UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: April 30

Date of reporting period: April 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, its what you keep.®

Annual Report

April 30, 2013

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class I
Nuveen All-American Municipal Bond Fund	FLAAX	FAAMX	FAACX	FAARX
Nuveen High Yield Municipal Bond Fund	NHMAX	NHMBX	NHMCX	NHMRX
Nuveen Inflation Protected Municipal Bond Fund	NITAX	—	NIPCX	NIPIX
Nuveen Intermediate Duration Municipal Bond Fund	NMBAX	NUMBX	NNSCX	NUVBX
Nuveen Limited Term Municipal Bond Fund	FLTDX	—	FLTCX	FLTRX
Nuveen Short Duration High Yield Municipal Bond Fund	NVHAX	—	NVHCX	NVXIX
Nuveen Short Term Municipal Bond Fund	FSHAX	—	NSVCX	FSHYX

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Chairman’s

Letter to Shareholders

Dear Shareholders,

After nine years of serving as lead director and independent chairman of the Nuveen Fund Board, my term of office is coming to an end. It has been a privilege to use this space to communicate with you on some of the broad economic trends in the U.S. and abroad and how they are impacting the investment environment in which your funds operate. In addition, I have enjoyed offering some perspective on how your Board views the various Nuveen investment teams as they apply their investment disciplines in that investment environment.

My term has coincided with a particularly challenging period for both mutual fund sponsors and investors. Since 2000 there have been three periods of unusually strong stock market growth and two major market declines. Recent years have been characterized by a search for yield in fixed income securities to compensate for an extended period of very low interest rates. Funds are investing more in foreign and emerging markets that require extensive research capabilities to overcome the more limited transparency and higher volatility in those markets. New fund concepts often incorporate derivative financial instruments that offer efficient ways to hedge investment risk or gain exposure to selected markets. Fund trading teams operate in many new domestic and international venues with quite different characteristics. Electronic trading and global communication networks mean that fund managers must be able to thrive in financial markets that react instantaneously to newsworthy events and are more interconnected than ever.

Nuveen has committed additional resources to respond to these changes in the fund industry environment. It has added IT and research resources to assemble and evaluate the increased flow of detailed information on economies, markets and individual companies. Based on its experience during the financial crisis of 2008-09, Nuveen has expanded its resources dedicated to valuing and trading portfolio securities with a particular focus on stressed financial market conditions. It has added systems and experienced risk management professionals to work with investment teams to better help evaluate whether their funds’ risk exposures are appropriate in view of the return targets. The investment teams have also reflected on recent experience to reaffirm or modify their investment disciplines. Finally, experienced professionals and IT resources have been added to address new regulatory requirements designed to better inform and protect investors. The Board has enthusiastically encouraged these initiatives.

The Nuveen Fund Board has always viewed itself as your representatives to assure that Nuveen brings together experienced people, proven technologies and effective processes designed to produce results that meet investor expectations. It is important to note that our activities are highlighted by the annual contract renewal process. Despite its somewhat formal language, I strongly encourage you to read the summary because it offers an insight into our oversight process. The report is included in the back of this or a subsequent shareholder report. The renewal process is very comprehensive and includes a number of evaluations and discussions between the Board and Nuveen during the year. The summary also describes what has been achieved across the Nuveen fund complex and at individual funds such as yours.

As I leave the chairmanship and resume my role as a member of the Board, please be assured that I and my fellow Board members will continue to hold your interests uppermost in our minds as we oversee the management of your funds and that we greatly appreciate your confidence in your Nuveen fund.

Very sincerely,

Robert P. Bremner

Chairman of the Board

June 21, 2013

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Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. John Miller, CFA, and Doug White, CFA, manage the Nuveen All-American Municipal Bond Fund. John began managing the Fund in 2010 and Doug joined him as co-manager of the Fund in 2011. John has managed the Nuveen High Yield Municipal Bond Fund since 2000. John and his co-managers Timothy Ryan, CFA, and Steven Hlavin have managed the Nuveen Short Duration High Yield Municipal Bond Fund since its inception in February 2013. Dan Close, CFA, and Doug Baker, CFA, have managed the Nuveen Inflation Protected Municipal Bond Fund since its inception in 2011. Paul Brennan, CFA, has managed the Nuveen Intermediate Duration Municipal Bond Fund since 2007 and the Nuveen Limited Term Municipal Bond Fund since 2006. Chris Drahn, CFA, has managed the Nuveen Short Term Municipal Bond Fund since 2002.

Recently, the portfolio managers discussed the economic and municipal market conditions at the national level, key investment strategies and the Funds’ performance for the twelve-month period ended April 30, 2013.

What factors affected the U.S. economy and the national municipal bond market during the twelve-month reporting period ended April 30, 2013?

During this reporting period, the U.S. economy’s progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its May 2013 meeting, the central bank stated that it expected its “highly accommodative stance of monetary policy” would keep the fed funds rate in “this exceptionally low range” at least as long as the unemployment rate remained above 6.5% and the outlook for inflation one to two years ahead was no higher than 2.5%. The Fed also decided to continue its monthly purchases of $40 billion of mortgage-backed securities and $45 billion of longer-term Treasury securities in an open-ended effort to bolster growth. Taken together, the goals of these actions are to put downward pressure on longer-term interest rates, make broader financial conditions more accommodative, and support a stronger economic recovery as well as continued progress toward the Fed’s mandates of maximum employment and price stability.

In the first quarter of 2013, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.5%, compared with 0.4% for the fourth quarter of 2012, continuing the pattern of positive economic growth for the 15th consecutive quarter. The Consumer Price Index (CPI) rose 1.1% year-over-year as of April 2013, while the core CPI (which excludes food and energy) increased 0.1% during the period, staying within the Fed’s unofficial objective of 2.0% or lower for this inflation

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measure. Labor market conditions continued to slowly show signs of improvement. As of April 2013, the national unemployment rate was 7.5%, the lowest level since December 2008, down from 8.1% in April 2012. The housing market, long a major weak spot in the economic recovery, also delivered some good news, as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 10.9% for the twelve months ended March 2013 (most recent data available at the time this report was prepared). This marked the largest twelve-month percentage gain for the index since May 2006.

During this reporting period, the outlook for the U.S. economy was clouded by uncertainty about global financial markets and the outcome of the “fiscal cliff.” The tax consequences of the fiscal cliff situation, which had been scheduled to become effective in January 2013 were averted through a last-minute deal that raised payroll taxes but left in place a number of tax breaks. However, lawmakers postponed and then failed to reach a resolution on $1.2 trillion in spending cuts intended to address the federal budget deficit. As a result, automatic spending cuts (or sequestration) affecting both defense and non-defense programs (excluding Social Security and Medicaid) took effect March 1, 2013, with potential implications for economic growth over the next decade. In late March 2013, Congress passed legislation that established federal funding levels for the remainder of fiscal 2013, which ends on September 30, 2013, preventing a federal government shutdown. The proposed federal budget for fiscal 2014 remains under debate.

Municipal bond prices generally rallied nationally during this reporting period, as strong demand and tight supply combined to create favorable market conditions for municipal bonds. However, the market also encountered some additional volatility generated by the political environment, particularly the fiscal cliff at the end of 2012 and the approach of federal tax season. Although the total volume of tax-exempt supply improved over that of the same period a year earlier, the issuance pattern remained light compared with long-term historical trends and new money issuance was relatively flat. This supply/demand dynamic served as a key driver of performance. At the state level, state governments in aggregate appeared to have made good progress in dealing with budget issues. On the revenue side, state tax collections have grown for eleven straight quarters, exceeding pre-recession levels beginning in September 2011, while on the expense side, the states made headway in cutting and controlling costs. The current low level of municipal issuance reflects the current political distaste for additional borrowing by state and local governments facing fiscal constraints and the prevalent atmosphere of municipal budget austerity. During this period, we continued to see municipal yields remain relatively low. Borrowers seeking to take advantage of the low rate environment sparked an increase in refunding activity, with approximately two-thirds of municipal paper issued by borrowers that were calling existing debt and refinancing at lower rates.

Over the twelve months ended April 30, 2013, municipal bond issuance nationwide totaled $378 billion, an increase of 9.5% over the issuance for the twelve-month period ended April 30, 2012. During this period, demand for municipal bonds remained very strong, especially from individual investors, but also from mutual funds, banks and insurance companies.

6	Nuveen Investments

How did the Funds perform during the twelve-month reporting period ended April 30, 2013?

The tables in the Fund Performance, Expense and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for the Fund’s Class A Shares at net asset value (NAV) for the applicable one-year, five-year, ten-year and since-inception periods ending April 30, 2013. The tables also compare these returns to each Fund’s benchmark index and appropriate Lipper classification average.

Nuveen All-American Municipal Bond Fund

During the twelve-month period ended April 30, 2013, the Nuveen All-American Municipal Bond Fund’s Class A Shares at NAV significantly outperformed the S&P Municipal Bond Index and the Lipper General Municipal Debt Funds Classification Average.

For much of the reporting period, most bonds, especially those with longer maturity dates, experienced a decline in rates, while their prices simultaneously rose (bond yields and prices move in opposite directions). This environment provided a favorable backdrop for the Fund, which benefited primarily from the portfolio’s heightened sensitivity to interest rate changes, known as duration positioning. Because the Fund had a somewhat longer duration than the benchmark, the portfolio was well situated to take advantage of prevailing market conditions during the majority of the twelve-month time frame.

The Fund’s sector positioning also contributed to results on a relative basis, with health care securities providing a particularly notable impact. Because Nuveen brings substantial credit-research experience and resources to this part of the market, the health care sector is often an area in which we believe we can add significant value for investors, and, accordingly, we were active participants in this group. Also adding to the Fund’s relative performance were overweightings in corporate-backed industrial development revenue (IDR) and transportation bonds (especially toll roads), both of which were strong performing categories. At the same time, the Fund was helped by having less exposure to sectors whose performance was more subdued. General obligation (GO) bonds fit into this category, as did pre-refunded bonds, whose very short maturities and high credit quality were out of favor characteristics in a market where longer-dated, lower quality bonds tended to do the best.

A third positive factor was our credit quality allocation. With interest rates remaining extremely low by historical standards, investors were eager to buy lower rated bonds, which offered a higher degree of income to compensate investors for their added risk. The Fund’s significant overweighting in BBB-rated and non-rated issues added to results, given those securities’ solid performance. Meanwhile, the Fund maintained lesser exposure to the highest quality bonds, those rated AAA and AA, and this strategy proved additionally advantageous in light of those securities’ more modest gains.

Given the Fund’s favorable results, there were few particularly negative performance factors. The Fund was, however, modestly hampered by its holdings within the dedicated-tax bond sector. While the category as a whole fared well, the individual bonds we owned in this sector failed to keep pace, which limited the Fund’s upside. Another minor

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disappointment was the Fund’s slight overweighting in water/sewer bonds, which lagged the broad municipal bond index.

Nuveen High Yield Municipal Bond Fund

During the twelve months ending April 30, 2013, the Nuveen High Yield Municipal Bond Fund’s Class A shares at NAV significantly outperformed the S&P Municipal Yield Index and the Lipper High Yield Municipal Debt Funds Classification Average. Please note that during the last fiscal reporting period, the Nuveen High Yield Municipal Bond Fund’s primary index was changed. Previously, the Fund used the S&P Municipal Bond High Yield Index as its benchmark. The Fund is now compared to the S&P Municipal Yield Index because it more closely reflects the Fund’s investment universe.

The environment for high yield municipal bonds was favorable during the period, as credit spreads narrowed (indicating lower-rated bond yields were falling more sharply than higher-rated bond yields). Demand for high yield securities was further bolstered by improved fiscal conditions, as states and municipalities generally enjoyed growth in tax revenue in response to the improving economy, which was being lifted in part by better conditions in the housing market. The Fund was well positioned to benefit from these trends, maintaining elevated exposure to corporate-backed industrial development revenue (IDR) municipal bonds and land-backed community district debt.

Regarding IDR bonds, the Fund was especially helped by its exposure to municipal bonds issued by the airline industry, which witnessed a number of positive developments during the period, including market consolidation that has strengthened the financial position of issuers. One particularly notable contributor to the Fund’s results was an unsecured bond issue for American Airlines that we initially purchased in the secondary municipal bond market early in the reporting period and added to that position at various points throughout the past twelve months. As the company made progress on its bankruptcy resolution, it improved its financial position much more than many investors expected a year ago. We began buying these securities in May 2012 at a very large discount to their face value; by the end of the reporting period, they traded at a healthy premium.

Another area of opportunity was land-backed community district debt, whose income stream is supplied by property tax revenues. The improving real estate market provided a tailwind for these types of securities, so the Fund’s overweighting was helpful for relative performance. In particular, the Fund benefited from non-rated bonds for the Tolomato Community Development District, which enjoyed solid performance, as the prospects for this development project near Jacksonville, Florida, regained momentum in response to better housing market conditions. While not a land-backed security, our position in Pennsylvania Economic Development Authority bonds for USG Corporation, a leading manufacturer of wallboard used in building and home construction, reflected healthier real estate market conditions, improved construction data and higher pricing for wallboard.

The health care sector remained an important area of investment. As hospitals prepare to implement the requirements of the Affordable Care Act, we saw an increase in merger activity, which was a generally positive trend for hospital bonds.

8	Nuveen Investments

Another positive performance factor during the period was our use of leverage through inverse floating rate securities. These positions supported the Fund’s results, given that the yield curve remained steep and interest rates on high quality bonds maintained stable performance, enabling the Fund’s leveraged position to generate significant cash flow. (For more information on the Fund’s use of leverage, see “Impact of Nuveen High Yield Municipal Bond Fund’s Leveraging Strategy on Performance” later in this report.)

Even as the Fund enjoyed positive results, a few holdings did not meet our expectations. The largest individual detractor in the portfolio was an IDR bond issue for EnerTech Biosolids, a firm that provides electricity generation through the burning of solid waste. Unfortunately, the company was unable to fulfill the terms of its contract with Los Angeles and other Southern California communities. At period end, we were in the process of liquidating our position. Another challenging performer was a parking bond issue for Yankee Stadium, which we wrote about in our shareholder report six months ago. These bonds remained depressed in value because of the issuer’s high level of debt relative to revenues. However, we maintained our position in the bonds, believing that the issuer’s difficulties were already reflected in the bonds’ values and there could be opportunities for future price improvement. While both of these positions hindered performance, the portfolio’s broad diversification helped ensure that the losses had a minimal impact on the Fund’s overall results.

The Fund also continued to maintain several interest rate swaps that we used to reduce the duration of its portfolio. While these investments functioned exactly as planned, the overall impact on performance was mildly negative, given interest rates declined during the period in which the Fund had the highest exposure to these interest rate swap contracts. The Fund also used credit default swaps to manage credit risk. Using a credit default swap, the Fund purchased credit protection on a small set of issuers, which had a mildly negative impact on performance. Because the credit default swap contract was paired with specifics bonds, however, the same improvement in credit quality that led to negative performance on the credit default swap contract caused positive performance in the bonds it was hedging.

Impact of Nuveen High Yield Municipal Bond Fund’s Leveraging Strategy on Performance

One important factor impacting the returns of the Nuveen High Yield Municipal Bond Fund relative to its comparative benchmarks was the Fund’s use of substantial leverage through its investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Fund uses leverage because the manager believes that our research as shown that, over time, leveraging provides opportunities for additional income and total return, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional volatility. For example, the value of an inverse floating rate security will increase or decrease in value by a multiple of the increase or decrease of the market value of the underlying bond due to changes in market interest rates or the bond’s creditworthiness.

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Thus, when investing in an inverse floating rate security rather than directly in the underlying bond, the Fund will experience a greater increase in its net asset value if the underlying municipal bond increases in value, but it will also experience a correspondingly larger decline in its net asset value if the underlying bond declines in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. In addition, income on inverse floating rate securities will decrease when short term interest rates increase and increase when short term interest rates decrease. As a consequence, although investments in inverse floating rate securities offer the opportunity for higher income than the underlying bond at times of low short term market interest rates, those investments would serve to reduce the Fund’s income if short term interest rates rise such that they exceed the net income on the underlying bond.

The Fund’s use of leverage through inverse floating rate securities made a positive contribution to the performance of the Fund over this reporting period, largely because of the income differential between the higher rates earned on the Fund’s long term bond investments and the lower rates paid on its leveraging instruments.

Nuveen Inflation Protected Municipal Bond Fund

During the twelve-month period ending April 30, 2013, the Nuveen Inflation Protected Municipal Bond Fund’s Class A shares at NAV beat the results of the Barclays 1-10 Year Municipal Bond Index by a generous margin. The Fund also outpaced the Lipper Intermediate Municipal Debt Funds Classification Average.

The Fund’s performance is generally shaped by its two portfolio components, intermediate duration municipal bonds and inflation linked swaps, the latter of which are designed to hedge the Fund against changes in inflation expectations, which can influence municipal bond prices.

In this period of strong relative performance for the Fund, several factors lifted results. In particular, the portfolio was supported by its yield curve positioning. Specifically, the Fund’s underweighting of bonds at the shorter end of its investment universe proved helpful, as did our modest overweighting of longer dated securities. Both stances worked out well, given that longer dated bonds generally benefited from declining interest rates to a greater extent than their shorter maturity counterparts.

Also adding to results was the Fund’s credit quality mix. The portfolio maintained an overweighting in BBB-rated and A-rated securities, two categories that make up the lower half of the investment grade bond universe and represent our primary focus in the managing the portfolio. In an environment of low bond yields, investors generally preferred these lower rated securities for the additional income they provide, despite the extra credit risk. Also, the Fund was underweight in the highest rated credit quality segments, bonds rated AAA and AA, which made an additional positive impact, as these securities did not perform quite as well.

Another source of outperformance came from the Fund’s sector allocations. Specifically, our overweighting in health care, which as a whole fared better than the broad municipal bond market, contributed notably. The Fund was also underweighted in pre-refunded bonds, which are high quality, short duration securities. In a market environment where

10	Nuveen Investments

the opposite characteristics were sought by investors, our lesser exposure to this group added to our results in relative terms. On the other hand, the Fund’s positioning within the corporate-backed industrial development revenue category was a modest detractor.

The Fund’s inflation-protection component achieved its goal of hedging the portfolio against fluctuating prices. During the period, however, this portion of the portfolio detracted from relative performance, as inflation expectations decreased, causing the Fund’s inflation-linked swaps to decline in value accordingly.

Nuveen Intermediate Duration Municipal Bond Fund

During the twelve-month period ending April 30, 2013, the Nuveen Intermediate Duration Municipal Bond Fund’s Class A Shares at NAV modestly outpaced the S&P Municipal Bond Intermediate Index, as well as the Lipper Intermediate Municipal Debt Funds Classification Average.

The most helpful factor behind the Fund’s outperformance of the S&P Index was good credit quality positioning. Specifically, the portfolio had more exposure to bonds with lower investment grade credit ratings, which made up more than half of the Fund’s net assets at period end and these lower rated issues outperformed their higher rated counterparts. Two key factors drove the results of these securities. First, the financial position of municipal bond issuers generally improved along with the recovering economy. Second, investors remained hungry for yield in the continued low interest rate environment, and one of the primary ways to obtain a higher level of income was by taking on more credit risk.

The Fund’s sector positioning also proved advantageous, given that we were well invested in certain areas that featured a significant amount of lower rated issuance. For example, our hospital and tobacco holdings continued to add value, as did a number of our corporate-backed industrial development revenue bond positions, which benefited from improving economic conditions. Another source of outperformance was our allocation to state-supported general obligation debt, led by our holdings in California and Illinois securities. California bonds were helped by the state’s progress in resolving its budget challenges, while, in Illinois, investors’ expectations that the economic situation could begin to improve in that financially troubled state lifted those bonds’ prices.

On the other hand, our yield curve positioning was, in retrospect, sub-optimal. To maintain our desired duration for the portfolio, we owned a combination of longer maturity bonds from within the Fund’s intermediate investment universe, balanced by some very short maturity issues. Because these latter securities were highly liquid, we thought they would be good sale candidates in the event of a sudden change in demand for municipal bonds. In addition, some of these shorter-maturity bonds were purchased years ago at higher yields than those available today, which has helped sustain the Fund’s income stream for its shareholders. During this reporting period, however, these bonds did not perform as well as longer dated bonds did, but we maintained this allocation because of these other factors.

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Nuveen Limited Term Municipal Bond Fund

For the twelve-month period ending April 30, 2013, the Nuveen Limited Term Municipal Bond Fund’s Class A Shares at NAV outpaced the S&P Municipal Bond Short-Intermediate Index, to a modest degree. The Fund also surpassed the results of the Lipper Short-Intermediate Municipal Debt Funds Classification Average.

The Fund benefited from favorable credit quality positioning. As with the other Funds profiled in this report, we maintained higher relative exposure to bonds on the lower end of the credit quality spectrum, taking advantage of Nuveen’s credit research capabilities to find securities offering additional yield at what we believed was an acceptable level of credit risk. At period end, close to 40% of the portfolio’s net assets was invested in investment grade bonds rated A and BBB, which added to the Fund’s results on a relative basis. As mentioned earlier in this report, lower rated bonds generally outperformed higher rated issues.

On a related note, the Fund saw good results from its holdings in sectors that tend to offer more exposure to lower rated bonds. These included health care, tobacco and corporate-backed industrial development revenue bonds, all of which were supported by improving economic conditions and investors’ willingness to take on credit risk. Another boost came from our state general obligation debt and bonds issued by the State of Illinois, whose prospects for resolving its serious financial challenges appeared to improve a bit. At the same time, however, the Fund was hampered somewhat by its allocation to pre-refunded bonds, whose very short durations and high credit quality were out-of-favor characteristics.

In all, the Fund’s duration positioning had a slight positive impact on results during the twelve-month reporting period. While the Fund’s interest rate sensitivity was roughly equivalent to that of its benchmark, we got a lift from helpful yield curve positioning. We achieved our desired interest rate stance by balancing the Fund’s shorter dated issues with corresponding exposure on the long end of the yield curve. In particular, the Fund’s allocation to very short dated paper was modest, allowing the Fund to realize a benefit from its longer dated holdings.

Nuveen Short Duration High Yield Municipal Bond Fund

While this is an annual report, the Nuveen Short Duration High Yield Municipal Bond Fund’s performance discussion encompasses an abbreviated reporting period from inception on February 1, 2013 through April 30, 2013. During this period, the Fund’s Class A shares at NAV outpaced the S&P Municipal Bond Short Intermediate Index, as well as the Lipper High Yield Municipal Debt Funds Classification Average.

The Fund’s investment approach is to limit duration risk and take advantage of the relatively wider credit spreads generally available on shorter duration bonds. During the three months between the Fund’s inception date and period end, the Fund was well positioned to benefit from favorable market conditions, as yields declined on shorter dated municipal bonds, while their prices rose accordingly.

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Nuveen Short Term Municipal Bond Fund

For the twelve-month period ending April 30, 2013, the Nuveen Short Term Municipal Bond Fund’s Class A Shares at NAV outpaced the S&P Municipal Bond Short Index. The Fund also surpassed the results of the Lipper Short Municipal Debt Funds Classification Average. Prior to November 2011, the Fund’s benchmark was the Barclays 3-Year Municipal Bond Index. The Fund is now compared to the S&P Municipal Bond Short Index because it more closely reflects the Fund’s investment universe.

The Fund’s outperformance relative to the S&P Index was shaped predominantly by the portfolio’s credit rating positioning. Specifically, the Fund’s overweighting in lower quality, investment grade bonds rated A and BBB was advantageous. With yields on high quality short term municipal bonds at or near record lows during the period, investors seeking income were compelled to turn to higher yielding segments of the municipal market. Given that, the Fund’s overweighting in the lower half of the investment grade bond universe and its corresponding underweighting in bonds rated AAA and AA proved beneficial.

The Fund’s sector weighting breakdown also boosted performance relative to its benchmark. The Fund was overweighted in the health care and higher education groups, both of which outpaced the index, as income-seeking investors sought opportunities among higher yielding bonds. Similarly, the Fund’s underweighting among higher-quality sectors, namely pre-refunded bonds and state general obligation debt, was helpful as neither kept pace with the index, somewhat due to their relatively lower income return component.

The maturity profile of the Fund further contributed to our positive results. Here, the Fund’s modest holdings in bonds with maturities exceeding four years, which, to achieve the Fund’s desired duration, are balanced with very short duration securities, enabled the Fund to capture some additional yield and benefit from the small amount of price appreciation these bonds enjoyed. The Fund’s holdings in short dated bonds with maturities of less than six months also modestly tempered the Fund’s results because they lagged the index, given their lower yields and minimal price performance.

What strategies were used to manage the Funds during the twelve-month reporting period ended April 30, 2013?

All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by Nuveen Asset Management. Our municipal bond portfolios are managed with a value oriented approach and close input from Nuveen Asset Management’s experienced research team. Below, we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen All-American Municipal Bond Fund

For much of the reporting period, investors were enthusiastic about the municipal bond market, which resulted in substantial new shareholder inflows for the Fund. In order to invest these assets, we were actively looking to purchase new municipal debt for the portfolio throughout the period. We generally emphasized lower-rated securities and

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revenue bonds, which, despite their prior strong results, continued to offer relatively attractive yields. During the first half of the period, our purchases tended to focus on bonds with longer maturities, which we believed could continue to thrive in a low interest rate environment. By the second half of the period, however, our emphasis began to shift toward the intermediate portion of the yield curve. Because interest rates had declined more sharply on longer dated bonds, we believed that intermediate bonds had begun to offer better relative value. We made purchases across various revenue sectors, including health care, corporate-backed and “other revenue” bonds, a category that consists of securities backed by dedicated sales or use taxes and, therefore, we felt had the potential to do well in tandem with the improving economy.

Essential service bonds, such as water/sewer and public power revenue bonds, also provided attractive values. We found it appealing that these bonds offered a legally protected revenue stream dedicated to pay back bondholders. In selected instances, we also bought high-yield bonds. Before purchasing these below investment grade rated securities, we conducted thorough research to get comfortable with the financial quality of these issues and became confident that their reward potential fully compensated investors for their risk. Of course, the vast majority of this Fund’s assets were invested in investment grade rated securities, as mandated in the prospectus and the higher yielding, lower rated positions represented a modest portion of the portfolio.

Most of our new purchases were funded through the proceeds of bond calls or bond maturities, and to a lesser extent shareholder inflows. Selling activity, which was very limited, tended to focus on pre-refunded bonds, whose very short maturities and limited performance potential made them, in our view, good sale candidates. At period end, the Fund had a small number of Puerto Rico bond issues we believed were creditworthy and offered a good risk/reward trade-off for our shareholders. Puerto Rico bonds, like those issued by other U.S. territories, are generally fully tax-exempt for residents of all 50 states.

Nuveen High Yield Municipal Bond Fund

The Fund experienced substantial new shareholder inflows during the period, as investors actively searched for higher yield in an environment of continued low interest rates. Therefore, our primary emphasis during the period was to find suitable places to invest these new assets in order to keep the Fund fully invested.

With a significant amount of new cash available for investment, we bought bond issues across multiple economic sectors. One such area of activity was land-backed community development district deals, in which we have long been active participants because of our belief that they offered good value. With fewer mortgage defaults providing a more favorable environment for property development, the prospects for many community development district bond issuers was enhanced. Our purchases in this sector took place in multiple markets across the country, most notably buying special assessment bonds for the Grand Bay at Doral Community Development District, a facility outside Miami; adding to our position in special assessment bonds issued for the Tolomato Community Development District near Jacksonville, Florida; and purchasing special-tax bonds for Murrieta (California) Public Facilities Authority.

14	Nuveen Investments

Another area of emphasis was corporate-backed IDR municipal bonds, many of which continued to benefit from the stabilizing economic backdrop but still offered what we believed was good value potential. New IDR purchases included tax-exempt bonds issued for chemical manufacturer Celanese and truck engine manufacturer Navistar International. Several times during the period, we also added to the Fund’s position in American Airlines bonds, which, as we mentioned, were extremely strong performers for the Fund. We found additional opportunities to add value among charter school bonds. In contrast, while health care is typically an active sector for Nuveen and we did periodically add to the Fund’s allocation, we were less involved here than usual. Because many health care bonds have performed relatively well in recent years, we identified better values in other parts of the market, such as those we mentioned earlier.

We also sought value potential by purchasing bonds backed by municipal bond insurer National Public Finance Guarantee (NPFG). In the wake of the financial crisis of 2008, most municipal bond insurers saw their credit ratings downgraded, and NPFG was no exception. In recent years, however, NPFG has settled its outstanding litigation, which, in our view, has increased its future viability as a legitimately highly rated entity. Although the company’s credibility has not yet been rebuilt with investors, a process we believe may take time, it has become possible to purchase municipal debt offering NPFG’s insurance wrapper without paying much in the way of a premium for this additional coverage. Accordingly, we looked for attractively valued NPFG-backed bonds that we believed were solid investments, paid only a modest amount for NPFG’s insurance policy and then anticipated the potential for capital appreciation if NPFG is successful in restoring its credibility with investors.

Selling activity was also very limited and tended to be concentrated around investment outflows in December 2012, as investors developed short-lived concerns about the perceived risk in the municipal bond market related to unrealized proposals out of Washington, D.C. to limit the tax-exemption of municipal bonds. When we sold securities in response to shareholder outflows, we generally unloaded higher coupon investment grade bonds priced to relatively short call dates. We believed these securities were not a key component of our long term investment strategy, offered less compelling long term value and could be most easily replaced in the portfolio.

Nuveen Inflation Protected Municipal Bond Fund

The Fund’s net assets more than doubled during the period due to a sizeable inflow of shareholder investments. As a result, our primary emphasis in managing the portfolio was to stay fully invested. To accomplish this goal, we were extremely active in making new purchases, via both the primary and secondary municipal bond markets and across a variety of sectors, buying suitable securities that we believed offered good value for our shareholders. In our opinion, the portfolio was well structured going into the period, so modest changes to the Fund’s credit quality and sector weightings reflected the composition of the new bonds we added, as opposed to the sale of specific securities from the portfolio. In fact, sales were almost non-existent during a period in which our main priority was to invest the portfolio’s growing assets.

Nuveen Investments	15

While the average credit quality of the portfolio remained fairly consistent, we took advantage of selected opportunities among below investment grade rated bonds that, after conducting thorough credit research, we believed offered our shareholders a particularly favorable risk/reward trade-off. However, we found fewer of these opportunities as the period progressed. Notable sector activity included adding to the Fund’s allocation to general obligation, higher education and dedicated-tax bonds, reflecting where we believed we were finding good value. In contrast, the Fund’s health care, toll road and public power bond exposure remained significant but decreased modestly as a percentage of the portfolio’s assets, as we tended to favor securities from other sectors.

As the Fund grew, we added additional inflation-linked swap positions several times during the reporting period and monitored the portfolio regularly to help ensure appropriate inflation protection.

Nuveen Intermediate Duration Municipal Bond Fund

With new shareholder inflows coming into the Fund, our primary consideration was to keep the portfolio fully invested, a goal that influenced our management decisions throughout the period. On a duration basis, for example, we continued to identify desirable bonds across a wide spectrum of maturities. As the period progressed, we were finding the best values among bonds in our investment universe with maturities ranging from roughly six to fifteen years. In addition to providing our shareholders with what we believed was the best available risk/reward balance, this focus on the “belly” of the yield curve provided the Fund with sufficient interest rate sensitivity to keep duration in line with that of our target.

The Fund’s credit quality positioning also remained consistent. Even as credit spreads narrowed, indicating that investors were willing to take on more credit risk in exchange for a declining amount of yield, lower investment grade rated bonds continued to offer what we believed was good value, even if that value at period end was not quite as significant as it had been twelve months earlier. We worked closely with Nuveen’s credit research team to find those bonds that we believed offered the best risk/reward trade-off, especially as robust demand for municipal securities made it more important than ever to be selective about choosing appropriate bonds offering good value. We believe Nuveen’s credit research expertise makes us well positioned to capitalize on this situation, given the depth of our credit research experience and resources. While we continued to purchase lower-investment grade debt we found attractive, we were not looking to dramatically increase our exposure as a percentage of the portfolio’s net assets, believing that the Fund was already sufficiently represented in bonds with credit ratings below AA-rated.

During the first half of the period, we took advantage of several unique opportunities to buy unemployment compensation-backed bonds, a category that does not come to market very often. In the wake of the financial crisis of 2008, various states depleted their unemployment compensation funds, leading them to issue new state tax-exempt bonds to finance funds borrowed from the federal government. During the first half of the period, we purchased these generally high quality securities issued by Michigan, Illinois

16	Nuveen Investments

and Pennsylvania. In our view, these bonds provided our shareholders with two important advantages, an adequate level of compensation and, because of their general scarcity, beneficial diversification to the portfolio.

To finance purchases for the Fund, we relied primarily on the proceeds from new shareholder investments and from bond calls and maturities. Selling activity was infrequent and tended to consist of bonds we saw as having limited performance prospects, and we typically initiated sales only during periods when we needed to generate cash for attractive purchase opportunities.

Nuveen Limited Term Municipal Bond Fund

The majority of our purchase activity was focused on keeping the portfolio’s healthy level of shareholder inflows invested, and therefore we had little need to sell securities to take advantage of attractive buying opportunities. Additional funds for our purchases came from the proceeds of bond calls and maturities. Because of this Fund’s emphasis on holdings with relatively short maturity dates, securities roll off the portfolio with a high degree of regularity. During the period, we were able to maintain the Fund’s duration positioning, which we believed was favorable, as the bulk of our new purchases focused on bonds with maturities ranging from roughly three to eight years. When it was possible to find lower-rated bonds providing a good risk/reward trade-off, we looked to this maturity range for new investments. That said, as these bonds continued to gain in price, it became more challenging to find limited-term issues providing what we saw as good value, and we found ourselves becoming more selective as the premium available for investing in lower rated bonds continued to narrow. One notable area in which we were able to find some good prospects was among public power bonds, which, as “essential service” projects, typify the kind of holding we regularly seek as a source of long term potential.

During the first half of the period, we took advantage of several unique opportunities to buy unemployment compensation-backed bonds, a category that does not come to market very often. In the wake of the financial crisis of 2008, various states depleted their unemployment compensation funds, leading them to issue new state tax-exempt bonds to finance funds borrowed from the federal government. During the first half of the period, we purchased these generally high quality securities issued by Michigan, Illinois and Pennsylvania. In our view, these bonds provided our shareholders with two important advantages, an adequate level of compensation and, because of their general scarcity, beneficial diversification to the portfolio.

Nuveen Short Duration High Yield Municipal Bond Fund

In seeking high current income exempt from regular federal income taxes, the Fund invests in predominantly lower rated municipal bonds while maintaining a weighted average effective portfolio duration of less than 4.5 years. When appropriate, the Fund may also use leverage in an opportunistic manner, through the use of inverse floating rate securities.

Nuveen Investments	17

By design, the duration of the Fund is controlled to limit the impact of interest rate movements on performance, making this a potential option for investors who wish to add exposure to high yield municipal bonds to their portfolios, while limiting their interest rate risk.

In its initial three months of operation, the Fund experienced extremely large inflows, and thus our main priority was to invest those assets quickly. We were successful in promptly putting those funds to work in the lower-rated bonds that are our primary emphasis in this portfolio.

Our new purchases consisted of securities across a variety of sectors, including special-assessment, tobacco, corporate-backed industrial development revenue and health care bonds, all of which we believed offered good value to our investors. The Fund also had a small amount of exposure to bonds issued by Puerto Rico, as U.S. territorial bonds are generally fully income tax exempt for all U.S. residents. Our Puerto Rico allocation consisted of individually selected bonds with shorter maturities and, when possible, bonds backed by municipal insurers we believe to be creditworthy.

The majority of our purchases took place in the secondary municipal bond market, which can be a more challenging process than buying bonds in the primary market. However, it can also be a very good source of value, especially for investors such as Nuveen with substantial research and trading resources, as bonds in the secondary market are often less liquid and sometimes even trade by appointment.

We also sought value potential by purchasing bonds backed by municipal bond insurer National Public Finance Guarantee (NPFG). In the wake of the financial crisis of 2008, most municipal bond insurers saw their credit ratings downgraded, and NPFG was no exception. In recent years, however, NPFG has settled its outstanding litigation, which, in our view, has increased its future viability as a legitimately highly rated entity. Although the company’s credibility has not yet been rebuilt with investors, a process we believe may take time, it has become possible to purchase municipal debt offering NPFG’s insurance wrapper without paying much in the way of a premium for this additional coverage. Accordingly, we looked for attractively valued NPFG-backed bonds that we believed were solid investments, paid only a modest amount for NPFG’s insurance policy and then anticipated the potential for capital appreciation if NPFG is successful in restoring its credibility with investors. During the period, we bought NPFG-insured bonds that we thought were good investments in their own right, and further had the potential to see additional capital appreciation if NPFG regains its favor with investors, which we see as a distinct possibility over time.

Nuveen Short Term Municipal Bond Fund

At the end of 2012, the Fund experienced inflows during a period when the supply of new municipal bonds was comparatively light. At that time, our view was that tight supply had temporarily inflated municipal bond valuations, and that once issuers resumed bringing new bonds to the market in 2013, we would have more attractive points of entry. As expected, the supply of municipal bonds increased in early 2013, providing increased opportunities for us to invest at prices we believed were more attractive. As a result, we sold some very short dated holdings to make way for purchases of bonds in the three- to

18	Nuveen Investments

four-year maturity range. Given our expectation that short-term interest rates were unlikely to rise much in the near term, we thought that bonds in the three- to four-year range provided attractive yield and total return potential.

Throughout much of the past twelve months, yields on bonds with maturities between one and four years were relatively stable. Because this lack of volatility limited opportunities to buy and sell mispriced bonds, we focused on finding securities that we felt offered the best combination of yield and credit risk. We generally saw the best prospects among bonds with A and BBB credit ratings reflecting the lower end of our investment grade bond universe and took advantage to add these types of securities to the portfolio when we found suitable opportunities to do so. As a result of this increasing emphasis on lower investment grade bonds, the Fund’s allocation to AAA-rated and AA-rated issues declined.

Low and stable yields also supported our ongoing focus on higher yielding investment grade sectors, leading us to emphasize hospital and higher education bonds. At the same time, we maintained more limited exposure to lower yielding sectors, including pre-refunded and state general obligation bonds. Adding diversification to the portfolio, we made new purchases during the period across a combination of sectors, including special-assessment bonds, student housing projects and higher education debt.

Risk Considerations

Nuveen All-American Municipal Bond Fund

Nuveen Intermediate Duration Municipal Bond Fund

Nuveen Limited Term Municipal Bond Fund

Nuveen Short Term Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Funds’ use of inverse floaters creates effective leverage. Leverage involves the risk that the Funds could lose more than their original investment and also increases the Funds’ exposure to volatility, interest rate risk and credit risk.

Nuveen High Yield Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due.

The Fund concentrates in non-investment-grade and unrated bonds with long maturities and durations which carry heightened credit risk, liquidity risk, and potential for default. In addition, the Fund oftentimes engages in a significant amount of portfolio leverage and in doing so, assumes a high level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk.

Nuveen Investments	19

Nuveen Inflation Protected Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, non-diversification risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuer’s ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of derivative instruments may involve a small amount of cash investment relative to the total notional principal amount of the transaction, the magnitude of losses from derivatives may be greater than the amount originally invested. There can be no assurance that the Fund’s inflation hedging strategy will be successful or perform as expected.

Nuveen Short Duration High Yield Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due.

The Fund concentrates in non-investment-grade and unrated bonds with shorter maturities and durations which carry heightened credit risk, liquidity risk, and potential for default. In addition, the Fund may engage in a moderate amount of portfolio leverage and in doing so, assumes a higher level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk.

Dividend Information

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of April 30, 2013, all the Funds in this report had positive UNII balance for tax purposes. As of April 30, 2013, the Nuveen Inflation Protected Municipal Bond Fund, Nuveen Limited Term Municipal Bond Fund and Nuveen Short Duration High Yield Municipal Bond Fund had negative UNII balances and the Nuveen All-American Municipal Bond Fund, Nuveen High Yield Municipal Bond Fund, Nuveen Intermediate Duration Municipal Bond Fund and Nuveen Short Term Municipal Bond Fund had positive UNII balances for financial reporting purposes.

20	Nuveen Investments

Fund Performance, Expense and Effective Leverage Ratios

The Fund Performance, Expense and Effective Leverage Ratios for each Fund are shown on the following 14 pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Leverage is created whenever the Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital. The effective leverage ratio shown is the amount of investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Nuveen Investments	21

Fund Performance, Expense and Effective Leverage Ratios (continued)

Nuveen All-American Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense and Effective Leverage Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of April 30, 2013

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	7.83%	7.46%	5.60%
Class A Shares at maximum Offering Price	3.29%	6.54%	5.15%
S&P Municipal Bond Index*	5.74%	6.08%	5.16%
Lipper General Municipal Debt Funds Classification Average*	6.17%	5.67%	4.39%

Class B Shares w/o CDSC	7.05%	6.64%	4.98%
Class B Shares w/CDSC	3.05%	6.49%	4.98%
Class C Shares	7.17%	6.87%	5.03%
Class I Shares	8.03%	7.64%	5.79%

Average Annual Total Returns as of March 31, 2013 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	8.04%	7.49%	5.57%
Class A Shares at maximum Offering Price	3.52%	6.56%	5.12%
Class B Shares w/o CDSC	7.16%	6.67%	4.95%
Class B Shares w/CDSC	3.16%	6.52%	4.95%
Class C Shares	7.47%	6.90%	5.00%
Class I Shares	8.13%	7.67%	5.76%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.77%
Class B Shares	1.53%
Class C Shares	1.32%
Class I Shares	0.55%

Effective Leverage Ratio as of April 30, 2013

Effective Leverage Ratio	5.34%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

22	Nuveen Investments

Growth of an Assumed $10,000 Investment as of April 30, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	23

Fund Performance, Expense and Effective Leverage Ratios (continued)

Nuveen High Yield Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense and Effective Leverage Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of April 30, 2013

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	14.24%	5.17%	5.11%
Class A Shares at maximum Offering Price	9.43%	4.27%	4.66%
S&P Municipal Yield Index*	11.18%	7.12%	N/A
S&P Municipal Bond High Yield Index*	13.04%	7.66%	7.33%
Lipper High Yield Municipal Debt Funds Classification Average*	9.60%	5.75%	4.95%

Class B Shares w/o CDSC	13.34%	4.38%	4.48%
Class B Shares w/CDSC	9.34%	4.22%	4.48%
Class C Shares	13.57%	4.58%	4.53%
Class I Shares	14.44%	5.36%	5.31%

Average Annual Total Returns as of March 31, 2013 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	14.82%	5.03%	5.04%
Class A Shares at maximum Offering Price	9.99%	4.13%	4.59%
Class B Shares w/o CDSC	13.99%	4.25%	4.42%
Class B Shares w/CDSC	9.99%	4.09%	4.42%
Class C Shares	14.22%	4.45%	4.47%
Class I Shares	15.10%	5.22%	5.24%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.85%
Class B Shares	1.61%
Class C Shares	1.40%
Class I Shares	0.65%

Effective Leverage Ratio as of April 30, 2013

Effective Leverage Ratio	18.62%

*	Refer to the Glossary of Terms Used in the Report for definitions. Indexes and Lipper averages are not available for direct investment.

24	Nuveen Investments

Growth of an Assumed $10,000 Investment as of April 30, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	25

Fund Performance, Expense and Effective Leverage Ratios (continued)

Nuveen Inflation Protected Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense and Effective Leverage Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of April 30, 2013

	Average Annual

	1-Year	Since Inception*
Class A Shares at NAV	5.39%	8.89%
Class A Shares at maximum Offering Price	2.23%	7.35%
Barclays 1-10 Year Municipal Bond Index**	3.28%	5.37%
Lipper Intermediate Municipal Debt Funds Classification Average**	3.98%	6.54%

Class C Shares	4.81%	8.28%
Class I Shares	5.65%	9.10%

Average Annual Total Returns as of March 31, 2013 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	Since Inception*
Class A Shares at NAV	6.35%	9.16%
Class A Shares at maximum Offering Price	3.16%	7.57%
Class C Shares	5.77%	8.56%
Class I Shares	6.51%	9.38%

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.45%	0.78%
Class C Shares	2.02%	1.33%
Class I Shares	1.21%	0.58%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through August 31, 2013 so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.60% (1.05% after August 31, 2013) of the average daily net assets of any class of Fund shares. The expense limitation expiring August 31, 2013 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

Effective Leverage Ratio as of April 30, 2013

Effective Leverage Ratio	0%

*	Since inception returns are from 3/08/11.

**	Refer to the Glossary of Terms Used in the Report for definitions. Indexes and Lipper averages are not available for direct investment.

26	Nuveen Investments

Growth of an Assumed $10,000 Investment as of April 30, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	27

Fund Performance, Expense and Effective Leverage Ratios (continued)

Nuveen Intermediate Duration Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense and Effective Leverage Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of April 30, 2013

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	4.83%	5.18%	4.26%
Class A Shares at maximum Offering Price	1.64%	4.55%	3.94%
S&P Municipal Bond Intermediate Index*	4.71%	6.25%	5.12%
Lipper Intermediate Municipal Debt Funds Classification Average*	3.98%	4.97%	3.91%

Class B Shares w/o CDSC	4.19%	4.40%	3.64%
Class B Shares w/CDSC	0.19%	4.23%	3.64%
Class C Shares	4.39%	4.63%	3.69%
Class I Shares	5.13%	5.41%	4.47%

Average Annual Total Returns as of March 31, 2013 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	4.99%	5.11%	4.22%
Class A Shares at maximum Offering Price	1.88%	4.47%	3.90%
Class B Shares w/o CDSC	4.24%	4.32%	3.59%
Class B Shares w/CDSC	0.24%	4.15%	3.59%
Class C Shares	4.33%	4.53%	3.65%
Class I Shares	5.18%	5.31%	4.42%

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.71%
Class B Shares	1.46%
Class C Shares	1.26%
Class I Shares	0.51%

Effective Leverage Ratio as of April 30, 2013

Effective Leverage Ratio	2.02%

*	Refer to the Glossary of Terms Used in the Report for definitions. Indexes and Lipper averages are not available for direct investment.

28	Nuveen Investments

Growth of an Assumed $10,000 Investment as of April 30, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	29

Fund Performance, Expense and Effective Leverage Ratios (continued)

Nuveen Limited Term Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense and Effective Leverage Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of April 30, 2013

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	2.79%	4.08%	3.53%
Class A Shares at maximum Offering Price	0.20%	3.56%	3.27%
S&P Municipal Bond Short-Intermediate Index*	2.64%	4.43%	3.94%
Lipper Short-Intermediate Municipal Debt Funds Classification Average*	2.22%	3.53%	3.28%

Class C Shares	2.51%	3.72%	3.17%
Class I Shares	3.07%	4.28%	3.73%

Average Annual Total Returns as of March 31, 2013 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	2.94%	4.00%	3.52%
Class A Shares at maximum Offering Price	0.33%	3.48%	3.25%
Class C Shares	2.57%	3.64%	3.16%
Class I Shares	3.21%	4.22%	3.73%

Class A Shares have a maximum 2.50% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.65%
Class C Shares	1.00%
Class I Shares	0.45%

Effective Leverage Ratio as of April 30, 2013

Effective Leverage Ratio	0%

*	Refer to the Glossary of Terms Used in the Report for definitions. Indexes and Lipper averages are not available for direct investment.

30	Nuveen Investments

Growth of an Assumed $10,000 Investment as of April 30, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	31

Fund Performance, Expense and Effective Leverage Ratios (continued)

Nuveen Short Duration High Yield Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense and Effective Leverage Ratios section for further explanation of the information included within this page.

Fund Performance

Cumulative Total Returns as of April 30, 2013

Since Inception*
Class A Shares at NAV	1.72%
Class A Shares at maximum Offering Price	-0.82%
S&P Municipal Bond Short-Intermediate Index**	0.77%
Lipper High Yield Municipal Debt Funds Classification Average**	1.23%

Class C Shares	1.63%
Class I Shares	1.75%

Cumulative Total Returns as of March 31, 2013 (Most Recent Calendar Quarter)

Since Inception*
Class A Shares at NAV	0.66%
Class A Shares at maximum Offering Price	-1.86%
Class C Shares	0.62%
Class I Shares	0.68%

Class A Shares have a maximum 2.50% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.05%	0.85%
Class C Shares	1.60%	1.40%
Class I Shares	0.85%	0.65%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through April 30, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.65% of the average daily net assets of any class of Fund shares. The expense limitation expiring April 30, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Effective Leverage Ratio as of April 30, 2013

Effective Leverage Ratio	0.53%

*	Since inception returns are from 2/01/13.

**	Refer to the Glossary of Terms Used in the Report for definitions. Indexes and Lipper averages are not available for direct investment.

32	Nuveen Investments

Growth of an Assumed $10,000 Investment as of April 30, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	33

Fund Performance, Expense and Effective Leverage Ratios (continued)

Nuveen Short Term Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of April 30, 2013

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	1.88%	2.78%	2.53%
Class A Shares at maximum Offering Price	-0.66%	2.27%	2.27%
S&P Municipal Bond Short Index**	1.27%	2.81%	2.88%
Barclays 3-Year Municipal Bond Index**	1.54%	5.39%	3.12%
Lipper Short Municipal Debt Funds Classification Average**	1.14%	2.03%	2.10%

Class I Shares	2.06%	2.95%	2.69%

	1-Year		Since Inception*
Class C Shares	1.42%		1.82%

Average Annual Total Returns as of March 31, 2013 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	2.13%	2.77%	2.55%
Class A Shares at maximum Offering Price	-0.42%	2.26%	2.29%
Class I Shares	2.31%	2.94%	2.71%

	1-Year		Since Inception*
Class C Shares	1.67%		1.86%

Class A Shares have a maximum 2.50% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.71%
Class C Shares	1.05%
Class I Shares	0.51%

Effective Leverage Ratio as of April 30, 2013

Effective Leverage Ratio	0%

*	Since inception returns for C Shares are from 8/31/11.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

34	Nuveen Investments

Growth of an Assumed $10,000 Investment as of April 30, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	35

Yields as of April 30, 2013

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

Nuveen All-American Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[2]	3.76%	2.40%	3.33%
Class B Shares	3.21%	1.76%	2.44%
Class C Shares	3.37%	1.96%	2.72%
Class I Shares	4.12%	2.70%	3.75%

Nuveen High Yield Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[2]	5.48%	4.49%	6.24%
Class B Shares	4.97%	3.94%	5.47%
Class C Shares	5.18%	4.14%	5.75%
Class I Shares	5.89%	4.89%	6.79%

Nuveen Inflation Protected Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[2]	2.01%	1.69%	2.35%
Class C Shares	1.49%	1.19%	1.65%
Class I Shares	2.23%	1.93%	2.68%

Nuveen Intermediate Duration Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[2]	3.10%	1.30%	1.81%
Class B Shares	2.49%	0.59%	0.82%
Class C Shares	2.68%	0.79%	1.10%
Class I Shares	3.38%	1.53%	2.13%

1	TheTaxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal income tax rate of 28.0%.

2	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

36	Nuveen Investments

Nuveen Limited Term Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[2]	1.87%	0.61%	0.85%
Class C Shares	1.55%	0.28%	0.39%
Class I Shares	2.09%	0.83%	1.15%

Nuveen Short Duration High Yield Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[2]	3.01%	2.43%	3.38%
Class C Shares	2.55%	1.98%	2.75%
Class I Shares	3.26%	2.77%	3.85%

Nuveen Short Term Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[2]	1.43%	0.25%	0.35%
Class C Shares	1.12%	-0.10%	-0.14%
Class I Shares	1.65%	0.45%	0.61%

1	TheTaxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal income tax rate of 28.0%.

2	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

Nuveen Investments	37

Holding Summaries as of April 30, 2013

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen All-American Municipal Bond Fund

Bond Credit Quality[1,2,3,4]
AAA/U.S. Guaranteed	11.2%
AA	26.5%
A	28.0%
BBB	22.6%
BB or Lower	3.6%
N/R	6.3%

Nuveen High Yield Municipal Bond Fund

Bond Credit Quality[1,2,3,4]
AAA/U.S. Guaranteed	1.3%
AA	18.1%
A	13.3%
BBB	15.3%
BB or Lower	18.9%
N/R	30.8%

Portfolio Composition[1,5]
Tax Obligation/Limited	21.4%
Health Care	17.2%
Transportation	12.4%
Tax Obligation/General	10.9%
Education and Civic Organizations	9.6%
Utilities	9.0%
Water and Sewer	5.0%
Other	14.5%

Portfolio Composition[1,6]
Tax Obligation/Limited	25.5%
Health Care	15.1%
Transportation	11.8%
Education and Civic Organizations	10.3%
Consumer Staples	5.8%
Utilities	5.5%
Long-Term Care	5.2%
Consumer Discretionary	5.0%
Industrials	4.7%
Other	11.1%

States/U.S. Territories[1,5]
California	11.8%
Texas	9.5%
Florida	8.7%
Illinois	7.6%
New York	4.5%
Pennsylvania	4.1%
Colorado	3.6%
Arizona	3.3%
Ohio	3.1%
Wisconsin	3.1%
Georgia	2.9%
Indiana	2.9%
Puerto Rico	2.6%
Washington	2.6%
Michigan	2.3%
New Jersey	2.3%
Kansas	2.1%
Louisiana	1.9%
Missouri	1.7%
Other	19.4%

States/U.S. Territories[1,7]
California	17.9%
Florida	11.0%
Illinois	7.8%
Texas	7.5%
Colorado	6.3%
Arizona	4.1%
Michigan	3.6%
Ohio	3.3%
New York	3.0%
Pennsylvania	2.7%
New Jersey	2.6%
Indiana	2.4%
Alabama	2.0%
Washington	1.9%
Georgia	1.7%
Virginia	1.6%
Iowa	1.5%
Other	19.1%

1	Holdings are subject to change.

2	Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentages may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

4	As a percentage of total investment exposure.

5	As a percentage of total investments.

6	As a percentage of total investments (excluding investments in derivatives).

7	As a percentage of total municipal bonds and Las Vegas Monorail Company Corporate Bonds.

38	Nuveen Investments

Nuveen Inflation Protected Municipal Bond Fund

Bond Credit Quality[1,2,3,4]
AAA/U.S. Guaranteed	2.6%
AA	31.0%
A	28.9%
BBB	24.1%
BB or Lower	4.5%
N/R	5.2%

Portfolio Composition[1,5]
Tax Obligation/Limited	23.6%
Transportation	15.1%
Tax Obligation/General	14.3%
Education and Civic Organizations	12.8%
Utilities	12.2%
Health Care	10.2%
Water and Sewer	5.5%
Other	6.3%

States/U.S. Territories[1,5]
Florida	8.1%
Illinois	7.0%
California	6.5%
Pennsylvania	6.2%
Colorado	6.1%
Texas	5.8%
Ohio	5.6%
North Carolina	5.1%
Michigan	4.7%
Kansas	4.4%
New York	4.1%
Louisiana	3.9%
Indiana	3.8%
Arizona	3.0%
New Jersey	2.8%
Georgia	2.1%
Washington	2.1%
Other	18.7%

Nuveen Intermediate Duration Municipal Bond Fund

Bond Credit Quality[1,2,3,4]
AAA/U.S. Guaranteed	15.3%
AA	33.4%
A	32.5%
BBB	11.6%
BB or Lower	3.5%
N/R	2.0%

Portfolio Composition[1,6]
Tax Obligation/Limited	27.7%
Tax Obligation/General	19.6%
Health Care	14.9%
Utilities	9.7%
Transportation	7.5%
U.S. Guaranteed	6.4%
Other	14.2%

States/U.S. Territories[1,6]
Illinois	8.6%
Texas	8.3%
California	7.9%
Florida	6.1%
New Jersey	6.0%
New York	6.0%
Michigan	4.9%
Arizona	4.3%
Pennsylvania	4.0%
Colorado	3.4%
Louisiana	3.0%
Ohio	3.0%
Massachusetts	2.9%
Missouri	2.6%
Wisconsin	2.3%
Washington	2.1%
Tennessee	2.1%
Nevada	2.0%
North Carolina	1.4%
Other	19.1%

1	Holdings are subject to change.

2	Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentages may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

4	As a percentage of total investment exposure.

5	As a percentage of total investments (excluding investments in derivatives).

6	As a percentage of total investments.

Nuveen Investments	39

Holding Summaries as of April 30, 2013 (continued)

Nuveen Limited Term Municipal Bond Fund

Bond Credit Quality[1,2,3,4]
AAA/U.S. Guaranteed	22.6%
AA	38.2%
A	26.4%
BBB	8.5%
BB or Lower	1.6%
N/R	1.2%

Portfolio Composition[1,5]
Tax Obligation/Limited	26.8%
Tax Obligation/General	23.1%
Utilities	11.2%
Health Care	10.0%
Education and Civic Organizations	6.3%
Transportation	6.1%
U.S. Guaranteed	5.9%
Other	10.6%

States/U.S. Territories[1,5]
New York	9.6%
Illinois	8.2%
New Jersey	6.5%
Pennsylvania	6.4%
Florida	5.9%
Texas	5.9%
California	5.1%
Michigan	4.7%
Arizona	4.1%
Ohio	3.9%
Washington	3.4%
Georgia	3.1%
Indiana	2.6%
Massachusetts	2.3%
Colorado	2.2%
Louisiana	1.9%
Missouri	1.8%
Maryland	1.8%
Tennessee	1.6%
Other	19.0%

Nuveen Short Duration High Yield Municipal Bond Fund

Bond Credit Quality[1,2,3,4]
AA	4.1%
A	17.8%
BBB	26.1%
BB or Lower	18.6%
N/R	13.7%

Portfolio Composition[1,5]
Tax Obligation/Limited	19.5%
Education and Civic Organizations	11.2%
Transportation	10.9%
Tax Obligation/General	10.7%
Health Care	10.6%
Consumer Staples	9.0%
Utilities	8.2%
Long-Term Care	7.0%
Industrials	5.0%
Other	7.9%

States/U.S. Territories[1,5]
California	13.6%
Florida	9.3%
Texas	7.8%
Ohio	6.5%
New York	5.7%
Michigan	5.0%
Puerto Rico	4.9%
Arizona	3.7%
New Jersey	3.6%
Pennsylvania	3.4%
Illinois	3.3%
Guam	3.1%
Colorado	3.0%
Missouri	2.8%
Indiana	2.8%
Massachusetts	2.6%
Other	18.9%

1	Holdings are subject to change.

2	Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentages may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

4	As a percentage of total investment exposure.

5	As a percentage of total investments.

40	Nuveen Investments

Nuveen Short Term Municipal Bond Fund

Bond Credit Quality[1,2,3]
AAA/U.S. Guaranteed	4.4%
AA	23.8%
A	40.7%
BBB	26.2%
BB or Lower	0.4%
N/R	4.5%

Portfolio Composition[1,4]
Education and Civic Organizations	19.1%
Health Care	18.7%
Tax Obligation/Limited	18.1%
Tax Obligation/General	13.7%
Transportation	9.0%
Utilities	7.2%
Other	14.2%

States/U.S. Territories[1,4]
Florida	8.3%
Pennsylvania	7.0%
California	6.6%
Arizona	5.9%
Illinois	5.6%
New York	5.2%
Colorado	5.1%
Missouri	5.0%
Minnesota	4.7%
Texas	4.6%
New Jersey	4.6%
Virginia	3.7%
Michigan	3.3%
Iowa	2.7%
Ohio	2.3%
Georgia	1.9%
Virgin Islands	1.8%
Oregon	1.8%
Other	19.9%

1	Holdings are subject to change.

2	Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	As a percentage of total investment exposure (excluding money market funds).

4	Percentages may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

5	As a percentage of total investments (excluding money market funds).

Nuveen Investments	41

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples for Nuveen Short Duration High Yield Municipal Bond Fund reflect only the first 89 days of the Fund’s operations they may not provide a meaningful understanding of the Funds ongoing expense.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the end of the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen All-American Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (11/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/13)	$1,024.30	$1,020.70	$1,020.70	$1,025.30	$1,021.27	$1,017.55	$1,018.55	$1,022.27
Expenses Incurred During Period	$3.56	$7.31	$6.31	$2.56	$3.56	$7.30	$6.31	$2.56

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .71%, 1.46%, 1.26% and .51% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen High Yield Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (11/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/13)	$1,052.90	$1,049.00	$1,050.10	$1,053.80	$1,020.68	$1,016.96	$1,017.95	$1,021.67
Expenses Incurred During Period	$4.22	$8.03	$7.01	$3.21	$4.16	$7.90	$6.90	$3.16

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .83%, 1.58%, 1.38% and .63% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Inflation Protected Municipal Bond Fund

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (11/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/13)	$1,008.40	$1,005.50	$1,009.20	$1,020.98	$1,018.25	$1,021.97
Expenses Incurred During Period	$3.83	$6.56	$2.84	$3.86	$6.61	$2.86

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .77%, 1.32% and .57% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

42	Nuveen Investments

Nuveen Intermediate Duration Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (11/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/13)	$1,017.40	$1,014.90	$1,015.90	$1,019.40	$1,021.32	$1,017.60	$1,018.65	$1,022.32
Expenses Incurred During Period	$3.50	$7.24	$6.20	$2.50	$3.51	$7.25	$6.21	$2.51

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .70%, 1.45%, 1.24% and .50% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Limited Term Municipal Bond Fund

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (11/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/13)	$1,010.90	$1,010.00	$1,011.80	$1,021.57	$1,019.84	$1,022.56
Expenses Incurred During Period	$3.24	$4.98	$2.24	$3.26	$5.01	$2.26

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .65%, 1.00% and .45% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Short Duration High Yield Municipal Bond Fund

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (2/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/13)	$1,017.20	$1,016.30	$1,017.50	$1,010.19	$1,008.85	$1,010.68
Expenses Incurred During Period	$2.02	$3.37	$1.53	$2.01	$3.36	$1.52

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .82%, 1.37% and .62% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 89/365 (to reflect the 89 days in the period since the Fund’s commencement of operations).

Nuveen Short Term Municipal Bond Fund

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (11/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/13)	$1,008.00	$1,005.20	$1,008.90	$1,021.12	$1,019.39	$1,022.12
Expenses Incurred During Period	$3.68	$5.42	$2.69	$3.71	$5.46	$2.71

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .74%, 1.09% and .54% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	43

Report of Independent Registered Public Accounting Firm

To the Board of Trustees/Directors and Shareholders of

Nuveen Municipal Trust and Nuveen Investment Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Nuveen All-American Municipal Bond Fund, Nuveen High Yield Municipal Bond Fund, Nuveen Inflation Protected Municipal Bond Fund, Nuveen Intermediate Duration Municipal Bond Fund, Nuveen Limited Term Municipal Bond Fund, Nuveen Short Duration High Yield Municipal Bond Fund, (each a series of the Nuveen Municipal Trust, collectively “Nuveen Municipal Trust”) and the Nuveen Short Term Municipal Bond Fund, (a series of the Nuveen Investment Funds, Inc.), (Nuveen Municipal Trust and Nuveen Short Term Municipal Bond Fund collectively, the “Funds”) at April 30, 2013, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented for each series of Nuveen Municipal Trust, and the results of its operations for the year then ended, the changes in its net assets and financial highlights for each of the two years in the period then ended for the Nuveen Short Term Municipal Bond Fund, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of the Nuveen Short Term Municipal Bond Fund for the periods ended April 30, 2011 and prior were audited by other independent auditors whose report dated June 24, 2011 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

June 27, 2013

44	Nuveen Investments

Portfolio of Investments

Nuveen All-American Municipal Bond Fund

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	MUNICIPAL BONDS – 98.5%

	Alabama – 1.1%

$6,165	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A, 5.000%, 11/15/30	11/15 at 100.00	Baa2	$6,411,538

350	Camden Industrial Development Board, Alabama, Exempt Facilities Revenue Bonds, Weyerhaeuser Company Project, Series 2003B, 6.375%, 12/01/24 (Pre-refunded 12/01/13) (Alternative Minimum Tax)	12/13 at 100.00	AA+ (4)	362,649

2,750	Courtland Industrial Development Board, Alabama, Solid Waste Revenue Bonds, International Paper Company Project, Series 2005A, 5.200%, 6/01/25 (Alternative Minimum Tax)	6/15 at 100.00	BBB	2,892,478

	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A:
1,000	5.250%, 1/01/14	No Opt. Call	B	1,001,000
5,165	5.250%, 1/01/15	1/14 at 100.00	B	5,169,132
1,000	5.500%, 1/01/21 – AGM Insured	1/14 at 100.00	AA–	1,005,370
1,000	5.500%, 1/01/22	1/14 at 100.00	B	1,001,640

2,000	Pell City, Alabama, Special Care Facilities Financing Authority, Revenue Bonds, Noland Health Services, Series 2007A, 5.250%, 12/01/34 (Pre-refunded 12/01/17)	12/17 at 100.00	Aaa	2,404,380

1,565	Sheffield, Alabama, Electric Revenue Bonds, Series 2003, 5.500%, 7/01/29 (Pre-refunded 7/01/13) – AMBAC Insured	7/13 at 100.00	Aa3 (4)	1,579,007

435	Sheffield, Alabama, Electric Revenue Bonds, Series 2003, 5.500%, 7/01/29 – AMBAC Insured	1/14 at 100.00	Aa3	436,657

12,255	Walker County, Alabama, General Obligation Bonds, Series 2002, 0.000%, 2/01/32 – NPFG Insured	7/13 at 66.83	A	9,960,374
33,685	Total Alabama			32,224,225
	Alaska – 0.2%

5,000	Alaska State, International Airport System Revenue Bonds, Refunding Series 2010A, 5.000%, 10/01/27 (Alternative Minimum Tax)	10/20 at 100.00	Aa3	5,597,100

2,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	6/14 at 100.00	B+	1,871,420
7,000	Total Alaska			7,468,520
	Arizona – 3.2%

4,550	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30	3/22 at 100.00	BBB	4,745,286

140	Arizona Board of Regents, Certificates of Participation, Northern Arizona University Research Projects, Series 2005, 5.000%, 9/01/23 (Pre-refunded 9/01/15) – AMBAC Insured	9/15 at 100.00	A (4)	154,778

6,500	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A, 5.000%, 2/01/30	2/22 at 100.00	BBB+	7,124,000

2,733	Arizona Health Facilities Authority, Revenue Bonds, American Baptist Estates – Terraces Project, Series 2003A, 7.500%, 11/15/23 (Pre-refunded 11/15/13)	11/13 at 101.00	AAA	2,864,375

500	Arizona School Facilities Board, Certificates of Participation, Series 2008, 5.250%, 9/01/23	9/18 at 100.00	A+	577,865

5,325	Arizona Sports and Tourism Authority, Senior Revenue Refunding Bonds, Multipurpose Stadium Facility Project, Series 2012A, 5.000%, 7/01/36	7/22 at 100.00	A1	5,922,359

200	Arizona State University Nanotechnology LLC Lease Revenue Refunding Bonds, Arizona State University Project, Series 2006, 5.000%, 3/01/34 – AGC Insured	3/19 at 100.00	AA–	220,304

250	Cottonwood, Arizona, Water Revenue Bonds, Series 2006, 5.000%, 7/01/17 – SYNCORA GTY Insured	7/16 at 100.00	A	275,348

6,630	Gila County Unified School District 10 Payson, Arizona, General Obligation Bonds, Project of 2006, Series 2007A, 5.250%, 7/01/22 – AMBAC Insured	7/17 at 100.00	Aa3	7,627,086

Nuveen Investments	45

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arizona (continued)

$500	Gilbert, Arizona, Public Facilities Municipal Property Corporation, Revenue Bonds, Series 2009, 5.500%, 7/01/27	7/19 at 100.00	AA	$577,055

3,430	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2007, 5.000%, 12/01/42	12/17 at 100.00	BBB+	3,570,116

595	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2007, 5.000%, 5/15/31	5/22 at 100.00	A–	660,004

750	Greater Arizona Development Authority, Infrastructure Revenue Bonds, Series 2004B, 5.250%, 8/01/26	8/14 at 100.00	A1	787,335

750	Greater Arizona Development Authority, Infrastructure Revenue Bonds, Series 2006-1, 4.500%, 8/01/25 – NPFG Insured	8/16 at 100.00	AA–	810,983

500	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2004A, 5.375%, 7/01/23	7/14 at 100.00	A	524,610

225	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/25 (Pre-refunded 4/01/24)	4/24 at 100.00	N/R (4)	276,476

750	Northern Arizona University, System Revenue Bonds, Series 2012, 5.000%, 6/01/36	6/21 at 100.00	A+	836,160

310	Peoria Municipal Development Authority, Arizona, Revenue Bonds, Series 2006, 5.000%, 7/01/15	No Opt. Call	AA+	339,531

465	Peoria, Arizona, Improvement District 601, Improvement Bonds, Series 2007, 4.250%, 1/01/22	1/18 at 101.00	AA	518,628

4,000	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A, 5.000%, 7/01/31	7/20 at 100.00	A+	4,516,600

1,000	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Choice Academies Charter Schools Project, Series 2012, 4.875%, 9/01/22	No Opt. Call	BB+	1,018,720

1,000	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Great Hearts Academies – Veritas Project, Series 2012, 6.400%, 7/01/47	7/21 at 100.00	BB	1,075,380

	Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza, Series 2005B:
1,650	0.000%, 7/01/31 – FGIC Insured	No Opt. Call	AA	2,067,054
6,000	0.000%, 7/01/39 – FGIC Insured	No Opt. Call	AA	7,539,240

	Pima County Industrial Development Authority, Arizona, Education Facility Revenue and Refunding Bonds, Edkey Charter Schools Project, Series 2013:
2,115	6.000%, 7/01/33	7/20 at 102.00	BB+	2,222,336
2,000	6.000%, 7/01/43	7/20 at 102.00	BB+	2,031,260

825	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010, 6.000%, 6/01/40	6/19 at 100.00	BBB–	861,201

730	Pima County Unified School District 1, Tucson, Arizona, School Improvement Bonds, Series 2007C, 5.000%, 7/01/27 – FGIC Insured	7/17 at 100.00	Aa2	821,695

270	Pima County Unified School District 1, Tucson, Arizona, School Improvement Bonds, Series 2007C, 5.000%, 7/01/27 (Pre-refunded 7/01/17) – FGIC Insured	7/17 at 100.00	Aa2 (4)	318,603

3,705	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 7/01/41	7/21 at 100.00	A	4,173,275

1,000	Pinal County Unified School District 1 Florence, Arizona, General Obligation Bonds, Series 2007A, 5.000%, 7/01/27 – FGIC Insured	7/17 at 100.00	A	1,125,610

300	Queen Creek, Arizona, Improvement District 1 Improvement Bonds, Series 2006, 5.000%, 1/01/20	1/14 at 100.00	A3	302,376

46	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arizona (continued)

	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
$1,500	5.250%, 12/01/19	No Opt. Call	A–	$1,750,590
1,000	5.250%, 12/01/28	No Opt. Call	A–	1,178,360
10,250	5.000%, 12/01/37	No Opt. Call	A–	11,515,363

1,000	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2008A, 5.000%, 9/01/22	9/18 at 100.00	A2	1,098,670

500	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Series 2005C, 0.000%, 7/01/21 – AMBAC Insured	7/17 at 100.00	AAA	552,305

4,300	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Series 2008A, 5.000%, 7/01/21	7/18 at 100.00	AAA	5,110,937

	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2012A:
2,390	6.000%, 12/01/27	12/21 at 100.00	N/R	2,646,471
430	6.000%, 12/01/32	12/21 at 100.00	N/R	467,831
1,100	6.250%, 12/01/42	12/21 at 100.00	N/R	1,202,608

415	Tempe Industrial Development Authority, Arizona, Senior Living Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2004A, 5.375%, 12/01/13 (ETM)	No Opt. Call	N/R (4)	422,839

250	Tucson, Arizona, General Obligation Refunding Bonds, Series 1998, 5.500%, 7/01/18	No Opt. Call	Aa2	305,765

450	University Medical Center Corporation, Arizona, Hospital Revenue Bonds, Refunding Series 2004, 5.000%, 7/01/24	7/14 at 100.00	BBB+	462,794

155	University Medical Center Corporation, Arizona, Hospital Revenue Bonds, Series 2005, 5.000%, 7/01/16	7/15 at 100.00	BBB+	164,229

1,000	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series 2011, 6.000%, 7/01/39	7/21 at 100.00	BBB+	1,157,390

953	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30	7/16 at 100.00	N/R	978,007

	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yavapai Regional Medical Center, Series 2003A:
375	5.250%, 8/01/21 – RAAI Insured	8/13 at 100.00	BBB+	379,470
100	6.000%, 8/01/33	8/13 at 100.00	BBB+	101,258

400	Yavapai County Industrial Development Authority, Arizona, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2003A-1, 4.900%, 3/01/28 (Alternative Minimum Tax)	3/16 at 101.00	BBB	430,984

365	Yuma, Arizona, Improvement District 68 Improvement Bonds, Series 2006, 4.700%, 1/01/21	1/17 at 101.00	A+	393,368
86,631	Total Arizona			96,804,888
	Arkansas – 0.1%

	Benton County Public Facilities Board, Arkansas, Charter School Lease Revenue Bonds, BCCSO Project, Series 2010A:
500	5.750%, 6/01/30	6/20 at 100.00	BBB	562,865
1,000	6.000%, 6/01/40	6/20 at 100.00	BBB	1,145,870

500	Conway Health Facilities Board, Arkansas, Hospital Revenue Bond, Conway Regional Medical Center, Improvement Series 2012, 4.100%, 8/01/27	8/22 at 100.00	BBB+	520,595

2,000	University of Arkansas, Fayetteville, Revenue Bonds, Medical Sciences Campus, Series 2004B, 5.000%, 11/01/26 – NPFG Insured	11/14 at 100.00	Aa2	2,123,620
4,000	Total Arkansas			4,352,950
	California – 11.6%

2,400	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	BBB+	1,893,216

1,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 2985, 17.305%, 4/01/34 (IF)	4/18 at 100.00	AA	1,523,290

Nuveen Investments	47

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)

	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC:
$10	5.000%, 12/01/27 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	AAA	$10,736
55	5.000%, 12/01/27 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	Aa1 (4)	59,047
935	5.000%, 12/01/27 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	AAA	1,003,807

2,000	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2008AE, 5.000%, 12/01/21	6/18 at 100.00	AAA	2,391,820

1,000	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006, 5.000%, 11/01/30	11/15 at 100.00	A2	1,079,960

1,065	California Educational Facilities Authority, Revenue Bonds, Woodbury University, Series 2006, 5.000%, 1/01/36	1/15 at 100.00	Baa3	1,074,084

1,000	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/27	11/15 at 100.00	A+	1,081,360

4,285	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente System, Series 2006, 5.000%, 4/01/37	4/16 at 100.00	A+	4,665,851

2,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2012A, 5.000%, 8/15/51	8/22 at 100.00	AA	2,248,780

5,100	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2009B, 5.500%, 10/01/39	10/19 at 100.00	AA	6,007,086

3,470	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	3,870,681

14,500	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2005C, 5.125%, 11/01/23 (Alternative Minimum Tax)	11/15 at 101.00	BBB	15,635,060

5,000	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Series 2002B, 5.000%, 3/01/27 – AMBAC Insured	7/13 at 100.00	A2	5,014,750

1,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, Various Projects Series 2011D, 5.000%, 12/01/20	No Opt. Call	A2	1,231,120

1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 5.750%, 3/01/30	3/20 at 100.00	A2	1,183,360

2,250	California State University, Systemwide Revenue Bonds, Series 2005A, 5.000%, 11/01/25 – AMBAC Insured	5/15 at 100.00	Aa2	2,450,970

4,500	California State, General Obligation Bonds, Series 2004, 5.000%, 6/01/31 – AMBAC Insured	12/14 at 100.00	A1	4,763,790

700	California State, General Obligation Bonds, Tender Option Bond Trust 3162, 19.050%, 3/01/18 – AGM Insured (IF)	No Opt. Call	AA–	1,185,352

8,475	California State, General Obligation Bonds, Various Purpose Series 2008, 5.000%, 4/01/38	4/18 at 100.00	A1	9,271,057

1,400	California State, General Obligation Bonds, Various Purpose Series 2010, 5.250%, 3/01/30	3/20 at 100.00	A1	1,646,750

10,000	California State, General Obligation Bonds, Various Purpose Series 2013, 5.000%, 4/01/43	4/23 at 100.00	A1	11,296,900

1,725	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 5.750%, 10/01/25	10/19 at 100.00	BBB+	1,956,978

845	California Statewide Community Development Authority, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008E, 5.500%, 7/01/31	7/17 at 100.00	A	956,760

2,000	California Statewide Community Development Authority, Revenue Bonds, Children’s Hospital of Los Angeles, Series 2007, 5.000%, 8/15/47	8/17 at 100.00	BBB+	2,092,900

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
825	5.250%, 7/01/30	7/15 at 100.00	BBB–	868,742
5,300	5.250%, 7/01/35	7/15 at 100.00	BBB–	5,553,552
2,000	5.000%, 7/01/39	7/15 at 100.00	BBB–	2,075,000

48	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)

$1,000	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	$1,156,930

1,050	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007B, 5.450%, 7/01/26 – FGIC Insured	7/18 at 100.00	AA–	1,232,805

1,050	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007C, 5.450%, 7/01/26 – FGIC Insured	7/18 at 100.00	AA–	1,232,805

675	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3048, 18.516%, 11/15/46 (IF)	11/16 at 100.00	AA–	973,701

500	Chino Hill, California, Community Facilities District 10 Special Tax Bonds, Series 2010, 5.000%, 9/01/30 – AGM Insured	9/20 at 100.00	AA–	552,045

	Chino Public Financing Authority, California, Revenue Refunding Bonds, Series 2012:
1,775	4.000%, 9/01/20	No Opt. Call	N/R	1,829,599
1,650	4.000%, 9/01/21	No Opt. Call	N/R	1,693,511
1,065	5.000%, 9/01/23	9/22 at 100.00	N/R	1,160,232
1,110	5.000%, 9/01/24	9/22 at 100.00	N/R	1,203,817
785	5.000%, 9/01/25	9/22 at 100.00	N/R	847,525
780	5.000%, 9/01/34	9/22 at 100.00	N/R	812,432

4,410	Contra Costa Home Mortgage Finance Authority, California, Home Mortgage Revenue Bonds, Series 1984, 0.000%, 9/01/17 – NPFG Insured (ETM)	No Opt. Call	Aaa	3,355,304

1,575	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.068%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA–	2,457,630

400	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment Project, Subordinate Series 2011A, 7.000%, 12/01/36	12/21 at 100.00	A+	502,528

1,960	Elk Grove Community Facilities District 2005-1, California, Special Tax Bonds, Series 2007, 5.250%, 9/01/37	9/15 at 102.00	N/R	1,797,065

510	Etiwanda School District, California, Coyote Canyon Community Facilities District 2004-1 Improvement Area 2 Special Tax Bonds, Series 2009, 6.500%, 9/01/32	9/19 at 100.00	N/R	561,520

1,385	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 – AMBAC Insured	9/15 at 100.00	A	1,456,009

	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
6,000	5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	A2	6,299,820
1,300	5.000%, 6/01/35 – AGC Insured	6/15 at 100.00	AA	1,367,938

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
6,710	4.500%, 6/01/27	6/17 at 100.00	B	6,545,605
3,480	5.000%, 6/01/33	6/17 at 100.00	B	3,210,230
8,740	5.750%, 6/01/47	6/17 at 100.00	B	8,350,808

1,525	Hayward Redevelopment Agency, California, Downtown Redevelopment Project Tax Allocation Bonds, Series 2006, 5.000%, 3/01/36 – SYNCORA GTY Insured	3/16 at 100.00	A–	1,545,603

1,000	Jurupa Public Financing Authority, California, Superior Lien Revenue Bonds, Series 2010A, 5.000%, 9/01/33	9/20 at 100.00	AA–	1,088,500

1,980	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/23 – AGM Insured	No Opt. Call	Aa2	1,399,642

1,500	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB	1,742,460

6,000	Los Angeles Community Redevelopment Agency, California, Tax Allocation Bonds, Bunker Hill Project, Series 2004A, 5.000%, 12/01/24 – AGM Insured	12/14 at 100.00	AA–	6,359,220

Nuveen Investments	49

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)

$5,025	Los Angeles County Sanitation Districts Financing Authority, California, Capital Projects Revenue Bonds, District 14, Series 2005, 5.000%, 10/01/26 – FGIC Insured	10/15 at 100.00	AA–	$5,493,481

1,000	Los Angeles Department of Harbors, California, Revenue Bonds, Series 2009B, 5.250%, 8/01/39	8/19 at 100.00	AA	1,173,080

500	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A–	603,045

3,000	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	A+	3,309,150

1,000	Manteca Financing Authority, California, Sewer Revenue Bonds, Series 2009, 5.750%, 12/01/36	12/19 at 100.00	AAA	1,191,850

500	Metropolitan Water District of Southern California, Water Revenue Bonds, Series 2006C, 5.000%, 7/01/29	7/16 at 100.00	AAA	557,750

1,000	Modesto Irrigation District, California, Electric System Revenue Bonds, Refunding Series 2011A, 5.000%, 7/01/26	7/21 at 100.00	A+	1,171,970

	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009A:
2,700	7.000%, 11/01/34	No Opt. Call	A	3,816,207
2,500	6.500%, 11/01/39	No Opt. Call	A	3,418,000

13,750	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds, Redevelopment Project 1, Series 1993, 5.800%, 8/01/23 – NPFG Insured (ETM)	7/13 at 100.00	A (4)	16,393,988

10,000	Orange County Sanitation District, California, Certificates of Participation, Series 2003, 5.250%, 2/01/27 (Pre-refunded 8/01/13) – FGIC Insured	8/13 at 100.00	AAA	10,124,500

4,700	Oxnard, California, Financing Authority, Wastewater Revenue Bonds, Redwood Trunk Sewer and Headworks Projects, Series 2004A, 5.250%, 6/01/34 – FGIC Insured	6/14 at 100.00	BBB	4,796,115

1,310	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010, 7.000%, 4/01/25	7/13 at 102.00	BB	1,342,331

1,740	Palmdale, California, Special Tax Bonds, Community Facilities District 2003-1, Anaverde Project, Series 2005A, 5.350%, 9/01/30	9/15 at 101.00	N/R	1,780,246

3,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.625%, 11/01/29	11/19 at 100.00	Baa3	3,416,640

1,710	Perris Public Financing Authority, California, Tax Allocation Revenue Bonds, Housing Loan Series 2010A, 6.125%, 10/01/40	10/20 at 100.00	A	1,970,262

3,775	Poway Unified School District, San Diego County, California, School Facilities Improvement District 2007-1 General Obligation Bonds, Series 2009A, 0.000%, 8/01/23	No Opt. Call	Aa2	2,696,822

5,000	Poway Unified School District, San Diego County, California, School Facilities Improvement District 2007-1 General Obligation Bonds, Series 2011A, 0.000%, 8/01/41	No Opt. Call	Aa2	1,283,700

2,035	Redding, California, Electric System Revenue Certificates of Participation, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	A	2,100,181

15,000	Rialto Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2011A, 0.000%, 8/01/41 – AGM Insured	8/36 at 100.00	AA–	9,837,000

4,000	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax Allocation Bonds, Refunding Series 2010, 6.125%, 6/30/37	6/20 at 100.00	A–	4,544,840

1,250	Riverside Unified School District Finance Authority, Riverside County, California, Revenue Bonds Series 2012A, 5.000%, 9/01/37	9/22 at 100.00	A–	1,354,125

2,500	Sacramento County Sanitation District Financing Authority, California, Revenue Bonds, Series 2005B, 4.750%, 12/01/21 – FGIC Insured	12/15 at 100.00	AA	2,779,625

2,000	Sacramento Municipal Utility District Financing Authority, California, Consumnes Power Plant Project Revenue Bonds, Series 2006, 5.125%, 7/01/29 – NPFG Insured	7/16 at 100.00	A3	2,198,740

50	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)

$925	Sacramento, California, Community Facilities District 05-1, College Square Special Tax Bonds, Series 2007, 5.900%, 9/01/37	9/17 at 100.00	N/R	$939,023

1,000	San Bernardino County Redevelopment Agency, California, Tax Allocation Bonds, Cedar Glen Disaster Recovery Project Area Series 2010, 5.750%, 9/01/30	9/18 at 100.00	BBB	1,039,890

	San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Senior Series 2013B:
1,225	5.000%, 7/01/20 (Alternative Minimum Tax)	No Opt. Call	A+	1,478,857
1,200	5.000%, 7/01/21 (Alternative Minimum Tax)	No Opt. Call	A+	1,455,996
1,150	5.000%, 7/01/22 (Alternative Minimum Tax)	No Opt. Call	A+	1,402,195
700	5.000%, 7/01/23 (Alternative Minimum Tax)	No Opt. Call	A+	853,825

8,965	San Diego County Water Authority, California, Water Revenue Certificates of Participation, Series 2004A, 5.000%, 5/01/30 (Pre-refunded 5/01/15)	5/15 at 100.00	Aa2 (4)	9,793,456

1,035	San Diego County Water Authority, California, Water Revenue Certificates of Participation, Series 2004A, 5.000%, 5/01/30	5/15 at 100.00	AA+	1,105,556

1,660	San Diego Redevelopment Agency, California, City Heights Redevelopment Project Tax Allocation Bonds, Series 2010A, 5.625%, 9/01/40	9/20 at 100.00	A–	1,779,221

1,500	San Diego Unified Port District, California, Revenue Bonds, Series 2004B, 5.000%, 9/01/29 – NPFG Insured	9/14 at 100.00	A+	1,579,590

6,880	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Governmental Purpose, Refunding Second Series 2012A, 5.000%, 5/01/29 (Alternative Minimum Tax)	5/22 at 100.00	A+	7,816,093

2,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series A of 2009, 4.900%, 5/01/29	11/19 at 100.00	A+	2,271,400

670	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39	8/19 at 100.00	A–	792,067

	San Francisco, California, Community Facilities District 6, Mission Bay South Public Improvements, Special Tax Refunding Bonds, Series 2013A:
1,335	5.000%, 8/01/27	8/22 at 100.00	N/R	1,470,956
580	5.000%, 8/01/28	8/22 at 100.00	N/R	636,683
1,000	5.000%, 8/01/30	8/22 at 100.00	N/R	1,089,560
235	5.000%, 8/01/33	8/22 at 100.00	N/R	253,010

1,135	San Francisco, California, Community Facilities District 6, Mission Bay South Public Improvements, Special Tax Refunding Bonds, Series 2013B, 5.000%, 8/01/29	8/22 at 100.00	N/R	1,242,201

	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
8,390	0.000%, 1/15/24 – NPFG Insured	No Opt. Call	Baa2	5,091,052
51,000	0.000%, 1/15/31 – NPFG Insured	No Opt. Call	Baa2	21,565,827

8,400	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	BBB	8,218,476

3,450	San Jose Unified School District, Santa Clara County, California, General Obligation Bonds, Series 2005B, 5.000%, 8/01/26 (Pre-refunded 8/01/15) – FGIC Insured	8/15 at 100.00	AA (4)	3,810,318

440	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 7.000%, 8/01/31	2/21 at 100.00	A	552,420

2,050	Semitrophic Improvement District of Semitrophic Water Storage District, Kern County, California, Revenue Bonds, Refunding Series 2009A, 5.000%, 12/01/38	12/19 at 100.00	AA–	2,292,679

4,000	Southern California Public Power Authority, Transmission Project Revenue Bonds, Southern Transmission Subordinate Lien Refunding Series 2008A, 5.000%, 7/01/20	7/18 at 100.00	AA–	4,726,600

Nuveen Investments	51

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)

$500	Temecula Redevelopment Agency, California, Redevelopment Project 1 Tax Allocation Housing Bonds Series 2011A, 6.750%, 8/01/31	8/21 at 100.00	A	$625,960

	Tustin Community Redevelopment Agency, California, MCAS Project Area Tax Allocation Bonds, Series 2010:
425	5.000%, 9/01/29	9/18 at 102.00	A	460,551
500	5.000%, 9/01/35	9/18 at 102.00	A	532,635

920	Tustin Community Redevelopment Agency, California, Tax Allocation Housing Bonds Series 2010, 5.000%, 9/01/30 – AGM Insured	9/20 at 100.00	AA–	1,020,814

2,120	Upland, California, Special Tax Bonds, Community Facilities District 2003-2 Improvement Area 1 The Colonies at San Antonio, Series 2012, 4.000%, 9/01/26	9/22 at 100.00	BBB	2,163,015

205	Val Verde Unified School District, Riverside County, California, Certificates of Participation, Series 2009A, 5.125%, 3/01/36 – AGC Insured	3/19 at 100.00	AA–	222,156

1,000	Ventura County Area Housing Authority, California, Multifamily Revenue Bonds, Mira Vista Senior Apartments Project, Series 2006A, 5.000%, 12/01/22 – AMBAC Insured (Alternative Minimum Tax)	12/16 at 100.00	N/R	1,001,580

5,000	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/31 – AGC Insured	8/26 at 100.00	AA–	4,214,850

2,000	Walnut Energy Center Authority, California, Electric Revenue Bonds, Turlock Irrigation District, Series 2004A, 5.000%, 1/01/34 – AMBAC Insured	1/14 at 100.00	A+	2,050,840

5,000	West Contra Costa Unified School District, Contra Costa County, California, General Obligation Bonds, Election 2010 Series 2011A, 5.000%, 8/01/41	8/21 at 100.00	Aa3	5,704,450

485	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Refunding Series 1999F, 6.100%, 9/01/29	9/13 at 100.00	N/R	487,284

1,500	Western Placer Unified School District, Placer County, California, Certificates of Participation, Refunding Series 2009, 5.250%, 8/01/35 – AGM Insured	8/19 at 100.00	AA–	1,644,870

	Westminster School District, Orange County, California, General Obligation Bonds, Series 2009-A1:
2,485	0.000%, 8/01/26 – AGC Insured	No Opt. Call	AA–	1,470,027
1,405	0.000%, 8/01/28 – AGC Insured	No Opt. Call	AA–	739,213
2,920	0.000%, 8/01/29 – AGC Insured	No Opt. Call	AA–	1,440,524
372,140	Total California			349,217,411
	Colorado – 3.5%

1,000	Arista Metropolitan District, Colorado, Special Revenue Bonds, Series 2008, 9.250%, 12/01/37	12/15 at 100.00	N/R	734,900

	Baptist Road Rural Transportation Authority, Colorado, Sales and Use Tax Revenue Bonds, Series 2007:
580	4.800%, 12/01/17	No Opt. Call	N/R	566,416
905	5.000%, 12/01/26	12/17 at 100.00	N/R	722,787

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Bromley School, Series 2005:
1,245	5.125%, 9/15/25 – SYNCORA GTY Insured	9/15 at 100.00	A	1,298,386
2,140	5.250%, 9/15/32 – SYNCORA GTY Insured	9/15 at 100.00	A	2,204,585

2,065	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	N/R	2,100,022

1,025	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Crown Pointe Academy of Westminster Project, Chartered Through Adams County School District 50, Series 2009, 5.000%, 7/15/39	7/19 at 100.00	BBB	1,083,394

1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Lincoln Academy Charter School Project, Series 2013, 5.000%, 3/01/43	3/23 at 100.00	A	1,059,730

52	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)

$2,500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Pinnacle Charter School, Inc. High School Project, Series 2010, 5.125%, 12/01/39	12/19 at 100.00	BBB	$2,657,625

960	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Pikes Peak School of Expeditionary Learning Charter School, Series 2008, 6.625%, 6/01/38	6/18 at 102.00	N/R	1,013,549

3,000	Colorado Health Facilities Authority, Colorado, Hospital Improvement Revenue Bonds, NCMC Inc., Series 2003A, 5.500%, 5/15/30 – AGM Insured	5/19 at 100.00	AA–	3,359,670

710	Colorado Health Facilities Authority, Colorado, Hospital Revenue Bonds, Boulder Community Hospital Project, Series 2012, 4.000%, 10/01/27	10/22 at 100.00	A	742,326

1,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2009A, 7.750%, 8/01/29	8/19 at 100.00	N/R	1,696,155

600	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living Communities Project, Series 2012, 5.125%, 1/01/30	1/22 at 100.00	N/R	645,816

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Colorado Senior Residences Project, Series 2012:
1,295	5.625%, 6/01/22	No Opt. Call	N/R	1,382,451
1,370	7.000%, 6/01/42	6/22 at 100.00	N/R	1,487,779
1,375	7.125%, 6/01/47	6/22 at 100.00	N/R	1,501,418

12,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc., Refunding Series 2012A, 5.000%, 12/01/33	12/22 at 100.00	BBB+	13,378,750

1,425	Colorado Health Facilities Authority, Colorado, Revenue Bonds, National Jewish Medical and Research Center, Series 2012, 5.000%, 1/01/25	1/22 at 100.00	BBB–	1,554,077

100	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Poudre Valley Health System, Series 2005B, 5.250%, 3/01/36 – AGM Insured	9/18 at 102.00	AA–	112,757

3,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Refunding Composite Deal Series 2010B, 5.250%, 1/01/25	1/20 at 100.00	AA	3,476,850

1,100	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Long-term Care National Obligated Group Project, Series 2010A, 6.250%, 11/15/40	11/20 at 100.00	BBB–	1,238,017

2,000	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2005, 5.000%, 6/01/29	6/16 at 100.00	A–	2,089,660

2,610	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006, 5.250%, 6/01/36	6/16 at 100.00	A–	2,786,175

1,590	Colorado Housing and Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2004, 5.700%, 7/01/18 (Alternative Minimum Tax)	No Opt. Call	BBB	1,832,157

1,200	Commerce City Northern Infrastructure General Improvement District, Colorado, General Obligation Bonds, Series 2013, 4.000%, 12/01/38 – AGM Insured	12/22 at 100.00	AA–	1,245,012

	Compark Business Campus Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007A:
540	5.750%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	546,685
395	5.600%, 12/01/34 – RAAI Insured	12/17 at 100.00	N/R	387,226

1,000	Compark Business Campus Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Series 2012A, 6.750%, 12/01/39 – RAAI Insured	12/22 at 100.00	N/R	1,037,770

1,995	Concord Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Refunding Series 2010, 5.375%, 12/01/40	12/20 at 100.00	BBB	2,219,098

700	Confluence Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.250%, 12/01/17	No Opt. Call	N/R	692,118

1,730	Denver City and County, Colorado, Airport System Revenue Bonds, Refunding Series 2010A, 5.000%, 11/15/21	11/20 at 100.00	A+	2,106,863

Nuveen Investments	53

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)

$1,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%, 11/15/21	No Opt. Call	A+	$1,239,140

1,105	Denver West Metropolitan District, Jefferson County, Colorado, General Obligation Refunding Bonds, Series 2012A, 4.000%, 12/01/32 – AGM Insured	12/22 at 100.00	AA–	1,161,753

11,555	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/24 – NPFG Insured	No Opt. Call	A	7,346,669

	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
20	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	A	9,386
395	0.000%, 9/01/30 – NPFG Insured	No Opt. Call	A	174,306
15,000	0.000%, 9/01/31 – NPFG Insured	No Opt. Call	A	6,224,400
20	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	A	7,792
25	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	A	9,149

9,890	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/27 – NPFG Insured	No Opt. Call	A	5,243,876

500	Eagle River Water and Sanitation District, Eagle County, Colorado, Enterprise Wastewater Revenue Bonds, Series 2012, 5.000%, 12/01/27	No Opt. Call	A+	595,925

2,145	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R	2,329,256

775	Fossil Ridge Metropolitan District 1, Lakewood, Colorado, Tax-Supported Revenue Bonds, Refunding Series 2010, 7.250%, 12/01/40	12/20 at 100.00	N/R	829,886

2,025	Park Creek Metropolitan District, Colorado, Senior Property Tax Supported Revenue Bonds, Series 2009, 6.375%, 12/01/37 – AGC Insured	12/19 at 100.00	AA–	2,367,974

700	Pinery West Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.000%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	712,299

4,300	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 4.500%, 12/01/30	12/22 at 100.00	N/R	4,380,367

	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008:
1,555	6.250%, 11/15/28	No Opt. Call	A	1,970,154
2,925	6.500%, 11/15/38	No Opt. Call	A	3,977,298

	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
1,025	5.250%, 7/15/24	7/20 at 100.00	Baa3	1,176,075
4,265	6.000%, 1/15/41	7/20 at 100.00	Baa3	4,978,662

815	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	867,315

20	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/26 – FGIC Insured	6/15 at 100.00	Aa2	21,678

1,175	Willow Trace Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds, Refunding Series 2006A, 4.450%, 12/01/35 – CIFG Insured	12/15 at 100.00	AA–	1,198,688
116,390	Total Colorado			105,782,272
	Connecticut – 0.3%

1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2011G, 5.625%, 7/01/41	7/21 at 100.00	BBB	1,132,710

1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-2, Trust 1080, 17.958%, 7/01/15 (IF) (5)	No Opt. Call	AAA	1,524,200

2,125	Connecticut, Special Tax Obligation Transportation Infrastructure Bonds, Series 2004A, 5.000%, 7/01/24 (Pre-refunded 7/01/15) – AMBAC Insured	7/15 at 100.00	AA (4)	2,340,560

933	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.000%, 4/01/22	4/20 at 100.00	N/R	1,066,158

54	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Connecticut (continued)

$1,800	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011aA, 7.000%, 4/01/41	4/21 at 100.00	N/R	$1,939,050
6,858	Total Connecticut			8,002,678
	Delaware – 0.3%

1,000	Delaware Economic Development Authority, Exempt Facility Revenue Bonds, Indian River Power LLC Project, Series 2010, 5.375%, 10/01/45	10/20 at 100.00	Baa3	1,075,460

5,000	Delaware Transportation Authority, Transportation System Revenue Bonds, Senior Lien Series 2008, 5.000%, 7/01/19	No Opt. Call	AA+	6,165,150

1,605	Wilmington, Delaware, Replacement Housing Factor Fund Securitization Revenue Bonds, Wilmington Housing Authority-Lincoln Towers Project, Series 2011, 5.750%, 7/15/16	7/13 at 100.00	N/R	1,605,803
7,605	Total Delaware			8,846,413
	District of Columbia – 0.3%

4,365	District of Columbia, Certificates of Participation, Series 2003, 5.500%, 1/01/18 – AMBAC Insured	1/14 at 100.00	A+	4,505,073

1,000	District of Columbia, Revenue Bonds, Friendship Public Charter School Inc., Series 2006, 5.000%, 6/01/26 – ACA Insured	6/16 at 100.00	BBB	1,030,190

3,745	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Capital Appreciation Series 2009B-2, 0.000%, 10/01/31 – AGC Insured	No Opt. Call	AA–	1,598,741

2,000	Metropolitan Washington D.C. Airports Authority, District of Columbia, Airport System Revenue Bonds, Refunding Bonds, Series 2011C, 5.000%, 10/01/26 (Alternative Minimum Tax)	10/21 at 100.00	AA–	2,339,400
11,110	Total District of Columbia			9,473,404
	Florida – 8.6%

1,200	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing Project, Series 2013A, 5.000%, 11/15/28	11/23 at 100.00	BBB	1,325,748

1,250	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2010A, 6.000%, 9/01/40	9/20 at 100.00	BBB–	1,364,338

1,000	Boynton Beach, Florida, Revenue Bonds, Charter Schools of Boynton Beach, Series 2012A, 6.800%, 6/01/42 – NPFG Insured	6/22 at 100.00	BBB–	1,038,040

520	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007-A1, 5.750%, 5/01/37	5/17 at 100.00	N/R	463,694

	Brevard County Health Facilities Authority, Florida, Revenue Bonds, Health First Inc. Project, Series 2005:
500	5.000%, 4/01/34	4/16 at 100.00	A–	519,855
750	5.000%, 4/01/36	4/16 at 100.00	A–	778,725

855	Brevard County Health Facilities Authority, Florida, Revenue Bonds, Health First Inc. Project, Series 2009B, 7.000%, 4/01/39	4/19 at 100.00	A–	1,050,393

8,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA–	9,026,880

1,035	Century Gardens Community Development District, Miami-Dade County, Florida, Special Assessment Revenue Bonds, Series 2007, 5.050%, 5/01/37	5/17 at 100.00	N/R	1,038,343

1,025	Cityplace Community Development District, Florida, Special Assessment and Revenue Bonds, Refunding Series 2012, 5.000%, 5/01/26	No Opt. Call	A	1,186,263

1,000	Clearwater, Florida, Water and Sewer Revenue Bonds, Series 2009A, 5.250%, 12/01/39 – AGC Insured	12/19 at 100.00	AA–	1,139,620

3,080	Collier County, Florida, Gas Tax Revenue Bonds, Refunding Series 2012, 5.000%, 6/01/20	No Opt. Call	AA–	3,695,292

105	Colonial Country Club Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2003, 6.400%, 5/01/33	5/14 at 100.00	A	106,068

Nuveen Investments	55

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)

$1,325	Country Greens Community Development District, Florida, Special Assessment Bonds, Series 2003, 6.625%, 5/01/34	5/14 at 100.00	N/R	$1,338,833

218	East Park Community Development District, Florida, Special Assessment Revenue Bonds, Series 2008, 7.500%, 5/01/15 (6)	No Opt. Call	N/R	9,812

4,710	Florida Citizens Property Insurance Corporation, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1, 5.000%, 6/01/19	No Opt. Call	A+	5,654,308

5,000	Florida Department of Environmental Protection, Florida Forever Revenue Bonds, Refunding Series 2012A, 5.000%, 7/01/23	7/22 at 100.00	AA–	6,098,700

2,885	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Bay Area Charter Foundation, LLC Projects, Series 2011A, 7.750%, 6/15/42	12/21 at 101.00	N/R	3,304,248

1,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2010A, 6.000%, 9/15/30	9/20 at 100.00	BB+	1,082,760

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2012A:
1,000	5.500%, 6/15/22	No Opt. Call	N/R	1,009,930
500	6.000%, 6/15/32	No Opt. Call	N/R	503,800
1,100	6.125%, 6/15/43	No Opt. Call	N/R	1,103,333

3,180	Florida Development Finance Corporation, Revenue Bonds, Learning Gate Community Charter School Project, Series 2007A, 6.000%, 2/15/37	2/17 at 100.00	BBB–	3,275,050

	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University Project, Refunding Series 2012A:
6,800	5.000%, 4/01/27	4/22 at 100.00	BBB+	7,575,540
5,730	5.000%, 4/01/32	4/22 at 100.00	BBB+	6,221,061

	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Rollins College Project, Series 2012A:
1,210	5.000%, 12/01/30	12/22 at 100.00	A1	1,400,999
1,000	5.000%, 12/01/31	12/22 at 100.00	A1	1,151,570
1,400	5.000%, 12/01/32	12/22 at 100.00	A1	1,599,752
3,000	5.000%, 12/01/37	12/22 at 100.00	A1	3,393,720

735	Florida Housing Finance Agency, Housing Revenue Bonds, Brittany of Rosemont Apartments Phase II, Series 1995C-1, 6.875%, 8/01/26 – AMBAC Insured (Alternative Minimum Tax)	8/13 at 100.00	N/R	736,139

1,000	Florida Housing Finance Agency, Housing Revenue Bonds, Stoddert Arms Apartments, Series 1996O, 6.300%, 9/01/36 – AMBAC Insured (Alternative Minimum Tax)	9/13 at 100.00	N/R	1,001,030

400	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 1985, 9.125%, 6/01/14	No Opt. Call	AAA	403,024

335	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 1985, 9.125%, 6/01/14 (ETM)	No Opt. Call	Aaa	362,969

10,000	Florida State Board of Education, Lottery Revenue Bonds, Refunding Series 2011A, 5.000%, 7/01/22	7/21 at 100.00	AAA	12,301,600

400	Florida, Full Faith and Credit General Obligation Bonds, Broward County Expressway Authority, Series 1984, 10.000%, 7/01/14 (ETM)	No Opt. Call	Aaa	425,140

	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006:
2,250	5.250%, 6/01/26	6/16 at 100.00	A–	2,397,983
375	5.000%, 6/01/38	6/16 at 100.00	A–	393,045

1,900	Hernando County, Florida, Revenue Bonds, Criminal Justice Complex Financing Program, Series 1986, 7.650%, 7/01/16 – FGIC Insured	No Opt. Call	N/R	2,241,981

2,000	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds, Tampa General Hospital, Series 2003B, 5.250%, 10/01/28 (Pre-refunded 10/01/13)	10/13 at 100.00	A3 (4)	2,041,680

7,640	Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Refunding Series 2012A, 5.000%, 10/01/29	10/22 at 100.00	A1	8,888,987

56	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)

$6,000	Jacksonville Port Authority, Florida, Revenue Bonds, Refunding Series 2012, 5.000%, 11/01/38 (Alternative Minimum Tax)	11/22 at 100.00	A2	$6,537,300

1,005	JEA, Florida, Electric System Revenue Bonds, Series Three 2006A, 5.000%, 10/01/41 – AGM Insured	4/15 at 100.00	Aa2	1,069,240

945	Keys Cove Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004, 5.875%, 5/01/35	5/15 at 101.00	N/R	1,015,724

975	Lake County School District, Florida, Sales Tax Revenue Bonds, Series 2004, 5.000%, 10/01/15 – AMBAC Insured	10/14 at 100.00	A+	1,035,752

970	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds, Series 2004A, 6.100%, 5/01/23	5/14 at 101.00	N/R	989,924

1,000	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A, 5.250%, 6/15/27	6/17 at 100.00	BB	1,019,220

	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2012A:
875	5.500%, 6/15/32	6/22 at 100.00	BB	907,988
1,375	5.750%, 6/15/42	6/22 at 100.00	BB	1,432,338

1,635	Leesburg, Florida, Hospital Revenue Refunding Bonds, Leesburg Regional Medical Center Project, Series 2003, 5.000%, 7/01/17	7/13 at 100.00	BBB+	1,641,900

2,305	Leesburg, Florida, Utilities Revenue Bonds, Series 2004, 5.000%, 10/01/22 – FGIC Insured	10/14 at 100.00	Aa3	2,450,676

690	Lexington Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004, 6.125%, 5/01/34	5/14 at 101.00	A–	713,219

	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013:
885	3.950%, 12/15/21 (Alternative Minimum Tax)	6/20 at 100.00	BB	897,886
8,000	4.200%, 12/15/25 (Alternative Minimum Tax)	6/20 at 100.00	BB	8,115,360

2,000	Miami Beach Health Facilities Authority, Florida, Hospital Revenue Bonds, Mount Sinai Medical Center of Florida Project, Refunding 2012, 5.000%, 11/15/29	11/22 at 100.00	Baa2	2,201,480

3,760	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, BAC Funding Corporation, Series 2000A, 5.375%, 10/01/30 –AMBAC Insured	10/13 at 100.00	Aa3	3,773,574

12,500	Miami-Dade County School Board, Florida, Certificates of Participation, Series 2013A, 5.000%, 5/01/31 (WI/DD, Settling 5/01/13)	5/23 at 100.00	A1	14,303,625

	Miami-Dade County School Board, Florida, Certificates of Participation, Series 2013B:
4,490	5.000%, 2/01/29 (WI/DD, Settling 5/01/13)	2/23 at 100.00	A1	5,176,521
3,670	5.000%, 2/01/30 (WI/DD, Settling 5/01/13)	2/23 at 100.00	A1	4,207,912

	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Refunding Series 2012A:
4,000	5.000%, 10/01/18 (Alternative Minimum Tax)	No Opt. Call	A	4,763,920
4,000	5.000%, 10/01/19 (Alternative Minimum Tax)	No Opt. Call	A	4,793,440
1,825	5.000%, 10/01/20 (Alternative Minimum Tax)	No Opt. Call	A	2,197,939
5,000	5.000%, 10/01/23 (Alternative Minimum Tax)	No Opt. Call	A	5,987,500

7,020	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2004A, 5.000%, 10/01/30 – FGIC Insured (Alternative Minimum Tax)	10/14 at 100.00	A	7,367,279

1,585	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010A-1, 5.375%, 10/01/35	10/20 at 100.00	A	1,811,037

2,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Series 2008A, 5.500%, 10/01/27 – AGC Insured (Alternative Minimum Tax)	10/18 at 100.00	AA–	2,324,040

10,000	Miami-Dade County, Florida, General Obligation Bonds, Series 2005, 5.000%, 7/01/33 – AGM Insured	7/15 at 100.00	Aa2	10,732,000

Nuveen Investments	57

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)

$1,040	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2009, 5.625%, 6/01/34 – AGC Insured (UB) (5)	6/19 at 100.00	AA–	$1,155,648

7,400	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2012, 5.000%, 7/01/37	7/22 at 100.00	AA	8,410,026

1,000	Northern Palm Beach County Improvement District, Florida, Revenue Bonds, Water Control and Improvement Development Unit 46B, Series 2007A, 5.350%, 8/01/41	8/17 at 100.00	N/R	1,006,710

3,370	Old Palm Community Development District, Florida, Special Assessment Bonds, Palm Beach Gardens, Series 2004A, 5.900%, 5/01/35	5/15 at 101.00	N/R	3,487,613

	Orange County Health Facilities Authority, Florida, Revenue Bonds, Mayflower Retirement Center, Refunding Series 2012:
550	4.500%, 6/01/27	6/21 at 100.00	A–	565,631
450	5.000%, 6/01/32	6/21 at 100.00	A–	480,654
750	5.000%, 6/01/36	6/21 at 100.00	A–	796,298
750	5.125%, 6/01/42	6/21 at 100.00	A–	798,975

	Orange County Health Facilities Authority, Florida, Revenue Bonds, Nemours Foundation, Series 2005:
295	5.000%, 1/01/21 (Pre-refunded 1/01/15)	1/15 at 100.00	N/R (4)	317,942
275	5.000%, 1/01/22 (Pre-refunded 1/01/15)	1/15 at 100.00	N/R (4)	296,387

2,510	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc., Tender Option Bond Trust 1071, 16.778%, 10/01/42 (IF) (5)	4/22 at 100.00	A	3,544,170

145	Orange County, Florida, Sales Tax Revenue Bonds, Series 1989, 6.125%, 1/01/19 – FGIC Insured (ETM)	7/13 at 100.00	N/R (4)	180,867

500	Orlando Utilities Commission, Florida, Utility System Revenue Bonds, Series 2009A-1, 5.250%, 10/01/39	4/19 at 100.00	AA	579,010

	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Refunding Bonds, BRCH Corporation Obligated Group, Series 2001:
20	5.500%, 12/01/21	6/13 at 100.00	BBB–	20,050
1,000	5.625%, 12/01/31	6/13 at 100.00	BBB–	1,001,680

2,000	Palm Beach County Health Facilities Authority, Florida, Retirement Community Revenue Bonds, Adult Communities Total Services Retirement Life, Series 2006A, 4.500%, 11/15/36	11/16 at 100.00	A–	2,019,200

625	Palm Beach County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Affordable Housing Guarantee Program, Windsor Park Apartments, Series 1998A, 5.900%, 6/01/38 (Alternative Minimum Tax)	6/13 at 100.00	A–	625,669

2,415	Palm Beach County School Board, Florida, Certificates of Participation, Series 2007, 5.000%, 8/01/18 – FGIC Insured	8/17 at 100.00	AA–	2,804,346

1,500	Palm Beach County Solid Waste Authority, Florida, Revenue Bonds, Series 2002B, 0.000%, 10/01/15 – AMBAC Insured	No Opt. Call	AA+	1,470,150

1,000	Palm Coast, Florida, Water Utility System Revenue Bonds, Series 2003, 5.000%, 10/01/33 – NPFG Insured	10/13 at 100.00	A1	1,016,200

1,880	Panther Trails Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.600%, 5/01/36	5/15 at 100.00	A1	1,902,673

2,000	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	Baa2	2,118,140

650	Reedy Creek Improvement District, Florida, Utility Revenue Bonds, Series 2005-1, 5.000%, 10/01/25 – AMBAC Insured	10/15 at 100.00	A1	711,744

2,870	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 144A, 5.250%, 10/01/27	10/17 at 100.00	BBB–	3,097,448

	St. John’s County Industrial Development Authority, Florida, First Mortgage Revenue Bonds, Presbyterian Retirement Communities, Series 2004A:
1,130	5.850%, 8/01/24	8/14 at 101.00	A–	1,180,556
1,565	5.625%, 8/01/34	8/14 at 101.00	A–	1,616,645

58	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)

$965	Stoneybrook Venice Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007, 6.750%, 5/01/38	5/18 at 100.00	N/R	$1,016,270

535	Sunrise, Florida, Utility System Revenue Refunding Bonds, Series 1998, 5.000%, 10/01/28 – AMBAC Insured	10/18 at 100.00	AA–	588,842

1,000	Tallahassee, Florida, Consolidated Utility System Revenue Bonds, Series 2005, 5.000%, 10/01/25 – AMBAC Insured	10/15 at 100.00	AA+	1,108,460

2,820	Tallahassee, Florida, Energy System Revenue Bonds, Series 2005, 5.000%, 10/01/29 – NPFG Insured	10/15 at 100.00	AA	3,070,162

2,095	Tallahassee, Florida, Health Facilities Revenue Bonds, Tallahassee Memorial Healthcare Inc., Series 2000, 6.375%, 12/01/30	6/13 at 100.00	Baa1	2,127,808

165	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 0.000%, 5/01/39	5/17 at 100.00	N/R	126,184

290	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40	5/19 at 100.00	N/R	181,540

210	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40	5/22 at 100.00	N/R	97,860

170	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.650%, 5/01/40 (6)	5/18 at 100.00	N/R	2

475	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007A-2, 5.250%, 5/01/39 (6)	5/17 at 100.00	N/R	5

25	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007-1. RMKT, 6.650%, 5/01/40 (6)	5/18 at 100.00	N/R	13,549

215	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007A-1. RMKT, 5.250%, 5/01/39 (6)	5/17 at 100.00	N/R	117,349

	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1:
95	5.250%, 5/01/39	5/17 at 100.00	N/R	93,517
305	6.650%, 5/01/40	5/17 at 100.00	N/R	313,445

2,990	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/14 at 101.00	BB	2,991,405

705	Tolomato Community Development District, Florida, Special Assessment Bonds, Southern/Forbearance Parcel Series 2007-2, 6.650%, 5/01/40 (6)	5/18 at 100.00	N/R	283,142

605	University Square Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007A-1, 5.875%, 5/01/38	5/17 at 100.00	N/R	621,565

250	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A1, 6.125%, 5/01/42	5/22 at 100.00	N/R	256,340

	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A2:
465	5.000%, 5/01/23	5/22 at 100.00	N/R	490,082
1,500	5.500%, 5/01/34	5/22 at 100.00	N/R	1,552,740

2,000	Village Center Community Development District, Florida, Recreational Revenue Bonds, Series 2003A, 5.000%, 11/01/32 – NPFG Insured	11/13 at 101.00	Baa2	2,021,620

485	Waters Edge Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/36	5/15 at 101.00	N/R	486,198

	Westchester Community Development District 1, Florida, Special Assessment Bonds, Series 2003:
525	6.000%, 5/01/23	5/14 at 100.00	N/R	530,901
3,750	6.125%, 5/01/35	5/14 at 100.00	N/R	3,790,950
236,253	Total Florida			259,201,415

Nuveen Investments	59

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Georgia – 2.9%

$2,000	Atlanta and Fulton County Recreation Authority, Georgia, Guaranteed Revenue Bonds, Park Improvement, Series 2005A, 5.000%, 12/01/30 – NPFG Insured	12/15 at 100.00	Aa2	$2,164,220

735	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	919,051

1,735	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008B. Remarketed, 6.750%, 1/01/20	1/19 at 100.00	A2	2,209,557

265	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005A, 5.625%, 1/01/16 (Alternative Minimum Tax)	7/15 at 100.00	A–	286,287

500	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005B, 5.400%, 1/01/20	7/15 at 100.00	A–	540,335

495	Atlanta, Georgia, Tax Allocation Bonds, Princeton Lakes Project, Series 2006, 5.500%, 1/01/31	1/16 at 100.00	BBB–	504,167

7,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	AA–	7,986,650

1,000	Augusta, Georgia, Airport Revenue Bonds, General Series 2005C, 5.450%, 1/01/31 (Alternative Minimum Tax)	1/15 at 100.00	Baa2	1,020,860

4,955	Cobb County Development Authority, Georgia, University Facilities Revenue Bonds, Kennesaw State University Foundations, Student Housing Subordinate Lien Series 2004C, 5.250%, 7/15/24 – NPFG Insured	7/14 at 100.00	A3	5,199,975

4,000	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30	9/20 at 100.00	BBB	4,728,400

1,320	Dekalb County Housing Authority, Georgia, Subordinate Multifamily Housing Revenue Bonds, Greens of Stonecrest Project, 2001B Pass-Through Certificate Series 2001-8, 5.900%, 11/01/34 (Mandatory put 11/01/18) (Alternative Minimum Tax)	7/13 at 100.00	N/R	1,320,898

3,300	Fulton County Development Authority, Georgia, Local District Cooling Authority Revenue Bonds, Maxon Atlantic Station LLC, Series 2005A, 5.125%, 3/01/26 (Mandatory put 3/01/15) (Alternative Minimum Tax)	9/15 at 100.00	BBB	3,366,198

10,000	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Athletic Association, Series 2011, 5.750%, 10/01/41	4/21 at 100.00	A+	11,592,900

	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Molecular Science Building, Series 2004:
1,250	5.250%, 5/01/21 – NPFG Insured	5/14 at 100.00	Aa3	1,308,013
2,490	5.250%, 5/01/23 – NPFG Insured	5/14 at 100.00	Aa3	2,602,971
2,440	5.000%, 5/01/36 – NPFG Insured	5/14 at 100.00	Aa3	2,530,792

	Fulton County Residential Care Facilities Elderly Authority, Georgia, Revenue Bonds, Canterbury Court, Refunding Series 2004A:
1,500	6.125%, 2/15/26	2/14 at 101.00	N/R	1,532,460
4,080	6.125%, 2/15/34	2/14 at 101.00	N/R	4,158,458

5,025	Georgia Local Governments, Certificates of Participation, Georgia Municipal Association, Series 1998A, 4.750%, 6/01/28 – NPFG Insured	No Opt. Call	Baa2	5,242,633

1,100	Georgia Municipal Electric Authority, Senior Lien General Power Revenue Bonds, Series 1993BB, 5.250%, 1/01/25 – NPFG Insured	No Opt. Call	A1	1,291,257

10,000	Georgia State, General Obligation Bonds, Series 2012A, 5.000%, 7/01/21	No Opt. Call	AAA	12,818,900

1,000	Lavonia Hospital Authority, Georgia, Revenue Anticipation Certificates, Ty Cobb Regional Medical Center , Series 2010, 6.000%, 12/01/40 – AGM Insured	12/20 at 100.00	AA–	1,168,530

	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A:
900	5.000%, 3/15/22	No Opt. Call	A+	1,039,950
1,000	5.500%, 9/15/28	No Opt. Call	A	1,224,420

60	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Georgia (continued)

$5,500	Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Columbus Regional Healthcare System, Inc. Project, Series 2010, 5.000%, 8/01/41	8/20 at 100.00	AA–	$5,974,595

1,590	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012A, 5.250%, 10/01/27	10/21 at 100.00	Baa2	1,826,338

1,000	Richmond County Development Authority, Georgia, Revenue Bonds, Augusta State University, Jaguar Student Center Project, Series 2005A, 5.000%, 7/01/29 – SYNCORA GTY Insured	7/15 at 100.00	A2	1,034,100

1,000	Savannah Economic Development Authority, Georgia, Revenue Bonds, Armstrong Atlantic State University, Windward Commons LLC Project, Series 2009, 5.000%, 6/15/39 – AGC Insured	6/19 at 100.00	AA–	1,090,360
77,180	Total Georgia			86,683,275
	Guam – 0.1%

1,020	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.000%, 1/01/31	1/22 at 100.00	A	1,146,082

2,000	Guam Government Department of Education, Certificates of Participation, John F. Kennedy High School Project, Series 2010A, 6.625%, 12/01/30	12/20 at 100.00	B	2,212,620

880	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	Ba2	942,260
3,900	Total Guam			4,300,962
	Hawaii – 0.6%

2,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Kahala Nui Project, Series 2003A, 8.000%, 11/15/33 (Pre-refunded 11/15/13)	11/13 at 102.00	AA+ (4)	2,122,980

	Hawaii Department of Budget and Finance, Special Purpose Senior Living Revenue Bonds, 15 Craigside Project, Series 2009A:
1,000	8.750%, 11/15/29	11/19 at 100.00	N/R	1,207,240
1,250	9.000%, 11/15/44	11/19 at 100.00	N/R	1,509,738

10,000	Hawaii State, General Obligation Bonds, Series 2012EF, 5.000%, 11/01/21	No Opt. Call	AA	12,682,000
14,250	Total Hawaii			17,521,958
	Idaho – 0.2%

	Idaho Health Facilities Authority, Revenue Bonds, Trinity Health Group, Refunding Series 2008B:
1,000	6.000%, 12/01/23	12/18 at 100.00	AA	1,219,560
760	6.250%, 12/01/33	12/18 at 100.00	AA	910,039

	Idaho Housing and Finance Association, Grant and Revenue Anticipation Bonds, Federal Highway Trust Funds, Series 2006:
1,000	5.000%, 7/15/23 – NPFG Insured	7/16 at 100.00	Aa3	1,117,830
1,065	5.000%, 7/15/24 – NPFG Insured	7/16 at 100.00	Aa3	1,190,489

	Idaho Water Resource Board, Water Resource Loan Program Revenue, Ground Water Rights Mitigation Series 2012A:
900	4.600%, 9/01/28	9/22 at 100.00	Baa1	951,678
595	5.000%, 9/01/32	9/22 at 100.00	Baa1	652,852
5,320	Total Idaho			6,042,448
	Illinois – 7.5%

2,000	Bensenville, Illinois, General Obligation Bonds, Series 2011A, 5.000%, 12/15/30 – AGM Insured	12/21 at 100.00	AA–	2,235,020

1,000	Bryant, Illinois, Pollution Control Revenue Refunding Bonds, Central Illinois Light Company, Series 1993, 5.900%, 8/01/23	7/13 at 100.00	A–	1,002,220

974	Cary, Illinois, Special Service Area 1 Special Tax Bonds, Series 2006, 5.000%, 3/01/30 – RAAI Insured	3/16 at 100.00	N/R	990,402

3,320	CenterPoint Intermodal Center Program, Illinois, Trust Series 2004 Class A Certificates, 3.730%, 6/15/23	No Opt. Call	N/R	3,320,465

Nuveen Investments	61

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)

	Champaign, Illinois, General Obligation Sales Tax Bonds, Public Safety Series 1999:
$1,140	8.250%, 1/01/21 – FGIC Insured	No Opt. Call	N/R	$1,639,696
1,275	8.250%, 1/01/22 – FGIC Insured	No Opt. Call	N/R	1,845,027

2,000	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Revenues, Series 2008C, 5.000%, 12/01/20	12/18 at 100.00	A+	2,293,840

3,335	Chicago Metropolitan Water Reclamation District, Illinois, General Obligation Bonds, Tender Option Bonds Trust 1130, 13.426%, 6/01/14 (IF)	No Opt. Call	AAA	4,618,608

2,000	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40	12/21 at 100.00	AA	2,291,900

3,280	Chicago, Illinois, FNMA/GNMA Collateralized Single Family Mortgage Revenue Bonds, Series 2007-2G, 5.950%, 6/01/39 (Alternative Minimum Tax)	6/17 at 104.00	Aaa	3,548,698

2,000	Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Series 2003A, 5.000%, 1/01/33 – AMBAC Insured	7/13 at 100.00	AA+	2,006,560

1,000	Chicago, Illinois, Revenue Bonds, Midway Airport, Series 1996A, 5.500%, 1/01/29 – NPFG Insured	7/13 at 100.00	A	1,003,810

2,875	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.250%, 1/01/24 – NPFG Insured	1/16 at 100.00	A2	3,153,243

20,000	Chicago, Illinois, Water Revenue Bonds, Refunding Second Lien Series 2012-2, 4.000%, 11/01/37	11/22 at 100.00	AA	20,794,200

310	Cicero, Cook County, Illinois, General Obligation Corporate Purpose Bonds, Series 1994A, 6.400%, 12/01/14 – NPFG Insured	6/13 at 100.00	Baa2	311,246

Community College District 523, Counties of DeKalb, Kane, LaSalle, Lee, Ogle, Winnebago, and Boone, Illinois, General Obligation Bonds, Kishwaukee Community College, Capital Appreciation, Series 2011B:

1,000	0.000%, 2/01/35	2/21 at 38.17	AA	287,990
750	0.000%, 2/01/36	2/21 at 35.47	AA	200,775

4,440	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA	5,063,110

2,000	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	B3	2,192,620

2,500	Harvey, Cook County, Illinois, Tax Increment Allocation Revenue Bonds, Amended Center Street Redevelopment Project Area, Series 2010, 7.500%, 12/01/19	No Opt. Call	N/R	2,691,525

5,000	Illinois Development Finance Authority, Pollution Control Revenue Refunding Bonds – CIPS Debt, Series 1993C-2, 5.950%, 8/15/26	7/13 at 100.00	BBB	5,013,300

1,375	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc. Obligated Group, Series 2007A, 5.750%, 5/15/31	5/17 at 100.00	BBB–	1,460,003

	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc., Refunding Series 2010:
900	6.125%, 5/15/27	5/15 at 100.00	BBB–	934,209
2,000	6.125%, 5/15/27	5/20 at 100.00	BBB–	2,237,420

1,500	Illinois Finance Authority, Charter School Revenue Bonds, Chicago Charter School Foundation, Series 2007, 5.000%, 12/01/36	12/16 at 100.00	BBB+	1,549,095

1,000	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network, Refunding and Improvement Series 2011A, 7.125%, 10/01/41	10/21 at 100.00	BBB–	1,180,120

500	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Series 2010A, 7.750%, 5/15/30	5/20 at 100.00	N/R	602,315

1,000	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Temps 65 Series 2010D-2, 6.375%, 5/15/17	6/13 at 100.00	N/R	1,001,970

1,215	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009, 5.250%, 11/01/39	11/19 at 100.00	AA	1,371,358

62	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)

$1,000	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A, 5.500%, 2/01/40 – AMBAC Insured	2/18 at 100.00	A+	$1,080,220

4,050	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 7.125%, 2/01/34	2/19 at 100.00	Baa3	4,485,902

	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013:
4,000	4.000%, 5/15/33	5/22 at 100.00	Baa1	3,937,560
4,520	4.250%, 5/15/43	5/22 at 100.00	Baa1	4,521,627

1,250	Illinois Finance Authority, Revenue Bonds, Little Company of Mary Hospital and Health Care Centers, Series 2010, 5.375%, 8/15/40	8/15 at 105.00	A+	1,353,138

2,000	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Series 2009A, 5.375%, 8/15/24	8/19 at 100.00	AA+	2,392,400

2,545	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39	5/20 at 100.00	A	2,957,086

500	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37	11/17 at 100.00	A	551,155

1,500	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.125%, 5/15/35	5/20 at 100.00	AA–	1,684,260

2,900	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	3,727,486

3,680	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A, 7.250%, 11/01/30	11/18 at 100.00	A	4,662,560

	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C:
1,265	6.625%, 11/01/39	5/19 at 100.00	A	1,545,109
1,665	6.625%, 11/01/39 (UB) (5)	5/19 at 100.00	A	2,033,681

6,255	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37	8/17 at 100.00	BBB	6,844,596

9,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38	8/19 at 100.00	BBB+	10,662,300

925	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc., Series 2005 Remarketed, 5.250%, 3/01/30 – AGM Insured	3/20 at 100.00	AA–	1,033,641

4,000	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41	8/21 at 100.00	AA–	4,808,200

1,400	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2009B, 5.000%, 8/15/26	8/20 at 100.00	AA–	1,593,396

1,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41	2/21 at 100.00	AA–	1,707,900

2,350	Illinois Finance Authority, Revenue Bonds, Three Crowns Park Plaza, Series 2006A, 5.875%, 2/15/26	2/16 at 100.00	N/R	2,445,739

3,485	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 5.500%, 8/15/30	8/18 at 100.00	BBB+	3,761,186

3,915	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	BBB+	4,137,372

1,000	Illinois Finance Authority, Water Facilities Revenue Bonds, American Water Capital Corp., Project, Series 2009, 5.250%, 10/01/39	10/19 at 100.00	BBB+	1,062,850

	Illinois Health Facilities Authority, Revenue Refunding Bonds, Elmhurst Memorial Healthcare, Series 2002:
4,040	5.500%, 1/01/22	7/13 at 100.00	Baa2	4,054,382
1,000	5.625%, 1/01/28	7/13 at 100.00	Baa2	1,003,370

255	Illinois Housing Development Authority, Housing Finance Bonds, Series 2006K, 4.600%, 7/01/23	7/16 at 100.00	AA	263,025

Nuveen Investments	63

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)

$4,000	Illinois Housing Development Authority, Multifamily Housing Revenue Bonds, GNMA Collateralized- Lifelink Developments, Series 2006, 4.850%, 4/20/41 (Alternative Minimum Tax) (UB) (5)	4/16 at 100.00	AA+	$4,131,160

	Illinois State, General Obligation Bonds, Series 2012A:
5,500	5.000%, 3/01/25	3/22 at 100.00	A2	6,228,695
5,000	4.000%, 1/01/26	1/22 at 100.00	A2	5,187,250
4,000	5.000%, 3/01/26	3/22 at 100.00	A2	4,488,040
500	5.000%, 3/01/27	3/22 at 100.00	A2	555,760

5,000	Illinois State, Sales Tax Revenue Bonds, Build Illinois Series 2011, 5.000%, 6/15/28	6/21 at 100.00	AAA	5,851,700

960	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36	1/16 at 100.00	N/R	644,736

3,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2, 5.500%, 1/01/30 – ACA Insured	1/16 at 100.00	CCC	1,969,170

1,630	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B, 5.250%, 1/01/36	1/16 at 100.00	CCC	759,580

1,260	Markham, Illinois, Alternative Source Revenue Bonds, Series 2005A, 5.250%, 4/01/23 – RAAI Insured	4/15 at 100.00	N/R	1,279,921

2,500	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Series 2012A, 5.000%, 6/15/42 – NPFG Insured (Alternative Minimum Tax)	6/22 at 100.00	AAA	2,795,850

13,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1, 0.000%, 6/15/45 – AGM Insured	No Opt. Call	AAA	2,715,050

10,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/35 – AGM Insured	No Opt. Call	AAA	3,633,600

8,025	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A, 0.000%, 12/15/21 – NPFG Insured	No Opt. Call	AA–	6,422,327

845	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012, 4.750%, 10/01/29	10/22 at 100.00	Baa1	916,749

	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
3,890	5.250%, 6/01/21	No Opt. Call	A	4,765,561
3,000	6.250%, 6/01/24	6/16 at 100.00	A–	3,376,230

4,450	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2001A, 6.000%, 7/01/27 – FGIC Insured	No Opt. Call	AA	5,911,514

5,780	Schaumburg, Illinois, General Obligation Bonds, Series 2004B, 5.000%, 12/01/41 – AGM Insured	12/14 at 100.00	Aaa	6,107,553

1,000	Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe Ad Valorem Tax Bonds, Series 2010, 7.500%, 3/01/32	3/17 at 102.00	N/R	1,068,070

1,645	Warren Township School District 121, Lake County, Gurnee, Illinois, General Obligation Bonds, Series 2004C, 5.500%, 3/01/22 (Pre-refunded 3/01/14) – AMBAC Insured	3/14 at 101.00	AA+ (4)	1,733,666
226,674	Total Illinois			225,693,068
	Indiana – 2.8%

425	Anderson, Indiana, Economic Development Revenue Bonds, Anderson University, Series 2007, 5.000%, 10/01/32	4/14 at 100.00	BB+	393,601

	Delaware County Hospital Authority, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006:
1,000	5.125%, 8/01/29	8/16 at 100.00	Baa2	1,068,390
500	5.250%, 8/01/36	8/16 at 100.00	Baa2	533,235

64	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Indiana (continued)

$1,235	Hendricks County Building Facilities Corporation, Indiana, First Mortgage Revenue Bonds, Series 2004, 5.500%, 7/15/24 (Pre-refunded 7/15/14)	7/14 at 100.00	Aa2 (4)	$1,312,916

	Indiana Bond Bank, Special Program Gas Revenue Bonds, JPMorgan Ventures Energy Corporation Guaranteed, Series 2007A:
3,185	5.250%, 10/15/18	No Opt. Call	A2	3,741,770
5,215	5.250%, 10/15/20	No Opt. Call	A2	6,193,334

	Indiana Finance Authority, Educational Facilities Refunding Revenue Bonds, Butler University Project, Series 2012B:
1,420	5.000%, 2/01/30	2/22 at 100.00	BBB+	1,541,935
2,260	5.000%, 2/01/33	2/22 at 100.00	BBB+	2,417,612

1,400	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 6.625%, 10/01/29	10/19 at 100.00	BB+	1,544,732

1,000	Indiana Finance Authority, Hospital Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Refunding Series 2010, 5.125%, 3/01/30	3/20 at 100.00	A–	1,081,880

3,325	Indiana Finance Authority, Hospital Revenue Bonds, King’s Daughters’ Hospital and Health Services, Series 2010, 5.000%, 8/15/20	No Opt. Call	BBB+	3,710,201

3,000	Indiana Finance Authority, Hospital Revenue Bonds, Marion General Hospital Project, Series 2012A, 5.000%, 7/01/36	7/21 at 100.00	A+	3,245,160

9,000	Indiana Finance Authority, Midwestern Disaster Relief Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2012A, 5.000%, 6/01/32 – AGM Insured	6/22 at 100.00	BBB–	9,676,170

5,115	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/48 (Alternative Minimum Tax)	7/23 at 100.00	BBB	5,381,287

5,705	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013B, 5.000%, 1/01/19 (Alternative Minimum Tax)	1/17 at 100.00	BBB	6,356,739

7,200	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	AA–	8,000,928

2,830	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	A–	3,083,908

4,030	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+	4,390,484

645	Indiana Transportation Finance Authority, Highway Revenue Bonds, Series 1992A, 6.800%, 12/01/16	No Opt. Call	AA+	718,543

3,500	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured	1/19 at 100.00	AA–	3,961,685

3,000	Jasper County, Indiana Pollution Control (Northern Indiana Public Service) Commercial Paper, 5.600%, 11/01/16 – NPFG Insured	No Opt. Call	Baa2	3,377,310

	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A:
1,530	5.000%, 4/01/26	4/22 at 100.00	A3	1,716,339
1,400	5.000%, 4/01/27	4/22 at 100.00	A3	1,579,102
1,560	5.000%, 4/01/29	4/22 at 100.00	A3	1,734,751

	Portage, Indiana, Economic Development Revenue Bonds, Ameriplex Project, Series 2006:
1,000	5.000%, 7/15/23	7/16 at 100.00	A	1,056,610
775	5.000%, 1/15/27	7/16 at 100.00	A	808,992

5,000	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc., Series 2011, 8.000%, 9/01/41	9/21 at 100.00	N/R	6,146,100
76,255	Total Indiana			84,773,714

Nuveen Investments	65

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Iowa – 1.3%

$2,275	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011, 5.250%, 6/15/36	6/20 at 100.00	A2	$2,494,742

500	Iowa Finance Authority, Health Facilities Revenue Bonds, Iowa Health System, Series 2008A, 5.250%, 8/15/29 – AGC Insured	8/19 at 100.00	Aa3	565,725

1,490	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.500%, 7/01/25	7/16 at 100.00	BB+	1,574,915

5,865	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc. Project, Series 2012, 4.750%, 8/01/42	8/22 at 100.00	BBB–	5,864,589

7,500	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Central College, Refunding Series 2012B, 5.000%, 10/01/38	10/21 at 100.00	Baa3	8,059,125

	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Upper Iowa University Project, Series 2012:
2,325	4.000%, 9/01/28	9/23 at 100.00	BBB	2,311,724
2,165	5.000%, 9/01/33	9/23 at 100.00	BBB	2,300,183
8,615	5.000%, 9/01/43	9/23 at 100.00	BBB	9,003,623

5,000	Iowa Student Loan Liquidity Corporation Student Loan Revenue Bonds, Senior Lien Series 2011A-2, 5.750%, 12/01/28 (Alternative Minimum Tax)	12/19 at 102.00	A	5,732,850

1,000	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Refunding Series 2009-2, 5.500%, 12/01/25	12/19 at 100.00	A1	1,065,200
36,735	Total Iowa			38,972,676
	Kansas – 2.1%

	Kansas Department of Transportation, Highway Revenue Bonds, Refunding Series 2012B:
12,500	5.000%, 9/01/19	No Opt. Call	AAA	15,551,875
10,000	5.000%, 9/01/21	No Opt. Call	AAA	12,815,300

500	Kansas Department of Transportation, Highway Revenue Bonds, Series 2004B, 5.000%, 9/01/22	9/18 at 100.00	AAA	601,630

4,500	Kansas Development Finance Authority Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009C, 5.500%, 11/15/29	11/19 at 100.00	AA	5,281,830

2,500	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc., Series 2011F, 5.250%, 11/15/30	11/19 at 100.00	A2	2,765,325

6,000	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40 (UB) (5)	1/20 at 100.00	AA	6,555,180

3,135	Kansas Development Finance Authority, Revenue Bonds, State Projects, Series 2005H, 5.000%, 5/01/32 – NPFG Insured	5/15 at 100.00	AA	3,332,693

	Kansas State Power Pool, Electric Utility Revenue Bonds, Dogwood Energy Facility, Series 2012A:
1,650	5.000%, 12/01/25	12/22 at 100.00	Baa1	1,848,363
3,475	5.000%, 12/01/27	12/22 at 100.00	Baa1	3,865,347
1,000	5.000%, 12/01/31	12/20 at 100.00	Baa1	1,078,070

2,000	Olathe, Kansas, Senior Living Facility Revenue Bonds, Catholic Care Campus Santa Marta, Series 2006A, 6.000%, 11/15/38	11/16 at 100.00	N/R	2,062,160

2,685	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park Convention Center, Series 2007B, 5.125%, 1/01/22 – AMBAC Insured	1/17 at 100.00	BB+	2,779,109

1,200	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010, 5.900%, 4/01/32	4/20 at 100.00	BBB	1,346,988

2,845	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	BBB+	1,915,652

66	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Kansas (continued)

$1,270	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Refunding Series 2012A, 5.000%, 9/01/28	9/22 at 100.00	A+	$1,479,372
55,260	Total Kansas			63,278,894
	Kentucky – 0.8%

	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A:
2,500	5.750%, 6/01/25	6/20 at 100.00	BBB+	2,935,300
2,000	6.000%, 6/01/30	6/20 at 100.00	BBB+	2,383,920

1,500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2009A, 5.375%, 8/15/24	8/19 at 100.00	AA–	1,759,050

2,840	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Tender Option Bond Trust 1068, 17.116%, 8/15/42 (IF) (5)	8/21 at 100.00	AA–	3,871,573

3,520	Louisville and Jefferson County Metro Government, Kentucky, Health System Revenue Bonds, Norton Healthcare Inc, Series 2006, 5.250%, 10/01/36	10/16 at 100.00	A–	3,736,058

1,405	Louisville-Jefferson County Metropolitan Government, Kentucky, Health Facilities Revenue Bonds, Jewish Hospital & Saint Mary’s HealthCare Inc. Project, Series 2008, 6.125%, 2/01/37 (Pre-refunded 2/01/18)	2/18 at 100.00	Aaa	1,758,723

1,000	Paducah, Kentucky, Electric Board Revenue Bonds, Series 2009A, 5.250%, 10/01/35 – AGC Insured	4/19 at 100.00	A3	1,112,290

5,000	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011, 6.500%, 3/01/41	3/21 at 100.00	A3	5,965,150
19,765	Total Kentucky			23,522,064
	Louisiana – 1.9%

3,020	Lafayette City and Parish, Louisiana, Utilities Revenue Bonds, Series 2004, 5.250%, 11/01/22 (Pre-refunded 11/01/14) – NPFG Insured	11/14 at 100.00	A+ (4)	3,243,571

1,000	Louisiana Public Facilities Authority, Revenue Bonds, Belle Chasse Educational Foundation Project, Series 2011, 6.750%, 5/01/41	5/21 at 100.00	BBB	1,184,490

3,605	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006B, 5.000%, 6/01/21 – AMBAC Insured	6/16 at 100.00	A–	3,950,720

1,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB–	1,144,610

5,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37 (6)	12/17 at 100.00	N/R	2,244,800

2,000	Louisiana Public Facilities Authority, Revenue Bonds, Christus Health, Refunding Series 2009A, 6.000%, 7/01/29	7/19 at 100.00	A+	2,325,140

1,365	Louisiana Public Facilities Authority, Revenue Bonds, Christus Health, Series 2008B, 5.750%, 7/01/18 – AGC Insured	No Opt. Call	AA–	1,460,414

2,685	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 2005A, 5.250%, 8/15/31	8/15 at 100.00	A+	2,787,164

2,405	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	Baa2 (4)	2,536,722

1,500	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.250%, 5/15/38	5/17 at 100.00	Baa1	1,579,320

650	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A, 5.000%, 7/01/23	No Opt. Call	A	785,701

10,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, 4.750%, 5/01/39 – AGM Insured (UB)	5/16 at 100.00	Aa1	10,901,000

10,000	Louisiana State, General Obligation Bonds, Series 2012C, 5.000%, 7/15/21	No Opt. Call	AA	12,675,700

Nuveen Investments	67

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Louisiana (continued)

$1,920	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory put 6/01/22)	No Opt. Call	BBB	$2,126,419

3,000	St John Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation, Series 2007A, 5.125%, 6/01/37	6/17 at 100.00	BBB	3,186,360

4,135	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	5/13 at 100.00	A–	4,157,784
53,285	Total Louisiana			56,289,915
	Maine – 0.7%

	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
2,000	6.750%, 7/01/36	7/21 at 100.00	Baa3	2,446,320
10,390	6.750%, 7/01/41	7/21 at 100.00	Baa3	12,601,927

1,665	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	AA	1,835,946

	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013:
700	5.000%, 7/01/25	7/23 at 100.00	BBB+	816,893
460	5.000%, 7/01/26	7/23 at 100.00	BBB+	530,081
1,000	5.000%, 7/01/27	7/23 at 100.00	BBB+	1,140,710
1,000	5.000%, 7/01/30	7/23 at 100.00	BBB+	1,124,180
17,215	Total Maine			20,496,057
	Maryland – 1.2%

	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
1,050	5.250%, 9/01/27 – SYNCORA GTY Insured	9/16 at 100.00	BB+	1,082,445
1,750	5.250%, 9/01/28 – SYNCORA GTY Insured	9/16 at 100.00	BB+	1,798,580

1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 5.750%, 7/01/30	7/20 at 100.00	BBB–	1,063,300

	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties, Maryland, General Obligation Bonds, Consolidated Public Improvement, Series 2012:
12,500	5.000%, 6/01/19	No Opt. Call	AAA	15,502,250
12,500	5.000%, 6/01/20	No Opt. Call	AAA	15,793,375
28,800	Total Maryland			35,239,950
	Massachusetts – 1.4%

275	Massachusetts Development Finance Agency, Education Facility Revenue Bonds, Academy of the Pacific Rim Project, Series 2006A, 5.125%, 6/01/31 – ACA Insured	6/16 at 100.00	N/R	277,288

2,850	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare Project, Series 2007A, 6.750%, 10/15/37	10/17 at 100.00	N/R	3,015,557

6,750	Massachusetts Development Finance Agency, Resource Recovery Revenue Refunding Bonds, Covanta Energy Project, Series 2012C, 5.250%, 11/01/42 (Alternative Minimum Tax)	11/17 at 100.00	BB+	6,990,435

1,000	Massachusetts Development Finance Agency, Senior Living Facility Revenue Bonds, The Groves in Lincoln Issue, Series 2009A, 7.875%, 6/01/44 (6)	6/19 at 100.00	N/R	470,000

260	Massachusetts Development Finance Agency, Senior Living Facility Revenue Bonds, The Groves in Lincoln Issue, Series 2009B-2, 6.250%, 6/01/14 (6)	6/13 at 100.00	N/R	130,000

2,000	Massachusetts Development Finance Authority, Revenue Bonds, 100 Cambridge Street Redevelopment, M/SRBC Project, Series 2002A, 5.125%, 2/01/34 – NPFG Insured	7/13 at 100.00	A	2,000,220

795	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2010B, 5.500%, 1/01/23	1/20 at 100.00	AA	895,098

68	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)

$6,665	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Tender Option Bond Trust 3627, 13.576%, 7/01/29 (IF)	7/19 at 100.00	AA	$9,133,583

4,700	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Quincy Medical Center Issue, Series 2008A, 6.250%, 1/15/28 (6)	1/18 at 100.00	N/R	24,064

500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Emerson Hospital, Series 2005E, 5.000%, 8/15/25 – RAAI Insured	8/15 at 100.00	N/R	508,185

1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, UMass Memorial Health Care, Series 2005D, 5.000%, 7/01/33	7/15 at 100.00	A–	1,042,200

4,550	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	5,147,097

	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
1,260	5.500%, 1/01/22 – AMBAC Insured (Alternative Minimum Tax)	7/13 at 100.00	N/R	1,260,580
700	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	7/13 at 100.00	N/R	699,993

8,000	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.250%, 1/01/23 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (4)	8,264,320

2,335	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Tender Option Bond Trust 2989, 13.340%, 8/01/38 (IF)	8/19 at 100.00	AAA	3,454,189
43,640	Total Massachusetts			43,312,809
	Michigan – 2.3%

12,130	Bay City, Bay County, Michigan, Unlimited Tax General Street Improvement Bonds, Series 1991, 0.000%, 6/01/21 – AMBAC Insured	No Opt. Call	A+	8,715,648

8,575	Charlotte Public School District, Easton County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/29 – NPFG Insured	5/15 at 100.00	Aa2	9,184,768

3,710	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	A+	4,055,401

1,250	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Limited Tax Series 2010, 5.000%, 11/01/30	11/20 at 100.00	AA	1,386,263

5,595	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	A	5,658,224

1,380	HealthSource Saginaw, Inc., Saginaw County, Michigan, General Obligation Bonds, Refunding Series 2013, 4.000%, 5/01/29	5/22 at 100.00	Aa2	1,453,057

800	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, W.A. Foote Memorial Hospital, Refunding Series 2006B-2, 5.000%, 6/01/27 – AGM Insured	6/20 at 100.00	AA–	898,992

7,665	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Bronson Methodist Hospital, Refunding Series 2003A, 5.000%, 5/15/26 – AGM Insured	5/18 at 100.00	AA–	8,447,980

3,040	Kalkaska County Hospital Authority, Michigan, Hospital Revenue Bonds, Series 2007, 5.375%, 5/01/17	No Opt. Call	A–	3,361,176

500	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Spectrum Health System, Series 2008A, 5.500%, 1/15/47 (Mandatory put 1/15/15)	No Opt. Call	AA	543,210

	Michigan Finance Authority, Public School Academy Limited Obligation Revenue and Refunding Bonds, Detroit Service Learning Academy Project, Series 2011:
750	6.000%, 10/01/21	No Opt. Call	BB+	830,303
435	7.000%, 10/01/31	10/21 at 100.00	BB+	502,577
1,000	7.000%, 10/01/36	10/21 at 100.00	BB+	1,144,890

915	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Creative Montessori Academy Project, Series 2011, 6.125%, 5/01/21	5/18 at 100.00	BBB–	974,210

2,000	Michigan Finance Authority, Revenue Bonds, Oakwood Obligated Group, Refunding Series 2012, 5.000%, 11/01/32	11/22 at 100.00	A	2,231,320

Nuveen Investments	69

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Michigan (continued)

$1,550	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2010A, 5.000%, 10/01/35	10/20 at 100.00	AA	$1,681,750

1,250	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35	11/15 at 100.00	BBB	1,282,375

1,370	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, David Ellis Academy-West Charter School Project, Series 2007, 5.875%, 6/01/37	6/17 at 100.00	N/R	1,385,508

	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2011-I-A:
750	5.375%, 10/15/41	10/21 at 100.00	Aa3	864,930
2,000	5.500%, 10/15/45	10/21 at 100.00	Aa3	2,320,000

	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009:
500	5.625%, 11/15/29	11/19 at 100.00	A	578,230
1,480	5.750%, 11/15/39	11/19 at 100.00	A	1,688,488

1,635	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	AA	1,803,846

370	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (Pre-refunded 12/01/16)	12/16 at 100.00	Aa2 (4)	426,980

6,010	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.000%, 9/01/29	9/18 at 100.00	A1	7,628,974
66,660	Total Michigan			69,049,100
	Minnesota – 1.2%

1,000	Duluth Housing & Redevelopment Authority, Minnesota, Lease Revenue Bonds, Duluth Public Schools Academy, Series 2010A, 5.875%, 11/01/40	11/20 at 100.00	BBB–	1,069,360

1,000	Faribault, Minnesota, Housing Revenue Bonds, Faribault Senior Living LLC Project, Series 2010, 7.000%, 5/01/45	5/18 at 102.00	N/R	1,074,160

5,000	Lakeville Independent School District 194, Dakota County, Minnesota, General Obligation Bonds, Refunding Series 2012D, 5.000%, 2/01/20	No Opt. Call	Aa2	6,185,400

	Minneapolis Health Care System, Minnesota, Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A:
3,000	6.375%, 11/15/23	11/18 at 100.00	A	3,660,450
3,000	6.625%, 11/15/28	11/18 at 100.00	A	3,682,170

3,000	Minneapolis, Minnesota, Recovery Zone Facility Revenue Bonds, Mosaic Parking, LLC Project, Series 2010A, 8.500%, 1/01/41	1/21 at 100.00	N/R	3,249,240

95	Minnesota Agricultural and Economic Development Board, Healthcare System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2000A, 6.375%, 11/15/29	7/13 at 100.00	A	95,392

2,995	Monticello-Big Lake Community Hospital District, Minnesota, Gross Revenue Health Care Facilities Bonds, Series 2003C, 6.200%, 12/01/22	7/13 at 100.00	N/R	3,000,990

1,000	Shakopee, Minnesota, Health Care Facilities Revenue Bonds, Saint Francis Regional Medical Center, Series 2004, 5.250%, 9/01/34	9/14 at 100.00	A–	1,015,850

	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005:
4,500	6.000%, 11/15/25	11/15 at 100.00	BBB–	4,870,125
4,000	6.000%, 11/15/30	11/15 at 100.00	BBB–	4,305,240
2,000	6.000%, 11/15/35	11/15 at 100.00	BBB–	2,146,000

2,240	Wayzata, Minnesota, Senior Housing Revenue Bonds, Folkestone Senior Living Community, Series 2012A, 6.000%, 5/01/47	5/19 at 102.00	N/R	2,474,282
32,830	Total Minnesota			36,828,659
	Mississippi – 0.2%

975	Mississippi Business Finance Corporation, Gulf Opportunity Zone Revenue Bonds, Roberts Hotel of Jackson, LLC Project, Series 2010, 8.500%, 2/01/30 (6)	2/21 at 102.00	N/R	194,981

70	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Mississippi (continued)

$1,000	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	10/13 at 100.00	BBB	$1,003,130

5,000	Mississippi Development Bank, Special Obligation Bonds, Gulfport Water and Sewer System Project, Series 2005, 5.250%, 7/01/24 – AGM Insured	No Opt. Call	AA–	5,892,700
6,975	Total Mississippi			7,090,811
	Missouri – 1.7%

7,600	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Metrolink Cross County Extension Project, Series 2002B, 5.000%, 10/01/23 – AGM Insured	10/13 at 100.00	AA–	7,750,632

3,185	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Metro East Transit District of St. Clair County, Illinois, Metrolink Extension Project Refunding Revenue Bonds, Series 2006, 5.250%, 7/01/27 – AGM Insured	No Opt. Call	AA–	4,051,639

2,540	Cole County Industrial Development Authority, Missouri, Revenue Bonds, Lutheran Senior Services – Heisinger Project, Series 2004, 5.500%, 2/01/35	2/14 at 100.00	BBB+	2,566,772

2,470	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	2,754,989

1,250	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2011, 6.000%, 2/01/41	2/21 at 100.00	BBB+	1,421,838

4,455	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Tender Option Bond Trust 3604, 13.781%, 5/15/17 (IF)	No Opt. Call	AAA	6,934,430

	Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, Convention Center, Series 2010A:
5,000	0.000%, 7/15/31 – AGC Insured	No Opt. Call	AA–	2,285,900
7,000	0.000%, 7/15/32 – AGC Insured	No Opt. Call	AA–	3,036,950
6,250	0.000%, 7/15/33 – AGC Insured	No Opt. Call	AA–	2,575,750
7,000	0.000%, 7/15/34 – AGC Insured	No Opt. Call	AA–	2,698,710
6,000	0.000%, 7/15/35 – AGC Insured	No Opt. Call	AA–	2,192,400
2,000	0.000%, 7/15/36 – AGC Insured	No Opt. Call	AA–	693,680

	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Refunding Series 2012A:
1,000	4.250%, 7/01/27 – FGIC Insured (Alternative Minimum Tax)	7/22 at 100.00	A–	1,038,850
1,610	5.000%, 7/01/28 – FGIC Insured (Alternative Minimum Tax)	7/22 at 100.00	A–	1,774,703

1,729	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Fashion Square Redevelopment Project, Series 2008A, 6.300%, 8/22/26	9/13 at 100.00	N/R	1,664,093

1,437	Saint Louis, Missouri, Tax Increment Financing Revenue Notes, Marquette Building Redevelopment Project, Series 2008-A, 6.500%, 1/23/28	7/13 at 100.00	N/R	1,072,764

5,250	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Chesterfield, Series 2012, 5.000%, 9/01/42	No Opt. Call	BBB–	5,271,053
65,776	Total Missouri			49,785,153
	Montana – 0.2%

2,500	Forsyth, Rosebud County, Montana, Pollution Control Revenue Refunding Bonds, Northwestern Corporation Colstrip Project, Series 2006, 4.650%, 8/01/23 – AMBAC Insured	8/16 at 100.00	A2	2,736,525

1,000	Montana Board of Housing, Single Family Homeownership Bonds, Series 2012A-1, 3.400%, 12/01/27	6/22 at 100.00	Aa3	1,020,240

2,500	Montana Facilities Finance Authority, Revenue Bonds, Saint John’s Lutheran Ministries Project, Series 2006A, 6.125%, 5/15/36	5/16 at 100.00	N/R	2,587,475
6,000	Total Montana			6,344,240

Nuveen Investments	71

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Nebraska – 0.5%

$6,000	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/42	9/22 at 100.00	A	$6,496,620

1,320	Municipal Energy Agency of Nebraska, Power Supply System Revenue Bonds, Refunding Series 2012A, 5.000%, 4/01/32	4/22 at 100.00	A	1,523,557

3,000	Municipal Energy Agency of Nebraska, Power Supply System Revenue Bonds, Refunding Series 2013A, 4.000%, 4/01/36	4/23 at 100.00	A	3,098,010

2,750	Nebraska Public Power District, General Revenue Bonds, Series 2008B, 5.000%, 1/01/20	1/18 at 100.00	A1	3,188,488

1,000	Omaha, Nebraska, General Obligation Bonds, Refunding Series 2011, 4.125%, 11/15/31	11/21 at 100.00	AAA	1,109,250
14,070	Total Nebraska			15,415,925
	Nevada – 0.6%

80	Clark County, Nevada, Industrial Development Revenue Bonds, Southwest Gas Corporation, Senior Lien Series 2006A, 4.750%, 9/01/36 – FGIC Insured (Alternative Minimum Tax)	9/16 at 100.00	A–	83,362

2,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.000%, 7/01/30	1/20 at 100.00	A+	2,257,480

2,000	Clark County, Nevada, Subordinate Lien Airport Revenue Bonds, Series 2004A-2, 5.125%, 7/01/25 – FGIC Insured	7/14 at 100.00	A+	2,096,980

2,100	Henderson Redevelopment Agency, Nevada, Senior Lien Tax Allocation Bonds, Series 2002A, 5.250%, 10/01/25 – AMBAC Insured	10/13 at 100.00	BBB+	2,107,938

	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A:
2,000	7.500%, 6/15/23	6/19 at 100.00	BBB–	2,296,040
1,500	8.000%, 6/15/30	6/19 at 100.00	BBB–	1,719,465

2,500	Las Vegas Valley Water District, Nevada, Limited Tax General Obligation Bonds, Water & Refunding Series 2011C, 5.000%, 6/01/38	6/21 at 100.00	AA+	2,811,675

	Sparks Local Improvement District 3, Legends at Sparks Marina, Nevada, Limited Obligation Improvement Bonds, Series 2008:
1,105	6.500%, 9/01/20	9/18 at 100.00	N/R	1,178,505
1,900	6.750%, 9/01/27	9/18 at 100.00	N/R	1,982,517

410	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011, 5.000%, 7/01/32	7/21 at 100.00	AA	460,943
15,595	Total Nevada			16,994,905
	New Hampshire – 0.4%

3,500	New Hampshire Business Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2002, 5.200%, 5/01/27 (Alternative Minimum Tax)	5/16 at 101.00	BBB	3,825,535

800	New Hampshire Health and Education Facilities Authority, Hospital Revenue Bonds, Speare Memorial Hospital, Series 2004, 5.875%, 7/01/34 (Pre-refunded 7/01/15)	7/15 at 100.00	BBB– (4)	892,752

1,250	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Covenant Health Systems Obligated Group Issue, Series 2004, 5.375%, 7/01/24	7/14 at 100.00	A	1,282,938

3,305	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth College, Tender Option Bond Trust 09-7W, 14.388%, 6/01/39 (IF) (5)	6/19 at 100.00	AA+	5,008,728

955	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Elliot Hospital, Refunding Series 2003B, 5.600%, 10/01/22	10/13 at 100.00	Baa1	1,027,360
9,810	Total New Hampshire			12,037,313
	New Jersey – 2.3%

1,335	Manalapan-Englishtown Regional Board of Education, New Jersey, General Obligation Bonds, Series 2004, 5.750%, 12/01/21 – FGIC Insured	No Opt. Call	Aa3	1,782,412

72	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)

	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
$1,775	5.000%, 7/01/22 – NPFG Insured	7/14 at 100.00	A	$1,863,200
1,775	5.000%, 7/01/23 – NPFG Insured	7/14 at 100.00	A	1,863,200

1,000	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 5.125%, 9/15/23 (Alternative Minimum Tax)	9/13 at 100.00	B	1,053,850

1,650	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 5.250%, 9/15/29 (Alternative Minimum Tax)	8/24 at 100.00	B	1,738,572

835	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A, 5.750%, 6/01/31	6/20 at 100.00	Baa3	956,200

	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, University of Medicine and Dentistry of New Jersey, Series 2009B:
2,010	6.250%, 12/01/18	No Opt. Call	A–	2,435,256
600	7.500%, 12/01/32	6/19 at 100.00	A–	747,456

1,335	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust PA-4643, 19.910%, 6/01/30 (IF) (5)	6/19 at 100.00	AA	2,019,054

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A:
2,150	5.250%, 12/15/20	No Opt. Call	A+	2,669,741
7,000	5.500%, 12/15/23	No Opt. Call	A+	9,000,390

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2013A:
7,000	5.000%, 12/15/19	No Opt. Call	A+	8,525,440
11,000	5.000%, 6/15/20	No Opt. Call	A+	13,382,820

	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A:
3,000	5.000%, 1/01/21 – AGM Insured	1/15 at 100.00	AA–	3,220,230
3,315	5.000%, 1/01/25 – AGM Insured	1/15 at 100.00	AA–	3,539,956
3,150	5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA–	4,001,067

1,000	Newark Housing Authority, New Jersey, City-Secured Police Facility Revenue Bonds, South Ward Police Facility, Series 2009A, 5.750%, 12/01/30 – AGC Insured	12/19 at 100.00	A3	1,175,290

3,470	North Hudson Sewerage Authority, New Jersey, Gross Revenue Senior Lien Lease Certificates, Series 2012A, 5.000%, 6/01/23	6/22 at 100.00	A	4,218,375

2,000	Passaic Valley Water Commission, New Jersey, Water System Revenue Bonds, Series 2003, 5.000%, 12/15/19 – AGM Insured	No Opt. Call	AA–	2,441,480

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
805	4.625%, 6/01/26	6/17 at 100.00	B1	783,845
2,000	4.750%, 6/01/34	6/17 at 100.00	B2	1,761,780
58,205	Total New Jersey			69,179,614
	New Mexico – 0.5%

4,790	Clayton, New Mexico, Appropriation Debt, Jail Project, Series 2006, 4.650%, 11/01/29 – CIFG Insured	11/16 at 100.00	BBB+	4,864,341

1,415	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, Haverland Carter Lifestyle Group, Series 2013, 5.000%, 7/01/32	7/22 at 100.00	BBB–	1,456,870

3,000	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, La Vida Llena Project, Series 2010A, 5.875%, 7/01/30	7/20 at 100.00	BBB–	3,249,210

955	The Trails Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2008, 7.500%, 10/01/18	No Opt. Call	N/R	1,042,468

4,230	University of New Mexico, FHA-Insured Hospital Mortgage Revenue Bonds, University of Mexico Hospital Project, Series 2004, 5.000%, 7/01/23 – AGM Insured	7/14 at 100.00	AA–	4,402,415
14,390	Total New Mexico			15,015,304

Nuveen Investments	73

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York – 4.4%

	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
$1,100	6.000%, 7/15/30	1/20 at 100.00	BBB–	$1,314,236
7,745	6.375%, 7/15/43	1/20 at 100.00	BBB–	9,267,125

1,880	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/23 – FGIC Insured	2/15 at 100.00	N/R	2,006,844

4,955	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.500%, 7/01/43 – AGM Insured	7/20 at 100.00	AA–	5,654,151

10,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2011C, 5.000%, 3/15/24	3/21 at 100.00	AAA	12,151,900

1,665	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 – AMBAC Insured	3/15 at 100.00	AAA	1,804,277

	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 3518:
2,000	13.366%, 2/15/33 (IF)	2/19 at 100.00	AAA	2,906,900
2,335	13.355%, 2/15/33 (IF)	2/19 at 100.00	AAA	3,392,825

400	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	475,664

4,055	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	4,196,479

4,000	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	4,758,640

3,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2008A, 6.000%, 5/01/33	5/19 at 100.00	A	3,636,840

	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A:
1,000	5.000%, 5/01/36 – AGM Insured	5/21 at 100.00	AA–	1,118,340
1,980	5.000%, 5/01/38	5/21 at 100.00	A	2,180,653

4,600	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005F, 5.000%, 11/15/30	11/15 at 100.00	A	4,962,894

9,190	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2012D, 4.000%, 11/15/32	11/22 at 100.00	A	9,544,734

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
3,000	5.750%, 10/01/37 (7)	10/17 at 100.00	N/R	1,273,350
1,000	5.875%, 10/01/46 (8)	10/17 at 102.00	N/R	424,370

1,000	New York City Industrial Development Agency, New York, Liberty Revenue Bonds, IAC/InterActiveCorp, Series 2005, 5.000%, 9/01/35	9/15 at 100.00	BBB	1,041,080

715	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA–	882,775

1,500	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)	6/13 at 100.00	BB	1,500,030

1,000	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 3484, 17.982%, 6/15/33 (IF)	6/19 at 100.00	AA+	1,524,240

5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/26 – FGIC Insured	4/15 at 100.00	AA	5,421,750

5	New York City, New York, General Obligation Bonds, Series 1991B, 7.000%, 2/01/18 – AMBAC Insured	7/13 at 100.00	AA	5,029

74	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)

	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011:
$1,665	5.000%, 11/15/31	11/21 at 100.00	A+	$1,908,173
11,560	5.000%, 11/15/44	11/21 at 100.00	A+	12,727,444

10,000	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Second Resolution Series 2012D, 5.000%, 6/15/22	No Opt. Call	AAA	12,847,000

1,035	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B, 5.000%, 4/01/24 – AMBAC Insured	10/15 at 100.00	AA	1,137,506

2,125	New York State Urban Development Corporation, Special Project Revenue Bonds, University Facilities Grants, Series 1995, 5.500%, 1/01/19	No Opt. Call	AA–	2,541,585

	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2004A-1:
2,655	5.000%, 3/15/24 (Pre-refunded 3/15/14) – FGIC Insured	3/14 at 100.00	AAA	2,762,501
1,515	5.000%, 3/15/25 (Pre-refunded 3/15/14) – FGIC Insured	3/14 at 100.00	AAA	1,576,342
1,000	5.000%, 3/15/26 (Pre-refunded 3/15/14) – FGIC Insured	3/14 at 100.00	AAA	1,040,490

5,000	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2011A, 5.000%, 3/15/20	No Opt. Call	AAA	6,214,550

3,500	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2012A, 5.250%, 11/01/42	No Opt. Call	BB+	3,642,800

795	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB–	933,155

1,170	Suffolk County Economic Development Corporation, New York, Revenue Refunding Bonds, Peconic Landing At Southold, Inc. Project, Series 2010, 5.875%, 12/01/30	12/20 at 100.00	BBB–	1,319,210

560	Tobacco Settlement Financing Corporation, New York, Asset-Backed Revenue Bonds, State Contingency Contract Secured, Series 2011B, 5.000%, 6/01/18	No Opt. Call	AA–	668,310

1,400	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010B, 5.000%, 9/01/20	No Opt. Call	A–	1,701,336
117,105	Total New York			132,465,528
	North Carolina – 0.8%

2,000	Buncombe County, North Carolina, Project Development Financing Revenue Bonds, Woodfin Downtown Corridor Development, Series 2008, 6.750%, 8/01/24	8/18 at 100.00	N/R	1,993,500

1,780	Charlotte, North Carolina, Water and Sewer System Refunding Bonds, Tender Option Bond Trust 43W, 13.763%, 7/01/38 (IF) (5)	7/20 at 100.00	AAA	2,584,631

3,880	Columbus County Industrial Facilities and Pollution Control Financing Authority, North Carolina, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2007A, 4.625%, 3/01/27	3/17 at 100.00	BBB	4,085,834

	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Duke University, Series 2008, Tender Option Bonds Trust 3248:
1,920	27.037%, 10/01/21 (IF)	10/16 at 100.00	AA+	4,163,098
585	27.253%, 10/01/34 (IF)	10/15 at 100.00	AA+	1,174,850

1,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2008C, 6.750%, 1/01/24	1/19 at 100.00	A–	1,247,130

1,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B, 6.000%, 1/01/22 – FGIC Insured	No Opt. Call	Baa1	1,302,540

	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Lutheran Services for the Aging, Series 2012A:
1,000	5.000%, 3/01/37	No Opt. Call	N/R	1,022,520
1,000	5.000%, 3/01/42	No Opt. Call	N/R	1,019,610

Nuveen Investments	75

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	North Carolina (continued)

$1,580	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Presbyterian Homes, Series 2006B, 5.200%, 10/01/21	10/16 at 100.00	N/R	$1,668,685

1,160	North Carolina Medical Care Commission, Health Care Facilities Revenue Refunding Bonds, Cape Fear Valley Health System, Series 2012A, 5.000%, 10/01/24	10/22 at 100.00	A–	1,360,286

2,000	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A, 5.750%, 1/01/39 – AGC Insured	1/19 at 100.00	AA–	2,314,600
18,905	Total North Carolina			23,937,284
	North Dakota – 0.7%

2,585	Burleigh County, North Dakota, Health Care Revenue Refunding Bonds, St. Alexius Medical Center Project, Series 2012A, 5.000%, 7/01/38	7/22 at 100.00	A–	2,815,841

2,100	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012, 4.000%, 12/01/27	12/21 at 100.00	A–	2,186,205

15,000	Williston Parks and Recreation District, North Dakota, Sales Tax & Gross Revenue Bonds, Series 2012A, 4.000%, 3/01/32	3/21 at 100.00	A	15,608,700
19,685	Total North Dakota			20,610,746
	Ohio – 3.0%

2,435	American Municipal Power Ohio Inc., Genoa Village, Electric System Improvement Revenue Bonds, Series 2004, 5.250%, 2/15/24 – AGC Insured	2/14 at 100.00	AA–	2,487,986

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
1,130	5.125%, 6/01/24	6/17 at 100.00	B–	1,048,979
1,420	5.875%, 6/01/30	6/17 at 100.00	B	1,273,839
3,990	5.750%, 6/01/34	6/17 at 100.00	B	3,499,829
4,145	5.875%, 6/01/47	6/17 at 100.00	B	3,703,433

	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
3,000	5.250%, 11/01/29	11/20 at 100.00	BBB+	3,299,130
2,000	5.750%, 11/01/40	11/20 at 100.00	BBB+	2,274,180

1,000	Cleveland Municipal School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2004, 5.250%, 12/01/23 (Pre-refunded 6/01/14) – AGM Insured	6/14 at 100.00	AA (4)	1,054,100

1,000	Cleveland, Ohio, Airport System Revenue Bonds, Series 2012A, 5.000%, 1/01/31	1/22 at 100.00	A–	1,119,620

2,500	Columbus, Ohio, Tax Increment Financing Bonds, Easton Project, Series 2004A, 5.000%, 12/01/23 (Pre-refunded 6/01/14) – AMBAC Insured	6/14 at 100.00	N/R (4)	2,624,825

3,040	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB	3,412,552

4,420	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Tender Option Bond Trust 4152, 17.838%, 5/01/20 (IF) (5)	No Opt. Call	Aa2	6,530,771

	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A:
4,000	5.000%, 12/01/20 – AMBAC Insured	No Opt. Call	A+	4,544,760
8,505	4.250%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A+	8,753,006

3,250	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 5.625%, 8/15/29	8/18 at 100.00	A3	3,626,480

700	Lorain County Port Authority, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, United State Steel Corporation Project, Series 2010, 6.750%, 12/01/40	12/20 at 100.00	BB	781,893

5,765	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA	7,013,526

76	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio (continued)

$2,240	Marysville Exempt Village School District, Union County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/24 – AGM Insured	12/15 at 100.00	AA–	$2,460,394

1,000	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/26	5/16 at 100.00	A2	1,067,640

1,500	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.250%, 8/01/41	8/21 at 100.00	A2	1,663,410

3,500	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.375%, 4/01/30	4/20 at 100.00	BBB–	3,911,670

2,270	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	2,695,670

1,540	Ohio State, Higher Educational Facility Revenue Bonds, Baldwin-Wallace College Project, Series 2004, 5.250%, 12/01/19 (Pre-refunded 6/01/14)	6/14 at 100.00	A– (4)	1,622,790

2,640	Ross Local School District, Butler County, Ohio, General Obligation Bonds, Series 2003, 5.000%, 12/01/28 (Pre-refunded 12/01/13) – AGM Insured	12/13 at 100.00	Aa2 (4)	2,714,474

	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
2,370	5.000%, 12/01/17	No Opt. Call	N/R	2,557,917
1,250	5.000%, 12/01/22	No Opt. Call	N/R	1,370,588
3,000	5.750%, 12/01/32	12/22 at 100.00	N/R	3,311,370
2,000	6.000%, 12/01/42	12/22 at 100.00	N/R	2,229,760

3,000	Trumbull County, Ohio, Multifamily Housing Revenue Bonds, Royal Mall Apartments, Series 2007, 5.000%, 5/20/49 (Alternative Minimum Tax)	11/17 at 102.00	Aaa	3,194,220

	Wood County, Ohio, Hospital Facilities Refunding and Improvement Revenue Bonds, Wood County Hospital Project, Series 2012:
2,000	5.000%, 12/01/27	No Opt. Call	Baa2	2,180,620
2,500	5.000%, 12/01/32	No Opt. Call	Baa2	2,677,800
83,110	Total Ohio			90,707,232
	Oregon – 0.5%

1,400	Oregon Department of Administrative Services, Certificates of Participation, Series 2009A, 5.250%, 5/01/39	5/19 at 100.00	AA	1,555,218

1,000	Oregon Housing and Community Services Department, Multifamily Housing Revenue Bonds, Refunding Series 2010A, 5.150%, 7/01/42 (Alternative Minimum Tax)	1/20 at 100.00	Aaa	1,067,290

2,500	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2004A, 5.000%, 11/15/21 (Pre-refunded 11/15/14)	11/14 at 100.00	AAA	2,680,175

1,140	Oregon State Facilities Authority, Revenue Bonds, Concordia University Project, Series 2010A, 6.125%, 9/01/30	9/20 at 100.00	BB+	1,245,644

7,155	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2010-20C, 5.000%, 7/01/27 (Alternative Minimum Tax)	7/20 at 100.00	AA–	8,133,446

835	Portland, Oregon, River District Urban Renewal and Redevelopment Bonds, Series 2012C, 5.000%, 6/15/30	6/22 at 100.00	A1	963,456
14,030	Total Oregon			15,645,229
	Pennsylvania – 4.0%

1,125	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carlow University, Series 2011, 6.750%, 11/01/31	11/21 at 100.00	BBB–	1,271,239

1,000	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, School Lane Charter School, Series 2007A, 5.000%, 3/15/37	3/17 at 100.00	BBB	1,020,400

1,000	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29	1/19 at 100.00	BBB+	1,133,320

2,000	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008, 6.125%, 10/01/34	10/18 at 100.00	BBB	2,197,760

Nuveen Investments	77

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)

$1,350	Erie County Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, International Paper Company Project, Refunding Series 2004A, 5.000%, 11/01/18 (Alternative Minimum Tax)	11/14 at 100.00	BBB	$1,375,421

2,525	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/19 – AGM Insured	7/14 at 100.00	AA–	2,570,652

	Montgomery Count Industrial Development Authority, Pennsylvania, Revenue Refunding Bonds, ACTS Retirement-Life Communities, Inc. , Series 2012:
2,400	5.000%, 11/15/27	5/22 at 100.00	A–	2,692,248
1,450	5.000%, 11/15/28	5/22 at 100.00	A–	1,610,776
1,150	5.000%, 11/15/29	5/22 at 100.00	A–	1,253,362

710	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA	819,390

940	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 62B, 17.841%, 8/01/38 (IF) (5)	8/20 at 100.00	AA	1,548,039

500	Montgomery County Industrial Development Authority, Pennsylvania, First Mortgage Revenue Bonds, Whitemarsh Continuing Care, Series 2005, 6.250%, 2/01/35	2/15 at 100.00	N/R	508,430

3,990	Montgomery County Industrial Development Authority, Pennsylvania, Water Facilities Revenue Bonds, Aqua Pennsylvania, Inc. Project, Series 2007A, 5.250%, 7/01/42	7/18 at 100.00	AA–	4,330,148

5,000	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Allegheny Energy Supply Company LLC., Senior Lien Series 2009, 7.000%, 7/15/39	7/19 at 100.00	BBB–	5,988,650

3,115	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23	10/19 at 100.00	BBB+	3,677,538

1,200	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 5.800%, 7/01/30	7/20 at 100.00	Baa3	1,350,120

525	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2010-110A, 4.750%, 10/01/25	10/19 at 100.00	AA+	559,162

10,000	Pennsylvania State, General Obligation Bonds, First Refunding Series 2012-1, 5.000%, 7/01/20	No Opt. Call	AA+	12,528,900

1,050	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 – AMBAC Insured	6/16 at 100.00	A+	1,148,049

15,000	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	16,139,850

480	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Global Leadership Academy Project, Series 2010, 5.750%, 11/15/30	11/20 at 100.00	BBB–	505,147

4,980	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/23 – AGM Insured	9/14 at 100.00	AA–	5,234,229

2,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Ninth Series, 2010, 5.000%, 8/01/30	8/20 at 100.00	BBB+	2,173,900

240	Philadelphia Redevelopment Authority, Pennsylvania, Multifamily Housing Revenue Bonds, Pavilion Apartments, Series 2003A, 4.250%, 10/01/16 (Alternative Minimum Tax)	10/13 at 100.00	A	241,786

6,650	Philadelphia, Pennsylvania, Airport Revenue Bonds, Series 2010A, 5.000%, 6/15/40 – AGM Insured	6/20 at 100.00	AA–	7,395,798

2,380	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%, 8/01/41	8/20 at 100.00	A2	2,895,817

78	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)

	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2010:
$2,400	5.000%, 2/01/30 – AGM Insured	8/20 at 100.00	AA–	$2,671,776
1,500	5.000%, 2/01/35 – AGC Insured	8/20 at 100.00	AA–	1,630,425

2,430	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2005A, 5.000%, 9/01/16 – NPFG Insured	9/15 at 100.00	A1	2,644,107

5,200	Radnor Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2005A, 5.000%, 11/15/28 – AGM Insured	5/15 at 100.00	Aa2	5,624,372

3,000	Southeastern Pennsylvania Transportation Authority, Capital Grant Receipts Bonds, Federal Transit Administration Section 5309 Fixed Guideway Modernization Formula Funds, Series 2011, 5.000%, 6/01/28	6/21 at 100.00	A+	3,466,320

1,600	State Public School Building Authority, Pennsylvania, College Revenue Bonds, Delaware County Community College, Series 2008, 5.000%, 10/01/24 – AGM Insured	4/18 at 100.00	A1	1,796,656

19,300	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2012B, 4.000%, 1/01/33	No Opt. Call	Baa3	18,760,565

	Westmoreland County Industrial Development Authority, Pennsylvania, Retirement Community Revenue Bonds, Redstone Presbyterian SeniorCare Obligated Group, Series 2005A:
1,200	5.750%, 1/01/26	1/16 at 100.00	N/R	1,238,616
1,400	5.875%, 1/01/32	1/16 at 100.00	N/R	1,437,352
110,790	Total Pennsylvania			121,440,320
	Puerto Rico – 2.6%

	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2012A:
4,000	5.000%, 7/01/29	No Opt. Call	BBB+	3,988,760
12,275	5.050%, 7/01/42	7/22 at 100.00	BBB+	11,882,937

10,615	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007VV, 5.250%, 7/01/29 – NPFG Insured	No Opt. Call	BBB+	10,829,211

1,250	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2003G, 5.250%, 7/01/18 (Pre-refunded 7/01/13) – FGIC Insured	7/13 at 100.00	BBB (4)	1,260,650

1,030	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003, 5.000%, 12/01/20	12/13 at 100.00	AA–	1,054,545

10,000	Puerto Rico Infrastructure Financing Authority, Revenue Bonds, Ports Authority Project Bonds, Series 2011B, 5.250%, 12/15/26	12/21 at 100.00	BBB–	10,120,700

	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C:
850	5.500%, 7/01/17 – AMBAC Insured	No Opt. Call	BBB+	907,732
420	5.500%, 7/01/23 – AMBAC Insured	No Opt. Call	BBB+	438,089
4,000	5.500%, 7/01/25 – AMBAC Insured	No Opt. Call	BBB+	4,158,160
1,000	5.500%, 7/01/27 – AMBAC Insured	No Opt. Call	BBB+	1,029,230

3,750	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/32	8/26 at 100.00	A+	3,968,663

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2011A-1:
1,500	5.250%, 8/01/40	8/21 at 100.00	AA–	1,627,845
1,600	5.250%, 8/01/43	8/21 at 100.00	A+	1,673,424

5,400	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Senior Series 2011C, 0.000%, 8/01/41	No Opt. Call	AA–	1,142,100

5,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/46 – NPFG Insured	No Opt. Call	AA–	769,700

Nuveen Investments	79

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Puerto Rico (continued)

	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2001A:
$2,550	5.500%, 7/01/16 – AGM Insured	No Opt. Call	AA–	$2,776,746
3,000	5.500%, 7/01/17 – AGM Insured	No Opt. Call	AA–	3,312,840
3,440	5.500%, 7/01/18 – AGM Insured	No Opt. Call	AA–	3,848,018
2,250	5.500%, 7/01/19 – AGM Insured	No Opt. Call	AA–	2,542,298

	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A:
50	5.500%, 7/01/16 – NPFG Insured	No Opt. Call	Baa2	53,283
140	5.500%, 7/01/18	No Opt. Call	BBB–	150,899
1,355	5.500%, 7/01/19 – NPFG Insured	No Opt. Call	Baa2	1,463,170
100	5.500%, 7/01/20 – NPFG Insured	No Opt. Call	Baa2	107,172
50	5.500%, 7/01/21 – NPFG Insured	No Opt. Call	Baa2	52,773
125	5.500%, 7/01/29	No Opt. Call	BBB–	129,543

130	Puerto Rico, General Obligation and Public Improvement Refunding Bonds, Series 1999, 5.250%, 7/01/18	No Opt. Call	AA	138,610

1,360	Puerto Rico, General Obligation Bonds, Public Improvement Series 2002A, 5.500%, 7/01/19 – FGIC Insured	No Opt. Call	BBB–	1,468,569

	Puerto Rico, General Obligation Bonds, Public Improvement, Refunding Series 2012A:
3,620	5.000%, 7/01/21	No Opt. Call	BBB–	3,698,988
3,000	5.000%, 7/01/41	7/22 at 100.00	BBB–	2,858,340
83,860	Total Puerto Rico			77,452,995
	Rhode Island – 0.1%

285	Providence Housing Development Corporation, Rhode Island, FHA-Insured Section 8 Assisted Mortgage Revenue Refunding Bonds, Barbara Jordan Apartments, Series 1994A, 6.650%, 7/01/15 – NPFG Insured	7/13 at 100.00	Baa2	286,143

	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A:
1,855	6.125%, 6/01/32	7/13 at 100.00	BBB+	1,873,365
1,360	6.250%, 6/01/42	7/13 at 100.00	BBB–	1,392,314
3,500	Total Rhode Island			3,551,822
	South Carolina – 0.3%

700	Georgetown County, South Carolina, Environmental Improvement Revenue Bonds, International Paper Company, Senior Lien Series 2005A, 5.550%, 12/01/29 (Alternative Minimum Tax)	12/15 at 100.00	BBB	746,235

460	Greenville, South Carolina, Hospital Facilities Revenue Bonds, Series 1990, 6.000%, 5/01/20	No Opt. Call	AA–	555,910

2,105	Medical University Hospital Authority, South Carolina, FHA-Insured Mortgage Revenue Bonds, Series 2004A, 5.250%, 8/15/23 (Pre-refunded 8/15/14) – NPFG Insured	8/14 at 100.00	Baa2 (4)	2,234,752

1,340	South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2006C-2, 5.500%, 7/01/37 – AGM Insured (Alternative Minimum Tax)	7/16 at 101.00	Aa1	1,426,564

1,250	South Carolina JOBS Economic Development Authority, Hospital Facilities Revenue Bonds, Palmetto Health Alliance, Series 2003A, 6.125%, 8/01/23	8/13 at 100.00	BBB+	1,268,438

135	South Carolina JOBS Economic Development Authority, Hospital Refunding and Improvement Revenue Bonds, Palmetto Health Alliance, Series 2003C, 6.375%, 8/01/34 (Pre-refunded 8/01/13)	8/13 at 100.00	BBB+ (4)	137,099

2,000	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Series 2008A, 5.375%, 1/01/28	1/19 at 100.00	AA–	2,374,780
7,990	Total South Carolina			8,743,778

80	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	South Dakota – 0.8%

$2,500	Rapid City, South Dakota, Airport Customer Facility Charge Revenue Bonds, Recovery Zone Facility Bond Series 2010B, 7.000%, 12/01/30	12/20 at 102.00	N/R	$2,908,850

1,000	Rapid City, South Dakota, Airport Revenue Refunding Bonds, Passenger Facility Charge Supported, Series 2011A, 7.000%, 12/01/35	12/19 at 100.00	Baa2	1,149,370

2,255	Rapid City, South Dakota, Sales Tax Revenue Bonds, Series 2013, 4.000%, 6/01/28	No Opt. Call	Aa3	2,420,111

1,400	South Dakota Economic Development Finance Authority, Economic Development Revenue Bonds, Davis Family Sodak, LLC Wastewater Project, Pooled Loan Program, Series 2004A, 6.000%, 4/01/29 (Alternative Minimum Tax)	4/14 at 100.00	A+	1,459,108

2,000	South Dakota Economic Development Finance Authority, Economic Development Revenue Bonds, Spearfish Products Project, Pooled Loan Program, Series 2008A, 5.875%, 4/01/28 (Alternative Minimum Tax)	4/16 at 100.00	A+	2,228,480

1,850	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Avera Health, Series 2012A, 5.000%, 7/01/42	7/21 at 100.00	A+	2,016,093

6,750	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Vocational Education Program, Series 2008, 5.500%, 8/01/38 – AGC Insured	8/18 at 100.00	AA	7,746,705

750	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Westhills Village Retirement Community Project, Series 2006, 5.000%, 9/01/31	9/14 at 100.00	A	758,798

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Westhills Village Retirement Community, Series 2012:
330	4.000%, 9/01/24	9/20 at 100.00	A	347,827
1,500	5.000%, 9/01/32	9/20 at 100.00	A	1,594,965
20,335	Total South Dakota			22,630,307
	Tennessee – 0.9%

3,550	Blount County Public Building Authority, Tennessee, Local Government Public Improvement Loan Bonds, Washington County, Series 2007B-12-A, 4.375%, 6/01/35 – SYNCORA GTY Insured	6/19 at 100.00	Aa2	3,848,378

	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2008D:
500	6.000%, 10/01/23	10/18 at 100.00	AA–	607,715
1,500	6.125%, 10/01/28	10/18 at 100.00	AA–	1,792,215

3,000	Claiborne County, Tennessee, Industrial Development Board, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2009, 6.625%, 10/01/39	10/19 at 100.00	N/R	3,446,430

1,000	Clarksville Natural Gas Acquisition Corporation, Tennessee, Natural Gas Revenue Bonds, Series 2006, 5.000%, 12/15/17 – SYNCORA GTY Insured	No Opt. Call	A	1,150,350

	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A:
720	5.000%, 7/01/16	No Opt. Call	BBB+	799,474
755	5.000%, 7/01/17	7/16 at 100.00	BBB+	834,011
4,680	5.500%, 7/01/36	7/16 at 100.00	BBB+	4,951,768

135	Memphis Health, Educational and Housing Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Goodwill Village Apartments, Series 2010A, 5.500%, 12/01/30	12/20 at 100.00	A–	143,055

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012:
1,440	5.000%, 11/01/26	11/21 at 100.00	BBB+	1,631,621
1,000	5.000%, 11/01/27	11/21 at 100.00	BBB+	1,123,430
250	5.000%, 11/01/28	11/21 at 100.00	BBB+	279,615
255	5.000%, 11/01/29	11/21 at 100.00	BBB+	283,019
245	5.000%, 11/01/30	11/21 at 100.00	BBB+	270,215
705	5.000%, 11/01/31	11/21 at 100.00	BBB+	773,223

Nuveen Investments	81

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tennessee (continued)

$1,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University, Series 2009A, 5.000%, 10/01/39	10/19 at 100.00	AA+	$1,139,450

800	Shelby County, Tennessee, General Obligation Public Improvement and School Bonds, Refunding Series 2009A, 5.000%, 4/01/20	4/19 at 100.00	AA+	975,504

200	Shelby County, Tennessee, General Obligation Public Improvement and School Bonds, Refunding Series 2009A, 5.000%, 4/01/20 (Pre-refunded 4/01/19)	4/19 at 100.00	Aa1 (4)	246,910

2,000	South Blount County Utility District, Tennessee, Waterworks Revenue Bonds, Improvement and Refunding Series 2009, 5.250%, 12/01/39 – AGM Insured	12/19 at 100.00	AA–	2,309,060

1,000	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007, 5.500%, 11/01/37 (6)	11/17 at 100.00	N/R	2,490

1,000	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/21	No Opt. Call	A	1,170,870
25,735	Total Tennessee			27,778,803
	Texas – 9.4%

5,280	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Series 2010, 5.500%, 8/15/49 – AGM Insured	8/19 at 100.00	AA–	5,930,338

1,385	Board of Regents of the Texas Tech University System, Revenue Financing System Refunding and Improvement Bonds, Fourteenth Series 2012A, 5.000%, 8/15/37	8/21 at 100.00	AA+	1,595,174

3,635	Brazos County Health Facilities Development Corporation, Texas, Franciscan Services Corporation Obligated Group-St Joseph Regional, Revenue Bonds, Series 2008, 5.000%, 1/01/23	7/18 at 100.00	A–	3,988,795

2,315	Brownsville, Texas, Utility System Revenue Bonds, Refunding Series 2008, 5.000%, 9/01/27 – AGM Insured	No Opt. Call	AA–	2,631,113

3,500	Bryan, Brazos County, Texas, Electric System Revenue Bonds, Refunding Series 2010, 5.000%, 7/01/19	7/17 at 100.00	A+	4,011,630

1,745	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2010, 5.750%, 1/01/25	1/20 at 100.00	Baa2	2,074,805

3,400	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%, 1/01/46	1/21 at 100.00	Baa2	4,026,484

	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2012:
2,745	5.000%, 8/15/32	8/22 at 100.00	BBB	3,025,319
2,750	5.000%, 8/15/42	8/22 at 100.00	BBB	2,979,268

2,100	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Tejano Center for Community Concerns, Inc.-Raul Yzaguirre School for Success, Refunding Series 2009A, 8.750%, 2/15/28	2/18 at 100.00	BBB–	2,425,332

	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2011C:
3,500	5.000%, 11/01/24	11/20 at 100.00	A+	4,109,140
1,500	5.000%, 11/01/25	11/20 at 100.00	A+	1,748,580

	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012B:
1,775	5.000%, 11/01/18	No Opt. Call	A+	2,128,048
4,355	5.000%, 11/01/35	11/20 at 100.00	A+	4,829,739

1,460	Danbury Higher Education Authority Inc., Texas, Golden Rule Charter School Revenue Bonds, Series 2008A, 6.500%, 8/15/38	2/18 at 100.00	BB+	1,514,400

2,700	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc. Project, Series 2012A. RMKT, 4.750%, 5/01/38	11/22 at 100.00	Baa3	2,737,125

4,425	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc. Project, Series 2012B, 4.750%, 11/01/42	11/22 at 100.00	Baa3	4,468,852

82	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)

$500	Fort Bend Independent School District, Fort Bend County, Texas, General Obligation Bonds, Refunding Series 1994, 5.000%, 2/15/14 (ETM)	No Opt. Call	AAA	$518,955

6,500	Gregg County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Series 2012C, 5.000%, 7/01/32	7/22 at 100.00	BBB+	6,925,100

1,075	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (Alternative Minimum Tax)	10/22 at 100.00	BB+	1,116,345

1,030	Harris County Cultural Education Facilities Finance Corporation, Texas, Medical Facilities Revenue Refunding Bonds, Baylor College of Medicine, Series 2012A, 4.000%, 11/15/32	11/22 at 100.00	A–	1,060,066

3,045	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Young Men’s Christian Association of the Greater Houston Area, Series 2013A, 5.000%, 6/01/33	6/23 at 100.00	Baa3	3,312,716

2,000	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2008B, 7.250%, 12/01/35 (Pre-refunded 12/01/18)	12/18 at 100.00	A+ (4)	2,678,180

5,000	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 – NPFG Insured	2/17 at 100.00	A	5,356,300

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Senior Lien Series 2001G:
5,000	5.250%, 11/15/21 – NPFG Insured	7/13 at 100.00	A	5,049,850
6,500	5.250%, 11/15/22 – NPFG Insured	7/13 at 100.00	A	6,556,680
7,800	5.250%, 11/15/30 – NPFG Insured	7/13 at 100.00	A	7,848,594
2,500	5.375%, 11/15/41 – NPFG Insured	7/13 at 100.00	A	2,505,350

3,000	Harrison County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2010, 5.250%, 7/01/28	7/20 at 100.00	BBB+	3,333,210

7,560	Houston Community College System, Texas, General Obligation Bonds, Refunding Series 2011, 5.000%, 2/15/22	2/21 at 100.00	AA+	9,392,015

1,955	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011A, 5.250%, 9/01/28	9/21 at 100.00	A2	2,180,216

1,250	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2011A, 5.000%, 7/01/25 (Alternative Minimum Tax)	7/21 at 100.00	A+	1,445,088

1,500	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2012B, 5.000%, 7/01/32	7/22 at 100.00	A+	1,722,675

2,635	Humble Independent School District, Harris County, Texas, General Obligation Bonds, Series 2008A, 5.250%, 2/15/22 – AGC Insured	2/18 at 100.00	Aa2	3,103,898

10,720	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company – Love Field Modernization Program Project, Series 2012, 5.000%, 11/01/28 (Alternative Minimum Tax)	11/22 at 100.00	BBB–	11,755,981

	Lubbock Educational Facilities Authority, Texas, Revenue Bonds, Lubbock Christian University, Refunding & Improvement Series 2007:
1,000	5.125%, 11/01/27	11/17 at 100.00	BBB	1,074,840
2,500	5.250%, 11/01/37	11/17 at 100.00	BBB	2,662,025

1,190	Mansfield, Texas, General Obligation Bonds, Series 2004A, 5.250%, 2/15/25 (Pre-refunded 2/15/14) – AMBAC Insured	2/14 at 100.00	AA (4)	1,237,362

1,000	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2008, 6.000%, 8/01/20 (Mandatory put 8/01/13)	No Opt. Call	BBB	1,012,350

1,780	North Fort Bend Water Authority, Texas, Water System Revenue Bonds, Series 2011, 5.000%, 12/15/36 – AGM Insured	12/21 at 100.00	AA–	1,984,949

10,000	North Texas Municipal Water District, Water System Revenue Bonds, Refunding & Improvement Series 2012, 5.000%, 9/01/26	3/22 at 100.00	AAA	12,113,400

Nuveen Investments	83

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)

$4,500	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Variable Rate Demand Series 2008-E3, 5.750%, 1/01/38 (Mandatory put 1/01/16)	No Opt. Call	A2	$5,090,310

2,000	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008, 5.750%, 1/01/33 (UB) (5)	1/18 at 100.00	A3	2,252,280

	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series 2011D:
10,000	5.250%, 9/01/27	9/21 at 100.00	AA	12,075,500
4,000	5.000%, 9/01/32	9/21 at 100.00	AA	4,632,360

	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A:
2,000	5.500%, 9/01/41	9/21 at 100.00	AA	2,381,720
10,880	0.000%, 9/01/45	9/31 at 100.00	AA	9,192,077

8,000	North Texas Tollway Authority, System First Tier Revenue Refunding Bonds, Series 2012C, 1.950%, 1/01/38 (Mandatory put 1/01/19)	No Opt. Call	A2	8,241,120

3,000	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A, 6.000%, 1/01/28	1/19 at 100.00	A2	3,540,390

2,000	Port of Houston Authority, Harris County, Texas, General Obligation Bonds, Series 2010D-1, 5.000%, 10/01/30	10/20 at 100.00	AAA	2,394,240

1,000	Richardson Hospital Authority, Texas, Revenue Bonds, Richardson Regional Medical Center, Series 2004, 6.000%, 12/01/34	12/13 at 100.00	A+	1,017,530

525	SA Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds, Series 2007, 5.500%, 8/01/27	No Opt. Call	A	631,019

10,000	San Antonio, Texas, Electric and Gas Revenue Bonds, Refunding Series 2009A, 5.250%, 2/01/25	2/19 at 100.00	Aa1	12,055,400

4,000	San Antonio, Texas, Electric and Gas Revenue Bonds, Series 2008, 5.000%, 2/01/25	2/18 at 100.00	Aa1	4,669,160

	San Marcos, Texas, General Obligation Bonds, Series 2008:
1,000	5.000%, 8/15/25 – AGM Insured	8/17 at 100.00	Aa2	1,141,980
1,000	5.000%, 8/15/27 – AGM Insured	8/17 at 100.00	Aa2	1,129,590

1,000	San Marcos, Texas, Waterworks and Wastewater System Revenue Bonds, Series 2008, 5.000%, 8/15/26 – AGM Insured	8/17 at 100.00	Aa2	1,129,100

9,030	Southwest Higher Education Authority Inc, Texas, Revenue Bonds, Southern Methodist University, Series 2009, 5.000%, 10/01/36	10/19 at 100.00	AA–	10,335,106

1,600	Tarrant County Cultural and Educational Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Northwest Senior Housing-Edgemere Project, Series 2006A, 6.000%, 11/15/26	11/16 at 100.00	N/R	1,724,384

940	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	AA–	1,080,558

790	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 5.625%, 12/15/17	No Opt. Call	A–	885,077

5,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/32	No Opt. Call	A3	5,361,350

7,800	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.000%, 6/30/40	6/20 at 100.00	Baa3	9,566,622

845	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	1,018,233

1,000	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Idea Public School Project, Series 2007A, 5.000%, 8/15/37 – ACA Insured	8/17 at 100.00	BBB	1,043,430

1,750	Texas State, General Obligation Bonds, Water Financial Assistance, Tender Option Bond Trust 3479, 17.540%, 2/01/17 (IF)	No Opt. Call	Aaa	2,926,770

84	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)

$20,000	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/17 – AMBAC Insured	No Opt. Call	A–	$18,560,400

	Travis County Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, Querencia Barton Creek, Series 2005:
1,300	5.500%, 11/15/25	11/15 at 100.00	N/R	1,353,677
4,100	5.650%, 11/15/35	11/15 at 100.00	N/R	4,233,414

750	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.000%, 11/01/30	11/20 at 100.00	BB+	901,058

2,000	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007, 5.000%, 7/01/33	7/17 at 100.00	Baa1	2,134,160

500	Uptown Development Authority, Houston, Texas, Tax Increment Revenue Bonds, Infrastructure Improvement Facilities, Series 2009, 5.250%, 9/01/24	9/19 at 100.00	BBB	560,475
257,920	Total Texas			283,428,777
	Utah – 0.6%

	Utah State Charter School Finance Authority Charter School Revenue Bonds, Vista at Entrada School of Performing Arts and Technology) Series 2012:
950	5.600%, 7/15/22	No Opt. Call	BB+	1,005,955
850	6.300%, 7/15/32	7/22 at 100.00	BB+	903,329

1,000	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Navigator Pointe Academy Project, Series 2010A, 5.625%, 7/15/40	7/20 at 100.00	BBB	1,073,620

	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Noah Webster Academy, Series 2008A:
485	6.250%, 6/15/28	6/17 at 100.00	N/R	494,108
950	6.500%, 6/15/38	6/17 at 100.00	N/R	968,430

1,250	Utah State Charter School Finance Authority, Charter School Revenue Bonds, North Davis Preparatory Academy, Series 2010, 6.250%, 7/15/30	7/20 at 100.00	BBB–	1,366,400

1,135	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High School, Series 2010A, 6.375%, 7/15/40	7/20 at 100.00	BBB–	1,225,879

	Utah State Charter School Finance Authority, Revenue Bonds, George Washington Academy Project, Series 2011A:
2,135	7.750%, 7/15/31	7/21 at 100.00	BB+	2,446,368
3,520	8.000%, 7/15/41	7/21 at 100.00	BB+	4,084,502

6,830	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 6/15/29 – NPFG Insured	6/17 at 55.29	A1	3,304,559
19,105	Total Utah			16,873,150
	Vermont – 0.1%

1,000	Vermont Economic Development Authority, Mortgage Revenue Bonds, Wake Robin Corporation Project, Refunding Series 2006A, 5.250%, 5/01/26	5/16 at 100.00	N/R	1,027,340

	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Vermont Law School Project, Series 2011A:
1,815	6.125%, 1/01/28	1/21 at 100.00	Baa2	2,105,146
1,000	6.250%, 1/01/33	1/21 at 100.00	Baa2	1,147,280
3,815	Total Vermont			4,279,766
	Virgin Islands – 0.1%

500	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2009A, 6.000%, 10/01/39	10/19 at 100.00	Baa3	554,760

2,480	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB	2,917,125
2,980	Total Virgin Islands			3,471,885

Nuveen Investments	85

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Virginia – 1.2%

$845	Arlington County Industrial Development Authority, Virginia, Multifamily Housing Mortgage Revenue Bonds, Berkeley Apartments, Series 2000, 5.850%, 12/01/20 (Alternative Minimum Tax)	11/13 at 100.00	AA+	$847,366

	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Series 2012A:
1,000	4.000%, 7/15/20	No Opt. Call	BBB	1,107,280
900	5.000%, 7/15/21	No Opt. Call	BBB	1,063,071
930	5.000%, 7/15/22	No Opt. Call	BBB	1,105,891
1,720	4.000%, 7/15/24	7/22 at 100.00	BBB	1,869,176

4,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	B2	3,386,520

1,000	Virginia Small Business Financing Authority, Revenue Bonds Hampton Roads Proton Beam Therapy Institute at Hampton University, LLC Project, Series 2009, 9.000%, 7/01/39	7/14 at 102.00	N/R	1,076,350

7,000	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 7/01/34 (Alternative Minimum Tax)	1/22 at 100.00	BBB–	7,325,290

	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
3,515	5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	3,877,678
11,490	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	12,543,173
32,400	Total Virginia			34,201,795
	Washington – 2.5%

6,220	Clark County Public Utility District 1, Washington, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 1/01/31	1/21 at 100.00	A+	7,064,987

175	Franklin County Public Utility District 1, Washington, Electric Revenue Refunding Bonds, Series 2002, 5.625%, 9/01/20 – NPFG Insured	7/13 at 100.00	Aa3	175,753

960	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Tender Option Bond Trust 2009-14A&B, 19.940%, 6/01/34 (IF) (5)	6/19 at 100.00	AA	1,461,811

2,450	King County Public Hospital District 4, Washington, General Obligation Bonds, Snoqualmie Valley Hospital, Refunding Improvement Series 2011, 7.000%, 12/01/40	12/21 at 100.00	N/R	2,695,147

	King County, Washington, General Obligation Sewer Bonds, Series 2005:
5,115	5.000%, 1/01/35 (Pre-refunded 1/01/15) – FGIC Insured	1/15 at 100.00	Aa1 (4)	5,514,584
1,885	5.000%, 1/01/35 (Pre-refunded 1/01/15) – FGIC Insured	1/15 at 100.00	AAA	2,030,277

2,335	King County, Washington, Sewer Revenue Bonds, Tender Option Bond Trust 3090, 13.406%, 7/01/32 – AGM Insured (IF) (5)	7/17 at 100.00	AA+	3,238,995

1,540	Ocean Shores, Washington, Local Improvement District 2007-01 Bonds, 2011, 7.250%, 2/01/31	No Opt. Call	BBB+	1,991,174

5,000	Seattle, Washington, Municipal Light and Power Revenue Bonds, Refunding & Improvement Series 2012A, 5.000%, 6/01/22	No Opt. Call	Aa2	6,357,250

2,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	2,245,700

3,535	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.250%, 12/01/30	12/20 at 100.00	Baa3	3,810,765

	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2012:
2,775	5.000%, 12/01/27	12/21 at 100.00	Baa3	2,982,542
1,745	5.000%, 12/01/32	12/21 at 100.00	Baa3	1,838,916
2,435	5.000%, 12/01/42	12/21 at 100.00	Baa3	2,537,562

2,315	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Tender Option Bond Trust 3295, 17.675%, 4/01/20 (IF) (5)	No Opt. Call	AA	3,385,433

86	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Washington (continued)

$1,000	Washington Higher Education Facilities Authority Revenue Bonds, Whitworth University Project, Series 2012, 5.000%, 10/01/27	4/22 at 100.00	Baa1	$1,113,230

600	Washington Public Power Supply System, Revenue Refunding Bonds, Nuclear Project 3, Series 1989B, 7.125%, 7/01/16	No Opt. Call	Aa1	724,938

	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009:
2,000	6.250%, 7/01/24	7/19 at 100.00	Baa3	2,295,540
2,000	7.000%, 7/01/39	7/19 at 100.00	Baa3	2,319,680

3,000	Washington State Higher Education Facilities Authority, Revenue Bonds, Whitworth University, Series 2009, 5.375%, 10/01/29	10/19 at 100.00	Baa1	3,330,810

	Washington State Housing Finance Commission, Non-Profit Revenue Bonds, Emerald Heights Project, Refunding 2013:
1,100	5.000%, 7/01/28	7/23 at 100.00	A–	1,245,651
1,150	5.000%, 7/01/33	7/23 at 100.00	A–	1,286,551

2,340	Washington State Housing Finance Commission, Revenue Bonds, Riverview Retirement Community Refunding, Series 2012, 5.000%, 1/01/48	No Opt. Call	BBB–	2,357,690

	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002:
2,965	6.500%, 6/01/26	6/13 at 100.00	A3	3,024,241
660	6.625%, 6/01/32	6/13 at 100.00	Baa1	673,187

5,000	Washington State, Federal Highway Grant Anticipation Revenue Bonds, Garvee – SR 520 Corridor Program, Series 2012F, 5.000%, 9/01/24	9/22 at 100.00	AA	6,166,850

3,335	Washington State, General Obligation Bonds, Tender Option Bond Trust 1121, 13.445%, 7/01/14 – AGM Insured (IF)	No Opt. Call	AA+	4,763,481
65,635	Total Washington			76,632,745
	West Virginia – 0.1%

500	Ohio County Commission, West Virginia, Tax Increment Revenue Bonds, Fort Henry Centre Financing District, Series 2007A, 5.850%, 6/01/34	6/17 at 100.00	N/R	528,735

1,000	West Virginia Hospital Finance Authority , Hospital Revenue Bonds, Charleston Area Medical Center, Series 2009A, 5.625%, 9/01/32	9/19 at 100.00	A3	1,123,700

1,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc., Series 2008, 6.500%, 10/01/28	10/18 at 100.00	N/R	1,069,410
2,500	Total West Virginia			2,721,845
	Wisconsin – 3.0%

2,760	Manitowoc, Wisconsin, Power System Revenue Bonds, Series 2004, 5.000%, 10/01/23 – FGIC Insured	10/14 at 100.00	A1	2,925,490

3,665	Milwaukee County, Wisconsin, Airport Revenue Bonds, Series 2006A, 5.000%, 12/01/31 – NPFG Insured (Alternative Minimum Tax)	12/16 at 100.00	A1	4,034,139

5,000	Oneida Tribe of Indians of Wisconsin, Retail Sales Revenue Bonds, Series 2010, 144A, 6.500%, 2/01/31	2/19 at 102.00	AA–	5,742,450

	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, Cottonwood Classical Preparatory School in Albuquerque, New Mexico, Series 2012A:
1,610	6.000%, 12/01/32	No Opt. Call	N/R	1,616,875
5,000	6.250%, 12/01/42	No Opt. Call	N/R	5,042,650

	Public Finance Authority, Wisconsin, Charter School Revenue Bonds, Voyager Foundation Inc. of North Carolina, Series 2012A:
395	5.500%, 10/01/22	No Opt. Call	N/R	407,877
375	6.000%, 10/01/32	10/22 at 100.00	N/R	387,506

2,000	Superior, Wisconsin, Limited Obligation Revenue Refunding Bonds, Midwest Energy Resources Company, Series 1991E, 6.900%, 8/01/21 – FGIC Insured	No Opt. Call	A1	2,673,740

Nuveen Investments	87

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)

$1,930	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.250%, 4/15/24	4/20 at 100.00	A	$2,215,293

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beaver Dam Community Hospitals Inc., Series 2004A, 6.750%, 8/15/34	8/14 at 100.00	N/R	2,048,100

1,225	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A, 6.125%, 6/01/39	6/20 at 100.00	Baa2	1,401,731

3,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Fort Healthcare Inc., Series 2004, 5.750%, 5/01/29	5/14 at 100.00	BBB+	3,122,490

13,940	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	15,577,253

1,490	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Howard Young Health Care, Inc., Refunding Series 2012, 5.000%, 8/15/27	8/22 at 100.00	BBB+	1,640,132

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B:
1,000	4.250%, 2/15/32	2/22 at 100.00	A–	1,031,430
1,485	5.000%, 2/15/40	2/22 at 100.00	A–	1,610,690

20,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/32	6/22 at 100.00	A2	22,308,800

7,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C, 5.000%, 8/15/32	8/22 at 100.00	A+	7,823,480

595	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Series 2009, 6.625%, 2/15/39	2/19 at 100.00	A+	697,286

1,800	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Series 2009, 6.625%, 2/15/32 (Pre-refunded 2/18/14)	2/14 at 100.00	A+ (4)	1,890,504

2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Health, Tender Option Bond Trust 2113, 14.172%, 8/15/33 (IF)	8/13 at 100.00	A–	2,598,600

2,535	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/30	8/16 at 100.00	A–	2,684,159

1,765	Wisconsin Public Power Incorporated System, Power Supply System Revenue Bonds, Series 2005A, 5.000%, 7/01/30 – AMBAC Insured	7/15 at 100.00	A1	1,910,771
83,070	Total Wisconsin			91,391,446
	Wyoming – 0.8%

2,000	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power Cooperative – Dry Fork Station Facilities, Series 2009A, 5.750%, 7/15/39	7/19 at 100.00	A1	2,290,440

2,000	Laramie County, Wyoming, Hospital Revenue Bonds, Cheyenne Regional Medical Center Project, Series 2012, 5.000%, 5/01/37	5/21 at 100.00	A+	2,202,680

4,500	Natrona County, Wyoming, Hospital Revenue Bonds, Wyoming Medical Center Project, Series 2011, 6.350%, 9/15/31	3/21 at 100.00	A3	5,323,185

1,000	Sweetwater County, Wyoming, Pollution Control Revenue Refunding Bonds, Idaho Power Company Project, Series 2006, 5.250%, 7/15/26	8/19 at 100.00	A2	1,134,240

	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St. John’s Medical Center Project, Series 2011B:
800	5.500%, 12/01/27	12/21 at 100.00	BBB	926,528
2,500	6.000%, 12/01/36	12/21 at 100.00	BBB	2,963,025

3,650	West Park Hospital District, Wyoming, Hospital Revenue Bonds, Series 2011A, 7.000%, 6/01/40	6/21 at 100.00	BBB	4,404,200

	Wyoming Community Development Authority, Housing Revenue Bonds, 2013 Series 1:
700	1.875%, 12/01/17 (Alternative Minimum Tax)	No Opt. Call	AA+	705,810
1,330	2.050%, 12/01/18 (Alternative Minimum Tax)	No Opt. Call	AA+	1,340,746
1,185	2.400%, 12/01/19 (Alternative Minimum Tax)	No Opt. Call	AA+	1,199,386

88	Nuveen Investments

Principal Amount (000)	Description (1)		Optional Call Provisions (2)	Ratings (3)	Value
	Wyoming (continued)
$865	2.700%, 12/01/20 (Alternative Minimum Tax)		No Opt. Call	AA+	$874,429
1,475	2.900%, 12/01/21 (Alternative Minimum Tax)		No Opt. Call	AA+	1,486,918
505	3.150%, 12/01/22 (Alternative Minimum Tax)		No Opt. Call	AA+	511,474
22,510	Total Wyoming				25,363,061
$2,825,242	Total Municipal Bonds (cost $2,703,067,406)				2,968,571,504

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0%

	Transportation – 0.0%

$126	Las Vegas Monorail Company, Senior Interest Bonds (9), (10)	5.500%	7/15/19	N/R	$31,493

37	Las Vegas Monorail Company, Senior Interest Bonds (9), (10)	3.000%	7/15/55	N/R	7,373
$163	Total Corporate Bonds (cost $3,097)				38,866
	Total Investments (cost $2,703,070,503) – 98.5%				2,968,610,370
	Floating Rate Obligations – (0.6)%				(18,520,000)
	Other Assets Less Liabilities – 2.1%				63,124,453
	Net Assets – 100%				$3,013,214,823

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(6)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)	On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.750% to 2.300%.

(8)	On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.875% to 2.350%.

(9)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors/Trustees. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(10)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an interest rate of 5.500% maturing on July 15, 2019 and the second with an interest rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

N/R	Not rated.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

Nuveen Investments	89

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	MUNICIPAL BONDS – 99.7%

	National – 0.5%

$19,725	MuniMae Tax-Exempt Bond Subsidiary Redeemable Preferred Shares, Multifamily Housing Pool, Series 2013A-5, 5.000%, 1/31/28 (Mandatory put 1/31/18) (Alternative Minimum Tax)	1/18 at 100.00	Ba1	$19,739,991

17,000	MuniMae Tax-Exempt Bond Subsidiary Redeemable Preferred Shares, Multifamily Housing Pool, Series 2000B, 5.750%, 6/30/50 (Mandatory put 9/30/19) (Alternative Minimum Tax)	11/13 at 100.00	Ba2	17,004,080

5,000	MuniMae Tax-Exempt Bond Subsidiary Redeemable Preferred Shares, Multifamily Housing Pool, Series 2005A-4, 5.125%, 6/30/50 (Mandatory put 9/30/15) (Alternative Minimum Tax)	No Opt. Call	Ba1	4,949,950

3,000	MuniMae Tax-Exempt Bond Subsidiary Redeemable Preferred Shares, Multifamily Housing Pool, Series 2004A-2, 4.900%, 7/31/49 (Mandatory put 9/30/14) (Alternative Minimum Tax)	9/14 at 100.00	Ba1	2,969,970
44,725	Total National			44,663,991
	Alabama – 2.0%

16,000	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds, Green Mountain Management LLC Project, Series 2010, 8.750%, 8/01/30	8/20 at 100.00	N/R	16,304,640

7,010	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City Fiber Co. Project, Series 1993, 6.450%, 12/01/23 (Alternative Minimum Tax)	7/13 at 100.00	B2	7,045,611

3,005	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City Fiber Co. Project, Series 1994, 6.450%, 12/01/23 (Alternative Minimum Tax)	7/13 at 100.00	B2	3,020,265

15,055	Bessemer, Alabama, General Obligation Warrants, Series 2007, 6.500%, 2/01/37	2/17 at 102.00	N/R	13,937,317

4,000	Fairfield Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, US Steel Corporation Project, Series 2011, 5.375%, 6/01/15	No Opt. Call	BB	4,126,280

	Jefferson County Public Building Authority, Alabama, Lease Revenue Warrants, Series 2006:
3,425	5.125%, 4/01/17 – AMBAC Insured	4/16 at 100.00	Ca	3,232,652
1,900	5.125%, 4/01/19 – AMBAC Insured	4/16 at 100.00	Ca	1,718,094
140	5.125%, 4/01/20 – AMBAC Insured	4/16 at 100.00	Ca	124,488
2,540	5.125%, 4/01/21 – AMBAC Insured	4/16 at 100.00	Ca	2,232,889
2,275	5.000%, 4/01/26 – AMBAC Insured	4/16 at 100.00	Ca	1,908,156

	Jefferson County, Alabama, General Obligation Refunding Warrants, Series 2003A:
4,100	5.000%, 4/01/22 – NPFG Insured	7/13 at 100.00	Baa2	4,044,486
10,900	5.000%, 4/01/23 – NPFG Insured	7/13 at 100.00	Baa2	10,760,480

	Jefferson County, Alabama, General Obligation Warrants, Series 2004A:
655	5.000%, 4/01/21 – NPFG Insured	4/14 at 100.00	Baa2	642,601
1,500	5.000%, 4/01/22 – NPFG Insured	4/14 at 100.00	Baa2	1,472,340
1,000	5.000%, 4/01/23 – NPFG Insured	4/14 at 100.00	Baa2	981,950
7,990	5.000%, 4/01/24 – NPFG Insured	4/14 at 100.00	A	7,849,296

	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A:
5,950	5.250%, 1/01/14	No Opt. Call	B	5,955,950
3,275	5.250%, 1/01/15	1/14 at 100.00	B	3,277,620
5,300	5.250%, 1/01/16	1/14 at 100.00	B	5,303,551
14,725	5.250%, 1/01/17	1/14 at 100.00	B	14,730,007
4,300	5.250%, 1/01/19	1/14 at 100.00	B	4,300,645
5,355	5.500%, 1/01/22	1/14 at 100.00	B	5,363,782
3,785	5.250%, 1/01/23	1/14 at 100.00	B	3,785,076
5,440	5.000%, 1/01/24	1/14 at 100.00	B	5,336,096
695	4.750%, 1/01/25	1/14 at 100.00	B	665,796

90	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Alabama (continued)
$655	4.750%, 1/01/25 – AMBAC Insured	1/14 at 100.00	B	$627,477
765	4.750%, 1/01/25 – AGM Insured	1/14 at 100.00	AA–	769,108

1,925	Jefferson County, Alabama, Limited Obligation School Warrants, Series 2005A-1, 0.563%, 1/01/27	7/13 at 100.00	B	1,549,625

2,625	Jefferson County, Alabama, Limited Obligation School Warrants, Series 2005A-2, 0.555%, 1/01/27 – AMBAC Insured	9/13 at 100.00	B	2,113,125

2,175	Jefferson County, Alabama, Limited Obligation School Warrants, Series 2005A-3, 0.560%, 1/01/27 – AMBAC Insured	9/13 at 100.00	B	1,750,875

700	Jefferson County, Alabama, Limited Obligation School Warrants, Series 2005A-4, 0.556%, 1/01/27	6/13 at 100.00	B	563,500

	Jefferson County, Alabama, Sewer Revenue Refunding Warrants, Series 1997A:
2,065	5.625%, 2/01/22 – FGIC Insured (4)	7/13 at 100.00	Ca	1,603,493
5,835	5.375%, 2/01/27 – FGIC Insured (4)	7/13 at 100.00	Ca	4,349,409

300	Jefferson County, Alabama, Sewer Revenue Refunding Warrants, Series 2003B, 5.250%, 2/01/16 – AGM Insured	5/13 at 100.00	AA–	301,041

14,025	Jefferson County, Alabama, Sewer Revenue Warrants, Refunding Series 2003C-10, 0.000%, 2/01/42 – AGM Insured (4)	6/13 at 100.00	AA–	10,518,750

20,275	Jefferson County, Alabama, Sewer Revenue Warrants, Refunding Series 2003C-9, 0.000%, 2/01/42 – AGM Insured (4)	7/13 at 100.00	AA–	15,206,250

3,525	Jefferson County, Alabama, Sewer Revenue Warrants, Series 2003C-2, 0.548%, 2/01/42 – FGIC Insured	No Opt. Call	Ca	2,538,000

5,000	Jefferson County, Alabama, Sewer Revenue Warrants, Series 2003C-5, 0.180%, 2/01/42 – FGIC Insured	No Opt. Call	Ca	3,600,000

	Rainbow City Special Healthcare Facilities Financing Authority, Alabama, First Mortgage Revenue Bonds, Regency Pointe, Series 2001A:
10	7.650%, 1/01/06 (4)	No Opt. Call	N/R	4,451
2,365	8.125%, 1/01/21 (4)	7/13 at 100.00	N/R	1,052,567
1,420	8.250%, 1/01/31 (4)	7/13 at 100.00	N/R	631,985

2,630	Rainbow City Special Healthcare Facilities Financing Authority, Alabama, First Mortgage Revenue Bonds, Regency Pointe, Series 2001B, 7.250%, 1/01/06 (4)	No Opt. Call	N/R	1,170,508

	Sylacauga Health Care Authority, Alabama, Revenue Bonds, Coosa Valley Medical Center, Series 2005A:
2,000	6.000%, 8/01/25	8/15 at 100.00	N/R	2,050,500
7,045	6.000%, 8/01/35	8/15 at 100.00	N/R	7,152,225
205,660	Total Alabama			185,672,957
	Arizona – 4.1%

3,825	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30	3/22 at 100.00	BBB	3,989,169

	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Tender Option Bond Trust 3256:
5,000	13.858%, 1/01/20 (IF)	No Opt. Call	AA–	5,123,000
4,250	19.392%, 7/01/27 (IF) (5)	1/18 at 100.00	AA–	6,235,770

1,750	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Tender Option Bond Trust 4695, 18.529%, 1/01/31 (IF) (5)	1/18 at 100.00	AA–	2,497,110

6,605	Arizona Health Facilities Authority, Hospital Revenue Bonds, Phoenix Children’s Hospital, Series 2013D, 5.000%, 2/01/43	2/23 at 100.00	BBB+	7,081,221

17,920	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A, 5.000%, 2/01/42	2/22 at 100.00	BBB+	19,306,829

	Downtown Phoenix Hotel Corporation, Arizona, Senior Revenue Bonds, Series 2005A:
775	5.250%, 7/01/23 – FGIC Insured	1/16 at 100.00	BB+	805,225

Nuveen Investments	91

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arizona (continued)
$4,050	5.250%, 7/01/26 – FGIC Insured	1/16 at 100.00	BB+	$4,187,133
39,260	5.000%, 7/01/36 – FGIC Insured	1/16 at 100.00	BB+	39,790,403
13,505	5.000%, 7/01/40 – FGIC Insured	1/16 at 100.00	BB+	13,684,481

561	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment Lien Bonds, Series 2001A, 7.875%, 7/01/25	7/13 at 100.00	N/R	562,172

3,250	Florence Town Inc., Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional School Project – Queen Creek and Casa Grande Campuses, Series 2013, 6.000%, 7/01/43	7/23 at 100.00	BB	3,329,203

20,000	Maricopa County Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds, Privado Park Apartments Project, Series 2006A, 5.750%, 11/01/46 (Mandatory put 11/01/15) (Alternative Minimum Tax) (4)	7/13 at 100.00	N/R	15,997,000

6,720	Maricopa County Industrial Development Authority, Arizona, Senior Living Facility Revenue Bonds, Christian Care Mesa II Inc., Series 2004A, 6.625%, 1/01/34 (Alternative Minimum Tax)	1/14 at 100.00	CC	5,332,790

420	Parkway Community Facilities District 1, Prescott Valley, Arizona, General Obligation Bonds, Series 2006, 5.300%, 7/15/25	7/16 at 100.00	N/R	411,835

500	Phoenix Industrial Development Authority, Arizona, Airport Facilities Refunding Bonds, America West Airlines, Inc. Project, Series 1998, 6.300%, 4/01/23 (WI/DD, Settling 5/01/13) (Alternative Minimum Tax)	10/13 at 100.00	Caa2	501,905

13,165	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, fbo Brighter Choice Foundation Charter Middle Schools Project, Albany, New York, Series 2012, 7.500%, 7/01/42	7/22 at 100.00	BB–	13,922,251

5,365	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona School for the Arts, Series 2011A, 7.750%, 7/01/41	7/21 at 100.00	N/R	5,954,560

	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Painted Rock Academy Charter School Project, Series 2012A:
2,410	7.250%, 7/01/32	7/20 at 100.00	N/R	2,549,394
3,725	7.500%, 7/01/42	7/20 at 100.00	N/R	3,954,982

	Phoenix Industrial Development Authority, Arizona, Educational Revenue Bonds, Keystone Montessori School, Series 2004A:
55	6.375%, 11/01/13	7/13 at 100.00	N/R	55,309
790	7.250%, 11/01/23	11/16 at 100.00	N/R	818,243
1,710	7.500%, 11/01/33	11/16 at 100.00	N/R	1,771,098

5,000	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University Project, Series 2012, 5.000%, 6/01/42 (UB) (5)	6/22 at 100.00	A+	5,419,200

	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University Project, Tender Option Bond Trust 1086:
2,080	17.928%, 6/01/34 – AGM Insured (IF) (5)	6/22 at 100.00	A+	3,026,941
775	16.953%, 6/01/42 – AGM Insured (IF) (5)	6/22 at 100.00	A+	1,034,478
375	16.979%, 6/01/42 – AGM Insured (IF) (5)	6/22 at 100.00	A+	500,760
2,515	16.979%, 6/01/42 – AGM Insured (IF) (5)	6/22 at 100.00	A+	3,358,430
1,500	16.999%, 6/01/42 – AGM Insured (IF) (5)	6/22 at 100.00	A+	2,003,040

5,170	Phoenix Industrial Development Authority, Arizona, Senior Living Revenue Bonds, Christian Care Manor I and Christian Care Manor II, Inc. Project, Series 2005A, 5.500%, 7/01/35	7/15 at 100.00	Baa2	5,242,794

3,760	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Cambridge Academy-East, Inc. Project, Series 2010, 6.625%, 4/01/40	4/20 at 100.00	BB–	3,972,290

550	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Noah Webster Basic Schools Inc., Series 2004, 6.125%, 12/15/34	12/14 at 100.00	BBB–	558,817

	Pima County Industrial Development Authority, Arizona, Choice Education and Development Charter School Revenue Bonds, Series 2006:
210	6.000%, 6/01/16	No Opt. Call	N/R	213,049
1,465	6.250%, 6/01/26	6/16 at 100.00	N/R	1,493,216
4,225	6.375%, 6/01/36	6/16 at 100.00	N/R	4,294,248

92	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arizona (continued)

$8,170	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds Legacy Traditional School Project, Series 2009, 8.500%, 7/01/39	7/19 at 100.00	N/R	$9,418,213

	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Carden Traditional Schools Project, Series 2012:
4,275	7.375%, 1/01/32	1/22 at 100.00	B	4,493,410
6,695	7.500%, 1/01/42	1/22 at 100.00	B	7,068,983

	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010:
1,195	6.000%, 6/01/40	6/19 at 100.00	BBB–	1,247,437
2,250	6.100%, 6/01/45	6/19 at 100.00	BBB–	2,351,993

	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Paradise Education Center Charter School, Series 2006:
250	5.875%, 6/01/22	6/16 at 100.00	BBB–	259,790
1,475	6.000%, 6/01/36	6/16 at 100.00	BBB–	1,508,586

2,815	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Valley Academy Charter School Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	Baa3	3,011,628

3,165	Pima County Industrial Development Authority, Arizona, Lease Revenue Bonds, Clark County Detention Facility Project, Trust 2835, 15.798%, 3/01/16 (IF) (5)	No Opt. Call	AA	4,359,756

8,250	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company Project, Series 2013A, 4.000%, 9/01/29	3/23 at 100.00	BBB	8,316,495

9,250	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Series 2010A, 5.250%, 10/01/40	10/20 at 100.00	BBB	10,153,633

2,500	Pronghorn Ranch Community Facilities District, Prescott Valley, Arizona, General Obligation Bonds, Series 2004, 6.400%, 7/15/29	7/14 at 100.00	N/R	2,533,275

	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Government Project Bonds, Series 2008:
2,000	6.625%, 12/01/17	No Opt. Call	CCC	1,988,640
14,060	7.000%, 12/01/27	12/17 at 102.00	CCC	12,512,556

19,225	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Tribal Economic Development Bonds, Series 2012A, 9.750%, 5/01/25	5/22 at 100.00	N/R	20,768,575

	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
60	5.250%, 12/01/22	No Opt. Call	A–	70,274
80	5.250%, 12/01/28	No Opt. Call	A–	94,269
11,670	5.000%, 12/01/32	No Opt. Call	A–	13,262,372
25,030	5.500%, 12/01/37	No Opt. Call	B–	25,418,466
20,280	5.000%, 12/01/37	No Opt. Call	A–	22,783,566

	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007:
3,000	4.700%, 4/01/22	4/14 at 100.00	A–	3,035,430
4,425	4.900%, 4/01/32	4/17 at 100.00	A–	4,542,971

	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2012A:
1,100	6.250%, 12/01/42	12/21 at 100.00	N/R	1,202,608
1,600	6.250%, 12/01/46	12/21 at 100.00	N/R	1,743,392

	Tucson Industrial Development Authority, Arizona, Charter School Revenue Bonds, Arizona Agribusiness and Equine Center Charter School, Series 2004A:
1,620	5.850%, 9/01/24	9/14 at 100.00	BB+	1,644,997
1,035	6.125%, 9/01/34	9/14 at 100.00	BB+	1,048,051

	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005:
100	5.200%, 7/01/13	No Opt. Call	N/R	100,436
1,457	5.400%, 7/01/15	No Opt. Call	N/R	1,513,036

Nuveen Investments	93

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arizona (continued)
$700	5.500%, 7/01/16	No Opt. Call	N/R	$734,965
8,544	5.750%, 7/01/22	7/16 at 100.00	N/R	8,842,869
11,615	6.000%, 7/01/30	7/16 at 100.00	N/R	11,919,778

2,340	Yavapai County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center Charter Schools, Series 2012, 5.125%, 3/01/42	No Opt. Call	BB+	2,306,889

	Yavapai County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Arizona Agribusiness and Equine Center Charter School, Series 2011:
3,530	7.625%, 3/01/31	3/21 at 100.00	BB+	4,113,756
1,830	7.875%, 3/01/42	3/21 at 100.00	BB+	2,156,106

1,340	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)	12/17 at 100.00	N/R	1,166,671
370,167	Total Arizona			386,672,218
	California – 17.9%

	Anaheim Public Finance Authority, California, Subordinate Lease Revenue Bonds, Public Improvement Project, Series 1997C:
855	0.000%, 9/01/29 – AGM Insured	No Opt. Call	AA–	400,610
4,310	0.000%, 9/01/35 – AGM Insured	No Opt. Call	AA–	1,404,026

9,465	Atwater Public Financing Authority, California, Wastewater Revenue Bonds, Series 2010, 5.250%, 5/01/45 – AGM Insured	5/19 at 100.00	AA–	9,900,579

255	Azusa Redevelopment Agency, California, Tax Allocation Refunding Bonds, Merged West End Development, Series 2007B, 5.300%, 8/01/36	8/17 at 100.00	N/R	238,932

	Azusa, California, Special Tax Bonds, Community Facilities District 2005-1 Rosedale Improvement Area 1, Series 2007:
3,565	5.000%, 9/01/27	9/17 at 100.00	N/R	3,641,327
8,765	5.000%, 9/01/37	9/17 at 100.00	N/R	8,805,056

	Bakersfield City School District, Kern County, California, General Obligation Bonds, Series 2012C:
1,700	0.000%, 5/01/42	5/40 at 100.00	Aa2	661,011
9,860	0.000%, 5/01/47	5/40 at 100.00	Aa2	3,762,576

	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 2985:
1,085	17.254%, 4/01/31 (IF)	4/17 at 100.00	AA	1,818,818
325	17.184%, 4/01/34 (IF)	4/18 at 100.00	AA	493,821
2,445	17.305%, 4/01/34 (IF)	4/18 at 100.00	AA	3,724,444
1,250	17.311%, 4/01/34 (IF)	4/18 at 100.00	AA	1,904,350
2,185	17.311%, 4/01/39 (IF)	4/18 at 100.00	AA	3,293,407
500	17.311%, 4/01/39 (IF)	4/18 at 100.00	AA	753,640
1,250	19.300%, 4/01/43 (IF)	4/18 at 100.00	AA	1,992,650
1,075	17.253%, 4/01/47 (IF)	4/18 at 100.00	AA	1,618,423
1,250	17.499%, 4/01/47 (IF)	4/18 at 100.00	AA	1,933,350
1,000	17.808%, 4/01/47 (IF)	4/18 at 100.00	AA	1,546,680

1,035	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 17A, Series 2013B, 5.000%, 9/01/34	9/23 at 100.00	N/R	1,090,466

1,050	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 19C, Series 2008A, 6.875%, 9/01/36	9/16 at 100.00	N/R	1,116,675

1,000	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 20 Series 2012B, 5.950%, 9/01/35	9/22 at 100.00	N/R	1,052,570

1,000	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 8C, Series 2007E, 6.250%, 9/01/38	7/13 at 100.00	N/R	1,010,840

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2004D:
1,455	5.500%, 9/01/24	9/14 at 102.00	N/R	1,505,794
1,875	5.800%, 9/01/35	9/14 at 102.00	N/R	1,933,781

94	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005A:
$830	5.600%, 9/01/25	9/15 at 102.00	N/R	$870,994
2,315	5.650%, 9/01/30	9/15 at 102.00	N/R	2,418,133
2,500	5.700%, 9/01/35	9/15 at 102.00	N/R	2,599,850

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005B:
930	5.350%, 9/01/28	9/15 at 102.00	N/R	965,145
1,390	5.400%, 9/01/35	9/15 at 102.00	N/R	1,426,682

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005C:
855	5.500%, 9/01/29	9/14 at 102.00	N/R	882,223
2,065	5.500%, 9/01/35	9/14 at 102.00	N/R	2,111,483

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2006B:
685	5.000%, 9/01/27	9/13 at 100.50	N/R	687,939
1,000	5.050%, 9/01/37	9/13 at 100.50	N/R	994,380

2,275	Blythe Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project 1, Series 2011, 9.750%, 5/01/38	5/21 at 100.00	N/R	2,708,797

3,260	Borrego Water District, California, Community Facilities District 2007-1 Montesoro, Special Tax Bonds, Series 2007, 5.750%, 8/01/32 (4)	8/17 at 102.00	N/R	881,308

4,065	Brea Redevelopment Agency, Orange County, California, Tax Allocation Bonds, Project Area AB, Series 2003, 0.000%, 8/01/29 – AMBAC Insured	No Opt. Call	AA–	1,912,013

5,930	Brentwood Infrastructure Financing Authority, Contra Costa County, California, CIFP 2006-1 Infrastructure Revenue Bonds, Series 2006, 5.200%, 9/02/36	7/13 at 100.00	N/R	5,835,061

10,000	California Enterprise Development Authority, Recovery Zone Facility Revenue Bonds, SunPower Corporation – Headquarters Project, Series 2010, 8.500%, 4/01/31	4/21 at 100.00	N/R	11,567,100

1,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Merced County Tobacco Funding Corporation, Series 2005A, 5.125%, 6/01/38	6/15 at 100.00	BB–	921,200

7,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 5.250%, 6/01/45	6/15 at 100.00	B–	6,361,740

7,250	California Health Facilities Financing Authority, Hospital Revenue Bonds, Adventist Health System West, Tender Option Bonds Trust 4699, 19.191%, 9/01/28 – NPFG Insured (IF) (5)	9/18 at 100.00	N/R	10,379,608

	California Health Facilities Financing Authority, Refunding Revenue Bonds, Stanford Hospital and Clinics, Tender Option Bond Trust 3267:
2,500	19.925%, 5/15/19 (IF) (5)	No Opt. Call	AA–	4,565,400
4,000	18.919%, 5/15/31 (IF) (5)	11/21 at 100.00	AA–	6,402,080
1,500	19.925%, 11/15/40 (IF) (5)	11/21 at 100.00	AA–	2,739,240

	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Tender Option Trust 4726:
12,040	17.913%, 8/15/51 (IF) (5)	8/22 at 100.00	AA	18,030,622
500	17.913%, 8/15/51 (IF) (5)	8/22 at 100.00	AA	748,780

	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 3294:
1,185	17.828%, 2/15/20 (IF)	No Opt. Call	AA–	1,869,835
1,250	17.883%, 2/15/20 (IF) (5)	No Opt. Call	AA–	1,974,700

	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 11952:
2,500	21.908%, 8/15/18 (IF)	No Opt. Call	AA–	4,889,300
2,000	21.908%, 8/15/18 (IF)	No Opt. Call	AA–	3,911,440

Nuveen Investments	95

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)

	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3248:
$2,500	21.908%, 8/15/18 (IF) (5)	No Opt. Call	AA–	$4,889,300
2,500	21.908%, 8/15/18 (IF) (5)	No Opt. Call	AA–	4,889,300

4,320	California Housing Finance Agency, Home Mortgage Revenue Bonds, Tender Option Bond Trust 3206, 8.130%, 2/01/24 (Alternative Minimum Tax) (IF)	2/17 at 100.00	BBB	4,365,230

19,250	California Municipal Finance Authority, Certificates of Participation, Community Hospitals of Central California Obligated Group, Series 2009, 5.500%, 2/01/39	2/19 at 100.00	BBB	20,806,748

4,000	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Rocket ship 7 – Alma Academy Elementary School, Series 2012A, 6.250%, 6/01/43	12/21 at 101.00	N/R	4,088,680

355	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Rocket ship 7 – Alma Academy Elementary School, Taxable Series 2012B, 8.500%, 6/01/16	No Opt. Call	N/R	354,766

	California Municipal Finance Authority, Charter School Revenue Bonds, Partnerships to Uplift Communities Project, Series 2012A:
1,550	5.250%, 8/01/42	No Opt. Call	BB+	1,593,338
675	5.300%, 8/01/47	8/22 at 100.00	BB+	693,826

2,600	California Municipal Finance Authority, Education Revenue Bonds, American Heritage Education Foundation Project, Series 2006A, 5.250%, 6/01/36	6/16 at 100.00	BB–	2,466,646

	California Municipal Finance Authority, Educational Facilities Revenue Bonds, OCEAA Project, Series 2008A:
1,000	6.750%, 10/01/28	10/18 at 100.00	N/R	1,004,640
1,000	7.000%, 10/01/39	10/18 at 100.00	N/R	1,008,410

8,735	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010B, 7.250%, 8/15/45	8/20 at 100.00	N/R	9,304,871

1,000	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	BBB	1,072,040

5,000	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	A1	5,309,750

	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2012A:
570	6.625%, 1/01/32	1/22 at 100.00	N/R	605,819
530	6.875%, 1/01/42	1/22 at 100.00	N/R	564,805

	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009:
500	8.000%, 11/01/29	11/19 at 100.00	Baa1	620,970
1,040	8.500%, 11/01/39	11/19 at 100.00	AA	1,304,295

	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007:
1,000	5.000%, 2/01/21	2/17 at 100.00	BBB	1,086,610
2,500	5.250%, 2/01/27	2/17 at 100.00	BBB	2,655,475

	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside Desalination Project, Series 2012:
10,965	5.000%, 7/01/37 (Alternative Minimum Tax)	No Opt. Call	Baa3	11,355,793
18,500	5.000%, 11/21/45 (Alternative Minimum Tax)	No Opt. Call	Baa3	19,034,835

1,000	California School Finance Authority, Charter School Revenue Bonds, Coastal Academy Project, Series 2013A, 5.000%, 10/01/42	10/22 at 100.00	BBB–	1,009,690

12,100	California School Finance Authority, Educational Facilities Revenue Bonds, Tri-Valley Learning Corporation, Series 2012A, 7.000%, 6/01/47	6/20 at 102.00	N/R	12,359,545

4,500	California State, General Obligation Bonds, Tender Option Bond Trust 3162, 19.050%, 3/01/18 – AGM Insured (IF)	No Opt. Call	AA–	7,620,120

96	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)

$1,500	California Statewide Communities Development Authority, Charter School Revenue Bonds – Albert Einstein Academy for Letters, Arts, & Sciences Charter School Series 2012, 6.250%, 11/01/42	No Opt. Call	N/R	$1,518,195

1,950	California Statewide Communities Development Authority, Community Facilities District 2012-01, Fancher Creek, Special Tax Bonds, Series 2013A, 5.700%, 9/01/43	9/23 at 100.00	N/R	1,955,421

805	California Statewide Communities Development Authority, Multifamily Housing Revenue Subordinate Bonds Stanford Arms Seniors Apartments Series 2001-P2, Pass-Through Certificates of Beneficial Ownership, 5.750%, 11/01/34 (Mandatory put 11/01/16) (Alternative Minimum Tax)	7/13 at 100.00	N/R	805,403

2,410	California Statewide Communities Development Authority, Recovery Zone Facility Bonds, SunEdison Huntington Beach Solar Projects, Series 2010, 7.500%, 1/01/31	1/21 at 100.00	N/R	2,611,163

1,415	California Statewide Communities Development Authority, Recovery Zone Facility Bonds, SunEdison Irvine Unified School District Solar Projects, Series 2010, 7.500%, 7/01/30	1/20 at 100.00	N/R	1,520,531

4,650	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 6.250%, 10/01/39	10/19 at 100.00	BBB+	5,289,143

40,600	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax) (4)	No Opt. Call	D	1,116,500

875	California Statewide Communities Development Authority, Revenue Bonds, Lancer Plaza Project, Series 2013, 5.875%, 11/01/43	11/23 at 100.00	N/R	878,063

1,000	California Statewide Communities Development Authority, Revenue Bonds, Terraces San Joaquin Gardens, Series 2012A, 5.625%, 10/01/32	10/22 at 100.00	N/R	1,073,250

5,000	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2011A, 8.000%, 9/02/41	9/21 at 100.00	N/R	5,350,150

2,220	California Statewide Communities Development Authority, Charter School Revenue Bonds, Rocketship 4 – Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41	12/21 at 100.00	N/R	2,576,665

515	California Statewide Communities Development Authority, Charter School Revenue Bonds, Rocketship 4 – Mosaic Elementary Charter School, Taxable Series 2011B, 8.750%, 12/01/18	No Opt. Call	N/R	504,108

1,100	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	1,243,605

5,000	California Statewide Community Development Authority, Charter School Revenue Bonds, Rocklin Academy Charter, Series 2011A, 8.250%, 6/01/41	6/21 at 100.00	BB+	5,905,350

	California Statewide Community Development Authority, Lancer Educational Student Housing Revenue Bonds, California Baptist University, Series 2007:
125	9.125%, 6/01/13	No Opt. Call	N/R	125,101
1,000	5.625%, 6/01/33	6/17 at 102.00	N/R	1,063,610

2,000	California Statewide Community Development Authority, Lancer Educational Student Housing Revenue Bonds, California Baptist University, Series 2010A, 7.500%, 6/01/42	6/19 at 100.00	N/R	2,348,780

565	California Statewide Community Development Authority, Multifamily Housing Revenue Bonds, Magnolia City Lights, Series 1999X, 6.650%, 7/01/39	7/13 at 100.00	N/R	565,316

485	California Statewide Community Development Authority, Revenue Bonds, Brentwood Infrastructure Program, Series 2005A, 5.200%, 9/02/25	7/13 at 100.00	N/R	500,253

	California Statewide Community Development Authority, Revenue Bonds, California Baptist University, Series 2007A:
1,000	5.400%, 11/01/27	11/17 at 102.00	N/R	1,072,180
1,500	5.500%, 11/01/38	11/17 at 102.00	N/R	1,611,825

Nuveen Investments	97

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)

	California Statewide Community Development Authority, Revenue Bonds, California Baptist University, Series 2011A:
$1,250	7.250%, 11/01/31	11/21 at 100.00	N/R	$1,548,525
2,250	7.500%, 11/01/41	11/21 at 100.00	N/R	2,827,688

15,530	California Statewide Community Development Authority, Revenue Bonds, Children’s Hospital of Los Angeles, Series 2007, 5.000%, 8/15/47	8/17 at 100.00	BBB+	16,251,369

750	California Statewide Community Development Authority, Revenue Bonds, Drew School, Series 2007, 5.300%, 10/01/37	10/15 at 102.00	N/R	766,238

2,870	California Statewide Community Development Authority, Revenue Bonds, Epidaurus Project, Series 2004A, 7.750%, 3/01/34	3/14 at 102.00	N/R	2,974,784

	California Statewide Community Development Authority, Revenue Bonds, International School of the Peninsula, Palo Alto, California, Series 2006:
1,300	5.000%, 11/01/25	11/16 at 100.00	N/R	1,332,266
800	5.000%, 11/01/29	11/16 at 100.00	N/R	813,608

	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Tender Option Bond Trust 1065:
1,610	17.058%, 4/01/42 (IF) (5)	4/22 at 100.00	A+	2,335,579
2,500	17.081%, 4/01/42 (IF) (5)	4/22 at 100.00	A+	3,628,300

4,290	California Statewide Community Development Authority, Revenue Bonds, Montessori in Redlands School, Series 2007A, 5.125%, 12/01/36	12/16 at 100.00	N/R	4,322,604

6,915	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3048, 18.513%, 11/15/32 (IF)	5/18 at 100.00	AA–	10,457,001

6,555	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3102, 18.606%, 11/15/48 (IF) (5)	5/18 at 100.00	AA–	9,913,258

1,010	California Statewide Community Development Authority, Subordinate Lien Multifamily Housing Revenue Bonds, Corona Park Apartments, Series 2004I-S, 7.750%, 1/01/34 (Alternative Minimum Tax)	1/14 at 100.00	N/R	1,015,080

1,790	Carlsbad, California, Limited Obligation Refunding Bonds, Reassessment District 12-1, Series 2013, 5.000%, 9/02/35	9/22 at 100.00	N/R	1,916,732

1,000	Carson Redevelopment Agency, California, Redevelopment Project Area 1 Tax Allocation Bonds, Series 2009A, 7.000%, 10/01/36	10/19 at 100.00	A–	1,198,680

1,000	Chino Public Financing Authority, California, Revenue Refunding Bonds, Series 2012, 5.000%, 9/01/30	9/22 at 100.00	N/R	1,058,040

	Chino, California, Special Tax Bonds, Community Facilities District 03-3 Improvement Area 2, Series 2006:
1,000	5.000%, 9/01/26	3/16 at 100.00	N/R	1,012,850
4,310	5.000%, 9/01/31	3/16 at 100.00	N/R	4,336,851
2,000	5.000%, 9/01/36	3/16 at 100.00	N/R	2,001,440

1,000	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Projects, Housing Second Lien Series 2010A, 5.500%, 8/01/30	8/20 at 100.00	N/R	1,030,630

4,025	Corona, California, Special Tax Bonds, Community Facilities District 2002-1 Dos Lagos, Series 2005A, 5.050%, 9/01/34	9/15 at 100.00	N/R	3,887,063

	Corona-Norco Unified School District Public Financing Authority, Riverside County, California, Special Tax Revenue Refunding Bonds, Junior Lien Series 2013B:
1,015	5.000%, 9/01/32	9/23 at 100.00	N/R	1,069,394
500	5.000%, 9/01/35	9/23 at 100.00	N/R	521,295

2,800	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.068%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA–	4,369,120

	Desert Hot Springs Redevelopment Agency, California, Merged Redevelopment Project Tax Allocation Bonds, Series 2008A-2:
1,000	5.000%, 9/01/23	9/18 at 100.00	CCC+	795,190
2,000	5.250%, 9/01/28	9/18 at 100.00	CCC+	1,596,260
2,000	5.750%, 9/01/38	9/18 at 100.00	CCC+	1,603,460

98	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)

$5,000	East Side Union High School District, Santa Clara County, California, General Obligation Bonds, Tender Option Bond Trust 2010-3171, 17.673%, 8/01/33 – AGC Insured (IF)	8/19 at 100.00	AA–	$6,899,800

340	Eastern Municipal Water District, California, Special Tax Bonds, Community Facility District 2005-38 Improvement Area A, Series 2006, 5.200%, 9/01/36	9/13 at 102.00	N/R	347,276

5,150	El Dorado County, California, Special Tax Bonds, Blackstone Community Facilities District 2005-1, Series 2005, 5.250%, 9/01/35	9/14 at 102.00	N/R	5,017,491

	Elk Grove Community Facilities District 2005-1, California, Special Tax Bonds, Series 2007:
7,120	5.200%, 9/01/27	9/15 at 102.00	N/R	6,834,488
15,470	5.250%, 9/01/37	9/15 at 102.00	N/R	14,183,979

4,000	Fairfield, California, Community Facilities District 2007-1 Special Tax Bonds, Fairfield Commons Project, Series 2008, 6.875%, 9/01/38	9/18 at 100.00	N/R	4,232,040

1,500	Fillmore Redevelopment Agency, Ventura County, California, Central City Redevelopment Project, Subordinate Lien Tax Allocation Bonds, Series 2006A, 5.375%, 5/01/31	11/16 at 100.00	N/R	1,212,090

2,500	Fontana Public Financing Authority, California, Tax Allocation Revenue Bonds, North Fontana Redevelopment Project, Tender Option Bonds Trust 1013, 18.128%, 9/01/32 – AMBAC Insured (IF) (5)	7/13 at 100.00	A+	2,684,200

	Fontana, California, Special Tax Bonds, Community Facilities District 31 Citrus Heights North, Series 2006:
3,610	5.000%, 9/01/26	9/14 at 102.00	N/R	3,658,410
1,000	5.000%, 9/01/36	9/14 at 102.00	N/R	997,200

21,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35 – NPFG Insured	7/13 at 100.00	Baa2	21,000,840

	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999:
18,000	0.000%, 1/15/25 – NPFG Insured	7/13 at 50.50	Baa2	8,992,260
1,880	5.875%, 1/15/29 – NPFG Insured	1/14 at 101.00	Baa2	1,912,524
1,000	0.000%, 1/15/30 – NPFG Insured	7/13 at 37.39	Baa2	369,520
12,150	0.000%, 1/15/31 – NPFG Insured	7/13 at 35.14	Baa2	4,222,490
20,400	0.000%, 1/15/32 – NPFG Insured	7/13 at 33.04	Baa2	6,666,312

31,935	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/45 – AMBAC Insured (UB)	6/15 at 100.00	A2	33,325,131

	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bond Trust 1011:
1,560	17.086%, 6/01/38 (IF) (5)	6/15 at 100.00	A2	1,858,522
750	17.099%, 6/01/38 – FGIC Insured (IF) (5)	6/15 at 100.00	A2	893,640
2,500	17.099%, 6/01/38 (IF) (5)	6/15 at 100.00	A2	2,978,800
2,500	17.099%, 6/01/38 (IF) (5)	6/15 at 100.00	A2	2,978,800
2,500	17.099%, 6/01/38 (IF) (5)	6/15 at 100.00	A2	2,978,800
370	16.933%, 6/01/45 (IF) (5)	6/15 at 100.00	A2	433,770
955	17.056%, 6/01/45 (IF) (5)	6/15 at 100.00	A2	1,120,845
980	17.078%, 6/01/45 (IF) (5)	6/15 at 100.00	A2	1,150,422
1,880	17.078%, 6/01/45 (IF) (5)	6/15 at 100.00	A2	2,206,913
1,750	17.099%, 6/01/45 (IF) (5)	6/15 at 100.00	A2	2,054,710
2,250	17.099%, 6/01/45 (IF) (5)	6/15 at 100.00	A2	2,641,770
7,500	17.099%, 6/01/45 (IF) (5)	6/15 at 100.00	A2	8,805,900
1,530	17.099%, 6/01/45 (IF) (5)	6/15 at 100.00	A2	1,796,404
1,250	17.099%, 6/01/45 (IF) (5)	6/15 at 100.00	A2	1,467,650

7,575	Goden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bonds Trust 3107, 17.403%, 6/01/45 – BHAC Insured (IF)	6/15 at 100.00	AA+	9,031,445

Nuveen Investments	99

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)

	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bonds Trust 4686:
$5,500	8.825%, 6/01/45 – AGC Insured (IF) (5)	6/15 at 100.00	AA–	$6,006,220
550	8.825%, 6/01/45 – AGC Insured (IF)	6/15 at 100.00	AA–	600,622

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
40,770	5.000%, 6/01/33	6/17 at 100.00	B	37,609,510
46,845	5.750%, 6/01/47	6/17 at 100.00	B	44,758,992
46,080	5.125%, 6/01/47	6/17 at 100.00	B	40,133,837

51,205	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B	47,588,391

1,535	Gonzales Redevelopment Agency, Monterey County, California, Tax Allocation Refunding Bonds, Gonzalez Redevelopment Project, Series 2011, 8.000%, 12/01/44	12/21 at 100.00	BB+	1,696,252

1,875	Grossmont Healthcare District, California, General Obligation Bonds, Tender Option Bond Trust 3253, 22.441%, 1/15/19 (IF) (5)	No Opt. Call	Aa2	3,647,100

	Hawthorne, California, Special Tax Bonds, Community Facilities District 2006-1, Three Sixty Degrees @ South Bay, Series 2006:
1,000	4.600%, 9/01/21	9/16 at 102.00	N/R	1,020,620
2,000	5.000%, 9/01/30	9/16 at 102.00	N/R	2,017,560
2,000	5.000%, 9/01/36	9/16 at 102.00	N/R	1,980,840

585	Hemet Unified School District, California, Community Facilities District 2005-1 Special Tax Bonds, Series 2006, 5.125%, 9/01/36	9/13 at 100.00	N/R	586,135

	Hercules Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005:
5,675	5.000%, 8/01/25 – AMBAC Insured	8/15 at 100.00	CC	4,282,979
3,750	4.750%, 8/01/35 – AMBAC Insured	8/15 at 100.00	CC	2,435,138

	Hesperia Public Financing Authority, California, Redevelopment and Housing Projects Tax Allocation Bonds, Series 2007A:
3,250	5.500%, 9/01/22 – SYNCORA GTY Insured	9/17 at 100.00	Ba1	3,386,923
1,000	5.500%, 9/01/27 – SYNCORA GTY Insured	No Opt. Call	Ba1	1,027,430
4,245	5.000%, 9/01/37 – SYNCORA GTY Insured	9/17 at 100.00	Ba1	4,049,390

2,500	Hesperia Unified School District, San Bernardino County, California, Certificates of Participation, Series 2013A, 5.000%, 2/01/43 – BAM Insured	2/23 at 100.00	AA	2,699,050

2,935	Imperial, California, Community Facilities District 2006-2 Savanna Ranch Special Tax Bonds, Improvement Area 1, Series 2006, 5.000%, 9/01/37	9/13 at 103.00	N/R	2,945,537

1,000	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Rancho Vallecitos Mobile Home Park, Series 2013, 5.000%, 4/15/48	7/13 at 100.00	BBB	1,022,020

1,500	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Augusta Communities Mobile Home Park, Series 2012A, 5.000%, 5/15/47	5/22 at 100.00	A–	1,563,825

1,000	Independent Cities Lease Finance Authority, California, Mobile Home Park Revenue Bonds, San Juan Mobile Estates Project, Series 2006A, 5.125%, 5/15/41	5/16 at 100.00	A	1,026,710

2,500	Independent Cities Lease Finance Authority, California, Revenue Bonds, El Granada Mobile Home Park, Series 2004A, 6.450%, 5/15/44	5/14 at 100.00	N/R	2,538,925

3,345	Independent Cities Lease Finance Authority, California, Second Senior Subordinate Lien Revenue Bonds, Caritas Affordable Housing Project Mobile Home Park, Series 2005C, 7.000%, 9/01/40	9/15 at 100.00	N/R	3,474,786

1,010	Indio Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Subordinate Lien Refunding Series 2008A, 5.250%, 8/15/28	8/18 at 100.00	BBB–	1,051,521

100	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)

	Indio, California, Special Tax Bonds, Community Facilities District 2004-3 Terra Lago, Improvement Area 1, Series 2005:
$2,050	5.100%, 9/01/30	9/15 at 102.00	N/R	$2,068,881
3,825	5.150%, 9/01/35	9/15 at 102.00	N/R	3,832,076

	Indio, California, Special Tax Bonds, Community Facilities District 2006-1 Sonora Wells, Series 2006:
630	5.050%, 9/01/26	9/16 at 100.00	N/R	634,568
1,830	5.125%, 9/01/36	9/16 at 100.00	N/R	1,794,480

1,500	Jurupa Community Services District, California, Special Tax Bonds, Community Facilities District 34 Eastvale Area , Series 2010A, 6.500%, 9/01/40	9/20 at 100.00	N/R	1,552,050

5,185	King Community Development Agency, California, Tax Allocation Bonds, King City Redevelopment Project, Series 2011, 7.250%, 8/01/34	8/21 at 100.00	N/R	5,965,446

3,750	Lake Elsinore Public Finance Authority, California, Local Agency Revenue Refunding Bonds, Assessment District 93-1, Series 2012B, 5.125%, 9/01/30	No Opt. Call	N/R	3,767,700

2,500	Lake Elsinore Public Finance Authority, California, Local Agency Revenue Refunding Bonds, Series 2003H, 6.375%, 10/01/33	10/13 at 102.00	N/R	2,564,425

1,000	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area C, Series 2012C, 5.000%, 9/01/42	No Opt. Call	N/R	1,015,600

1,205	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Villages at Wasson Canyon, Refunding Series 2012A, 5.250%, 9/01/38	9/22 at 100.00	N/R	1,240,764

1,200	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2003-2 Improvement Area A, Canyon Hills, Series 2004A, 5.950%, 9/01/34	9/13 at 102.00	N/R	1,227,396

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2003-2, Canyon Hills Improvement Area B, Series 2006A:
3,000	5.100%, 9/01/26	9/14 at 100.00	N/R	3,029,100
6,750	5.150%, 9/01/36	9/14 at 100.00	N/R	6,779,768

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2004-3, Rosetta Canyon Improvement Area 1,Series 2005:
1,195	5.250%, 9/01/30	9/15 at 102.00	N/R	1,242,274
1,225	5.250%, 9/01/35	9/15 at 102.00	N/R	1,261,726

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2004-3, Rosetta Canyon Improvement Area 2, Series 2006:
910	5.200%, 9/01/26	9/14 at 100.00	N/R	919,955
8,660	5.250%, 9/01/37	9/14 at 100.00	N/R	8,751,536

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2006A:
980	5.200%, 9/01/26	9/14 at 100.00	N/R	1,001,295
1,505	5.350%, 9/01/36	9/14 at 100.00	N/R	1,537,433

11,820	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2005-2 Improvement Area A, Series 2005A, 5.450%, 9/01/36	9/14 at 100.00	N/R	11,863,734

5,000	Lake Tahoe Unified School District, El Dorado County, California, General Obligation Bonds, Series 2010, 0.000%, 8/01/45 – AGM Insured	No Opt. Call	AA–	2,331,050

4,000	Lammersville Joint Unified School District, Special Tax Bonds, California, Community Facilities District 2002, Mountain House, Series 2013, 5.000%, 9/01/37	9/22 at 100.00	N/R	4,130,840

1,000	Lammersville School District, California, Special Tax Refunding Bonds, Community Facilities District 2002 Mountain House, Series 2012, 0.000%, 9/01/29	9/22 at 100.00	N/R	905,060

	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009:
2,000	6.875%, 8/01/34	8/19 at 100.00	BBB	2,319,060
2,445	6.875%, 8/01/39	8/19 at 100.00	BBB	2,820,674

Nuveen Investments	101

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)

$1,155	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Subordinate Refunding Series 2003, 4.750%, 8/01/33 – NPFG Insured	8/15 at 102.00	BBB	$1,159,077

1,180	Lathrop Financing Authority, California, Revenue Bonds, Water Supply Project Series 2003, 6.000%, 6/01/35	6/13 at 100.00	N/R	1,181,192

4,050	Lee Lake Water District, Riverside County, California, Special Tax Bonds, Community Facilities District 3, Series 2004, 5.950%, 9/01/34	9/13 at 102.00	N/R	4,150,319

1,335	Lemoore Redevelopment Agency, Kings County, California, Lemorre Redevelopment Project Tax Allocation Bonds, Series 2011, 7.250%, 8/01/31	8/16 at 100.00	A–	1,496,508

630	Lincoln, California, Community Facility District 2006-1 Area 2 Special Tax Bonds, Series 2006, 5.000%, 9/01/26	9/16 at 100.00	N/R	639,425

	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A:
480	5.500%, 11/15/30	No Opt. Call	A	591,538
730	5.000%, 11/15/35	No Opt. Call	A	838,880
11,210	5.500%, 11/15/37	No Opt. Call	A	13,740,545

1,765	Los Alamitos Unified School District, Orange County, California, Certificates of Participation, Series 2012, 0.000%, 8/01/42	8/29 at 100.00	A+	1,087,011

6,530	Los Angeles County, California, Multifamily Housing Revenue Bonds, HDR Preservation Apartment Project, Series 2007C, 6.250%, 7/01/42	7/22 at 100.00	N/R	6,652,372

	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Tender Option Bond Trust 10-27B:
1,875	18.310%, 5/15/40 (IF) (5)	5/20 at 100.00	AA	2,915,100
4,550	18.310%, 5/15/40 (IF) (5)	5/20 at 100.00	AA	6,937,294

	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Tender Option Bond Trust 2011-27B:
3,565	18.297%, 5/15/40 (IF) (5)	5/20 at 100.00	AA	5,434,165
5,000	18.310%, 5/15/40 (IF) (5)	5/20 at 100.00	AA	7,623,400

585	Los Angeles Regional Airports Improvement Corporation, California, Sublease Revenue Bonds, Los Angeles International Airport, American Airlines Inc. Terminal 4 Project, Series 2002B, 7.500%, 12/01/24 (Alternative Minimum Tax)	12/13 at 101.00	C	596,337

4,600	Los Angeles Regional Airports Improvement Corporation, California, Sublease Revenue Bonds, Los Angeles International Airport, American Airlines Inc. Terminal 4 Project, Series 2002C, 7.500%, 12/01/24 (Alternative Minimum Tax)	12/13 at 101.00	N/R	4,699,774

2,500	Los Angeles, California, Wastewater System Revenue Bonds, Tender Option Bond Trust 2009-2W, 20.944%, 6/01/34 (IF) (5)	6/19 at 100.00	AA+	4,635,400

1,000	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A–	1,206,090

	March Joint Powers Redevelopment Agency, California, March Air Force Base Redevelopment Project Tax Allocation Revenue Bonds, Series 2011A:
1,185	7.000%, 8/01/26	8/21 at 100.00	BBB+	1,430,840
2,650	7.250%, 8/01/31	8/21 at 100.00	BBB+	3,179,894
10,010	7.500%, 8/01/41	8/21 at 100.00	BBB+	11,945,834

3,950	March Joint Powers Redevelopment Agency, California, March Air Force Base Redevelopment Project Tax Allocation Revenue Bonds, Series 2011B, 7.500%, 8/01/41	8/21 at 100.00	BBB+	4,713,891

625	Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2004-5, Series 2006, 5.200%, 9/01/26	9/15 at 100.00	N/R	639,663

1,500	Merced, California, Redevelopment Agency, Tax Allocation Revenue Bonds, 6.250%, 9/01/29	9/19 at 100.00	N/R	1,567,425

102	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)

$5	Merced Irrigation District, California, Revenue Certificates of Participation, Electric System Project, Series 2003, 5.700%, 9/01/36	9/13 at 102.00	Baa2	$5,100

	Merced, California, Community Facilities District 2005-1, Special Tax Bonds, Bellevue Ranch West, Series 2006:
1,270	5.250%, 9/01/26	9/14 at 103.00	N/R	923,735
1,245	5.300%, 9/01/36	9/13 at 103.00	N/R	802,739

	Monrovia Redevelopment Agency, California, Central Project Area 1 Housing Tax Allocation Bonds, Series 2011:
1,540	6.500%, 5/01/26	5/21 at 100.00	BBB+	1,890,827
1,075	6.900%, 5/01/36	5/21 at 100.00	BBB+	1,292,827

615	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2004-5, Series 2006, 5.200%, 9/01/36	3/16 at 100.00	N/R	624,668

2,335	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2004-6, Series 2005, 5.200%, 9/01/36	9/13 at 102.00	N/R	2,375,909

220	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2005-2, Series 2006, 5.000%, 9/01/26	9/15 at 101.00	N/R	224,941

	Moreno Valley, California, Special Tax Bonds, Community Facilities District 5, Series 2007:
1,010	5.000%, 9/01/27	9/17 at 100.00	N/R	1,029,230
1,325	5.000%, 9/01/37	9/17 at 100.00	N/R	1,327,981

2,700	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009B, 6.500%, 11/01/39	No Opt. Call	A	3,691,440

	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009A:
3,700	7.000%, 11/01/34	No Opt. Call	A	5,229,617
20,050	6.500%, 11/01/39	No Opt. Call	A	27,412,360

	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009C:
3,300	7.000%, 11/01/34	No Opt. Call	A	4,664,253
4,000	6.500%, 11/01/39	No Opt. Call	A	5,468,800

5,000	Murrieta Public Finance Authority, California, Special Tax Revenue Bonds, Refunding Series 2012, 5.000%, 9/01/31	9/22 at 100.00	BBB–	5,440,950

1,265	Murrieta, California, Special Tax Bonds, Community Facilities District 2003-3, Creekside Village Improvement Area 1, Series 2005, 5.200%, 9/01/35	9/13 at 100.00	N/R	1,267,859

2,355	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 7.000%, 8/01/32	8/21 at 100.00	A–	2,984,727

1,000	Oxnard Financing Authority, California, Local Obligation Revenue Bonds, Special District Bond Refinancing, Subordinate Lien Series 2012B, 5.000%, 9/02/33	9/22 at 100.00	N/R	1,005,870

8,805	Oxnard Financing Authority, California, Wastewater Revenue Bonds, Redwood Trunk Sewer and Headworks Projects, Series 2004A, 5.250%, 6/01/34 – FGIC Insured	6/14 at 100.00	BBB	8,985,062

1,100	Pacifica, California, Certificates of Participation, Series 2008, 5.375%, 1/01/37 – AMBAC Insured	1/16 at 102.00	A–	1,172,127

2,465	Palm Desert Finance Authority, California, Tax Allocation Revenue Bonds, Project Area 3, Series 2006A, 4.750%, 4/01/36 – NPFG Insured	4/16 at 100.00	BBB+	2,497,735

1,995	Palm Desert Financing Authority, California, Tax Allocation Revenue Bonds, Project Area 1, Series 2003, 5.000%, 4/01/30 – NPFG Insured	No Opt. Call	Baa2	2,000,606

	Palm Desert, California, Special Tax Bonds, Community Facilities District 2005-1 University Park, Series 2006:
2,335	5.250%, 9/01/26	9/13 at 103.00	N/R	2,293,133
5,100	5.450%, 9/01/32	9/16 at 100.00	N/R	5,067,054
6,150	5.500%, 9/01/36	9/16 at 100.00	N/R	6,030,690

Nuveen Investments	103

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)

	Palm Desert, California, Special Tax Bonds, Community Facilities District 2005-1 University Park, Series 2007:
$3,000	5.150%, 9/01/27	9/13 at 103.00	N/R	$2,913,930
9,000	5.200%, 9/01/37	9/15 at 102.00	N/R	8,223,300

	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010:
1,120	7.000%, 4/01/25	7/13 at 102.00	BB	1,147,642
1,605	7.500%, 4/01/35	7/13 at 102.00	BB	1,645,253

1,000	Palm Springs Financing Authority, California, Lease Revenue Bonds, Downtown Revitalization Project, Series 2012B, 5.000%, 6/01/35	No Opt. Call	A	1,104,790

	Palmdale Community Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project Areas, Series 2002:
1,230	0.000%, 12/01/31 – AMBAC Insured	No Opt. Call	A–	487,228
1,225	0.000%, 12/01/32 – AMBAC Insured	No Opt. Call	A–	462,548

	Palmdale, California, Special Tax Bonds, Community Facilities District 2003-1, Anaverde Project, Series 2005A:
1,000	5.350%, 9/01/30	9/15 at 101.00	N/R	1,023,130
2,855	5.400%, 9/01/35	9/15 at 101.00	N/R	2,904,563

5,265	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Baa3	5,966,087

17,360	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Baa3	19,031,594

3,000	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/38 – AGC Insured	8/29 at 100.00	AA–	2,698,140

2,000	Palomar Pomerado Health, California, General Obligation Bonds, Tender Option Bond Trust 11872, 17.869%, 2/01/16 – NPFG Insured (IF)	No Opt. Call	A+	2,918,640

	Palomar Pomerado Health, California, General Obligation Bonds, Tender Option Bond Trust 4683:
3,750	17.398%, 8/01/37 – NPFG Insured (IF) (5)	8/17 at 100.00	A+	5,472,450
7,000	17.398%, 8/01/37 – NPFG Insured (IF) (5)	8/17 at 100.00	A+	10,215,240

5,000	Peralta Community College District, Alameda County, California, General Obligation Bonds, Series 2009, Trust 3019, 17.600%, 8/01/37 – AGM Insured (IF) (5)	8/17 at 100.00	AA–	6,605,800

555	Perris, California, Special Tax Bonds, Community Facilities District 2001-1, Improvement Area 5-A, Series 2006, 5.000%, 9/01/26	9/13 at 100.50	N/R	559,240

	Perris, California, Special Tax Bonds, Community Facilities District 2001-1, May Farms Improvement Area 4, Series 2005A:
1,290	5.100%, 9/01/30	9/15 at 102.00	N/R	1,320,612
2,475	5.150%, 9/01/35	9/15 at 102.00	N/R	2,515,169

	Perris, California, Special Tax Bonds, Community Facilities District 2001-2, Villages of Avalon, Series 2005:
1,500	5.100%, 9/01/28	9/14 at 100.00	N/R	1,512,615
1,050	5.150%, 9/01/32	9/14 at 100.00	N/R	1,056,657

1,365	Perris, California, Special Tax Bonds, Community Facilities District 2004-3, Monument Ranch Improvement Area 2, Series 2005A, 5.300%, 9/01/35	9/15 at 102.00	N/R	1,395,303

3,900	Pico Rivera Water Authority, California, Water System Project, Revenue Refunding Bonds, Series 1999A, 5.500%, 5/01/29 – NPFG Insured	No Opt. Call	Baa2	4,233,489

17,000	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB–	18,663,280

2,500	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Series 1999, 0.000%, 8/01/28 – AMBAC Insured	No Opt. Call	A	1,184,100

4,360	Pittsburg Redevelopment Agency, California, Tax Allocation Refunding Bonds, Los Medanos Community Development Project, Series 2006C, 4.250%, 9/01/34 – AMBAC Insured	9/16 at 100.00	BBB–	3,965,725

104	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)

$1,455	Pomona Public Financing Authority, California, Merged Projects Revenue Bonds, Series 2007AX, 5.000%, 2/01/41	2/17 at 100.00	BBB–	$1,450,548

1,285	Pomona Public Financing Authority, California, Merged Projects Revenue Bonds, Series 2007, 5.125%, 2/01/33	7/13 at 100.00	BBB–	1,285,810

3,895	Rancho Cardova, California, Special Tax Bonds, Sunridge Park Area Community Facilities District 2004-1, Series, 6.125%, 9/01/37	9/17 at 100.00	N/R	4,102,370

1,000	Rancho Cordova, California, Special Tax Bonds, Sunridge Anatolia Area Community Facilities District 2003-1, Series 2005, 5.500%, 9/01/37	9/13 at 102.00	N/R	1,010,380

1,000	Rancho Cordova, California, Sunridge Anatolia Community Facilities District 2003-1, Special Tax Refunding Bonds, Series 2012, 5.000%, 9/01/37	No Opt. Call	N/R	1,020,880

3,920	Rancho Cucamonga, California, Community Facilities District 2004-01 Special Tax Bonds, Rancho Etiwanda Estates, Series 2006, 5.375%, 9/01/36	9/13 at 103.00	N/R	3,982,406

2,500	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2007A, 5.000%, 7/01/38	7/17 at 100.00	Baa2	2,565,525

	Redwood City, California, Special Tax Bonds, Community Facilities District 2010-1 One Marina, Series 2011:
775	7.500%, 9/01/31	9/16 at 103.00	N/R	848,710
1,440	7.750%, 9/01/41	9/16 at 103.00	N/R	1,572,494

	Richmond, California, Joint Powers Financing Agency Multifamily Housing Revenue Bonds, Westridge Hilltop Apartments, Series 2007:
1,000	5.000%, 12/15/26	12/13 at 100.00	Baa2	994,090
1,750	5.000%, 12/15/33	12/13 at 100.00	Baa2	1,695,173

37,968	River Rock Entertainment Authority, California, Revenue Bonds, Senior Notes Series 2011B, 8.000%, 11/01/18	11/15 at 104.00	N/R	36,403,252

6,650	Riverside County Public Financing Authority, California, Tax Allocation Bonds, Multiple Projects, Series 2004, 5.000%, 10/01/35 – SYNCORA GTY Insured	10/14 at 100.00	BBB	6,605,379

	Riverside County Redevelopment Agency, California, Interstate 215 Corridor Redevelopment Project Area, 2nd Lien Tax Allocation Bonds, Series 2001E:
7,100	0.000%, 12/01/41	No Opt. Call	BBB+	1,076,218
7,075	0.000%, 12/01/42	No Opt. Call	BBB+	1,003,943
7,050	0.000%, 12/01/43	No Opt. Call	BBB+	936,452
5,600	0.000%, 12/01/44	No Opt. Call	BBB+	696,360

1,500	Riverside County Redevelopment Agency, California, Desert Communities Redevelopment Project Area Tax Allocation Bonds, Series 2010D, 6.000%, 10/01/30	10/20 at 100.00	BBB	1,588,155

5,000	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 0.000%, 10/01/39	No Opt. Call	A–	1,232,950

1,455	Riverside County Redevelopment Agency, California, Tax Allocation Housing Bonds, Series 2004A, 5.000%, 10/01/37 – SYNCORA GTY Insured	10/14 at 100.00	A–	1,458,201

1,000	Riverside County Redevelopment Agency, California, Tax Allocation Housing Bonds, Series 2011A, 7.125%, 10/01/42	10/21 at 100.00	A–	1,216,290

5,855	Riverside Public Financing Authority, California, Tax Allocation Bonds, University Corridor, Series 2007C, 4.500%, 8/01/30 – NPFG Insured	No Opt. Call	BBB+	5,949,792

2,955	Riverside Unified School District, Riverside County, California, General Obligation Bonds, Series 2009, Trust 3017, 17.136%, 9/01/25 – AGC Insured (IF)	8/15 at 100.00	Aa2	3,527,177

	Riverside, California, Improvement Bond Act of 1915, Special Assessment Bonds, Hunter Park Assessment District, Series 2006:
2,000	5.100%, 9/02/26	9/16 at 101.00	N/R	2,067,140
1,500	5.200%, 9/02/36	9/16 at 101.00	N/R	1,531,410

Nuveen Investments	105

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)

	Rocklin Unified School District, Placer County, California, Special Tax Bonds, Community Facilities District 2, Series 2007:
$550	0.000%, 9/01/36 – NPFG Insured	No Opt. Call	AA–	$158,395
660	0.000%, 9/01/37 – NPFG Insured	No Opt. Call	AA–	178,886

	Roseville, California, Special Tax Bonds, Community Facilities District 1 – Westpark, Series 2005:
1,765	5.250%, 9/01/25	9/15 at 100.00	N/R	1,794,317
4,800	5.200%, 9/01/36	9/15 at 100.00	N/R	4,818,480

1,000	Roseville, California, Special Tax Bonds, Community Facilities District 1 Diamond Creek, Series 2007, 5.000%, 9/01/37	9/13 at 103.00	N/R	854,620

2,370	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Series 2006, 5.200%, 9/01/26	9/16 at 100.00	N/R	2,428,089

6,145	Roseville, California, Special Tax Bonds, Community Facilities District 1, Fiddyment Ranch, Series 2005, 5.050%, 9/01/30	9/15 at 100.00	N/R	6,102,477

7,085	Roseville, California, Special Tax Bonds, Community Facilities District 1, Fiddyment Ranch, Series 2006, 5.250%, 9/01/36	9/16 at 100.00	N/R	7,133,957

3,000	Roseville, California, Special Tax Bonds, Community Facilities District 5 Stone Point, Series 2006, 5.250%, 9/01/36	9/13 at 103.00	N/R	2,604,150

	Sacramento City Financing Authority California, Lease Revenue Bonds, Master Lease Program Facilities Projects, Tender Option Bond Trust 4698:
6,830	18.679%, 12/01/33 – AMBAC Insured (IF) (5)	No Opt. Call	A	12,210,674
2,500	18.195%, 12/01/30 – AMBAC Insured (IF) (5)	No Opt. Call	A	4,570,100
3,000	18.195%, 12/01/30 – AMBAC Insured (IF) (5)	No Opt. Call	A	5,484,120

3,540	Sacramento City Financing Authority, California, Master Lease Program Facilities Revenue Bonds, Tender Option Bond Trust 1114, 18.202%, 12/01/30 – AMBAC Insured (IF) (5)	No Opt. Call	A	6,468,146

8,895	Sacramento, California, Community Facilities District 05-1, College Square Special Tax Bonds, Series 2007, 5.900%, 9/01/37	9/17 at 100.00	N/R	9,029,848

4,845	San Bernardino County Financing Authority, California, Revenue Bonds, Courthouse Facilities Project, Series 2007, 5.500%, 6/01/37 – NPFG Insured	No Opt. Call	Baa2	5,062,201

	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011:
4,000	8.000%, 12/01/31	12/21 at 100.00	BB	5,110,960
16,730	7.500%, 12/01/41	12/21 at 100.00	BB	20,599,816

2,935	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Tender Option Bond Trust 3504, 19.640%, 2/01/33 (IF)	8/19 at 100.00	Aa2	4,942,393

	San Francisco Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 6, Mission Bay South, Series 2005B:
1,375	0.000%, 8/01/30	8/15 at 100.00	N/R	502,563
3,020	0.000%, 8/01/34	8/15 at 100.00	N/R	849,133

500	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39	8/19 at 100.00	A–	591,095

900	San Jacinto Unified School District, Riverside County, California, Community Facilities District 2006-1 Special Tax Bonds, Infrastructure Projects, Series 2006, 5.200%, 9/01/36	9/16 at 100.00	N/R	909,261

	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
275	0.000%, 1/15/24 – NPFG Insured	No Opt. Call	Baa2	166,870
39,120	0.000%, 1/15/25 – NPFG Insured	No Opt. Call	Baa2	22,655,957
65,905	0.000%, 1/15/26 – NPFG Insured	No Opt. Call	Baa2	36,338,040
2,120	0.000%, 1/15/27 – NPFG Insured	No Opt. Call	Baa2	1,115,417
15,180	0.000%, 1/15/28 – NPFG Insured	No Opt. Call	Baa2	7,566,623
1,010	0.000%, 1/15/29 – NPFG Insured	No Opt. Call	Baa2	477,972

106	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$1,000	5.250%, 1/15/30 – NPFG Insured	7/13 at 100.00	Baa2	$1,000,020
7,100	0.000%, 1/15/30 – NPFG Insured	No Opt. Call	Baa2	3,177,676
50,550	0.000%, 1/15/31 – NPFG Insured	No Opt. Call	Baa2	21,375,573
2,085	0.000%, 1/15/32 – NPFG Insured	No Opt. Call	Baa2	832,207
24,790	0.000%, 1/15/34 – NPFG Insured	No Opt. Call	Baa2	8,843,337
24,505	0.000%, 1/15/36 – NPFG Insured	No Opt. Call	Baa2	7,774,456

3,300	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2003, 4.900%, 8/01/33 – FGIC Insured	8/13 at 100.00	BBB	3,301,452

	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C:
4,500	3.750%, 8/01/28 – NPFG Insured	8/17 at 100.00	BBB	4,158,360
1,090	4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	BBB	1,066,445

	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006D:
6,625	5.000%, 8/01/21 – AMBAC Insured	8/17 at 100.00	BBB	6,939,423
7,750	5.000%, 8/01/22 – AMBAC Insured	8/17 at 100.00	BBB	8,074,493

5,520	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2007B, 4.250%, 8/01/36 – SYNCORA GTY Insured	8/17 at 100.00	BBB	5,068,078

	San Jose, California, Airport Revenue Bonds, Tender Option Bond Trust 3923:
470	17.163%, 9/01/30 – AMBAC Insured (IF) (5)	3/17 at 100.00	AA–	580,478
1,500	17.250%, 3/01/31 – AGM Insured (IF) (5)	3/17 at 100.00	AA–	1,854,480

3,860	San Luis Obispo County Financing Authority, California, Revenue Bonds, Nacimiento Water Project, Tender Option Bond Trust 3030, 17.207%, 9/01/38 – BHAC Insured (IF)	9/17 at 100.00	AA+	5,207,294

	San Marcos Public Facilities Authority, California, Revenue Refunding Bonds, Series 2012B:
1,670	5.000%, 9/01/32 – AGM Insured	9/22 at 100.00	BBB	1,759,679
2,170	5.000%, 9/01/35 – AGM Insured	9/22 at 100.00	BBB	2,261,075

5,070	San Marcos Public Facilities Authority, California, Tax Allocation Bonds, Project Areas 1 and 3, Series 2005A, 5.000%, 8/01/34 – AMBAC Insured	8/15 at 102.00	A	5,237,107

5,350	Santa Ana Unified School District (1999 Financing Project) Certificates of Participation (Orange County, California), 0.000%, 4/01/32 – AGM Insured	No Opt. Call	AA–	2,134,971

	Santa Ana Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 2004-1, Central Park Project, Series 2005:
1,180	4.950%, 9/01/25	9/15 at 100.00	N/R	1,164,070
1,050	5.050%, 9/01/30	9/15 at 100.00	N/R	1,013,471
2,320	5.100%, 9/01/35	9/15 at 100.00	N/R	2,173,005

8,340	Santa Clara County Housing Authority, California, Multifamily Housing Revenue Bonds, Blossom River Project, Series 1998A, 6.500%, 9/01/39	7/13 at 100.00	N/R	8,341,835

13,105	Santa Cruz County Redevelopment Agency, California, Tax Allocation Bonds, Live Oak-Sequel Community Development Project, Series 2005A, 5.000%, 9/01/32 – NPFG Insured	9/15 at 100.00	A	13,436,425

1,475	Santa Rosa, California, Certificates of Participation, Building Acquisition Project, Series 2007, 4.750%, 7/01/37 – AMBAC Insured	No Opt. Call	A+	1,580,182

3,250	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 7.000%, 8/01/41	2/21 at 100.00	A	4,048,590

2,500	Saugus Union School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2006, 5.300%, 9/01/36	3/15 at 103.00	N/R	2,509,825

900	Sierra Kings Health Care District, Fresno County, California, Revenue Bonds, Series 2006A, 5.750%, 12/01/36 (Pre-refunded 12/01/16)	12/16 at 100.00	N/R (6)	1,052,460

Nuveen Investments	107

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)

$22,000	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A, 0.000%, 6/01/36	6/17 at 34.85	BB+	$3,657,500

1,500	Solana Beach School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2012, 5.000%, 9/01/42	9/22 at 100.00	BBB	1,571,130

2,155	South Gate, California, Certificates of Participation, Series 2002A, 5.000%, 9/01/24 – AMBAC Insured	9/13 at 101.00	BBB	2,177,606

1,200	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series 2007A, 5.000%, 11/01/33	No Opt. Call	Baa1	1,354,200

	Stockton Public Financing Authority, California, Lease Revenue Bonds, Refunding Series 2006A:
1,710	4.500%, 8/01/28 – NPFG Insured	8/14 at 100.00	Baa2	1,418,325
1,000	4.500%, 8/01/31 – NPFG Insured	8/14 at 100.00	Baa2	810,970

305	Stockton Redevelopment Agency, California, Revenue Bonds, Stockton Events Center Arena Project, Series 2004, 5.000%, 9/01/36 – FGIC Insured	9/14 at 100.00	BB	285,828

	Stockton, California, Community Facilities District 2006-3, Northbrook Woodside Improvement Area 1 Special Tax Bonds, Series 2007:
1,935	6.125%, 9/01/31	9/14 at 103.00	N/R	2,012,110
2,930	6.250%, 9/01/37	9/14 at 103.00	N/R	3,050,247

7,500	Stockton, California, Special Tax Bonds, Arch Road Community Facilities District 99-02, Refunding Series 2007, 5.875%, 9/01/37	9/17 at 102.00	N/R	7,734,825

2,000	Tejon Ranch Public Facilities Financing Authority, California, Community Facilities District 2008-1 Tejon Industrial Complex East 2012A, 5.250%, 9/01/40	No Opt. Call	N/R	1,996,960

4,000	Tejon Ranch Public Facilities Financing Authority, California, Community Facilities District 2008-1 Tejon Industrial Complex East 2012B, 5.250%, 9/01/42	No Opt. Call	N/R	3,993,760

1,500	Temecula Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project 1, Series 2002, 5.250%, 8/01/36 – NPFG Insured	7/13 at 100.00	A–	1,501,260

	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1:
11,185	5.375%, 6/01/38	6/15 at 100.00	B–	10,156,092
5,995	5.500%, 6/01/45	6/15 at 100.00	B–	5,444,000

	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2001A:
3,740	5.000%, 6/01/37	6/14 at 100.00	BB+	3,463,651
26,620	5.125%, 6/01/46	6/14 at 100.00	B+	23,987,814

	Tulare Local Health Care District, California, Revenue Bonds, Series 2007:
525	5.000%, 11/01/15	No Opt. Call	B+	535,631
550	5.000%, 11/01/16	No Opt. Call	B+	561,319
835	5.100%, 11/01/27	11/17 at 100.00	B+	799,663
2,785	5.200%, 11/01/32	11/17 at 100.00	B+	2,598,127

1,210	Turlock Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2011, 7.500%, 9/01/39	3/21 at 100.00	BBB+	1,392,444

	Twenty-nine Palms Redevelopment Agency, California, Tax Allocation Bonds, Four Corners Project Area, Series 2011A:
760	7.400%, 9/01/32	9/21 at 100.00	BBB+	911,726
3,460	7.650%, 9/01/42	9/21 at 100.00	BBB+	4,138,506

2,500	University of California, General Revenue Bonds, Tender Option Bond Trust 3318, 13.824%, 5/15/20 (IF) (5)	No Opt. Call	Aa2	3,208,625

2,415	Val Verde Unified School District Financing Authority, California, Special Tax Revenue, Junior Lien Refunding Series 2003, 6.250%, 10/01/28	10/13 at 102.00	N/R	2,476,607

108	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)

$3,879	Ventura County Area Housing Authority, California, Mira Vista Senior Apartments Project, Junior Subordinate Series 2006C, 6.500%, 12/01/39 (Mandatory put 7/01/16) (Alternative Minimum Tax)	No Opt. Call	N/R	$3,818,565

600	West Hollywood Community Development Commission, California, East Side Redevelopment Project Series 2011 Tax Allocation Bonds Series 2011A, 7.500%, 9/01/42	9/21 at 100.00	BBB	741,810

1,000	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Refunding Series 2009A, 8.625%, 9/01/39	9/14 at 105.00	N/R	1,078,480

2,565	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Refunding Series 2009B, 10.000%, 9/01/32	9/14 at 105.00	N/R	2,789,848

	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Series 2003B:
1,100	6.750%, 9/01/30	9/13 at 103.00	N/R	1,126,268
3,400	7.000%, 9/01/38	9/13 at 103.00	N/R	3,476,432

7,500	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Series 2004B, 6.000%, 9/01/39	9/13 at 102.00	N/R	7,502,475

3,900	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 2001-1, Series 2004A, 6.125%, 9/01/39	9/13 at 103.00	N/R	3,911,778

2,325	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Refunding Series 1999F, 6.100%, 9/01/29	9/13 at 100.00	N/R	2,335,951

	Western Hills Water District, Stanislaus County, California, Special Tax Bonds, Diablo Grande Community Facilities District 1, Series 2005:
1,000	5.625%, 9/01/24	9/13 at 102.00	N/R	858,390
3,755	5.800%, 9/01/31	9/13 at 102.00	N/R	3,059,837

	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial Redevelopment Project 1, Subordinate Lien Series 2011A:
1,775	5.750%, 11/01/36	11/21 at 100.00	A	1,974,705
3,885	5.875%, 11/01/41	11/21 at 100.00	A	4,358,076
1,200	5.875%, 11/01/45	11/21 at 100.00	A	1,339,296

700	Westside Union School District, California, Special Tax Bonds, Community Facilities District 2005-3, Series 2006, 5.000%, 9/01/26	9/14 at 102.00	N/R	711,557

4,600	William S. Hart Union High School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2006, 5.300%, 9/01/36	9/15 at 100.00	N/R	4,618,078

	Yuba County, California, Special Tax Bonds, Community Facilities District 2004-1, Edgewater, Series 2005:
2,575	5.000%, 9/01/23	3/15 at 100.00	N/R	2,554,323
7,270	5.125%, 9/01/35	3/15 at 100.00	N/R	6,719,152
1,829,757	Total California			1,677,928,762
	Colorado – 6.3%

	Adonea Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2005A:
3,000	6.125%, 12/01/25 (4)	12/15 at 100.00	N/R	1,960,530
5,380	6.250%, 12/01/35 (4)	12/15 at 100.00	N/R	3,510,880

6,540	Alpine Mountain Ranch Metropolitan District, Special Improvement District 1, Routt County, Colorado, Special Assessment Revenue Bonds, Series 2011, 9.000%, 12/01/30	12/20 at 100.00	N/R	7,250,440

1,750	Antelope Heights Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.000%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R	1,650,723

19,254	Arista Metropolitan District, Colorado, Special Revenue Bonds, Series 2005, 6.750%, 12/01/35	12/15 at 100.00	N/R	14,748,179

3,500	Arista Metropolitan District, Colorado, Special Revenue Bonds, Series 2008, 9.250%, 12/01/37	12/15 at 100.00	N/R	2,572,150

Nuveen Investments	109

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)

	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006:
$3,800	5.250%, 10/01/32 – SYNCORA GTY Insured	10/16 at 100.00	BBB–	$3,893,480
13,290	5.250%, 10/01/40 – SYNCORA GTY Insured	10/16 at 100.00	BBB–	13,549,421

1,675	BNC Metropolitan District 1, Colorado, General Obligation Bonds, Series 2004, 8.050%, 12/01/34	12/14 at 101.00	N/R	1,717,595

1,015	Bradburn Metropolitan District 3, Westminster, Adams County, Colorado, General Obligation Limited Tax Refunding Bonds, Series 2010, 7.500%, 12/01/39	12/13 at 102.00	N/R	1,043,166

	Bromley Park Metropolitan District 2, Brighton, Colorado, General Obligation Bonds, Refunding Series 2007A:
125	5.000%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	116,994
5,895	5.125%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R	5,191,314

	Bromley Park Metropolitan District 3, Brighton, Colorado, General Obligation Bonds, Refunding & Improvement Series 2007:
155	4.250%, 12/01/19 – RAAI Insured	12/17 at 100.00	N/R	157,416
1,555	4.625%, 12/01/29 – RAAI Insured	12/17 at 100.00	N/R	1,505,909
4,315	4.750%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R	4,041,429

1,495	Buckhorn Valley Metropolitan District 2, Gypsum, Eagle County, Colorado, General Obligation Bonds, Series 2003, 7.000%, 12/01/23	12/13 at 100.00	N/R	1,218,739

5,870	Buckhorn Valley Metropolitan District 2, Gypsum, Eagle County, Colorado, General Obligation Limited Tax Refunding and Improvement Bonds, Series 2010, 8.500%, 12/01/39	12/19 at 100.00	N/R	4,475,288

1,425	Buckley Ranch Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35	12/16 at 100.00	N/R	1,051,679

5	Buffalo Ridge Metropolitan District, Colorado, Limited Obligation Assessment Bonds, Series 2003, 7.500%, 12/01/33 (Pre-refunded 12/01/13)	12/13 at 101.00	N/R (6)	5,227

	Castle Oaks Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2005:
606	6.000%, 12/01/25 (Pre-refunded 12/01/15)	12/15 at 100.00	N/R (6)	685,544
1,428	6.125%, 12/01/35 (Pre-refunded 12/01/15)	12/15 at 100.00	N/R (6)	1,619,995

4,010	Castle Oaks Metropolitan District, In the Town of Castle Rock, Douglas County, Colorado, General Obligation Bonds, Limited Tax Refunding and Improvement Series 2012, 5.500%, 12/01/22	No Opt. Call	N/R	4,038,872

6,905	Central Marksheffel Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2004, 7.250%, 12/01/29	12/14 at 100.00	N/R	6,983,372

6,000	Cimarron Metropolitan District, Arvada, Colorado, Limited Tax Revenue Bonds, Convertible to Unlimited Tax, Series 2012, 6.000%, 12/01/22	10/17 at 100.00	N/R	6,049,320

4,330	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Academy of Charter Schools Project, Series 2010B, 7.250%, 11/01/34	11/20 at 100.00	B–	4,825,872

1,110	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Carbon Valley Academy, Series 2006, 5.625%, 12/01/36	12/16 at 100.00	N/R	884,381

3,360	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Cesar Chavez Academy, Series 2003, 8.000%, 5/01/34 (4)	5/14 at 101.00	N/R	2,351,563

500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	N/R	508,480

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Elbert County Charter School, Series 2004:
100	6.750%, 3/01/14	No Opt. Call	N/R	100,140
730	7.250%, 3/01/24	3/14 at 100.00	N/R	713,882
1,570	7.375%, 3/01/35	3/14 at 100.00	N/R	1,500,308

110	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)

$4,360	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Flagstaff Academy Project, Series 2008A, 7.000%, 8/01/38	8/18 at 100.00	N/R	$4,903,518

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Jefferson County School District R-1 – Compass Montessori Secondary School, Series 2006:
2,350	5.500%, 2/15/26	2/16 at 101.00	N/R	2,253,956
2,370	5.625%, 2/15/36	2/16 at 101.00	N/R	2,218,296

1,785	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Knowledge Quest Academy Charter School, Series 2005, 6.500%, 5/01/36	5/15 at 100.00	N/R	1,785,946

1,080	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Littleton Preparatory Charter School, Series 2013, 5.000%, 12/01/42	No Opt. Call	BBB–	1,103,058

3,870	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Mountain Phoenix Community School, Series 2012, 7.000%, 10/01/42	10/22 at 100.00	N/R	3,850,573

2,335	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, New Vision Charter School Series 2008A, 6.750%, 4/01/40	4/18 at 100.00	N/R	2,396,037

965	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Twin Peaks Charter Academy, Series 2011B, 7.500%, 3/15/35	3/21 at 100.00	BBB–	1,121,484

1,705	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Windsor Academy, Series 2007A, 5.700%, 5/01/37	5/17 at 100.00	BBB–	1,728,086

3,965	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori Peaks Academy, Series 2006A, 5.500%, 5/01/36	5/16 at 102.00	N/R	3,719,408

1,875	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori School of Evergreen, Series 2005A, 6.500%, 12/01/35	12/15 at 100.00	N/R	1,903,294

2,880	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Pikes Peak School of Expeditionary Learning Charter School, Series 2008, 6.625%, 6/01/38	6/18 at 102.00	N/R	3,040,646

28,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2007A, 5.900%, 8/01/37	8/17 at 100.00	N/R	28,486,920

4,900	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2009A, 7.750%, 8/01/39	8/19 at 100.00	N/R	5,489,813

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Colorado Senior Residences Project, Series 2012:
1,800	6.750%, 6/01/32	6/22 at 100.00	N/R	1,941,750
3,630	7.000%, 6/01/42	6/22 at 100.00	N/R	3,942,071
4,125	7.125%, 6/01/47	6/22 at 100.00	N/R	4,504,253

	Colorado Health Facilities Authority, Health Facilities Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 3702:
3,500	17.853%, 1/01/18 (IF) (5)	No Opt. Call	AA	5,167,120
1,000	18.859%, 1/01/18 (IF) (5)	No Opt. Call	AA	1,562,240
1,250	18.859%, 1/01/18 (IF) (5)	No Opt. Call	AA	1,952,800

8,720	Colorado Health Facilities Authority, Revenue Bonds, Craig Hospital Project, Series 2012, 4.000%, 12/01/42 (UB) (5)	12/22 at 100.00	AA–	8,771,622

1,315	Colorado Housing and Finance Authority, Multifamily Housing Revenue Senior Bonds, Castle Highlands Apartments Project, Series 2000A-1, 5.900%, 12/01/20 – AMBAC Insured (Alternative Minimum Tax)	7/13 at 100.00	N/R	1,315,736

	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series 2007:
1,310	6.200%, 4/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	1,310,092
279	5.000%, 9/01/16 (Alternative Minimum Tax) (7)	No Opt. Call	N/R	200,517

Nuveen Investments	111

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)

$3,000	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series 2013, 6.875%, 10/01/27 (Alternative Minimum Tax)	No Opt. Call	N/R	$3,010,650

	Compark Business Campus Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007A:
1,095	5.300%, 12/01/22 – RAAI Insured	12/17 at 100.00	N/R	1,106,027
3,580	5.750%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	3,624,320
8,750	5.600%, 12/01/34 – RAAI Insured	12/17 at 100.00	N/R	8,577,800

5,915	Compark Business Campus Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Series 2012A, 6.750%, 12/01/39 – RAAI Insured	12/22 at 100.00	N/R	6,138,410

5,045	Compark Business Campus Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Taxable Series 2012B, 9.500%, 12/01/27 – RAAI Insured	12/22 at 100.00	N/R	5,024,568

	Confluence Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007:
6,910	5.400%, 12/01/27	12/17 at 100.00	N/R	6,141,677
9,465	5.450%, 12/01/34	12/17 at 100.00	N/R	8,025,184

	Conservatory Metropolitan District, Aurora, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Series 2007:
100	5.000%, 12/01/22 – RAAI Insured	12/17 at 100.00	N/R	98,872
422	4.750%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	386,548
2,360	5.125%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R	2,124,094
345	4.875%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R	299,394

	Copperleaf Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2006:
5,000	5.850%, 12/01/26	12/16 at 100.00	N/R	4,154,950
3,980	5.950%, 12/01/36	12/16 at 100.00	N/R	3,051,665

5,200	Cornerstone Metropolitan District 2, Montrose and Ouray Counties, Colorado, Limited Tax General Obligation Refunding Bonds, Series 2010A, 8.000%, 12/01/40	12/21 at 100.00	N/R	5,746,260

4,126	Crystal Crossing Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/36	12/16 at 100.00	N/R	2,820,616

	Denver City and County, Colorado, Special Facilities Airport Revenue Bonds, United Air Lines Corporation, Series 2007A:
3,500	5.750%, 10/01/32 (Alternative Minimum Tax)	10/17 at 100.00	B	3,671,990
12,500	5.250%, 10/01/32 (Alternative Minimum Tax)	10/17 at 100.00	B	12,816,125

2,110	Denver West Promenade Metropolitan District, Colorado, General Obligation Bonds, Series 2013, 5.375%, 12/01/42	6/23 at 100.00	N/R	2,141,080

	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation Series 2010A:
22,000	0.000%, 9/01/35	No Opt. Call	Baa2	7,140,540
7,500	0.000%, 9/01/39	No Opt. Call	Baa2	1,994,175
2,495	0.000%, 9/01/41	No Opt. Call	Baa2	596,604

1,125	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/26 – NPFG Insured	No Opt. Call	Baa2	633,600

	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
47,245	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	Baa2	22,172,079
5,285	0.000%, 9/01/30 – NPFG Insured	No Opt. Call	Baa2	2,332,165
500	0.000%, 9/01/31 – NPFG Insured	No Opt. Call	Baa2	207,480
10,950	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	Baa2	4,266,011
500	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	Baa2	182,970

	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Refunding Series 2006B:
21,100	0.000%, 9/01/35 – NPFG Insured	9/26 at 63.78	Baa2	6,828,804
18,960	0.000%, 9/01/37 – NPFG Insured	9/26 at 57.65	Baa2	5,468,254
30,000	0.000%, 9/01/39 – NPFG Insured	9/26 at 52.09	Baa2	7,725,000

112	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)

	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A:
$40,250	0.000%, 9/01/27 – NPFG Insured	No Opt. Call	Baa2	$21,341,355
24,045	0.000%, 9/01/28 – NPFG Insured	No Opt. Call	Baa2	11,997,493
25,600	0.000%, 9/01/34 – NPFG Insured	No Opt. Call	Baa2	8,823,808

	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B:
3,000	0.000%, 9/01/27 – NPFG Insured	9/20 at 67.94	Baa2	1,470,930
9,000	0.000%, 9/01/29 – NPFG Insured	9/20 at 60.30	Baa2	3,858,300
1,320	0.000%, 9/01/33 – NPFG Insured	9/20 at 48.04	Baa2	441,223

20,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2006A, 0.000%, 9/01/38 – NPFG Insured	9/26 at 54.77	Baa2	5,440,400

665	Eagle Ranch Metropolitan District, Eagle County, Colorado, General Obligation Refunding Bonds, Series 2011, 5.500%, 12/01/28	12/21 at 100.00	BBB+	751,556

	Ebert Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007:
300	5.000%, 12/01/22 – RAAI Insured	12/17 at 100.00	N/R	305,394
1,210	5.200%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	1,222,620
17,420	5.350%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R	17,395,438

3,493	Elbert and Highway 86 Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R	2,546,467

3,345	Elkhorn Ranch Metropolitan District 1, Colorado, General Obligation Limited Tax Bonds, Series 2005, 6.375%, 12/01/35	12/15 at 100.00	N/R	3,134,365

4,150	Fallbrook Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 5.625%, 12/01/26	12/16 at 100.00	N/R	3,783,431

1,788	Fallbrook Metropolitan District, Colorado, Limited Tax Bonds, Series 2007, 6.750%, 12/15/26	12/16 at 100.00	N/R	1,602,888

5,570	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R	6,048,463

775	Fossil Ridge Metropolitan District 1, Lakewood, Colorado, Tax-Supported Revenue Bonds, Refunding Series 2010, 7.250%, 12/01/40	12/20 at 100.00	N/R	829,886

6,329	Granby Ranch Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 6.750%, 12/01/36	12/15 at 100.00	N/R	6,460,390

2,142	Great Western Metropolitan District 5, Colorado, General Obligation Limited Tax Revenue Bonds, Series 2009A-1, 9.000%, 8/01/39	12/19 at 100.00	N/R	2,257,582

2,780	Great Western Metropolitan District 5, Colorado, General Obligation Limited Tax Revenue Bonds, Series 2009A-2, 9.000%, 8/01/39	12/19 at 100.00	N/R	2,930,009

4,000	Great Western Metropolitan District 5, Colorado, General Obligation Limited Tax Revenue Bonds, Series 2010, 9.000%, 11/01/40	12/20 at 100.00	N/R	4,189,760

750	Harvest Junction Metropolitan District, Longmont, Colorado, General Obligation Bonds, Refunding and Improvement Series 2012, 5.375%, 12/01/37	12/22 at 100.00	N/R	784,260

6,847	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited Tax, Series 2007A, 5.500%, 12/01/37	12/17 at 100.00	N/R	5,608,378

825	High Point Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35	12/16 at 100.00	N/R	759,998

716	Horse Creek Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R	608,958

	Huntington Trails Metropolitan District, Colorado, General Obligation Bonds, Series 2008:
1,000	6.250%, 12/01/36	12/16 at 100.00	N/R	1,034,220
1,695	8.250%, 12/01/37	12/16 at 100.00	N/R	1,723,544

3,645	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds, Series 2007, 6.750%, 1/01/34	1/18 at 100.00	N/R	3,814,784

Nuveen Investments	113

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)

$2,282	Laredo Metropolitan District, Colorado, General Obligation Bonds, Series 2003, 7.500%, 12/01/33	12/13 at 101.00	N/R	$1,858,780

1,602	Liberty Ranch Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2006, 6.250%, 12/01/36	12/16 at 100.00	N/R	1,433,678

330	Maher Ranch Metropolitan District 4, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.250%, 12/01/36 – RAAI Insured	12/17 at 100.00	N/R	319,579

2,640	Mead Western Meadows Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 5.750%, 12/01/36	12/17 at 100.00	N/R	2,759,460

	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007:
1,250	5.500%, 12/01/27	12/16 at 100.00	N/R	1,068,313
2,300	5.625%, 12/01/37	12/16 at 100.00	N/R	1,896,488

2,495	Park Creek Metropolitan District, Colorado, Limited Tax Obligation Revenue Bonds, Series 2003CR-1, 7.875%, 12/01/32	12/13 at 100.00	N/R	2,549,965

1,495	Park Creek Metropolitan District, Colorado, Limited Tax Obligation Revenue Bonds, Series 2003CR-2, 7.875%, 12/01/32 (Mandatory put 12/01/13)	12/13 at 100.00	N/R	1,523,943

2,749	Piney Creek Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2005, 5.500%, 12/01/35	12/15 at 100.00	N/R	2,772,531

4,500	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 5.000%, 12/01/40	12/22 at 100.00	N/R	4,704,840

1,000	Poudre Tech Metro District, Colorado, Unlimited Property Tax Supported Revenue Bonds, Refunding & Improvement Series 2010A, 5.000%, 12/01/30 – AGM Insured	12/20 at 100.00	AA–	990,150

	Prairie Center Metropolitan District 3, Colorado, Limited Property Tax Revenue Bonds, Series 2006A:
4,705	5.250%, 12/15/21	12/16 at 100.00	N/R	4,783,809
10,930	5.400%, 12/15/31	12/16 at 100.00	N/R	10,989,896

	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008:
630	6.250%, 11/15/28	No Opt. Call	A	798,197
21,170	6.500%, 11/15/38	No Opt. Call	A	28,786,119

	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
4,000	6.500%, 1/15/30	7/20 at 100.00	Baa3	4,833,480
2,500	6.000%, 1/15/34	7/20 at 100.00	Baa3	2,904,500

3,000	Rendezvous Residential Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2007, 5.375%, 12/01/21	12/17 at 100.00	N/R	2,854,200

1,955	River Oaks Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35	12/16 at 100.00	N/R	1,800,966

1,214	River Park Metropolitan District, New Castle, Garfield County, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2009, 6.990%, 6/15/39	9/14 at 100.00	N/R	1,231,724

2,301	Silver Peaks Metropolitan District 2, Colorado, Limited Tax Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R	1,575,380

	Southlands Metropolitan District 1, Colorado, Limited Tax General Obligation Bonds, Series 2007:
1,640	4.625%, 12/01/22 – RAAI Insured	12/17 at 100.00	N/R	1,623,305
1,620	5.250%, 12/01/34 – RAAI Insured	12/17 at 100.00	N/R	1,607,931

2,295	Southlands Metropolitan District 2, Aurora, Colorado, General Obligation Bonds, Series 2010, 7.375%, 12/01/35	12/20 at 100.00	N/R	2,517,087

4,990	Stetson Ridge Metropolitan District 3, Colorado, Limited Tax General Obligation Bonds, Series 2012, 7.125%, 12/01/42	No Opt. Call	N/R	5,007,914

7,500	Stone Ridge Metropolitan District 2, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited, Series 2007, 7.250%, 12/01/31	12/17 at 100.00	N/R	1,938,450

114	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)

$1,303	Stoneridge Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 5.625%, 12/01/36	12/17 at 100.00	N/R	$1,180,844

2,550	Tabernash Meadows Water and Sanitation District, Grand County, Colorado, General Obligation Refunding Bonds, Series 2010, 7.125%, 12/01/34	12/20 at 100.00	N/R	2,792,862

1,040	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.100%, 12/01/26	12/16 at 100.00	N/R	1,067,685

6,455	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	6,869,346

1,195	Traditions Metropolitan District 2, Colorado, Limited Tax General Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R	1,182,763

9,500	Valagua Metropolitan District, Eagle County, Colorado, General Obligation Limited Tax Bonds, Series 2008, 7.750%, 12/01/37	12/18 at 100.00	N/R	6,308,190

525	Waterfront Metropolitan District, Loveland, Colorado, General Obligation Bonds, Refunding & Improvement Series 2007, 4.800%, 12/01/35 – RAAI Insured	12/17 at 100.00	N/R	464,037

	Wheatlands Metropolitan District 2, City of Aurora, Colorado, General Obligation Bonds, Subordinate Limited Tax Convertible to Unlimited Tax, Series 2008:
2,209	6.000%, 12/01/25	12/15 at 100.00	N/R	2,103,962
4,946	6.125%, 12/01/35	12/15 at 100.00	N/R	4,442,646
7,000	8.250%, 12/15/35	12/15 at 100.00	N/R	7,133,630

2,059	Wildgrass Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 6.200%, 12/01/34	12/16 at 100.00	N/R	2,114,634

1,300	Winter Farm Metropolitan District 1, Colorado, Property Tax Supported Revenue Bonds, Series 2011, 144A, 7.500%, 12/01/39 (Pre-refunded 12/01/18)	12/18 at 100.00	N/R (6)	1,753,388

	Wyndham Hill Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2005:
500	6.250%, 12/01/25	12/15 at 100.00	N/R	495,165
1,393	6.375%, 12/01/35	12/15 at 100.00	N/R	1,365,962
778,853	Total Colorado			588,671,135
	Connecticut – 1.4%

12,250	Connecticut Development Authority, Airport Facilities Revenue Bonds, Learjet Inc., Series 2004, 7.950%, 4/01/26 (Alternative Minimum Tax)	10/14 at 101.00	Ba2	13,103,090

	Hamden, Connecticut, Facility Revenue Bonds, Whitney Center Project, Series 2009A:
1,250	7.625%, 1/01/30	1/20 at 100.00	N/R	1,382,913
3,570	7.750%, 1/01/43	1/20 at 100.00	N/R	3,898,583

	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A:
932	7.000%, 4/01/22	4/20 at 100.00	N/R	1,065,015
37,720	7.875%, 4/01/39	4/20 at 100.00	N/R	43,095,100

	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate Lien Series 1997B:
8,600	5.700%, 9/01/12 (4)	No Opt. Call	N/R	3,999,000
29,000	5.750%, 9/01/18 (4)	7/13 at 100.00	N/R	13,743,100
22,500	5.750%, 9/01/27 (4)	7/13 at 100.00	N/R	10,607,850

2,250	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate Lien Series 1999A, 5.500%, 9/01/28 (4)	7/13 at 100.00	N/R	1,061,190

26,125	Mashantucket Western Pequot Tribe, Connecticut, Subordinate Special Revenue Bonds, Series 2006A, 5.500%, 9/01/36 (4)	9/16 at 100.00	N/R	12,318,199

	Mashantucket Western Pequot Tribe, Connecticut, Subordinate Special Revenue Bonds, Series 2007A:
13,750	6.500%, 9/01/31 (4)	11/17 at 100.00	N/R	6,471,300
12,170	5.750%, 9/01/34 (4)	11/17 at 100.00	N/R	5,735,478

Nuveen Investments	115

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Connecticut (continued)

$1,885	Mohegan Tribe of Indians of Connecticut, Gaming Authority Priority Distribution Payment Public Improvement Bonds, Series 2001, 6.250%, 1/01/31	7/13 at 100.00	B	$1,886,602

	Mohegan Tribe of Indians of Connecticut, Gaming Authority Priority Distribution Payment Public Improvement Bonds, Series 2003:
500	5.125%, 1/01/23	1/14 at 100.00	B	500,550
10,600	5.250%, 1/01/33	1/14 at 100.00	B	10,602,650

5,000	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011aA, 7.000%, 4/01/41	4/21 at 100.00	N/R	5,386,250
188,102	Total Connecticut			134,856,870
	Delaware – 0.2%

13,665	Delaware Economic Development Authority, Exempt Facility Revenue Bonds, Indian River Power LLC Project, Series 2010, 5.375%, 10/01/45	10/20 at 100.00	Baa3	14,696,161

2,110	Kent County, Delaware, Revenue Bonds, Charter School, Inc. Project, Refunding Series 2011, 7.375%, 5/01/37	5/21 at 100.00	BBB–	2,513,516

1,430	Wilmington, Delaware, Multifamily Rental Housing Revenue Bonds, Lincoln Towers Associates, LLC Project, Series 2011A and Series 2011B, 8.250%, 7/15/48 (Mandatory put 7/15/28)	7/21 at 100.00	N/R	1,588,401
17,205	Total Delaware			18,798,078
	District of Columbia – 0.5%

3,500	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.750%, 5/15/40	5/13 at 100.00	Baa1	3,596,180

	District of Columbia, Hospital Revenue Bonds, Children’s Hospital Obligated Group, Tender Option Bond Trust 11839:
1,220	18.779%, 7/15/17 – AGM Insured (IF)	No Opt. Call	AA–	1,704,303
2,425	18.880%, 7/15/17 – AGM Insured (IF)	No Opt. Call	AA–	3,391,096

2,050	District of Columbia, Revenue Bonds, Center for Strategic and International Studies, Inc., Series 2011, 6.625%, 3/01/41	3/21 at 100.00	BBB–	2,246,226

	District of Columbia, Revenue Bonds, Cesar Chavez Public Charter Schools for Public Policy, Series 2011:
2,590	7.125%, 11/15/26	11/20 at 100.00	BBB–	2,944,830
2,740	7.500%, 11/15/31	11/20 at 100.00	BBB–	3,169,632
1,000	7.875%, 11/15/40	11/20 at 100.00	BBB–	1,181,000

175	District of Columbia, Revenue Bonds, Friendship Public Charter School Inc., Series 2006, 5.000%, 6/01/26 – ACA Insured	6/16 at 100.00	BBB	180,283

2,500	District of Columbia, Revenue Bonds, Howard University, Series 2011A, 6.500%, 10/01/41 (UB) (5)	4/21 at 100.00	A–	3,029,200

	District of Columbia, Revenue Bonds, Howard University, Tender Option Bond Trust 1006:
2,500	22.973%, 10/01/37 (IF) (5)	4/21 at 100.00	A–	4,655,500
1,250	22.973%, 10/01/41 (IF) (5)	4/21 at 100.00	A–	2,308,400
1,750	22.973%, 10/01/41 (IF) (5)	4/21 at 100.00	A–	3,231,760
625	23.571%, 10/01/41 (IF) (5)	4/21 at 100.00	A–	1,154,200

	District of Columbia, Revenue Bonds, National Public Radio, Tender Option Bond Trust 3163:
3,000	17.620%, 4/01/33 (IF)	4/15 at 100.00	AA–	3,767,040
2,375	17.620%, 4/01/33 (IF)	4/15 at 100.00	AA–	2,982,240

	Metropolitan Washington Airports Authority, District of Columbia, Dulles Toll Road Revenue Bonds, Capital Appreciation Series 2009B–2:
2,450	0.000%, 10/01/27 – AGC Insured	No Opt. Call	AA–	1,323,809
1,400	0.000%, 10/01/29 – AGC Insured	No Opt. Call	AA–	672,588
4,810	0.000%, 10/01/32 – AGC Insured	No Opt. Call	AA–	1,927,608

5,000	Metropolitan Washington D.C. Airports Authority, District of Columbia, Airport System Revenue Bonds, Tender Option Bond Trust 11798, 17.375%, 4/01/31 – AGM Insured (Alternative Minimum Tax) (IF)	10/16 at 100.00	AA–	6,153,400
43,360	Total District of Columbia			49,619,295

116	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida – 10.9%

	Alachua County Health Facilities Authority, Florida, Continuing Care Retirement Community Revenue Bonds, Oak Hammock Project, Series 2012A:
$2,500	8.000%, 10/01/42	10/22 at 102.00	N/R	$3,057,325
2,500	8.000%, 10/01/46	10/22 at 102.00	N/R	3,046,775

5,000	Alachua County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Terraces at Bonita Springs Project, Mandatory Paydown TEMP -80 Series 2011B-1, 7.375%, 11/15/19	11/14 at 100.00	N/R	5,081,600

	Alachua County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Terraces at Bonita Springs Project, Series 2011A:
10,380	8.000%, 11/15/31	11/21 at 100.00	N/R	12,292,826
10,700	8.125%, 11/15/41	11/21 at 100.00	N/R	12,641,622

3,860	Amelia National Community Development District, Nassau County, Florida, Special Assessment Bonds, Series 2004A, 6.300%, 5/01/35	5/14 at 101.00	N/R	3,692,553

3,125	Amelia National Community Development District, Nassau County, Florida, Special Assessment Bonds, Series 2006A, 5.375%, 5/01/37	5/15 at 100.00	N/R	2,470,188

2,400	Anthem Park Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2004, 5.800%, 5/01/36 (8)	5/15 at 101.00	N/R	1,725,864

1,300	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing Project, Series 2013A, 5.000%, 11/15/37	11/23 at 100.00	BBB	1,394,120

20,280	Ave Maria Stewardship Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.125%, 5/01/38	5/16 at 100.00	N/R	19,279,790

24,830	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Series 2012, 6.700%, 5/01/42	5/22 at 100.00	N/R	25,927,238

15,405	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.300%, 5/01/35 (4)	5/15 at 101.00	N/R	15,455,837

4,075	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2012-1, 0.000%, 5/01/37	5/22 at 100.00	N/R	3,559,513

3,475	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2012-2, 5.400%, 5/01/37	5/22 at 100.00	N/R	3,587,486

4,960	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2012-3, 0.000%, 5/01/37	5/22 at 100.00	N/R	3,761,664

3,430	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2012-5, 0.000%, 5/01/37	5/22 at 100.00	N/R	2,429,778

2,650	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2010A, 6.000%, 9/01/40	9/20 at 100.00	BBB–	2,892,396

	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2013A:
2,495	5.000%, 9/01/43	9/23 at 100.00	BBB–	2,510,843
1,035	5.000%, 9/01/45	9/23 at 100.00	BBB–	1,037,412
2,550	5.000%, 9/01/48	9/23 at 100.00	BBB–	2,541,432

1,950	Bay Laurel Center Community Development District, Marion County, Florida, Candler Hills Project, Special Assessment Bonds, Series 2006A, 5.450%, 5/01/37	5/16 at 100.00	N/R	1,942,239

12,870	Beacon Lakes Community Development District, Florida, Special Assessment Bonds, Series 2003A, 6.900%, 5/01/35	5/14 at 100.00	N/R	13,023,153

9,360	Beacon Lakes Community Development District, Florida, Special Assessment Bonds, Series 2007A, 6.000%, 5/01/38	5/17 at 100.00	N/R	9,865,534

7,425	Beacon Lakes Community Development District, Florida, Special Assessment Bonds, Subordinate Lien Series 2007B, 6.200%, 5/01/38	5/17 at 100.00	N/R	7,782,959

3,080	Beeline Community Development District, Palm Beach County, Florida, Special Assessment Bonds, Series 2008A, 7.000%, 5/01/37	5/18 at 100.00	N/R	3,360,773

3,600	Bella Vida Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.375%, 5/01/37	5/16 at 100.00	N/R	3,122,856

Nuveen Investments	117

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)

$1,000	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds, Phase 1 Project, Series 2013A, 6.500%, 11/01/43	11/24 at 100.00	N/R	$1,015,910

1,965	Bloomingdale Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2004, 5.875%, 5/01/36 (9)	5/15 at 101.00	N/R	1,495,896

5,680	Boynton Beach, Florida, Revenue Bonds, Charter Schools of Boynton Beach, Series 2012A, 6.800%, 6/01/42 – NPFG Insured	6/22 at 100.00	BBB–	5,896,067

2,755	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007-A1, 5.750%, 5/01/37	5/17 at 100.00	N/R	2,456,689

5,680	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007A2, 6.000%, 5/01/38	5/17 at 100.00	N/R	5,226,509

	Capital Projects Finance Authority, Florida, Student Housing Revenue Bonds, Capital Projects Loan Program, Series 2001F-1:
660	5.125%, 10/01/21 – NPFG Insured	10/13 at 100.00	Baa2	659,749
11,810	5.000%, 10/01/31 – NPFG Insured	7/13 at 101.00	Baa2	11,753,194

2,500	Capital Trust Agency, Florida, Revenue Bonds, Miami Community Charter School Project, Series 2010A, 7.000%, 10/15/40	10/20 at 100.00	N/R	2,684,150

1,390	Caribe Palm Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.850%, 5/01/35	5/15 at 101.00	N/R	1,455,969

2,975	Cascades at Groveland Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.300%, 5/01/36	5/16 at 100.00	N/R	2,418,318

3,000	Century Gardens at Tamiami Community Development District, Miami-Dade County, Florida, Special Assessment Revenue Bonds, Series 2007A, 6.250%, 5/01/37	5/17 at 100.00	N/R	2,926,890

3,630	Coconut Cay Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.375%, 5/01/36	5/15 at 100.00	N/R	3,777,197

3,175	Copper Oaks Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.450%, 5/01/35	5/15 at 100.00	N/R	2,884,075

3,400	Cordoba Ranch Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2006, 5.550%, 5/01/37	5/16 at 100.00	N/R	3,230,034

2,785	Country Greens Community Development District, Florida, Special Assessment Bonds, Series 2003, 6.625%, 5/01/34	5/14 at 100.00	N/R	2,814,075

1,535	Dade County Industrial Development Authority, Florida, Revenue Bonds, Miami Cerebral Palsy Residential Services Inc., Series 1995, 8.000%, 6/01/22	6/13 at 100.00	N/R	1,535,399

6,065	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2005, 5.450%, 5/01/36	5/15 at 101.00	N/R	6,227,906

3,195	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.375%, 5/01/36	5/15 at 100.00	N/R	2,464,208

6,010	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2011B, 7.250%, 5/01/21	No Opt. Call	N/R	6,577,765

4,520	East Park Community Development District, Florida, Special Assessment Revenue Bonds, Series 2002, 6.850%, 5/01/33 (4)	5/14 at 100.00	N/R	4,558,149

391	East Park Community Development District, Florida, Special Assessment Revenue Bonds, Series 2008, 7.500%, 5/01/15 (4)	No Opt. Call	N/R	17,613

1,405	Enclave at Black Point Marina Community Development District, Florida, Special Assessment Bonds, Series 2007A, 5.400%, 5/01/37	5/17 at 100.00	N/R	1,440,813

1,525	Enclave at Black Point Marina Community Development District, Florida, Special Assessment Bonds, Series 2007B, 5.200%, 5/01/14	No Opt. Call	N/R	1,539,366

1,955	Flora Ridge Educational Facilities Benefit District, Florida, Capital Improvement Revenue Bonds, Series 2007, 5.300%, 5/01/37	5/17 at 100.00	N/R	1,786,733

118	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)

$4,615	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Bay Area Charter Foundation, LLC Projects, Series 2011A, 7.750%, 6/15/42	12/21 at 101.00	N/R	$5,285,652

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2010A:
1,500	6.000%, 9/15/30	9/20 at 100.00	BB+	1,624,140
4,000	6.000%, 9/15/40	9/20 at 100.00	BB+	4,282,120

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2011A:
9,610	7.000%, 6/15/26	6/21 at 100.00	BB–	11,329,517
5,275	7.500%, 6/15/33	6/21 at 100.00	BB–	6,321,718
7,500	7.625%, 6/15/41	6/21 at 100.00	BB–	8,982,225

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2012A:
1,500	6.000%, 6/15/32	No Opt. Call	N/R	1,511,400
3,300	6.125%, 6/15/43	No Opt. Call	N/R	3,309,999

1,625	Florida Development Finance Corporation, Revenue Bonds, Learning Gate Community Charter School Project, Series 2007A, 6.000%, 2/15/37	2/17 at 100.00	BBB–	1,673,571

	Florida Housing Finance Agency, Housing Revenue Bonds, Brittany of Rosemont Apartments Phase II, Series 1995C-1:
1,320	6.875%, 8/01/26 – AMBAC Insured (Alternative Minimum Tax)	8/13 at 100.00	N/R	1,322,046
3,295	7.000%, 2/01/35 – AMBAC Insured (Alternative Minimum Tax)	7/13 at 100.00	N/R	3,300,239

4,275	Florida Housing Finance Corporation, Multifamily Mortgage Revenue Bonds, Crossroads Apartments, Series 2010A-2, 7.250%, 8/15/27	8/20 at 100.00	N/R	4,696,045

850	Fontainebleau Lakes Community Development District, Miami-Dade County, Florida, Special Assessment Revenue Bonds, Series 2007B, 6.000%, 5/01/15	No Opt. Call	N/R	877,294

7,000	Fort Pierce Redevelopment Agency, Florida, Revenue Bonds, Series 2006, 5.000%, 5/01/31 – SYNCORA GTY Insured	5/16 at 100.00	A–	7,305,970

	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Doral Breeze Project Series 2012:
750	5.125%, 11/01/22	No Opt. Call	N/R	761,843
975	5.500%, 11/01/32	11/22 at 100.00	N/R	981,094
2,275	6.000%, 11/01/42	11/22 at 100.00	N/R	2,288,900

2,580	Grand Hampton Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2003, 6.150%, 5/01/34	5/14 at 100.00	N/R	2,607,967

995	Habitat Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2004, 5.850%, 5/01/35	5/14 at 101.00	N/R	1,023,964

6,775	Harmony Community Development District, Florida, Special Assessment Bonds, Series 2001, 7.250%, 5/01/32	5/14 at 103.25	N/R	7,132,720

5,115	Heritage park Community Development District, Florida, Special Assessment Revenue Bond, Series 2004A, 6.300%, 5/01/35	5/14 at 101.00	N/R	5,203,234

4,005	Heron Isles Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.750%, 5/01/36	5/15 at 101.00	N/R	3,866,427

5,245	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Tender Option Bond Trust 11797, 18.225%, 5/15/15 (IF)	No Opt. Call	AA	7,468,513

3,130	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Tender Option Bond Trust 3187, 18.305%, 5/15/15 (IF)	No Opt. Call	AA	4,455,649

1,875	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Tender Option Bond Trust 3251, 18.829%, 5/15/31 – BHAC Insured (IF)	11/16 at 100.00	AA+	2,718,300

3,670	Hillsborough County Industrial Development Authority, Florida, Charter School Revenue Bonds, Terrace Community Middle School, Series 2007A, 5.125%, 5/15/37	5/17 at 100.00	BBB–	3,677,193

Nuveen Investments	119

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)

$6,525	Islands at Doral III Community Development District, Doral, Florida, Special Assessment Bonds, Series 2004A, 5.900%, 5/01/35	6/13 at 100.00	N/R	$6,539,355

2,315	Islands at Doral Northeast Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2004, 6.250%, 5/01/34	5/14 at 101.00	N/R	2,379,403

	Jacksonville Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Brooks Health System, Tender Option Bond Trust 1004:
5,810	18.193%, 11/01/32 (IF) (5)	11/17 at 100.00	A	7,117,773
2,865	18.197%, 11/01/38 (IF) (5)	11/17 at 100.00	A	3,404,050

12,095	Jacksonville, Florida, Economic Development Commission Health Care Facilities Revenue Bonds, Florida Proton Therapy Institute Project, Series 2007A, 6.250%, 9/01/27	9/17 at 100.00	N/R	13,603,005

2,605	Jacksonville, Florida, Special Revenue Bonds, Tender Option Bond Trust 3918, 17.625%, 4/01/35 (IF) (5)	10/21 at 100.00	Aa2	4,122,152

3,395	Keys Cove Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004, 5.875%, 5/01/35	5/15 at 101.00	N/R	3,649,082

10,425	Keys Cove II Community Development District, Florida, Special Assessment Revenue Bonds, Series 2005, 5.500%, 5/01/36	5/15 at 100.00	N/R	10,429,066

	Lake County, Florida, Industrial Development Revenue Bonds, Crane’s View Lodge Project, Series 2012A:
865	6.250%, 11/01/27	11/17 at 102.00	N/R	867,967
3,500	7.125%, 11/01/42	No Opt. Call	N/R	3,530,695

2,125	Lake Frances Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.300%, 5/01/37	5/17 at 100.00	N/R	1,554,098

1,385	Lake Powell Residential Golf Community Development District, Bay County, Florida, Special Assessment Revenue Refunding Bonds, Series 2012, 5.750%, 11/01/32	No Opt. Call	N/R	1,475,482

250	Lakeland, Florida, Educational Facilities Revenue Bonds, Florida Southern College Project, Refunding Series 2012A, 5.000%, 9/01/37	9/22 at 100.00	BBB+	272,048

	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds, Series 2004A:
2,185	6.100%, 5/01/23	5/14 at 101.00	N/R	2,229,880
4,035	6.250%, 5/01/34	5/14 at 101.00	N/R	4,128,087

	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds, Series 2012:
3,500	5.250%, 11/01/33	11/22 at 100.00	N/R	3,625,265
5,000	5.750%, 11/01/42	11/22 at 100.00	N/R	5,174,200

675	Lakeside Landings Community Development District, Florida, Special Assessment Bonds, Series 2007A, 5.500%, 5/01/38 (4)	5/17 at 100.00	N/R	277,567

2,390	Lakeside Landings Community Development District, Florida, Special Assessment Bonds, Series 2007B, 5.250%, 5/01/13 (4)	No Opt. Call	N/R	982,075

1,860	Lee County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Janies Garden Phase 2, Series 2010B, 7.250%, 9/15/47 (Mandatory put 9/15/27)	9/20 at 100.00	N/R	2,009,395

	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A:
10,435	5.250%, 6/15/27	6/17 at 100.00	BB	10,635,561
26,350	5.375%, 6/15/37	6/17 at 100.00	BB	26,595,319

	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2012A:
2,625	5.500%, 6/15/32	6/22 at 100.00	BB	2,723,963
4,125	5.750%, 6/15/42	6/22 at 100.00	BB	4,297,013

5,675	Lee County Industrial Development Authority, Florida, Healthcare Facilities Refunding Revenue Bonds, Cypress Cove at HealthPark Florida, Inc. Project, Series 2012, 5.750%, 10/01/42	No Opt. Call		6,030,823

120	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)

	Lee County Industrial Development Authority, Florida, Healthcare Facilities Revenue Bonds, Park Royal Psychiatric Hospital, Series 2010:
$7,460	9.000%, 12/01/30	12/18 at 104.00	N/R	$8,147,439
15,540	9.500%, 12/01/40	12/18 at 104.00	N/R	16,924,769

	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Series 2007A:
6,800	5.000%, 4/01/32 (UB) (5)	4/17 at 100.00	A	7,220,308
23,920	5.000%, 4/01/37 (UB) (5)	4/17 at 100.00	A	25,299,227

12,775	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Series 2007A, 5.000%, 4/01/37 – AMBAC Insured (UB) (5)	4/17 at 100.00	A	13,613,040

289	Lexington Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007, 5.400%, 5/01/37	5/17 at 100.00	N/R	254,118

10,115	Madison County, Florida, First Mortgage Revenue Bonds, Twin Oaks Project, Series 2005A, 6.000%, 7/01/25	7/15 at 100.00	N/R	10,070,899

4,250	Magnolia Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007B, 5.600%, 5/01/14 (4)	No Opt. Call	N/R	1,488,053

1,020	Mediterra South Community Development District, Collier County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2012, 5.100%, 5/01/31	5/22 at 100.00	BBB–	1,059,913

1,275	Mediterra South Community Development District, Collier County, Florida, Capital Improvement Revenue Bonds, Series 2003A, 6.375%, 5/01/34	No Opt. Call	N/R	1,293,500

2,880	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Tender Option Bond Trust Series 1009, 18.598%, 10/01/41 (IF) (5)	10/20 at 100.00	A	4,496,918

3,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Series 2008, Trust 1145, 17.650%, 4/01/32 – AGC Insured (Alternative Minimum Tax) (IF) (5)	10/18 at 100.00	AA–	5,212,480

3,210	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Tender Option Bond Trust 3271, 20.699%, 6/01/17 – AGM Insured (IF)	No Opt. Call	AA–	4,675,493

	Miami-Dade County, Florida, Subordinate Special Obligation Bonds, Series 2005A:
900	0.000%, 10/01/33 – NPFG Insured	10/15 at 39.62	A+	319,473
700	0.000%, 10/01/35 – NPFG Insured	10/15 at 35.68	A+	223,328
3,785	0.000%, 10/01/37 – NPFG Insured	10/15 at 32.05	A+	1,081,337
9,675	0.000%, 10/01/38 – NPFG Insured	10/15 at 30.36	A+	2,618,152
10,680	0.000%, 10/01/39 – NPFG Insured	10/15 at 28.76	A+	2,737,070

	Miami-Dade County, Florida, Subordinate Special Obligation Bonds, Series 2009:
24,650	0.000%, 10/01/39	No Opt. Call	A+	6,820,902
1,000	0.000%, 10/01/41	No Opt. Call	A+	247,660
4,200	0.000%, 10/01/42	No Opt. Call	A+	990,948
280	0.000%, 10/01/44	No Opt. Call	A+	60,197
4,810	0.000%, 10/01/45	No Opt. Call	A+	981,673
22,300	0.000%, 10/01/47	No Opt. Call	A+	4,057,708

	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Tender Option Bond Trust 11834:
3,750	17.375%, 10/01/33 – AGM Insured (IF)	10/20 at 100.00	Aa2	5,673,450
2,065	17.355%, 10/01/33 – AGM Insured (IF)	10/20 at 100.00	Aa2	3,122,879

	Mid-Bay Bridge Authority, Florida, Springing Lien Revenue Bonds, Series 2011:
1,500	7.250%, 10/01/34	10/21 at 100.00	BBB	1,921,590
12,350	7.250%, 10/01/40	10/21 at 100.00	BBB	15,779,348

	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Parking Garage Project, Series 2004A:
305	6.000%, 5/01/24	5/14 at 100.00	N/R	309,108
14,250	6.250%, 5/01/37	5/14 at 100.00	N/R	14,476,433

Nuveen Investments	121

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)

$7,560	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004B, 6.500%, 5/01/37	5/14 at 100.00	N/R	$7,698,424

1,270	Mira Lago West Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.375%, 5/01/36	5/15 at 101.00	N/R	1,306,271

	Miromar Lakes Community Development District, Lee County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2012:
1,715	4.875%, 5/01/22	No Opt. Call	N/R	1,731,807
3,695	5.375%, 5/01/32	5/23 at 100.00	N/R	3,766,277

3,360	Myrtle Creek Improvement District, Florida, Special Assessment Revenue Bonds, Series 2006A, 5.200%, 5/01/37	5/16 at 100.00	N/R	3,133,435

1,265	Naturewalk Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007A, 5.500%, 5/01/38 (4)	5/17 at 100.00	N/R	634,967

2,320	Naturewalk Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007B, 5.300%, 5/01/16 (4)	No Opt. Call	N/R	1,163,874

1,955	Northern Palm Beach County Improvement District, Florida, Revenue Bonds, Water Control and Improvement Development Unit 46B, Series 2007A, 5.350%, 8/01/41	8/17 at 100.00	N/R	1,968,118

	Northern Palm Beach County Improvement District, Florida, Special Assessment Revenue Bonds, Water Control and Improvement Refunding Bonds, Development Unit 16, Series 2012:
2,870	5.125%, 8/01/22	No Opt. Call	N/R	3,019,871
2,755	5.750%, 8/01/32	8/22 at 100.00	N/R	2,937,877

1,000	Old Palm Community Development District, Florida, Special Assessment Bonds, Palm Beach Gardens, Series 2004A, 5.900%, 5/01/35	5/15 at 101.00	N/R	1,034,900

	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc., Tender Option Bond Trust 1071:
580	16.767%, 10/01/42 (IF) (5)	4/22 at 100.00	A	818,815
885	16.779%, 10/01/42 (IF) (5)	4/22 at 100.00	A	1,249,664
1,915	16.781%, 10/01/42 (IF) (5)	4/22 at 100.00	A	2,704,172
945	16.781%, 10/01/42 (IF) (5)	4/22 at 100.00	A	1,334,425
2,310	16.784%, 10/01/42 (IF) (5)	4/22 at 100.00	A	3,262,159
500	16.802%, 10/01/42 (IF) (5)	4/22 at 100.00	A	706,320
700	16.802%, 10/01/42 (IF) (5)	4/22 at 100.00	A	988,848
625	16.802%, 10/01/42 (IF) (5)	4/22 at 100.00	A	882,900
625	16.802%, 10/01/42 (IF) (5)	4/22 at 100.00	A	882,900
1,750	16.822%, 10/01/42 (IF) (5)	4/22 at 100.00	A	2,472,120
2,000	16.822%, 10/01/42 (IF) (5)	4/22 at 100.00	A	2,825,280

5,725	Orchid Grove Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.450%, 5/01/36	5/15 at 101.00	N/R	5,506,649

595	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Refunding Bonds, BRCH Corporation Obligated Group, Series 2001, 5.500%, 12/01/21	6/13 at 100.00	BBB–	596,488

5,510	Palm Glades Community Development District, Florida, Special Assessment Bonds, Series 2006A, 5.300%, 5/01/36	5/16 at 100.00	N/R	5,532,701

2,150	Panther Trails Community Development District, Florida, Special Assessment Bonds, Series 2011, 7.150%, 11/01/41	11/18 at 100.00	N/R	2,320,710

	Pelican Marsh Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2012:
745	4.875%, 5/01/22	No Opt. Call	N/R	751,757
1,620	5.375%, 5/01/31	5/22 at 100.00	N/R	1,640,169

14,085	Pine Island Community Development District, Florida, Special Assessment Bonds, Bella Collina, Series 2004, 5.750%, 5/01/35	7/13 at 100.00	N/R	13,941,051

2,675	Pine Ridge Plantation Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.400%, 5/01/37	5/15 at 100.00	N/R	1,800,997

575	Poinciana West Community Development District, Florida, Special Assessment Bonds, Series 2007, 6.000%, 5/01/37	5/17 at 100.00	N/R	581,095

122	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)

	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007:
$4,700	5.000%, 7/01/27 – NPFG Insured	7/17 at 100.00	Baa2	$5,024,723
5,510	5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	Baa2	5,835,476
315	5.000%, 7/01/40 – NPFG Insured	7/17 at 100.00	Baa2	331,607

2,635	Punta Gorda Housing Authority, Florida, Gulf Breeze Apartments Multifamily Housing Revenue Bonds, Series 2007A, 6.125%, 1/01/45 (Mandatory put 11/01/24) (Alternative Minimum Tax)	1/22 at 100.00	N/R	2,692,443

	Randal Park Community Development District, Orlando, Florida, Special Assessment Revenue Bonds, Series 2012:
500	5.750%, 11/01/22	No Opt. Call	N/R	511,010
1,250	6.125%, 11/01/32	No Opt. Call	N/R	1,306,038
1,000	6.875%, 11/01/42	11/32 at 100.00	N/R	1,050,200

4,445	Renaissance Commons Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.600%, 5/01/36	5/15 at 100.00	N/R	3,831,812

	Renaissance Community Development District, Lee County, Florida, Special Assessment Bonds, Refunding Series 2012:
1,665	4.900%, 5/01/22	No Opt. Call	N/R	1,708,024
3,250	5.550%, 5/01/33	5/22 at 100.00	N/R	3,318,543

	Reunion East Community Development District, Osceola County, Florida, Special Assessment Bonds, Series 2002A:
3,500	7.375%, 5/01/33 (4)	7/13 at 100.00	N/R	3,571,680
1,550	7.375%, 5/01/33 (4)	7/13 at 100.00	N/R	852,578

1,965	Reunion East Community Development District, Osceola County, Florida, Special Assessment Bonds, Series 2005, 5.800%, 5/01/36 (4)	7/13 at 100.00	N/R	1,080,848

2,945	Reunion West Community Development District, Florida, Special Assessment Bonds, Series 2004A-1, 6.250%, 5/01/36	5/22 at 100.00	N/R	2,849,553

1,960	Sail Harbor Community Development District, Florida, Special Assessment Revenue Bonds, Series 05A, 5.500%, 5/01/36 – RAAI Insured	5/14 at 100.00	N/R	2,002,669

	Saint Lucie West Services District, Florida, Utility Revenue Bonds, Series 2004:
2,140	5.250%, 10/01/34 – NPFG Insured	10/14 at 101.00	Baa2	2,219,736
455	5.000%, 10/01/38 – NPFG Insured	10/14 at 101.00	Baa2	470,133

	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 144A:
3,225	5.750%, 10/01/22	10/17 at 100.00	BBB–	3,579,557
3,000	5.500%, 10/01/24	10/17 at 100.00	BBB–	3,288,660
21,150	5.250%, 10/01/27	10/17 at 100.00	BBB–	22,826,138

8,335	Somerset Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/37	5/15 at 101.00	N/R	7,218,193

2,225	South Kendall Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2008A, 6.750%, 11/01/38	11/16 at 100.00	N/R	2,336,317

8,850	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Tender Option Bond Trust 1117, 8.481%, 2/15/28 (IF)	8/17 at 100.00	AA	9,805,977

	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Tender Option Bond Trust 2749:
750	17.046%, 8/15/23 (IF)	8/17 at 100.00	AA	1,126,050
6,250	15.538%, 8/15/42 (IF)	8/17 at 100.00	AA	7,795,750

	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Trust 1030:
2,130	15.651%, 8/15/15 (IF) (5)	No Opt. Call	AA	3,197,002
3,835	15.669%, 8/15/15 (IF) (5)	No Opt. Call	AA	5,710,277

1,225	South Village Community Development District, Clay County, Florida, Capital Improvement Revenue Bonds, Series 2005A, 5.700%, 5/01/35	7/13 at 100.00	N/R	1,139,507

4,120	South-Dade Venture Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2012, 5.125%, 5/01/33	5/22 at 100.00	BBB–	4,373,627

Nuveen Investments	123

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)

$8,500	St. Johns County Industrial Development Authority, Florida, Health Care Revenue Bonds, Glenmoor at Saint Johns, Series 2006A, 5.375%, 1/01/40 (4)	10/16 at 100.00	N/R	$6,061,350

945	Stoenbrier Community Development District, Hillsborough County Florida, Special Assessment Bonds, Series 2006, 5.500%, 5/01/37	5/16 at 100.00	N/R	947,325

	Terra Bella Community Development District, Pasco County, Florida, Special Assessment Bonds, Series 2011A:
510	6.750%, 11/01/27	11/18 at 100.00	N/R	544,400
2,505	7.850%, 11/01/41	11/18 at 100.00	N/R	2,713,391

9,425	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 0.000%, 5/01/39	5/17 at 100.00	N/R	7,207,769

22,305	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40	5/19 at 100.00	N/R	13,962,930

11,625	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40	5/22 at 100.00	N/R	5,417,250

	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3:
340	6.375%, 5/01/17 (4)	No Opt. Call	N/R	3
1,560	6.450%, 5/01/23 (4)	5/18 at 100.00	N/R	16
2,060	6.550%, 5/01/27 (4)	5/18 at 100.00	N/R	21
10,065	6.650%, 5/01/40 (4)	5/18 at 100.00	N/R	101

12,095	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007A-2, 5.250%, 5/01/39 (4)	5/17 at 100.00	N/R	121

	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007-1. RMKT:
60	6.375%, 5/01/17 (4)	No Opt. Call	N/R	34,502
205	6.450%, 5/01/23 (4)	5/18 at 100.00	N/R	112,879
260	6.550%, 5/01/27 (4)	5/18 at 100.00	N/R	142,090
1,280	6.650%, 5/01/40 (4)	5/18 at 100.00	N/R	693,696

5,460	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007A-1. RMKT, 5.250%, 5/01/39 (4)	5/17 at 100.00	N/R	2,980,123

	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1:
580	6.375%, 5/01/17	No Opt. Call	N/R	568,893
2,655	6.450%, 5/01/23	5/17 at 100.00	N/R	2,623,698
3,460	6.550%, 5/01/27	5/17 at 100.00	N/R	3,433,739
2,350	5.250%, 5/01/39	5/17 at 100.00	N/R	2,313,317
16,805	6.650%, 5/01/40	5/17 at 100.00	N/R	17,270,330

39,900	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/14 at 101.00	BB	39,918,753

	Tolomato Community Development District, Florida, Special Assessment Bonds, Southern/Forbearance Parcel Series 2007-2:
1,970	6.375%, 5/01/17 (4)	No Opt. Call	N/R	794,383
6,180	6.450%, 5/01/23 (4)	5/18 at 100.00	N/R	2,484,298
8,045	6.550%, 5/01/27 (4)	5/18 at 100.00	N/R	3,232,803
39,075	6.650%, 5/01/40 (4)	5/18 at 100.00	N/R	15,693,302

10,500	Trails Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.375%, 5/01/38 (4)	5/16 at 100.00	N/R	7,122,150

	Triple Creek Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2012:
750	6.750%, 11/01/32 – AGM Insured	No Opt. Call	N/R	781,568
650	6.125%, 11/01/32 – AGM Insured	No Opt. Call	N/R	683,053

124	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)

	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A1:
$590	5.000%, 5/01/23	5/22 at 100.00	N/R	$615,234
500	5.500%, 5/01/34	5/22 at 100.00	N/R	517,580
500	6.125%, 5/01/42	5/22 at 100.00	N/R	512,680

	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A2:
1,630	5.000%, 5/01/23	5/22 at 100.00	N/R	1,717,922
1,000	5.500%, 5/01/34	5/22 at 100.00	N/R	1,035,160

5,000	Verandah West Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Series 2013, 5.000%, 5/01/33	5/23 at 100.00	N/R	5,031,300

	Villa Vizcaya Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007:
1,520	5.350%, 5/01/13 (4)	No Opt. Call	N/R	767,463
1,000	5.350%, 5/01/17 (4)	No Opt. Call	N/R	505,110
1,500	5.550%, 5/01/39 (4)	5/17 at 100.00	N/R	758,055

3,675	Village Center Community Development District, Florida, Recreational Revenue Bonds, Series 2003A, 5.000%, 11/01/32 – NPFG Insured	11/13 at 101.00	Baa2	3,714,727

1,875	Village Center Community Development District, Florida, Recreational Revenue Bonds, Series 2004A, 5.125%, 11/01/36 – NPFG Insured	11/14 at 101.00	Baa2	1,927,013

1,700	Village Center Community Development District, Lake County, Florida, Recreational Revenue Bonds, Series 2001A, 5.200%, 11/01/25 – NPFG Insured	7/13 at 100.00	Baa2	1,709,350

760	Vizcaya in Kendall Community Development District, Florida, Special Assessment Revenue Bonds, Phase One Assessment Area, Refunding Series 2012A-1, 5.600%, 5/01/22	No Opt. Call	N/R	807,447

3,035	Waters Edge Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/36	5/15 at 101.00	N/R	3,042,496

	Westchester Community Development District 1, Florida, Special Assessment Bonds, Series 2003:
9,115	6.000%, 5/01/23	5/14 at 100.00	N/R	9,217,453
27,845	6.125%, 5/01/35	5/14 at 100.00	N/R	28,149,067
1,135,070	Total Florida			1,025,180,407
	Georgia – 1.7%

	Albany-Dougherty County Hospital Authority, Georgia, Revenue Bonds, Phoebe Putney Memorial Hospital, Tender Option Bond Trust 4732:
575	13.781%, 12/01/42 (IF) (5)	12/22 at 100.00	AA–	621,598
1,495	13.828%, 12/01/37 (IF) (5)	12/22 at 100.00	AA–	1,645,681
4,135	13.835%, 12/01/42 (IF) (5)	12/22 at 100.00	AA–	4,471,465

6,075	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	7,596,241

3,000	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008C. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	3,751,230

500	Augusta, Georgia, Airport Revenue Bonds, Series 2005A, 5.150%, 1/01/35	1/15 at 100.00	Baa2	513,355

	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 1998:
890	5.250%, 12/01/22	7/13 at 100.00	B+	853,083
95	5.375%, 12/01/28	6/13 at 100.00	B+	88,400

10,500	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29	6/20 at 100.00	B–	13,334,895

12,830	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009B, 9.000%, 6/01/35 (Alternative Minimum Tax)	6/15 at 100.00	B–	14,221,157

Nuveen Investments	125

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Georgia (continued)

	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004:
$3,490	5.250%, 12/01/22	12/14 at 100.00	BB–	$3,550,098
3,310	5.000%, 12/01/26	12/14 at 100.00	BB–	3,343,762

	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010:
5,300	7.625%, 12/01/30	12/20 at 100.00	N/R	5,979,142
5,200	8.000%, 12/01/40	12/20 at 100.00	N/R	5,839,444
3,500	8.125%, 12/01/45	12/20 at 100.00	N/R	3,925,040

5,445	Fulton County Development Authority, Georgia, Revenue Bonds, Amana Academy Project, Series 2013A, 6.500%, 4/01/43	4/23 at 100.00		5,484,150

	Fulton County Residential Care Facilities Authority, Georgia, Revenue Bonds, Elderly Care, Lenbrook Square Project, Series 2006A:
4,500	5.000%, 7/01/27	7/17 at 100.00	N/R	4,570,695
8,000	5.125%, 7/01/37	7/17 at 100.00	N/R	8,056,880
32,400	5.125%, 7/01/42	7/17 at 100.00	N/R	32,606,064

4,000	Fulton County Residential Care Facilities Authority, Georgia, Revenue Bonds, Elderly Care, Lenbrook Square Project, Series 2006B, 7.300%, 7/01/42	7/17 at 101.00	N/R	4,000,520

1,335	Fulton County Residential Care Facilities Authority, Georgia, Revenue Bonds, St. Anne’s Terrace, Series 2003, 7.625%, 12/01/33	12/13 at 102.00	N/R	1,379,696

200	Fulton County Residential Care Facilities Elderly Authority, Georgia, Revenue Bonds, Canterbury Court, Refunding Series 2004A, 6.125%, 2/15/34	2/14 at 101.00	N/R	203,846

26,359	Georgia Local Governments, Certificates of Participation, Georgia Municipal Association, Series 1998A, 4.750%, 6/01/28 – NPFG Insured	No Opt. Call	Baa2	27,500,608

750	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B, 5.000%, 3/15/17	No Opt. Call	A	842,160

6,195	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A, 5.500%, 9/15/28	No Opt. Call	A	7,585,282

1,600	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012A, 5.000%, 10/01/32	10/21 at 100.00	Baa2	1,758,352
151,679	Total Georgia			163,722,844
	Guam – 0.5%

	Guam Government Department of Education, Certificates of Participation, John F. Kennedy High School Project, Series 2010A:
1,000	6.625%, 12/01/30	12/20 at 100.00	B	1,106,310
6,000	6.875%, 12/01/40	12/20 at 100.00	B	6,697,680

500	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2005, 5.875%, 7/01/35	7/15 at 100.00	Ba2	518,105

2,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.250%, 7/01/25	7/20 at 100.00	Ba2	2,159,560

	Guam Government, General Obligation Bonds, 2009 Series A:
6,000	6.750%, 11/15/29	11/19 at 100.00	B+	6,779,280
29,930	7.000%, 11/15/39	11/19 at 100.00	B+	34,056,150
45,430	Total Guam			51,317,085
	Hawaii – 0.3%

4,001	Hawaii Department of Budget and Finance, Private School Revenue Bonds, Montessori of Maui, Series 2007, 5.500%, 1/01/37	2/17 at 100.00	N/R	3,933,103

5,205	Hawaii Housing Finance and Development Corporation, Multifamily Housing Revenue Bonds, Wilikina Apartments Project, Series 2012A, 6.750%, 5/01/47	5/22 at 100.00	BBB–	5,824,811

9,065	Hawaii State Department of Transportation, Special Facility Revenue Bonds, Continental Airlines Inc., Series 1997, 5.625%, 11/15/27	7/13 at 100.00	B	9,065,000

126	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Hawaii (continued)

$875	Hawaii State Department of Transportation, Special Facility Revenue Bonds, Continental Airlines Inc., Series 2000, 7.000%, 6/01/20 (Alternative Minimum Tax)	7/13 at 100.00	B	$875,289

	Kauai County, Hawaii, Special Tax Bonds, Community Facilities District 2008-1 Kukuiula Development Project, Series 2012:
1,100	5.625%, 5/15/33	5/22 at 100.00	N/R	1,149,082
3,000	5.750%, 5/15/42	5/22 at 100.00	N/R	3,133,140
23,246	Total Hawaii			23,980,425
	Idaho – 0.1%

3,875	Harris Ranch Community Infrastructure District 1, Boise, Idaho, Special Assessment Bonds, Assessment Area One, Series 2011, 9.000%, 9/01/40	9/21 at 100.00	N/R	4,375,883

3,000	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project, Tender Option Bond Trust 1102, 16.774%, 3/01/47 (IF) (5)	3/22 at 100.00	AAA	4,132,110

1,000	Idaho Housing and Finance Association Nonprofit Facilities Revenue Bonds, Liberty Charter School, Inc, Series 2008A, 6.000%, 6/01/38	6/18 at 100.00	BBB	1,084,480
7,875	Total Idaho			9,592,473
	Illinois – 7.8%

1,065	Bellwood, Illinois, General Obligation Bonds, Series 2008, 7.000%, 12/01/29	No Opt. Call	N/R	1,089,026

7,850	Bolingbrook, Illinois, Sales Tax Revenue Bonds, Series 2005, 6.250%, 1/01/24	1/15 at 102.00	N/R	6,089,952

4,000	Bolingbrook, Illinois, Special Tax Bonds, Special Service Area 1, Forest City Project, Series 2005, 5.900%, 3/01/27	3/15 at 102.00	N/R	3,758,440

3,725	Bolingbrook, Will and DuPage Counties, Illinois, Wastewater Facilities Revenue Bonds, Crossroads Treatment LLC, Series 2005, 6.600%, 1/01/35	1/15 at 102.00	N/R	3,575,590

2,790	Bradley, Illinois, Tax Increment Bonds, Bradley Commons, Series 2007, 6.100%, 1/01/27	1/17 at 102.00	N/R	2,841,810

926	Cary, Illinois, Special Service Area 1 Special Tax Bonds, Series 2006, 5.000%, 3/01/30 – RAAI Insured	3/16 at 100.00	N/R	941,594

1,181	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, 35th and State Redevelopment Project, Series 2012, 6.100%, 1/15/29	No Opt. Call	N/R	1,188,579

7,000	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Bonds, Diversey-Narragansett Project, Series 2006, 7.460%, 2/15/26	7/13 at 100.00	N/R	5,662,930

9,525	Chicago, Illinois, Chicago O’Hare International Airport Special Facility Revenue Refunding Bonds, American Air Lines, Inc. Project, Series 2007, 5.500%, 12/01/30 (4)	7/13 at 100.00	N/R	10,501,313

335	Chicago, Illinois, Tax Increment Allocation Bonds, Irving/Cicero Redevelopment Project, Series 1998, 7.000%, 1/01/14	7/13 at 100.00	N/R	335,911

40,115	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	B3	43,978,476

2,451	Crystal Lake Special Service Area 46, Illinois, Limited Tax Obligation Bonds, Series 2007, 5.750%, 3/01/36	3/17 at 100.00	N/R	2,348,695

355	Deerfield, Illinois, Educational Facility Revenue Bonds, Chicagoland Jewish High School Project, Capital Appreciation Series 2011B, 0.000%, 10/01/31	No Opt. Call	N/R	80,507

669	Deerfield, Illinois, Educational Facility Revenue Bonds, Chicagoland Jewish High School Project, Series 2011A, 6.000%, 10/01/42	5/14 at 102.00	N/R	552,520

1,800	East Dundee, Illinois, Kane and Cook Counties, Illinois, Limited Obligation Tax Increment Revenue Bonds, Route 25 South Redevelopment Project, Series 2012, 5.250%, 12/01/22	No Opt. Call	N/R	1,816,506

	Evanston, Illinois, Educational Facility Revenue Bonds, Roycemore School Project, Series 2011:
7,865	7.750%, 7/01/30	7/21 at 100.00	N/R	8,772,464
1,545	8.000%, 7/01/35	7/21 at 100.00	N/R	1,748,507
2,000	8.250%, 7/01/41	7/21 at 100.00	N/R	2,276,000

Nuveen Investments	127

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)

$5,000	Gilberts, Illinois. Special Service Area 19 Special Tax Bonds, The Conservancy Project, Series 2006-1, 5.375%, 3/01/16 (4)	No Opt. Call	N/R	$1,752,350

2,500	Harvey, Cook County, Illinois, Tax Increment Allocation Revenue Bonds, Amended Center Street Redevelopment Project Area, Series 2010, 7.500%, 12/01/19	No Opt. Call	N/R	2,691,525

3,900	Hillside, Cook County, Illinois, Senior Lien Tax Increment Revenue Bonds, Mannheim Redevelopment Project, Series 2008, 7.000%, 1/01/28	1/18 at 102.00	N/R	4,007,952

790	Illinois Development Finance Authority, Environmental Services Revenue Bonds, Citgo Petroleum Corporation Project, Series 2002, 8.000%, 6/01/32 (Alternative Minimum Tax)	7/13 at 100.00	BB+	791,288

2,000	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc., Refunding Series 2010, 5.500%, 5/15/23	5/15 at 100.00	BBB–	2,056,400

3,250	Illinois Finance Authority, Charter School Revenue Bonds, Chicago Charter School Foundation, Series 2007, 5.000%, 12/01/36	12/16 at 100.00	BBB+	3,356,373

2,000	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network, Refunding and Improvement Series 2011A, 7.125%, 10/01/41	10/21 at 100.00	BBB–	2,360,240

45,600	Illinois Finance Authority, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	B3	49,991,736

200	Illinois Finance Authority, Revenue and Refunding Bonds, Roosevelt University Project, Series 2009, 6.500%, 4/01/44	10/19 at 100.00	BBB	228,296

	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Tender Option Bond Trust 1122:
1,540	16.680%, 9/01/38 (IF) (5)	9/22 at 100.00	A–	2,012,441
1,120	16.688%, 9/01/38 (IF) (5)	9/22 at 100.00	A–	1,463,762
3,085	16.706%, 9/01/38 (IF) (5)	9/22 at 100.00	A–	4,032,959

	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Series 2010A:
3,410	7.750%, 5/15/30	5/20 at 100.00	N/R	4,107,788
10,000	8.000%, 5/15/40	5/20 at 100.00	N/R	12,071,900
10,625	8.000%, 5/15/46	5/20 at 100.00	N/R	12,826,394

	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Tender Option Bonds Trust 1123:
910	17.781%, 6/01/42 (IF) (5)	6/22 at 100.00	AA	1,324,232
785	13.736%, 6/01/47 (IF) (5)	6/22 at 100.00	AA	726,525
2,500	13.778%, 6/01/47 (IF) (5)	6/22 at 100.00	AA	2,313,200
1,500	13.778%, 6/01/47 (IF) (5)	6/22 at 100.00	AA	1,387,920
3,765	13.786%, 6/01/47 (IF) (5)	6/22 at 100.00	AA	3,483,491
1,810	13.796%, 6/01/47 (IF) (5)	6/22 at 100.00	AA	1,674,558

5,140	Illinois Finance Authority, Revenue Bonds, Central Baptist Village, Series 2007, 5.375%, 11/15/39	11/17 at 100.00	N/R	5,109,314

	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Tender Option Bond Trust 1098:
1,500	18.012%, 8/15/15 – AGC Insured (IF) (5)	No Opt. Call	AA–	2,148,000
2,495	17.163%, 9/01/30 – AGC Insured (IF) (5)	3/17 at 100.00	AA–	3,235,117
1,730	17.869%, 8/15/33 – AGC Insured (IF) (5)	8/18 at 100.00	AA–	2,475,734
1,625	17.543%, 8/15/39 – AGC Insured (IF) (5)	8/18 at 100.00	AA–	2,107,040
550	17.935%, 8/15/47 – AGC Insured (IF) (5)	8/18 at 100.00	AA–	712,410
625	18.012%, 8/15/47 – AGC Insured (IF) (5)	8/18 at 100.00	AA–	810,400

935	Illinois Finance Authority, Revenue Bonds, De Kalb Supportive Living Project, Series 2007, 6.100%, 12/01/41 (Alternative Minimum Tax)	12/17 at 102.00	N/R	942,489

1,000	Illinois Finance Authority, Revenue Bonds, Elmhurst Memorial Healthcare, Series 2008A, 5.625%, 1/01/37	1/18 at 100.00	Baa2	1,119,780

5,500	Illinois Finance Authority, Revenue Bonds, Friendship Village of Schaumburg, Series 2005A, 5.625%, 2/15/37	2/15 at 100.00	BB–	5,562,920

128	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)

	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Refunding Series 2006A:
$11,170	5.000%, 4/01/31	4/16 at 100.00	Baa3	$11,199,601
14,250	5.000%, 4/01/36	4/16 at 100.00	Baa3	14,249,430

6,000	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 7.125%, 2/01/34	2/19 at 100.00	Baa3	6,645,780

2,920	Illinois Finance Authority, Revenue Bonds, Lake Forest College, Series 2012A, 6.000%, 10/01/48	10/22 at 100.00	BBB–	3,257,435

10,550	Illinois Finance Authority, Revenue Bonds, Midwest Regional Medical Center Galena-Stauss Hospital, Series 2006, 6.750%, 10/01/46	10/16 at 100.00	N/R	9,443,516

	Illinois Finance Authority, Revenue Bonds, Montgomery Place Project, Series 2006A:
215	5.250%, 5/15/15	No Opt. Call	N/R	225,402
2,900	5.500%, 5/15/26	5/17 at 100.00	N/R	3,040,940
11,750	5.750%, 5/15/38	5/17 at 100.00	N/R	12,234,100
350	5.400%, 5/15/38	7/13 at 100.00	N/R	350,193

3,125	Illinois Finance Authority, Revenue Bonds, Northshore University HealthSystem, Tender Option Bond Trust 3764, 17.853%, 5/01/26 (IF) (5)	5/20 at 100.00	AA	4,630,625

560	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial HealthCare, Tender Option Bond Trust 4285, 17.853%, 8/15/20 (IF) (5)	No Opt. Call	AA+	884,666

34,500	Illinois Finance Authority, Revenue Bonds, Northwestern University, Series 2006, 5.000%, 12/01/42 (UB)	12/15 at 100.00	AAA	37,699,875

	Illinois Finance Authority, Revenue Bonds, Northwestern University, Tender Option Bond Trust 11783:
490	19.678%, 2/15/19 (IF)	No Opt. Call	AA–	767,399
625	19.678%, 2/15/31 (IF)	8/19 at 100.00	AA–	1,053,475

1,900	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37 (UB) (5)	11/17 at 100.00	A	2,094,389

	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Tender Option Bond Trust 4702:
1,125	19.775%, 11/15/33 (IF) (5)	11/17 at 100.00	A	1,598,861
4,740	20.797%, 5/15/39 (IF) (5)	5/20 at 100.00	A	7,810,003
1,705	20.803%, 5/15/39 (IF) (5)	5/20 at 100.00	A	2,806,055
4,260	20.823%, 5/15/39 (IF) (5)	5/20 at 100.00	A	7,019,117

	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Tender Option Bonds Trust 1115:
6,190	14.083%, 5/15/41 (IF) (5)	5/22 at 100.00	A	6,834,689
3,525	17.107%, 5/15/41 (IF) (5)	5/22 at 100.00	A	4,848,849
2,500	17.107%, 5/15/41 (IF) (5)	5/22 at 100.00	A	3,438,900

14,545	Illinois Finance Authority, Revenue Bonds, Proctor Hospital, Series 2006, 5.125%, 1/01/25	1/16 at 100.00	BB+	14,380,496

1,110	Illinois Finance Authority, Revenue Bonds, Provena Health Series 2010A, 6.000%, 5/01/28	5/20 at 100.00	BBB+	1,277,677

8,120	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	10,436,961

10,505	Illinois Finance Authority, Revenue Bonds, Rogers Park Montessori School, Series 2004, 7.125%, 11/01/34	11/14 at 102.00	N/R	10,912,699

9,040	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A, 7.250%, 11/01/38 (UB) (5)	11/18 at 100.00	A2	11,309,492

2,450	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009B, 7.250%, 11/01/38 (UB) (5)	11/18 at 100.00	A2	3,065,073

5,550	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.625%, 11/01/39 (UB) (5)	5/19 at 100.00	A2	6,778,937

Nuveen Investments	129

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)

	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Tender Option Bonds Trust 1017:
$300	22.334%, 11/01/39 (IF) (5)	5/19 at 100.00	A	$557,328
315	23.161%, 11/01/39 (IF) (5)	5/19 at 100.00	A	591,787
815	23.271%, 11/01/39 (IF) (5)	5/19 at 100.00	A	1,534,645
1,065	23.287%, 11/01/39 (IF) (5)	5/19 at 100.00	A	2,006,077
3,067	23.328%, 11/01/39 (IF) (5)	5/19 at 100.00	A	5,781,970
250	23.340%, 11/01/39 (IF) (5)	5/19 at 100.00	A	471,430

	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009:
650	6.875%, 8/15/38	8/19 at 100.00	BBB+	770,055
23,000	7.000%, 8/15/44	8/19 at 100.00	BBB+	27,373,220

	Illinois Finance Authority, Revenue Bonds, Swedish American Hospital, Tender Option Bond Trust 1116:
2,500	13.998%, 11/15/39 (IF) (5)	11/22 at 100.00	A	2,621,200
1,405	16.974%, 11/15/43 (IF) (5)	11/22 at 100.00	A	1,866,683

	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Tender Option Bond Trust 3908:
665	21.461%, 2/15/19 – AGM Insured (IF) (5)	No Opt. Call	AA–	1,146,573
1,030	21.578%, 2/15/19 – AGM Insured (IF) (5)	No Opt. Call	AA–	1,780,128

2,285	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Tender Option Bond Trust 11783-1, 19.678%, 2/15/31 (IF)	8/19 at 100.00	AA–	3,851,505

	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Tender Option Bond Trust 3907:
3,025	19.865%, 2/15/19 (IF) (5)	No Opt. Call	AA–	4,702,060
4,250	19.865%, 2/15/35 (IF) (5)	2/21 at 100.00	AA–	6,606,200

3,035	Illinois Finance Authority, Revenue Bonds, Three Crowns Park Plaza, Series 2013, 5.250%, 2/15/40	2/23 at 100.00		3,049,750

3,470	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B, 5.000%, 5/01/25	11/16 at 100.00	BBB+	3,696,765

	Illinois Finance Authority, Student Housing Revenue Bonds, MJH Education Assistance Illinois IV LLC, Fullerton Village Project, Series 2004A:
50	5.000%, 6/01/09 (4)	No Opt. Call	Ca	42,994
1,115	5.000%, 6/01/11 (4)	No Opt. Call	Ca	958,755
1,160	5.000%, 6/01/12 (4)	No Opt. Call	Ca	997,449
1,060	5.000%, 6/01/13 (4)	No Opt. Call	Ca	911,462
1,225	5.000%, 6/01/13 (4)	No Opt. Call	Ca	1,053,341
1,290	5.000%, 6/01/14 (4)	No Opt. Call	Ca	1,109,232
7,540	5.500%, 6/01/19 (4)	6/14 at 100.00	Ca	6,483,420
6,905	5.000%, 6/01/24 (4)	6/14 at 100.00	Ca	5,937,402
14,640	5.125%, 6/01/35 (4)	6/14 at 100.00	Ca	12,588,497

2,600	Illinois Health Facilities Authority, Revenue Bonds, Smith Crossing, Series 2003A, 7.000%, 11/15/32	11/13 at 100.00	N/R	2,623,062

2,030	Illinois Housing Development Authority, Homeowner Mortgage Revenue Bonds, Tender Option Bond Trust 3721, 18.290%, 2/01/33 (IF) (5)	8/18 at 100.00	AA	2,307,156

22,010	Illinois Housing Development Authority, Multifamily Housing Revenue Bonds, GNMA Collateralized – Lifelink Developments, Series 2006, 4.850%, 4/20/41 (Alternative Minimum Tax) (UB) (5)	4/16 at 100.00	AA+	22,731,708

	Illinois State, General Obligation Bonds, Series 2012A:
1,700	5.000%, 3/01/36	3/22 at 100.00	A2	1,822,128
1,600	5.000%, 3/01/37	3/22 at 100.00	A2	1,710,032

25,935	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36	1/16 at 100.00	N/R	17,417,946

	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2:
5,260	5.500%, 1/01/25 – ACA Insured	1/16 at 100.00	CCC	3,505,737

130	Nuveen Investments

Principal Amount (000)		Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
		Illinois (continued)
$3,000		5.500%, 1/01/30 – ACA Insured	1/16 at 100.00	CCC	$1,969,170
12,015		5.500%, 1/01/36 – ACA Insured	1/16 at 100.00	CCC	7,888,208

		Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B:
1,595		5.250%, 1/01/25	1/16 at 100.00	CCC	762,091
3,675		5.250%, 1/01/30	1/16 at 100.00	CCC	1,730,888
5,420		5.250%, 1/01/36	1/16 at 100.00	CCC	2,525,720

12,431		Lombard Public Facilities Corporation, Illinois, Third Tier Conference Center and Hotel Revenue Bonds, Series 2005C-3, 12.000%, 1/01/36 (4)	7/18 at 100.00	N/R	2,727,484

		Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Tender Option Bond Trust 3297:
3,500		17.805%, 6/15/20 (Alternative Minimum Tax) (IF) (5)	No Opt. Call	AAA	4,902,415
5,000		17.811%, 6/15/20 (Alternative Minimum Tax) (IF) (5)	No Opt. Call	AAA	7,004,200

625		Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Tender Option Bond Trust 3861, 17.721%, 6/15/42 (IF) (5)	6/22 at 100.00	AAA	920,850

20,000		Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/33 – NPFG Insured	No Opt. Call	AAA	8,093,000

9,300		Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Tender Option Bond Trust 3220, 18.611%, 6/15/42 (IF) (5)	6/20 at 100.00	AAA	12,777,456

3,181		Minooka, Illinois, Special Assessment Bonds, Lakewood Trails Project, Series 2003, 6.625%, 3/01/33	3/15 at 100.00	N/R	3,247,197

4,685		Pingree Grove Village, Illinois, Charter School Revenue Bonds, Cambridge Lakes Learning Center, Series 2007, 6.000%, 6/01/36	6/16 at 102.00	N/R	4,343,464

11,442		Pingree Grove Village, Illinois, Special Service Area 7, Cambridge Lakes Project, Special Tax Bonds, Series 2006-1, 6.000%, 3/01/36	3/16 at 102.00	N/R	11,785,146

7,118		Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 2 – Cambridge Lakes Project, Series 2005-2, 6.000%, 3/01/35	3/15 at 102.00	N/R	7,347,342

2,106		Plano Special Service Area 1, Illinois, Special Tax Bonds, Lakewood Springs Project, Series 2004A, 6.200%, 3/01/34	3/14 at 102.00	N/R	2,164,757

4,291		Plano Special Service Area 3, Illinois, Special Tax Bonds, Lakewood Springs Project, Series 2005A, 6.100%, 3/01/35	3/15 at 102.00	N/R	4,436,937

3,570		Quad Cities Regional Economic Development Authority, Illinois, Multifamily Housing Revenue Bonds, Heritage Woods of Moline SLF Project, Series 2006, 6.000%, 12/01/41	12/16 at 102.00	N/R	3,502,813

—	(10)	Robbins, Illinois, Resource Recovery Revenue Bonds, Restructuring Project Guaranteed by Foster Wheeler Ltd., Series 1999C, 7.250%, 10/15/24 (Alternative Minimum Tax)	No Opt. Call	N/R	194

2,200		Rosemont, Illinois, Tax Increment Bonds, River Road Hotel Partners Project, Series 2007, 5.100%, 12/30/23	7/13 at 100.00	N/R	1,987,458

		Saint Charles, Kane and DuPage Counties, Illinois, Senior Lien Limited Incremental Sales Tax Revenue Bonds, Series 2008 Zylstra Project:
2,660		6.950%, 1/01/21	1/18 at 100.00	N/R	2,761,293
2,000		6.950%, 1/01/25	1/18 at 100.00	N/R	2,002,100

3,390		Southwestern Illinois Development Authority Local Government Program Revenue Bonds, Granite City Project, Series 2009C, 7.750%, 3/01/22	3/14 at 100.00	N/R	3,443,494

5,000		Southwestern Illinois Development Authority, Environmental Improvement Revenue Bonds, US Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (Alternative Minimum Tax)	8/22 at 100.00	BB	5,122,000

3,050		Southwestern Illinois Development Authority, Local Government Program Revenue Bonds, Granite City Project, Series 2009B, 7.750%, 3/01/22	3/14 at 100.00	N/R	3,098,129

1,000		Southwestern Illinois Development Authority, Revenue Bonds, Anderson Hospital, Series 2006, 5.125%, 8/15/36	2/17 at 100.00	BBB–	1,021,320

Nuveen Investments	131

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)

$3,140	Springfield, Illinois, Electric Revenue Bonds, Series 2006, 5.000%, 3/01/35 – NPFG Insured	3/16 at 100.00	A	$3,264,689

3,000	Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe Ad Valorem Tax Bonds, Series 2010, 7.500%, 3/01/32	3/17 at 102.00	N/R	3,204,210

1,750	Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe, Special Assessment Bonds, Series 2009, 7.875%, 3/01/32	3/17 at 102.00	N/R	1,891,330

7,602	Volo Village, Illinois, Special Service Area 3 Special Tax Bonds, Symphony Meadows Project 1, Series 2006, 6.000%, 3/01/36	3/16 at 102.00	N/R	6,868,559

2,204	Waukegan, Illinois, Special Assessment Improvement Bonds, Fountain Square, Series 2005, 6.125%, 3/01/30	3/15 at 102.00	N/R	2,018,820

705	Wayne Village, Illinois, Special Service Area 5 Assessment Bonds, Series 2007, 5.800%, 1/15/23	1/18 at 100.00	N/R	684,083

3,000	Wheeling, Illinois, Tax Increment Revenue Bonds, North Milwaukee/Lake-Cook TIF Project, Series 2005, 6.000%, 1/01/25	7/13 at 102.00	N/R	3,020,490

3,445	Wonder Lake Village, McHenry County, Illinois, Special Tax Bonds, Special Service Area 1 – Woods Creek, Series 2004, 6.750%, 3/01/34	3/14 at 102.00	N/R	3,545,525

2,245	Yorkville United City Business District, Illinois, Storm Water and Water Improvement Project Revenue Bonds, Series 2007, 6.000%, 1/01/26	1/17 at 102.00	N/R	1,610,002

7,155	Yorkville United City, Illinois, Special Service Area 2006-113 Cannoball & Beecher Special Tax Bonds, Series 2007, 5.750%, 3/01/28	3/17 at 102.00	N/R	7,303,466

4,187	Yorkville, Illinois, Special Service Area 2005-108 Assessment Bonds, Autumn Creek Project, Series 2006, 6.000%, 3/01/36	3/16 at 102.00	N/R	4,070,099
717,191	Total Illinois			732,392,085
	Indiana – 2.4%

1,080	Anderson, Indiana, Multifamily Housing Revenue Bonds, Cross Lakes and Giant Oaks Apartments, Series 2011A, 7.250%, 12/01/45	12/20 at 100.00	A–	1,223,413

660	Carmel Redevelopment District, Indiana, Tax Increment Revenue Bonds, Series 2004A, 6.650%, 7/15/14	7/13 at 101.50	N/R	672,830

	Carmel, Indiana, Revenue Bonds, Barrington of Carmel Project, Series 2012A:
1,000	7.125%, 11/15/42	No Opt. Call	N/R	1,117,000
1,000	7.125%, 11/15/47	No Opt. Call	N/R	1,109,170

	Delaware County Hospital Authority, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006:
5,910	5.125%, 8/01/29	8/16 at 100.00	Baa2	6,314,185
125	5.250%, 8/01/36	8/16 at 100.00	Baa2	133,309

6,360	East Chicago, Indiana, Solid Waste Disposal Revenue Bonds, USG Corporation, Series 1998, 5.500%, 9/01/28 (Alternative Minimum Tax)	No Opt. Call	B–	6,272,105

835	East Chicago, Indiana, Solid Waste Disposal Revenue Bonds, USG Corporation, Series 1999, 6.375%, 8/01/29	7/13 at 100.00	B–	835,409

1,595	Indiana Bond Bank, Special Program Bonds, Hendricks Regional Health Project, Tender Option Bond Trust 10-77W, 19.050%, 4/01/30 – AMBAC Insured (IF) (5)	No Opt. Call	AA	3,363,329

3,750	Indiana Bond Bank, Special Program Gas Revenue Bonds, JPMorgan Ventures Energy Corporation Guaranteed, Tender Option Bond Trust 2882, 17.790%, 4/15/17 (IF) (5)	No Opt. Call	A2	6,570,450

5,855	Indiana Finance Authority, Educational Facilities Revenue Bonds, 21st Century Charter School Project, Series 2013A, 6.250%, 3/01/43	3/23 at 100.00	BB–	5,884,275

2,400	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 7.000%, 10/01/39	10/19 at 100.00	BB+	2,674,608

6,560	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2010, 6.000%, 12/01/26	6/20 at 100.00	BB	6,993,354

132	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Indiana (continued)

$1,330	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.000%, 12/01/19	No Opt. Call	BB	$1,467,655

20,000	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (Alternative Minimum Tax)	No Opt. Call	BB	20,488,000

	Indiana Finance Authority, Hospital Revenue Bonds, King’s Daughters’ Hospital and Health Services, Series 2010:
5,870	5.500%, 8/15/40	8/20 at 100.00	BBB+	6,437,277
3,855	5.500%, 8/15/45	8/20 at 100.00	BBB+	4,222,459

6,000	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013B, 5.000%, 7/01/40 (Alternative Minimum Tax)	7/23 at 100.00	BBB	6,414,120

	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Tender Option Bond Trust 3611:
1,250	18.691%, 6/01/17 (IF) (5)	No Opt. Call	AA	1,956,800
3,085	18.718%, 6/01/17 (IF) (5)	No Opt. Call	AA	4,828,673
1,460	18.783%, 6/01/17 (IF) (5)	No Opt. Call	AA	2,284,827
5,000	15.543%, 12/01/32 (IF) (5)	12/19 at 100.00	AA	7,827,200
330	18.691%, 12/01/32 (IF) (5)	12/19 at 100.00	AA	516,595

	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Ascension Health, Tender Option Bond Trust 3301:
1,500	17.816%, 5/15/31 (IF) (5)	11/16 at 100.00	AA+	2,125,740
2,750	17.962%, 5/15/31 (IF) (5)	11/16 at 100.00	AA+	3,897,190

1,450	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	A–	1,580,094

10,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured (UB)	1/19 at 100.00	AA–	11,319,100

	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Tender Option Bond Trust 11779:
310	19.018%, 1/01/17 – AGC Insured (IF)	No Opt. Call	AA–	473,568
2,500	19.018%, 1/01/17 – AGC Insured (IF)	No Opt. Call	AA–	3,819,100
6,250	19.018%, 1/01/32 – AGC Insured (IF)	1/19 at 100.00	AA–	9,547,750
4,995	20.010%, 1/01/32 – AGC Insured (IF)	1/19 at 100.00	AA–	7,820,222

970	Monroe County, Indiana, Multifamily Housing Revenue Bonds, Canterbury House Apartments Project, Series 2001B, Pass through Certificates Series 2002-1, 5.900%, 11/01/34 (Mandatory put 11/01/22)	7/13 at 100.00	Baa1	970,737

1,550	Portage, Indiana, Economic Development Revenue Bonds, Ameriplex Project, Series 2006, 5.000%, 1/15/27	7/16 at 100.00	A	1,617,983

3,643	Portage, Indiana, Special Improvement District Revenue Bonds, Marina Shores Project, Series 2005, 6.375%, 3/01/35 (4)	3/15 at 102.00	N/R	1,276,361

9,000	Rockport, Indiana, Revenue Bonds, AK Steel Corporation, Series 2012, 7.000%, 6/01/28 (Alternative Minimum Tax)	2/22 at 100.00	B–	9,507,600

	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 2005:
3,065	5.250%, 2/15/23 (4)	2/15 at 100.00	N/R	342,912
2,500	5.375%, 2/15/34 (4)	2/15 at 100.00	N/R	279,700

2,155	St. Joseph County, Indiana, Economic Development Revenue Bonds, Chicago Trail Village Apartments, Series 2005A, 7.500%, 7/01/35	7/15 at 103.00	N/R	2,297,639

230	St. Joseph County, Indiana, Economic Development Revenue Bonds, Holy Cross Village at Notre Dame, Series 2006A, 5.550%, 5/15/19	7/13 at 100.00	N/R	230,278

	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc., Series 2011:
5,000	7.750%, 9/01/31	9/21 at 100.00	N/R	6,187,450
5,000	8.000%, 9/01/41	9/21 at 100.00	N/R	6,146,100

Nuveen Investments	133

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Indiana (continued)

	Vigo County Hospital Authority, Indiana, Revenue Bonds, Union Hospital, Series 2007:
$3,000	5.700%, 9/01/37	9/17 at 100.00	N/R	$3,139,950
15,000	5.750%, 9/01/42	9/17 at 100.00	N/R	15,682,050
32,500	5.800%, 9/01/47	9/17 at 100.00	N/R	34,043,750
198,678	Total Indiana			221,912,317
	Iowa – 1.5%

7,000	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.500%, 7/01/25	7/16 at 100.00	BB+	7,398,930

91,415	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc. Project, Series 2012, 4.750%, 8/01/42	8/22 at 100.00	BBB–	91,408,601

5,355	Iowa Finance Authority, Multifamily Housing Bonds, Series 2006A, 4.600%, 7/01/41 (UB)	7/16 at 100.00	AA	5,518,328

1,000	Iowa Finance Authority, Senior Housing Revenue Bonds, Bethany Life Communities, Series 2006A, 5.550%, 11/01/41	11/13 at 100.00	N/R	1,005,070

2,000	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Upper Iowa University Project, Refunding Series 2010, 5.750%, 9/01/30	9/20 at 100.00	BBB	2,277,720

	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
2,030	5.375%, 6/01/38	6/15 at 100.00	B+	1,958,138
11,425	5.500%, 6/01/42	6/15 at 100.00	B+	11,096,874
2,075	5.625%, 6/01/46	6/15 at 100.00	B+	2,035,181

9,850	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B+	9,856,600

1,490	Pottawattamie County, Iowa, Revenue Bonds, Christian Homes, Inc. Obligated Group, Series 2007E, 5.750%, 5/15/31	5/17 at 100.00	BBB–	1,582,112

2,250	Scott County, Iowa, Revenue Bonds, Ridgecrest Village, Series 2006, 5.250%, 11/15/27	11/16 at 100.00	BBB–	2,303,888
135,890	Total Iowa			136,441,442
	Kansas – 0.6%

5,405	Fredonia, Kansas, Hospital Revenue Bonds, Series 2007, 6.125%, 8/15/37	8/17 at 100.00	N/R	5,545,530

	Lenexa, Kansas, Health Care Facilities Revenue Bonds, Lakeview Village Inc, Refunding & Improvement Series 2007:
1,650	5.250%, 5/15/22	5/17 at 100.00	N/R	1,728,425
490	5.500%, 5/15/39	5/17 at 100.00	N/R	502,181

1,000	Manhattan Health Care Facility Revenue Bonds, Kansas, Meadowlarks Hills Retirement, Series 2007B, 5.125%, 5/15/42	5/14 at 103.00	N/R	1,002,960

	Olathe, Kansas, Tax Increment Revenue Bonds, Gateway Area 1 Special Obligation Series 2006:
1,000	5.000%, 3/01/16 (4)	No Opt. Call	N/R	520,310
4,780	5.000%, 3/01/26 (4)	3/16 at 100.00	N/R	2,485,982

2,790	Olathe, Kansas, Transportation Development District Sales Tax Revenue Bonds, Gateway Project Area lA, Series 2006, 5.000%, 12/01/28 (4)	12/16 at 100.00	N/R	1,118,093

	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A:
18,500	5.250%, 1/01/32 – AMBAC Insured	1/17 at 100.00	BB+	19,010,600
1,960	5.125%, 1/01/32 – AMBAC Insured	1/17 at 100.00	BB+	2,005,884

5,000	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park Convention Center, Series 2007B, 5.125%, 1/01/32 – AMBAC Insured	1/17 at 100.00	BB+	5,083,150

8,910	Overland Park, Kansas, Sales Tax Special Obligation Revenue Bonds, Prairiefire at Lionsgate Project, Series 2012, 6.000%, 12/15/32	No Opt. Call	N/R	8,935,126

134	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Kansas (continued)

$4,053	Wichita, Kansas, Multifamily Housing Revenue Bonds, Buttonwood Tree Apartments Project, Series 2002-I, 7.350%, 12/01/33 (Alternative Minimum Tax)	6/13 at 100.00	N/R	$4,336,096
55,538	Total Kansas			52,274,337
	Kentucky – 0.2%

8,000	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.375%, 6/01/40	6/20 at 100.00	BBB+	9,590,320

3,070	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Tender Option Bond Trust 1068, 18.123%, 8/15/46 (IF) (5)	8/21 at 100.00	AA–	4,448,461

1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA–	1,097,690

1,000	Louisville and Jefferson County Metropolitan Government, Kentucky, General Revenue Bonds, Bellarmine University, Series 2008A, 6.000%, 5/01/38	5/18 at 100.00	Baa3	1,102,490

2,190	Rockcastle County, Kentucky, First Mortgage Revenue Bonds, Rockcastle Hospital and Respiratory Care Center Inc. Project, Series 2005, 5.550%, 6/01/30	6/15 at 100.00	BBB–	2,238,399
15,260	Total Kentucky			18,477,360
	Louisiana – 1.1%

15,000	Hodge, Louisiana, Combined Utility System Revenue Bonds, Smurfit-Stone Container Corporation, Series 2003, 7.450%, 3/01/24 (Alternative Minimum Tax) (7)	No Opt. Call	N/R	1,500

	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011:
4,540	6.250%, 7/01/31	7/21 at 100.00	BBB–	5,407,730
25,365	6.375%, 7/01/41	7/21 at 100.00	BBB–	29,787,134

1,160	Juban Parc Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2006, 5.150%, 10/01/14 (4)	No Opt. Call	N/R	383,194

6,938	Lakeshore Villages Master Community Development District, Louisiana, Special Assessment Revenue Bonds, Series 2007, 5.250%, 7/01/17 (4)	No Opt. Call	N/R	2,777,906

1,000	Louisiana Public Facilities Authority, Revenue Bonds, Belle Chasse Educational Foundation Project, Series 2011, 6.750%, 5/01/41	5/21 at 100.00	BBB	1,184,490

	Louisiana Public Facilities Authority, Revenue Bonds, Lake Charles Charter Academy Foundation Project, Series 2011A:
505	7.750%, 12/15/31	12/21 at 100.00	N/R	567,761
7,425	8.000%, 12/15/41	12/21 at 100.00	N/R	8,396,784

7,315	Louisiana Local Government Environment Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Series 2009A, 6.500%, 8/01/29	8/20 at 100.00	BBB–	8,881,800

750	Louisiana Local Government Environment Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Series 2010A-2, 6.500%, 11/01/35	11/20 at 100.00	BBB–	901,725

11,440	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB–	13,094,338

590	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Capital Projects and Equipment Acquisition Program, Series 2000A, 6.300%, 7/01/30 – AMBAC Insured	No Opt. Call	N/R	666,665

9,535	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, CDF Healthcare of Louisiana LLC, Series 2006A, 7.000%, 6/01/36	6/16 at 101.00	N/R	9,776,617

Nuveen Investments	135

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Louisiana (continued)

$6,100	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37 (4)	12/17 at 100.00	N/R	$2,738,656

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Woman’s Hospital Foundation Project, Tender Option Bonds Trust 1012:
3,315	20.273%, 10/01/40 (IF) (5)	10/20 at 100.00	A3	5,567,808
1,375	20.285%, 10/01/40 (IF) (5)	10/20 at 100.00	A3	2,310,000

	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2011:
2,000	6.500%, 5/15/37	5/21 at 100.00	Baa1	2,397,960
600	6.750%, 5/15/41	5/21 at 100.00	Baa1	725,580

5,260	Louisiana Public Facilities Authority, Solid Waste Disposal Facility Revenue Bonds, Louisiana Pellets Inc Project, Series 2013A, 9.750%, 8/01/14 (Alternative Minimum Tax)	1/14 at 100.00	N/R	5,261,052

1,940	Orange Grove Community Development District, Louisiana, Special Assessment Revenue Bonds, Series 2006, 5.300%, 11/01/21 (4)	7/13 at 100.00	N/R	602,060

2,290	Whispering Springs Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2006, 5.200%, 10/01/21 (4)	7/13 at 100.00	N/R	504,579
114,443	Total Louisiana			101,935,339
	Maine – 0.2%

	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, MaineGeneral Medical Center, Series 2011:
2,300	6.950%, 7/01/36	7/21 at 100.00	Baa3	2,845,606
6,500	7.000%, 7/01/41	7/21 at 100.00	Baa3	7,997,405

3,950	Rumford, Maine, Solid Waste Disposal Revenue Bonds, Boise Cascade Corporation Project, Series 2001, 6.875%, 10/01/26 (Alternative Minimum Tax)	7/13 at 100.00	B2	3,970,066
12,750	Total Maine			14,813,077
	Maryland – 1.3%

7,850	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/39 – SYNCORA GTY Insured	9/16 at 100.00	BB+	8,006,843

500	Baltimore, Maryland, Special Obligation Bonds, North Locust Point Project, Series 2005, 5.500%, 9/01/34	9/15 at 101.00	N/R	512,030

19,255	Baltimore, Maryland, Subordinate Lien Convention Center Hotel Revenue Bonds, Series 2006B, 5.875%, 9/01/39	9/16 at 100.00	Ba2	19,827,836

	Howard County, Maryland, Retirement Community Revenue Bonds, Vantage House, Series 2007A:
1,270	5.250%, 4/01/27	4/17 at 100.00	N/R	1,285,621
1,000	5.250%, 4/01/33	4/17 at 100.00	N/R	1,004,700

4,780	Maryland Community Development Administration, Department of Housing and Community Development, Housing Revenue Bonds, Tender Option Bond Trust 2849, 10.811%, 1/01/15 (Alternative Minimum Tax) (IF)	No Opt. Call	AA+	5,147,247

675	Maryland Community Development Administration, Department of Housing and Community Development, Housing Revenue Bonds, Tender Option Bond Trust 2849, 10.811%, 1/01/15 (Alternative Minimum Tax) (IF)	No Opt. Call	AA+	726,860

7,335	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2007A, 4.800%, 9/01/42 (Alternative Minimum Tax) (UB)	9/16 at 100.00	Aa2	7,593,852

	Maryland Community Development Administration, Residential Revenue Bonds, Series 2007D, Trust 1023:
1,710	17.027%, 3/01/30 (Alternative Minimum Tax) (IF) (5)	3/17 at 100.00	Aa2	1,935,754
940	16.822%, 3/01/30 (Alternative Minimum Tax) (IF) (5)	3/17 at 100.00	Aa2	1,066,148

136	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Maryland (continued)

	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A:
$1,650	5.000%, 12/01/16	No Opt. Call	N/R	$1,515,080
54,000	5.000%, 12/01/31	12/16 at 100.00	N/R	37,595,880

	Maryland Economic Development Corporation, Senior Lien Student Housing Revenue Bonds, University of Maryland – Baltimore, Series 2003A:
820	5.625%, 10/01/23	10/13 at 100.00	B3	820,066
10,640	5.750%, 10/01/33	10/13 at 100.00	B3	10,601,483

2,080	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Frostburg State University Project, Series 2002A , 6.250%, 10/01/33	10/13 at 100.00	Ba3	2,088,736

	Maryland Health and Higher Educational Facilities Authority, Private School Revenue Bonds, Washington Christian Academy, Series 2006:
750	5.250%, 7/01/18 (4)	1/17 at 100.00	N/R	262,515
6,260	5.500%, 7/01/38 (4)	1/17 at 100.00	N/R	2,191,125

4,345	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, King Farm Presbyterian Community, Series 2007A, 5.300%, 1/01/37	1/17 at 100.00	N/R	4,223,688

1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 6.125%, 7/01/45	7/20 at 100.00	BBB–	1,618,200

	Prince George’s County, Maryland, Revenue Bonds, Dimensions Health Corporation, Series 1994:
260	5.375%, 7/01/14	7/13 at 100.00	B3	260,086
15,475	5.300%, 7/01/24	7/13 at 100.00	B3	15,289,145
143,095	Total Maryland			123,572,895
	Massachusetts – 1.2%

12,275	Boston Industrial Development Financing Authority, Massachusetts, Senior Revenue Bonds, Crosstown Center Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum Tax)	9/13 at 101.00	Caa3	9,720,695

4,080	Boston Industrial Development Financing Authority, Massachusetts, Subordinate Revenue Bonds, Crosstown Center Project, Series 2002, 8.000%, 9/01/35 (Alternative Minimum Tax) (4)	9/13 at 101.00	N/R	1,396,094

2,000	Massachusetts Development Finance Agency, Education Facility Revenue Bonds, Academy of the Pacific Rim Project, Series 2006A, 5.125%, 6/01/31 – ACA Insured	6/16 at 100.00	N/R	2,016,640

300	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2000A, 8.375%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	307,179

1,315	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	1,310,555

34,580	Massachusetts Development Finance Agency, Resource Recovery Revenue Refunding Bonds, Covanta Energy Project, Series 2012B, 4.875%, 11/01/42	11/17 at 100.00	BB+	35,103,195

1,500	Massachusetts Development Finance Agency, Resource Recovery Revenue Refunding Bonds, Covanta Energy Project, Series 2012C, 5.250%, 11/01/42 (Alternative Minimum Tax)	11/17 at 100.00	BB+	1,553,430

4,960	Massachusetts Development Finance Agency, Revenue Bonds, Boston Architectural College, Series 2006, 5.000%, 1/01/37 – ACA Insured	1/17 at 100.00	N/R	4,858,518

3,500	Massachusetts Development Finance Agency, Revenue Bonds, The Sabis International Charter School, Series 2009A, 8.000%, 4/15/39	10/19 at 100.00	BBB	4,325,720

10,000	Massachusetts Development Finance Authority, Revenue Bonds, 100 Cambridge Street Redevelopment, M/SRBC Project, Series 2002A, 5.125%, 2/01/34 – NPFG Insured	7/13 at 100.00	BBB	10,001,100

Nuveen Investments	137

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)

	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Quincy Medical Center Issue, Series 2008A:
$5,950	6.250%, 1/15/28 (4)	1/18 at 100.00	N/R	$30,464
5,300	6.500%, 1/15/38 (4)	1/18 at 100.00	N/R	27,136

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Emerson Hospital, Series 2005E:
3,500	5.000%, 8/15/25 – RAAI Insured	8/15 at 100.00	N/R	3,557,295
400	5.000%, 8/15/35 – RAAI Insured	8/15 at 100.00	N/R	401,256

2,750	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Jordan Hospital, Series 1998D, 5.250%, 10/01/23	7/13 at 100.00	BB–	2,753,465

2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milford Regional Medical Center, Series 2007E, 5.000%, 7/15/37	7/17 at 100.00	BBB–	2,026,720

4,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milton Hospital Project, Series 2005D, 5.500%, 7/01/40	7/15 at 100.00	BB–	4,111,520

5,323	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012A, 6.000%, 2/15/43	7/13 at 103.00	D	4,560,273

4,162	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012B, 6.375%, 2/15/43	7/13 at 103.00	D	415,945

6,244	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012C, 6.625%, 2/15/43	7/13 at 103.00	D	62

2,500	Massachusetts Housing Finance Agency, Housing Bonds, Tender Option Bond Trust 2010-64W., 20.149%, 6/01/41 (IF) (5)	6/20 at 100.00	AA–	3,349,800

	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
1,605	5.200%, 1/01/20 – AMBAC Insured (Alternative Minimum Tax)	7/13 at 100.00	N/R	1,605,674
1,505	5.000%, 1/01/21 – AMBAC Insured	7/13 at 100.00	N/R	1,505,166
4,000	5.500%, 1/01/22 – AMBAC Insured (Alternative Minimum Tax)	7/13 at 100.00	N/R	4,001,840
15,445	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	7/13 at 100.00	N/R	15,444,846
139,194	Total Massachusetts			114,384,588
	Michigan – 3.6%

	Advanced Technology Academy, Michigan, Public School Academy Revenue Bonds, Series 2008:
3,995	6.000%, 11/01/28	11/18 at 100.00	BBB–	4,224,433
5,105	6.000%, 11/01/37	11/18 at 100.00	BBB–	5,335,491

1,050	Chandler Park Academy, Michigan, Public School Academy Charter School Revenue Bonds, Series 2005, 5.125%, 11/01/30	11/15 at 100.00	BBB	1,042,209

1,955	Concord Academy, Boyne City, Michigan, Certificates of Participation, Series 2007, 5.600%, 11/01/36	11/17 at 100.00	N/R	1,685,738

	Conner Creek Academy East, Michigan, Public School Revenue Bonds, Series 2007:
5,695	5.000%, 11/01/26	11/16 at 100.00	BB–	5,163,258
3,750	5.250%, 11/01/31	11/16 at 100.00	BB–	3,353,475
3,090	5.250%, 11/01/36	11/16 at 100.00	BB–	2,691,452

2,500	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Tender Option Bond Trust 3317, 18.652%, 11/01/26 – AGM Insured (IF) (5)	No Opt. Call	Aa2	4,436,200

4,710	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Tender Option Bond Trust 4697, 17.870%, 5/01/29 – AGM Insured (IF) (5)	No Opt. Call	Aa2	8,273,162

5,500	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and Site Improvement Bonds, Tender Option Bonds Trust 11784, 18.312%, 5/01/27 – AGM Insured (IF)	No Opt. Call	Aa2	9,443,720

138	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Michigan (continued)

	Detroit Community High School, Michigan, Public School Academy Revenue Bonds, Series 2005:
$2,000	5.650%, 11/01/25	11/15 at 100.00	B+	$1,747,240
500	5.750%, 11/01/30	11/15 at 100.00	B+	421,490
2,425	5.750%, 11/01/35	11/15 at 100.00	B+	1,978,339

6,550	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Series 1998A, 5.500%, 5/01/21	11/13 at 100.00	B–	6,094,055

	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A:
12,725	5.000%, 7/01/32	7/22 at 100.00	A+	13,923,059
12,000	5.250%, 7/01/39	7/22 at 100.00	A+	13,117,200
5,365	5.000%, 7/01/39 – AGM Insured	7/22 at 100.00	AA–	5,833,257

2,500	Detroit Water Supply System, Michigan, Water Supply System Revenue Bonds, Tender Option Bond Trust 4068, 17.553%, 7/01/15 (IF) (5)	No Opt. Call	AA+	2,959,600

6,555	Detroit Water Supply System, Michigan, Water Supply System Revenue Refunding Second Lien Bonds, Series 2006C, 5.000%, 7/01/33 – AGM Insured	No Opt. Call	AA–	6,682,429

	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Tender Option Bond Trust 3789:
2,500	18.169%, 5/01/18 (IF) (5)	No Opt. Call	AA	3,552,200
1,750	18.169%, 5/01/18 (IF) (5)	No Opt. Call	AA	2,486,540

	Detroit, Michigan, General Obligation Bonds, Limited Tax Capital Improvement Series 2008-A1:
12,140	5.000%, 4/01/15	No Opt. Call	B	11,367,775
6,500	5.000%, 4/01/16	No Opt. Call	B	5,958,225

	Detroit, Michigan, General Obligation Bonds, Series 2001A-1:
500	5.375%, 4/01/16 – NPFG Insured	7/13 at 100.00	Baa2	495,980
2,000	5.375%, 4/01/18 – NPFG Insured	7/13 at 100.00	Baa2	1,926,260

1,000	Detroit, Michigan, General Obligation Bonds, Series 2002, 5.125%, 4/01/22 – NPFG Insured	10/13 at 100.00	Baa2	926,040

	Detroit, Michigan, General Obligation Bonds, Series 2003A:
3,000	5.250%, 4/01/22 – SYNCORA GTY Insured	7/13 at 100.00	B	2,768,100
1,025	5.250%, 4/01/23 – SYNCORA GTY Insured	7/13 at 100.00	B	935,835

5,000	Detroit, Michigan, General Obligation Bonds, Series 2005A, 5.000%, 4/01/21 – AGM Insured	No Opt. Call	AA–	5,066,150

2,090	Detroit, Michigan, General Obligation Bonds, Unlimited Tax Series 2008A, 5.000%, 4/01/20	No Opt. Call	AA–	2,139,282

6,845	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Second Lien Series 2005B, 5.500%, 7/01/22 – NPFG Insured	No Opt. Call	A	8,060,604

	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A:
5,670	5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	A	5,734,071
1,630	4.500%, 7/01/35 – NPFG Insured	7/15 at 100.00	A	1,582,029

9,105	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B, 5.500%, 7/01/29 – FGIC Insured	No Opt. Call	A	10,961,601

1,435	Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds, Series 2003A, 5.000%, 7/01/34 – NPFG Insured	7/13 at 100.00	A+	1,435,086

1,325	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B, 4.625%, 7/01/34 – FGIC Insured	7/16 at 100.00	A	1,341,284

1,100	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2005A, 4.500%, 7/01/35 – FGIC Insured	7/15 at 100.00	A+	1,093,070

9,770	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A, 5.250%, 7/01/41	7/21 at 100.00	A+	10,609,829

1,095	Doctor Charles Drew Academy, Michigan Certificates of Participation, Series 2006, 5.700%, 11/01/36	11/16 at 102.00	N/R	804,486

Nuveen Investments	139

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Michigan (continued)

$3,500	Flint International Academy, Michigan, Public School Academy Revenue Bonds, Series 2007, 5.750%, 10/01/37	10/17 at 100.00	BBB–	$3,616,760

	Garden City Hospital Finance Authority, Michigan, Revenue Bonds, Garden City Hospital Obligated Group, Series 2007A:
11,825	4.875%, 8/15/27	8/17 at 100.00	N/R	11,734,066
14,145	5.000%, 8/15/38	8/17 at 100.00	N/R	13,594,477

1,000	Gaylord Hospital Finance Authority, Michigan, Revenue Bonds, Otsego Memorial Hospital, Series 2004, 6.200%, 1/01/25	1/15 at 100.00	N/R	1,028,070

2,700	Kentwood Economic Development Corporation, Michigan, Limited Obligation Revenue Bonds, Holland Home Obligated Group, Refunding Series 2012, 5.625%, 11/15/41	5/22 at 100.00	BB+	2,858,733

1,000	Merritt Academy, Michigan, Certificates of Participation, Series 2004, 7.250%, 12/01/24	12/14 at 102.00	N/R	1,034,030

1,900	Merritt Academy, Michigan, Certificates of Participation, Series 2006, 6.250%, 12/01/36	12/14 at 102.00	N/R	1,904,085

	Michigan Finance Authority, Limited Obligation Revenue Bonds, Michigan Technical Academy, Series 2011:
1,990	5.700%, 10/01/21	No Opt. Call	N/R	2,109,937
2,140	7.100%, 10/01/31	10/21 at 100.00	N/R	2,277,110
7,000	7.450%, 10/01/41	10/21 at 100.00	N/R	7,484,890

1,000	Michigan Finance Authority, Public School Academy Limited Obligation Revenue and Refunding Bonds, Detroit Service Learning Academy Project, Series 2011, 7.000%, 10/01/36	10/21 at 100.00	BB+	1,144,890

1,495	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Creative Montessori Academy Project, Series 2011, 7.000%, 5/01/31	5/18 at 100.00	BBB–	1,616,304

1,170	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Holly Academy Project, Refunding Series 2011, 8.000%, 10/01/40	10/21 at 100.00	BBB–	1,416,800

6,325	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Hope Academy Project, Series 2011, 8.125%, 4/01/41	4/21 at 100.00	BB	7,297,722

400	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Old Redford Academy Project, Series 2010A, 6.500%, 12/01/40	12/20 at 100.00	BB	430,936

	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Voyageur Academy Project, Series 2011:
1,500	7.750%, 7/15/26	7/21 at 100.00	BB	1,618,590
9,000	8.000%, 7/15/41	7/21 at 100.00	BB	9,704,610

4,760	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2006D, 5.200%, 10/01/42 – AGM Insured (Alternative Minimum Tax) (UB) (5)	7/15 at 100.00	AA	4,887,996

	Michigan Municipal Bond Authority, Public School Academy Revenue Bonds, Detroit Academy of Arts and Sciences Charter School, Series 2001A:
2,900	7.900%, 10/01/21	10/13 at 100.00	Caa2	2,580,623
10,550	8.000%, 10/01/31	10/13 at 100.00	Caa2	9,388,129

1,000	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American Montessori Academy, Series 2007, 6.500%, 12/01/37	12/17 at 100.00	N/R	1,012,540

1,505	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35	11/15 at 100.00	BBB	1,543,980

1,000	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Richfield Public School Academy, Series 2007, 5.000%, 9/01/36	9/17 at 100.00	BBB–	983,700

140	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Michigan (continued)

$3,585	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, David Ellis Academy-West Charter School Project, Series 2007, 5.875%, 6/01/37	6/17 at 100.00	N/R	$3,625,582

	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Dr. Joseph F. Pollack Academic Center of Excellence Project, Series 2010:
290	7.250%, 4/01/20	No Opt. Call	BB	319,302
1,140	8.000%, 4/01/30	4/20 at 100.00	BB	1,292,999
500	8.000%, 4/01/40	4/20 at 100.00	BB	564,355

10,275	Michigan State Hospital Finance Authority, Revenue Bonds, Hills and Dales General Hospital, Series 2005A, 6.750%, 11/15/38	11/15 at 102.00	N/R	10,837,248

	Michigan State Hospital Finance Authority, Revenue Bonds, Presbyterian Villages of Michigan Obligated Group, Series 2005:
2,250	5.250%, 11/15/25	5/15 at 100.00	BB+	2,282,085
11,200	5.500%, 11/15/35	5/15 at 100.00	BB+	11,309,312

570	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Ford Motor Company, Series 1992A, 6.550%, 10/01/22	7/13 at 100.00	Baa3	571,237

9,900	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	BB–	10,296,099

	Renaissance Public School Academy, Michigan, Public School Academy Revenue Bonds, Series 2012A:
990	5.500%, 5/01/27	5/22 at 100.00	BBB–	1,013,998
1,315	6.000%, 5/01/37	5/22 at 100.00	BBB–	1,350,860

1,500	Saline Economic Development Corporation, Michigan, Limited Obligation Revenue and Refunding Bonds, Evangelical Homes of Michigan, Series 2012, 5.250%, 6/01/32	6/22 at 100.00	BB+	1,522,665

	Summit Academy North, Michigan, Revenue Bonds, Public School Academy Series 2005:
820	5.000%, 11/01/15	No Opt. Call	BB	825,740
1,705	5.250%, 11/01/20	11/15 at 100.00	BB	1,719,697
685	6.750%, 5/01/21	No Opt. Call	BB	749,801
4,795	5.350%, 11/01/25	11/15 at 100.00	BB	4,795,000
3,685	5.500%, 11/01/30	11/15 at 100.00	BB	3,644,207
1,615	7.750%, 5/01/31	5/21 at 100.00	BB	1,798,512
6,900	5.500%, 11/01/35	11/15 at 100.00	BB	6,709,215
3,460	8.000%, 5/01/41	5/21 at 100.00	BB	3,887,725

2,295	Summit Academy, Michigan, Revenue Bonds, Public School Academy Series 2005, 6.375%, 11/01/35	11/15 at 100.00	BB	2,335,736
322,730	Total Michigan			340,370,607
	Minnesota – 0.9%

1,000	Baytown Township, Minnesota, Lease Revenue Bonds, Saint Croix Preparatory Academy Project, Series 2008A, 7.000%, 8/01/38	8/16 at 102.00	BB	1,068,800

12,970	Bloomington Port Authority, Minnesota, Recovery Zone Facility Revenue Bonds, Radisson Blu MOA, LLC Project, Series 2010, 9.000%, 12/01/35	12/20 at 100.00	N/R	15,451,939

1,940	Chaska, Minnesota, Lease Revenue Bonds, World Learner School Project, Series, 8.000%, 12/01/43	12/21 at 100.00	BB+	2,304,817

	Falcon Heights, Minnesota, Lease Revenue Bonds, Kaleidoscope Charter School Revenue Bonds, Series 2007A:
425	6.000%, 11/01/27	11/15 at 100.00	N/R	440,644
1,550	6.000%, 11/01/37	11/15 at 100.00	N/R	1,598,903

1,000	Faribault, Minnesota, Housing Revenue Bonds, Faribault Senior Living LLC Project, Series 2010, 7.000%, 5/01/45	5/18 at 102.00	N/R	1,074,160

2,260	International Falls, Minnesota, Solid Waste Disposal Revenue Bonds, Boise Cascade Corporation Project, Refunding Series 1999, 6.850%, 12/01/29 (Alternative Minimum Tax)	7/13 at 100.00	B2	2,271,481

Nuveen Investments	141

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Minnesota (continued)

	Minneapolis, Minnesota, Recovery Zone Facility Revenue Bonds, Mosaic Parking, LLC Project, Series 2010A:
$1,000	7.750%, 1/01/33	1/21 at 100.00	N/R	$1,051,280
1,000	8.500%, 1/01/41	1/21 at 100.00	N/R	1,083,080

600	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Grant Park Project, Series 2006, 5.200%, 2/01/22	2/14 at 100.00	N/R	601,698

1,500	Oak Park Heights, Minnesota, Senior Housing Revenue Bonds, Oakgreen Commons Project, Series 2010, 7.000%, 8/01/45	8/20 at 100.00	N/R	1,645,110

1,525	Ramsey, Anoka County, Minnesota, Charter School Lease Revenue Bonds, PACT Charter School, Series 2004A, 6.750%, 12/01/33	6/14 at 102.00	N/R	1,576,515

1,695	Saint Paul Housing & Redevelopment Authority , Minnesota, Charter School Lease Revenue Bonds, Hmong Education Reform Company, Series 2012A, 5.500%, 9/01/43	9/20 at 101.00	BB+	1,742,206

2,400	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Higher Ground Academy Project, Series 2009, 8.500%, 12/01/38	6/14 at 102.00	N/R	2,521,800

460	Saint Paul Port Authority, Minnesota, Great Northern Project Tax Increment Revenue Bonds, Series 2, 6.000%, 3/01/30	3/16 at 100.00	N/R	468,459

1,000	Sauk Rapids, Minnesota, Health Care and Housing Facilities Revenue Bonds, Good Shepherd Lutheran Home, Refunding Series 2013, 5.125%, 1/01/39	1/23 at 100.00	N/R	1,019,410

1,600	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Achieve Charter School, Series 2003A, 7.000%, 12/01/32	12/13 at 100.00	N/R	1,615,488

	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Higher Ground Academy Charter School, Series 2004A:
390	6.625%, 12/01/23	6/14 at 102.00	N/R	403,915
2,120	6.875%, 12/01/33	6/14 at 102.00	N/R	2,187,374

	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Hmong Academy, Series 2006A:
400	5.750%, 9/01/26	9/14 at 102.00	BB+	410,936
500	6.000%, 9/01/36	9/14 at 102.00	BB+	514,530

1,300	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, HOPE Community Academy Charter School, Series 2004A, 6.750%, 12/01/33	6/14 at 102.00	N/R	1,339,598

2,185	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, HOPE Community Academy Charter School, Series 2005A, 6.250%, 12/01/33	6/14 at 102.00	N/R	2,217,819

	St. Paul Housing and Redevelopment Authority, Minnesota, Collateralized Multifamily Housing Revenue Bonds, Marian Center Project, Series 2007A:
845	5.300%, 11/01/30	5/14 at 101.00	N/R	848,304
1,225	5.375%, 5/01/43	5/14 at 101.00	N/R	1,227,242

2,195	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005, 6.000%, 11/15/25	11/15 at 100.00	BBB–	2,375,539

	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005A:
2,700	5.750%, 5/01/25	5/15 at 100.00	BB+	2,854,548
2,800	5.875%, 5/01/30	5/15 at 100.00	BB+	2,955,064

8,300	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005B, 6.000%, 5/01/30	5/15 at 100.00	N/R	8,781,317

	Stillwater, Minnesota, Multifamily Housing Revenue Bonds, Orleans Homes LP, Series 2007:
1,500	5.250%, 2/01/27 (Alternative Minimum Tax)	2/15 at 102.00	N/R	1,486,830
800	5.500%, 2/01/42 (Alternative Minimum Tax)	2/15 at 102.00	N/R	785,192

142	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Minnesota (continued)

	Wayzata, Minnesota, Senior Housing Revenue Bonds, Folkestone Senior Living Community, Series 2012A:
$1,485	5.500%, 11/01/32	5/19 at 102.00	N/R	$1,617,091
3,000	5.750%, 11/01/39	5/19 at 102.00	N/R	3,291,210
6,100	6.000%, 5/01/47	5/19 at 102.00	N/R	6,737,999

	Winsted, Minnesota, Health Care Revenue Bonds, Saint Mary’s Care Center Project, Series 2010A:
1,000	6.250%, 9/01/30	9/17 at 100.00	N/R	1,054,280
3,250	6.875%, 9/01/42	9/17 at 100.00	N/R	3,469,635
76,020	Total Minnesota			82,094,213
	Mississippi – 0.0%

4,865	Mississippi Business Finance Corporation, Gulf Opportunity Zone Revenue Bonds, Roberts Hotel of Jackson, LLC Project, Series 2010, 8.500%, 2/01/30 (4)	2/21 at 102.00	N/R	972,903

1,624	Mississippi Home Corporation, Multifamily Housing Revenue Bonds, Tupelo Personal Care Apartments, Series 2004-2, 6.125%, 9/01/34 (Alternative Minimum Tax)	10/19 at 101.00	N/R	1,396,758
6,489	Total Mississippi			2,369,661
	Missouri – 0.9%

	Belton, Missouri, Town Center Project Tax Increment Revenue Bonds, Series 2006:
250	5.500%, 3/01/20	3/16 at 100.00	N/R	252,853
600	5.625%, 3/01/25	3/16 at 100.00	N/R	597,642

	Cottleville, Missouri, Certificates of Participation, Series 2006:
200	5.125%, 8/01/26 (Pre-refunded 8/01/14)	8/14 at 100.00	N/R (6)	212,060
600	5.250%, 8/01/31 (Pre-refunded 8/01/14)	8/14 at 100.00	N/R (6)	637,122

600	Franklin County Industrial Development Authority, Missouri, Sales Tax Refunding Revenue Bonds, Phoenix Center II Community Improvement District Project, Series 2013A, 5.000%, 11/01/37	11/20 at 100.00	N/R	604,290

	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project, Series 2006:
590	5.000%, 6/01/20	6/16 at 100.00	N/R	570,501
3,000	5.000%, 6/01/28	6/16 at 100.00	N/R	2,610,420

1,475	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	1,645,186

1,300	Hanley/Eager Road Transportation Development District, Missouri, Revenue Bonds, Refunding Series 2012A, 6.000%, 3/01/42	3/16 at 101.00	N/R	1,334,736

7,685	Hawk Ridge Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2006A, 5.000%, 2/01/30	2/17 at 100.00	N/R	4,829,561

	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Briarcliff West Project, Series 2006A:
1,580	5.150%, 6/01/16	6/14 at 102.00	N/R	1,648,856
3,000	5.400%, 6/01/24	6/14 at 102.00	N/R	3,114,630

18,500	Lakeside 370 Levee District, Saint Charles, Missouri, Levee District Improvement Bonds, Series 2008, 7.000%, 4/01/28	4/16 at 100.00	N/R	11,100,185

1,500	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2007A, 5.125%, 8/15/26	8/17 at 100.00	BBB–	1,536,705

	Lees Summit Industrial Development Authority, Missouri, Special Assessment and Sales Tax Revenue Bonds, Summit Fair Community Improvement District Project, Series 2012:
1,460	5.000%, 5/01/35	5/20 at 100.00	N/R	1,472,877
2,365	6.000%, 5/01/42	5/20 at 100.00	N/R	2,389,194

500	Missouri Development Finance Board. Infrastructure Facilities Revenue Bonds, City of Independence, Missouri – Events Center Project, Series 2009F, 6.250%, 4/01/38 (Pre-refunded 4/01/14)	4/14 at 100.00	A– (6)	527,175

Nuveen Investments	143

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Missouri (continued)

$2,810	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Tender Option Bond Trust 4731, 13.540%, 11/15/42 (IF) (5)	11/22 at 100.00	AA–	$3,011,027

550	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services, Series 2005, 5.375%, 2/01/35	2/15 at 100.00	BBB+	560,819

2,580	Poplar Bluff Regional Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2012, 4.750%, 12/01/42	No Opt. Call	BBB	2,648,886

	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A:
1,295	5.250%, 6/15/25	6/15 at 103.00	N/R	1,264,296
3,400	5.350%, 6/15/32	6/15 at 103.00	N/R	3,228,096

5,365	Saint Louis Industrial Development Authority, Missouri, Multifamily Housing Revenue Bonds, Councils Towers Apartments, Series 2010B, 7.250%, 12/15/13	6/13 at 100.00	N/R	5,376,642

9,000	Saint Louis Land Clearance for Redevelopment Authority, Missouri, Tax-Exempt Recovery Zone Facilities Improvement, Special Revenue Bonds, Kiel Opera House Project, Series 2010B, 7.000%, 9/01/35	9/20 at 100.00	N/R	9,410,670

1,664	Saint Louis, Missouri, Tax Increment Bonds, 410 North Jefferson Lofts Project, Series 2007, 5.500%, 9/01/27	9/13 at 100.00	N/R	1,470,460

1,354	Saint Louis, Missouri, Tax Increment Financing District Revenue Bonds, Gaslight Square East Project, Series 2006, 5.500%, 1/22/28	9/13 at 100.00	N/R	1,217,260

2,205	Saint Louis, Missouri, Tax Increment Financing District Revenue Bonds, Printers Lofts Project, Series 2006, 6.000%, 8/21/26 (11)	No Opt. Call	N/R	1,345,866

1,989	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, City Hospital Tax Increment District, Series 2007, 6.000%, 8/23/26	7/13 at 100.00	N/R	1,862,400

2,587	Saint Louis, Missouri, Tax Increment Financing Revenue Notes, Marquette Building Redevelopment Project, Series 2008-A, 6.500%, 1/23/28	7/13 at 100.00	N/R	1,931,273

1,356	Saint Louis, Missouri, Tax-Exempt Revenue Notes, City Block 1859, Grand Avenue/Cozens/Evans Redevelopment Project, Series 2008-A, 6.500%, 12/11/29	7/13 at 100.00	N/R	1,110,578

	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A:
500	5.100%, 11/01/19	11/14 at 100.00	N/R	503,765
1,000	5.375%, 11/01/24	11/14 at 100.00	N/R	1,006,220

2,000	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B, 5.375%, 11/01/23	11/14 at 100.00	N/R	2,014,760

1,500	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Chesterfield, Series 2012, 5.000%, 9/01/42	No Opt. Call	BBB–	1,506,015

1,350	Strother Interchange Transportation Development District, Missouri, Revenue Bonds, Lees Summit, Series 2006, 5.000%, 5/01/24	5/16 at 100.00	N/R	1,338,741

1,500	Sugar Creek, Missouri, Industrial Development Revenue Bonds, Lafarge North America Inc., Series 2003A, 5.650%, 6/01/37 (Alternative Minimum Tax)	6/13 at 101.00	BB+	1,521,765

	University Place Transportation Development District, St. Louis County, Missouri, Transportation Sales Tax and Special Assessment Revenue Bonds, Series 2006:
1,000	5.000%, 3/01/26	3/15 at 100.00	N/R	949,900
2,500	5.000%, 3/01/32	3/15 at 100.00	N/R	2,259,150
92,710	Total Missouri			80,622,582

144	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Montana – 0.1%

	Billings, Montana, Tax Increment Urban Renewal Revenue Bonds, Expanded North 27th Street, Series 2013A:
$910	5.000%, 7/01/33	1/23 at 100.00	N/R	$951,478
2,100	5.000%, 7/01/38	1/23 at 100.00	N/R	2,150,820

10,140	Montana Board of Investments, Exempt Facility Revenue Bonds, Stillwater Mining Company, Series 2000, 8.000%, 7/01/20 (Alternative Minimum Tax)	7/13 at 100.00	B	10,176,403
13,150	Total Montana			13,278,701
	Nebraska – 0.5%

	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012:
8,690	5.000%, 9/01/32	9/22 at 100.00	A	9,723,502
500	5.250%, 9/01/37	No Opt. Call	A	559,595
35,025	5.000%, 9/01/42	9/22 at 100.00	A	37,924,019
44,215	Total Nebraska			48,207,116
	Nevada – 1.0%

4,250	Clark County, Nevada, Airport Revenue Bonds, Tender Option Bond Trust Series 11823, 20.174%, 1/01/36 (IF)	1/20 at 100.00	A+	7,252,710

1,035	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Tender Option Bond Trust 11823, 18.100%, 1/01/18 (IF)	No Opt. Call	A+	1,548,267

1,555	Henderson Local Improvement Districts T-17, Nevada, Limited Obligation Improvement Bonds, Madeira Canyon Project, Series 2005, 5.000%, 9/01/25	3/18 at 100.00	N/R	1,576,210

5,000	Henderson Local Improvement Districts T-18, Nevada, Limited Obligation Improvement Bonds, Inspirada Series 2006, 5.300%, 9/01/35	9/13 at 102.00	N/R	3,904,400

5,000	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30	6/19 at 100.00	BBB–	5,731,550

	Las Vegas, Nevada, Local Improvement and Refunding Bonds, Special Improvement District 808 and 810 Summerlin Village 23B, Series 2007:
4,610	5.875%, 6/01/21	12/13 at 103.00	N/R	4,719,580
11,770	6.125%, 6/01/31	12/13 at 103.00	N/R	11,987,863

3,060	Las Vegas, Nevada, Local Improvement Bonds, District 607, Series 2004, 6.250%, 6/01/24	12/16 at 100.00	N/R	3,153,544

	Mesquite Special Improvement District 07-01, Nevada, Anthem at Mesquite Local Improvement Bonds, Series 2007:
500	6.000%, 8/01/27	4/15 at 102.00	N/R	503,855
2,495	6.150%, 8/01/37	4/15 at 102.00	N/R	2,472,994

	North Las Vegas, Nevada, General Obligation Bonds, Wastewater Reclamation System Series 2006:
2,860	4.625%, 10/01/31 – NPFG Insured	10/16 at 100.00	A	2,881,479
4,900	4.500%, 10/01/36 – NPFG Insured	10/16 at 100.00	A	4,953,214

2,375	Reno, Nevada, Redevelopment Agency Downtown Project Tax Allocation Bonds, Series 2007C, 5.400%, 6/01/27	6/17 at 100.00	N/R	1,306,559

	Sparks Local Improvement District 3, Legends at Sparks Marina, Nevada, Limited Obligation Improvement Bonds, Series 2008:
1,980	6.500%, 9/01/20	9/18 at 100.00	N/R	2,111,710
2,000	6.750%, 9/01/27	9/18 at 100.00	N/R	2,086,860

	Sparks Tourism Improvement District 1, Legends at Sparks Marina, Nevada, Senior Sales Tax Revenue Bonds Series 2008A:
6,580	6.500%, 6/15/20	6/18 at 100.00	B2	6,881,825
25,590	6.750%, 6/15/28	6/18 at 100.00	B2	26,492,048
85,560	Total Nevada			89,564,668

Nuveen Investments	145

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Hampshire – 0.0%

$200	New Hampshire Health and Education Facilities Authority, Revenue Bonds, The Memorial Hospital, Series 2006, 5.250%, 6/01/26	6/16 at 100.00	BBB	$205,304
	New Jersey – 2.6%

6,422	Bayonne Medical Center Inc., New Jersey, Revenue Bonds, Bond Anticipation Notes, Series 2006, 8.050%, 12/31/49 (12)	No Opt. Call	N/R	674,674

8,255	Bayonne Redevelopment Agency, New Jersey, Revenue Bonds, Royal Caribbean Cruises Project, Series 2006A, 5.375%, 11/01/35 (Alternative Minimum Tax)	11/16 at 100.00	BB	8,318,811

1,000	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	1,040,430

	New Jersey Economic Development Authority, Charter School Revenue Bonds, Lady Liberty Academy Charter School Project, Series 2013A:
2,390	5.500%, 8/01/33	8/23 at 100.00	BB+	2,402,810
4,120	5.650%, 8/01/43	8/23 at 100.00	BB+	4,151,477
2,395	5.750%, 8/01/47	8/23 at 100.00	BB+	2,411,358

1,180	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004, 5.750%, 6/15/34 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	1,251,992

1,000	New Jersey Economic Development Authority, Economic Development Revenue Bonds, Glimcher Properties LP, Series 1998, 6.000%, 11/01/28 (Alternative Minimum Tax)	7/13 at 100.00	N/R	999,900

10,015	New Jersey Economic Development Authority, Revenue Bonds, American Airlines Inc., Series 1991, 7.100%, 11/01/31 (Alternative Minimum Tax) (4)	11/13 at 100.00	N/R	10,014,900

20,000	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Refunding Series 2012, 5.750%, 9/15/27 (Mandatory put 9/15/22) (Alternative Minimum Tax)	7/13 at 100.00	B	20,686,600

795	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1998, 5.500%, 4/01/28 (Alternative Minimum Tax)	7/13 at 100.00	B	797,989

8,100	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 5.125%, 9/15/23 (Alternative Minimum Tax)	9/13 at 100.00	B	8,536,185

23,750	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 5.250%, 9/15/29 (Alternative Minimum Tax)	9/22 at 101.00	B	25,024,900

	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000:
1,500	7.200%, 11/15/30 (Alternative Minimum Tax)	7/13 at 100.00	B	1,505,700
5,210	7.000%, 11/15/30 (Alternative Minimum Tax)	5/13 at 100.00	B	5,229,694

7,510	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2003, 9.000%, 6/01/33(Alternative Minimum Tax)	7/13 at 100.00	B	7,735,150

1,500	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A, 5.875%, 6/01/42	6/20 at 100.00	Baa3	1,708,695

2,400	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, University of Medicine and Dentistry of New Jersey, Series 2009B, 7.500%, 12/01/32	6/19 at 100.00	A–	2,989,824

	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtual Health, Tender Option Bond Trust 3018:
1,575	18.599%, 7/01/38 – AGC Insured (IF) (5)	1/14 at 100.00	AA–	1,678,824
1,815	19.077%, 7/01/38 – AGC Insured (IF) (5)	7/19 at 100.00	AA–	2,632,059
5,000	19.102%, 7/01/38 – AGC Insured (IF) (5)	7/19 at 100.00	AA–	7,254,000
1,250	19.102%, 7/01/38 – AGC Insured (IF) (5)	7/19 at 100.00	AA–	1,813,500

146	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)

	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011:
$4,450	6.000%, 7/01/26	7/21 at 100.00	BB+	$5,194,752
1,365	6.250%, 7/01/35	7/21 at 100.00	BB+	1,605,759

23,630	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BB+	25,732,361

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Palisades Medical Center of New York Presbyterian Healthcare System, Series 2002:
1,320	6.500%, 7/01/21	7/13 at 100.00	BB+	1,323,828
1,500	6.625%, 7/01/31	7/13 at 100.00	BB+	1,502,730

5,715	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.625%, 7/01/38	7/18 at 100.00	BBB–	6,600,711

590	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Somerset Medical Center, Series 2003, 5.500%, 7/01/23	7/13 at 100.00	Ba2	592,307

2,500	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1B, 5.750%, 12/01/39 (Alternative Minimum Tax)	12/22 at 100.00	A	2,659,075

1,535	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Trust 11853, 21.551%, 6/01/16 (IF)	No Opt. Call	AA–	2,208,589

42,515	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2008A, 6.125%, 6/01/30 – AGC Insured (Alternative Minimum Tax) (UB)	6/18 at 100.00	AA–	47,180,596

35,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34	6/17 at 100.00	B2	30,831,150
237,302	Total New Jersey			244,291,330
	New Mexico – 0.3%

1,000	Bernalillo County, New Mexico, Multifamily Housing Revenue Bonds, Valencia Retirement Apartments Project, Series 2001A, 5.450%, 6/01/34 – AMBAC Insured (Alternative Minimum Tax)	5/13 at 100.00	N/R	1,000,260

	Cabezon Public Improvement District, Rio Rancho, New Mexico, Special Levy Revenue Bonds, Series 2005:
1,505	6.000%, 9/01/24	9/15 at 102.00	N/R	1,575,043
1,490	6.300%, 9/01/34	9/15 at 102.00	N/R	1,551,582

4,000	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico – San Juan Project, Series 2003B, 4.875%, 4/01/33	4/16 at 101.00	BBB	4,141,080

3,000	Jicarilla Apache Nation, New Mexico, Revenue Bonds, Series 2002A, 5.500%, 9/01/23	No Opt. Call	N/R	2,999,760

	Mariposa East Public Improvement District, New Mexico, General Obligation Bonds, Series 2006:
1,210	5.500%, 9/01/16	No Opt. Call	N/R	1,043,226
1,655	5.750%, 9/01/21	9/16 at 100.00	N/R	1,415,422
9,050	6.000%, 9/01/32	9/16 at 100.00	N/R	7,719,741

5,245	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, Haverland Carter Lifestyle Group, Series 2013, 5.000%, 7/01/42	7/22 at 100.00	BBB–	5,298,447

	The Trails Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2008:
1,190	7.625%, 10/01/23	10/18 at 100.00	N/R	1,252,868
3,400	7.750%, 10/01/38	10/18 at 100.00	N/R	3,487,720
32,745	Total New Mexico			31,485,149

Nuveen Investments	147

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York – 3.0%

$750	Albany Industrial Development Agency, New York, Revenue Bonds, Saint Peter’s Hospital, Series 2008A, 5.250%, 11/15/32	11/17 at 100.00	A3	$816,983

	Brooklyn Arena Local Developme(nt Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
12,430	0.000%, 7/15/32	No Opt. Call	BBB–	5,372,495
5,470	0.000%, 7/15/35	No Opt. Call	BBB–	1,977,186
10,750	6.375%, 7/15/43	1/20 at 100.00	BBB–	12,862,698

1,125	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Medaille College, Series 2012, 5.250%, 4/01/35	1/23 at 100.00	BB+	1,169,899

500	Cattaraugus County Industrial Development Agency, New York, Revenue Bonds, St. Bonaventure University, Series 2006, 5.100%, 5/01/31	5/16 at 100.00	BBB–	513,425

1,000	Dormitory Authority of the State of New York, Insured Revenue Bonds, Pace University, Series 2013A, 5.000%, 5/01/38	5/23 at 100.00	BBB–	1,089,950

	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005:
14,050	7.500%, 8/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	14,805,154
9,960	7.625%, 8/01/25 (Alternative Minimum Tax)	8/16 at 101.00	N/R	11,308,042
12,600	8.000%, 8/01/28	8/16 at 101.00	N/R	14,386,554
14,800	7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	N/R	16,905,526

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
2,425	5.625%, 10/01/17 (13)	No Opt. Call	N/R	1,032,032
12,570	5.750%, 10/01/27 (14)	10/17 at 100.00	N/R	5,336,468
28,560	5.750%, 10/01/37 (14)	10/17 at 100.00	N/R	12,122,292
61,500	5.875%, 10/01/46 (15)	10/17 at 102.00	N/R	26,098,755

5,555	New York City Industrial Development Agency, New York, Liberty Revenue Bonds, IAC/InterActiveCorp, Series 2005, 5.000%, 9/01/35	9/15 at 100.00	BBB	5,783,199

	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
9,130	5.000%, 1/01/31 – AMBAC Insured	1/17 at 100.00	Ba1	9,485,614
10,090	5.000%, 1/01/36 – AMBAC Insured	1/17 at 100.00	Ba1	10,392,397

4,275	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA–	5,278,129

	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, American Airlines Inc., Series 1990:
200	5.400%, 7/01/19 (Alternative Minimum Tax) (4)	8/13 at 100.00	N/R	224,998
430	5.400%, 7/01/20 (Alternative Minimum Tax) (4)	8/13 at 100.00	N/R	483,746

2,305	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, American Airlines Inc., Series 1994, 6.900%, 8/01/24 (Alternative Minimum Tax) (4)	7/13 at 100.00	N/R	2,581,577

27,805	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)	6/13 at 100.00	BB	27,805,556

6,610	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 2002, 7.625%, 12/01/32 (Alternative Minimum Tax)	12/13 at 100.00	BB	6,742,068

8,500	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, JFK Airport – American Airlines Inc., Series 2002B, 8.500%, 8/01/28 (Alternative Minimum Tax)	8/13 at 100.50	N/R	9,392,245

	New York City Industrial Development Agency, New York, Special Facility Revenue Bonds, JetBlue Airways Corporation Project, Series 2006:
2,085	5.000%, 5/15/20 (Alternative Minimum Tax)	7/13 at 100.00	B–	2,085,000
5,370	5.125%, 5/15/30 (Alternative Minimum Tax)	7/13 at 100.00	B–	5,369,624

148	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)

	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 3484:
$1,290	17.949%, 6/15/15 (IF)	No Opt. Call	AA+	$1,894,301
2,500	17.982%, 6/15/15 (IF)	No Opt. Call	AA+	3,673,400
375	17.983%, 6/15/15 (IF)	No Opt. Call	AA+	570,330
1,250	17.982%, 6/15/32 (IF)	6/17 at 100.00	AA+	1,830,650
7,500	17.982%, 6/15/33 (IF)	6/19 at 100.00	AA+	11,431,800
625	17.982%, 6/15/33 (IF)	6/19 at 100.00	AA+	952,650

835	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/31	11/21 at 100.00	A+	956,952

9,860	New York Liberty Development Corporation, Second Priority Liberty Revenue Refunding Bonds, Bank of America Tower at One Bryant Park Project, Series 2010, 6.375%, 7/15/49	1/20 at 100.00	A–	11,814,942

	New York Liberty Development Corporation, Second Priority Liberty Revenue Refunding Bonds, Bank of America Tower at One Bryant Park Project, Tender Option Bond Trust PT4704:
1,000	18.206%, 1/15/44 (IF) (5)	1/20 at 100.00	AA+	1,488,320
1,875	18.206%, 1/15/44 (IF) (5)	1/20 at 100.00	AA+	2,790,600

1,665	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fifty Second Series 2009, 13.799%, 11/01/35 (Alternative Minimum Tax) (IF)	5/18 at 100.00	AA–	2,177,887

16,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fifty Second Series 2008, 5.250%, 11/01/35 (Alternative Minimum Tax) (UB)	5/18 at 100.00	AA–	17,641,280

	Seneca Nation of Indians Capital Improvements Authority, New York, Special Obligation Bonds, Series 2007A:
4,695	5.250%, 12/01/16	No Opt. Call	BB	5,026,749
1,000	5.000%, 12/01/23	6/17 at 100.00	BB	1,056,620

100	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (Alternative Minimum Tax)	7/13 at 100.00	N/R	100,005

	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
1,000	5.000%, 6/01/26	6/16 at 100.00	BB–	989,550
3,230	5.000%, 6/01/34	6/16 at 100.00	B+	2,932,356

1,000	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001A, 7.125%, 7/01/31	7/13 at 100.00	B+	1,001,730
326,645	Total New York			279,751,734
	North Carolina – 0.4%

1,500	Albemarle Hospital Authority, North Carolina, Health Care Facilities Revenue Bonds, Series 2007, 5.250%, 10/01/38	10/17 at 100.00	N/R	1,531,620

	Buncombe County, North Carolina, Project Development Financing Revenue Bonds, Woodfin Downtown Corridor Development, Series 2008:
750	6.750%, 8/01/24	8/18 at 100.00	N/R	747,563
3,470	7.250%, 8/01/34	8/18 at 100.00	N/R	3,441,615

1,000	Charlotte, North Carolina, Special Facility Refunding Revenue Bonds, Charlotte/Douglas International Airport, US Airways, Inc. Project, Series 1998, 5.600%, 7/01/27 (Alternative Minimum Tax)	7/13 at 100.00	N/R	1,001,230

1,565	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Tender Option Bond Trust 11963, 18.853%, 1/15/19 (IF)	No Opt. Call	AA–	2,467,880

	Durham Housing Authority, North Carolina, Multifamily Housing Revenue Bonds, JFK Towers Project, Series 2012A:
1,900	5.000%, 12/01/35	No Opt. Call	A–	1,991,333
2,570	5.000%, 12/01/47	No Opt. Call	A–	2,613,125

Nuveen Investments	149

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	North Carolina (continued)

$5,250	North Carolina Capital Facilities Finance Agency, Solid Waste Facilities Revenue Bonds, Liberty Tire Services of North Carolina LLC, Series 2004A, 6.750%, 7/01/29	7/16 at 100.00	N/R	$5,363,663

1,000	North Carolina Capital Facilities Financing Agency, Educational Facilities Revenue Bond, Meredith College, Series 2008A, 6.125%, 6/01/35	6/18 at 100.00	BBB	1,135,000

5,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Wake Forest Baptist Obligated Group, Tender Option Bond Trust 4278, 13.688%, 12/01/20 (IF) (5)	No Opt. Call	AA–	5,007,400

	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Presbyterian Homes, Series 2006:
2,800	5.400%, 10/01/27	10/16 at 100.00	N/R	2,919,924
1,655	5.600%, 10/01/36	10/16 at 100.00	N/R	1,720,803

2,790	North Carolina Medical Care Commission, Healthcare Revenue Bonds, Novant Health Inc., Tender Option Bond Trust 1066, 17.224%, 11/01/34 (IF) (5)	11/16 at 100.00	AA–	3,395,207
31,250	Total North Carolina			33,336,363
	Ohio – 3.2%

1,140	Blue Ash, Ohio, Tax Increment Financing Revenue Bonds, Duke Realty Ohio, Series 2006, 5.000%, 12/01/35	12/16 at 102.00	N/R	1,164,727

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
13,000	5.125%, 6/01/24	6/17 at 100.00	B–	12,067,900
74,465	5.875%, 6/01/30	6/17 at 100.00	B	66,800,318
56,150	5.750%, 6/01/34	6/17 at 100.00	B	49,251,973
15,455	6.000%, 6/01/42	6/17 at 100.00	BB+	14,022,012
27,285	6.500%, 6/01/47	6/17 at 100.00	B	26,519,110

14,970	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B	13,983,178

2,650	County of Greene, Ohio, Greene Town Center Improvement Revenue Bonds, Series 2009, 8.000%, 12/01/34	12/19 at 100.00	N/R	2,931,616

	Jeffrey Place New Community Authority, Ohio, Jeffrey Place Redevelopment Bonds, Series 2007A:
800	5.000%, 12/01/22	12/16 at 100.00	N/R	817,328
1,000	5.000%, 12/01/32	12/16 at 100.00	N/R	977,970

3,570	Lorain County Port Authority, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, United State Steel Corporation Project, Series 2010, 6.750%, 12/01/40	12/20 at 100.00	BB	3,987,654

2,600	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Tender Option Bonds Trust 1126, 12.977%, 8/01/47 (IF) (5)	8/19 at 100.00	A2	2,630,888

2,500	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.625%, 4/01/40	4/20 at 100.00	BBB–	2,813,550

1,745	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 3260, 19.835%, 5/01/29 (IF)	5/19 at 100.00	AA–	2,951,493

14,420	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/44 (WI/DD, Settling 5/09/13)	2/23 at 100.00	BB+	14,530,025

17,820	Ohio Air Quality Development Authority, Revenue Refunding Bonds, AK Steel Holding Corporation, Series 2012A, 6.750%, 6/01/24 (Alternative Minimum Tax)	2/22 at 100.00	B–	18,588,220

	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc., Tender Option Bond Trust 1092:
3,735	17.158%, 1/15/41 (IF) (5)	1/22 at 100.00	A	5,104,849
2,250	17.158%, 1/15/41 (IF) (5)	1/22 at 100.00	A	3,075,210

150	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio (continued)

$1,970	Ohio State, Solid Waste Disposal Revenue Bonds, USG Corporation Project, Series 1998, 5.650%, 3/01/33 (Alternative Minimum Tax)	7/13 at 100.00	B–	$1,969,803

552	Ohio State, Solid Waste Disposal Revenue Bonds, USG Corporation Project, Series 1999, 6.050%, 8/01/34 (Alternative Minimum Tax)	7/13 at 100.00	B–	552,121

890	Ohio, Environmental Facilities Revenue Bonds, Ford Motor Company, Series 1999, 5.950%, 9/01/29 (Alternative Minimum Tax)	7/13 at 100.00	Baa3	891,673

1,785	Ohio, Environmental Facilities Revenue Bonds, Ford Motor Company, Series 2000, 6.150%, 6/01/30 (Alternative Minimum Tax)	7/13 at 100.00	Baa3	1,788,570

11,750	Ohio, Environmental Facilities Revenue Bonds, Ford Motor Company, Series 2005, 5.750%, 4/01/35 (Alternative Minimum Tax)	4/15 at 100.00	Baa3	12,202,963

	Port Authority of Columbiana County, Ohio, Solid Waste Facility Revenue Bonds, APEX Environmental LLC, Series 2004A:
3,240	7.125%, 8/01/25 (Alternative Minimum Tax)	8/13 at 104.00	N/R	2,491,009
11,000	7.250%, 8/01/34 (Alternative Minimum Tax)	8/16 at 100.00	N/R	8,436,340

7,300	Port Authority of Columbiana County, Ohio, Solid Waste Facility Revenue Bonds, Liberty Waste Transportation LLC, Series 2004A, 7.000%, 8/01/21 (Alternative Minimum Tax)	8/16 at 100.00	N/R	4,920,857

500	Port of Greater Cincinnati Development Authority, Ohio, Economic Development Revenue Bonds, Sisters of Mercy of the Americas, Series 2006, 5.000%, 10/01/25	10/16 at 100.00	A+	529,750

	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
2,240	5.750%, 12/01/32	12/22 at 100.00	N/R	2,472,490
7,500	6.000%, 12/01/42	12/22 at 100.00	N/R	8,361,600

11,300	State of Ohio, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1997 Remarketed, 5.600%, 8/01/32 (Alternative Minimum Tax)	8/13 at 100.00	B–	11,252,766

1,805	Summit County Port Authority, Ohio, Development Revenue Bonds, Garfield Heights Inc. Project, Series 2004A, 5.250%, 5/15/23	5/14 at 102.00	BBB+	1,835,089

505	Toledo-Lucas County Port Authority, Ohio, Special Assessment Revenue Bonds, Crocker Park Project, Series 2003, 5.375%, 12/01/35	12/13 at 102.00	BB	519,130

	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A:
11,750	6.100%, 7/01/17 (Alternative Minimum Tax) (4)	No Opt. Call	N/R	1,649,818
18,400	6.350%, 7/01/27 (Alternative Minimum Tax) (4)	7/17 at 102.00	N/R	2,583,544

5,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007B, 7.250%, 7/01/27 (4)	7/17 at 102.00	N/R	50
353,042	Total Ohio			304,675,594
	Oklahoma – 1.2%

8,200	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26	8/21 at 100.00	N/R	9,056,900

3,460	Okeene Municipal Hospital and Schallmo Authority, Oklahoma, Revenue Bonds, Series 2006, 7.000%, 1/01/35	1/16 at 101.00	N/R	3,567,295

	Sayre Memorial Hospital Authority, Oklahoma, Hospital and Sales Tax Revenue Bonds, Series 2007:
2,110	6.000%, 7/01/27	7/17 at 100.00	N/R	1,906,237
3,540	6.000%, 7/01/37	7/17 at 100.00	N/R	3,006,487

	Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds, Montereau, Inc Project, Series 2010A:
7,510	7.250%, 11/01/40	5/20 at 100.00	N/R	8,500,419
10,760	7.250%, 11/01/45	5/20 at 100.00	N/R	12,179,029

56,977	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Series 1995, 6.250%, 6/01/20	6/13 at 100.00	N/R	57,116,594

Nuveen Investments	151

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Oklahoma (continued)

$14,555	Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds, American Airlines Inc., Series 2004A, 7.750%, 6/01/35 (Mandatory put 12/01/14)	No Opt. Call	N/R	$15,804,547

	Weatherford Hospital Authority, Oklahoma, Sales Tax Revenue Bonds, Series 2006:
2,085	6.000%, 5/01/25	5/16 at 103.00	N/R	2,205,430
3,640	6.000%, 5/01/31	5/16 at 103.00	N/R	3,790,405
112,837	Total Oklahoma			117,133,343
	Oregon – 0.2%

3,000	Cow Creek Band of the Umpqua Tribe of Indians, Oregon, Revenue Bonds, Series 2006C, 5.625%, 10/01/26	10/16 at 100.00	N/R	2,831,970

	Deschutes County Hospital Facility Authority, Oregon, Hospital Revenue Refunding Bonds, Cascade Healthcare Community, Inc., Series 2008:
900	8.000%, 1/01/28	1/19 at 100.00	A2	1,147,239
2,670	8.250%, 1/01/38	1/19 at 100.00	A2	3,415,678

	Oregon Health, Housing, Educational and Cultural Facilities Authority, Revenue Bonds, Oregon Coast Aquarium Project, Series 2005A:
500	4.850%, 10/01/20	7/13 at 100.00	N/R	439,500
130	5.000%, 10/01/21	7/13 at 100.00	N/R	112,427
735	5.350%, 10/01/31	7/13 at 100.00	N/R	562,547

1,600	Oregon State Facilities Authority, Revenue Bonds, Concordia University Project, Series 2010A, 6.375%, 9/01/40	9/20 at 100.00	BB+	1,769,776

8,270	Oregon State Solid Waste Disposal Facilities Economic Development Revenue Bonds, USG Corporation Project, Series 192 of 1999, 6.400%, 12/01/29 (Alternative Minimum Tax)	7/13 at 100.00	B–	8,274,218

1,000	Port of Saint Helens, Oregon, Pollution Control Revenue Bonds, Boise Cascade Project, Series 1997, 5.650%, 12/01/27	No Opt. Call	N/R	999,970

1,600	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Capital Manor, Inc., Refunding Series 2012, 6.000%, 5/15/42	5/22 at 100.00	N/R	1,739,456

850	Western Generation Agency, Oregon, Cogeneration Project Revenue Bonds, Series 2006C, 5.000%, 1/01/21	No Opt. Call	N/R	861,892
21,255	Total Oregon			22,154,673
	Pennsylvania – 2.7%

	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009:
7,915	6.750%, 11/01/24	11/19 at 100.00	BB	8,728,979
3,825	6.875%, 5/01/30	11/19 at 100.00	BB	4,244,717

7,500	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.550%, 12/01/27	12/21 at 100.00	BB	8,366,850

5,000	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (Alternative Minimum Tax)	No Opt. Call	BB	5,122,000

	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carlow University, Series 2011:
500	6.750%, 11/01/31	11/21 at 100.00	BBB–	564,995
2,500	7.000%, 11/01/40	11/21 at 100.00	BBB–	2,850,325

1,900	Allegheny County Higher Education Building Authority, Pennsylvania, University Revenue Bonds, Robert Morris University, Series 2008A, 6.000%, 10/15/38	10/18 at 100.00	Baa3	2,088,556

4,785	Allentown Area Hospital Authority, Pennsylvania, Revenue Bonds, Sacred Heart Hospital, Series 2005, 6.000%, 11/15/16	No Opt. Call	N/R	5,159,618

152	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)

$8,000	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Series 2012A, 5.000%, 5/01/42	5/22 at 100.00	Baa2	$8,562,320

4,915	Berks County Industrial Development Authority, Pennsylvania, First Mortgage Revenue Bonds, One Douglassville Properties Project, Series 2007A, 6.125%, 11/01/34 (Alternative Minimum Tax)	11/17 at 101.00	N/R	5,003,224

	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Reading Hospital and Medical Center Project, Tender Option Bond Trust 4727:
375	17.811%, 11/01/40 (IF) (5)	5/22 at 100.00	AA	548,085
2,500	15.900%, 11/01/41 (IF) (5)	5/22 at 100.00	AA	3,167,000
2,275	17.811%, 11/01/44 (IF) (5)	5/22 at 100.00	AA	3,273,088

	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, School Lane Charter School, Series 2007A:
1,295	4.875%, 3/15/27	3/17 at 100.00	BBB	1,327,297
1,000	5.000%, 3/15/37	3/17 at 100.00	BBB	1,020,400

	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Immaculata University, Series 2005:
1,355	5.125%, 10/15/15	No Opt. Call	N/R	1,388,089
4,925	5.500%, 10/15/25	10/15 at 102.00	N/R	5,129,929
12,180	5.750%, 10/15/37	10/15 at 102.00	N/R	12,579,991

5,000	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Collegium Charter School Project, Series 2012A, 5.375%, 10/15/42	10/22 at 100.00	BBB–	5,057,150

	Chester County Industrial Development Authority, Pennsylvania, Student Housing Revenue Bonds, University Student Housing, LLC Project at West Chester University Series 2013A:
1,100	5.000%, 8/01/35	8/23 at 100.00	Baa3	1,186,812
1,075	5.000%, 8/01/45	8/23 at 100.00	Baa3	1,138,533

5,000	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Series 2012, 5.000%, 6/01/42 (UB) (5)	6/22 at 100.00	A	5,399,350

	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Tender Option Bond Trust 1111:
3,750	16.899%, 6/01/42 (IF) (5)	6/22 at 100.00	A	4,948,050
1,525	16.859%, 6/01/42 (IF) (5)	6/22 at 100.00	A	2,011,002

	Fulton County, Pennsylvania, Industrial Development Authority Hospital Revenue Bonds, Fulton County Medical Center Project, Series 2006:
7,475	5.875%, 7/01/31	7/16 at 100.00	N/R	7,687,066
4,455	5.900%, 7/01/40	7/16 at 100.00	N/R	4,563,747

2,500	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/19 – AGM Insured	7/14 at 100.00	AA–	2,545,200

	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Saint Anne’s Retirement Community, Inc. , Series 2012:
1,000	5.000%, 4/01/27	4/22 at 100.00	BB+	1,041,590
1,125	5.000%, 4/01/33	4/22 at 100.00	BB+	1,146,848

4,125	Latrobe Industrial Development Authority, Pennsylvania, College Revenue Bonds, Saint Vincent College Project, Series 2013, 5.000%, 5/01/43	5/23 at 100.00	Baa1	4,323,536

500	Lebanon County Health Facilities Authority, Pennsylvania, Health Center Revenue Bonds, Pleasant View Retirement Community, Series 2005A, 5.300%, 12/15/26	12/14 at 100.00	N/R	507,160

1,450	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 62B, 19.356%, 8/01/38 (IF) (5)	8/20 at 100.00	AA	2,343,606

	Montgomery County Industrial Development Authority, Pennsylvania, First Mortgage Revenue Bonds, Whitemarsh Continuing Care, Series 2005:
750	6.000%, 2/01/21	2/15 at 100.00	N/R	766,478
10,500	6.250%, 2/01/35	2/15 at 100.00	N/R	10,677,030

Nuveen Investments	153

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)

$1,190	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Series 2013A0 & AE2, 5.000%, 12/01/23	5/13 at 100.00	N/R	$1,087,131

1,000	Northampton County Industrial Development Authority, Pennsylvania, Revenue Bonds, Morningstar Senior Living, Inc., Series 2012, 5.000%, 7/01/36	No Opt. Call	BBB–	1,034,890

965	Northumberland County Industrial Development Authority, Pennsylvania, Facility Revenue Bonds, NHS Youth Services Inc., Series 2002, 7.500%, 2/15/29	2/15 at 100.00	N/R	720,083

47,750	Pennsylvania Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1999, 6.000%, 6/01/31 (Alternative Minimum Tax)	6/13 at 100.00	B–	47,943,865

1,000	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	1/20 at 100.00	BBB	1,152,300

2,100	Pennsylvania Economic Development Financing Authority, Special Facilities Revenue Bonds, US Airways Group Inc. Project, Series 2010B, 8.000%, 5/01/29	5/20 at 100.00	CCC+	2,508,072

	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Health System, Tender Option Bond Trust 3252:
1,205	21.281%, 2/15/19 (IF)	No Opt. Call	AA–	2,132,404
750	20.775%, 2/15/19 (IF)	No Opt. Call	AA–	1,300,065

1,000	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, PresbyHomes Germantown-Morrisville Project, Series 2005A, 5.625%, 7/01/35	5/15 at 102.00	Baa3	1,018,290

5,580	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Leadership Learning Partners, Series 2005A, 5.375%, 7/01/36	1/15 at 100.00	N/R	3,805,002

	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Richard Allen Preparatory Charter School, Series 2006:
440	5.800%, 5/01/16	No Opt. Call	BBB–	459,919
1,380	6.050%, 5/01/23	5/16 at 100.00	BBB–	1,437,877
985	6.250%, 5/01/33	5/16 at 100.00	BBB–	1,023,100

31,355	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42	7/22 at 100.00	BBB–	34,102,012

500	Pottsville Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pottsville Hospital and Warne Clinic, Series 1998, 5.625%, 7/01/24	7/13 at 100.00	N/R	500,305

90	Scranton Parking Authority, Pennsylvania , Guaranteed Revenue Bonds, Series 2007, 5.000%, 6/01/22 – RAAI Insured	6/17 at 100.00	N/R	85,698

550	Scranton Parking Authority, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2004, 5.000%, 9/15/33 – FGIC Insured	9/13 at 100.00	N/R	525,927

5,850	Scranton, Pennsylvania, General Obligation Bonds, Series 2012A, 8.500%, 9/01/22	No Opt. Call	N/R	6,020,177

7,750	Scranton, Pennsylvania, General Obligation Bonds, Series 2012C, 7.250%, 9/01/22	No Opt. Call	N/R	7,562,295

1,250	Scranton, Pennsylvania, General Obligation Bonds, Series 2013A, 7.250%, 9/01/23	No Opt. Call	N/R	1,217,575

1,470	Scranton, Pennsylvania, General Obligation Notes, Series 2012B, 8.500%, 9/01/22	No Opt. Call	N/R	1,512,762

465	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011, 6.875%, 8/01/31	8/21 at 100.00	BBB+	579,827
238,700	Total Pennsylvania			252,198,197

154	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Puerto Rico – 0.5%

$1,115	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 1998A, 4.750%, 7/01/38 – NPFG Insured	7/18 at 100.00	Baa2	$1,086,947

1,000	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series 2011A, 6.000%, 7/01/33	7/21 at 100.00	A–	1,111,270

	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A:
15,870	0.000%, 7/01/34 – AMBAC Insured	No Opt. Call	BBB+	4,215,707
3,115	0.000%, 7/01/44 – AMBAC Insured	No Opt. Call	BBB+	410,121

14,885	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1993A, 6.300%, 6/01/23 (Alternative Minimum Tax) (4)	6/13 at 100.00	N/R	16,559,563

4,780	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax) (4)	6/13 at 100.00	N/R	5,317,750

7,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/32	8/26 at 100.00	A+	7,408,170

27,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	AA–	2,339,010

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Tender Option Bond Trust 1081:
1,250	18.949%, 8/01/57 (IF) (5)	8/17 at 100.00	AA–	1,450,600
1,750	20.962%, 8/01/57 (IF) (5)	8/19 at 100.00	AA–	2,345,560
2,000	20.962%, 8/01/57 (IF) (5)	8/19 at 100.00	AA–	2,680,640
1,250	20.962%, 8/01/57 (IF) (5)	8/19 at 100.00	AA–	1,675,400
2,000	20.962%, 8/01/57 (IF) (5)	8/19 at 100.00	AA–	2,680,640

30	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	7/13 at 100.00	BBB	30,337
83,045	Total Puerto Rico			49,311,715
	Rhode Island – 0.3%

6,850	Rhode Island Health & Educational Building Corporation, Health Facilities Revenue Bonds, Tockwotton Home, Series 2011, 8.375%, 1/01/46	1/21 at 100.00	N/R	8,153,076

8,020	Rhode Island Health & Educational Building Corporation, Public Schools Financing Program Revenue Bonds, Pooled Series 2009E, 6.000%, 5/15/29	5/19 at 100.00	A3	9,003,412

2,290	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bond Program, Tender Option Bond Trust 3185, 18.848%, 10/01/42 (IF)	4/17 at 100.00	AA+	2,663,545

2,450	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bond Program, Tender Option Bond Trust 3189, 17.868%, 10/01/26 (IF)	10/16 at 100.00	AA+	2,837,100

1,550	Rhode Island Student Loan Authority, Student Loan Program Revenue Bonds, Series 2008A, 6.750%, 12/01/28 (Alternative Minimum Tax)	12/17 at 100.00	A	1,747,672

1,280	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.125%, 6/01/32	7/13 at 100.00	BBB+	1,292,672

1,850	Tiverton, Rhode Island, Special Obligation Tax Increment Bonds, Village at Mount Hope Bay, Series 2002A, 6.875%, 5/01/22	11/13 at 101.00	N/R	1,869,092
24,290	Total Rhode Island			27,566,569
	South Carolina – 0.5%

816	Connector 2000 Association Inc., South Carolina, Senior Lien Toll Road Revenue Bonds, Series 2011A, 0.000%, 1/01/16	No Opt. Call	N/R	611,784

5,229	Lancaster County, South Carolina, Assessment Bonds, Edgewater II Improvement District, Series 2007A, 7.750%, 11/01/39 (4)	11/17 at 100.00	N/R	2,624,121

14,058	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement District, Series 2007B, 7.700%, 11/01/17 (4)	No Opt. Call	N/R	7,052,758

Nuveen Investments	155

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	South Carolina (continued)

$3,895	Lancaster County, South Carolina, Special Assessment Revenue Bonds, Sun City Carolina Lakes Improvement District, Series 2006, 5.450%, 12/01/37	12/15 at 100.00	N/R	$3,907,815

2,510	Lancaster County, South Carolina, Special Source Revenue Bonds, Bailes Ridge Project, Series 2006, 5.750%, 5/01/20	5/16 at 101.00	N/R	2,517,982

	Myrtle Beach, South Carolina, Tax Increment Bonds, Air Force Base Redevelopment Project, Series 2006:
2,670	5.250%, 10/01/26	11/16 at 100.00	N/R	2,501,096
4,465	5.300%, 10/01/35	11/16 at 100.00	N/R	4,061,811

	South Carolina JOBS Economic Development Authority, First Mortgage Revenue Bonds, Lutheran Homes, Series 2007:
1,100	5.500%, 5/01/28	5/17 at 100.00	N/R	1,142,328
1,000	5.625%, 5/01/42	5/17 at 100.00	N/R	1,031,000

70	South Carolina JOBS Economic Development Authority, Hospital Facilities Revenue Bonds, Palmetto Health Alliance, Series 2003A, 6.125%, 8/01/23	8/13 at 100.00	BBB+	71,033

15,700	South Carolina JOBS Economic Development Authority, Solid Waste Recycling Facilities Revenue Bonds, Viva Recycling of South Carolina, LLC Project, Series 2012, 8.125%, 1/01/28 (Alternative Minimum Tax)	1/22 at 100.00	N/R	15,888,557

3,000	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding & Improvement Series 2009, 5.750%, 8/01/39	8/19 at 100.00	BBB+	3,360,750

1,250	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2011A, 6.500%, 8/01/39 – AGM Insured	8/21 at 100.00	AA–	1,528,238

3,000	York County, South Carolina, Celanese, Series 1994, 5.700%, 1/01/24 (Alternative Minimum Tax)	7/13 at 100.00	BB–	3,000,330
58,763	Total South Carolina			49,299,603
	South Dakota – 0.1%

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Tender Option Bond Trust 1018:
2,905	19.006%, 11/01/40 (IF) (5)	11/19 at 100.00	A+	4,306,459
1,250	19.014%, 11/01/40 (IF) (5)	11/19 at 100.00	A+	1,853,300
250	19.014%, 11/01/40 (IF) (5)	11/19 at 100.00	A+	370,660
4,405	Total South Dakota			6,530,419
	Tennessee – 1.3%

	Chattanooga Health, Educational, and Housing Facility Board, Tennessee, Revenue Refunding Bonds, CDFI Phase I, LLC Project, Series 2005A:
5,065	6.000%, 10/01/35	10/15 at 100.00	BB+	5,315,312
2,000	5.125%, 10/01/35	10/15 at 100.00	BBB–	2,077,540

	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Mountain States Health Alliance, Refunding Series 2010A:
10,000	6.500%, 7/01/38	7/20 at 100.00	BBB+	12,031,200
4,605	6.000%, 7/01/38	7/20 at 100.00	BBB+	5,394,389

4,265	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	4,555,404

	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007:
1,500	5.500%, 11/01/37 (4)	11/17 at 100.00	N/R	3,735
19,500	5.500%, 11/01/46 (4)	11/17 at 100.00	N/R	48,555

70,300	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	BBB	82,093,528

156	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tennessee (continued)

$12,240	Wilson County Health and Educational Facilities Board, Tennessee, Senior Living Revenue Bonds, Rutland Place, Series 2007A, 6.300%, 7/01/37	7/17 at 100.00	N/R	$7,601,162
129,475	Total Tennessee			119,120,825
	Texas – 7.5%

225	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Arlington Classics Academy, Series 2010A, 7.000%, 8/15/28	8/20 at 100.00	BB	245,306

	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, First Tier Series 2006A:
1,500	5.250%, 1/01/19 – SYNCORA GTY Insured	1/17 at 100.00	BB+	1,633,260
2,000	5.250%, 1/01/24 – SYNCORA GTY Insured	1/17 at 100.00	BB+	2,134,360
2,995	5.000%, 1/01/34 – SYNCORA GTY Insured	1/17 at 100.00	BB+	3,107,492

26,850	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Second Tier Series 2006B, 5.750%, 1/01/34	1/17 at 100.00	Ba2	28,077,851

7,705	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Third Tier Series 2001C, 9.750%, 1/01/26	7/13 at 100.00	N/R	7,747,994

	Beasley Higher Education Finance Corporation, Texas, Education Revenue Bonds, FOCUS Learning Academy Charter School, Series 2011:
1,565	7.500%, 8/15/31	8/21 at 100.00	BB+	1,802,504
3,525	7.750%, 8/15/41	8/21 at 100.00	BB+	4,096,720

	Bexar County Housing Finance Corporation, Texas, Insured Multifamily Housing Revenue Bonds, Waters at Northern Hills Apartments Project, Series 2001A:
365	6.000%, 8/01/31 – NPFG Insured	8/13 at 100.00	Baa2	365,004
2,135	6.050%, 8/01/36 – NPFG Insured	8/13 at 100.00	Baa2	2,134,573

9,545	Bexar County Housing Finance Corporation, Texas, Multifamily Housing Revenue Bonds, Doral Club & Sutton House Apartments Project, Series 2001A, 5.550%, 10/01/36 – NPFG Insured	10/13 at 100.00	Baa2	9,629,951

1,330	Bexar County Housing Finance Corporation, Texas, Multifamily Housing Revenue Bonds, Dymaxion & Marbach Park Apartments, Series 2000A, 6.100%, 8/01/30 – NPFG Insured	7/13 at 100.00	Baa2	1,343,167

	Bexar County Housing Finance Corporation, Texas, Multifamily Housing Revenue Bonds, Honey Creek Apartments Project, Series 2000A:
250	6.125%, 4/01/20 – NPFG Insured	7/13 at 100.00	Baa2	250,060
1,885	6.200%, 4/01/30 – NPFG Insured	7/13 at 100.00	Baa2	1,871,240

6,080	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities Electric Company, Series 2003B, 6.300%, 7/01/32 (Alternative Minimum Tax)	7/13 at 101.00	CC	456,061

3,400	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities Electric Company, Series 2003D, 5.400%, 10/01/29 (Mandatory put 10/01/14)	No Opt. Call	CC	476,000

31,260	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Electric Company Project, Series 1999A, 7.700%, 4/01/33 (Alternative Minimum Tax)	4/14 at 100.00	CC	2,657,100

12,725	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2003C, 6.750%, 10/01/38 (Alternative Minimum Tax)	10/13 at 101.00	CC	954,502

8,350	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax)	4/14 at 100.00	C	668,084

55,305	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2001D, 8.250%, 5/01/33 (Alternative Minimum Tax)	7/18 at 100.00	CCC	4,908,872

4,500	Brazos, Texas, River Authority, Electrical Utilities, Series 1975, 8.250%, 10/01/30 (Alternative Minimum Tax)	7/18 at 100.00	CCC	399,420

Nuveen Investments	157

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)

$6,410	Cameron Education Finance Corporation, Texas, Charter School Revenue Bonds, Faith Family Academy Charter School, Series 2006A, 5.250%, 8/15/36 – ACA Insured	8/16 at 100.00	BBB–	$6,442,114

	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2010:
2,225	0.000%, 1/01/28	No Opt. Call	Baa2	1,127,964
4,000	0.000%, 1/01/29	No Opt. Call	Baa2	1,917,040

25,000	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.750%, 1/01/41	1/21 at 100.00	Baa3	29,410,250

3,335	Central Texas Regional Mobility Authority, Revenue Bonds, Subordinate Lien Refunding Series 2013, 5.000%, 1/01/42 (WI/DD, Settling 5/16/13)	1/23 at 100.00	Baa3	3,480,339

	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Tejano Center for Community Concerns, Inc.-Raul Yzaguirre School for Success, Refunding Series 2009A:
90	7.750%, 2/15/18	No Opt. Call	BBB–	98,003
7,500	9.000%, 2/15/38	2/18 at 100.00	BBB–	8,718,225

8,685	Dallas-Fort. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 2000-A2, 9.000%, 5/01/29 (Mandatory put 5/01/15) (Alternative Minimum Tax)	No Opt. Call	N/R	9,727,287

16,525	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 1995, 6.000%, 11/01/14	7/13 at 100.00	N/R	17,970,938

50,715	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 1999, 6.375%, 5/01/35 (Alternative Minimum Tax) (4)	11/13 at 100.00	N/R	54,518,625

42,460	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 2000A-3, 9.125%, 5/01/29 (Alternative Minimum Tax) (4)	5/15 at 101.00	N/R	47,236,750

13,150	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 2007, 5.500%, 11/01/30 (Alternative Minimum Tax) (4)	7/13 at 100.00	N/R	14,169,125

2,430	Danbury Higher Education Authority Inc., Texas, Golden Rule Charter School Revenue Bonds, Series 2008A, 6.500%, 8/15/38	2/18 at 100.00	BB+	2,520,542

8,760	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2004A, 7.125%, 9/01/34	9/14 at 100.00	N/R	9,171,545

	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2013A:
1,000	6.625%, 9/01/31	9/23 at 100.00	N/R	1,116,140
6,285	6.375%, 9/01/42	9/23 at 100.00	N/R	6,722,813

6,800	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc. Project, Series 2012A. RMKT, 4.750%, 5/01/38	11/22 at 100.00	Baa3	6,893,500

13,075	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc. Project, Series 2012B, 4.750%, 11/01/42	11/22 at 100.00	Baa3	13,204,573

3,745	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (Alternative Minimum Tax)	10/22 at 100.00	BB+	3,889,033

2,530	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (Alternative Minimum Tax)	7/13 at 100.00	BB+	2,534,554

	Hackberry, Texas, Combination Special Assessment and Contract Revenue Road and Utility Bonds, Hidden Cove Improvements Series 2009-2A:
890	8.625%, 9/01/29	9/19 at 100.00	N/R	965,107
8,665	9.000%, 9/01/38	9/19 at 100.00	N/R	9,363,832

4,078	Harris County, Texas, Lease Purchase Agreement Bonds, Murworth Project II Series 2000, 6.750%, 5/01/20	No Opt. Call	N/R	4,080,645

158	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)

$42,765	Harris County-Houston Sports Authority, Texas, Junior Lien Revenue Refunding Bonds, Series 2001B, 5.250%, 11/15/40 – NPFG Insured	5/13 at 100.00	Baa2	$42,856,517

125	Harris County-Houston Sports Authority, Texas, Junior Lien Special Revenue Bonds, Series 1998B, 0.000%, 11/15/22 – NPFG Insured	No Opt. Call	Baa2	74,504

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
1,525	0.000%, 11/15/23 – NPFG Insured	No Opt. Call	Baa2	891,317
11,180	0.000%, 11/15/24 – NPFG Insured	No Opt. Call	Baa2	6,195,844
16,030	0.000%, 11/15/25 – NPFG Insured	No Opt. Call	Baa2	8,430,498
4,920	0.000%, 11/15/26	No Opt. Call	Baa2	2,458,278
5,000	0.000%, 11/15/27 – NPFG Insured	No Opt. Call	Baa2	2,366,750
12,075	0.000%, 11/15/28 – NPFG Insured	No Opt. Call	Baa2	5,380,016
10,525	0.000%, 11/15/29 – NPFG Insured	No Opt. Call	Baa2	4,408,923
2,725	0.000%, 11/15/30 – NPFG Insured	No Opt. Call	Baa2	1,071,961
5,000	0.000%, 11/15/31 – NPFG Insured	No Opt. Call	Baa2	1,858,300
1,205	0.000%, 11/15/32 – NPFG Insured	11/31 at 94.05	Baa2	418,171
180	0.000%, 11/15/33	11/31 at 88.44	Baa2	58,525
2,075	0.000%, 11/15/34 – NPFG Insured	11/31 at 83.17	Baa2	632,170
35	0.000%, 11/15/35	11/31 at 78.18	Baa2	10,005
4,160	0.000%, 11/15/36 – NPFG Insured	11/31 at 73.51	Baa2	1,116,253
1,525	0.000%, 11/15/37 – NPFG Insured	11/31 at 69.08	Baa2	382,470
1,930	0.000%, 11/15/38 – NPFG Insured	11/31 at 64.91	Baa2	454,805
1,005	0.000%, 11/15/39 – NPFG Insured	11/31 at 60.98	Baa2	221,673
9,300	0.000%, 11/15/40 – NPFG Insured	11/31 at 57.27	Baa2	1,926,588
4,140	0.000%, 11/15/41 – NPFG Insured	11/31 at 53.78	Baa2	805,396

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Senior Lien Series 2001G:
95	5.250%, 11/15/22 – NPFG Insured	7/13 at 100.00	BBB	95,828
4,465	5.250%, 11/15/30 – NPFG Insured	7/13 at 100.00	BBB	4,492,817
1,605	5.375%, 11/15/41 – NPFG Insured	7/13 at 100.00	BBB	1,608,435
300	0.000%, 11/15/41 – NPFG Insured	11/31 at 53.78	BBB	63,075

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3:
100	0.000%, 11/15/31 – NPFG Insured	11/24 at 66.52	Baa2	35,922
605	0.000%, 11/15/32 – NPFG Insured	11/24 at 62.70	Baa2	203,952
1,220	0.000%, 11/15/33 – NPFG Insured	11/24 at 59.10	Baa2	386,752
215	0.000%, 11/15/34 – NPFG Insured	11/24 at 55.69	Baa2	64,083
185	0.000%, 11/15/35 – NPFG Insured	11/24 at 52.47	Baa2	51,893
17,675	0.000%, 11/15/39	11/24 at 41.26	Baa2	3,872,416

	Harris County-Houston Sports Authority, Texas, Senior Lien Revenue Refunding Bonds, Series 2001A:
30	5.250%, 11/15/30 – NPFG Insured	7/13 at 100.00	BBB	30,064
180	0.000%, 11/15/34 – NPFG Insured	11/30 at 78.27	BBB	59,650
36,660	0.000%, 11/15/38 – NPFG Insured	11/30 at 61.17	BBB	9,332,903
750	0.000%, 11/15/40 – NPFG Insured	11/30 at 54.04	BBB	167,543

	Harris County-Houston Sports Authority, Texas, Senior Lien Special Revenue Bonds, Series 1998A:
1,295	5.000%, 11/15/25 – NPFG Insured	7/13 at 100.00	BBB	1,304,674
3,275	5.000%, 11/15/28 – NPFG Insured	7/13 at 100.00	BBB	3,299,497

3,685	Health Facilities Development District of Central Texas, Revenue Bonds, Lutheran Social Services of the South Inc., Series 2004A, 6.875%, 2/15/32	2/14 at 100.00	N/R	3,728,446

8,590	Heart of Texas Education Finance Corporation, Texas, Gateway Charter Academy, Series 2006A, 6.000%, 2/15/36	8/16 at 100.00	N/R	8,706,824

6,490	Hidalgo Willacy Housing Finance Corporation, Texas, Multifamily Housing Revenue Bonds, Heritage Square Apartments Project, Series 2003A, 7.000%, 1/01/39	1/14 at 102.00	N/R	6,660,298

4,350	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Air Lines Inc., Series 2001E, 7.000%, 7/01/29	7/13 at 100.00	B	4,370,141

Nuveen Investments	159

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)

$2,540	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc. – Airport Improvement Project, Series 1997C, 6.125%, 7/15/27 (Alternative Minimum Tax)	7/13 at 100.00	B	$2,549,982

7,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc. – Terminal Improvement Project, Refunding Series 2011, 6.625%, 7/15/38 (Alternative Minimum Tax)	7/21 at 100.00	B	7,928,690

2,970	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc. – Terminal Improvement Project, Series 1997B, 6.125%, 7/15/27 (Alternative Minimum Tax)	7/13 at 100.00	B	2,981,672

11,375	Jefferson County Industrial Development Corporation, Texas, Hurricane Ike Disaster Area Revenue Bonds, Port of Beaumont Petroleum Transload Terminal, LLC Project, Series 2012, 8.250%, 7/01/32	7/22 at 100.00	N/R	11,700,098

4,680	La Vernia Education Financing Corporation, Texas, Charter School Revenue Bonds, Riverwalk Education Foundation, Series 2007A, 5.450%, 8/15/36	7/13 at 100.00	N/R	4,364,334

4,500	La Vernia Higher Education Finance Corporation, Texas, Education Revenue Bonds, Cosmos Foundation Inc., Series 2008A, 7.125%, 2/15/38	2/17 at 100.00	BBB	5,189,985

1,755	Matagorda County Navigation District 1, Texas, Pollution Control Revenue Bonds, AEP Texas Central Company Project, Remarketing, Series 2005A, 4.400%, 5/01/30 – AMBAC Insured	No Opt. Call	BBB	1,891,486

1,500	Newark Cultural Education Facilities Finance Corporation, Texas, Lease Revenue Bonds, A.W. Brown-Fellowship Leadership Academy, Series 2012A, 6.000%, 8/15/42	2/15 at 103.00	BBB–	1,573,965

11,090	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Tender Option Bond Trust 1015, 20.366%, 1/01/38 (IF) (5)	1/18 at 100.00	A3	18,391,656

1,600	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A, 6.250%, 1/01/39	1/19 at 100.00	A2	1,864,640

18,240	Port Corpus Christi Authority, Nueces County, Texas, Pollution Control Revenue Bonds, Celanese Project, Refunding Series 2002B, 6.700%, 11/01/30 (Alternative Minimum Tax)	5/14 at 100.00	BB–	18,427,142

8,900	Red River Authority, Texas, Pollution Control Revenue Bonds, Hoechst Celanese Corporation Project, Series 2002B, 6.700%, 11/01/30 (Alternative Minimum Tax)	5/14 at 100.00	BB–	8,991,314

9,375	Red River Health Facilities Development Corporation, Texas, First Mortgage Revenue Bonds, Eden Home Inc., Series 2012, 7.250%, 12/15/47	12/21 at 100.00	N/R	9,954,750

4,500	Red River Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, MRC Crestview Project, Series 2011A, 8.000%, 11/15/46	11/21 at 100.00	N/R	5,241,780

5,945	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Electric Company, Series 2001C, 5.200%, 5/01/28	11/15 at 100.00	CCC	431,072

1,000	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2003A, 5.800%, 7/01/22	7/13 at 101.00	CC	73,760

2,900	San Antonio Convention Center Hotel Finance Corporation, Texas, Contract Revenue Empowerment Zone Bonds, Series 2005A, 5.000%, 7/15/39 – AMBAC Insured (Alternative Minimum Tax)	7/15 at 100.00	BBB	2,925,404

2,075	Tarrant County Cultural and Educational Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, C.C. Young Memorial Home Project, Series 2009A, 8.000%, 2/15/38	2/20 at 100.00	N/R	2,386,997

1,350	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Charter School Revenue Bonds, Trinity Basin Preparatory Project, Series 2009A, 7.750%, 6/01/39	12/19 at 100.00	BBB–	1,569,159

11,685	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%, 12/15/26	No Opt. Call	A–	14,724,736

100	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006A, 5.250%, 12/15/22	No Opt. Call	A–	117,310

160	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)

	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012:
$3,500	5.000%, 12/15/28	No Opt. Call	A3	$3,811,080
6,350	5.000%, 12/15/30	No Opt. Call	A3	6,861,366
25,500	5.000%, 12/15/31	No Opt. Call	A3	27,447,945
24,150	5.000%, 12/15/32	No Opt. Call	A3	25,895,321

	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010:
8,550	7.500%, 6/30/32	6/20 at 100.00	Baa3	10,912,536
2,715	7.500%, 6/30/33	6/20 at 100.00	Baa3	3,455,218
10,400	7.000%, 6/30/40	6/20 at 100.00	Baa3	12,755,496

1,900	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	2,289,519

3,515	Texas Public Finance Authority Charter School Finance Corporation, Charter School Revenue Bonds, School of Excellence Education Project, Series 2004A, 7.000%, 12/01/34	12/14 at 100.00	BB+	3,594,334

850	Texas Public Finance Authority Charter School Finance Corporation, Education Revenue Bonds, Uplift Education, Series 2007A, 5.875%, 12/01/36	12/17 at 100.00	BBB–	916,513

1,000	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Idea Public School Project, Series 2007A, 5.000%, 8/15/37 – ACA Insured	8/17 at 100.00	BBB	1,043,430

5,500	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.125%, 11/01/40	11/20 at 100.00	BB+	6,553,470

980	Trinity River Authority of Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2003, 6.250%, 5/01/28 (Alternative Minimum Tax)	11/13 at 101.00	CC	73,510

	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, East Texas Medical Center Regional Healthcare System, Series 2007A:
1,405	5.250%, 11/01/27	11/17 at 100.00	Baa2	1,532,167
3,610	5.250%, 11/01/32	11/17 at 100.00	Baa2	3,893,710
5,400	5.375%, 11/01/37	11/17 at 100.00	Baa2	5,812,614
871,448	Total Texas			700,920,803
	Utah – 0.6%

610	Bountiful, Davis County, Utah, Hospital Revenue Refunding Bonds, South Davis Community Hospital Project, Series 1998, 5.750%, 12/15/18	6/13 at 100.00	N/R	610,964

2,500	Carbon County, Utah, Solid Waste Disposal Facility Revenue Bonds, Sunnyside Cogeneration Associates, Series 1999A, 7.100%, 8/15/23 (Alternative Minimum Tax)	No Opt. Call	N/R	2,873,550

900	Provo, Utah, Charter School Revenue Bonds, Freedom Academy Foundation, Series 2007, 5.500%, 6/15/37	6/17 at 100.00	N/R	897,552

	Spanish Fork City, Utah, Charter School Revenue Bonds, American Leadership Academy, Series 2006:
2,605	5.550%, 11/15/21	11/16 at 100.00	N/R	2,699,614
1,145	5.550%, 11/15/26	11/16 at 100.00	N/R	1,167,041
8,195	5.700%, 11/15/36	11/16 at 100.00	N/R	8,328,415

4,500	Utah County, Utah, Charter School Revenue Bonds, Lakeview Academy, Series 2007A, 5.625%, 7/15/37	7/15 at 102.00	BBB–	4,676,040

6,070	Utah County, Utah, Charter School Revenue Bonds, Lincoln Academy, Series 2007A, 5.875%, 6/15/37	6/17 at 100.00	N/R	6,134,706

2,000	Utah State Charter School Finance Authority Charter School Revenue Bonds, Vista at Entrada School of Performing Arts and Technology) Series 2012, 6.550%, 7/15/42	7/22 at 100.00	BB+	2,127,780

Nuveen Investments	161

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utah (continued)

	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Noah Webster Academy, Series 2008A:
$2,005	6.250%, 6/15/28	6/17 at 100.00	N/R	$2,042,654
2,975	6.500%, 6/15/38	6/17 at 100.00	N/R	3,032,715

2,690	Utah State Charter School Finance Authority, Charter School Revenue Bonds, North Davis Preparatory Academy, Series 2010, 6.375%, 7/15/40	7/20 at 100.00	BBB–	2,939,363

	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Oquirrh Mountain Charter School, Series 2010:
2,110	8.000%, 7/15/30	7/18 at 102.00	N/R	2,372,526
3,910	8.000%, 7/15/41	7/18 at 102.00	N/R	4,379,474

5,145	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Summit Academy High School, Series 2011A, 8.500%, 5/15/41	5/21 at 100.00	N/R	5,913,406

	Utah State Charter School Finance Authority, Revenue Bonds, Channing Hall Project, Series 2007A:
1,490	5.750%, 7/15/22	7/15 at 102.00	N/R	1,517,103
1,530	5.875%, 7/15/27	7/15 at 102.00	N/R	1,546,004
3,475	6.000%, 7/15/37	7/15 at 102.00	N/R	3,502,835

3,300	Utah State Charter School Finance Authority, Revenue Bonds, Summit Academy Project, Series 2007A, 5.800%, 6/15/38	12/17 at 100.00	BBB–	3,417,216
57,155	Total Utah			60,178,958
	Virgin Islands – 0.2%

3,500	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32	No Opt. Call	BBB+	3,919,580

9,130	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2012C, 5.000%, 10/01/42	No Opt. Call	BBB+	9,866,426

1,240	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB	1,458,562
13,870	Total Virgin Islands			15,244,568
	Virginia – 1.6%

164	Bell Creek Community Development Authority, Virginia, Special Assessment Bonds, Series 2003A, 6.750%, 3/01/22	3/14 at 100.00	N/R	165,806

	Celebrate Virginia North Community Development Authority, Special Assessment Revenue Bonds, Series 2003B:
2,439	6.250%, 3/01/18	3/14 at 102.00	N/R	1,585,399
5,954	6.600%, 3/01/25	3/14 at 102.00	N/R	3,870,219
3,538	6.750%, 3/01/34	3/14 at 102.00	N/R	2,299,771

	Chesterfield County Health Center Commission, Virginia, Mortgage Revenue Bonds, Lucy Corr Village, Series 2005:
3,750	5.375%, 12/01/28	12/15 at 100.00	N/R	3,379,313
11,500	5.625%, 12/01/39	12/15 at 100.00	N/R	9,761,085

2,800	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Revenue Bonds, Vinson Hall LLC, Series 2013A, 5.000%, 12/01/42	12/23 at 100.00	N/R	2,869,300

260	Giles County Industrial Development Authority, Virginia, Exempt Facility Revenue Bonds, Hoechst Celanese Corporation Project, Series 1995, 5.950%, 12/01/25 (Alternative Minimum Tax)	6/13 at 100.00	BB–	259,984

2,620	Giles County Industrial Development Authority, Virginia, Exempt Facility Revenue Bonds, Hoechst Celanese Project, Series 1996, 6.450%, 5/01/26	7/13 at 100.00	BB–	2,622,122

1,250	Lexington Industrial Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Kendall at Lexington Retirement Community, Inc., Series 2007A, 5.500%, 1/01/37	1/17 at 100.00	N/R	1,276,925

4,350	Norfolk Economic Development Authority, Virginia, Empowerment Zone Facility Revenue Bonds, BBL Old Dominion University LLC Project, Series 2006A, 6.000%, 11/01/36 (Alternative Minimum Tax)	11/16 at 102.00	N/R	3,428,844

162	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Virginia (continued)

	Peninsula Town Center Community Development Authority, Virginia, Special Obligation Bonds, Series 2007:
$6,217	6.250%, 9/01/24	9/17 at 100.00	N/R	$6,763,226
1,236	6.350%, 9/01/28	9/17 at 100.00	N/R	1,341,789
8,360	6.450%, 9/01/37	9/17 at 100.00	N/R	9,022,363

725	Suffolk Industrial Development Authority, Virginia, Retirement Facilities First Mortgage Revenue Bonds, Lake Prince Center, Series 2006, 5.150%, 9/01/24	9/16 at 100.00	N/R	753,862

74,570	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	B2	63,133,199

17,000	Virginia Small Business Financing Authority, Revenue Bonds Hampton Roads Proton Beam Therapy Institute at Hampton University, LLC Project, Series 2009, 9.000%, 7/01/39	7/14 at 102.00	N/R	18,297,950

	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
5,000	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	5,773,000
9,000	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	9,824,940
160,733	Total Virginia			146,429,097
	Washington – 1.9%

1,595	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Series 2009, 5.500%, 6/01/34 (UB) (5)	6/19 at 100.00	AA	1,803,435

	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Tender Option Bond Trust 2009-14A&B:
2,500	19.700%, 6/01/39 (IF) (5)	6/19 at 100.00	AA	3,777,200
750	19.700%, 6/01/39 (IF) (5)	6/19 at 100.00	AA	1,133,160

1,050	King County Public Hospital District 4, Washington, General Obligation Bonds, Snoqualmie Valley Hospital, Refunding Improvement Series 2011, 7.000%, 12/01/40	12/21 at 100.00	N/R	1,155,063

	Kitsap County Consolidated Housing Authority, Washington, Pooled Tax Credit Housing Revenue Bonds, Series 2007:
1,615	5.500%, 6/01/27 (Alternative Minimum Tax)	6/17 at 100.00	N/R	1,547,735
2,310	5.600%, 6/01/37 (Alternative Minimum Tax)	6/17 at 100.00	N/R	2,241,578

2,315	Ocean Shores, Washington, Local Improvement District 2007-01 Bonds, 2011, 7.250%, 2/01/31	No Opt. Call	BBB+	2,993,226

6,800	Port of Seattle Industrial Development Corporation, Washington, Special Facilities Revenue Refunding Bonds, Delta Air Lines, Inc. Project, Series 2012, 5.000%, 4/01/30 (Alternative Minimum Tax)	4/23 at 100.00	B+	6,992,576

2,065	Snohomish County Housing Authority, Washington, Revenue Bonds, Westwood Crossing Apartments, Series 2007, 5.250%, 5/01/37 (Alternative Minimum Tax)	5/17 at 100.00	N/R	1,949,422

7,670	Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds, Series 2013, 5.750%, 4/01/43	4/14 at 100.00	N/R	7,673,605

	Vancouver Downtown Redevelopment Authority, Washington, Revenue Bonds, Conference Center Project, Series 2003A:
1,655	6.000%, 1/01/28 – ACA Insured	1/14 at 100.00	N/R	1,665,741
260	5.250%, 1/01/28 – ACA Insured	1/14 at 100.00	N/R	260,421
6,590	6.000%, 1/01/34 – ACA Insured	1/14 at 100.00	N/R	6,624,136

750	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2012, 5.000%, 12/01/32	12/21 at 100.00	Baa3	790,365

	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 4728:
1,770	17.710%, 10/01/42 (IF) (5)	10/22 at 100.00	AA	2,673,266
2,500	17.710%, 10/01/42 (IF) (5)	10/22 at 100.00	AA	3,775,800
2,500	17.710%, 10/01/42 (IF) (5)	10/22 at 100.00	AA	3,775,800

Nuveen Investments	163

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Washington (continued)

$4,440	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 4730, 14.701%, 10/01/40 (IF) (5)	10/22 at 100.00	AA	$5,131,574

	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Tender Option Bond Trust 1180:
2,500	17.555%, 10/01/40 (IF) (5)	10/20 at 100.00	AA	3,441,700
4,810	17.651%, 10/01/40 (IF) (5)	10/20 at 100.00	AA	6,621,350

	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Tender Option Bond Trust 3295:
2,310	17.675%, 4/01/20 (IF) (5)	No Opt. Call	AA	3,378,121
7,500	17.610%, 10/01/42 (IF)	10/22 at 100.00	AA	11,327,400

	Washington State Health Care Facilities Authority, Revenue Bonds, Children’s Hospital and Regional Medical Center, Tender Option Bond Trust 1180:
3,545	19.545%, 4/01/16 (IF) (5)	No Opt. Call	AA	5,665,052
2,500	17.655%, 10/01/40 (IF) (5)	10/20 at 100.00	AA	3,441,700

	Washington State Health Care Facilities Authority, Revenue Bonds, Group Health Cooperative of Puget Sound, Series 2006:
1,600	5.000%, 12/01/23 – RAAI Insured	12/16 at 100.00	BBB–	1,660,896
1,810	5.000%, 12/01/25 – RAAI Insured	12/16 at 100.00	BBB–	1,858,635
3,550	4.500%, 12/01/26 – RAAI Insured	12/16 at 100.00	BBB–	3,563,668
27,180	4.750%, 12/01/31 – RAAI Insured	12/16 at 100.00	BBB–	27,343,624
3,545	5.000%, 12/01/36 – RAAI Insured	12/16 at 100.00	BBB–	3,588,320

	Washington State Health Care Facilities Authority, Revenue Bonds, MultiCare Health System, Tender Option Bond Trust 1095:
1,000	17.319%, 8/15/42 (IF) (5)	8/22 at 100.00	AA–	1,423,720
395	17.214%, 8/15/44 (IF) (5)	8/22 at 100.00	AA–	562,610
6,515	17.309%, 8/15/44 (IF) (5)	8/22 at 100.00	AA–	9,295,537

3,465	Washington State Health Care Facilities Authority, Revenue Bonds, MultiCare Health System, Tender Option Bond Trust 1146, 17.913%, 8/15/44 (IF) (5)	8/22 at 100.00	AA–	4,944,694

	Washington State Health Care Facilities Authority, Revenue Bonds, Providence Health & Services Project, Tender Option Bond Trust 4679:
1,875	18.736%, 10/01/39 (IF) (5)	4/20 at 100.00	AA	2,736,150
1,520	18.935%, 10/01/39 (IF) (5)	4/20 at 100.00	AA	2,217,528

14,376	Washington State Housing Finance Commission, Multifamily Revenue Bonds, Greentree Village Homes Project, Series 2008, 5.264%, 2/01/26	No Opt. Call	N/R	13,526,001

	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Mirabella Project, Series 2012A:
2,130	6.500%, 10/01/32	No Opt. Call	N/R	2,165,827
14,225	6.750%, 10/01/47	No Opt. Call	N/R	14,531,833

2,660	Washington State Housing Finance Commission, Revenue Bonds, Riverview Retirement Community Refunding, Series 2012, 5.000%, 1/01/48	No Opt. Call	BBB–	2,680,110
158,146	Total Washington			181,938,579
	West Virginia – 0.5%

8,000	Berkeley, Hardy and Jefferson Counties, West Virginia, as Joint Issuers, Commercial Development Revenue Bonds, Scattered Site Housing Projects, Series 2010, 5.750%, 12/01/44 (WI/DD, Settling 6/17/13)	3/23 at 100.00	N/R	7,987,920

365	Ohio County Commission, West Virginia, Special District Excise Tax Revenue Bonds, Fort Henry Economic Development, Series 2006B, 5.625%, 3/01/36	3/16 at 100.00	BBB	381,980

1,675	Ohio County Commission, West Virginia, Tax Increment Revenue Bonds, Fort Henry Centre Tax Increment Financing District 1, The Highlands Project, Series 2008A, 6.500%, 6/01/34	6/18 at 100.00	N/R	1,841,663

164	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	West Virginia (continued)

	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc., Series 2008:
$15,165	6.500%, 10/01/38	10/18 at 100.00	N/R	$15,982,545
22,275	6.750%, 10/01/43	10/18 at 100.00	N/R	23,734,904
47,480	Total West Virginia			49,929,012
	Wisconsin – 1.4%

450	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, Revenue Bonds, Series 2003A, 7.750%, 6/01/16 (Pre-refunded 12/01/14)	12/14 at 101.00	N/R (6)	506,543

8,990	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, Revenue Bonds, Series 2006, 7.000%, 12/01/26	12/18 at 102.00	N/R	8,796,985

300	Milwaukee Redevelopment Authority, Wisconsin, Academy of Learning and Leadership Charter School, Series 2007A, 5.500%, 8/01/22 (4)	8/15 at 102.00	N/R	89,946

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Thomas Jefferson Classical Academy of Mooresboro, North Carolina, Series 2011:
660	7.000%, 7/01/31	7/19 at 100.00	BBB–	730,745
500	7.125%, 7/01/42	7/19 at 100.00	BBB–	551,650

	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2012:
2,475	5.500%, 4/01/32	No Opt. Call	BB+	2,575,708
4,250	5.750%, 4/01/42	No Opt. Call	BB+	4,439,593

1,000	Public Finance Authority, Wisconsin, Charter School Revenue Bonds, Explore Knowledge Foundation Las Vegas Project, Series 2012A, 6.000%, 7/15/42	7/22 at 100.00	BBB–	1,030,550

	Public Finance Authority, Wisconsin, Charter School Revenue Bonds, Voyageur Foundation Inc. Detroit Project, Series 2012A:
1,100	6.000%, 10/01/32	10/22 at 100.00	N/R	1,136,685
3,275	6.200%, 10/01/42	10/22 at 100.00	N/R	3,397,714

1,730	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Tender Option Bond Trust 4287, 17.648%, 10/01/20 (IF) (5)	No Opt. Call	Aa3	2,611,868

1,225	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A, 6.125%, 6/01/39	6/20 at 100.00	Baa2	1,401,731

2,750	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Children’s Hospital of Wisconsin Inc., Tender Option Bond Trust 2009-15W, 19.551%, 8/15/37 (IF) (5)	2/20 at 100.00	AA–	4,046,460

955	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Community Health, Inc. Obligated Group, Tender Option Bond Trust 3592, 18.645%, 4/01/17 (IF) (5)	No Opt. Call	AA–	1,379,593

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc., Series 2011A:
1,000	5.750%, 5/01/35	5/21 at 100.00	A+	1,177,620
3,925	6.000%, 5/01/41	5/21 at 100.00	A+	4,654,422

500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ThedaCare, Inc., Series 2009A, 5.500%, 12/15/38	12/19 at 100.00	AA–	555,685

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Health, Tender Option Bond Trust 2113:
1,335	14.172%, 8/15/26 (IF)	8/16 at 100.00	A–	1,883,792
9,750	14.172%, 8/15/30 (IF)	8/16 at 100.00	A–	12,044,760
3,535	14.665%, 8/15/31 (IF)	8/16 at 100.00	A–	4,453,004
3,750	14.675%, 8/15/34 (IF)	8/16 at 100.00	A–	4,681,050

7,855	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/26 (UB)	8/16 at 100.00	A–	8,662,258

35,655	Wisconsin Public Finance Authority, Revenue Bonds, SearStone Retirement Community of Cary North Carolina, Series 2012A, 8.625%, 6/01/47	6/22 at 100.00	N/R	38,786,222

Nuveen Investments	165

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)		Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)

$25,000	Wisconsin Public Finance Authority, Revenue Bonds, SearStone Retirement Community of Cary North Carolina, Series 2012B, 8.375%, 6/01/20		12/13 at 100.00	N/R	$25,223,500
121,965	Total Wisconsin				134,818,084
$10,098,793	Total Municipal Bonds (cost $8,599,231,864)				9,359,907,447

Shares	Description (1)				Value
	Common Stocks – 0.0%

	Containers & Packaging – 0.0%

10,846	Rock-Tenn Company (16)				$1,086,118
	Total Common Stocks (cost $–)				1,086,118

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.1%

	Machinery – 0.1%

$7,000	Navistar International Corporation	8.250%	11/01/21	B3	$7,288,750
	Transportation – 0.0%

62	Las Vegas Monorail Company, Senior Interest Bonds (7), (17)	5.500%	7/15/19	N/R	15,399

18	Las Vegas Monorail Company, Senior Interest Bonds (7), (17)	3.000%	7/15/55	N/R	3,605
80	Total Transportation				19,004
$7,080	Total Corporate Bonds (cost $6,673,418)				7,307,754
	Total Investments (cost $8,605,905,282) – 99.8%				9,368,301,319
	Borrowings – (0.4)% (18)				(40,000,000)
	Floating Rate Obligations – (2.0)%				(191,211,000)
	Other Assets Less Liabilities – 2.6% (19)				254,311,047
	Net Assets – 100%				$9,391,401,366

Investments in Derivatives as of April 30, 2013

Credit Default Swaps outstanding:

Counterparty	Reference Entity	Buy/Sell Protection (20)	Current Credit Spread (21)	Notional Amount	Fixed Rate (Annualized)	Termination Date	Value	Unrealized Appreciation (Depreciation) (19)
Goldman Sachs	Texas Competitive Electric Holdings Company LLC	Buy	160.45%	$2,000,000	5.000%	9/20/14	$1,541,183	$416,183

Forward Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (22)	Termination Date	Unrealized Appreciation (Depreciation) (19)
Barclays PLC	$100,000,000	Receive	3-Month USD-LIBOR	2.670%	Semi-Annually	6/26/14	6/26/42	$5,645,284

166	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.

(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors/Trustees. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(8)	On May 1, 2012, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.80% to 4.35%.

(9)	On May 1, 2012, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.875% to 4.700%.

(10)	Principal Amount (000) rounds to less than $1,000.

(11)	On February 8, 2011, the Fund’s Adviser directed the Fund’s custodian to cease accruing additional income and “write-off” any remaining recorded balances on the Fund’s records. Effective March 1, 2011, the Fund’s custodian resumed accruing income at an annual interest rate of 4.50%.

(12)	On March 5, 2007, Bayonne Medical Center (“Bayonne”) received an “event of default notice” resulting from their failure to pay a $5,000,000 bank line of credit. As senior creditors of Bayonne, the Adviser, on behalf of the Fund, issued an event of default notice to Bayonne on March 15, 2007, under default provisions of the debt agreements. Under such notice, Bayonne became obligated to increase the interest rate it paid on the debt from 8.050% annually to 10.750% annually and the Adviser had instructed the custodian to reflect such change in the Fund’s records. On April 30, 2007, the Adviser concluded that Bayonne was not likely able to meet its interest obligations and directed the Fund’s custodian to cease accruing additional income and to “write-off” any remaining recorded balances on the Fund’s records.

(13)	On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.625% to 2.250%.

Nuveen Investments	167

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2013

(14)	On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.750% to 2.300%.

(15)	On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.875% to 2.350%.

(16)	Common stock received as part of the bankruptcy settlement for Hodge, Louisiana, Combined Utility System Revenue Bonds,Smurfit-Stone Container Corporation, Series 2003, coupon 7.450%, Maturity 3/01/24.

(17)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an interest rate of 5.500% maturing on July 15, 2019 and the second with an interest rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

(18)	Borrowings as a percentage of Total Investments is 0.4%.

(19)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(20)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(21)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.

(22)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each forward swap contract.

N/R	Not rated.

WI/DD	Investment, or portion of investment purchased on a when-issued or delayed delivery basis.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

USD-LIBOR	United States Dollar-London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

168	Nuveen Investments

Portfolio of Investments

Nuveen Inflation Protected Municipal Bond Fund

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Alabama – 0.3%

$275	Birmingham Airport Authority, Alabama, Airport Revenue Bonds, Series 2010, 6.000%, 7/01/23 – AGM Insured	7/20 at 100.00	AA–	$337,304
	Arizona – 2.9%

250	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30	3/22 at 100.00	BBB	260,730

500	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A, 5.000%, 2/01/19	No Opt. Call	BBB+	584,020

345	Arizona Sports and Tourism Authority, Senior Revenue Refunding Bonds, Multipurpose Stadium Facility Project, Series 2012A, 5.000%, 7/01/25	7/22 at 100.00	A1	405,537

130	Arizona State, State Lottery Revenue Bonds, Series 2010A, 5.000%, 7/01/15 – AGM Insured	No Opt. Call	AA	142,474

1,110	Pima County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, San Juan Project, Series 2009A, 4.950%, 10/01/20	No Opt. Call	BBB	1,264,079

400	Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A, 5.000%, 7/01/21	No Opt. Call	AA–	491,216

10	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2003, 5.000%, 12/01/18 – NPFG Insured	12/13 at 100.00	Aa2	10,268

75	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.250%, 12/01/19	No Opt. Call	A–	87,530
2,820	Total Arizona			3,245,854
	Arkansas – 0.1%

70	North Little Rock, Arkansas, Electric Revenue Refunding Bonds, Series 1992A, 6.500%, 7/01/15 – NPFG Insured (ETM)	No Opt. Call	A (4)	74,605
	California – 6.2%

275	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 5.300%, 10/01/23 – AMBAC Insured	No Opt. Call	BBB+	309,969

425	California Department of Water Resources, Power Supply Revenue Bonds, Series 2010L, 5.000%, 5/01/16	No Opt. Call	AA	482,545

185	California Department of Water Resources, Power Supply Revenue Bonds, Series 2011N, 5.000%, 5/01/21	No Opt. Call	AA	236,898

145	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2008H, 5.125%, 7/01/22	7/15 at 100.00	A	158,575

120	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital of Orange County, Series 2009A, 5.750%, 11/01/18	No Opt. Call	A	147,659

850	California Municipal Finance Authority, Revenue Bonds, University of San Diego, Refunding Series 2012A, 5.000%, 10/01/31	No Opt. Call	A2	983,663

45	California State Public Works Board, Lease Revenue Bonds, Department of Corrections, Series 1993E, 5.500%, 6/01/15	No Opt. Call	A2	46,850

210	California Statewide Communities Development Authority, Insured Revenue Refunding Bonds, Rady Children’s Hospital of San Diego, Series 2006A, 5.000%, 8/15/23 – NPFG Insured	8/16 at 100.00	A+	232,094

175	California Statewide Communities Development Authority, Revenue Bonds, State of California Proposition 1A Receivables Program, Series 2009, 5.000%, 6/15/13	No Opt. Call	A1	176,059

120	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G, 5.000%, 7/01/22	7/15 at 100.00	BBB–	128,544

1,000	Chabot-Las Positas Community College District, California, General Obligation Bonds, 2016 Crossover Refunding Series 2013, 5.000%, 8/01/25	8/23 at 100.00	Aa3	1,228,060

Nuveen Investments	169

Portfolio of Investments

Nuveen Inflation Protected Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)

$500	El Camino Community College District, California, General Obligation Bonds, Election of 2002 Series 2012C, 0.000%, 8/01/21	No Opt. Call	Aa1	$414,515

200	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999, 5.750%, 1/15/40 – NPFG Insured	7/13 at 100.00	Baa2	200,124

525	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2013A, 5.000%, 6/01/21	No Opt. Call	A2	642,422

50	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2010A, 5.000%, 5/15/31	5/20 at 100.00	AA	57,374

175	Los Angeles Regional Airports Improvement Corporation, California, Lease Revenue Refunding Bonds, LAXFUEL Corporation at Los Angeles International Airport, Series 2012, 5.000%, 1/01/21 (Alternative Minimum Tax)	No Opt. Call	A	208,926

80	Madera County, California, Certificates of Participation, Valley Children’s Hospital Project, Series 1995, 5.750%, 3/15/28 – NPFG Insured	9/13 at 100.00	A3	80,154

100	Port of Oakland, California, Revenue Refunding Bonds, Series 2011-O, 5.000%, 5/01/21 (Alternative Minimum Tax)	No Opt. Call	A+	121,170

800	San Francisco, California, Community Facilities District 6, Mission Bay South Public Improvements, Special Tax Refunding Bonds, Series 2013A, 5.000%, 8/01/25	8/22 at 100.00	N/R	882,792

45	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A, 0.000%, 1/15/26 – NPFG Insured	No Opt. Call	Baa2	24,812

170	Ventura County Public Financing Authority, California, Lease Revenue Bonds Series 2013A, 5.000%, 11/01/24	11/22 at 100.00	AA	205,323
6,195	Total California			6,968,528
	Colorado – 5.9%

300	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Refunding Series 2013A, 5.000%, 3/01/22	No Opt. Call	Aa2	377,691

500	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012A, 5.000%, 11/15/22 (Alternative Minimum Tax)	No Opt. Call	A+	607,960

150	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2006, 5.250%, 12/01/22 – SYNCORA GTY Insured	11/16 at 100.00	BBB–	162,093

1,000	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, Stapleton Senior Refunding Series 2013A-1, 5.000%, 12/01/23	12/22 at 100.00	A–	1,195,110

1,000	Denver West Metropolitan District, Jefferson County, Colorado, General Obligation Refunding Bonds, Series 2012A, 4.000%, 12/01/20 – AGM Insured	No Opt. Call	AA–	1,139,280

	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B:
480	0.000%, 9/01/21 – NPFG Insured	No Opt. Call	Baa2	360,173
10	0.000%, 9/01/26 – NPFG Insured	No Opt. Call	Baa2	5,632

1,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/20 – NPFG Insured	No Opt. Call	Baa2	789,840

100	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007A-1, 5.250%, 9/01/16 – NPFG Insured	No Opt. Call	Baa2	110,286

1,250	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 5.000%, 12/01/19	No Opt. Call	N/R	1,423,025

395	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 5.250%, 7/15/24	7/20 at 100.00	Baa3	453,219
6,185	Total Colorado			6,624,309

170	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Connecticut – 0.2%

$190	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Series 1999B, 1.550%, 11/15/29 (Mandatory put 2/01/17)	No Opt. Call	AA+	$195,423
	District of Columbia – 1.8%

1,250	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard Properties LLC Issue, Series 2013, 4.000%, 10/01/23	10/22 at 100.00	BBB–	1,279,563

95	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	Baa1	113,743

100	District of Columbia, Income Tax Secured Revenue Bonds, Series 2009D, 5.000%, 12/01/16	No Opt. Call	AAA	115,799

250	District of Columbia, Revenue Bonds, The Association of American Medical Colleges Issue, Series 2011A, 5.000%, 10/01/24	10/23 at 100.00	A+	300,590

140	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Senior Lien Refunding Series 2007A, 5.000%, 10/01/16 – AMBAC Insured	No Opt. Call	A1	157,945
1,835	Total District of Columbia			1,967,640
	Florida – 7.8%

100	City of Tampa, Florida, Refunding and Capital Improvement Cigarette Tax Allocation Bonds, H. Lee Moffitt Cancer Center Project, Series 2012A, 5.000%, 9/01/21	No Opt. Call	A+	121,371

520	Florida Citizens Property Insurance Corporation, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1, 5.000%, 6/01/22	No Opt. Call	A+	633,818

240	Florida Hurricane Catastrophe Fund, Financial Corporation Revenue Bonds, Series 2010A, 5.000%, 7/01/15	No Opt. Call	AA	263,770

2,000	Greater Orlando Aviation Authority, Florida, Special Purpose Airport Facilities Revenue Bonds, JetBlue Airways Corporation, Series 2013, 5.000%, 11/15/26 (Alternative Minimum Tax)	5/23 at 100.00	N/R	2,121,521

95	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.250%, 6/01/26	6/16 at 100.00	A–	101,248

1,000	Jacksonville, Florida, Capital Improvement Refunding Revenue Bonds, Series 2012, 4.000%, 10/01/19	No Opt. Call	AA	1,158,580

500	Jacksonville, Florida, Special Revenue Bonds, Series 20120C, 5.000%, 10/01/22	No Opt. Call	Aa2	623,205

15	Lake County School District, Florida, Sales Tax Revenue Bonds, Series 2004, 5.000%, 10/01/15 – AMBAC Insured	10/14 at 100.00	A+	15,935

	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013:
1,000	3.950%, 12/15/21 (Alternative Minimum Tax)	6/20 at 100.00	BB	1,014,560
835	4.200%, 12/15/25 (Alternative Minimum Tax)	6/20 at 100.00	BB	847,041

450	Miami, Florida, Limited Ad Valorem Tax Bonds, Homeland Defense / Neighborhood Capital Improvement Project, Series 2009, 5.000%, 1/01/19	No Opt. Call	A3	495,473

570	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2012, 5.000%, 7/01/22	No Opt. Call	AA	703,209

500	Saint Lucie County School Board, Florida, Refunding Certificates of Participation, Florida Master Lease Program, Series 2013A, 5.000%, 7/01/24	7/23 at 100.00	Aa3	602,150
7,825	Total Florida			8,701,881
	Georgia – 2.0%

150	Atlanta, Georgia, Airport General Revenue Bonds, Series 2012C, 5.000%, 1/01/22 (Alternative Minimum Tax)	No Opt. Call	A+	181,860

150	Atlanta, Georgia, Tax Allocation Bonds Atlanta Station Project, Series 2007, 5.250%, 12/01/21 – AGC Insured	12/17 at 100.00	AA–	166,164

Nuveen Investments	171

Portfolio of Investments

Nuveen Inflation Protected Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Georgia (continued)

$150	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008C. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	$187,562

35	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005A, 5.625%, 1/01/16 (Alternative Minimum Tax)	7/15 at 100.00	A–	37,812

500	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company – Vogtle Plant, First Series 2012, 1.750%, 12/01/49 (Mandatory put 6/01/17)	No Opt. Call	A	515,925

	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Refunding Bonds, Series 1993:
120	5.500%, 10/01/18 – NPFG Insured	No Opt. Call	Baa2	129,342
60	5.625%, 10/01/26 – NPFG Insured	10/19 at 100.00	Baa2	69,897

55	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004, 5.000%, 12/01/19	12/14 at 100.00	BB–	56,000

200	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Second Resolution Series 2011A, 5.250%, 10/01/41	10/21 at 100.00	Aa3	232,692

80	Georgia Municipal Electric Authority, Senior Lien General Power Revenue Bonds, Series 1993Z, 5.500%, 1/01/20 – FGIC Insured	No Opt. Call	A+	87,538

420	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Refunding Bonds, Series 1992P, 6.250%, 7/01/20 – AMBAC Insured	No Opt. Call	Aa2	485,390

100	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012A, 5.250%, 10/01/27	10/21 at 100.00	Baa2	114,864
2,020	Total Georgia			2,265,046
	Guam – 0.7%

640	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/19 – AGM Insured	No Opt. Call	AA–	769,216
	Idaho – 0.1%

95	Idaho Health Facilities Authority, Revenue Bonds, Trinity Health Group, Refunding Series 2008B, 6.000%, 12/01/23	12/18 at 100.00	AA	115,858
	Illinois – 6.7%

285	Chicago Public Building Commission, Illinois, General Obligation Lease Certificates, Chicago Board of Education, Series 1999B, 5.250%, 12/01/18 – FGIC Insured	No Opt. Call	A2	338,261

65	Chicago, Illinois, Revenue Bonds, Midway Airport, Series 2001A, 5.125%, 1/01/26 – AGM Insured (Alternative Minimum Tax)	7/13 at 100.00	AA–	65,216

280	Chicago, Illinois, Second Lien Wastewater Transmission Revenue Bonds, Series 2001A, 5.500%, 1/01/30 – NPFG Insured	No Opt. Call	Aa3	344,285

170	Cook County, Illinois, General Obligation Bonds, Refunding Series 2009A, 5.000%, 11/15/17	No Opt. Call	AA	199,305

500	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/21	No Opt. Call	A–	594,690

325	Illinois Finance Authority, Revenue Bonds, Art Institute of Chicago, Series 2012A, 5.000%, 3/01/22	No Opt. Call	A+	397,378

740	Illinois Finance Authority, Revenue Bonds, Lake Forest College, Series 2012A, 5.000%, 10/01/22	No Opt. Call	BBB–	808,517

100	Illinois Finance Authority, Revenue Bonds, Trinity Health Credit Group, Series 2011-IL, 4.000%, 12/01/21	No Opt. Call	AA	115,010

175	Illinois Health Facilities Authority, Revenue Bonds, Sherman Health Systems, Series 1997, 5.250%, 8/01/27 – AMBAC Insured	8/13 at 100.00	BBB	175,184

110	Illinois Health Facilities Authority, Revenue Refunding Bonds, Elmhurst Memorial Healthcare, Series 2002, 6.250%, 1/01/17	7/13 at 100.00	Baa2	110,470

500	Illinois State Department of Employment Security, Unemployment Insurance Fund Building Receipts Revenue Bonds, Series 2012B, 5.000%, 12/15/17	12/16 at 100.00	AA+	577,770

172	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)

	Illinois State, General Obligation Bonds, Refunding Series 2012:
$620	5.000%, 8/01/21	No Opt. Call	A2	$729,901
50	5.000%, 8/01/25	8/22 at 100.00	A2	56,821

130	Illinois State, General Obligation Bonds, Series 2006, 5.000%, 1/01/17	1/16 at 100.00	A2	142,128

140	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1993A, 0.010%, 6/15/17 – FGIC Insured	No Opt. Call	A3	132,119

100	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1993A, 0.000%, 6/15/17 – FGIC Insured (ETM)	No Opt. Call	A (4)	96,763

180	Northern Illinois Municipal Power Agency, Power Project Revenue Bonds, Prairie State Project, Series 2007A, 5.000%, 1/01/19 – NPFG Insured	1/18 at 100.00	A2	206,509

485	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 5.000%, 6/01/19	No Opt. Call	A	576,141

210	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2011A, 5.000%, 6/01/19 – AGM Insured	No Opt. Call	AA	253,720

1,000	Southwestern Illinois Development Authority, Local Government Revenue Bonds, Edwardsville Community Unit School District 7 Project, Series 2007, 0.000%, 12/01/22 – AGM Insured	No Opt. Call	AA–	734,490

1,500	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Series 2013B, 0.000%, 1/01/28	No Opt. Call	Aa2	848,115
7,665	Total Illinois			7,502,793
	Indiana – 3.0%

965	Indiana Finance Authority, Educational Facilities Refunding Revenue Bonds, Butler University Project, Series 2012A, 5.000%, 2/01/26	2/22 at 100.00	BBB+	1,088,192

500	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 5.000%, 5/01/24	5/23 at 100.00	A	589,100

290	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation Group, Series 2011N, 5.000%, 3/01/25	3/21 at 100.00	AA–	328,315

500	Indiana Finance Authority, Hospital Revenue Bonds, Parkview Health System Obligated Group, Series 2012A, 5.000%, 5/01/22	No Opt. Call	A+	603,580

460	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013B, 5.000%, 1/01/19 (Alternative Minimum Tax)	1/17 at 100.00	BBB	512,550

100	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011A, 5.250%, 10/01/23	10/21 at 100.00	AA	124,497

100	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Refunding Series 2006, 5.500%, 1/01/20 – NPFG Insured	No Opt. Call	A+	122,624
2,915	Total Indiana			3,368,858
	Iowa – 1.6%

500	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Central College, Refunding Series 2012A, 5.000%, 10/01/31	10/21 at 100.00	Baa3	547,775

1,000	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Wartburg College, Series 2005A, 5.000%, 10/01/23	10/13 at 100.00	BB	1,008,280

190	Iowa State, Special Obligation Bonds, I-Jobs Program, Series 2009A, 5.000%, 6/01/18	No Opt. Call	AA	228,086
1,690	Total Iowa			1,784,141
	Kansas – 3.2%

75	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc., Series 2011F, 5.000%, 11/15/21	No Opt. Call	A2	89,453

600	Kansas State Power Pool, Electric Utility Revenue Bonds, Dogwood Energy Facility, Series 2012A, 5.000%, 12/01/19	No Opt. Call	Baa1	686,016

Nuveen Investments	173

Portfolio of Investments

Nuveen Inflation Protected Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Kansas (continued)

$500	Kansas Turnpike Authority, Revenue Bonds, Series 2012A, 5.000%, 9/01/22 – AGM Insured	9/20 at 100.00	AA–	$607,755

1,025	Wyandotte County/Kansas City Unified Government Board of Utilities, Kansas, Utility System Revenue Bonds, Series 2012B, 5.000%, 9/01/23	No Opt. Call	A+	1,242,700

1,430	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	BBB+	962,876
3,630	Total Kansas			3,588,800
	Kentucky – 1.6%

125	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 5.500%, 6/01/21	6/20 at 100.00	BBB+	149,781

	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1:
380	5.750%, 12/01/28 – AGC Insured	6/18 at 100.00	AA–	417,187
525	6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA–	576,287

100	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A2, 0.000%, 12/01/22 – AGC Insured	No Opt. Call	AA–	69,152

50	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2010A, 2.750%, 7/01/16	No Opt. Call	AAA	52,731

200	Kentucky Infrastructure Authority, Wastewater and Drinking Water Revolving Fund Revenue Bonds, Series 2012A, 5.000%, 2/01/27	2/22 at 100.00	AAA	241,600

130	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 85, Series 2005, 5.000%, 8/01/15 – AGM Insured	No Opt. Call	AA–	142,917

150	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities Revenue, Louisville Gas & Electric Company Project, Series 2007B, 1.600%, 6/01/33 (Mandatory put 6/01/17)	No Opt. Call	A–	153,635

50	Owensboro, Kentucky, Electric Light and Power System Revenue Bonds, Series 1991B, 0.000%, 1/01/17 – AMBAC Insured	No Opt. Call	A3	46,793
1,710	Total Kentucky			1,850,083
	Louisiana – 3.7%

25	DeSoto Parish, Louisiana, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2004A, 5.000%, 11/01/18 (Alternative Minimum Tax)	11/14 at 100.00	BBB	26,284

100	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011, 5.625%, 7/01/26	7/21 at 100.00	BBB–	114,408

130	Louisiana Local Government Environment Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Series 2009A, 6.500%, 8/01/29	8/20 at 100.00	BBB–	157,845

200	Louisiana Offshore Terminal Authority, Deepwater Port Revenue Refunding Bonds, LOOP Inc. Project, Series 2007B-1A, 1.375%, 10/01/37 (Mandatory put 10/01/16)	No Opt. Call	A–	201,336

1,000	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A, 5.000%, 7/01/23	No Opt. Call	A	1,208,770

500	New Orleans, Louisiana, General Obligation Refunding Bonds, Series 2012, 5.000%, 12/01/27 – AGM Insured	12/22 at 100.00	AA–	577,200

500	Port New Orleans Board of Commissioners, Louisiana, Revenue Bonds, Port Facilities, Refunding Series 2013B, 5.000%, 4/01/29 (Alternative Minimum Tax)	4/23 at 100.00	BBB+	558,165

1,000	Regional Transit Authority, Louisiana, Sales Tax Revenue Bonds, Series 2010, 5.000%, 12/01/19 – AGM Insured	No Opt. Call	AA–	1,213,620

174	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Louisiana (continued)

$130	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory put 6/01/22)	No Opt. Call	BBB	$143,976
3,585	Total Louisiana			4,201,604
	Maine – 0.6%

250	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/25	7/23 at 100.00	Baa1	285,873

165	Maine Turnpike Authority, Turnpike Revenue Bonds, Series 2012A, 5.000%, 7/01/37	7/22 at 100.00	AA–	191,780

175	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013, 5.000%, 7/01/23	No Opt. Call	BBB+	209,291
590	Total Maine			686,944
	Massachusetts – 0.8%

140	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Senior Lien Series 2010B, 5.000%, 1/01/32	1/20 at 100.00	A+	157,661

100	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health, Series 2011H, 5.000%, 7/01/21	No Opt. Call	A–	117,843

	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
530	5.000%, 1/01/21 – AMBAC Insured	7/13 at 100.00	N/R	530,058
110	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	7/13 at 100.00	N/R	109,999

15	Massachusetts Water Resources Authority, General Revenue Bonds, Series 1993C, 5.250%, 12/01/15 – NPFG Insured	No Opt. Call	Aa1	16,072
895	Total Massachusetts			931,633
	Michigan – 4.6%

85	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Series 2002A, 6.000%, 5/01/21 – FGIC Insured	No Opt. Call	Aa2	109,801

1,000	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Series 2005, 5.250%, 5/01/26 – AGM Insured	No Opt. Call	Aa2	1,175,270

350	Detroit Water Supply System, Michigan, Water Supply System Revenue Senior Lien Bonds, Series 2006A, 5.250%, 7/01/19 – NPFG Insured	7/16 at 100.00	Baa2	383,121

505	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	A	510,707

500	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B, 5.500%, 7/01/29 – FGIC Insured	No Opt. Call	A	601,955

420	Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds, Series 1997A, 6.000%, 7/01/15 – NPFG Insured	No Opt. Call	A+	458,392

115	Detroit, Michigan, Sewerage Disposal System Revenue Bonds, Series 1999A, 0.000%, 7/01/21 – FGIC Insured	No Opt. Call	A+	85,342

	Detroit-Wayne County Stadium Authority, Michigan, Wayne County Limited Tax General Obligation Bonds, Building Authority Stadium Refunding Series 2012:
200	5.000%, 10/01/17	No Opt. Call	BBB+	220,354
500	5.000%, 10/01/19 – AGM Insured	No Opt. Call	AA–	573,220
190	5.000%, 10/01/20 – AGM Insured	No Opt. Call	AA–	219,441

95	Michigan Finance Authority, Public School Academy Limited Obligation Revenue and Refunding Bonds, Detroit Service Learning Academy Project, Series 2011, 6.000%, 10/01/21	No Opt. Call	BB+	105,172

110	Michigan Finance Authority, Unemployment Obligation Assessment Revenue Bonds, Series 2012B, 5.000%, 7/01/22	7/16 at 100.00	AAA	124,583

100	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.000%, 11/15/20	11/19 at 100.00	A	119,171

Nuveen Investments	175

Portfolio of Investments

Nuveen Inflation Protected Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Michigan (continued)

$125	Michigan State, General Obligation Refunding Bonds, Series 2002, 5.500%, 12/01/15	No Opt. Call	Aa2	$141,355

50	Rockford Public Schools, Kent County, Michigan, General Obligation Bonds, Refunding Series 2012, 5.000%, 5/01/19	No Opt. Call	AA–	60,807

200	Wayne Charter County, Michigan, General Obligation Bonds, Capital Improvements Series 2008A, 4.500%, 2/01/27 – AGM Insured	2/18 at 100.00	AA–	212,862
4,545	Total Michigan			5,101,553
	Minnesota – 0.6%

55	Central Minnesota Municipal Power Agency, Revenue Bonds, Brookings – Southeast Twin Cities Transmission Project, Series 2012, 5.000%, 1/01/32	1/22 at 100.00	A–	63,047

40	Minnesota Higher Education Facilities Authority, St. John’s University Revenue Bonds, Series 2005-6G, 5.000%, 10/01/13	No Opt. Call	A2	40,788

135	Minnesota State, General Obligation Bonds, Various Purpose, Refunding Series 2010D, 5.000%, 8/01/18	No Opt. Call	AA+	164,290

335	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/15 – AGC Insured	No Opt. Call	AA–	360,701
565	Total Minnesota			628,826
	Mississippi – 0.1%

60	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	10/13 at 100.00	BBB	60,188
	Montana – 0.2%

250	Billings, Montana, Tax Increment Urban Renewal Revenue Bonds, Expanded North 27th Street, Series 2013A, 4.375%, 7/01/29	1/23 at 100.00	N/R	255,470
	Nebraska – 0.4%

185	Central Plains Energy Project, Nebraska, Gas Project 1 Revenue Bonds, Series 2007A, 5.000%, 12/01/14	No Opt. Call	A	195,168

200	Municipal Energy Agency of Nebraska, Power Supply System Revenue Bonds, Refunding Series 2012A, 5.000%, 4/01/24	4/22 at 100.00	A	243,184

50	Nebraska Public Power District, General Revenue Bonds, Series 2012A, 5.000%, 1/01/25	1/22 at 100.00	A1	60,664
435	Total Nebraska			499,016
	Nevada – 0.6%

365	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2009C, 5.000%, 7/01/23 – AGM Insured	7/19 at 100.00	AA–	430,101

230	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Series 2012B, 5.000%, 6/01/25	6/22 at 100.00	AA+	279,358
595	Total Nevada			709,459
	New Jersey – 2.6%

50	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004, 5.000%, 6/15/13 – FGIC Insured (ETM)	No Opt. Call	Aaa	50,299

55	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012, 5.000%, 6/15/24	6/22 at 100.00	BBB+	64,412

500	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 6.250%, 9/15/19 (Alternative Minimum Tax)	No Opt. Call	B	519,530

1,000	New Jersey Educational Facilities Authority, Revenue Bonds, Drew University, Series 2003C, 5.250%, 7/01/20 – FGIC Insured	No Opt. Call	Baa1	1,172,300

90	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.000%, 7/01/18	No Opt. Call	BBB–	101,339

176	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)

$155	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.500%, 12/15/23	No Opt. Call	A+	$199,294

280	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005B, 5.250%, 12/15/15 – AMBAC Insured	No Opt. Call	A+	314,642

170	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C, 6.500%, 1/01/16	No Opt. Call	A3	195,833

45	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C, 6.500%, 1/01/16 (ETM)	No Opt. Call	A3 (4)	52,275

300	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.500%, 6/01/23	6/17 at 100.00	B1	300,210
2,645	Total New Jersey			2,970,134
	New York – 3.9%

250	Dormitory Authority of the State of New York, Insured Revenue Bonds, Pace University, Series 2013A, 5.000%, 5/01/23	No Opt. Call	BBB–	299,750

300	Dormitory Authority of the State of New York, Revenue Bonds, Culinary Institute of America, Series 2012, 5.000%, 7/01/21	No Opt. Call	Baa2	354,015

250	Dormitory Authority of the State of New York, Rochester Institute of Technology Revenue Bond, Series 2012, 4.000%, 7/01/26	No Opt. Call	A1	274,638

70	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A, 5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	A	77,627

445	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 5.000%, 5/01/18 – NPFG Insured	11/16 at 100.00	A	503,197

200	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012F, 5.000%, 11/15/19	No Opt. Call	A	243,794

240	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005C, 5.250%, 11/15/14	No Opt. Call	A	258,463

370	Monroe County Industrial Development Corporation, New York, Revenue Bonds, St. John Fisher College, Series 2012A, 5.000%, 6/01/25	6/22 at 100.00	Aa3	421,467

5	New York City, New York, General Obligation Bonds, Fiscal Series 2004E, 5.000%, 11/01/21 – AGM Insured	No Opt. Call	AA	5,345

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C:
45	5.500%, 6/01/19	6/13 at 100.00	AA–	45,204
50	5.500%, 6/01/21	6/13 at 100.00	AA–	50,229

1,080	New York State Urban Development Corporation, Service Contract Revenue Bonds, Refunding Series 2008D, 5.500%, 1/01/19	No Opt. Call	AA–	1,326,791

280	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2009A-1, 5.000%, 12/15/16 (5)	No Opt. Call	AAA	325,419

100	Onongada County Trust For Cultural Resources, New York, Revenue Bonds, Syracuse University Project, Series 2011, 5.000%, 12/01/21	No Opt. Call	Aa3	123,617

60	Tobacco Settlement Financing Corporation, New York, Asset-Backed Revenue Bonds, State Contingency Contract Secured, Series 2011B, 5.000%, 6/01/18	No Opt. Call	AA–	71,605
3,745	Total New York			4,381,161
	North Carolina – 4.9%

75	Buncombe County, North Carolina, Project Development Financing Revenue Bonds, Woodfin Downtown Corridor Development, Series 2008, 6.750%, 8/01/24	8/18 at 100.00	N/R	74,756

250	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Refunding Series 2012A, 5.000%, 1/15/31	1/22 at 100.00	AA–	287,540

Nuveen Investments	177

Portfolio of Investments

Nuveen Inflation Protected Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	North Carolina (continued)

$335	North Carolina Agricultural & Technical State University, General Revenue Bonds, Series 2013, 4.000%, 10/01/21	No Opt. Call	A1	$381,317

200	North Carolina Capital Facilities Finance Agency, Revenue Bonds, The Methodist University, Series 2012, 5.000%, 3/01/19	No Opt. Call	BBB	231,338

	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B:
670	6.000%, 1/01/22	No Opt. Call	A–	872,702
50	6.000%, 1/01/22 – RAAI Insured	No Opt. Call	Baa1	65,127

530	North Carolina Medical Care Commission, Health Care Facilities Revenue and Refunding Revenue Bonds, Columbus Regional Healthcare System, Series 2013A, 4.000%, 10/01/18	No Opt. Call	BBB	604,794

100	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, WakeMed, Series 2009A, 5.625%, 10/01/38 (Pre-refunded 10/01/14) – AGC Insured	10/14 at 100.00	AA– (4)	107,574

1,030	North Carolina State, General Obligation Bonds, Series 2005B, 5.000%, 4/01/16 (5)	No Opt. Call	AAA	1,167,052

650	North Carolina Turnpike Authority, Monroe Connector System State Appropriation Bonds, Series 2011, 5.000%, 7/01/21	No Opt. Call	AA	819,468

	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A:
90	5.250%, 1/01/23 – AGC Insured	1/19 at 100.00	AA–	104,527
20	5.250%, 1/01/25 – AGC Insured	No Opt. Call	AA–	23,067
615	5.500%, 1/01/29 – AGC Insured	1/19 at 100.00	AA–	708,252
4,615	Total North Carolina			5,447,514
	North Dakota – 0.4%

400	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012, 4.000%, 12/01/21	No Opt. Call	A–	438,104
	Ohio – 5.4%

100	Akron, Ohio, Waterworks System Mortgage Revenue Improvement and Refunding Bonds, Series 2009, 5.000%, 3/01/17 – AGC Insured	No Opt. Call	A3	115,529

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1:
175	5.000%, 6/01/16	No Opt. Call	A1	194,126
165	5.000%, 6/01/17	No Opt. Call	Baa1	187,382

500	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/17 at 100.00	B–	464,150

255	Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding and Improvement Bonds, Series 1993G, 5.500%, 1/01/21 – NPFG Insured	No Opt. Call	Aa1	311,643

260	Cuyhoga County, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, Medical Mart- Convention Center Project, Series 2010F, 5.250%, 12/01/25	12/20 at 100.00	AA	310,279

2,000	Kings Local School District, Warren County, Ohio, General Obligation Bonds, School Improvement Series 2013A, 0.000%, 12/01/26	No Opt. Call	AA	1,283,740

	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C:
1,000	5.000%, 10/01/22	No Opt. Call	A1	1,218,480
140	5.000%, 10/01/24	10/22 at 100.00	A1	166,716

585	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	694,699

40	Ohio Municipal Electric Generation Agency, Beneficial Interest Certificates, Belleville Hydroelectric Project – Joint Venture 5, Series 2004, 5.000%, 2/15/22 – AMBAC Insured	2/14 at 100.00	A1	41,469

178	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio (continued)

$395	Ohio Turnpike Commission, Revenue Refunding Bonds, Series 1998A, 5.500%, 2/15/18 – FGIC Insured	No Opt. Call	AA	$480,387

500	Springboro, Ohio, Sewer System Mortgage Revenue Bonds, Refunding Series 2012, 5.000%, 6/01/21	No Opt. Call	Aa3	611,340
6,115	Total Ohio			6,079,940
	Oregon – 0.5%

455	Oregon Health and Science University, Revenue Bonds, Series 2012A, 5.000%, 7/01/22	No Opt. Call	A+	564,964
	Pennsylvania – 6.0%

745	Delaware River Joint Toll Bridge Commission, Pennsylvania, Revenue Bonds, Refunding Series 2012A, 5.000%, 7/01/23	7/22 at 100.00	A2	904,937

840	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012, 5.000%, 1/01/24	No Opt. Call	BBB–	978,919

590	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23	10/19 at 100.00	BBB+	696,548

175	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012B, 5.000%, 1/01/21	1/19 at 100.00	Aaa	211,073

	Pennsylvania Higher Educational Facilities Authority, Philadelphia University Refunding Revenue Bonds, Refunding Series 2013:
740	5.000%, 6/01/19	No Opt. Call	BBB	860,857
890	5.000%, 6/01/20	No Opt. Call	BBB	1,042,475
935	5.000%, 6/01/21	No Opt. Call	BBB	1,097,447

100	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc., Series 2007A, 5.000%, 7/01/26 – SYNCORA GTY Insured	7/17 at 100.00	BBB+	105,887

135	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/24 – AMBAC Insured	6/16 at 100.00	A+	148,503

230	Pennsylvania, General Obligation Bonds, Refunding 3rd Series 2004, 5.375%, 7/01/16 – NPFG Insured	No Opt. Call	AA+	265,330

200	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B, 5.000%, 9/01/24 – AGM Insured	9/22 at 100.00	A1	239,094

100	Southeastern Pennsylvania Transportation Authority, Capital Grant Receipts Bonds, Federal Transit Administration Section 5309 Fixed Guideway Modernization Formula Funds, Series 2011, 5.000%, 6/01/21	No Opt. Call	A+	122,268
5,680	Total Pennsylvania			6,673,338
	Puerto Rico – 0.2%

215	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/16 – FGIC Insured (ETM)	No Opt. Call	BBB+ (4)	249,166
	Rhode Island – 1.0%

895	Rhode Island Health and Educational Building Corporation, Higher Education Facility Revenue Bonds, Providence College, Refunding Series 2012B, 5.000%, 11/01/22	No Opt. Call	A	1,102,201
	South Carolina – 0.9%

500	Connector 2000 Association Inc., South Carolina, Senior Lien Toll Road Revenue Bonds, Series 2011A, 0.000%, 1/01/16	No Opt. Call	N/R	374,995

585	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2012A, 5.000%, 1/01/25	1/22 at 100.00	A–	689,598
1,085	Total South Carolina			1,064,593
	South Dakota – 0.1%

120	South Dakota Educational Enhancement Funding Corporation, Tobacco Settlement Revenue Bonds Series 2013B, 5.000%, 6/01/24	6/23 at 100.00	A–	145,850

Nuveen Investments	179

Portfolio of Investments

Nuveen Inflation Protected Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tennessee – 1.6%

$230	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2004, 5.000%, 10/01/18 – AGM Insured	No Opt. Call	AA–	$272,274

60	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012, 5.000%, 11/01/30	11/21 at 100.00	BBB+	66,175

150	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Baptist Memorial Healthcare, Series 2004A, 5.000%, 9/01/15	No Opt. Call	AA–	165,341

495	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 2012-1C, 3.650%, 7/01/29	1/22 at 100.00	AA+	514,013

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A:
100	5.000%, 9/01/13	No Opt. Call	A	101,619
200	5.250%, 9/01/26	No Opt. Call	A	236,596

390	West Tennessee Public Utility District, Weakley, Carroll and Benton Counties, Tennessee, Gas System Revenue Bonds, Refunding Series 2012, 4.000%, 3/01/22	No Opt. Call	A–	444,308
1,625	Total Tennessee			1,800,326
	Texas – 5.6%

500	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, First Tier Series 2006A, 5.250%, 1/01/18 – SYNCORA GTY Insured	1/17 at 100.00	BB+	547,170

1,150	Brazoria County, Texas, Certificates of Obligation, Series 2012, 5.000%, 3/01/21 (5)	No Opt. Call	AA+	1,436,120

75	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2010, 5.750%, 1/01/25	1/20 at 100.00	Baa2	89,175

500	Central Texas Regional Mobility Authority, Revenue Bonds, Subordinate Lien Refunding Series 2013, 5.000%, 1/01/23 (WI/DD, Settling 5/16/13)	No Opt. Call	Baa3	563,240

215	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (Alternative Minimum Tax)	10/22 at 100.00	BB+	223,269

125	Harris County-Houston Sports Authority, Texas, Junior Lien Special Revenue Bonds, Series 1998B, 0.000%, 11/15/14 – NPFG Insured	7/13 at 93.04	Baa2	115,211

785	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H, 0.000%, 11/15/23 – NPFG Insured	No Opt. Call	Baa2	458,809

230	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.000%, 11/15/31 – NPFG Insured	11/24 at 66.52	Baa2	82,621

50	Harris County-Houston Sports Authority, Texas, Senior Lien Revenue Refunding Bonds, Series 2001A, 0.000%, 11/15/20 – NPFG Insured	No Opt. Call	BBB	34,861

200	Houston, Texas, General Obligation Bonds, Public Improvement Refunding Series 2009A, 5.000%, 3/01/20	3/19 at 100.00	AA	242,694

120	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2011B, 5.000%, 7/01/25	7/21 at 100.00	A+	142,381

25	Matagorda County Navigation District 1, Texas, Collateralized Revenue Refunding Bonds, Houston Light and Power Company, Series 1995, 4.000%, 10/15/15 – NPFG Insured	10/13 at 101.00	A	25,568

100	Midtown Redevelopment Authority, Texas, Tax Increment Contract Revenue, Refunding Series 2011, 5.250%, 1/01/20	No Opt. Call	A–	117,296

220	Newark Cultural Education Facilities Finance Corporation, Texas, Lease Revenue Bonds, A.W. Brown-Fellowship Leadership Academy, Series 2012A, 6.000%, 8/15/32	2/15 at 103.00	BBB–	231,697

200	North Texas Tollway Authority, System First Tier Revenue Refunding Bonds, Series 2011B, 5.000%, 1/01/21	No Opt. Call	A–	241,906

180	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)

$500	Sam Rayburn Municipal Power Agency, Texas, Power Supply System Revenue Refunding Bonds, Series 2012, 5.000%, 10/01/18	No Opt. Call	BBB+	$585,710

350	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%, 12/15/26	No Opt. Call	A–	441,049

150	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006A, 5.250%, 12/15/21	No Opt. Call	A–	174,984

365	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/22	No Opt. Call	A3	415,286

50	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2011, 5.250%, 7/01/23	7/21 at 100.00	Baa1	58,135
5,910	Total Texas			6,227,182
	Utah – 1.9%

500	Central Utah Water Conservancy District, Water Revenue Bonds, Series 2012C, 5.000%, 10/01/22	10/19 at 100.00	AA+	606,610

295	Utah County, Utah, Hospital Revenue Bonds, IHC Health Services Inc., Series 2012, 5.000%, 5/15/23	5/21 at 100.00	AA+	357,747

925	Utah Transit Authority, Sales Tax Revenue and Refunding Bonds, Series 2012, 5.000%, 6/15/22	No Opt. Call	A1	1,134,587
1,720	Total Utah			2,098,944
	Virgin Islands – 0.1%

60	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB+	66,725
	Virginia – 1.5%

500	Charles City County Industrial Development Authority, Virginia, Solid Waste Disposal Facility Revenue Bonds, Waste Management, Inc., Series 2002, 1.875%, 4/01/27 (Mandatory put 4/01/15) (Alternative Minimum Tax)	No Opt. Call	BBB	509,205

350	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Series 2012A, 5.000%, 7/15/22	No Opt. Call	BBB	416,196

	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012B:
200	0.000%, 7/01/25	No Opt. Call	BBB–	123,808
690	0.000%, 7/01/26	No Opt. Call	BBB–	400,683

250	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	275,795
1,990	Total Virginia			1,725,687
	Washington – 2.0%

100	Clark County Public Utility District 1, Washington, Electric System Revenue Bonds, Series 2007, 5.000%, 1/01/19 – FGIC Insured	1/17 at 100.00	A	113,157

250	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Refunding Series 2012A, 5.000%, 8/01/26	8/22 at 100.00	Aa3	300,495

500	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2012, 4.000%, 12/01/19	No Opt. Call	Baa3	545,035

1,000	Washington State, General Obligation Refunding Bonds, Various Purpose Series 2013R-13C, 5.000%, 7/01/22	No Opt. Call	AA+	1,272,770
1,850	Total Washington			2,231,457
	Wisconsin – 1.6%

130	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Refunding Series 2013A, 5.000%, 4/01/21	No Opt. Call	Aa3	158,379

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Agnesian HealthCare, Inc., Series 2013B, 5.000%, 7/01/24	7/23 at 100.00	A–	1,175,100

Nuveen Investments	181

Portfolio of Investments

Nuveen Inflation Protected Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)

$125	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A, 5.250%, 8/15/18	8/16 at 100.00	A–	$141,076

175	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 5.250%, 5/01/20	5/19 at 100.00	AA–	213,570

95	Wisconsin State, General Obligation Bonds, Series 2005I, 5.000%, 5/01/16 – NPFG Insured	5/15 at 100.00	AA	103,826
1,525	Total Wisconsin			1,791,951
	Wyoming – 0.2%

180	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St. John’s Medical Center Project, Series 2011B, 5.000%, 12/01/21	No Opt. Call	BBB	210,530
$98,110	Total Investments (cost $105,065,988) – 96.1%			107,704,799
	Other Assets Less Liabilities – 3.9% (6)			4,331,558
	Net Assets – 100%			$112,036,357

Investments in Derivatives as of April 30, 2013

Consumer Price Index Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency		Effective Date (7)	Termination Date	Unrealized Appreciation (Depreciation) (6)
Barclays PLC	$4,000,000	Receive	CPURNSA	2.560%	12/31/18	(8)	12/28/12	12/28/18	$(68,954)
Barclays PLC	4,500,000	Receive	CPURNSA	2.645	12/30/19	(8)	12/28/12	12/28/19	(83,628)
Barclays PLC	5,000,000	Receive	CPURNSA	2.693	2/03/20	(8)	2/01/13	2/01/20	(83,447)
Barclays PLC	5,000,000	Receive	CPURNSA	2.600	2/06/18	(8)	2/05/13	2/05/18	(90,288)
Barclays PLC	3,500,000	Receive	CPURNSA	2.509	2/11/19	(8)	2/08/13	2/08/19	(27,330)
Barclays PLC	8,000,000	Receive	CPURNSA	2.777	2/21/22	(8)	2/19/13	2/19/22	(162,677)
Barclays PLC	8,000,000	Receive	CPURNSA	2.773	4/04/23	(8)	4/03/13	4/03/23	(122,172)
Barclays PLC	3,800,000	Receive	CPURNSA	2.480	5/25/18	(8)	5/24/13	5/24/18	(38,531)
Barclays PLC	7,500,000	Receive	CPURNSA	2.560	8/10/20	(8)	8/07/13	8/07/20	1,322
Barclays PLC	5,500,000	Receive	CPURNSA	2.645	10/01/21	(8)	9/30/13	9/30/21	(13,251)
JPMorgan	5,000,000	Receive	CPURNSA	2.350	3/16/16	(8)	3/15/13	3/15/16	(46,520)
JPMorgan	5,000,000	Receive	CPURNSA	2.655	3/18/19	(8)	3/15/13	3/15/19	(73,785)
JPMorgan	4,000,000	Receive	CPURNSA	2.600	4/25/23	(8)	4/24/13	4/24/23	755
Morgan Stanley	5,500,000	Receive	CPURNSA	2.130	1/11/16	(8)	1/08/13	1/08/16	(46,108)
Morgan Stanley	6,000,000	Receive	CPURNSA	2.714	3/01/21	(8)	2/27/13	2/27/21	(93,568)
Morgan Stanley	4,000,000	Receive	CPURNSA	2.700	4/11/22	(8)	4/08/13	4/08/22	(43,884)
Morgan Stanley	3,000,000	Receive	CPURNSA	2.650	8/08/24	(8)	8/07/13	8/07/24	18,177
Morgan Stanley	3,750,000	Receive	CPURNSA	2.440	9/28/17	(8)	9/27/13	9/27/17	(20,847)
Morgan Stanley	3,800,000	Receive	CPURNSA	2.595	11/06/18	(8)	11/05/13	11/05/18	(25,228)
Morgan Stanley	3,000,000	Receive	CPURNSA	2.468	11/15/16	(8)	11/14/13	11/14/16	(22,842)
Morgan Stanley	9,750,000	Receive	CPURNSA	2.275	5/26/16	(8)	11/25/13	5/25/16	(35,052)
									$(1,077,858)

182	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives transactions.

(6)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(7)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each consumer price index swap contract.

(8)	Fixed Rate Payment is due one business day after contract Termination Date.

N/R	Not rated.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

CPURNSA	US CPI Urban Consumers Non-Seasonally Adjusted.

See accompanying notes to financial statements.

Nuveen Investments	183

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	MUNICIPAL BONDS – 98.2%

	Alabama – 0.8%

	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A:
$3,000	5.250%, 11/15/16	11/15 at 100.00	Baa2	$3,303,060
2,290	5.250%, 11/15/20	11/15 at 100.00	Baa2	2,474,574

	Health Care Authority for Baptist Health, Alabama, Revenue Bonds, Baptist Health, Series 2006D:
1,575	5.000%, 11/15/15	No Opt. Call	A3	1,687,156
2,935	5.000%, 11/15/16	11/15 at 100.00	A3	3,133,083

1,130	Huntsville, Alabama, Electric System Revenue Warrants, Refunding Series 2007, 4.000%, 12/01/18 – AGM Insured	12/17 at 100.00	AA+	1,277,058

10,000	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A, 5.250%, 1/01/14	No Opt. Call	B	10,010,000

2,000	Mobile, Alabama, General Obligation Warrants, Improvement and Refunding Series 2008B, 5.000%, 2/15/20	2/18 at 100.00	Aa2	2,329,900

1,645	Pell City, Alabama, Special Care Facilities Financing Authority, Revenue Bonds, Noland Health Services, Series 2007A, 5.000%, 12/01/14 (ETM)	No Opt. Call	Aaa	1,765,562

	University of Alabama, Birmingham, Hospital Revenue Bonds, Birmingham Hospital, Series 2008A:
1,500	5.000%, 9/01/18	No Opt. Call	A+	1,784,760
4,000	5.750%, 9/01/22	9/18 at 100.00	A+	4,721,040
30,075	Total Alabama			32,486,193
	Alaska – 0.2%

3,000	Alaska State, Sport Fishing Revenue Bonds, Series 2011, 5.000%, 4/01/21	4/20 at 100.00	A1	3,540,660

400	Aleutians East Borough Project, Alaska, Revenue Bonds, Series 2006, 4.375%, 6/01/15 – ACA Insured	No Opt. Call	N/R	403,920

6,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	6/14 at 100.00	B+	5,614,260
9,400	Total Alaska			9,558,840
	Arizona – 4.2%

4,120	Arizona Board of Regents, Certificates of Participation, University of Arizona Projects, Refunding Series 2007B, 4.500%, 6/01/18 – AMBAC Insured	6/17 at 100.00	AA–	4,633,970

	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A:
1,220	5.000%, 2/01/20	No Opt. Call	BBB+	1,437,965
6,255	5.000%, 2/01/27	2/22 at 100.00	BBB+	6,973,387

2,817	Arizona Health Facilities Authority, Revenue Bonds, American Baptist Estates – Terraces Project, Series 2003A, 7.500%, 11/15/23 (Pre-refunded 11/15/13)	11/13 at 101.00	AAA	2,952,413

1,000	Arizona Health Facilities Authority, Revenue Bonds, Blood Systems Inc., Series 2004, 5.000%, 4/01/17	4/14 at 100.00	A	1,042,980

	Arizona Sports and Tourism Authority, Senior Revenue Refunding Bonds, Multipurpose Stadium Facility Project, Series 2012A:
10,270	5.000%, 7/01/25	7/22 at 100.00	A1	12,072,077
16,235	5.000%, 7/01/26	7/22 at 100.00	A1	18,919,620
16,760	5.000%, 7/01/27	7/22 at 100.00	A1	19,291,263

150	Arizona State Game and Fish Department and Commission, Beneficial Interest Certificates in Lease Purchase Agreement, AGF Administration Building Project, Series 2006, 4.500%, 7/01/15	No Opt. Call	A3	161,238

1,995	Arizona State, Certificates of Participation, Series 2008A, 4.000%, 9/01/17 – AGM Insured	No Opt. Call	AA–	2,225,063

	Arizona State, State Lottery Revenue Bonds, Series 2010A:
30	5.000%, 7/01/17 – AGM Insured	No Opt. Call	AA	34,835
15	5.000%, 7/01/18 – AGM Insured	No Opt. Call	AA	17,828

184	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arizona (continued)
$5,120	5.000%, 7/01/19 – AGM Insured	No Opt. Call	AA	$6,192,384
5,015	5.000%, 7/01/20 – AGM Insured	No Opt. Call	AA	6,135,150
6,130	5.000%, 7/01/21 – AGM Insured	1/20 at 100.00	AA	7,321,488
7,500	5.000%, 7/01/22 – AGM Insured	1/20 at 100.00	AA	8,867,475

6,000	Arizona Tourism and Sports Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Series 2003A, 5.375%, 7/01/19 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	N/R (4)	6,052,380

	Gila County Unified School District 10 Payson, Arizona, General Obligation Bonds, Project of 2006, Series 2007A:
1,000	5.000%, 7/01/16 – AMBAC Insured	No Opt. Call	Aa3	1,120,810
1,050	5.000%, 7/01/17 – AMBAC Insured	No Opt. Call	Aa3	1,203,951

6,000	Gilbert, Arizona, Public Facilities Municipal Property Corporation, Revenue Bonds, Series 2009, 5.500%, 7/01/27	7/19 at 100.00	AA	6,924,660

2,810	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B, 5.250%, 12/01/20	12/15 at 100.00	BBB+	3,021,565

2,000	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2007, 5.000%, 5/15/26	5/22 at 100.00	A–	2,269,580

1,355	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2010, 5.000%, 5/15/21	5/20 at 100.00	A+	1,549,280

565	Maricopa County Unified School District 48, Scottsdale, Arizona, General Obligation Bonds, Series 2006B, 4.750%, 7/01/18 – AGM Insured	7/16 at 100.00	Aa1	635,297

	Maricopa County Unified School District 48, Scottsdale, Arizona, General Obligation Bonds, Series 2006B:
295	4.750%, 7/01/18 (Pre-refunded 7/01/16) – AGM Insured	7/16 at 100.00	Aa1 (4)	335,123
290	4.750%, 7/01/18 (Pre-refunded 7/01/16) – AGM Insured	7/16 at 100.00	Aa1 (4)	328,460

2,740	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/14 (ETM)	No Opt. Call	N/R (4)	2,857,491

3,250	Mesa, Arizona, Excise Tax Revenue Bonds, Series 2013, 5.000%, 7/01/27	7/17 at 100.00		3,674,970

	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A:
2,000	5.000%, 7/01/22	7/20 at 100.00	A+	2,400,380
10,370	5.000%, 7/01/40	7/20 at 100.00	A+	11,393,104

2,650	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company Project, Series 2013A, 4.000%, 9/01/29	3/23 at 100.00	BBB	2,671,359

1,200	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Refunding Series 2008, 5.750%, 9/01/29	1/15 at 100.00	BBB–	1,265,088

	Pima County Unified School District 1, Tucson, Arizona, School Improvement Bonds, Series 2007C:
1,000	4.375%, 7/01/18 – FGIC Insured	7/17 at 100.00	Aa2	1,126,140
1,000	4.500%, 7/01/19 – FGIC Insured	7/17 at 100.00	Aa2	1,121,670

2,670	Pima County, Arizona, Sewer Revenue Bonds, Series 2010, 5.000%, 7/01/24 – AGM Insured	7/20 at 100.00	AA–	3,195,563

11,000	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2003, 5.000%, 12/01/14 – NPFG Insured	12/13 at 100.00	Aa2	11,302,940

3,000	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2009A, 5.000%, 1/01/25	No Opt. Call	Aa1	3,523,110

3,925	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Tender Option Bond Trust 3284, 13.473%, 6/01/19 (IF)	No Opt. Call	Aa1	6,780,869

1,000	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2008A, 5.000%, 9/01/20	9/18 at 100.00	A2	1,126,690

1,350	Sedona-Oak Creek Joint Unified School District 9, Coconino and Yavapai Counties, Arizona, General Obligation Bonds, School Improvement Project 2007, Series 2009B., 5.375%, 7/01/28	7/19 at 100.00	Aa2	1,547,708

Nuveen Investments	185

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arizona (continued)

$359	Tempe Industrial Development Authority, Arizona, Senior Living Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2004A, 5.375%, 12/01/13 (ETM)	No Opt. Call	N/R (4)	$365,782

1,850	Tucson Airport Authority Inc., Arizona, Revenue Bonds, Series 2003, 5.000%, 6/01/13 – AGM Insured	No Opt. Call	AA–	1,857,511
155,361	Total Arizona			177,930,617
	Arkansas – 0.9%

1,490	Conway, Arkansas, Restaurant Gross Receipts Tax Revenue Bonds, Series 2007, 5.000%, 12/01/22 – AGM Insured	12/15 at 100.00	AA–	1,646,271

	Fayetteville, Arkansas, Sales and Use Tax Revenue Bonds, Series 2006A:
6,730	5.000%, 11/01/17 – AGM Insured	11/16 at 100.00	AA–	7,690,573
6,740	4.500%, 11/01/19 – AGM Insured	11/16 at 100.00	AA–	7,478,974

3,685	Fort Smith, Arkansas, Sales and Use Tax Revenue Bonds, Series 2006, 4.000%, 9/01/13 – FGIC Insured	No Opt. Call	AA	3,732,389

	Fort Smith, Arkansas, Water and Sewer Revenue Bonds, Series 2007:
1,235	5.000%, 10/01/19 – FGIC Insured	10/17 at 100.00	A	1,431,340
1,000	5.000%, 10/01/21 – FGIC Insured	10/17 at 100.00	A	1,162,680

5,395	Independence County, Arkansas, Pollution Control Revenue Bonds, Arkansas Power and Light Company Project, Series 2013, 2.375%, 1/01/21	No Opt. Call	A–	5,470,260

	Magnolia, Arkansas, Sales and Use Tax Revenue Bonds, Series 2007:
575	5.000%, 8/01/21 – CIFG Insured	8/17 at 100.00	N/R	641,079
1,130	5.000%, 8/01/22 – CIFG Insured	8/17 at 100.00	N/R	1,251,204
1,185	5.000%, 8/01/23 – CIFG Insured	8/17 at 100.00	N/R	1,307,304
1,245	5.000%, 8/01/24 – CIFG Insured	8/17 at 100.00	N/R	1,363,599

1,000	North Little Rock Health Facilities Board, Arkansas, Healthcare Revenue Bonds, Baptist Health, Series 1996B, 5.750%, 12/01/21	12/18 at 100.00	A+	1,174,890

1,000	University of Arkansas, Fayetteville, Various Facilities Revenue Bonds, Series 2005B, 4.500%, 11/01/16 – FGIC Insured	11/15 at 100.00	Aa2	1,096,550

	Washington County, Arkansas, Hospital Revenue Bonds, Washington Regional Medical Center, Series 2005B:
1,270	5.000%, 2/01/14	No Opt. Call	Baa1	1,309,434
1,000	5.000%, 2/01/17	2/15 at 100.00	Baa1	1,059,420
1,165	5.000%, 2/01/18	2/15 at 100.00	Baa1	1,231,813
35,845	Total Arkansas			39,047,780
	California – 7.7%

1,215	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Revenue Bonds, Elder Care Alliance of Union City, Series 2004, 5.000%, 8/15/17	8/14 at 100.00	A	1,272,433

1,525	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, Children’s Hospital & Research Center at Oakland, Refunding Series 2007A, 4.500%, 12/01/18	12/17 at 100.00	A–	1,717,974

1,565	ABC Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2003A, 4.900%, 2/01/20 – NPFG Insured	No Opt. Call	A+	1,835,416

	Alameda Corridor Transportation Authority, California, Senior Lien Revenue Refunding Bonds, Series 2013A:
2,185	5.000%, 10/01/22	No Opt. Call	A	2,708,657
1,860	5.000%, 10/01/23	No Opt. Call	A	2,321,931
5,000	5.000%, 10/01/24	10/23 at 100.00	A	6,185,550

2,000	Alameda Corridor Transportation Authority, California, Subordinate Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/14 – AMBAC Insured	No Opt. Call	BBB+	1,964,240

920	Apple Valley Redevelopment Agency, California, Tax Allocation Bonds, Project Area 2 Series 2007, 4.500%, 6/01/18 – AMBAC Insured	6/17 at 100.00	BBB+	972,311

186	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)

$1,060	California Department of Water Resources, Power Supply Revenue Bonds, Refunding Series 2008H, 5.000%, 5/01/22 – AGM Insured	5/18 at 100.00	AA	$1,264,834

7,500	California Department of Water Resources, Power Supply Revenue Bonds, Series 2010L, 5.000%, 5/01/17	No Opt. Call	AA	8,794,125

2,645	California Department of Water Resources, Power Supply Revenue Bonds, Series 2010M, 4.000%, 5/01/16	No Opt. Call	AA	2,926,005

1,000	California Educational Facilities Authority, Revenue Bonds, Lutheran University, Series 2004C, 5.000%, 10/01/24	10/14 at 100.00	Baa1	1,036,730

12,250	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Series 2007A, 4.500%, 10/01/33	10/17 at 100.00	Aa1	13,547,275

500	California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Series 2009C, 5.125%, 3/01/20	3/19 at 100.00	A	587,115

6,290	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2008H, 5.125%, 7/01/22	7/15 at 100.00	A	6,878,870

3,160	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital of Orange County, Series 2009A, 5.750%, 11/01/18	No Opt. Call	A	3,888,348

1,210	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2008B, 1.450%, 8/15/33 (Mandatory put 3/15/17)	No Opt. Call	AA	1,233,075

1,440	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2008C, 1.450%, 8/15/23 (Mandatory put 3/15/17)	No Opt. Call	AA	1,467,461

2,245	California State Public Works Board, Lease Revenue Bonds, California State University Monterey Bay Campus Library Project, Series 2009D, 6.000%, 4/01/25	4/19 at 100.00	Aa3	2,771,116

1,400	California State Public Works Board, Lease Revenue Bonds, California State University, Various University Projects, Series 2010B-1, 5.375%, 3/01/25	3/20 at 100.00	Aa3	1,674,946

8,075	California State Public Works Board, Lease Revenue Bonds, Department of Corrections, Series 2003C, 5.500%, 6/01/14	12/13 at 100.00	A2	8,320,884

3,940	California State Public Works Board, Lease Revenue Bonds, Department of Corrections, Series 2003C, 5.500%, 6/01/17 (Pre-refunded 12/01/13)	12/13 at 100.00	AAA	4,059,106

5,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.250%, 10/01/24	10/19 at 100.00	A2	5,938,700

	California State, Economic Recovery Revenue Bonds, Refunding Series 2009A:
2,000	5.000%, 7/01/20	7/19 at 100.00	Aa3	2,438,000
6,000	5.250%, 7/01/21	7/19 at 100.00	Aa3	7,350,840

	California State, Economic Recovery Revenue Bonds, Series 2004A:
10,175	5.250%, 7/01/13	No Opt. Call	Aa3	10,262,098
5,945	5.250%, 7/01/14	No Opt. Call	Aa3	6,290,761

1,825	California State, Economic Recovery Revenue Bonds, Series 2004A, 5.250%, 7/01/14 (ETM)	No Opt. Call	Aaa	1,931,817

	California State, General Obligation Bonds, Series 2003:
995	5.000%, 2/01/16 (Pre-refunded 8/01/13)	8/13 at 100.00	Aaa	1,006,880
30	5.000%, 2/01/16 (Pre-refunded 8/01/13)	8/13 at 100.00	Aaa	30,358
1,940	5.000%, 2/01/17 (Pre-refunded 8/01/13)	8/13 at 100.00	Aaa	1,963,164
60	5.000%, 2/01/17 (Pre-refunded 8/01/13)	8/13 at 100.00	Aaa	60,716

	California State, General Obligation Bonds, Series 2004:
1,500	5.000%, 2/01/21	2/14 at 100.00	A1	1,552,365
500	5.125%, 4/01/24	4/14 at 100.00	A1	521,065

	California State, General Obligation Bonds, Series 2007:
500	5.000%, 8/01/19	2/17 at 100.00	A1	576,410
1,000	5.000%, 12/01/23	12/17 at 100.00	A1	1,171,740

15	California State, General Obligation Bonds, Various Purpose Series 2001, 5.000%, 11/01/18	7/13 at 100.00	A1	15,059

Nuveen Investments	187

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)

$500	California Statewide Communities Development Authority, Pollution Control Revenue Bonds, Southern California Edison Company, Series 2006C, 4.250%, 11/01/33 (Mandatory put 11/01/16) – FGIC Insured	No Opt. Call	A1	$549,890

700	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2005A, 5.000%, 3/01/30	3/15 at 100.00	A	743,701

2,620	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2012E-1, 5.000%, 4/01/44 (Mandatory put 5/01/17)	No Opt. Call	A+	3,041,217

1,000	California Statewide Community Development Authority, Insured Health Facility Revenue Bonds, Henry Mayo Newhall Memorial Hospital, Series 2007B, 5.200%, 10/01/37 – AMBAC Insured	10/18 at 100.00	A	1,107,200

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G:
750	5.250%, 7/01/13	No Opt. Call	BBB–	756,428
1,200	5.000%, 7/01/22	7/15 at 100.00	BBB–	1,285,440

10,000	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2007C, 5.000%, 8/15/38 – AMBAC Insured	8/17 at 100.00	AA–	11,017,400

5,625	Chula Vista, California, Industrial Development Revenue Bonds, San Diego Gas & Electric Company, Refunding Series 2006A, 1.650%, 7/01/18	9/15 at 100.00	Aa3	5,740,088

1,120	Contra Costa County Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2003A, 5.500%, 8/01/23 – RAAI Insured	8/13 at 100.00	BBB+	1,123,427

	Culver City Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Capital Appreciation Series 2011A:
7,475	0.000%, 11/01/26	11/21 at 66.91	A	3,376,906
4,095	0.000%, 11/01/28	11/21 at 56.33	A	1,535,338

	Delano, California, Certificates of Participation, Delano Regional Medical Center, Series 2012:
1,685	5.000%, 1/01/22	No Opt. Call	BBB–	1,895,996
1,530	5.000%, 1/01/23	No Opt. Call	BBB–	1,730,904
1,635	5.000%, 1/01/24	No Opt. Call	BBB–	1,835,353
1,325	5.000%, 1/01/25	No Opt. Call	BBB–	1,471,280

	Desert Sands Unified School District, Riverside County, California, General Obligation Bonds, Election 2001, Series 2008:
500	5.250%, 8/01/23	8/18 at 100.00	Aa2	593,465
2,025	5.000%, 8/01/24	8/18 at 100.00	Aa2	2,331,524

2,100	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 4.550%, 6/01/22 – AGM Insured	6/18 at 100.00	AA–	2,322,873

620	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.250%, 6/01/33 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	623,199

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
7,770	5.000%, 6/01/17	No Opt. Call	Baa1	8,824,001
13,670	4.500%, 6/01/27	6/17 at 100.00	B	13,335,085

1,300	Grant Joint Union High School District, Sacramento County, California, General Obligation Bonds, Capital Appreciation Election 2006 Series 2008, 0.000%, 8/01/26 – AGM Insured	No Opt. Call	A1	748,345

6,425	Lake Elsinore Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 90-2, Series 2007A, 4.500%, 10/01/24 – AGM Insured	10/17 at 100.00	AA–	6,763,148

2,015	Las Virgenes Unified School District, Los Angeles County, California, General Obligation Bonds, 2006 Election, Series 2009B, 0.000%, 8/01/27	No Opt. Call	AA–	1,127,574

3,775	Long Beach Financing Authority, California, Revenue Bonds, Series 1992, 6.000%, 11/01/17 – AMBAC Insured	No Opt. Call	N/R	3,984,286

188	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)

$5,025	Los Angeles Unified School District, California, General Obligation Bonds, Series 2003A, 5.250%, 7/01/19 (Pre-refunded 7/01/13) – AGM Insured	7/13 at 100.00	Aa2 (4)	$5,068,064

6,000	Los Angeles, California, Wastewater System Revenue Bonds, Series 2005A, 5.000%, 6/01/34 – NPFG Insured	No Opt. Call	AA+	6,471,120

	Moulton Niguel Water District, California, Certificates of Participation, Refunding Series 2003:
2,220	5.000%, 9/01/21 – AMBAC Insured	9/16 at 100.00	AAA	2,471,615
2,145	5.000%, 9/01/22 – AMBAC Insured	9/16 at 100.00	AAA	2,388,114
2,000	5.000%, 9/01/23 – AMBAC Insured	9/16 at 100.00	AAA	2,226,680

10,000	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009A, 6.125%, 11/01/29	No Opt. Call	A	12,704,400

10,000	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009C, 6.125%, 11/01/29	No Opt. Call	A	12,704,400

1,000	Northern Inyo County Local Hospital District, Inyo County, California, Revenue Bonds, Series 2010, 6.000%, 12/01/21	12/20 at 100.00	BBB–	1,156,190

6,000	Oakland State Building Authority, California, Lease Revenue Bonds, Elihu M. Harris State Office Building, Series 1998A, 5.000%, 4/01/23 – AMBAC Insured	10/13 at 100.00	A2	6,008,220

8,000	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/40	8/30 at 100.00	A+	6,578,080

	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A:
1,815	0.000%, 8/01/21 – AGC Insured	No Opt. Call	AA–	1,455,231
2,095	0.000%, 8/01/22 – AGC Insured	No Opt. Call	AA–	1,572,465
4,085	0.000%, 8/01/23 – AGC Insured	No Opt. Call	AA–	2,888,994

7,000	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Series 2011, 0.000%, 10/01/25 – AGM Insured	10/21 at 100.00	AA–	6,798,960

	Port of Oakland, California, Revenue Refunding Bonds, Inter Lien, Series 2007B:
2,530	5.000%, 11/01/18 – NPFG Insured	11/17 at 100.00	A	2,937,102
1,120	5.000%, 11/01/19 – NPFG Insured	11/17 at 100.00	A	1,287,854

5,350	Poway Unified School District, San Diego County, California, School Facilities Improvement District 2007-1 General Obligation Bonds, Series 2011A, 0.000%, 8/01/34	No Opt. Call	Aa2	2,058,466

	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B:
2,115	0.000%, 10/01/34	No Opt. Call	A–	695,539
2,000	0.000%, 10/01/36	No Opt. Call	A–	587,480

5,000	Sacramento County, California, Airport System Revenue Bonds, Senior Lien Series 20010, 5.000%, 7/01/40	7/20 at 100.00	A	5,526,750

1,000	San Bernardino Community College District, California, General Obligation Bonds, Series 2008A, 6.500%, 8/01/27 (Pre-refunded 8/01/18)	8/18 at 100.00	Aa2 (4)	1,290,190

575	San Bernardino County Redevelopment Agency, California, Tax Allocation Refunding Bonds, San Sevaine Project, Series 2005A, 5.000%, 9/01/16 – RAAI Insured	9/15 at 100.00	BBB	605,475

2,770	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006D, 5.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	BBB	2,871,687

1,000	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Election of 2000, Series 2002B, 0.000%, 9/01/17 – FGIC Insured	No Opt. Call	Aa1	951,560

4,505	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/24 – NPFG Insured	No Opt. Call	Baa2	5,282,653

Nuveen Investments	189

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)

$1,000	Santa Ana Unified School District, Orange County, California, General Obligation Bonds, Series 2008A, 5.250%, 8/01/28	8/18 at 100.00	AA–	$1,155,100

2,000	Santa Monica Community College District, Los Angeles County, California, General Obligation Bonds, Series 2005C, 0.000%, 8/01/16 – NPFG Insured	8/15 at 95.72	Aa1	1,887,220

	Santa Paula Utility Authority, California, Water Enterprise Revenue Bonds, Series 2010:
2,510	5.000%, 2/01/28	2/20 at 100.00	A+	2,856,606
2,630	5.000%, 2/01/29	2/20 at 100.00	A+	2,981,052
2,765	5.000%, 2/01/30	2/20 at 100.00	A+	3,123,178

	South Bayside Waste Management Authority, California, Solid Waste Enterprise Revenue Bonds, Shoreway Environmental Center, Series 2009A:
2,500	5.250%, 9/01/24	9/19 at 100.00	A–	2,790,925
1,200	6.250%, 9/01/29	9/19 at 100.00	A–	1,398,240

	Tulare Local Health Care District, California, General Obligation Bonds, Series 2009B-1:
1,180	6.000%, 8/01/22	8/19 at 100.00	Baa1	1,426,762
1,410	6.125%, 8/01/23	8/19 at 100.00	Baa1	1,700,263
1,585	6.250%, 8/01/24	8/19 at 100.00	Baa1	1,908,261
1,265	6.375%, 8/01/25	8/19 at 100.00	Baa1	1,525,375
500	6.500%, 8/01/26	8/19 at 100.00	Baa1	605,470

1,100	Upland Community Redevelopment Agency, California, Tax Allocation Refunding Bonds, A Merged Project, Series 2006, 4.250%, 9/01/26 – AMBAC Insured	9/16 at 100.00	A	1,111,022

2,030	Victor Elementary School District, San Bernardino County, California, General Obligation Bonds, Series 2002A, 0.000%, 8/01/23 – FGIC Insured	No Opt. Call	Aa3	1,421,264

3,000	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/31 – AGC Insured	8/26 at 100.00	AA–	2,528,910

2,500	West Contra Costa Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2008B, 6.000%, 8/01/25	No Opt. Call	Aa3	3,288,750

995	Whittier Public Financing Authority, California, Tax Allocation Revenue Bonds, Whittier Redevelopment Agency, Series 2007A, 5.000%, 11/01/21 – AMBAC Insured	11/17 at 100.00	A–	1,099,336

815	Woodland Finance Authority, California, Lease Revenue Bonds, Series 2002, 4.700%, 3/01/19 – SYNCORA GTY Insured	7/13 at 102.00	A2	833,338
314,265	Total California			324,630,804
	Colorado – 3.3%

1,125	Adams and Arapahoe Counties Joint School District 28J, Aurora, Colorado, General Obligation Bonds, Series 2008, 5.500%, 12/01/21 (Pre-refunded 12/01/18)	12/18 at 100.00	Aa2 (4)	1,408,793

5,000	Adams County, Colorado, Pollution Control Refunding Revenue Bonds, Public Service Company of Colorado Projects, Senior Lien Series 2005A, 4.375%, 9/01/17 – NPFG Insured	9/15 at 100.00	A	5,374,350

175	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Cheyenne Mountain Charter Academy, Series 2007A, 4.750%, 6/15/22	6/17 at 100.00	BBB–	182,100

1,000	Colorado Health Facilities Authority, Colorado, Hospital Improvement Revenue Bonds, NCMC Inc., Series 2003B, 6.000%, 5/15/26 – AGM Insured	5/19 at 100.00	AA–	1,185,730

16,830	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A, 5.000%, 9/01/26	9/16 at 100.00	AA–	18,633,166

725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006C-7, 4.350%, 9/01/20 – AGM Insured	5/18 at 100.00	AA–	815,335

190	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)

$1,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2008D, 5.125%, 10/01/17	No Opt. Call	AA–	$1,776,840

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living Communities Project, Series 2006A:
600	5.250%, 1/01/14	No Opt. Call	N/R	609,576
620	5.250%, 1/01/15	No Opt. Call	N/R	643,343

1,400	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Long-term Care National Obligated Group Project, Series 2010A, 5.250%, 11/15/20	No Opt. Call	BBB–	1,559,768

405	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association Project, Series 2006A, 5.000%, 5/15/13 – RAAI Insured	No Opt. Call	BBB+	405,587

6,725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Yampa Valley Medical Center, Series 2007, 5.000%, 9/15/22	9/17 at 100.00	BBB+	7,142,623

10,000	Colorado Health Facilities Authority, Retirement Facilities Revenue Bonds, Liberty Heights, Series 1990B, 0.000%, 7/15/20 (ETM)	No Opt. Call	AA+ (4)	8,892,600

500	Colorado Health Facilities Authority, Revenue Bonds, Covenant Retirement Communities Inc., Series 2005, 5.000%, 12/01/16	12/15 at 100.00	BBB+	540,640

	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006:
1,000	5.000%, 6/01/16	No Opt. Call	A–	1,115,530
1,000	5.250%, 6/01/18	6/16 at 100.00	A–	1,112,190

1,250	Colorado Health Facilities Authority, Revenue Bonds, Longmont United Hospital, Series 2007B, 4.250%, 12/01/15 – RAAI Insured	No Opt. Call	Baa2	1,313,363

640	Colorado Health Facilities Authority, Revenue Bonds, Parkview Medical Center, Series 2004, 5.000%, 9/01/16	9/13 at 100.00	A3	648,506

1,500	Colorado State Higher Education Capital Construction Lease Purchase Financing Program Certificates of Participation, Series 2008, 5.250%, 11/01/23	11/18 at 100.00	Aa2	1,790,175

	Colorado State, Certificates of Participation, Colorado Penitentiary II Program, Refunding Series 2010:
150	0.000%, 3/01/14	No Opt. Call	AA–	149,673
1,390	4.000%, 3/01/15	No Opt. Call	Aa2	1,482,115

1,500	Delta County Memorial Hospital District, Colorado, Enterprise Revenue Bonds, Refunding Series 2010, 5.500%, 9/01/25	3/20 at 100.00	BBB	1,593,525

6,050	Denver City and County, Colorado, Airport System Revenue Bonds, Refunding Series 2006A, 5.000%, 11/15/19 – FGIC Insured	11/16 at 100.00	A+	6,869,352

4,025	Denver City and County, Colorado, Airport System Revenue Bonds, Refunding Series 2006A, 5.000%, 11/15/19 (Pre-refunded 11/15/16) – FGIC Insured	11/16 at 100.00	A1 (4)	4,646,983

11,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%, 11/15/32	11/22 at 100.00	A+	12,680,360

5,775	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2003A, 5.000%, 12/01/15 (Pre-refunded 12/01/13) – SYNCORA GTY Insured	12/13 at 100.00	N/R (4)	5,932,715

	Denver School District 1, Colorado, General Obligation Bonds, Series 2012B:
6,600	4.000%, 12/01/21	No Opt. Call	AA+	7,834,860
6,445	4.000%, 12/01/22	No Opt. Call	AA+	7,653,824

5,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007B-1, 5.500%, 9/01/24 – NPFG Insured	9/15 at 100.00	Baa2	5,444,250

10,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 3/01/36 – NPFG Insured	9/20 at 41.72	Baa2	2,870,000

1,500	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004C, 5.000%, 9/01/17 – NPFG Insured	No Opt. Call	Baa2	1,667,490

Nuveen Investments	191

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)

	El Paso County School District 20, Academy, Colorado, General Obligation Bonds, Refunding Series 2010:
$1,500	5.000%, 12/15/20	No Opt. Call	Aa2	$1,887,000
2,215	5.000%, 12/15/21	No Opt. Call	Aa2	2,813,537
1,530	5.000%, 12/15/22	12/21 at 100.00	Aa2	1,916,738

270	High Plains Metropolitan District, Colorado, General Obligation Bonds, Series 2005B, 4.375%, 12/01/15	No Opt. Call	BBB–	279,734

2,170	Montrose, Colorado, Enterprise Revenue Bonds, Montrose Memorial Hospital, Series 2003, 5.700%, 12/01/17	12/13 at 102.00	BBB–	2,269,777

1,000	North Range Metropolitan District 1, Adams County, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2007, 4.300%, 12/15/19 – ACA Insured	12/16 at 100.00	N/R	1,027,670

2,250	Northwest Parkway Public Highway Authority, Colorado, Revenue Bonds, Senior Series 2001C, 5.250%, 6/15/15 – AMBAC Insured (ETM)	No Opt. Call	N/R (4)	2,475,990

725	Platte River Power Authority, Colorado, Power Revenue Bonds, Refunding Series 2007GG, 4.500%, 6/01/17 – AGM Insured	No Opt. Call	AA	834,678

	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013:
1,335	5.000%, 12/01/19	No Opt. Call	N/R	1,519,791
500	5.000%, 12/01/20	No Opt. Call	N/R	564,130

1,000	Pueblo County School District 60, Pueblo, Colorado, General Obligation Bonds, Refunding Series 2009, 5.000%, 12/15/22	No Opt. Call	Aa2	1,279,610

1,325	Rangeview Library District, Adams County, Colorado, Certificates of Participation, Rangeview Library Projects, Series 2008, 4.500%, 12/15/20 – AGC Insured	12/18 at 100.00	AA–	1,499,052

975	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	7/20 at 100.00	Baa3	1,138,147

	Sand Creek Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2010A:
2,190	4.250%, 12/01/23	12/20 at 100.00	A	2,436,090
2,030	4.000%, 12/01/24	12/20 at 100.00	A	2,196,968

1,000	Walker Field Public Airport Authority, Colorado, Airport Revenue Bonds, Series 2007, 5.000%, 12/01/22	12/17 at 100.00	Baa2	1,129,180
133,445	Total Colorado			139,243,454
	Connecticut – 0.6%

1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Griffin Hospital, Series 2005B, 5.000%, 7/01/14 – RAAI Insured	No Opt. Call	N/R	1,039,100

19,320	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2010A-3, 0.875%, 7/01/49 (Mandatory put 2/08/18)	No Opt. Call	AAA	19,369,846

3,470	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/20 (Alternative Minimum Tax)	7/13 at 100.00	BBB	3,483,741
23,790	Total Connecticut			23,892,687
	District of Columbia – 1.3%

3,880	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard Properties LLC Issue, Series 2013, 5.000%, 10/01/30	10/22 at 100.00	BBB–	4,169,293

	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001:
3,550	5.800%, 5/15/13	No Opt. Call	A1	3,556,887
3,750	5.875%, 5/15/14	7/13 at 100.00	A1	3,764,400
6,755	6.250%, 5/15/24	5/13 at 100.00	A1	6,822,347
2,980	6.500%, 5/15/33	No Opt. Call	Baa1	3,567,924

10,165	District of Columbia Water and Sewerage Authority, Public Utility Revenue Bonds, Series 1998, 5.500%, 10/01/18 – AGM Insured	No Opt. Call	AA+	12,584,168

192	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	District of Columbia (continued)

$11,530	District of Columbia, General Obligation Bonds, Series 2003B, 5.000%, 6/01/15 (Pre-refunded 6/01/13) – AMBAC Insured	6/13 at 100.00	Aa2 (4)	$11,577,619

	District of Columbia, Hospital Revenue Bonds, Sibley Memorial Hospital, Series 2009:
420	6.500%, 10/01/20	10/19 at 100.00	A	526,130
1,715	6.500%, 10/01/23	10/19 at 100.00	A	2,083,451
825	6.500%, 10/01/24	10/19 at 100.00	A	994,983

3,485	District of Columbia, Revenue Bonds, The Catholic University of America, Series 2010, 5.000%, 10/01/23	10/18 at 100.00	A	4,070,375
49,055	Total District of Columbia			53,717,577
	Florida – 6.0%

5,000	Broward County School Board, Florida, Certificates of Participation, Series 2003, 5.000%, 7/01/23 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	Aa3 (4)	5,040,500

1,615	Citizens Property Insurance Corporation, Florida, High Risk Assessment Revenue, Senior Secured Bonds, Series 2009A-1, 5.500%, 6/01/17	No Opt. Call	A+	1,897,350

	Citizens Property Insurance Corporation, Florida, High-Risk Account Revenue Bonds, Coastal Account Senior Secured Series 2011A-1:
150	5.000%, 6/01/15	No Opt. Call	A+	163,659
3,160	5.000%, 6/01/18	No Opt. Call	A+	3,723,965
200	5.000%, 6/01/19	No Opt. Call	A+	240,098

120	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1, 5.250%, 6/01/17	No Opt. Call	A+	139,784

1,020	Citrus County Hospital Board, Florida, Revenue Bonds, Citrus Memorial Hospital, Refunding Series 2002, 6.250%, 8/15/23	8/13 at 100.00	BB–	1,022,907

	City of Tampa, Florida, Refunding and Capital Improvement Cigarette Tax Allocation Bonds, H. Lee Moffitt Cancer Center Project, Series 2012A:
550	5.000%, 9/01/22	No Opt. Call	A+	670,406
600	5.000%, 9/01/23	9/22 at 100.00	A+	720,408
1,175	3.125%, 9/01/24	9/22 at 100.00	A+	1,196,961
1,250	5.000%, 9/01/25	9/22 at 100.00	A+	1,479,950
800	5.000%, 9/01/27	9/22 at 100.00	A+	926,704

2,205	Clay County School Board, Florida, Certificates of Participation, Refunding Series 2005B, 5.000%, 7/01/18 – NPFG Insured	7/15 at 100.00	A1	2,350,530

	Florida Citizens Property Insurance Corporation, High Risk Account Revenue Bonds, Series 2007A:
12,660	5.000%, 3/01/15 – NPFG Insured	No Opt. Call	A+	13,682,168
33,070	5.000%, 3/01/17 – NPFG Insured	No Opt. Call	A+	37,940,219

	Florida Citizens Property Insurance Corporation, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1:
35	5.000%, 6/01/16	No Opt. Call	A+	39,452
85	5.000%, 6/01/18	No Opt. Call	A+	100,170
480	5.000%, 6/01/19	No Opt. Call	A+	576,235
4,545	5.000%, 6/01/20	No Opt. Call	A+	5,486,360

3,275	Florida Governmental Utility Authority, Utility Revenue Bonds, Lake Aqua Utility System, Series 2013A, 4.250%, 10/01/33	10/22 at 100.00		3,317,313

2,700	Florida Governmental Utility Authority, Utility Revenue Bonds, Pasco Aqua Utility System, Series 2013A, 4.250%, 10/01/33	10/22 at 100.00		2,736,234

7,695	Florida State Turnpike Authority, Turnpike Revenue Bonds, Department of Transportation, Series 2003A, 5.000%, 7/01/16 – AGM Insured	7/13 at 101.00	AA–	7,834,203

2,330	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.250%, 6/01/26	6/16 at 100.00	A–	2,483,244

2,000	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2008A, 6.500%, 11/15/38 (Mandatory put 11/17/15)	No Opt. Call	AA	2,283,540

Nuveen Investments	193

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)

$7,215	Hillsborough County, Florida, Capital Improvement Program Revenue Bonds, Junior Lien Refunding Series 2003, 5.000%, 8/01/13 – FGIC Insured (ETM)	No Opt. Call	N/R (4)	$7,301,147

	Jacksonville, Florida, Capital Improvement Refunding Revenue Bonds, Series 2012:
2,240	5.000%, 10/01/20	No Opt. Call	AA	2,758,000
2,250	5.000%, 10/01/21	No Opt. Call	AA	2,796,233
4,605	5.000%, 10/01/27	No Opt. Call	AA	5,489,068

	Jacksonville, Florida, Special Revenue Bonds, Series 20120C:
1,250	5.000%, 10/01/20	No Opt. Call	Aa2	1,542,000
1,040	5.000%, 10/01/21	No Opt. Call	Aa2	1,289,735
2,000	5.000%, 10/01/23	No Opt. Call	Aa2	2,509,340
2,000	5.000%, 10/01/24	No Opt. Call	Aa2	2,452,560

4,040	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013, 4.200%, 12/15/25 (Alternative Minimum Tax)	6/20 at 100.00	BB	4,098,257

2,520	Miami-Dade County Educational Facilities Authority, Revenue Bonds, Florida University of Miami, Series 2008A, 5.150%, 4/01/23	4/16 at 100.00	A–	2,778,199

	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Refunding Series 2012A:
925	5.000%, 10/01/20 (Alternative Minimum Tax)	No Opt. Call	A	1,114,024
3,000	5.000%, 10/01/21 (Alternative Minimum Tax)	No Opt. Call	A	3,628,860
5,000	5.000%, 10/01/22 (Alternative Minimum Tax)	No Opt. Call	A	6,074,800

5,900	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/41	10/20 at 100.00	A	6,610,773

5,000	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2005B, 5.000%, 6/01/25 – NPFG Insured	6/15 at 100.00	Aa3	5,346,500

	Miami-Dade County, Florida, Special Obligation Bonds, Capital Asset Acquisition, Series 2010E:
1,575	4.000%, 4/01/16	No Opt. Call	Aa3	1,713,821
1,975	5.000%, 4/01/21	4/20 at 100.00	Aa3	2,338,242
5,015	5.250%, 4/01/30	4/20 at 100.00	Aa3	5,696,789

5,000	Miami-Dade County, Florida, Subordinate Special Obligation Refunding Bonds Series 2012B, 5.000%, 10/01/35	10/22 at 100.00	A+	5,569,650

5,000	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2010, 5.000%, 10/01/29 – AGM Insured	10/20 at 100.00	Aa2	5,737,650

2,100	North Brevard County Hospital District, Florida, Revenue Bonds, Parrish Medical Center Project, Refunding Series 2008, 5.500%, 10/01/28	10/18 at 100.00	A–	2,325,855

3,400	Orange County School Board, Florida, Certificates of Participation, Series 2005B, 5.000%, 8/01/25 – AMBAC Insured	8/15 at 100.00	AA	3,719,634

2,000	Orlando Utilities Commission, Florida, Utility System Revenue Bonds, Refunding Series 2012A, 5.000%, 10/01/25	No Opt. Call	AA	2,604,380

3,005	Orlando-Orange County Expressway Authority, Florida, Expressway Revenue Bonds, Series 2012, 5.000%, 7/01/20	No Opt. Call	A	3,685,302

1,400	Palm Beach County Health Facilities Authority, Florida, Retirement Community Revenue Bonds, Abbey Delray South, Refunding Series 2003, 5.250%, 10/01/13	No Opt. Call	A	1,426,824

10,000	Palm Beach County Solid Waste Authority, Florida, Refunding Revenue Bonds, Series 2011, 5.000%, 10/01/25	10/21 at 100.00	AA+	11,992,300

7,540	Palm Beach County, Florida, Airport System Revenue Bonds, Series 2002, 5.750%, 10/01/13 – NPFG Insured	No Opt. Call	A	7,709,273

10,300	Port St. Lucie, Florida, Utility System Revenue Bonds, Series 2006A, 5.000%, 9/01/26 – NPFG Insured	9/16 at 100.00	A1	11,474,509

22,930	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/27	8/17 at 100.00	AA	25,804,276

194	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)

$6,020	Tampa Sports Authority, Hillsborough County, Florida, Local Option Sales Tax Payments Revenue Bonds, Stadium Project, Series 2005, 5.000%, 1/01/20 – AGM Insured	1/15 at 100.00	AA+	$6,482,878

350	Vero Beach, Florida, Electric Refunding Revenue Bonds, Series 2003A, 4.000%, 12/01/19 – AGM Insured	12/18 at 100.00	A1	393,267
223,315	Total Florida			250,516,506
	Georgia – 1.0%

	Atlanta, Georgia, Airport General Revenue Bonds, Series 2012B:
2,000	5.000%, 1/01/23	No Opt. Call	A+	2,438,860
1,500	5.000%, 1/01/28	No Opt. Call	A+	1,748,010

2,000	Atlanta, Georgia, Tax Allocation Bonds Atlanta Station Project, Series 2007, 4.375%, 12/01/18 – AGC Insured	12/17 at 100.00	AA–	2,181,120

2,220	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	2,775,910

	Chatham County Hospital Authority, Georgia, Seven Mill Tax Pledge Refunding and Improvement Revenue Bonds, Memorial Health University Medical Center Inc., Series 2012A:
2,000	5.000%, 1/01/18	No Opt. Call	AA	2,360,540
3,325	5.000%, 1/01/23	1/22 at 100.00	AA	4,037,049
5,560	5.000%, 1/01/24	1/22 at 100.00	AA	6,649,148
8,990	5.000%, 1/01/25	1/22 at 100.00	AA	10,605,054

1,000	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004, 5.000%, 12/01/15	12/14 at 100.00	BB–	1,031,750

1,250	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30	9/20 at 100.00	BBB	1,477,625

	Fayette County School District, Georgia, General Obligation Bonds, Deferred Interest Series 2005:
675	4.150%, 3/01/14 – AGM Insured	No Opt. Call	AA+	696,809
265	4.250%, 3/01/15 – AGM Insured	No Opt. Call	AA+	283,486

4,500	Fulton County Residential Care Facilities Elderly Authority, Georgia, Revenue Bonds, Canterbury Court, Refunding Series 2004A, 5.800%, 2/15/18	7/13 at 100.00	N/R	4,507,245

2,000	Glynn-Brunswick Memorial Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, Southeast Georgia Health Systems, Series 2008A, 5.250%, 8/01/23	8/18 at 100.00	A2	2,251,420
37,285	Total Georgia			43,044,026
	Hawaii – 0.2%

5,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2010A, 5.250%, 7/01/30	7/20 at 100.00	A–	5,439,550

1,025	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2010B, 5.625%, 7/01/30	7/20 at 100.00	A–	1,151,290

2,670	Hawaii Department of Budget and Finance, Special Purpose Senior Living Revenue Bonds, 15 Craigside Project, Series 2009C-1, 7.500%, 11/15/15	7/13 at 100.00	N/R	2,678,624
8,695	Total Hawaii			9,269,464
	Idaho – 0.2%

3,000	Idaho Health Facilities Authority, Revenue Bonds, Trinity Health Group, Refunding Series 2008B, 6.000%, 12/01/23	12/18 at 100.00	AA	3,658,680

	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006:
450	5.250%, 9/01/16	No Opt. Call	BB+	486,581
1,300	5.250%, 9/01/20	9/16 at 100.00	BB+	1,377,363

Nuveen Investments	195

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Idaho (continued)

$1,000	University of Idaho, General Revenue Bonds, Series 2007B, 4.500%, 4/01/41 (Mandatory put 4/01/18) – AGM Insured	No Opt. Call	AA–	$1,135,150
5,750	Total Idaho			6,657,774
	Illinois – 8.4%

1,840	Bolingbrook Park District, Illinois, General Obligation Bonds, Series 2007A, 4.500%, 1/01/17 – CIFG Insured	No Opt. Call	Aa2	2,062,603

4,415	Chicago Metropolitan Water Reclamation District, Illinois, General Obligation Bonds, Tender Option Bonds Trust 1130, 13.426%, 6/01/14 (IF)	No Opt. Call	AAA	6,114,289

5,545	Chicago Park District, Illinois, General Obligation Bonds, Refunding Series 2005B, 5.000%, 1/01/20 – AMBAC Insured	1/15 at 100.00	AAA	5,971,355

2,300	Chicago Park District, Illinois, General Obligation Bonds, Series 2010A, 4.500%, 1/01/23	7/20 at 100.00	AAA	2,649,853

	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011:
3,380	5.250%, 12/01/25	12/21 at 100.00	AA	4,087,873
3,235	5.250%, 12/01/26	12/21 at 100.00	AA	3,878,862

7,000	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999, 0.000%, 1/01/15 – FGIC Insured	No Opt. Call	Aa3	6,906,760

2,000	Chicago, Illinois, General Obligation Bonds, Series 2001A, 5.300%, 1/01/16 – NPFG Insured	No Opt. Call	Aa3	2,229,040

1,350	Chicago, Illinois, Revenue Bonds, Midway Airport, Series 1998C, 5.500%, 1/01/14 – NPFG Insured	No Opt. Call	A	1,392,674

1,000	Cook County High School District 209, Proviso Township, Illinois, General Obligation Bonds, Series 2004, 5.000%, 12/01/16 – AGM Insured	No Opt. Call	AA–	1,114,500

2,440	Cook County School District 102 La Grange, Illinois, General Obligation Bonds, Series 2001, 0.000%, 12/01/13 – FGIC Insured	No Opt. Call	Aa2	2,434,120

2,250	Cook County School District 123 Oak Lawn, Illinois, General Obligation Bonds, Series 2002, 0.000%, 12/01/15 – NPFG Insured	No Opt. Call	A+	2,177,100

3,465	Cook County School District 205 Thornton Township, Illinois, General Obligation Bonds, Series 2008, 5.250%, 12/01/21 – AGC Insured	12/18 at 100.00	AA–	4,046,843

1,175	Cook County School District 88, Bellwood, Illinois, General Obligation Bonds, Refunding Series 2004B, 5.000%, 12/01/17 – AGM Insured	12/14 at 100.00	A2	1,261,116

500	Cook County School District 88, Bellwood, Illinois, General Obligation Bonds, Refunding Series 2004B, 5.000%, 12/01/17 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	A2 (4)	537,475

	Cook County, Illinois, General Obligation Bonds, Refunding Series 2012C:
2,500	5.000%, 11/15/20	No Opt. Call	AA	3,059,125
2,730	5.000%, 11/15/21	No Opt. Call	AA	3,353,914
2,000	5.000%, 11/15/22	No Opt. Call	AA	2,469,440

13,650	Cook County, Illinois, General Obligation Bonds, Series 2004A, 5.000%, 11/15/17 – AMBAC Insured	5/14 at 101.00	AA	14,441,700

6,425	Cook County, Illinois, General Obligation Bonds, Series 2004A, 5.000%, 11/15/17 (Pre-refunded 5/15/14) – AMBAC Insured	5/14 at 101.00	Aa3 (4)	6,806,067

1,000	Elk Grove Village, Cook and DuPage Counties, Illinois, General Obligation Bonds, Improvement Series 2007, 4.125%, 1/01/19 (Pre-refunded 1/01/16) – NPFG Insured	1/16 at 100.00	Aaa	1,096,980

	Grundy and Will Counties Community Unit School District 1 Coal City, Illinois, General Obligation Bonds, Series 2008:
1,550	5.875%, 2/01/19	8/18 at 100.00	Aa3	1,896,720
2,100	5.875%, 2/01/22	8/18 at 100.00	Aa3	2,565,675
2,545	5.875%, 2/01/24	8/18 at 100.00	Aa3	3,099,276

2,750	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Kane, Cook and DuPage Counties School District U46 – Elgin, Series 2002, 0.000%, 1/01/18 – AGM Insured	No Opt. Call	Aa3	2,482,343

196	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)

	Illinois Educational Facilities Authority, Revenue Bonds, Art Institute of Chicago, Series 1998A:
$1,000	4.750%, 3/01/30 (Mandatory put 3/01/17)	No Opt. Call	A+	$1,119,970
500	4.125%, 3/01/30 (Mandatory put 3/01/16)	No Opt. Call	A+	539,275

1,525	Illinois Finance Authority, Gas Supply Revenue Refunding Bonds, Peoples Gas, Light and Coke Company, Senior Lien Series 2005A, 4.300%, 6/01/35 (Mandatory put 6/01/16) – AMBAC Insured	No Opt. Call	A1	1,679,757

4,000	Illinois Finance Authority, Revenue and Refunding Bonds, Roosevelt University Project, Series 2009, 5.750%, 4/01/24	10/19 at 100.00	BBB	4,580,080

13,685	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/27	9/22 at 100.00	A–	15,251,385

	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A:
1,200	6.000%, 2/01/25 – AMBAC Insured	2/18 at 100.00	A+	1,356,780
1,280	6.000%, 2/01/26 – AMBAC Insured	2/18 at 100.00	A+	1,445,914
500	6.000%, 2/01/28 – AMBAC Insured	2/18 at 100.00	A+	560,660

1,000	Illinois Finance Authority, Revenue Bonds, Franciscan Communities Inc., Refunding Series 2007A, 5.500%, 5/15/27	5/17 at 100.00	BBB–	1,057,930

910	Illinois Finance Authority, Revenue Bonds, Friendship Village of Schaumburg, Series 2005A, 5.000%, 2/15/15	No Opt. Call	BB–	936,172

1,000	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 6.500%, 2/01/23	2/19 at 100.00	Baa3	1,097,640

680	Illinois Finance Authority, Revenue Bonds, Landing at Plymouth Place Project, Series 2005A, 5.250%, 5/15/14	No Opt. Call	N/R	681,040

4,200	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2009A, 7.000%, 11/15/29	5/19 at 100.00	A	5,238,996

2,000	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2007A, 5.000%, 5/15/21 – NPFG Insured	5/17 at 100.00	AA–	2,239,120

	Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series 2007:
500	5.250%, 4/01/22	4/17 at 100.00	BBB	530,080
3,600	5.400%, 4/01/27	4/17 at 100.00	BBB	3,801,096

2,000	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A, 6.750%, 11/01/24	11/18 at 100.00	A	2,498,980

1,500	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.375%, 11/01/29	5/19 at 100.00	A	1,821,660

5,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38	8/19 at 100.00	BBB+	5,923,500

2,000	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2009A, 5.500%, 2/15/17	No Opt. Call	AA–	2,308,260

600	Illinois Finance Authority, Revenue Bonds, The Clare at Water Tower Project, Capitol Appreciation Series 2010B, 0.000%, 5/15/50 (6), (7)	7/13 at 16.20	N/R	6

	Illinois Finance Authority, Revenue Bonds, The Clare at Water Tower Project, Refunding Series 2010A:
700	5.400%, 5/15/17 (6)	7/13 at 100.00	N/R	7
700	5.500%, 5/15/18 (7)	7/13 at 100.00	N/R	7

655	Illinois Finance Authority, Revenue Bonds, Three Crowns Park Plaza, Series 2006A, 5.500%, 2/15/14	No Opt. Call	N/R	669,554

3,510	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B, 5.000%, 5/01/25	11/16 at 100.00	BBB+	3,739,379

215	Illinois Health Facilities Authority, Revenue Refunding Bonds, Series 1983 (Mercy Hospital and Medical Center), Chicago, Illinois, 10.000%, 1/01/15 (ETM)	No Opt. Call	N/R (4)	237,261

7,410	Illinois Health Facilities Authority, Revenue Refunding Bonds, University of Chicago Hospitals, Series 2003, 5.000%, 8/15/14 – NPFG Insured	8/13 at 100.00	AA–	7,508,108

Nuveen Investments	197

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)

	Illinois Sports Facility Authority, State Tax Supported Bonds, Series 2001:
$1,405	4.750%, 6/15/13 – AMBAC Insured	No Opt. Call	A	$1,411,899
1,620	5.100%, 6/15/16 – AMBAC Insured	6/15 at 101.00	A	1,770,109

	Illinois State Department of Employment Security, Unemployment Insurance Fund Building Receipts Revenue Bonds, Series 2012B:
2,500	5.000%, 12/15/17	12/16 at 100.00	AA+	2,888,850
2,500	5.000%, 6/15/18	12/16 at 100.00	AA+	2,891,675
2,560	5.000%, 6/15/19	6/15 at 100.00	AA+	2,810,573
1,705	5.000%, 12/15/19	6/15 at 100.00	AA+	1,871,885

1,000	Illinois State, General Obligation Bonds, Refunding Series 2004B, 5.000%, 3/01/14	No Opt. Call	A2	1,035,810

555	Illinois State, General Obligation Bonds, Refunding Series 2007B, 5.000%, 1/01/16	No Opt. Call	A2	610,772

	Illinois State, General Obligation Bonds, Refunding Series 2010:
510	5.000%, 1/01/16	No Opt. Call	A2	561,250
520	5.000%, 1/01/17	No Opt. Call	A2	586,222
1,590	5.000%, 1/01/18	No Opt. Call	A2	1,820,312
6,040	5.000%, 1/01/19 – AGM Insured	No Opt. Call	AA–	6,997,702
17,025	5.000%, 1/01/19	No Opt. Call	A2	19,675,112

	Illinois State, General Obligation Bonds, Refunding Series 2012:
7,735	5.000%, 8/01/20	No Opt. Call	A2	9,069,829
6,320	5.000%, 8/01/21	No Opt. Call	A2	7,440,283
2,450	5.000%, 8/01/22	No Opt. Call	A2	2,888,599
2,730	5.000%, 8/01/23	No Opt. Call	A2	3,197,758
1,055	5.000%, 8/01/24	8/22 at 100.00	A2	1,209,262
270	5.000%, 8/01/25	8/22 at 100.00	A2	306,831

	Illinois State, General Obligation Bonds, Series 2004A:
2,590	5.000%, 3/01/18	3/14 at 100.00	A2	2,680,495
805	5.000%, 3/01/22	3/14 at 100.00	A2	831,750

195	Illinois State, General Obligation Bonds, Series 2004A, 5.000%, 3/01/22 (Pre-refunded 3/01/14)	3/14 at 100.00	A2 (4)	202,617

	Illinois State, General Obligation Bonds, Series 2006A:
850	5.000%, 6/01/16	No Opt. Call	A2	946,356
1,075	5.000%, 6/01/17	No Opt. Call	A2	1,224,156
10,000	5.000%, 6/01/18	No Opt. Call	A2	11,524,200

1,000	Illinois State, General Obligation Bonds, Series 2006, 5.000%, 1/01/27	1/16 at 100.00	A2	1,060,010

1,000	Illinois State, General Obligation Bonds, Series 2009A, 5.000%, 9/01/34	9/18 at 100.00	A2	1,076,470

20,290	Illinois State, General Obligation Bonds, Series 2012A, 4.000%, 1/01/20	No Opt. Call	A2	22,338,478

	Kane County Community Unit School District 304 Geneva, Illinois, General Obligation Bonds, Series 2007A:
8,570	9.000%, 1/01/22 – AGM Insured	No Opt. Call	AA+	13,037,541
1,000	9.000%, 1/01/23 – AGM Insured	No Opt. Call	AA+	1,560,250
5,150	9.000%, 1/01/25 – AGM Insured	No Opt. Call	AA+	8,382,346

2,100	Madison and Jersey Counties Community Unit School District 11, Alton, Illinois, General Obligation Bonds, Series 2002, 0.000%, 12/01/19 – AGM Insured	No Opt. Call	AA–	1,786,092

	McCook, Illinois, General Obligation Bonds, Series 2008:
500	5.000%, 12/01/26	12/18 at 100.00	A–	586,260
1,000	5.100%, 12/01/28	12/18 at 100.00	A–	1,141,810

1,000	Metropolitan Pier and Exposition Authority, Illinois, Dedicated State Tax Revenue Bonds, Refunding Series 2002B, 5.200%, 6/15/17 – NPFG Insured	No Opt. Call	AAA	1,172,550

1,500	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Series 2012B, 5.000%, 12/15/22	No Opt. Call		1,737,930

2,270	Peoria Public Building Commission, Illinois, School District Facility Revenue Bonds, Peoria County School District 150 Project, Series 2011., 0.000%, 12/01/24	No Opt. Call	A+	1,503,217

198	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)

	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012:
$295	5.000%, 10/01/23	10/22 at 100.00	Baa1	$345,472
275	5.000%, 10/01/24	10/22 at 100.00	Baa1	317,573

	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
7,570	5.250%, 6/01/21	No Opt. Call	A	9,273,856
3,860	5.500%, 6/01/23	6/21 at 100.00	A–	4,725,682

500	Rockford School District 205, Winnebago and Boone Counties, Illinois, General Obligation Bonds, Series 2001, 5.000%, 2/01/14 – FGIC Insured	No Opt. Call	A1	516,465

	Saint Clair County, Illinois, General Obligation Bonds, Alternative Revenue Source Refunding Series 2009:
1,000	4.500%, 10/01/20	10/19 at 100.00	AA	1,170,080
1,100	5.000%, 10/01/22	10/19 at 100.00	AA	1,293,336

1,680	School District 122, Winnebago County, Illinois, Capital Appreciation Bonds, Series 1998, 0.000%, 1/01/17 – AGM Insured	No Opt. Call	A2	1,592,388

1,320	School District 122, Winnebago County, Illinois, Capital Appreciation Bonds, Series 1998, 0.000%, 1/01/17 – AGM Insured (ETM)	No Opt. Call	A2 (4)	1,284,466

1,000	Southwestern Illinois Development Authority, Local Government Revenue Bonds, Edwardsville Community Unit School District 7 Project, Series 2007, 5.000%, 12/01/17 – AGM Insured	No Opt. Call	AA–	1,171,250

2,000	Southwestern Illinois Development Authority, Revenue Bonds, Anderson Hospital, Series 2006, 5.125%, 8/15/26	2/17 at 100.00	BBB–	2,058,020

1,000	Southwestern Illinois Development Authority, School Revenue Bonds, Triad School District 2, Madison County, Illinois, Series 2006, 5.000%, 10/01/18 – NPFG Insured	10/16 at 100.00	A+	1,104,420

	Sterling, Whiteside County, Illinois, General Obligation Bonds, Alternate Revenue Source, Series 2012:
3,205	4.000%, 11/01/21	No Opt. Call	A+	3,562,902
2,830	4.000%, 11/01/22	No Opt. Call	A+	3,135,640

5,675	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Series 2013B, 0.000%, 1/01/30	No Opt. Call	Aa2	2,860,881

3,870	Will County School District 86, Joliet, Illinois, General Obligation Bonds, Series 2002, 0.000%, 11/01/17 – AGM Insured	No Opt. Call	AA–	3,573,132

	Will, Grundy, Kendall, LaSalle, Kankakee, Livingston, and Cook Counties Community College District 525 Joliet Junior College, Illinois, General Obligation Bond, Series 2008:
535	6.250%, 6/01/24	6/18 at 100.00	AA	647,147
825	5.750%, 6/01/25	6/18 at 100.00	AA	973,640
225	5.750%, 6/01/26	6/18 at 100.00	AA	264,348

	Will, Grundy, Kendall, LaSalle, Kankakee, Livingston, and Cook Counties Community College District 525 Joliet Junior College, Illinois, General Obligation Bond, Series 2008:
325	5.750%, 6/01/25 (Pre-refunded 6/01/18)	6/18 at 100.00	N/R (4)	402,113
85	5.750%, 6/01/26 (Pre-refunded 6/01/18)	6/18 at 100.00	N/R (4)	105,168

10,080	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, Limited Tax General Obligation Lease Certificates, Series 2011, 7.000%, 10/15/22	10/19 at 103.00	BBB	11,563,978

	Winnebago-Boone Counties School District 205, Illinois, General Obligation Bonds, Series 2013:
4,070	0.000%, 2/01/25	No Opt. Call	AA–	2,597,596
3,340	0.000%, 2/01/26	No Opt. Call	AA–	2,004,033
318,665	Total Illinois			353,339,167
	Indiana – 1.0%

710	Anderson, Indiana, Economic Development Revenue Bonds, Anderson University, Series 2007, 5.000%, 10/01/17	4/14 at 100.00	BB+	722,603

Nuveen Investments	199

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Indiana (continued)

$1,000	Avon Community School Building Corporation, Hendricks County, Indiana, First Mortgage Bonds, Refunding Series 2007, 4.500%, 7/15/20 – AMBAC Insured	7/17 at 100.00	A	$1,107,380

5,550	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013B, 5.000%, 1/01/19 (Alternative Minimum Tax)	1/17 at 100.00	BBB	6,184,032

3,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Methodist Hospitals Inc., Series 2001, 5.375%, 9/15/22	9/13 at 100.00	BBB	3,004,950

2,800	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Refunding Series 2006, 5.500%, 7/01/21 – NPFG Insured	No Opt. Call	A+	3,494,568

5,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2007B, 5.250%, 7/01/23 – NPFG Insured	No Opt. Call	A+	6,256,000

2,985	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 1994A Remarketed, 5.850%, 4/01/19 – NPFG Insured	No Opt. Call	Baa2	3,531,942

	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A:
1,675	5.000%, 4/01/21	No Opt. Call	A3	1,976,818
940	5.000%, 4/01/22	No Opt. Call	A3	1,100,599
2,015	5.000%, 4/01/24	4/22 at 100.00	A3	2,304,979

	Lake County Building Corporation, Indiana, First Mortgage Bonds, Series 2012:
500	4.000%, 2/01/17	No Opt. Call	N/R	520,410
500	4.000%, 8/01/17	No Opt. Call	N/R	521,860
500	4.250%, 2/01/18	No Opt. Call	N/R	525,545
500	4.250%, 8/01/18	No Opt. Call	N/R	526,540
500	4.500%, 2/01/19	No Opt. Call	N/R	529,990
500	4.500%, 8/01/19	No Opt. Call	N/R	530,750
500	4.750%, 2/01/20	No Opt. Call	N/R	538,330
500	4.750%, 8/01/20	No Opt. Call	N/R	538,680
250	4.750%, 2/01/21	No Opt. Call	N/R	266,898
500	4.750%, 8/01/21	No Opt. Call	N/R	533,115
500	5.000%, 2/01/22	No Opt. Call	N/R	540,025
500	5.000%, 8/01/22	No Opt. Call	N/R	536,595
500	5.000%, 8/01/23	2/22 at 100.00	N/R	531,055
500	5.000%, 2/01/24	2/22 at 100.00	N/R	526,665

1,250	Portage Township Multi-School Building Corporation, Porter County, Indiana, First Mortgage Bonds, Series 2007, 4.000%, 7/15/18 – NPFG Insured	7/17 at 100.00	AA+	1,405,250

1,485	Southwind Housing Inc., Evansville, Indiana, First Mortgage Revenue Bonds, Series 1978A, 7.125%, 11/15/21 (ETM)	11/13 at 100.00	N/R (4)	1,869,437

5,210	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 2005, 5.000%, 2/15/17 (5)	2/15 at 100.00	N/R	582,895

	St. Joseph County, Indiana, Economic Development Revenue Bonds, Holy Cross Village at Notre Dame, Series 2006A:
450	5.750%, 5/15/16	No Opt. Call	N/R	479,970
230	5.550%, 5/15/19	7/13 at 100.00	N/R	230,278
41,050	Total Indiana			41,418,159
	Iowa – 0.9%

	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011:
1,000	5.250%, 6/15/25	6/20 at 100.00	A2	1,132,770
2,000	5.250%, 6/15/26	6/20 at 100.00	A2	2,252,080
3,135	5.250%, 6/15/27	6/20 at 100.00	A2	3,517,251
2,000	5.375%, 6/15/28	6/20 at 100.00	A2	2,251,360
2,035	5.500%, 6/15/29	6/20 at 100.00	A2	2,302,623

200	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Iowa (continued)

	Fort Dodge Community School District, Webster County, Iowa, School Infrastructure Sales, Services, and Use Tax Revenue Bonds, Series 2011:
$1,830	5.000%, 1/01/23 – AGM Insured	1/21 at 100.00	AA–	$2,141,173
1,890	5.000%, 1/01/24 – AGM Insured	1/21 at 100.00	AA–	2,194,214
1,520	5.000%, 1/01/25 – AGM Insured	1/21 at 100.00	AA–	1,752,134
1,000	5.000%, 1/01/26 – AGM Insured	1/21 at 100.00	AA–	1,144,550

	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A:
1,290	5.250%, 7/01/13	No Opt. Call	BB+	1,297,095
2,235	5.250%, 7/01/14	No Opt. Call	BB+	2,314,253
4,460	5.250%, 7/01/15	No Opt. Call	BB+	4,730,900
2,000	5.250%, 7/01/16	No Opt. Call	BB+	2,162,700
820	5.000%, 7/01/19	7/16 at 100.00	BB+	867,035

1,250	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Upper Iowa University Project, Refunding Series 2010, 5.500%, 9/01/25	9/20 at 100.00	BBB	1,433,963

	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Wartburg College, Series 2005A:
925	4.700%, 10/01/16	10/13 at 100.00	BB	935,277
1,100	4.750%, 10/01/17	10/13 at 100.00	BB	1,112,177
1,155	4.800%, 10/01/18	10/13 at 100.00	BB	1,167,728

2,000	Iowa State, Special Obligation Bonds, Prison Infrastructure Fund, Refunding Series 2010, 4.500%, 6/15/22	6/20 at 100.00	AA	2,356,700
33,645	Total Iowa			37,065,983
	Kansas – 1.4%

20,000	Burlington, Kansas, Environmental Improvement Revenue Refunding Bonds, Kansas City Power and Light Company Project, Series 1993, 2.950%, 12/01/23	4/23 at 101.00	A–	20,437,000

2,000	Johnson County Unified School District 512, Shawnee Mission, Kansas, General Obligation Refunding Bonds, Refunding Series 1996, 4.875%, 10/01/19	No Opt. Call	Aaa	2,319,280

2,200	Kansas Development Finance Authority Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009C, 5.500%, 11/15/23	11/19 at 100.00	AA	2,676,058

1,405	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2005L, 4.500%, 11/15/17	11/15 at 100.00	A2	1,524,228

1,850	Kansas Development Finance Authority, Revenue Bonds, Kansas State Projects, Series 2007K, 4.500%, 11/01/19 – NPFG Insured	11/17 at 100.00	AA	2,112,719

1,000	Olathe, Kansas, Health Facilities Revenue Bonds, Olathe Medical Center, Series 2008, 5.125%, 9/01/21	9/17 at 100.00	A+	1,113,220

	Olathe, Kansas, Senior Living Facility Revenue Bonds, Catholic Care Campus Santa Marta, Series 2006A:
700	5.750%, 11/15/13	No Opt. Call	N/R	711,487
765	5.750%, 11/15/14	No Opt. Call	N/R	797,099
820	5.750%, 11/15/15	No Opt. Call	N/R	870,537

95	Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 1997A-2, 6.700%, 6/01/29	No Opt. Call	Aaa	96,615

10,000	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi Health System Inc., Series 2011A-IV, 5.000%, 11/15/29	11/21 at 100.00	AA–	11,444,400

23,055	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	BBB+	15,523,854
63,890	Total Kansas			59,626,497

Nuveen Investments	201

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Kentucky – 1.3%

$8,175	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 5.750%, 12/01/28 – AGC Insured	6/18 at 100.00	AA–	$8,975,006

20,670	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 83, Series 2004, 5.000%, 10/01/18 – AMBAC Insured	No Opt. Call	Aa3	24,869,524

7,000	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/28	6/21 at 100.00	Aa3	8,241,450

1,135	Louisville and Jefferson County Metropolitan Government, Kentucky, General Revenue Bonds, Bellarmine University, Series 2008A, 6.000%, 5/01/28	5/18 at 100.00	Baa3	1,267,216

4,420	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities Revenue, Louisville Gas & Electric Company Project, Series 2007B, 1.600%, 6/01/33 (Mandatory put 6/01/17)	No Opt. Call	A–	4,527,097

8,200	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2003A, 1.650%, 10/01/33 (Mandatory put 4/03/17)	No Opt. Call	A+	8,407,788
49,600	Total Kentucky			56,288,081
	Louisiana – 2.9%

	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006B:
9,000	5.250%, 6/01/13 – AMBAC Insured	No Opt. Call	A–	9,035,460
12,180	5.000%, 6/01/15 – AMBAC Insured	No Opt. Call	A–	13,139,419

10,255	Louisiana Local Government Environmental Facilities and Community Development Authority, Multifamily Housing Revenue Bonds, Oakleigh Apartments, Series 2003A, 6.375%, 6/01/38 (Pre-refunded 6/01/13)	6/13 at 102.00	Aaa	10,514,964

2,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37 (5)	12/17 at 100.00	N/R	897,920

	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A:
2,015	5.000%, 5/15/16	No Opt. Call	Baa1	2,219,986
5,155	5.000%, 5/15/20	5/17 at 100.00	Baa1	5,663,695

	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2005A:
2,765	5.250%, 5/01/18 (Pre-refunded 5/01/15) – FGIC Insured	5/15 at 100.00	Aa1 (4)	3,036,634
5,500	5.000%, 5/01/24 (Pre-refunded 5/01/15) – FGIC Insured	5/15 at 100.00	Aa1 (4)	6,012,875
7,265	5.000%, 5/01/26 (Pre-refunded 5/01/15) – FGIC Insured	5/15 at 100.00	Aa1 (4)	7,942,461

22,115	Louisiana State, General Obligation Bonds, Series 2012A, 5.000%, 8/01/26	8/22 at 100.00	Aa2	27,134,220

	New Orleans, Louisiana, General Obligation Refunding Bonds, Series 2012:
4,140	5.000%, 12/01/19	No Opt. Call	A3	4,929,001
3,940	5.000%, 12/01/20	No Opt. Call	A3	4,715,668
5,400	5.000%, 12/01/21	No Opt. Call	A3	6,477,570

500	Port New Orleans Board of Commissioners, Louisiana, Revenue Bonds, Port Facilities, Refunding Series 2013B, 5.000%, 4/01/30 (Alternative Minimum Tax)	4/23 at 100.00	BBB+	554,200

5,745	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory put 6/01/22)	No Opt. Call	BBB	6,362,645

13,665	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	5/13 at 100.00	A–	13,740,294
111,640	Total Louisiana			122,377,012
	Maine – 0.2%

395	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013, 3.000%, 7/01/23	No Opt. Call	Baa1	392,251

202	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Maine (continued)

	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, MaineGeneral Medical Center, Series 2011:
$1,000	6.750%, 7/01/36	7/21 at 100.00	Baa3	$1,223,160
3,850	6.750%, 7/01/41	7/21 at 100.00	Baa3	4,669,627

740	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2007B, 4.125%, 7/01/18 – FGIC Insured	1/18 at 100.00	AA	820,926

	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013:
500	4.000%, 7/01/18	No Opt. Call	BBB+	557,205
225	4.000%, 7/01/20	No Opt. Call	BBB+	252,997
290	5.000%, 7/01/22	No Opt. Call	BBB+	347,635
7,000	Total Maine			8,263,801
	Maryland – 0.1%

345	Maryland Community Development Administration, Housing Revenue Bonds, Series 1996A, 5.875%, 7/01/16	7/13 at 100.00	Aa2	346,056

250	Maryland Economic Development Corporation, Economic Development Revenue Bonds, Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35	6/20 at 100.00	Baa3	285,783

2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2010, 5.250%, 7/01/24	7/19 at 100.00	A2	2,292,880

	Westminster, Maryland, Educational Facilities Revenue Bonds, McDaniel College, Series 2006:
350	5.000%, 11/01/13	No Opt. Call	BBB+	355,950
700	4.000%, 11/01/15	No Opt. Call	BBB+	736,547
3,645	Total Maryland			4,017,216
	Massachusetts – 2.8%

2,975	Massachusetts Bay Transportation Authority, General Obligation Transportation System Bonds, Series 1991A, 7.000%, 3/01/21 – FGIC Insured	No Opt. Call	AA+	3,645,744

10,000	Massachusetts Bay Transportation Authority, Senior Lien Sales Tax Revenue Refunding Bonds, Series 2004B, 5.250%, 7/01/20	No Opt. Call	AAA	12,754,500

2,500	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare Project, Series 2007A, 6.650%, 10/15/28	10/17 at 100.00	N/R	2,665,125

	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007:
1,655	5.000%, 10/01/17	No Opt. Call	N/R	1,740,547
515	5.000%, 10/01/18	10/17 at 100.00	N/R	537,990

	Massachusetts Development Finance Authority, Revenue Bonds, Suffolk University, Series 2010:
900	4.500%, 7/01/21	7/20 at 100.00	Baa2	1,008,999
1,765	4.500%, 7/01/22	7/20 at 100.00	Baa2	1,961,674
1,705	4.625%, 7/01/23	7/20 at 100.00	Baa2	1,894,698

1,230	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2010B, 4.800%, 1/01/17 (Alternative Minimum Tax)	No Opt. Call	AA	1,335,091

2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Berkshire Health System, Series 2005F, 5.000%, 10/01/15 – AGC Insured	No Opt. Call	AA–	2,174,160

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Springfield College, Series 2010:
500	5.125%, 10/15/22	10/19 at 100.00	Baa1	569,835
2,595	5.500%, 10/15/26	10/19 at 100.00	Baa1	2,919,972

3,000	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 6.000%, 7/01/24	7/19 at 100.00	BBB	3,583,500

740	Massachusetts Port Authority, Revenue Bonds, Series 1982, 13.000%, 7/01/13 (ETM)	6/13 at 100.00	Aaa	754,534

Nuveen Investments	203

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)

	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
$330	5.500%, 1/01/15 – AMBAC Insured (Alternative Minimum Tax)	7/13 at 100.00	N/R	$330,337
140	5.500%, 1/01/17 – AMBAC Insured (Alternative Minimum Tax)	7/13 at 100.00	N/R	140,119
50	5.200%, 1/01/20 – AMBAC Insured (Alternative Minimum Tax)	7/13 at 100.00	N/R	50,021
1,465	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	7/13 at 100.00	N/R	1,464,985

10,000	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2001D, 5.500%, 11/01/14	No Opt. Call	AA+	10,794,600

7,040	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2003C, 5.000%, 8/01/21 (Pre-refunded 8/01/13)	8/13 at 100.00	AA+ (4)	7,124,058

10,000	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2004D, 5.000%, 12/01/22 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	AA+ (4)	10,732,900

29,340	Massachusetts, General Obligation Bonds, Series 2004C, 5.500%, 12/01/16 – AGM Insured	No Opt. Call	AA+	34,577,777

12,000	Massachusetts, Special Obligation Refunding Notes, Federal Highway Grant Anticipation Note Program, Series 2003A, 5.000%, 12/15/13 – AGM Insured	No Opt. Call	AAA	12,363,840

1,000	Massachusetts, Special Obligation Revenue Bonds, Series 1997A, 5.500%, 6/01/13	No Opt. Call	AAA	1,004,620

1,400	Springfield, Massachusetts, General Obligation Bonds, Refunding Series 2007, 4.500%, 8/01/20 – AGM Insured	2/17 at 100.00	AA	1,563,366
104,845	Total Massachusetts			117,692,992
	Michigan – 4.8%

790	Algonac Community Schools, Saint Clair County, Michigan, General Obligation Bonds, School Building & Site Series 2008-I, 4.000%, 5/01/19 – AGM Insured	5/18 at 100.00	Aa2	894,991

7,100	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.000%, 7/01/32	7/22 at 100.00	A+	7,768,465

9,295	Detroit Water Supply System, Michigan, Water Supply System Revenue Senior Lien Bonds, Series 2006A, 5.000%, 7/01/19 – AGM Insured	7/16 at 100.00	AA–	9,975,115

	Detroit, Michigan, Downtown Development Authority, Tax Increment Refunding Bonds, Development Area 1 Projects, Series 1996B:
3,050	0.000%, 7/01/22	No Opt. Call	A–	1,981,433
2,650	0.000%, 7/01/23	No Opt. Call	A–	1,622,198
2,880	0.000%, 7/01/24	No Opt. Call	A–	1,665,302

7,780	Detroit, Michigan, General Obligation Bonds, Series 2004B-1, 5.250%, 4/01/17 – AMBAC Insured	4/14 at 100.00	B	7,512,757

9,995	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Series 2001D-2, 0.250%, 7/01/32 (8)	1/14 at 100.00	A	7,843,322

7,050	Dickinson County Economic Development Corporation, Michigan, Pollution Control Revenue Bonds, International Paper Company, Series 2004A, 4.800%, 11/01/18	11/14 at 100.00	BBB	7,359,002

2,675	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Bronson Methodist Hospital, Refunding Series 2003A, 5.000%, 5/15/20 – AGM Insured	5/18 at 100.00	AA–	3,094,467

1,080	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Metropolitan Hospital, Series 2005A, 5.500%, 7/01/14	No Opt. Call	BB+	1,134,205

5,925	Livonia Public Schools, Wayne County, Michigan, General Obligation Bonds, Series 2004A, 4.500%, 5/01/20 – NPFG Insured	5/14 at 100.00	Aa3	6,144,640

	Michigan Finance Authority, Revenue Bonds, Detroit City School District, Series 2012:
1,535	5.000%, 6/01/17	No Opt. Call	A+	1,728,287
800	4.000%, 6/01/17	No Opt. Call	A+	870,344
2,220	5.000%, 6/01/18	No Opt. Call	A+	2,542,832
1,900	5.000%, 6/01/19	No Opt. Call	A+	2,225,071

204	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Michigan (continued)

	Michigan Finance Authority, Unemployment Obligation Assessment Revenue Bonds, Series 2012B:
$15,250	5.000%, 7/01/21	7/18 at 100.00	AAA	$18,201,943
17,575	5.000%, 7/01/22	7/16 at 100.00	AAA	19,904,918
11,090	5.000%, 1/01/23	1/16 at 100.00	AAA	12,337,958
6,850	5.000%, 7/01/23	7/14 at 100.00	AAA	7,218,462

10,110	Michigan Hospital Finance Authority, Refunding and Project Revenue Bonds, Ascension Health Senior Credit Group, Series 2010F-5, 1.500%, 11/15/47 (Mandatory put 3/15/17)	No Opt. Call	AA+	10,344,754

3,540	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Group, Series 2010B, 5.000%, 11/15/23	11/19 at 100.00	AA+	4,183,537

	Michigan Hospital Financing Authority, Revenue Bonds, Oakwood Obligated Group, Series 2007A:
2,000	5.000%, 7/15/18	7/17 at 100.00	A	2,278,320
3,530	5.000%, 7/15/19	7/17 at 100.00	A	4,017,528

1,850	Michigan Municipal Bond Authority, AMBAC Insured Bonds, Series 2007B-A, 5.000%, 12/01/18 – AMBAC Insured	6/17 at 100.00	N/R	1,982,405

3,530	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2003I, 5.250%, 10/15/15 – AGM Insured	10/13 at 100.00	AA–	3,611,155

5,000	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2011-I-A, 5.000%, 10/15/28	10/21 at 100.00	Aa3	5,813,050

5,425	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2011-II-A, 5.000%, 10/15/28	10/21 at 100.00	Aa3	6,307,159

1,600	Michigan State Trunk Line Fund Refunding Bonds, Series 2009, 5.000%, 11/01/23	11/19 at 100.00	AA+	1,891,488

	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006:
1,080	5.000%, 6/01/14	No Opt. Call	BBB	1,127,401
1,260	5.500%, 6/01/17	6/16 at 100.00	BBB	1,420,965
1,330	5.500%, 6/01/18	6/16 at 100.00	BBB	1,499,509

4,750	Romulus Community Schools, Wayne County, Michigan, General Obligation Bonds, Refunding Series 2013, 5.000%, 5/01/22	No Opt. Call	Aa2	5,671,928

1,300	Romulus Economic Development Corporation, Michigan, Limited Obligation Revenue Refunding Bonds, Romulus HIR LP Project, Series 1992, 7.000%, 11/01/15 (ETM)	7/13 at 100.00	N/R (4)	1,503,944

	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2011:
4,885	5.000%, 5/01/20	No Opt. Call	Aa2	5,890,870
4,845	5.000%, 5/01/21	11/20 at 100.00	Aa2	5,830,085
3,845	5.000%, 5/01/22	11/20 at 100.00	Aa2	4,578,664

1,440	Wayne Charter County, Michigan, General Obligation Bonds, Building Improvements, Series 2009A, 6.750%, 11/01/39	12/19 at 100.00	BBB+	1,662,278

8,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2010C, 5.000%, 12/01/16	No Opt. Call	A	9,126,400

1,300	Western Michigan University, General Revenue Refunding Bonds, Series 2008, 5.000%, 11/15/23 – AGM Insured	5/18 at 100.00	AA–	1,515,930
188,110	Total Michigan			202,283,082
	Minnesota – 0.6%

1,590	Aitkin, Minnesota Health Care Revenue Bonds, Riverwood Healthcare Center, Series 2006, 5.375%, 2/01/17	2/16 at 100.00	N/R	1,686,926

1,710	Cass Lake Independent School District 115, Minnesota, General Obligation Bonds, School Building Refunding Series 2010A, 5.000%, 2/01/27	2/20 at 100.00	AA+	1,986,062

160	City of Minneapolis, Minnesota, Hospital Facilities Revenue Bonds (St. Mary’s Hospital and St. Mary’s Rehabilitation Center Projects), Series 1983, 10.000%, 6/01/13 (ETM)	No Opt. Call	N/R (4)	161,192

Nuveen Investments	205

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Minnesota (continued)

$2,005	Minneapolis Health Care System, Minnesota, Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A, 6.375%, 11/15/23	11/18 at 100.00	A	$2,446,401

	Minneapolis, Minnesota, Revenue Bonds, National Marrow Donor Program Project, Series 2010:
2,650	5.000%, 8/01/18	No Opt. Call	BBB	2,988,750
1,240	4.250%, 8/01/20	8/18 at 100.00	BBB	1,321,381

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Bethel University, Refunding Series 2007-6-R:
1,255	5.500%, 5/01/20	5/17 at 100.00	N/R	1,344,607
815	5.500%, 5/01/21	5/17 at 100.00	N/R	870,681

1,225	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/15 – AGC Insured	No Opt. Call	AA–	1,318,982

650	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Olmsted Medical Center Project, Series 2013, 5.000%, 7/01/33	7/23 at 100.00	A–	743,262

1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue Bonds, HealthPartners Obligated Group, Series 2006, 5.250%, 5/15/21	11/16 at 100.00	A–	1,086,560

1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2009A-1, 5.000%, 11/15/24	11/19 at 100.00	AA–	1,161,980

	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Gillette Children’s Specialty Healthcare, Series 2005:
400	5.000%, 2/01/14	No Opt. Call	N/R	410,424
300	5.000%, 2/01/15	No Opt. Call	N/R	317,589

475	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/21	8/16 at 100.00	N/R	501,144

2,670	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005, 5.750%, 11/15/21	11/15 at 100.00	BBB–	2,917,429

2,570	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, Office Building at Cedar Street, Series 2003, 5.000%, 12/01/13	No Opt. Call	AA	2,641,575
21,715	Total Minnesota			23,904,945
	Mississippi – 0.5%

8,660	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	10/13 at 100.00	BBB	8,687,106

	Mississippi Hospital Equipment and Facilities Authority, Revenue Refunding and Improvement Bonds, Mississippi Baptist Health System Inc., Series 2007A:
1,440	5.000%, 8/15/16	No Opt. Call	A–	1,618,200
10,140	5.000%, 8/15/20	8/17 at 100.00	A–	11,372,720
20,240	Total Mississippi			21,678,026
	Missouri – 2.5%

	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007:
1,245	5.000%, 6/01/18	6/17 at 100.00	BBB+	1,367,969
3,030	5.000%, 6/01/20	6/17 at 100.00	BBB+	3,267,794

1,000	Grundy County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Wright Memorial Hospital, Series 2009, 5.600%, 9/01/21	9/19 at 100.00	BBB–	1,107,240

	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Hospital, Series 2006:
1,405	4.350%, 3/01/14	No Opt. Call	BBB+	1,438,959
1,465	4.400%, 3/01/15	No Opt. Call	BBB+	1,539,144
1,515	4.450%, 3/01/16	No Opt. Call	BBB+	1,630,655

6,020	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2004, 5.500%, 2/15/19	2/15 at 102.00	BBB+	6,471,982

206	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Missouri (continued)

$1,800	Kansas City Industrial Development Authority, Missouri, Retirement Center Revenue Refunding and Improvement Bonds, Kingswood Project, Series 1998A, 5.800%, 11/15/17	5/13 at 100.00	N/R	$1,801,422

13,180	Kansas City, Missouri, Airport Revenue Bonds, General Improvement Projects, Series 2003B, 5.375%, 9/01/15 – FGIC Insured	9/13 at 100.00	A+	13,405,114

505	Kansas City, Missouri, Special Obligation Bonds, East Village Project, Series 2008B, 5.000%, 4/15/22 – AGC Insured	4/18 at 100.00	AA–	590,123

1,700	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2007A, 5.000%, 8/15/13	No Opt. Call	BBB–	1,714,246

1,285	Missouri Development Finance Board, Infrastructure Facilities Leasehold Revenue Bonds, Independence Electric System Projects, Series 2009D, 5.625%, 6/01/29 (Pre-refunded 6/01/14)	6/14 at 100.00	A (4)	1,358,579

2,000	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Independence, Crackerneck Creek Project, Series 2008B, 5.125%, 3/01/22	3/18 at 100.00	A–	2,197,020

1,130	Missouri Development Finance Board, Research Facility Revenue Bonds, Midwest Research Institute Project, Series 2007, 5.000%, 11/01/16	No Opt. Call	Baa2	1,253,554

430	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2011, 4.400%, 2/01/19	No Opt. Call	BBB+	476,118

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services, Series 2005B:
850	4.350%, 2/01/15	No Opt. Call	BBB+	889,117
930	4.375%, 2/01/16	No Opt. Call	BBB+	994,961

1,000	Missouri Joint Municipal Electric Utility Commission, Plum Point Project, Revenue Bonds, Series 2006, 4.200%, 1/01/18 – NPFG Insured	1/16 at 100.00	A–	1,055,680

4,330	Missouri Joint Municipal Electric Utility Commission, Prairie State Power Project Revenue Bonds, Series 2007A, 5.000%, 1/01/18 – AMBAC Insured	1/17 at 100.00	A	4,965,081

1,495	Missouri State Board of Public Building, Special Obligation Bonds, Series 2003A, 5.000%, 10/15/16	10/13 at 100.00	AA+	1,527,935

12,885	Missouri State Board of Public Building, Special Obligation Bonds, Series 2003A, 5.000%, 10/15/16 (Pre-refunded 10/15/13)	10/13 at 100.00	Aa1 (4)	13,169,630

1,060	Osage Beach, Missouri, Tax Increment Revenue Bonds, Prewitts Point Transportation Development District, Series 2006, 4.800%, 5/01/16	7/13 at 100.00	N/R	1,050,025

5,830	Sikeston, Missouri, Electric System Revenue Refunding Bonds, Series 2012, 5.000%, 6/01/18	No Opt. Call	BBB+	6,695,872

500	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A, 5.100%, 11/01/19	11/14 at 100.00	N/R	503,765

	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005:
11,500	5.500%, 7/01/17 – NPFG Insured	No Opt. Call	A–	13,354,950
17,305	5.500%, 7/01/19 – NPFG Insured	No Opt. Call	A–	20,977,121

1,200	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2007A, 5.000%, 7/01/25 – AGM Insured	No Opt. Call	AA–	1,343,616
96,595	Total Missouri			106,147,672
	Montana – 0.2%

	Montana Facilities Finance Authority, Revenue Bonds, Saint John’s Lutheran Ministries Project, Series 2006A:
1,385	5.750%, 5/15/16	No Opt. Call	N/R	1,483,446
1,675	6.000%, 5/15/25	5/16 at 100.00	N/R	1,750,961

2,500	Montana Facilities Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Composite Deal Series 2010B, 5.000%, 1/01/24	1/20 at 100.00	AA	2,885,825
5,560	Total Montana			6,120,232

Nuveen Investments	207

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Nebraska – 1.1%

$1,130	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Immanuel Obligated Group, Refunding Series 2010, 5.125%, 1/01/23	1/20 at 100.00	A–	$1,270,855

600	Douglas County Hospital Authority 3, Nebraska, Health Facilities Refunding and Revenue Bonds, Nebraska Methodist Health System, Series 2008, 5.750%, 11/01/28	11/18 at 100.00	BBB+	666,882

	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2012:
665	4.000%, 6/15/23	6/22 at 100.00	AA–	763,387
1,830	4.000%, 6/15/24	6/22 at 100.00	AA–	2,080,234
1,265	4.000%, 6/15/25	6/22 at 100.00	AA–	1,419,684

	Lancaster County Hospital Authority 1, Nebraska, Health Facilities Revenue Bonds, Immanuel Obligated Group, Refunding Series 2010:
735	4.750%, 1/01/19	No Opt. Call	A–	842,597
1,000	5.125%, 1/01/23	1/20 at 100.00	A–	1,132,390

2,000	Lancaster County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, BryanLGH Medical Center Project, Refunding Series 2006, 4.000%, 6/01/18	6/16 at 100.00	A1	2,156,200

5,910	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 5.000%, 11/01/32	No Opt. Call	A–	6,531,909

	Lincoln, Nebraska, Electric System Revenue Bonds, Refunding Series 2012:
5,510	5.000%, 9/01/22	No Opt. Call	AA	7,054,233
8,735	5.000%, 9/01/24	9/22 at 100.00	AA	10,932,377
3,380	5.000%, 9/01/25	9/22 at 100.00	AA	4,187,043
3,215	5.000%, 9/01/26	9/22 at 100.00	AA	3,931,913

	Nebraska Public Power District, General Revenue Bonds, Series 2012A:
1,465	5.000%, 1/01/23	1/22 at 100.00	A1	1,790,347
1,500	5.000%, 1/01/24	1/22 at 100.00	A1	1,829,145
950	5.000%, 1/01/25	1/22 at 100.00	A1	1,152,616
39,890	Total Nebraska			47,741,812
	Nevada – 2.0%

3,000	Clark County School District, Nevada, General Obligation Bonds, Series 2008A, 5.000%, 6/15/24	No Opt. Call	AA–	3,455,310

	Clark County, Nevada, Airport Revenue Bonds, Jet Aviation Fuel Tax, Refunding Series 2013A:
2,000	5.000%, 7/01/22 (Alternative Minimum Tax)	No Opt. Call	A	2,396,600
1,000	5.000%, 7/01/23 (Alternative Minimum Tax)	1/23 at 100.00	A	1,183,830
1,905	5.000%, 7/01/24 (Alternative Minimum Tax)	1/23 at 100.00	A	2,233,155

16,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+	18,826,080

1,885	Henderson Local Improvement District T-4C, Nevada, Limited Obligation Refunding Bonds, Green Valley Properties, Series 1999A, 5.900%, 11/01/18	11/13 at 100.00	N/R	1,900,872

	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Series 2012B:
2,000	5.000%, 6/01/24	6/22 at 100.00	AA+	2,450,420
1,500	5.000%, 6/01/25	6/22 at 100.00	AA+	1,821,900
2,000	5.000%, 6/01/26	6/22 at 100.00	AA+	2,405,320

	Las Vegas Valley Water District, Nevada, Limited Tax General Obligation Bonds, Water & Refunding Series 2011C:
1,550	5.000%, 6/01/23	6/21 at 100.00	AA+	1,880,321
1,000	5.000%, 6/01/24	6/21 at 100.00	AA+	1,202,600
12,450	5.000%, 6/01/25	6/21 at 100.00	AA+	14,734,077

4,660	Nevada State, General Obligation Bonds, Capital Improvement & Cultural Affairs, Refunding Series 2012B, 5.000%, 8/01/22	No Opt. Call	AA+	5,875,514

208	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Nevada (continued)

$11,105	Nevada State, General Obligation Bonds, Capital Improvement & Cultural Affairs, Refunding Series 2013D-1, 5.000%, 3/01/22	No Opt. Call	AA+	$13,937,886

	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011:
2,265	5.000%, 7/01/22	7/21 at 100.00	AA	2,736,845
4,710	5.000%, 7/01/23	7/21 at 100.00	AA	5,623,128
69,030	Total Nevada			82,663,858
	New Hampshire – 0.3%

	New Hampshire Health and Education Facilities Authority, Hospital Revenue Bonds, Catholic Medical Center, Series 2006:
405	5.000%, 7/01/14	No Opt. Call	BBB+	425,853
430	5.000%, 7/01/15	No Opt. Call	BBB+	466,378
445	5.000%, 7/01/16	No Opt. Call	BBB+	497,648

1,000	New Hampshire Health and Education Facilities Authority, Hospital Revenue Bonds, Speare Memorial Hospital, Series 2004, 5.500%, 7/01/25 (Pre-refunded 7/01/15)	7/15 at 100.00	BBB– (4)	1,107,860

1,250	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Covenant Health Systems Obligated Group Issue, Series 2004, 5.375%, 7/01/24	7/14 at 100.00	A	1,282,938

5,660	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth College, Series 2009, 5.250%, 6/01/39	6/19 at 100.00	AA+	6,632,954

	New Hampshire Health and Education Facilities Authority, Revenue Bonds, The Memorial Hospital, Series 2006:
415	5.250%, 6/01/13	No Opt. Call	BBB	416,179
1,000	5.250%, 6/01/21	6/16 at 100.00	BBB	1,049,650

1,300	New Hampshire Municipal Bond Bank, Non-State Guaranteed Bonds, Refunding Series 2007A, 4.500%, 2/15/20 – NPFG Insured	8/17 at 100.00	AA	1,475,123
11,905	Total New Hampshire			13,354,583
	New Jersey – 5.9%

	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
7,880	5.375%, 6/15/15 (ETM)	No Opt. Call	Aaa	8,720,717
2,085	5.500%, 6/15/16 (ETM)	No Opt. Call	Aaa	2,409,906
4,195	5.500%, 6/15/16 – RAAI Insured (ETM)	No Opt. Call	Aaa	4,848,707

	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
1,000	5.000%, 6/15/17	No Opt. Call	BBB+	1,143,900
5,155	5.000%, 6/15/19	No Opt. Call	BBB+	6,066,662
5,045	5.000%, 6/15/20	No Opt. Call	BBB+	5,981,503
13,170	5.000%, 6/15/21	No Opt. Call	BBB+	15,739,994
1,080	5.000%, 6/15/22	No Opt. Call	BBB+	1,297,156
1,000	5.000%, 6/15/22	No Opt. Call	AA–	1,201,070
3,650	5.000%, 6/15/23	6/22 at 100.00	BBB+	4,327,367
2,235	5.000%, 6/15/24	6/22 at 100.00	BBB+	2,617,476
845	4.250%, 6/15/27	6/22 at 100.00	BBB+	897,905

25,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2013NN, 5.000%, 3/01/21	No Opt. Call	A+	30,581,000

400	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Children’s Specialized Hospital, Series 2005A, 5.000%, 7/01/18	7/15 at 100.00	BBB	419,896

31,390	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005B, 5.250%, 12/15/15 – AMBAC Insured	No Opt. Call	A+	35,273,571

8,075	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005B, 5.250%, 12/15/17 (Pre-refunded 12/15/15) – FGIC Insured	12/15 at 100.00	A+ (4)	9,103,109

1,340	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C, 0.000%, 12/15/31 – FGIC Insured	No Opt. Call	A+	599,556

Nuveen Investments	209

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)

$10,050	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/23	No Opt. Call	A+	$12,453,960

3,670	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B, 5.500%, 6/15/31	6/21 at 100.00	A+	4,360,547

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2012AA:
20,200	5.000%, 6/15/21	No Opt. Call	A+	24,641,172
14,000	5.000%, 6/15/22	No Opt. Call	A+	17,211,040

6,885	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/19	No Opt. Call	A+	8,287,475

	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Refunding Bonds, Series 2012Q:
4,965	3.000%, 1/01/20	No Opt. Call	A1	5,275,064
2,950	3.000%, 1/01/21	No Opt. Call	A1	3,097,559
2,500	3.000%, 1/01/22	No Opt. Call	A1	2,591,900

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
20,255	4.500%, 6/01/23	6/17 at 100.00	B1	20,269,179
515	4.625%, 6/01/26	6/17 at 100.00	B1	501,466
20,000	5.000%, 6/01/29	6/17 at 100.00	B2	19,104,800
219,535	Total New Jersey			249,023,657
	New Mexico – 0.9%

30,000	New Mexico Finance Authority, State Transportation Revenue Bonds, Senior Lien, Refunding Series 2012, 4.000%, 6/15/22	No Opt. Call	AAA	35,754,600
	New York – 5.9%

4,055	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.000%, 7/15/30	1/20 at 100.00	BBB–	4,844,752

	Dormitory Authority of the State of New York, Mortgage Insurance Fund Project Pool Bonds, State of New York Mortgage Agency – AIDS Long Term Health Care Facility, Series 2005:
1,450	5.000%, 11/01/13	7/13 at 100.00	Aa1	1,455,757
720	5.000%, 11/01/14	7/13 at 100.00	Aa1	722,851

15,500	Dormitory Authority of the State of New York, New York City, Lease Revenue Bonds, Court Facilities, Series 2003A, 5.500%, 5/15/18 (Pre-refunded 5/15/13)	5/13 at 100.00	AA– (4)	15,506,557

5,125	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan College, Series 2009, 5.000%, 7/01/24	7/19 at 100.00	Baa2	5,625,559

7,050	Dormitory Authority of the State of New York, State and Local Appropriation Lease Bonds, Upstate Community Colleges, Series 2005A, 5.500%, 7/01/20 – FGIC Insured	No Opt. Call	AA–	8,845,635

	Dormitory Authority of the State of New York, Third General Resolution Revenue Bonds, State University Educational Facilities Issue, Series 2012A:
10,000	5.000%, 5/15/24	5/22 at 100.00	AA–	12,271,900
9,230	5.000%, 5/15/25	5/22 at 100.00	AA–	11,228,849

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
85	0.000%, 6/01/17 – AGM Insured	No Opt. Call	AA–	81,388
80	0.000%, 6/01/22 – AGM Insured	No Opt. Call	AA–	65,079
150	0.000%, 6/01/23 – AGM Insured	No Opt. Call	AA–	116,724

11,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2003B, 5.250%, 12/01/13	No Opt. Call	A	11,834,190

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
710	5.000%, 12/01/16 – AGM Insured	6/16 at 100.00	AA–	798,565
180	4.000%, 12/01/16 – AGM Insured	No Opt. Call	AA–	196,987

210	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
$970	5.000%, 12/01/19 – FGIC Insured	6/16 at 100.00	A	$1,078,174
340	5.250%, 12/01/20 – FGIC Insured	6/16 at 100.00	A	379,603
345	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	A	382,588

175	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B, 5.000%, 12/01/35	6/16 at 100.00	A	191,041

25	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006C, 5.000%, 9/01/35 – AGC Insured	9/16 at 100.00		27,512

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006E:
1,015	5.000%, 12/01/17 – FGIC Insured	12/16 at 100.00	A	1,157,465
150	5.000%, 12/01/17	12/16 at 100.00	A	171,854
45	5.000%, 12/01/18 – FGIC Insured	12/16 at 100.00	A	51,453
12,995	5.000%, 12/01/18 – NPFG Insured	12/16 at 100.00	A	14,858,483
45	5.000%, 12/01/20 – NPFG Insured	12/16 at 100.00	A	50,604
1,200	5.000%, 12/01/21 – FGIC Insured	12/16 at 100.00	A	1,356,192
10	5.000%, 12/01/21 – NPFG Insured	12/16 at 100.00	A	11,302
495	5.000%, 12/01/22 – FGIC Insured	12/16 at 100.00	A	553,331
125	5.000%, 12/01/22	12/16 at 100.00	A	140,568

	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A:
125	5.250%, 4/01/20	4/19 at 100.00	A	150,064
1,730	5.500%, 4/01/22	4/19 at 100.00	A	2,070,966

	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F:
600	5.000%, 5/01/16 – NPFG Insured	No Opt. Call	A	676,440
345	5.000%, 5/01/17 – NPFG Insured	No Opt. Call	A	397,581
10,110	5.000%, 5/01/18 – NPFG Insured	11/16 at 100.00	A	11,432,186
695	5.000%, 5/01/19 – NPFG Insured	11/16 at 100.00	A	783,592
25	4.000%, 5/01/21 – NPFG Insured	11/16 at 100.00	A	27,154

15,310	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005B, 5.000%, 11/15/16 (Pre-refunded 11/15/15) – AMBAC Insured	11/15 at 100.00	A (4)	17,063,301

2,000	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	N/R	2,269,240

410	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1, 5.700%, 7/01/13	No Opt. Call	N/R	410,947

3,000	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2005C, 5.000%, 6/15/30	6/15 at 100.00	AAA	3,248,640

7,000	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local Government Assistance Corporation, Series 2004A, 5.000%, 10/15/21 – NPFG Insured	10/14 at 100.00	AAA	7,456,260

10,095	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007C-1, 5.000%, 11/01/16	No Opt. Call	AAA	11,659,523

10	New York City, New York, General Obligation Bonds, Fiscal Series 1998J, 5.375%, 8/01/13	7/13 at 100.00	AA	10,045

100	New York City, New York, General Obligation Bonds, Fiscal Series 2002A, 5.750%, 8/01/15	7/13 at 100.00	AA	100,471

5,775	New York City, New York, General Obligation Bonds, Fiscal Series 2004I, 5.000%, 8/01/17 – NPFG Insured	8/14 at 100.00	AA	6,114,974

2,620	New York City, New York, General Obligation Bonds, Fiscal Series 2005H, 5.000%, 8/01/17 – NPFG Insured	8/14 at 100.00	Aa2	2,774,239

2,380	New York City, New York, General Obligation Bonds, Fiscal Series 2005H, 5.000%, 8/01/17 (Pre-refunded 8/01/14) – NPFG Insured	8/14 at 100.00	Aa2 (4)	2,520,468

21,235	New York City, New York, General Obligation Bonds, Fiscal Series 2007C-1, 5.000%, 10/01/18	10/17 at 100.00	AA	25,034,154

Nuveen Investments	211

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1:
$1,675	5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AA–	$1,682,169
5,520	5.250%, 6/01/21 – AMBAC Insured	6/13 at 100.00	AA–	5,543,515

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C:
1,115	5.500%, 6/01/18	5/13 at 100.00	AA–	1,119,917
5,205	5.500%, 6/01/19	6/13 at 100.00	AA–	5,228,579
1,200	5.500%, 6/01/20	6/13 at 100.00	AA–	1,205,412
5,725	5.500%, 6/01/21	6/13 at 100.00	AA–	5,751,221

795	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB–	933,155

	Tobacco Settlement Financing Corporation, New York, Asset-Backed Revenue Bonds, State Contingency Contract Secured, Series 2011B:
8,000	5.000%, 6/01/16	No Opt. Call	AA–	9,077,120
8,040	5.000%, 6/01/17	No Opt. Call	AA–	9,370,459
9,015	5.000%, 6/01/18	No Opt. Call	AA–	10,758,591

7,600	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2013B, 5.000%, 11/15/21	No Opt. Call	AA–	9,621,600
221,225	Total New York			248,496,946
	North Carolina – 1.4%

900	North Carolina Capital Facilities Financing Agency, Educational Facilities Revenue Bond, Meredith College, Series 2008A, 5.250%, 6/01/20	6/18 at 100.00	BBB	1,015,857

	North Carolina Capital Facilities Finance Agency, Revenue Bonds, The Methodist University, Series 2012:
605	3.750%, 3/01/23	3/22 at 100.00	BBB	632,788
610	3.750%, 3/01/24	3/22 at 100.00	BBB	633,241

2,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2009A, 5.500%, 1/01/26	1/19 at 100.00	A–	2,321,560

	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2012B:
5,000	5.000%, 1/01/20	No Opt. Call	A–	6,080,050
21,620	5.000%, 1/01/21	No Opt. Call	A–	26,476,717

1,700	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 2008A, 5.250%, 1/01/22 – AGC Insured	1/18 at 100.00	AA–	1,962,735

	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Presbyterian Homes, Series 2006B:
2,035	4.875%, 10/01/13	No Opt. Call	N/R	2,054,251
2,120	5.000%, 10/01/14	No Opt. Call	N/R	2,188,752
2,000	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Novant Health Obligated Group, Series 2003A, 5.000%, 11/01/17	11/13 at 100.00	AA–	2,047,080

5,955	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/26	1/19 at 100.00	A	6,782,805

	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2012A:
5,250	5.000%, 1/01/19	No Opt. Call	A	6,338,588
425	5.000%, 1/01/20	No Opt. Call	A	519,516
520	4.000%, 1/01/20	No Opt. Call	A	602,742
50,740	Total North Carolina			59,656,682
	North Dakota – 0.2%

2,750	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.250%, 11/01/31	11/21 at 100.00	A+	3,443,358

212	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	North Dakota (continued)

	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2006:
$1,180	5.000%, 7/01/14	No Opt. Call	BBB–	$1,227,047
2,410	5.125%, 7/01/20	7/16 at 100.00	BBB–	2,572,314
6,340	Total North Dakota			7,242,719
	Ohio – 2.9%

1,000	Akron, Ohio, Certificates of Participation, Refunding Series 2005, 5.000%, 12/01/15 – AGC Insured	6/15 at 100.00	AA–	1,079,950

1,260	Barberton City School District, Summit County, Ohio, General Obligation Bonds, School Improvement Series 2008, 4.750%, 12/01/21	6/18 at 100.00	AA	1,460,088

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1:
375	5.000%, 6/01/15	No Opt. Call	A1	403,943
1,875	5.000%, 6/01/16	No Opt. Call	A1	2,079,919
35	5.000%, 6/01/17	No Opt. Call	Baa1	39,748

37,910	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/17 at 100.00	B–	35,191,853

3,240	Cleveland, Ohio, Airport System Revenue Bonds, Series 2009C, 5.000%, 1/01/21 – AGM Insured	1/19 at 100.00	AA–	3,744,338

	Cleveland, Ohio, General Obligation Bonds, Series 2011:
1,700	5.000%, 12/01/22	12/19 at 100.00	AA	1,980,772
1,780	5.000%, 12/01/23	12/19 at 100.00	AA	2,051,361

4,740	Columbus, Ohio, Sewerage System Revenue Bonds, Tender Option Bond Trust 2456, 17.366%, 12/01/15 (IF)	No Opt. Call	AA+	7,746,203

2,905	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 5.500%, 8/15/24	8/18 at 100.00	A3	3,293,340

1,095	Mason City School District, Warren and Butler Counties, Ohio, General Obligation Bonds, Refunding Series 2007, 4.375%, 12/01/19 – AGM Insured	12/16 at 100.00	Aaa	1,217,410

	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center Inc., Series 2006:
1,970	5.250%, 5/15/15	No Opt. Call	A2	2,146,985
750	5.250%, 5/15/16	No Opt. Call	A2	846,653

5,450	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/27 (WI/DD, Settling 5/09/13)	2/23 at 100.00	BB+	5,774,275

	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C:
775	4.000%, 10/01/18	No Opt. Call	A1	867,861
870	4.000%, 10/01/19	No Opt. Call	A1	982,856
1,150	4.000%, 10/01/20	No Opt. Call	A1	1,305,929
1,205	5.000%, 10/01/21	No Opt. Call	A1	1,460,942
965	5.000%, 10/01/22	No Opt. Call	A1	1,175,833

	Ohio Higher Education Facilities Commission, Revenue Bonds, John Carroll University, Series 1997:
1,135	4.000%, 4/01/14	No Opt. Call	A3	1,161,536
1,000	4.500%, 4/01/15	No Opt. Call	A3	1,056,250

11,015	Ohio State, General Obligation Bonds, Common Schools Series 2007A, 5.000%, 6/15/15	No Opt. Call	AA+	12,088,412

6,960	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2011B, 4.000%, 9/15/21	No Opt. Call	AA+	8,226,094

8,160	Ohio State, General Obligation Bonds, Refunding Higher Education Series 2012C, 5.000%, 8/01/21	No Opt. Call	AA+	10,342,474

8,000	Ohio State, General Obligation Highway Capital Improvement Bonds, Series 2012Q, 5.000%, 5/01/21	No Opt. Call	AAA	10,103,280

Nuveen Investments	213

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio (continued)

$500	Richland County, Ohio, General Obligation Bonds, Correctional Facilities Improvement Refunding Series 2008, 5.875%, 12/01/24 – AGC Insured	12/18 at 100.00	A2	$589,740

	Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health System Group, Series 2006:
735	5.000%, 11/15/14	No Opt. Call	A–	777,770
805	5.000%, 11/15/16	No Opt. Call	A–	902,936

1,250	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012, 5.000%, 12/01/22	No Opt. Call	N/R	1,370,588
110,610	Total Ohio			121,469,339
	Oklahoma – 0.8%

	Canadian County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Mustang Public Schools Project, Series 2012:
2,290	4.500%, 9/01/21	No Opt. Call	A+	2,653,469
1,415	4.000%, 9/01/23	9/21 at 100.00	A+	1,542,789

250	McClain County Economic Development Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Newcastle Public Schools Project, Series 2006, 4.125%, 9/01/13	No Opt. Call	A–	252,925

2,495	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2005, 5.500%, 9/01/23	9/16 at 100.00	BB+	2,657,998

10,000	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F, 5.000%, 7/01/27 – AMBAC Insured	7/15 at 100.00	AA	10,857,400

8,375	Oklahoma State, General Obligation Bonds, Series 2003A, 5.000%, 7/15/17 (Pre-refunded 7/15/13) – FGIC Insured	7/13 at 101.00	AA+ (4)	8,542,584

	Stillwater Medical Center Authority, Oklahoma, Hospital Revenue Bonds, Series 2005:
700	5.250%, 5/15/13	No Opt. Call	BBB+	701,358
790	5.250%, 5/15/14	No Opt. Call	BBB+	824,460
1,050	5.250%, 5/15/15	5/14 at 100.00	BBB+	1,093,082

3,000	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2009A, 5.375%, 6/01/24	6/15 at 100.00	A3	3,190,410
30,365	Total Oklahoma			32,316,475
	Oregon – 0.6%

	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General Obligation Refunding Bonds, Series 2012B:
4,050	4.000%, 6/15/21	No Opt. Call	AA+	4,795,038
5,900	4.000%, 6/15/22	No Opt. Call	AA+	6,998,934
4,540	4.000%, 6/15/23	No Opt. Call	AA+	5,309,802

4,120	Clackamas Community College District, Oregon, General Obligation Bonds, Series 2007, 5.000%, 6/15/20 – FGIC Insured	No Opt. Call	AA	5,159,723

4,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2009A, 5.000%, 11/15/22	5/19 at 100.00	AAA	4,765,000
22,610	Total Oregon			27,028,497
	Pennsylvania – 4.0%

2,015	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center System, Series 2008B, 5.000%, 6/15/18	No Opt. Call	Aa3	2,410,242

1,000	Allegheny County, Pennsylvania, General Obligation Bonds, Series C69-C70 of 2012, 5.000%, 12/01/25	12/22 at 100.00	A+	1,180,900

26,315	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 2.500%, 12/01/41 (Mandatory put 6/01/17)	No Opt. Call	BBB–	26,642,359

214	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)

$1,315	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2009, 4.125%, 8/01/20	8/19 at 100.00	Aa2	$1,533,579

	Delaware County Authority, Pennsylvania, Hospital Revenue Bonds, Crozer-Chester Medical Center, Refunding Series 2005:
1,275	5.000%, 12/15/15 – RAAI Insured	No Opt. Call	BBB–	1,362,682
1,405	5.000%, 12/15/17 – RAAI Insured	12/15 at 100.00	BBB–	1,486,687

	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008:
535	5.250%, 10/01/20	10/18 at 100.00	BBB	602,838
565	5.375%, 10/01/21	10/18 at 100.00	BBB	634,122

	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann University, Series 2010:
1,000	5.000%, 10/01/21	10/20 at 100.00	BBB	1,128,050
1,050	5.000%, 10/01/25	10/20 at 100.00	BBB	1,149,771

2,265	Delaware County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Series 1997A, 6.100%, 7/01/13	6/13 at 100.00	Ba1	2,274,241

3,140	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.750%, 12/15/27	12/19 at 100.00	N/R	3,310,785

1,300	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2007, 5.000%, 1/01/27	1/17 at 100.00	A	1,369,524

1,000	Montgomery County Industrial Development Authority, Pennsylvania, First Mortgage Revenue Bonds, Whitemarsh Continuing Care, Series 2005, 6.125%, 2/01/28	2/15 at 100.00	N/R	1,018,980

1,220	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23	10/19 at 100.00	BBB+	1,440,320

	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012B:
24,575	5.000%, 7/01/20	7/19 at 100.00	Aaa	30,071,199
2,160	5.000%, 1/01/21	1/19 at 100.00	Aaa	2,605,241
9,575	5.000%, 7/01/21	1/18 at 100.00	Aaa	11,315,544
6,800	5.000%, 1/01/22	7/17 at 100.00	Aaa	7,915,880
6,665	5.000%, 7/01/22	7/16 at 100.00	Aaa	7,557,577

15,020	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38	12/27 at 100.00	A–	15,414,726

3,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Ninth Series, 2010, 5.000%, 8/01/30	8/20 at 100.00	BBB+	3,260,850

10,000	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2005A, 5.000%, 8/01/19 – AMBAC Insured	8/15 at 100.00	AA	10,902,400

4,270	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2010A, 5.000%, 6/01/16	No Opt. Call	AA	4,813,144

11,050	Sayre Healthcare Facility Authority, Pennsylvania, Revenue Bonds, Guthrie Healthcare System, Series 2007, 0.972%, 12/01/24	12/17 at 100.00	AA–	10,338,049

	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2013:
730	5.000%, 12/01/20	No Opt. Call	BBB–	831,207
1,105	5.000%, 12/01/21	No Opt. Call	BBB–	1,255,335
1,625	5.000%, 12/01/22	No Opt. Call	BBB–	1,841,808
1,705	5.000%, 12/01/23	6/23 at 100.00	BBB–	1,923,411
1,795	5.000%, 12/01/24	6/23 at 100.00	BBB–	2,009,000

1,400	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2013, 5.000%, 12/01/19	No Opt. Call	BBB–	1,592,304

2,060	Trinity Area School District, Washington County, Pennsylvania, General Obligation Bonds, Series 2012, 4.000%, 11/01/19 – AGM Insured	No Opt. Call	A1	2,359,812

Nuveen Investments	215

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)

	Westmoreland County Industrial Development Authority, Pennsylvania, Retirement Community Revenue Bonds, Redstone Presbyterian SeniorCare Obligated Group, Series 2005A:
$1,100	5.375%, 1/01/14	No Opt. Call	N/R	$1,118,634
1,200	5.500%, 1/01/16	No Opt. Call	N/R	1,267,812
151,235	Total Pennsylvania			165,939,013
	Puerto Rico – 1.0%

240	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A, 4.250%, 7/01/25	No Opt. Call	BBB–	219,514

3,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007TT, 5.000%, 7/01/24 – NPFG Insured	7/17 at 100.00	BBB+	3,039,210

11,355	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2003H, 5.250%, 7/01/14 – FGIC Insured	No Opt. Call	BBB–	11,713,023

1,015	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2007M, 5.500%, 7/01/35 (Mandatory put 7/01/17) – AMBAC Insured	7/17 at 100.00	BBB–	1,077,697

11,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/32	8/26 at 100.00	A+	11,641,410

10,000	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/16 – NPFG Insured	No Opt. Call	Baa2	10,656,500

4,000	Puerto Rico, General Obligation Bonds, Public Improvement Refunding Series 2008A, 5.000%, 7/01/20	7/18 at 100.00	BBB–	4,123,680
40,610	Total Puerto Rico			42,471,034
	Rhode Island – 0.1%

	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A:
3,055	6.000%, 6/01/23	7/13 at 100.00	Baa1	3,095,998
315	6.125%, 6/01/32	7/13 at 100.00	BBB+	318,119
3,370	Total Rhode Island			3,414,117
	South Carolina – 1.2%

2,055	Charleston Educational Excellence Financing Corporation, South Carolina, Installment Purchase Revenue Bonds, Charleston County School District, South Carolina Project, Series 2004, 5.000%, 12/01/13	No Opt. Call	AA	2,111,862

	Columbia, South Carolina, Waterworks and Sewer System Revenue Bonds, Refunding Series 2012:
2,000	5.000%, 2/01/24	2/22 at 100.00	Aa1	2,485,100
1,215	5.000%, 2/01/25	2/22 at 100.00	Aa1	1,500,987

5,200	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2006, 5.000%, 12/01/24	12/16 at 100.00	AA	5,929,872

2,000	Lexington County Health Service District, South Carolina, Hospital Revenue Refunding and Improvement Bonds, Series 2003, 5.500%, 11/01/23 (Pre-refunded 11/01/13)	11/13 at 100.00	AA– (4)	2,053,460

	Newberry Investing in Children’s Education, South Carolina, Installment Purchase Revenue Bonds, Newberry County School District Project, Series 2005:
1,500	5.250%, 12/01/23	12/15 at 100.00	A2	1,636,200
2,000	5.250%, 12/01/24	12/15 at 100.00	A2	2,181,600

	South Carolina JOBS Economic Development Authority, Hospital Revenue Bonds, Bon Secours Health System Obligated Group, Series 2012:
1,850	5.000%, 11/01/20	No Opt. Call	A–	2,258,147
7,500	5.000%, 11/01/27	No Opt. Call	A–	8,637,375
6,955	5.000%, 11/01/28	No Opt. Call	A–	7,946,296
1,225	5.000%, 11/01/29	No Opt. Call	A–	1,387,815

235	South Carolina JOBS Economic Development Authority, Hospital Facilities Revenue Bonds, Palmetto Health Alliance, Series 2003A, 6.000%, 8/01/13	No Opt. Call	BBB+	238,370

216	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	South Carolina (continued)

$2,000	South Carolina JOBS Economic Development Authority, Hospital Refunding and Improvement Revenue Bonds, Palmetto Health Alliance, Series 2003C, 6.000%, 8/01/13	No Opt. Call	BBB+	$2,028,680

1,000	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding & Improvement Series 2009, 5.000%, 8/01/18	No Opt. Call	BBB+	1,167,050

6,750	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2004B, 5.250%, 10/01/16 – AMBAC Insured	No Opt. Call	A1	7,821,293

1,520	Spartanburg Regional Health Services District, Inc., South Carolina, Hospital Revenue Refunding Bonds, Series 2012A, 5.000%, 4/15/32	4/22 at 100.00	A1	1,693,386
45,005	Total South Carolina			51,077,493
	South Dakota – 0.3%

2,385	Deadwood, South Dakota, Certificates of Participation, Crossover Refunding Series 2005, 5.000%, 11/01/18 – ACA Insured	11/15 at 100.00	A	2,582,025

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Huron Regional Medical Center, Series 2005:
760	5.000%, 4/01/17	7/13 at 100.00	A–	762,637
800	5.000%, 4/01/18	7/13 at 100.00	A–	802,704
840	5.000%, 4/01/19	7/13 at 100.00	A–	842,696
820	5.000%, 4/01/20	7/13 at 100.00	A–	822,485

1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2007, 5.000%, 11/01/19	5/17 at 100.00	A+	1,125,100

1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2009, 5.000%, 11/01/24	11/19 at 100.00	A+	1,130,170

1,500	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Vocational Education Program, Series 2008, 5.125%, 8/01/28 – AGC Insured	8/18 at 100.00	AA	1,696,815

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Westhills Village Retirement Community Project, Series 2006:
300	4.550%, 9/01/14	No Opt. Call	A	311,667
1,770	5.000%, 9/01/25	9/14 at 100.00	A	1,797,824
11,175	Total South Dakota			11,874,123
	Tennessee – 2.0%

2,265	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2008D, 6.125%, 10/01/28	10/18 at 100.00	AA–	2,706,245

3,460	Claiborne County, Tennessee, Industrial Development Board, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2009, 6.125%, 10/01/29	10/19 at 100.00	N/R	3,871,463

3,650	Jackson, Tennessee, Hospital Revenue Refunding Bonds, Jackson-Madison County General Hospital Project, Series 2008, 5.250%, 4/01/23	4/18 at 100.00	A+	4,145,816

	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A:
715	5.000%, 7/01/15	No Opt. Call	BBB+	771,635
750	5.000%, 7/01/18	7/16 at 100.00	BBB+	824,948

5,000	Knox County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc., Series 2007, 5.250%, 4/01/27	4/17 at 100.00	BBB+	5,315,850

	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2012A:
1,400	4.000%, 1/01/22	No Opt. Call	A	1,546,062
3,180	5.000%, 1/01/23	No Opt. Call	A	3,776,345
1,300	4.000%, 1/01/23	No Opt. Call	A	1,428,414
1,750	5.000%, 1/01/24	No Opt. Call	A	2,065,158

Nuveen Investments	217

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tennessee (continued)

	Memphis and Shelby County Port Commission, Tennessee, Port Development Revenue Bonds, Series 2011:
$1,480	5.250%, 4/01/23	4/21 at 100.00	AA–	$1,799,828
1,560	5.250%, 4/01/24	4/21 at 100.00	AA–	1,881,703
1,240	5.250%, 4/01/25	4/21 at 100.00	AA–	1,484,106

1,000	Memphis, Tennessee, General Improvement Bonds, Series 2005, 5.000%, 10/01/16 – NPFG Insured	No Opt. Call	AA	1,151,820

10,000	Memphis, Tennessee, Subordinate Lien Electric System Revenue Bonds, Series 2003A, 5.000%, 12/01/15 (Pre-refunded 12/01/13) – NPFG Insured	12/13 at 100.00	AA+ (4)	10,276,100

12,155	Memphis, Tennessee, Subordinate Lien Electric System Revenue Bonds, Series 2003A, 5.000%, 12/01/13 – NPFG Insured	No Opt. Call	AA+	12,502,755

3,175	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2007C, 5.000%, 11/01/17 – NPFG Insured	No Opt. Call	AA–	3,640,900

4,430	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2009A, 5.125%, 11/01/24	11/19 at 100.00	AA–	5,095,209

	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2009B:
1,000	5.500%, 11/01/20	11/19 at 100.00	AA–	1,231,480
1,860	5.250%, 11/01/25	11/19 at 100.00	AA–	2,129,384

1,400	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.000%, 9/01/19	9/16 at 100.00	BBB+	1,553,762

2,000	Sullivan County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Wellmont Health System, Series 2003, 5.000%, 9/01/16 – RAAI Insured	9/13 at 100.00	BBB+	2,028,140

11,885	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/20	No Opt. Call	A	13,924,228
76,655	Total Tennessee			85,151,351
	Texas – 8.2%

1,110	Alvin Independent School District, Brazoria County, Texas, General Obligation Bonds, Refunding Series 2007, 4.125%, 2/15/19	2/16 at 100.00	AAA	1,200,620

6,000	Bexar County Housing Finance Corporation, Texas, FNMA Guaranteed Multifamily Housing Revenue Bonds, Villas Sonterra Apartments Project, Series 2007A, 4.700%, 10/01/15 (Alternative Minimum Tax)	No Opt. Call	N/R	6,292,200

2,125	Brownsville, Texas, General Obligation Bonds, Refunding Series 2005, 5.000%, 2/15/17 – NPFG Insured	2/15 at 100.00	AA–	2,279,828

3,000	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Refunding Series 2013A, 5.000%, 1/01/33 (WI/DD, Settling 5/16/13)	1/23 at 100.00	BBB–	3,317,040

3,380	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%, 1/01/46	1/21 at 100.00	Baa2	4,002,799

8,000	Conroe Independent School District, Montgomery County, Texas, General Obligation Bonds, School Building and Refunding Series 2012, 5.000%, 2/15/26	2/21 at 100.00	AAA	9,852,400

1,180	Corinth, Texas, Certificates of Obligation, Series 2007, 4.500%, 2/15/19 – NPFG Insured	2/17 at 100.00	Aa2	1,316,750

5,715	Dallas County Utility and Reclamation District, Texas, General Obligation Bonds, Refunding Series 2005A, 5.150%, 2/15/22 – AMBAC Insured	2/17 at 100.00	A3	6,390,056

5,000	Dallas, Texas, General Obligation Bonds, Refunding & Improvements Series 2007, 4.500%, 2/15/27 – NPFG Insured	2/17 at 100.00	AA+	5,528,400

10,010	Dallas, Texas, Waterworks and Sewer System Revenue Bonds, Refunding Series 2007, 5.000%, 10/01/15 – AMBAC Insured	No Opt. Call	AAA	11,134,223

2,440	El Paso County, Texas, General Obligation Bonds, Refunding Series 2007, 5.000%, 2/15/18 – NPFG Insured	No Opt. Call	AA	2,901,502

218	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)

$650	El Paso, Texas, Water and Sewer Revenue Bonds, Refunding Series 2006A, 4.000%, 3/01/18 – AGM Insured	3/15 at 100.00	AA+	$688,103

1,120	Elgin Independent School District, Bastrop County, Texas, General Obligation Bonds, School Building Series 2007, 4.375%, 8/01/19	8/17 at 100.00	AAA	1,272,062

2,000	Fort Bend Independent School District, Fort Bend County, Texas, General Obligation Bonds, School Building Series 2009, 4.550%, 2/15/25	8/19 at 100.00	AA+	2,271,920

2,045	Frisco, Collins and Denton Counties, Texas, Certificates of Obligation, Series 2007, 4.500%, 2/15/16 – AMBAC Insured	No Opt. Call	Aa1	2,268,928

875	Giddings Independent School District, Fayette, Lee, and Washington Counties, Texas, General Obligation Bonds, School Building Series 2007A, 4.250%, 2/15/19	2/17 at 100.00	Aaa	979,676

635	Grand Prairie Independent School District, Dallas County, Texas, General Obligation Bonds, Series 2007A, 4.500%, 2/15/18	2/17 at 100.00	AAA	722,986

1,230	Gregg County Health Facilities Development Corporation, Texas, Revenue Bonds, Good Shepherd Medical Center, Series 2006A, 5.000%, 10/01/13	No Opt. Call	BBB+	1,250,184

	Hale Center Education Facilities Corporation, Texas, Revenue Bonds, Wayland Baptist University Project, Improvement and Refunding Series 2010:
875	4.000%, 3/01/21	No Opt. Call	A–	950,469
500	4.000%, 3/01/22	3/21 at 100.00	A–	537,040
800	4.000%, 3/01/23	3/21 at 100.00	A–	850,024
440	4.250%, 3/01/25	3/21 at 100.00	A–	472,996

1,000	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2004A, 5.250%, 12/01/13	No Opt. Call	A+	1,028,810

1,950	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2008B, 7.125%, 12/01/31 (Pre-refunded 12/01/18)	12/18 at 100.00	A+ (4)	2,591,765

6,930	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, St. Luke’s Episcopal Hospital, Series 1991A, 6.750%, 2/15/21 (ETM)	7/13 at 100.00	AA+ (4)	8,327,573

	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Series 2009A:
5,120	5.000%, 11/01/22	11/19 at 100.00	AA	6,274,611
5,385	5.000%, 11/01/23	11/19 at 100.00	AA	6,569,377
5,660	5.000%, 11/01/24	11/19 at 100.00	AA	6,889,182

2,320	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Tender Option Bond Trust 1014, 13.633%, 11/01/41 (IF)	11/21 at 100.00	AA	3,283,519

	Harrison County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2010:
2,270	5.000%, 7/01/19	No Opt. Call	BBB+	2,636,900
2,380	5.000%, 7/01/20	No Opt. Call	BBB+	2,779,316

2,000	Houston Health Facilities Development Corporation, Texas, Revenue Bonds, Buckingham Senior Living Community Inc., Series 2004A, 7.000%, 2/15/23 (Pre-refunded 2/15/14)	2/14 at 101.00	AA+ (4)	2,125,900

2,145	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Refunding Series 2012D, 5.000%, 11/15/24	11/22 at 100.00	AA	2,689,015

	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011B:
6,355	5.250%, 9/01/24	9/16 at 100.00	A2	7,155,539
6,920	5.250%, 9/01/25	9/16 at 100.00	A2	7,724,450
4,295	5.250%, 9/01/26	9/16 at 100.00	A2	4,763,284

Nuveen Investments	219

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)

	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
$8,000	0.000%, 9/01/22 – AMBAC Insured	No Opt. Call	A2	$5,688,960
3,810	0.000%, 9/01/23 – AMBAC Insured	No Opt. Call	A2	2,562,339

	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2011B:
1,900	5.000%, 7/01/25	7/21 at 100.00	A+	2,254,369
2,025	5.000%, 7/01/26	7/21 at 100.00	A+	2,381,380

	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2012B:
18,225	5.000%, 7/01/31	7/22 at 100.00	A+	20,993,195
5,000	5.000%, 7/01/32	7/22 at 100.00	A+	5,742,250

715	Howard County Junior College District, Texas, General Obligation Bonds, Series 2007, 4.250%, 2/15/18 – AMBAC Insured	2/17 at 100.00	AA–	797,425

1,595	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005, 5.000%, 8/15/14	No Opt. Call	BBB–	1,655,770

6,075	Laredo, Texas, International Toll Bridge Revenue Bonds, Series 2005B, 5.000%, 10/01/18 – AGM Insured	10/15 at 100.00	AA–	6,721,502

	League City, Texas, Waterworks and Sewer System Revenue Bonds, Series 2008:
1,245	4.000%, 2/15/18 – AGM Insured	2/17 at 100.00	AA	1,390,404
1,315	4.375%, 2/15/23 – AGM Insured	2/17 at 100.00	AA	1,463,740

2,000	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	BBB–	2,184,220

1,000	Lubbock Educational Facilities Authority, Texas, Revenue Bonds, Lubbock Christian University, Refunding & Improvement Series 2007, 5.000%, 11/01/16	No Opt. Call	BBB	1,116,260

770	Mansfield Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2006, 5.000%, 2/15/22	2/16 at 100.00	AAA	863,062

	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2012:
4,340	5.000%, 8/15/24	8/22 at 100.00	AA	5,266,113
4,710	5.000%, 8/15/25	8/22 at 100.00	AA	5,644,605
3,920	5.000%, 8/15/26	8/22 at 100.00	AA	4,644,024
7,025	5.000%, 8/15/27	8/22 at 100.00	AA	8,254,656

3,465	North Harris County Regional Water Authority, Texas, Senior Water Revenue Bonds, Series 2003, 5.250%, 12/15/17 (Pre-refunded 12/15/13) – FGIC Insured	12/13 at 100.00	A+ (4)	3,572,380

2,500	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Series 2008A, 6.000%, 1/01/24	1/18 at 100.00	A2	2,940,550

3,050	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Variable Rate Demand Series 2008-E3, 5.750%, 1/01/38 (Mandatory put 1/01/16)	No Opt. Call	A2	3,450,099

	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series 2011D:
8,565	5.250%, 9/01/25	9/21 at 100.00	AA	10,513,966
5,000	5.250%, 9/01/26	9/21 at 100.00	AA	6,084,000

	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A:
2,370	0.000%, 9/01/43	9/31 at 100.00	AA	1,835,518
9,130	0.000%, 9/01/45	9/31 at 100.00	AA	7,713,572

1,000	Northwest Independent School District, Denton County, Texas, General Obligation Bonds, Refunding Series 2006, 4.500%, 2/15/26	2/16 at 100.00	Aaa	1,086,980

1,000	Plano Independent School District, Collin County, Texas, General Obligation Bonds, Series 2008A, 5.000%, 2/15/25	2/18 at 100.00	Aaa	1,176,560

220	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)

$875	San Angelo, Texas, Certificates of Obligation Bonds, Tom Green County Series 2007A, 4.400%, 2/15/19 – NPFG Insured	2/17 at 100.00	AA+	$981,689

3,400	San Antonio, Texas, Electric and Gas System Revenue Refunding Bonds, New Series 1992, 5.000%, 2/01/17 (ETM)	No Opt. Call	AA+ (4)	3,704,980

	San Antonio, Texas, General Obligation Bonds, Series 2006:
1,000	4.125%, 2/01/19	2/16 at 100.00	AAA	1,089,410
1,140	4.250%, 2/01/20	2/16 at 100.00	AAA	1,239,932

575	San Leanna Education Facilities Corporation, Texas, Higher Education Revenue Bonds, Saint Edward’s University Project, Series 2007, 5.000%, 6/01/19	6/17 at 100.00	BBB+	635,801

870	Sunnyvale School District, Texas, General Obligation Bonds, School Building Series 2007, 4.400%, 2/15/20	2/17 at 100.00	AAA	972,721

1,235	Tarrant County Cultural and Educational Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Northwest Senior Housing-Edgemere Project, Series 2006A, 5.750%, 11/15/14	No Opt. Call	N/R	1,298,578

4,825	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Baylor Health Care System, Series 2011A, 5.000%, 11/15/30	11/21 at 100.00	AA–	5,529,691

5,010	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007A, 5.000%, 2/15/19	2/17 at 100.00	AA–	5,715,558

2,210	Teague Independent School District, Freestone County, Texas, Unlimited Tax General Obligation Bonds, School Building Series 2008, 5.000%, 2/15/19	2/18 at 100.00	AAA	2,619,734

5,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/21	No Opt. Call	A3	5,709,200

2,000	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2007, 5.000%, 4/01/17	No Opt. Call	AAA	2,337,440

5,000	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Tender Option Bond Trust 3216, 17.784%, 10/01/14 (IF)	No Opt. Call	AAA	7,476,600

4,645	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund, Series 2008, Trust 2568, 17.571%, 10/01/15 (IF)	No Opt. Call	Aaa	7,639,306

1,500	Texas State, General Obligation Bonds, Water Financial Assistance, Refunding Series 2007A, 5.000%, 8/01/17	No Opt. Call	Aaa	1,775,670

	Travis County Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, Querencia Barton Creek, Series 2005:
1,000	5.250%, 11/15/17	11/15 at 100.00	N/R	1,057,040
900	5.500%, 11/15/25	11/15 at 100.00	N/R	937,161

	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007:
5,000	5.250%, 7/01/26	7/17 at 100.00	Baa1	5,406,050
11,300	5.250%, 7/01/28	7/17 at 100.00	Baa1	12,185,468

	Val Verde County, Texas, Pass-Through Toll Revenue and Limited Tax Bonds, Series 2011:
2,675	3.500%, 8/15/18	No Opt. Call	A	2,874,154
2,900	4.000%, 8/15/19	No Opt. Call	A	3,214,157
3,015	4.000%, 8/15/20	No Opt. Call	A	3,344,208
3,135	4.000%, 8/15/21	No Opt. Call	A	3,479,066

500	Victoria Independent School District, Victoria County, Texas, General Obligation Bonds, Series 2007, 5.000%, 2/15/18	2/17 at 100.00	AAA	581,175

1,000	Victoria, Texas, Utility System Revenue Refunding Bonds, Series 2007, 4.400%, 12/01/19 – AMBAC Insured	12/17 at 100.00	AA–	1,129,350

8,830	Williamson County, Texas, General Obligation Bonds, Limited Tax Refunding Series 2012, 5.000%, 2/15/26	2/22 at 100.00	AAA	10,822,048
303,150	Total Texas			343,073,533

Nuveen Investments	221

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utah – 0.6%

$6,330	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%, 8/15/41	8/19 at 100.00	AA+	$7,127,580

	Utah Associated Municipal Power Systems, Revenue Bonds, Horse Butte Wind Project, Series 2012A:
3,340	5.000%, 9/01/23	9/22 at 100.00	A–	4,059,737
2,000	5.000%, 9/01/25	9/22 at 100.00	A–	2,397,080
2,250	5.000%, 9/01/26	9/22 at 100.00	A–	2,670,705

	Utah, General Obligation Bonds, Series 2009, Trust 2987:
1,250	17.510%, 7/01/21 (IF)	7/18 at 100.00	AAA	2,362,500
2,500	17.510%, 7/01/22 (IF)	7/18 at 100.00	AAA	4,725,000
17,670	Total Utah			23,342,602
	Virgin Islands – 0.2%

1,580	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB+	1,757,102

6,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B, 5.000%, 10/01/25	10/19 at 100.00	BBB+	6,731,160
7,580	Total Virgin Islands			8,488,262
	Virginia – 0.1%

2,370	Chesapeake Hospital Authority, Virginia, Revenue Bonds, Chesapeake General Hospital, Series 2004A, 5.250%, 7/01/13	No Opt. Call	A2	2,389,955

1,260	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	1,375,492
3,630	Total Virginia			3,765,447
	Washington – 2.1%

5,690	Central Valley School District 356 Spokane County, Washington, Unlimited Tax Deferred Interest General Obligation Bonds, Series 1998B, 0.000%, 12/01/14 – FGIC Insured	No Opt. Call	Aa2	5,646,756

4,930	Clark County Public Utility District 1, Washington, Electric System Revenue Bonds, Series 2007, 5.000%, 1/01/19 – FGIC Insured	1/17 at 100.00	A	5,578,640

1,515	Clark County School District 37, Vancouver, Washington, General Obligation Bonds, Series 1998, 5.250%, 12/01/14 – AGM Insured	No Opt. Call	Aa2	1,632,397

2,735	Douglas County Public Utility District 1, Washington, Revenue Bonds, Wells Hydroelectric, Series 1963, 4.000%, 9/01/18 (ETM)	No Opt. Call	AA (4)	2,983,694

3,250	Grant County Public Utility District 2, Washington, Electric System Revenue Bonds, Refunding Series 2011-I, 5.000%, 1/01/20	No Opt. Call	AA	3,958,923

525	King County School District 401, Highline, Washington, General Obligation Bonds, Series 2006, 5.250%, 12/01/25 (Pre-refunded 12/01/16) – AGM Insured	12/16 at 100.00	AA+ (4)	613,142

265	King County School District 412 Shoreline, Washington, General Obligation Bonds, Series 2008, 5.750%, 12/01/21	12/18 at 100.00	AA+	328,740

5,055	King County, Washington, General Obligation Bonds, Harborview Medical Center, Series 2004, 5.000%, 12/01/14 – AMBAC Insured	6/14 at 100.00	AAA	5,316,091

1,175	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Series 2005, 5.375%, 12/01/22	12/15 at 100.00	Baa2	1,266,721

1,000	Spokane County School District 81, Spokane, Washington, General Obligation Bonds, Series 2005, 5.000%, 6/01/16 (Pre-refunded 6/01/15) – NPFG Insured	6/15 at 100.00	Aa1 (4)	1,097,110

8,900	Tacoma, Washington, Electric System Revenue Bonds, Series 2004A, 5.250%, 1/01/16 – FGIC Insured	7/14 at 100.00	AA	9,411,216

6,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.375%, 1/01/31	1/21 at 100.00	A	6,659,100

222	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Washington (continued)

	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009:
$3,125	6.250%, 7/01/24	7/19 at 100.00	Baa3	$3,586,781
2,000	6.750%, 7/01/29	7/19 at 100.00	Baa3	2,316,280

3,250	Washington State Higher Education Facilities Authority, Revenue Bonds, Whitworth University, Series 2009, 5.125%, 10/01/24	10/19 at 100.00	Baa1	3,633,858

4,790	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002, 6.500%, 6/01/26	6/13 at 100.00	A3	4,885,704

12,000	Washington State, General Obligation Bonds, Series 1992B, 6.400%, 6/01/17 – NPFG Insured	No Opt. Call	AA+	13,711,440

3,005	Washington State, General Obligation Bonds, Series 2005A, 5.000%, 1/01/25 – AMBAC Insured	1/15 at 100.00	AA+	3,213,066

3,005	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Series 2008, Trust 2599, 17.780%, 1/01/16 (IF)	No Opt. Call	AA+	5,152,914

3,010	Washington, General Obligation Bonds, Series 2000S-5, 0.000%, 1/01/16 – FGIC Insured	No Opt. Call	AA+	2,957,927

2,275	Washington, Various Purpose General Obligation Bonds, Series 1998C, 5.500%, 7/01/14	No Opt. Call	AA+	2,415,345
77,500	Total Washington			86,365,845
	Wisconsin – 2.3%

2,000	Franklin, Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management of Wisconsin, Inc. Project, Series 2006A, 4.950%, 11/01/16 (Mandatory put 5/01/16) (Alternative Minimum Tax)	No Opt. Call	BBB	2,216,800

	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Refunding Series 2013A:
335	5.000%, 4/01/20	No Opt. Call	Aa3	405,417
795	5.000%, 4/01/21	No Opt. Call	Aa3	968,549
460	5.000%, 4/01/22	No Opt. Call	Aa3	562,129

1,020	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2012A, 5.000%, 7/15/25	7/21 at 100.00	A	1,167,747

2,060	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A, 6.000%, 6/01/30	6/15 at 100.00	Baa2	2,389,064

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Children’s Hospital of Wisconsin Inc., Series 2008B:
1,400	4.350%, 8/15/19	No Opt. Call	AA–	1,645,154
8,670	5.500%, 8/15/29	2/20 at 100.00	AA–	10,001,105

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/23	5/16 at 100.00	BBB	2,095,580

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, EastCastle Place Inc., Series, 5.750%, 12/01/19	7/13 at 100.00	N/R	1,448,320

1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Fort Healthcare Inc., Series 2004, 5.375%, 5/01/18	5/14 at 100.00	BBB+	1,301,713

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity HealthCare Ministry, Series 2007:
2,275	5.000%, 9/01/20	9/17 at 100.00	BBB+	2,484,573
2,505	5.000%, 9/01/22	9/17 at 100.00	BBB+	2,676,142

4,245	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2010A, 5.000%, 6/01/19	No Opt. Call	A2	4,477,796

5,760	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital Inc., Series 1992A, 6.000%, 12/01/22 – FGIC Insured	No Opt. Call	A1	6,627,456

1,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Southwest Health Center Inc., Series 2004A, 6.125%, 4/01/24 (Pre-refunded 4/01/14)	4/14 at 100.00	N/R (4)	1,576,365

Nuveen Investments	223

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)		Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)

$340	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Vernon Memorial Healthcare Inc., Series 2005, 4.650%, 3/01/15		No Opt. Call	BBB	$361,865

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A:
2,455	5.250%, 8/15/19		8/16 at 100.00	A–	2,764,796
11,955	5.250%, 8/15/20		8/16 at 100.00	A–	13,430,725

10,050	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/21		8/16 at 100.00	A–	11,222,735

1,110	Wisconsin Housing and Economic Development Authority, Insured Mortgage Revenue Refunding Bonds, Series 1977A, 5.800%, 6/01/17 (ETM)		No Opt. Call	N/R (4)	1,206,381

9,000	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 6.000%, 5/01/27		5/19 at 100.00	AA–	11,115,720

10,170	Wisconsin State, General Obligation Bonds, Series 2005I, 5.000%, 5/01/16 – NPFG Insured		5/15 at 100.00	AA	11,114,754

1,450	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, The Medical College of Wisconsin, Inc., Series 2004A, 5.000%, 12/01/15 – NPFG Insured		12/14 at 100.00	A+	1,540,451
84,805	Total Wisconsin				94,801,337
	Wyoming – 0.1%

2,250	Lincoln County, Wyoming, Pollution Control Revenue Refunding Bonds, PacifiCorp Project, Series 1995, 0.000%, 11/01/25 (Alternative Minimum Tax)		No Opt. Call	A2	2,257,380
$3,729,366	Total Municipal Bonds (cost $3,836,699,425)				4,116,989,292

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0%

	Transportation – 0.0%

$194	Las Vegas Monorail Company, Senior Interest Bonds (8), (9)	5.500%	7/15/19	N/R	$48,514
57	Las Vegas Monorail Company, Senior Interest Bonds (8), (9)	3.000%	7/15/55	N/R	11,357
$251	Total Corporate Bonds (cost $4,771)				59,871
	Total Investments (cost $3,836,704,196) – 98.2%				4,117,049,163
	Other Assets Less Liabilities – 1.8%				75,729,562
	Net Assets – 100%				$4,192,778,725

224	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	During July 2010, the original issue for this security (1,000,000 par, 5.400% coupon and May, 15, 2014 maturity) was restructured into two new securities. The first security, which is 30% of the original issue, has 300,000 par, 0.000% coupon and May 15, 2050 maturity. The second security, which is the remaining 70% of the issue, has a 700,000 par, 5.400% coupon and May 15, 2017 maturity. During September 2011, the Adviser concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)	During July 2010, the original issue for this security (1,000,000 par, 5.500% coupon and May, 15, 2015 maturity) was restructured into two new securities. The first security, which is 30% of the original issue, has 300,000 par, 0.000% coupon and May 15, 2050 maturity. The second security, which is the remaining 70% of the issue, has a 700,000 par, 5.500% coupon and May 15, 2018 maturity. During September 2011, the Adviser concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(8)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(9)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an interest rate of 5.500% maturing on July 15, 2019 and the second with an interest rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

N/R	Not rated.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	225

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	MUNICIPAL BONDS – 95.2%

	National – 0.1%

$5,074	BB&T Various States Municipal Trust Pool, Class B Certificates, Series 2011, 0.340%, 9/01/14	No Opt. Call	AA–	$5,073,705
	Alabama – 0.4%

	Health Care Authority for Baptist Health, Alabama, Revenue Bonds, Baptist Health, Series 2006D:
1,000	5.000%, 11/15/13	No Opt. Call	A3	1,017,210
1,000	5.000%, 11/15/14	No Opt. Call	A3	1,044,920

1,075	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A, 5.250%, 1/01/15	1/14 at 100.00	B	1,075,860

5,000	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds, Alabama Power Company Barry Plan, Series 2007A, 1.650%, 6/01/34 (Mandatory put 3/20/17)	No Opt. Call	A+	5,148,950

570	Pell City, Alabama, Special Care Facilities Financing Authority, Revenue Bonds, Noland Health Services, Series 2007A, 5.000%, 12/01/13 (ETM)	No Opt. Call	Aaa	585,738

4,890	The Special Care Facilities Financing Authority of the City of Birmingham, Alabama, Medical Center East Health Care Facility Revenue Bonds, Series 1986 Refunding, 7.250%, 7/01/15 – NPFG Insured (ETM)	No Opt. Call	A (4)	5,279,146
13,535	Total Alabama			14,151,824
	Alaska – 0.5%

	Alaska State, Sport Fishing Revenue Bonds, Series 2011:
2,680	5.000%, 4/01/18	No Opt. Call	A1	3,115,982
1,360	5.000%, 4/01/19	No Opt. Call	A1	1,607,751

7,745	Anchorage, Alaska, General Obligation Bonds, Series 2003B, 5.000%, 9/01/19 (Pre-refunded 9/01/13) – FGIC Insured	9/13 at 100.00	AA+ (4)	7,869,230

7,530	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 4.625%, 6/01/23	6/14 at 100.00	Ba1	7,558,991
19,315	Total Alaska			20,151,954
	Arizona – 4.0%

1,000	Arizona Board of Regents, Arizona State University System Revenue Bonds, Refunding Bonds, Series 2013A, 4.000%, 7/01/16	No Opt. Call	AA	1,108,580

400	Arizona Board of Regents, University of Arizona, System Revenue Refunding Bonds, Series 1992A, 6.200%, 6/01/16	No Opt. Call	AA	427,476

	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A:
550	2.000%, 2/01/15	No Opt. Call	BBB+	558,822
1,000	3.000%, 2/01/16	No Opt. Call	BBB+	1,046,820
950	4.000%, 2/01/17	No Opt. Call	BBB+	1,036,726
2,000	5.000%, 2/01/18	No Opt. Call	BBB+	2,305,480

2,955	Arizona School Facilities Board, Certificates of Participation, Series 2008, 5.500%, 9/01/16	No Opt. Call	A+	3,426,618

895	Arizona State University, System Revenue Bonds, Series 2005, 5.000%, 7/01/27 – AMBAC Insured	7/15 at 100.00	Aa3	969,724

	Arizona State, Certificates of Participation, Department of Administration Series 2010B:
11,950	5.000%, 10/01/16 – AGC Insured	No Opt. Call	AA–	13,570,062
760	5.000%, 10/01/17 – AGM Insured	No Opt. Call	AA–	881,448

7,760	Arizona State, Certificates of Participation, Series 2008A, 5.000%, 9/01/21 – AGM Insured	3/18 at 100.00	AA–	8,809,230

	Arizona State, Certificates of Participation, Series 2010A:
4,700	5.000%, 10/01/16 – AGM Insured	No Opt. Call	AA–	5,337,179
11,935	5.000%, 10/01/17 – AGM Insured	No Opt. Call	AA–	13,842,213
2,960	5.000%, 10/01/19 – AGM Insured	No Opt. Call	AA–	3,563,100

226	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arizona (continued)

	Arizona State, State Lottery Revenue Bonds, Series 2010A:
$4,105	5.000%, 7/01/15 – AGM Insured	No Opt. Call	AA	$4,498,875
1,890	5.000%, 7/01/16 – AGM Insured	No Opt. Call	AA	2,137,930
2,335	5.000%, 7/01/17 – AGM Insured	No Opt. Call	AA	2,711,332
5,100	5.000%, 7/01/18 – AGM Insured	No Opt. Call	AA	6,061,554

	City of Mesa, Arizona, General Obligation Refunding Bonds, Series 2012:
2,000	2.000%, 7/01/14	No Opt. Call	AA	2,038,840
1,855	3.000%, 7/01/17 – SYNCORA GTY Insured	No Opt. Call	AA	2,010,505
1,425	4.000%, 7/01/20	No Opt. Call	AA	1,662,605
2,225	4.000%, 7/01/21	No Opt. Call	AA	2,601,804
2,055	4.000%, 7/01/22	No Opt. Call	AA	2,400,589

2,205	Greater Arizona Development Authority, Infrastructure Revenue Bonds, Series 2006A, 5.000%, 8/01/19 – NPFG Insured	8/16 at 100.00	A1	2,488,387

3,000	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/15 (ETM)	No Opt. Call	N/R (4)	3,258,780

3,550	Mesa, Arizona, Excise Tax Revenue Bonds, Series 2013, 5.000%, 7/01/27	7/17 at 100.00	AA+	4,014,198

	Mesa, Arizona, Street and Highway User Revenue Refunding Bonds, Series 2012:
2,020	5.000%, 7/01/16	No Opt. Call	AA	2,289,387
2,040	5.000%, 7/01/21	No Opt. Call	AA	2,509,526
4,015	5.000%, 7/01/22	No Opt. Call	AA	4,962,701

	Mesa, Arizona, Utility System Revenue Bonds, Refunding Series 2012:
5,370	5.000%, 7/01/20	No Opt. Call	Aa2	6,610,202
6,115	5.000%, 7/01/21	No Opt. Call	Aa2	7,582,355

3,070	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Refunding Series 2011, 4.000%, 7/01/15	No Opt. Call	AAA	3,306,728

1,625	Pima County, Arizona, Sewer Revenue Bonds, Series 2011B, 4.000%, 7/01/13	No Opt. Call	AA–	1,635,530

19,650	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2009B, 4.000%, 1/01/18	No Opt. Call	Aa1	22,492,176

755	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/16	No Opt. Call	A–	840,096

300	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007, 4.500%, 4/01/17	10/13 at 100.00	A–	302,592

1,225	Vistancia Community Facilities District, Peoria, Arizona, General Obligation Bonds, Series 2005, 5.000%, 7/15/14	No Opt. Call	A1	1,267,973

1,925	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.500%, 12/01/17 (Alternative Minimum Tax)	No Opt. Call	N/R	1,766,265
129,670	Total Arizona			148,334,408
	Arkansas – 0.1%

3,000	Jefferson County, Arkansas, Pollution Control Revenue Refunding Bonds, Entergy Arkansas, Inc. Project, Series 2013, 1.550%, 10/01/17	No Opt. Call	A–	3,041,490
	California – 5.0%

	Alameda Corridor Transportation Authority, California, Senior Lien Revenue Refunding Bonds, Series 2013A:
1,040	5.000%, 10/01/19	No Opt. Call	A	1,262,851
1,755	5.000%, 10/01/20	No Opt. Call	A	2,144,399
2,300	5.000%, 10/01/21	No Opt. Call	A	2,832,174

	California Department of Water Resources, Power Supply Revenue Bonds, Series 2010L:
3,600	5.000%, 5/01/16	No Opt. Call	AA	4,087,440
3,410	5.000%, 5/01/17	No Opt. Call	AA	3,998,396

Nuveen Investments	227

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)

$3,805	California Department of Water Resources, Power Supply Revenue Bonds, Series 2010M, 4.000%, 5/01/16	No Opt. Call	AA	$4,209,243

3,015	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2009F, 5.000%, 7/01/27 (Mandatory put 7/01/14)	No Opt. Call	A	3,172,443

1,000	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/13	No Opt. Call	AAA	1,025,890

1,875	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2008A, 1.450%, 8/15/33 (Mandatory put 3/15/17)	No Opt. Call	AA	1,910,756

2,400	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2012C, 1.450%, 8/15/23 (Mandatory put 3/15/17)	No Opt. Call	AA	2,445,768

	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I:
4,440	5.000%, 11/01/16	No Opt. Call	A2	5,086,153
3,675	5.000%, 11/01/17	No Opt. Call	A2	4,328,011

	California State, Economic Recovery Revenue Bonds, Refunding Series 2009A:
1,660	5.000%, 7/01/16	No Opt. Call	Aa3	1,887,835
95	5.250%, 7/01/21	7/19 at 100.00	Aa3	116,388

4,185	California State, Economic Recovery Revenue Bonds, Refunding Series 2009B, 5.000%, 7/01/23 (Mandatory put 7/01/14)	No Opt. Call	Aa3	4,411,660

5,000	California State, General Obligation Bonds, Various Purpose Series 2009, 5.000%, 10/01/16	No Opt. Call	A1	5,736,600

	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2009A:
5,000	5.000%, 4/01/14	No Opt. Call	A+	5,216,550
5,015	5.000%, 4/01/16	No Opt. Call	A+	5,658,876

1,955	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2009E-1, 5.000%, 4/01/44 (Mandatory put 5/01/17)	No Opt. Call	A+	2,269,305

10,525	California Statewide Communities Development Authority, Revenue Bonds, State of California Proposition 1A Receivables Program, Series 2009, 5.000%, 6/15/13	No Opt. Call	A1	10,588,676

1,000	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G, 5.250%, 7/01/13	No Opt. Call	BBB–	1,008,570

1,110	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2002C, 5.000%, 11/01/29 (Mandatory put 5/01/17)	No Opt. Call	A+	1,291,307

9,375	Chula Vista, California, Industrial Development Revenue Bonds, San Diego Gas & Electric Company, Refunding Series 2006A, 1.650%, 7/01/18	9/15 at 100.00	Aa3	9,566,813

1,000	Del Mar Race Track Authority, California, Revenue Bonds, Series 2005, 5.000%, 8/15/13	No Opt. Call	BBB–	1,009,070

	Delano, California, Certificates of Participation, Delano Regional Medical Center, Series 2012:
1,355	4.000%, 1/01/18	No Opt. Call	BBB–	1,469,227
1,410	5.000%, 1/01/19	No Opt. Call	BBB–	1,610,826
1,500	5.000%, 1/01/20	No Opt. Call	BBB–	1,709,715
1,595	5.000%, 1/01/21	No Opt. Call	BBB–	1,825,557

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1:
16,487	6.250%, 6/01/33 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	16,572,073
7,430	6.750%, 6/01/39 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	7,471,534
1,115	6.625%, 6/01/40 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	1,121,110

228	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
$3,170	5.000%, 6/01/15	No Opt. Call	A1	$3,414,661
2,665	5.000%, 6/01/16	No Opt. Call	A2	2,956,258
10,760	4.500%, 6/01/27	6/17 at 100.00	B	10,496,380
650	5.000%, 6/01/33	6/17 at 100.00	B	599,612

12,000	Inland Valley Development Agency, California, Tax Allocation Bonds, Series 2011C, 4.500%, 3/01/41 (Mandatory put 3/01/16)	No Opt. Call	A	12,818,400

1,785	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales Tax Revenue Bonds, Senior Lien Series 2010B, 5.000%, 6/01/20	No Opt. Call	AAA	2,251,135

965	Los Angeles Harbors Department, California, Revenue Bonds, Series 1988, 7.600%, 10/01/18 (ETM)	No Opt. Call	AA+ (4)	1,150,483

	Moulton Niguel Water District, California, Certificates of Participation, Refunding Series 2003:
1,850	5.000%, 9/01/19 – AMBAC Insured	9/16 at 100.00	AAA	2,058,070
2,255	5.000%, 9/01/20 – AMBAC Insured	9/16 at 100.00	AAA	2,493,083

6,160	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Bond Anticipation Notes Series 2010, 0.000%, 5/01/15	No Opt. Call	AA	6,082,322

6,250	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 5.250%, 11/01/21	11/20 at 100.00	Baa3	6,997,500

1,715	Sacramento, California, Special Tax Bonds, North Natomas Community Facilities District 4, Series 2003C, 5.750%, 9/01/22	9/13 at 101.00	N/R	1,744,292

170	San Bernardino, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1990A, 7.500%, 5/01/23 (ETM)	No Opt. Call	Aaa	223,383

	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006:
1,420	5.000%, 9/01/14	No Opt. Call	Baa2	1,482,437
1,500	5.000%, 9/01/15	No Opt. Call	Baa2	1,605,705

2,200	San Francisco Public Utilities Commission, California, Wastewater Revenue Bonds, Series 2013A, 4.000%, 10/01/15	No Opt. Call	AA–	2,394,128

750	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Senior Lien Toll Road Revenue Bonds, Series 1993, 0.000%, 1/01/14 (ETM)	No Opt. Call	Aaa	749,025

5,000	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2004A, 4.250%, 8/01/15 – NPFG Insured	8/14 at 100.00	BBB	5,037,100

1,995	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/15 – NPFG Insured	No Opt. Call	Baa2	2,181,652

	Sierra View Local Health Care District, California, Revenue Bonds, Refunding Series 2010:
500	3.500%, 7/01/16	No Opt. Call	A	520,175
500	3.800%, 7/01/17	No Opt. Call	A	529,240

1,415	William S. Hart Union High School District, Los Angeles County, California, General Obligation Bonds, 2008 Election, Series 2013C, 2.000%, 8/01/14	No Opt. Call	Aa2	1,447,036
174,802	Total California			186,277,293
	Colorado – 2.2%

2,750	Broomfield, Colorado, Sewer Activity Enterprise, Sewer and Wastewater Reclamation Revenue Bonds, Refunding Series 2012, 4.000%, 12/01/20	No Opt. Call	A2	3,128,345

	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006:
1,000	5.000%, 6/01/14	No Opt. Call	A–	1,045,970
2,320	5.250%, 6/01/17	6/16 at 100.00	A–	2,593,621

Nuveen Investments	229

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)

$1,120	Colorado State Board of Community Colleges and Occupational Education, Systemwide Revenue Bonds, Series 2010C, 4.000%, 11/01/14	No Opt. Call	Aa3	$1,175,070

	Colorado Water Resources and Power Development Authority, Clean Water Revolving Fund Revenue Bonds, Series 2004A:
80	5.000%, 9/01/23 (Pre-refunded 9/01/14)	9/14 at 100.00	Aaa	85,041
3,840	5.000%, 9/01/23 (Pre-refunded 9/01/14)	9/14 at 100.00	AAA	4,081,958

	Denver School District 1, Colorado, General Obligation Bonds, Series 2012B:
7,000	4.000%, 12/01/18	No Opt. Call	AA+	8,132,530
4,500	4.000%, 12/01/19	No Opt. Call	AA+	5,285,655
7,120	4.000%, 12/01/20	No Opt. Call	AA+	8,429,938

	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, Stapleton Senior Refunding Series 2013A-1:
2,890	5.000%, 12/01/14	No Opt. Call	A–	3,093,485
1,850	5.000%, 12/01/15	No Opt. Call	A–	2,052,242

15,955	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007C-2, 5.000%, 9/01/39 (Mandatory put 9/02/13) – NPFG Insured	No Opt. Call	A	16,161,617

4,500	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004C, 5.000%, 9/01/17 – NPFG Insured	No Opt. Call	Baa2	5,002,470

2,550	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2006A, 5.000%, 9/01/13 – NPFG Insured (ETM)	No Opt. Call	A (4)	2,590,469

2,665	Eagle, Garfield and Routt Counties School District RE50J, Colorado, General Obligation Bonds, Series 2005, 5.000%, 12/01/15 – AGM Insured	No Opt. Call	Aa2	2,975,179

955	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds, Series 2007, 6.100%, 1/01/17	No Opt. Call	N/R	1,002,597

10,000	Northwest Parkway Public Highway Authority, Colorado, Revenue Bonds, Senior Series 2001C, 5.800%, 6/15/25 (Pre-refunded 6/15/16) – AGM Insured	6/16 at 100.00	AA– (4)	11,617,300

	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013:
1,200	4.000%, 12/01/15	No Opt. Call	N/R	1,267,656
1,000	5.000%, 12/01/17	No Opt. Call	N/R	1,115,020
1,000	5.000%, 12/01/18	No Opt. Call	N/R	1,130,120
74,295	Total Colorado			81,966,283
	Connecticut – 0.4%

3,840	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Series 1999B, 1.550%, 11/15/29 (Mandatory put 2/01/17)	No Opt. Call	AA+	3,949,594

630	Connecticut State Development Authority, Health Facilities Revenue Bonds, Alzheimer’s Resource Center of Connecticut, Inc., Series 2007, 5.200%, 8/15/17	No Opt. Call	N/R	682,277

1,700	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/20 (Alternative Minimum Tax)	7/13 at 100.00	BBB	1,706,732

	New Britain, Connecticut, General Obligation Bonds, Series 2012:
2,670	3.000%, 3/15/16 – AGM Insured	No Opt. Call	A2	2,828,972
2,670	3.000%, 3/15/17 – AGM Insured	No Opt. Call	A2	2,862,854

1,915	New Haven, Connecticut, General Obligation Bonds, Refunding Series 2010A-1, 5.000%, 2/01/14	No Opt. Call	A1	1,981,853
13,425	Total Connecticut			14,012,282
	Delaware – 0.4%

755	Delaware Health Facilities Authority, Revenue Bonds, Beebe Medical Center, Series 2005A, 5.000%, 6/01/14	No Opt. Call	BBB–	778,254

8,850	Delaware State, General Obligation Bonds, Series 2013A, 5.000%, 8/01/17	No Opt. Call	AAA	10,496,985

230	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Delaware (continued)

$5,000	University of Delaware, Revenue Bonds, Series 2013C, 0.700%, 11/01/37 (Mandatory put 5/01/16)	No Opt. Call	AA+	$5,009,600
14,605	Total Delaware			16,284,839
	District of Columbia – 0.1%

	District of Columbia, Income Tax Secured Revenue Bonds, Series 2009D:
1,100	5.000%, 12/01/16	No Opt. Call	AAA	1,273,789
1,105	5.000%, 12/01/17	No Opt. Call	AAA	1,316,033
2,205	Total District of Columbia			2,589,822
	Florida – 5.8%

	Citizens Property Insurance Corporation, Florida, High Risk Assessment Revenue, Senior Secured Bonds, Series 2009A-1:
35	5.500%, 6/01/14	No Opt. Call	A+	36,975
7,255	6.000%, 6/01/16	No Opt. Call	A+	8,393,672
275	5.375%, 6/01/16	No Opt. Call	A+	313,115
1,850	5.500%, 6/01/17	No Opt. Call	A+	2,173,436

	Citizens Property Insurance Corporation, Florida, High-Risk Account Revenue Bonds, Coastal Account Senior Secured Series 2011A-1:
4,000	5.000%, 6/01/18	No Opt. Call	A+	4,713,880
170	5.000%, 6/01/19	No Opt. Call	A+	204,083

	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1:
5,150	5.000%, 6/01/14	No Opt. Call	A+	5,412,702
575	5.250%, 6/01/17	No Opt. Call	A+	669,800

	City of Tampa, Florida, Refunding and Capital Improvement Cigarette Tax Allocation Bonds, H. Lee Moffitt Cancer Center Project, Series 2012A:
250	3.000%, 9/01/14	No Opt. Call	A+	257,740
400	3.000%, 9/01/15	No Opt. Call	A+	419,672
400	4.000%, 9/01/17	No Opt. Call	A+	444,816
815	5.000%, 9/01/18	No Opt. Call	A+	961,113
660	5.000%, 9/01/19	No Opt. Call	A+	789,479
700	5.000%, 9/01/20	No Opt. Call	A+	842,681
575	5.000%, 9/01/21	No Opt. Call	A+	697,883

6,000	Escambia County, Florida, Pollution Control Revenue Refunding Bonds, Gulf Power Company Project, Series 2003, 1.550%, 6/01/23 (Mandatory put 6/15/16) (Alternative Minimum Tax)	No Opt. Call	A	6,112,500

1,075	Florida Board of Education, Lottery Revenue Bonds, Series 2008B, 4.000%, 7/01/13	No Opt. Call	AAA	1,082,020

	Florida Citizens Property Insurance Corporation, High Risk Account Revenue Bonds, Series 2007A:
1,155	5.000%, 3/01/14 – NPFG Insured	No Opt. Call	A+	1,200,599
7,200	5.000%, 3/01/15 – NPFG Insured	No Opt. Call	A+	7,781,328
540	5.000%, 3/01/16 – NPFG Insured	No Opt. Call	A+	603,796
2,385	5.000%, 3/01/17 – NPFG Insured	No Opt. Call	A+	2,736,239

	Florida Citizens Property Insurance Corporation, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1:
10,300	5.000%, 6/01/15	No Opt. Call	A+	11,237,918
7,625	5.000%, 6/01/17	No Opt. Call	A+	8,806,189

	Florida Department of Environmental Protection, Florida Forever Revenue Bonds, Series 2007B:
4,480	5.000%, 7/01/17 – NPFG Insured	No Opt. Call	AA–	5,234,029
6,575	5.000%, 7/01/19 – NPFG Insured	7/17 at 101.00	AA–	7,609,839

10,000	Florida Hurricane Catastrophe Fund, Financial Corporation Revenue Bonds, Series 2010A, 5.000%, 7/01/15	No Opt. Call	AA	10,990,400

2,580	Florida Municipal Power Agency, Revenue Bonds, St. Lucie Project, Refunding Series 2011A, 5.000%, 10/01/20	No Opt. Call	A2	3,150,438

Nuveen Investments	231

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)

$500	Florida Municipal Power Agency, Revenue Bonds, St. Lucie Project, Refunding Series 2012A, 4.000%, 10/01/15	No Opt. Call	A1	$539,860

	Florida State Board of Education, Lottery Revenue Bonds, Series 2010A:
6,155	5.000%, 7/01/15	No Opt. Call	AAA	6,763,853
2,830	5.000%, 7/01/16	No Opt. Call	AAA	3,225,153
1,190	5.000%, 7/01/17	No Opt. Call	AAA	1,395,620

8,035	Florida State Division of Bond Finance, Preservation 2000 Revenue Bonds, Department of Environmental Protection, Series 1998A, 6.000%, 7/01/13 – AGM Insured	No Opt. Call	AA–	8,114,225

4,610	Hernando County, Florida, Revenue Bonds, Criminal Justice Complex Financing Program, Series 1986, 7.650%, 7/01/16 – FGIC Insured	No Opt. Call	N/R	5,439,754

500	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2003D, 5.875%, 11/15/29 (Pre-refunded 11/15/13)	11/13 at 100.00	N/R (4)	514,990

1,650	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Refunding Bonds, Tampa General Hospital, Series 2003A, 5.000%, 10/01/13	No Opt. Call	A3	1,682,159

	Jacksonville, Florida, Special Revenue Bonds, Series 20120C:
2,500	5.000%, 10/01/17	No Opt. Call	Aa2	2,948,750
3,000	5.000%, 10/01/18	No Opt. Call	Aa2	3,609,510
2,000	5.000%, 10/01/19	No Opt. Call	Aa2	2,440,880
1,250	5.000%, 10/01/20	No Opt. Call	Aa2	1,542,000

900	JEA, Florida, Electric System Revenue Bonds, Subordinate Series 2013B, 5.000%, 10/01/15	No Opt. Call	AA	997,848

	Manatee County, Florida, Revenue Refunding and Improvement Bonds, Series 2013:
1,000	5.000%, 10/01/15	No Opt. Call	AA+	1,108,720
2,500	5.000%, 10/01/20	No Opt. Call	AA+	3,109,175

1,540	Marion County School Board, Florida, Certificates of Participation, Series 2007B, 5.000%, 6/01/18 – AMBAC Insured	6/17 at 100.00	A1	1,737,074

355	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013, 3.950%, 12/15/21 (Alternative Minimum Tax)	6/20 at 100.00	BB	360,169

	Miami-Dade County Industrial Development Authority, Florida, Solid Waste Revenue Bonds, Waste Management Inc. of Florida Projects 1&2, Series 2004:
3,725	3.750%, 12/01/18	No Opt. Call	BBB	4,066,843
4,000	3.750%, 12/01/18	No Opt. Call	BBB	4,367,080

	Miami-Dade County, Florida, Special Obligation Bonds, Capital Asset Acquisition, Series 2010E:
1,515	4.000%, 4/01/15	No Opt. Call	Aa3	1,610,915
1,640	4.000%, 4/01/17	No Opt. Call	Aa3	1,806,870
1,705	5.000%, 4/01/18	No Opt. Call	Aa3	1,989,206
1,790	5.000%, 4/01/19	No Opt. Call	Aa3	2,121,615
1,880	5.000%, 4/01/20	No Opt. Call	Aa3	2,250,811

2,830	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Refunding Series 2008B, 5.250%, 10/01/17 – AGM Insured	No Opt. Call	Aa2	3,344,296

	North Brevard County Hospital District, Florida, Revenue Bonds, Parrish Medical Center Project, Refunding Series 2008:
1,220	5.000%, 10/01/14	No Opt. Call	A–	1,284,599
1,145	5.125%, 10/01/16	No Opt. Call	A–	1,282,824

12,035	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010, 5.000%, 10/01/20	No Opt. Call	A	13,913,062

5,075	Orlando Utilities Commission, Florida, Water and Electric Revenue Bonds, Series 1996A, 3.750%, 10/01/23 (Pre-refunded 10/01/13)	10/13 at 100.00	AA (4)	5,149,958

232	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)

	Orlando-Orange County Expressway Authority, Florida, Expressway Revenue Bonds, Series 2012:
$2,500	5.000%, 7/01/18	No Opt. Call	A	$2,982,425
2,000	5.000%, 7/01/19	No Opt. Call	A	2,424,160

2,295	Orlando-Orange County Expressway Authority, Florida, Senior Lien Revenue Bonds, Series 1988, 7.625%, 7/01/18 – AMBAC Insured (ETM)	No Opt. Call	A (4)	2,879,169

	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Series 2004:
2,105	5.000%, 4/01/18 – NPFG Insured	4/14 at 100.00	Aa3	2,193,684
2,020	5.000%, 4/01/19 – NPFG Insured	4/14 at 100.00	Aa3	2,104,335

5,000	Palm Beach County Solid Waste Authority, Florida, Refunding Revenue Bonds, Series 2011, 5.000%, 10/01/25	10/21 at 100.00	AA+	5,996,150

7,425	Port Everglades Authority, Florida, Port Facilities Revenue Bonds, Series 1986, 7.125%, 11/01/16 (ETM)	No Opt. Call	Aaa	8,369,015

2,250	Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole Electric Cooperative, Series 2007A, 5.350%, 3/15/42 (Mandatory put 5/01/18) – AMBAC Insured	No Opt. Call	A–	2,658,173

110	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 0.000%, 5/01/39	5/17 at 100.00	N/R	84,123

340	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40	5/19 at 100.00	N/R	212,840

115	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40	5/22 at 100.00	N/R	53,590

165	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.375%, 5/01/17 (5)	No Opt. Call	N/R	2

20	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007-1. RMKT, 6.375%, 5/01/17 (5)	No Opt. Call	N/R	11,501

225	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1, 6.375%, 5/01/17	No Opt. Call	N/R	220,691

740	Tolomato Community Development District, Florida, Special Assessment Bonds, Southern/Forbearance Parcel Series 2007-2, 6.375%, 5/01/17 (5)	No Opt. Call	N/R	298,398

3,110	Volusia County School Board, Florida, Sales Tax Revenue Bonds, Series 2004, 5.250%, 10/01/16 – AGM Insured	No Opt. Call	AA–	3,471,351
192,520	Total Florida			215,553,768
	Georgia – 2.6%

5,900	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company – Vogtle Plant, First Series 2012, 1.750%, 12/01/49 (Mandatory put 6/01/17)	No Opt. Call	A	6,087,915

9,000	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company – Vogtle Plant, Second Series 2012, 1.750%, 12/01/49 (Mandatory put 6/01/17)	No Opt. Call	A	9,242,820

13,000	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company – Vogtle Plant, Series 2008, 1.400%, 11/01/48 (Mandatory put 4/01/15)	No Opt. Call	A+	13,191,880

5,000	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company, Fourth Series 1994, 1.200%, 10/01/32 (Mandatory put 4/01/14)	No Opt. Call	A+	5,030,900

3,700	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company, Ninth Series 1994, 1.200%, 10/01/32 (Mandatory put 4/01/14)	No Opt. Call	A+	3,727,639

Nuveen Investments	233

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Georgia (continued)

$3,345	Cobb County Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Georgia Waste Management Project, Series 2004A, 2.000%, 4/01/33 (Mandatory put 10/01/14)	No Opt. Call	BBB	$3,415,145

	Columbia County, Georgia, General Obligation Sales Tax Bonds, Series 2009:
1,310	5.000%, 4/01/15	No Opt. Call	AAA	1,427,219
1,450	5.000%, 4/01/17	No Opt. Call	AAA	1,694,644

	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Second Resolution Series 2011A:
700	4.000%, 10/01/14	No Opt. Call	Aa3	735,889
200	2.000%, 10/01/14	No Opt. Call	Aa3	204,596
500	4.000%, 10/01/15	No Opt. Call	Aa3	541,840

1,000	Fulton County Development Authority, Georgia, Revenue Bonds, Robert W. Woodruff Arts Center, Inc. Project, Refunding Series 2009B, 5.000%, 3/15/16	No Opt. Call	A2	1,116,600

280	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 1991V, 6.600%, 1/01/18 – NPFG Insured	No Opt. Call	A1	317,335

2,105	Georgia State, General Obligation Bonds, Series 2009B, 4.000%, 1/01/21	1/19 at 100.00	AAA	2,428,960

11,440	Georgia State, General Obligation Bonds, Series 2009D, 5.000%, 5/01/20	5/19 at 100.00	AAA	14,063,650

10,000	Gwinnett County School District, Georgia, General Obligation Bonds, Sales Tax Series 2012A, 4.000%, 10/01/16	No Opt. Call	AAA	11,186,900

3,300	Henry County School District, Georgia, General Obligation Bonds, Refunding Series 2012, 2.000%, 12/01/14	No Opt. Call	AA+	3,388,968

170	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Refunding Bonds, Series 1992N, 6.250%, 7/01/18 – NPFG Insured	No Opt. Call	Aa2	193,127

1,000	Municipal Electric Authority of Georgia, Combined Cycle Project Revenue Bonds, Series2012A, 4.000%, 11/01/14	No Opt. Call	A1	1,054,320

1,000	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Refunding Subordinate Lien Series 2011A, 4.000%, 1/01/15	No Opt. Call	A+	1,058,890

7,615	Municipal Electric Authority of Georgia, Project One Subordinate Lien Revenue Bonds, Series 2008A, 5.250%, 1/01/18	No Opt. Call	A+	9,074,339

	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University Project, Refunding Series 2012C:
500	5.000%, 10/01/17	No Opt. Call	Baa2	560,660
580	5.000%, 10/01/20	No Opt. Call	Baa2	671,982

	Richmond County Board of Education, Georgia, General Obligation Bonds, Sales Tax Series 2012:
3,300	5.000%, 10/01/15	No Opt. Call	AA+	3,665,541
2,000	3.000%, 10/01/15	No Opt. Call	AA+	2,125,320
88,395	Total Georgia			96,207,079
	Hawaii – 1.5%

	Hawaii State, General Obligation Bonds, Refunding Series 2011EA:
2,660	5.000%, 12/01/16	No Opt. Call	AA	3,079,216
7,500	5.000%, 12/01/17	No Opt. Call	AA	8,939,850

15,000	Hawaii State, General Obligation Bonds, Series 2008D-K, 5.000%, 5/01/16	No Opt. Call	AA	17,006,850

6,385	Hawaii State, General Obligation Bonds, Series 2011DZ, 5.000%, 12/01/18	No Opt. Call	AA	7,787,210

4,500	Hawaii State, General Obligation Bonds, Series 2012EE, 5.000%, 11/01/20	No Opt. Call	AA	5,657,760

8,290	Hawaii State, General Obligation Bonds, Series 2012EF, 5.000%, 11/01/20	No Opt. Call	AA	10,422,851

	Hawaii State, Highway Revenue Bonds, Series 2011A:
405	4.000%, 1/01/15	No Opt. Call	AA+	429,409
2,145	4.000%, 1/01/16	No Opt. Call	AA+	2,341,117

1,000	Honolulu City and County, Hawaii, General Obligation Bonds, Series 2004B, 5.000%, 7/01/13 – NPFG Insured	No Opt. Call	Aa1	1,008,190
47,885	Total Hawaii			56,672,453

234	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois – 8.1%

$1,240	Bourbonnais, Illinois, Industrial Project Revenue Bonds, Olivet Nazarene University Project, Series 2010, 5.000%, 11/01/20	No Opt. Call	BBB	$1,444,265

1,000	Bourbonnais, Illinois, Revenue Bonds, Olivet Nazarene University, Refunding Series 2007, 5.000%, 11/01/15 – RAAI Insured	No Opt. Call	BBB	1,086,160

1,405	Chicago Board of Education, Illinois, General Obligation Bonds, Series 1999A, 0.000%, 12/01/17 – FGIC Insured	No Opt. Call	A+	1,300,482

4,020	Chicago, Illinois, General Obligation Bonds, Modern Schools Across Chicago Program, Series 2007J, 5.000%, 12/01/21 – AMBAC Insured	12/16 at 100.00	Aa3	4,462,522

2,000	Community Unit School District 308, Oswego, in the Counties of Kendall, Kane, and Will, Illinois, General Obligation Bonds, Series 2004, 5.375%, 10/01/18 (Pre-refunded 10/01/14) – AGM Insured	10/14 at 100.00	Aa2 (4)	2,144,400

7,195	Cook County, Illinois, General Obligation Bonds, Refunding Series 2009A, 5.000%, 11/15/17	No Opt. Call	AA	8,435,274

3,500	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/22	11/20 at 100.00	AA	4,223,940

3,315	Cook County, Illinois, General Obligation Bonds, Refunding Series 2011A, 5.000%, 11/15/18	No Opt. Call	AA	3,985,492

1,930	Glendale Heights, Illinois, Hospital Revenue Bonds, Glendale Heights Hospital, Series 1985B, 7.100%, 12/01/15 (ETM)	No Opt. Call	Aaa	2,131,569

920	Huntley, Illinois, Special Service Area 10, Special Tax Bonds, Series 2007, 4.600%, 3/01/17 – AGC Insured	No Opt. Call	AA–	978,530

1,095	Illinois Development Finance Authority, Revenue Bonds, Provena Health, Series 1998A, 5.750%, 5/15/14 – NPFG Insured	7/13 at 100.00	Baa1	1,100,081

1,250	Illinois Development Finance Authority, Revenue Bonds, St Vincent de Paul Center Project, Series 2013A, 1.875%, 11/15/39 (Mandatory put 3/01/19)	No Opt. Call	AA+	1,261,450

1,175	Illinois Educational Facilities Authority, Revenue Bonds, Art Institute of Chicago, Series 1998A, 5.000%, 3/01/30 (Mandatory put 3/01/17)	No Opt. Call	A1	1,315,671

2,745	Illinois Educational Facilities Authority, Revenue Bonds, University of Chicago, Series 1998B, 3.375%, 7/01/25 (Mandatory put 2/03/14)	No Opt. Call	Aa1	2,810,304

8,000	Illinois Educational Facilities Authority, Revenue Bonds, University of Chicago, Series 2004B2, 1.100%, 7/01/36 (Mandatory put 2/15/18)	No Opt. Call	Aa1	8,142,000

11,300	Illinois Finance Authority, Midwestern Disaster Area Industrial Development Revenue Bonds, Cargill, Incorporated Project, Series 2012, 1.550%, 11/01/38 (Mandatory put 11/01/17)	No Opt. Call	A	11,397,519

8,665	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/27	9/22 at 100.00	A–	9,656,796

3,575	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding Series 2008C-3B, 4.375%, 11/01/38 (Mandatory put 7/01/14)	No Opt. Call	AA	3,730,513

3,000	Illinois Finance Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2012E-1, 5.000%, 11/15/42 (Mandatory put 5/01/15)	No Opt. Call	AA+	3,267,750

2,000	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Series 2008B, 5.500%, 8/15/21	8/18 at 100.00	AA–	2,310,920

1,360	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 4.750%, 11/15/14	No Opt. Call	A	1,444,796

1,200	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.000%, 5/15/17	No Opt. Call	AA–	1,385,688

	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2005:
1,100	5.000%, 8/15/14	No Opt. Call	AA–	1,152,525
1,175	5.000%, 8/15/15	No Opt. Call	AA–	1,268,941
1,000	5.000%, 8/15/16 – AGC Insured	No Opt. Call	AA–	1,112,760
875	5.000%, 8/15/18	No Opt. Call	AA–	1,011,421
355	5.250%, 8/15/19	No Opt. Call	AA–	421,616

Nuveen Investments	235

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)

$2,000	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2009A, 5.500%, 2/15/16	No Opt. Call	AA–	$2,241,100

5,000	Illinois Finance Authority, Revenue Bonds, The University of Chicago, Series 2012A, 5.000%, 10/01/20	No Opt. Call	Aa1	6,262,200

	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B:
1,000	5.000%, 5/01/13	No Opt. Call	BBB+	1,000,100
2,510	5.000%, 5/01/25	11/16 at 100.00	BBB+	2,674,029

410	Illinois Health Facilities Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 1999, 5.500%, 8/15/19	7/13 at 100.00	BBB–	410,886

3,000	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Series 2007A, 5.250%, 2/01/16 – FGIC Insured	No Opt. Call	A+	3,369,330

2,080	Illinois State Department of Employment Security, Unemployment Insurance Fund Building Receipts Revenue Bonds, Series 2012A, 5.000%, 6/15/14	No Opt. Call	AA+	2,192,112

	Illinois State Department of Employment Security, Unemployment Insurance Fund Building Receipts Revenue Bonds, Series 2012B:
2,525	5.000%, 6/15/18	12/16 at 100.00	AA+	2,920,592
3,000	5.000%, 12/15/18	6/16 at 100.00	AA+	3,407,580
1,705	5.000%, 6/15/19	6/15 at 100.00	AA+	1,871,885
3,250	5.000%, 12/15/19	12/14 at 100.00	AA+	3,501,680

2,840	Illinois State, General Obligation Bonds, Refunding Series 2004B, 5.000%, 3/01/14	No Opt. Call	A2	2,941,700

	Illinois State, General Obligation Bonds, Refunding Series 2006:
920	5.000%, 1/01/14	No Opt. Call	A2	946,524
190	5.000%, 1/01/15	No Opt. Call	A2	202,861
3,460	5.000%, 1/01/16	No Opt. Call	A2	3,807,695

	Illinois State, General Obligation Bonds, Refunding Series 2007B:
1,525	5.000%, 1/01/16	No Opt. Call	A2	1,678,247
1,115	5.250%, 1/01/20	No Opt. Call	A2	1,314,618

235	Illinois State, General Obligation Bonds, Refunding Series 2008, 4.250%, 4/01/16	No Opt. Call	A2	255,412

	Illinois State, General Obligation Bonds, Refunding Series 2010:
2,860	5.000%, 1/01/14	No Opt. Call	A2	2,942,454
1,255	5.000%, 1/01/15	No Opt. Call	A2	1,339,951
1,505	5.000%, 1/01/16	No Opt. Call	A2	1,656,237
5,025	5.000%, 1/01/17 – AGM Insured	No Opt. Call	AA–	5,674,582
425	5.000%, 1/01/17	No Opt. Call	A2	479,124
4,960	5.000%, 1/01/18 – AGM Insured	No Opt. Call	AA–	5,690,459
21,840	5.000%, 1/01/18	No Opt. Call	A2	25,003,524
535	5.000%, 1/01/19	No Opt. Call	A2	618,278

885	Illinois State, General Obligation Bonds, Refunding Series 2010, 5.000%, 1/01/14 (ETM)	No Opt. Call	N/R (4)	913,063

	Illinois State, General Obligation Bonds, Refunding Series 2012:
7,000	5.000%, 8/01/15	No Opt. Call	A2	7,623,350
8,000	5.000%, 8/01/16	No Opt. Call	A2	8,946,160
5,000	5.000%, 8/01/17	No Opt. Call	A2	5,715,550
5,015	5.000%, 8/01/18	No Opt. Call	A2	5,793,127
5,035	5.000%, 8/01/19	No Opt. Call	A2	5,875,593
3,940	5.000%, 8/01/20	No Opt. Call	A2	4,619,926

6,975	Illinois State, General Obligation Bonds, Series 2003A, 5.000%, 10/01/19	10/13 at 100.00	A2	7,099,504

560	Illinois State, General Obligation Bonds, Series 2003, 5.000%, 6/01/19 – NPFG Insured	6/13 at 100.00	A2	562,055

10	Illinois State, General Obligation Bonds, Series 2004A, 5.000%, 3/01/22	3/14 at 100.00	A2	10,332

	Illinois State, General Obligation Bonds, Series 2004A:
1,840	5.000%, 3/01/16 (Pre-refunded 3/01/14) – NPFG Insured	3/14 at 100.00	A2 (4)	1,912,662
5	5.000%, 3/01/22 (Pre-refunded 3/01/14)	3/14 at 100.00	A2 (4)	5,195

236	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)

	Illinois State, General Obligation Bonds, Series 2004:
$860	5.000%, 11/01/13 – AMBAC Insured (ETM)	No Opt. Call	A– (4)	$880,391
940	5.000%, 9/01/14 – NPFG Insured (ETM)	No Opt. Call	A (4)	999,229

	Illinois State, General Obligation Bonds, Series 2005:
860	5.000%, 4/01/14 – AMBAC Insured	No Opt. Call	A2	893,772
2,000	5.000%, 9/01/16 – AGM Insured	9/15 at 100.00	AA–	2,172,500

1,010	Illinois State, General Obligation Bonds, Series 2006A, 5.000%, 6/01/17	No Opt. Call	A2	1,150,138

	Illinois State, General Obligation Bonds, Series 2006:
4,060	5.000%, 1/01/16	No Opt. Call	A2	4,467,989
1,005	5.000%, 1/01/17	1/16 at 100.00	A2	1,098,756

1,000	Illinois State, General Obligation Bonds, Series 2007A, 5.000%, 6/01/22 – AGM Insured	6/17 at 100.00	AA–	1,117,310

	Illinois State, Sales Tax Revenue Bonds, Build Illinois Series 2010:
3,070	5.000%, 6/15/15	No Opt. Call	AAA	3,373,623
2,030	5.000%, 6/15/16	No Opt. Call	AAA	2,312,556

	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2001:
415	5.500%, 5/01/15 – AGM Insured	No Opt. Call	AA–	452,653
1,115	5.375%, 4/01/16 – NPFG Insured	No Opt. Call	A2	1,247,730

	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2002:
1,165	5.500%, 8/01/13 – NPFG Insured	No Opt. Call	A2	1,179,749
625	5.500%, 8/01/14 – NPFG Insured	No Opt. Call	A2	661,938
620	5.500%, 8/01/15 – NPFG Insured	No Opt. Call	A2	682,099

2,295	Kane County School District 129, Aurora West, Illinois, General Obligation Bonds, Series 2005B, 5.000%, 2/01/19 – FGIC Insured	2/15 at 100.00	A+	2,458,152

	Lake County Forest Preserve District, Illinois, General Obligation Bonds, Series 2007A:
875	0.538%, 12/15/13	No Opt. Call	AAA	875,018
2,000	0.638%, 12/15/16	12/14 at 100.00	AAA	1,990,560

1,900	Peoria Public Building Commission, Illinois, School District Facility Revenue Bonds, Peoria County School District 150 Project, Series 2009A, 0.000%, 12/01/22 – AGC Insured	12/18 at 79.62	AA–	1,284,096

	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
255	5.000%, 6/01/15	No Opt. Call	A	275,604
5,115	5.000%, 6/01/16	No Opt. Call	A	5,705,936
7,300	5.000%, 6/01/17	No Opt. Call	A	8,368,063
5,140	5.000%, 6/01/18	No Opt. Call	A	6,012,052
9,585	5.000%, 6/01/19	No Opt. Call	A	11,386,213
5,185	5.250%, 6/01/20	No Opt. Call	A	6,301,693
20	5.250%, 6/01/21	No Opt. Call	A	24,502

6,225	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1990A, 7.200%, 11/01/20 – AMBAC Insured	No Opt. Call	AA	7,486,372

6,650	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1994D, 7.750%, 6/01/19 – FGIC Insured	No Opt. Call	AA	8,198,785

200	Winnebago-Boone Counties School District 205, Illinois, General Obligation Bonds, Series 2013, 4.000%, 2/01/15	No Opt. Call	AA–	211,565
269,350	Total Illinois			299,732,106
	Indiana – 2.6%

5,245	East Chicago Elementary School Building Corporation, Lake County, Indiana, First Mortgage Bonds, Series 1996 Refunding, 6.250%, 1/05/16	No Opt. Call	A	5,520,363

695	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 6.000%, 10/01/21	10/19 at 100.00	BB+	759,413

Nuveen Investments	237

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Indiana (continued)

	Indiana Finance Authority, Hospital Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Refunding Series 2010:
$1,445	5.000%, 3/01/19	No Opt. Call	A–	$1,661,186
2,115	5.000%, 3/01/20	No Opt. Call	A–	2,447,964

	Indiana Finance Authority, Hospital Revenue Bonds, Parkview Health System Obligated Group, Series 2012A:
850	5.000%, 5/01/19	No Opt. Call	A+	1,011,492
750	5.000%, 5/01/20	No Opt. Call	A+	901,875
2,000	5.000%, 5/01/21	No Opt. Call	A+	2,415,720

5,725	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013B, 5.000%, 1/01/19 (Alternative Minimum Tax)	1/17 at 100.00	BBB	6,379,024

12,020	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011C, 3.000%, 10/01/16	No Opt. Call	AA–	12,831,350

11,080	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006B-7, 4.100%, 11/15/46 (Mandatory put 11/03/16)	No Opt. Call	AA+	12,356,305

2,500	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2005-A3, 1.700%, 11/01/27 (Mandatory put 9/01/14)	No Opt. Call	AA	2,540,850

3,000	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2005A-5, 5.000%, 11/01/27 (Mandatory put 8/01/13)	No Opt. Call	AA	3,033,660

5,140	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2012A-2, 1.600%, 11/15/36 (Mandatory put 2/01/17)	No Opt. Call	AA+	5,290,396

3,500	Indiana Transportation Finance Authority, Highway Revenue Bonds, Series 1993A, 0.000%, 12/01/15 – AMBAC Insured	No Opt. Call	AA+	3,442,985

4,240	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/16 – AGC Insured	No Opt. Call	AA–	4,768,219

	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Refunding Series 2006:
1,150	5.500%, 1/01/16 – NPFG Insured	No Opt. Call	A+	1,290,668
1,630	5.500%, 7/01/19 – NPFG Insured	No Opt. Call	A+	1,990,263
3,690	5.500%, 1/01/20 – NPFG Insured	No Opt. Call	A+	4,524,826

4,080	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 1988A Remarketed, 5.600%, 11/01/16 – NPFG Insured	No Opt. Call	Baa2	4,593,142

6,290	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 2003 Remarketed, 5.700%, 7/01/17 – AMBAC Insured	No Opt. Call	Baa2	7,171,858

	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A:
355	3.000%, 4/01/16	No Opt. Call	A3	372,963
630	4.000%, 4/01/17	No Opt. Call	A3	690,297
400	4.000%, 4/01/18	No Opt. Call	A3	442,944
550	3.000%, 4/01/19	No Opt. Call	A3	584,518

	Lake County Building Corporation, Indiana, First Mortgage Bonds, Series 2012:
825	3.000%, 8/01/13	No Opt. Call	N/R	827,409
840	3.000%, 2/01/14	No Opt. Call	N/R	846,997
855	3.000%, 8/01/14	No Opt. Call	N/R	865,046
870	3.000%, 2/01/15	No Opt. Call	N/R	878,126
880	4.000%, 8/01/15	No Opt. Call	N/R	908,996
900	4.000%, 2/01/16	No Opt. Call	N/R	931,977
915	4.000%, 8/01/16	No Opt. Call	N/R	952,012

2,795	State of Indiana, Indiana Toll Road Commission, East-West Toll Road Revenue Bonds, 1980 Series, 9.000%, 1/01/15 (ETM)	No Opt. Call	Aaa	3,075,227
87,960	Total Indiana			96,308,071

238	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Iowa – 0.4%

	Fort Dodge Community School District, Webster County, Iowa, School Infrastructure Sales, Services, and Use Tax Revenue Bonds, Series 2011:
$1,150	4.000%, 1/01/18 – AGM Insured	No Opt. Call	AA–	$1,282,745
1,330	5.000%, 1/01/19 – AGM Insured	No Opt. Call	AA–	1,565,836
1,380	5.000%, 1/01/20 – AGM Insured	No Opt. Call	AA–	1,636,777
1,245	5.000%, 1/01/22 – AGM Insured	1/21 at 100.00	AA–	1,470,955

1,420	Iowa City, Iowa, General Obligation Bonds, Capital Loan Notes, Refunding Series 2008B, 3.250%, 6/01/14	No Opt. Call	Aaa	1,465,880

	Iowa State, Special Obligation Bonds, I-Jobs Program, Series 2009A:
1,930	5.000%, 6/01/17	No Opt. Call	AA	2,259,895
3,120	5.000%, 6/01/18	No Opt. Call	AA	3,745,404
11,575	Total Iowa			13,427,492
	Kansas – 0.7%

	Kansas Department of Transportation, Highway Revenue Bonds, Refunding Series 2009A:
4,655	5.000%, 9/01/16	No Opt. Call	AAA	5,356,276
6,050	5.000%, 9/01/17	No Opt. Call	AAA	7,180,503

650	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2005L, 5.250%, 11/15/14	No Opt. Call	A2	693,349

	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A:
1,245	5.000%, 1/01/20	No Opt. Call	AA	1,513,061
1,475	5.000%, 1/01/23	1/20 at 100.00	AA	1,728,346

12,040	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	BBB+	8,107,014
26,115	Total Kansas			24,578,549
	Kentucky – 1.0%

3,750	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.000%, 6/01/18	No Opt. Call	Aa3	4,480,538

15,325	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 2009B, 5.000%, 5/15/17	No Opt. Call	AA	18,000,592

3,580	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities Revenue, Louisville Gas & Electric Company Project, Series 2007B, 1.600%, 6/01/33 (Mandatory put 6/01/17)	No Opt. Call	A–	3,666,743

11,480	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2003A, 1.650%, 10/01/33 (Mandatory put 4/03/17)	No Opt. Call	A+	11,770,903
34,135	Total Kentucky			37,918,776
	Louisiana – 1.9%

5,000	De Soto Parrish, Louisiana, Pollution Control Revenue Refunding Bonds, Southwestern Electric Power Company Project, Series 2010, 3.250%, 1/01/19 (Mandatory put 1/02/15)	No Opt. Call	BBB	5,143,450

380	Louisiana Local Government Environmental Facilities and Community Development Authority, Multifamily Housing Revenue Bonds, Oakleigh Apartments, Series 2003A, 8.500%, 6/01/38 (Pre-refunded 6/01/13)	6/13 at 102.00	Aaa	390,100

1,065	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Livingston Parish North Park Project, Series 2008, 6.100%, 10/01/19	10/18 at 100.00	A+	1,268,340

2,700	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.500%, 12/15/15 (5)	No Opt. Call	N/R	1,427,895

Nuveen Investments	239

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Louisiana (continued)

$585	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.000%, 1/01/14 – NPFG Insured (ETM)	No Opt. Call	A (4)	$603,153

245	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	Baa2 (4)	258,419

	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A:
475	5.000%, 7/01/18	No Opt. Call	A	562,728
1,515	5.000%, 7/01/19	No Opt. Call	A	1,815,485

	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Refunding Series 2012A-1:
2,250	5.000%, 5/01/19	No Opt. Call	Aa1	2,757,240
2,500	5.000%, 5/01/20	No Opt. Call	Aa1	3,113,825
3,605	5.000%, 5/01/21	No Opt. Call	Aa1	4,531,161

16,970	Louisiana State, General Obligation Bonds, Series 2012A, 5.000%, 8/01/19	No Opt. Call	Aa2	20,925,707

7,120	New Orleans, Louisiana, General Obligation Bonds, Series 1998, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	A3	8,400,461

	New Orleans, Louisiana, General Obligation Refunding Bonds, Series 2012:
2,860	5.000%, 12/01/19	No Opt. Call	A3	3,405,059
2,500	5.000%, 12/01/20	No Opt. Call	A3	2,992,175
3,600	5.000%, 12/01/21	No Opt. Call	A3	4,318,380

40	Saint Bernard Parish, Louisiana, Sales and Use Tax Revenue Bonds, Series 2004, 5.000%, 3/01/17 – AGM Insured	3/14 at 101.00	AA–	41,953

2,205	Saint Bernard Parish, Louisiana, Sales and Use Tax Revenue Bonds, Series 2004, 5.000%, 3/01/17 (Pre-refunded 3/01/14) – AGM Insured	3/14 at 101.00	AA– (4)	2,315,030

5,745	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory put 6/01/22)	No Opt. Call	BBB	6,362,645
61,360	Total Louisiana			70,633,206
	Maine – 0.1%

3,300	Maine Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2004, 3.800%, 11/01/15 (Alternative Minimum Tax)	No Opt. Call	BBB	3,567,498
	Maryland – 1.7%

1,095	Anne Arundel County, Maryland, General Obligation Bonds, Consolidated General Improvement, Series 2012, 5.000%, 4/01/15	No Opt. Call	AAA	1,193,200

6,235	Baltimore County, Maryland, General Obligation Bonds, Consolidated Public Improvement Series 2009, 5.000%, 8/01/18	No Opt. Call	AAA	7,587,746

1,000	Baltimore, Maryland, General Obligation Bonds, Consolidated Public Improvements, Refunding Series 2013B, 5.000%, 10/15/15	No Opt. Call	Aa2	1,113,250

1,500	Harford County, Maryland, General Obligation Bonds, Consolidated Public Improvement Series 2009, 3.000%, 6/01/15	No Opt. Call	Aaa	1,585,125

375	Maryland Transportation Authority, Revenue Refunding Bonds, Transportation Facilities Projects, First Series 1978, 6.800%, 7/01/16 – AMBAC Insured (ETM)	No Opt. Call	Aaa	414,394

	Maryland, General Obligation Bonds, State and Local Facilities Loan, Second Series 2008:
5,000	5.000%, 7/15/16	No Opt. Call	AAA	5,727,350
5,560	5.000%, 7/15/17	No Opt. Call	AAA	6,580,371
5,130	5.000%, 7/15/18	No Opt. Call	AAA	6,235,720

13,535	Maryland, General Obligation Bonds, State and Local Facilities Loan, Third Series 2009C, 5.000%, 11/01/17	No Opt. Call	AAA	16,166,610

5,000	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Bonds, Refunding Series 2011A, 5.000%, 7/01/19	No Opt. Call	AAA	6,212,400

240	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Maryland (continued)

$10,000	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2007A, 5.000%, 5/01/16	No Opt. Call	AAA	$11,366,800
54,430	Total Maryland			64,182,966
	Massachusetts – 2.0%

3,500	Boston, Massachusetts, General Obligation Bonds, Refunding Series 2009C, 3.000%, 2/01/15	No Opt. Call	Aaa	3,667,580

2,745	Massachusetts Bay Transportation Authority, General Obligation Transportation System Refunding Bonds, Series 1992B, 6.200%, 3/01/16 – NPFG Insured	No Opt. Call	AA+	2,966,961

780	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	777,364

440	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System, Series 2012L, 5.000%, 7/01/15	No Opt. Call	AA	483,824

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Series 2009A:
2,000	5.000%, 11/15/15	No Opt. Call	AAA	2,237,280
2,075	5.000%, 11/15/16	No Opt. Call	AAA	2,407,145
1,510	5.000%, 11/15/17	No Opt. Call	AAA	1,807,244
1,000	5.000%, 11/15/18	No Opt. Call	AAA	1,227,380

10,275	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Institute of Technology, Series 2009O, 5.000%, 7/01/16	No Opt. Call	AAA	11,763,848

100	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/16 – AGM Insured	8/15 at 100.00	AA+	110,568

225	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/21 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	AA+ (4)	248,915

	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A:
55	5.000%, 8/15/17 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	AA+ (4)	60,846
3,960	5.000%, 8/15/18 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	AA+ (4)	4,380,908
35	5.000%, 8/15/19 (Pre-refunded 8/15/15) – NPFG Insured	8/15 at 100.00	AA+ (4)	38,720
210	5.000%, 8/15/20 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	AA+ (4)	232,321
30	5.000%, 8/15/22 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	AA+ (4)	33,189
195	5.000%, 8/15/24 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	AA+ (4)	215,727
245	5.000%, 8/15/25 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	AA+ (4)	271,041
160	5.000%, 8/15/26 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	AA+ (4)	177,006
125	5.000%, 8/15/30 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	Aa1 (4)	138,286
885	5.000%, 8/15/30 (Pre-refunded 8/15/15)	8/15 at 100.00	Aa1 (4)	979,067

8,655	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.000%, 1/01/34 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (4)	8,926,507

12,900	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2002C, 5.500%, 11/01/17 – AGM Insured	No Opt. Call	AA+	15,693,108

5,000	Massachusetts, Special Obligation Refunding Notes, Federal Highway Grant Anticipation Note Program, Series 2003A, 5.000%, 12/15/13 – AGM Insured	No Opt. Call	AAA	5,151,600

	Norwood, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2009A:
2,420	4.000%, 8/15/15	No Opt. Call	AA	2,620,570
2,420	4.000%, 8/15/16	No Opt. Call	AA	2,696,195
2,420	4.000%, 8/15/17	No Opt. Call	AA	2,755,993
2,420	4.000%, 8/15/18	No Opt. Call	AA	2,803,812
66,785	Total Massachusetts			74,873,005

Nuveen Investments	241

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Michigan – 4.6%

	Detroit-Wayne County Stadium Authority, Michigan, Wayne County Limited Tax General Obligation Bonds, Building Authority Stadium Refunding Series 2012:
$875	5.000%, 10/01/15	No Opt. Call	BBB+	$939,208
1,600	5.000%, 10/01/16	No Opt. Call	BBB+	1,748,832
900	5.000%, 10/01/17	No Opt. Call	BBB+	991,593
1,100	5.000%, 10/01/18	No Opt. Call	BBB+	1,223,211
1,500	5.000%, 10/01/19 – AGM Insured	No Opt. Call	AA–	1,719,660

	Jackson Public Schools, Jackson County, Michigan, General Obligation School Building and Site Bonds, Series 2004:
2,265	5.000%, 5/01/21 (Pre-refunded 5/01/14)	5/14 at 100.00	Aa2 (4)	2,373,108
185	5.000%, 5/01/21 (Pre-refunded 5/01/14)	5/14 at 100.00	Aa2 (4)	193,793

	Lake Orion Community School District, Oakland County, Michigan, General Obligation Bonds, Series 2012 Refunding:
500	3.000%, 5/01/13	No Opt. Call	N/R	500,040
1,200	5.000%, 5/01/14	No Opt. Call	AA–	1,255,044
750	4.000%, 5/01/15	No Opt. Call	AA–	800,408
1,000	5.000%, 5/01/16	No Opt. Call	AA–	1,126,860
1,000	4.000%, 5/01/17	No Opt. Call	AA–	1,124,780
1,780	4.000%, 5/01/18	No Opt. Call	AA–	2,036,089

	Michigan Finance Authority, Revenue Bonds, Detroit City School District, Series 2012:
1,000	5.000%, 6/01/14	No Opt. Call	A+	1,044,950
1,700	5.000%, 6/01/15	No Opt. Call	A+	1,827,500
1,600	5.000%, 6/01/16	No Opt. Call	A+	1,766,544

1,700	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Subordinate Refunding Series 2013, 5.000%, 10/01/15	No Opt. Call	AAA	1,890,927

	Michigan Finance Authority, Unemployment Obligation Assessment Revenue Bonds, Series 2012A:
10,000	2.000%, 7/01/13	No Opt. Call	AAA	10,032,400
10,000	5.000%, 7/01/14	No Opt. Call	AAA	10,565,800
15,140	5.000%, 7/01/15	No Opt. Call	AAA	16,696,695

	Michigan Finance Authority, Unemployment Obligation Assessment Revenue Bonds, Series 2012B:
8,765	5.000%, 7/01/21	7/18 at 100.00	AAA	10,461,641
13,475	5.000%, 7/01/22	7/16 at 100.00	AAA	15,261,381

10,000	Michigan Hospital Finance Authority, Refunding and Project Revenue Bonds, Ascension Health Senior Credit Group, Series 2010F-5, 1.500%, 11/15/47 (Mandatory put 3/15/17)	No Opt. Call	AA+	10,232,200

3,155	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Group, Series 2010B, 5.000%, 11/15/17	No Opt. Call	AA+	3,734,384

18,530	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit Group, Refunding Series 2010F-1, 2.000%, 11/15/47 (Mandatory put 5/30/18)	No Opt. Call	AA+	19,378,118

4,825	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2009B, 4.375%, 10/01/19	10/18 at 100.00	AA	5,024,128

1,010	Michigan State Building Authority, Revenue Bonds, State Police Communications System Project, Series 2004, 5.375%, 10/01/15 – NPFG Insured	10/14 at 100.00	AA–	1,082,316

6,255	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2003I, 5.250%, 10/15/13 – AGM Insured	No Opt. Call	AA–	6,400,616

6,025	Michigan State Trunk Line Fund Refunding Bonds, Series 2009, 5.000%, 11/01/20	11/19 at 100.00	AA+	7,328,087

1,605	Michigan State, General Obligation Bonds, Environmental Program, Series 2009A, 5.500%, 11/01/21	5/19 at 100.00	Aa2	1,965,820

2,000	Michigan State, General Obligation Refunding Bonds, Series 2002, 5.500%, 12/01/15	No Opt. Call	Aa2	2,261,680

242	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Michigan (continued)

$7,000	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Detroit Edison Project, Refunding Series 2008, 5.250%, 8/01/29 (Mandatory put 8/01/14)	No Opt. Call	A1	$7,417,550

1,000	Pinckney Community Schools, Livingston and Washtenaw Counties, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/19 – AGM Insured	5/14 at 100.00	Aa2	1,046,290

	Plymouth-Canton Community School District, Wayne and Washtenaw Counties, Michigan, General Obligation Bonds, Refunding Series 2012A:
1,100	4.000%, 5/01/19	No Opt. Call	Aa2	1,268,146
1,000	5.000%, 5/01/21	No Opt. Call	Aa2	1,234,620

1,370	South Lyon Community Schools, Oakland, Washtenaw and Livingston Counties, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/19 (Pre-refunded 5/01/15) – AGM Insured	5/15 at 100.00	Aa2 (4)	1,497,177

1,025	South Redford School District, Wayne County, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/22 – FGIC Insured	11/14 at 100.00	Aa2	1,094,106

4,975	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2011, 5.000%, 5/01/19	No Opt. Call	Aa2	5,934,926

8,150	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2010C, 5.000%, 12/01/16	No Opt. Call	A	9,297,520
157,060	Total Michigan			171,778,148
	Minnesota – 1.1%

	Cass Lake Independent School District 115, Minnesota, General Obligation Bonds, School Building Refunding Series 2010A:
745	4.000%, 2/01/23	2/20 at 100.00	AA+	841,083
1,615	5.000%, 2/01/25	2/20 at 100.00	AA+	1,902,987
1,690	5.000%, 2/01/26	2/20 at 100.00	AA+	1,974,207

5,025	Minneapolis, Minnesota, General Obligation Bonds, Various Purpose Refunding Series 2009B, 4.000%, 12/01/15	No Opt. Call	AAA	5,497,400

1,422	Minneapolis-Saint Paul Housing Finance Board, Minnesota, Single Family Mortgage Revenue Bonds, City Living Series 2006A-3, 5.700%, 4/01/27	2/16 at 100.00	AA+	1,483,103

1,500	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Series 2005A, 5.000%, 1/01/18 – AMBAC Insured	1/15 at 100.00	A	1,600,230

1,250	Minnesota Higher Education Facilities Authority, St. John’s University Revenue Bonds, Series 2005-6G, 5.000%, 10/01/13	No Opt. Call	A2	1,274,638

	Minnesota State, General Obligation Bonds, State Trunk Highway Series 2009E:
4,000	4.500%, 8/01/17	No Opt. Call	AA+	4,656,800
4,000	4.500%, 8/01/18	No Opt. Call	AA+	4,765,120

6,000	Minnesota State, General Obligation Bonds, Various Purpose, Refunding Series 2010D, 5.000%, 8/01/16	No Opt. Call	AA+	6,883,620

	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2009A:
1,000	5.000%, 1/01/14 – AGC Insured	No Opt. Call	AA–	1,031,650
1,530	5.000%, 1/01/15 – AGC Insured	No Opt. Call	AA–	1,647,382
5,500	5.000%, 1/01/16 – AGC Insured	No Opt. Call	AA–	6,140,640
35,277	Total Minnesota			39,698,860
	Mississippi – 0.4%

11,500	Mississippi Business Finance Corporation, Revenue Bonds, Mississippi Power Company Project, First Series 2010, 1.625%, 12/01/40 (Mandatory put 1/12/18)	No Opt. Call	A	11,659,620

1,455	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/16	9/14 at 100.00	AA–	1,534,996
12,955	Total Mississippi			13,194,616

Nuveen Investments	243

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Missouri – 1.5%

	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Shoal Creek Parkway Project, Series 2011:
$120	5.000%, 6/01/21	6/16 at 100.00	N/R	$125,219
2,000	5.625%, 6/01/23	6/16 at 100.00	N/R	2,079,260
100	6.500%, 6/01/25	No Opt. Call	N/R	103,888

	Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2011B:
2,520	4.000%, 5/01/23	5/21 at 100.00	AAA	2,910,877
2,695	4.000%, 5/01/24	5/21 at 100.00	AAA	3,093,591

	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, State Revolving Fund Program, Series 2010A:
3,595	5.000%, 1/01/17	No Opt. Call	Aaa	4,177,462
3,000	5.000%, 1/01/18	No Opt. Call	Aaa	3,589,290

1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services, Series 2007A, 4.875%, 2/01/19	2/17 at 100.00	BBB+	1,089,680

8,825	Sikeston, Missouri, Electric System Revenue Refunding Bonds, Series 2012, 5.000%, 6/01/17	No Opt. Call	BBB+	9,968,632

	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005:
8,155	5.500%, 7/01/17 – NPFG Insured	No Opt. Call	A–	9,470,402
11,995	5.500%, 7/01/18 – NPFG Insured	No Opt. Call	A–	14,254,618

5,020	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2007A, 5.000%, 7/01/14 – AGM Insured	No Opt. Call	AA–	5,267,637
49,025	Total Missouri			56,130,556
	Nebraska – 0.6%

	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2012:
375	4.000%, 6/15/15	No Opt. Call	AA–	401,794
500	4.000%, 6/15/16	No Opt. Call	AA–	550,055
750	4.000%, 6/15/17	No Opt. Call	AA–	842,978
600	4.000%, 6/15/18	No Opt. Call	AA–	685,230
800	5.000%, 6/15/19	No Opt. Call	AA–	970,168

	Lancaster County School District 1, Lincoln, Nebraska, General Obligation Bonds, Series 2009:
1,915	3.000%, 1/15/16	No Opt. Call	AAA	2,043,765
3,475	3.000%, 1/15/17	No Opt. Call	AAA	3,776,491
3,220	3.000%, 1/15/18	No Opt. Call	AAA	3,535,657
2,520	3.000%, 1/15/19	No Opt. Call	AAA	2,791,379

2,320	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 3.500%, 11/01/27	No Opt. Call	A–	2,311,718

3,045	Washington County, Nebraska, Wastewater and Solid Waste Disposal Facilities Revenue Bonds, Cargill Inc. Project, 1.375%, 9/01/30 (Mandatory put 9/01/15) (Alternative Minimum Tax)	No Opt. Call	A	3,062,204
19,520	Total Nebraska			20,971,439
	Nevada – 0.7%

	Clark County, Nevada, Airport Revenue Bonds, Jet Aviation Fuel Tax, Refunding Series 2013A:
1,000	5.000%, 7/01/20 (Alternative Minimum Tax)	No Opt. Call	A	1,188,780
2,000	5.000%, 7/01/21 (Alternative Minimum Tax)	No Opt. Call	A	2,388,580

3,000	Clark County, Nevada, General Obligation Airport Bonds, Series 2003B, 4.750%, 7/01/23 (Pre-refunded 7/01/13) – AMBAC Insured	7/13 at 100.00	AA+ (4)	3,022,440

1,610	Clark County, Nevada, Limited Tax General Obligation Bank Bonds, Series 2006, 5.000%, 11/01/21 – AMBAC Insured	11/16 at 100.00	AA+	1,841,438

244	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Nevada (continued)

$4,635	Clark County, Nevada, Motor Vehicle Fuel Tax Highway Improvement Revenue Bonds, Refunding Series 2011, 5.000%, 7/01/14	No Opt. Call	AA–	$4,884,919

2,625	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Refunding Series 2010F-1, 5.000%, 7/01/15	No Opt. Call	A+	2,864,321

5,000	Las Vegas Valley Water District, Nevada, Limited Tax General Obligation Bonds, Water & Refunding Series 2011C, 5.000%, 6/01/24	6/21 at 100.00	AA+	6,013,000

2,825	Nevada, Motor Vehicle Fuel Tax Highway Improvement Revenue Bonds, Series 2005, 5.000%, 12/01/15 – FGIC Insured	No Opt. Call	AA+	3,156,909
22,695	Total Nevada			25,360,387
	New Hampshire – 0.1%

5,000	New Hampshire Business Finance Authority, Pollution Control Revenue Bonds, United Illuminating Company, Series 2010A, 4.500%, 7/01/27 (Mandatory put 7/01/15) (Alternative Minimum Tax)	No Opt. Call	BBB	5,295,200
	New Jersey – 6.4%

960	Bayonne Redevelopment Agency, New Jersey, Revenue Bonds, Royal Caribbean Cruises Project, Series 2006A, 4.750%, 11/01/16 (Alternative Minimum Tax)	No Opt. Call	BB	974,688

2,435	Camden County Improvement Authority, New Jersey, Healthcare Revenue Bonds, Cooper Health System, Series 2005B, 5.000%, 2/15/15	No Opt. Call	BBB	2,608,055

1,500	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2005A, 5.000%, 2/15/15	No Opt. Call	BBB	1,606,605

3,890	Casino Reinvestment Development Authority, New Jersey, Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/20 – NPFG Insured	6/15 at 100.00	A–	4,133,203

3,205	Mercer County, New Jersey, General Obligation Bonds, Series 2012, 2.000%, 2/01/16	No Opt. Call	AA+	3,335,187

	Millville, New Jersey, General Obligation Bonds, Improvement Series 2011:
140	5.000%, 11/01/13 – AGM Insured	No Opt. Call	AA–	143,228
1,000	5.000%, 11/01/16 – AGM Insured	No Opt. Call	AA–	1,139,880
1,445	5.000%, 11/01/19 – AGM Insured	No Opt. Call	AA–	1,728,191
920	5.000%, 11/01/20 – AGM Insured	No Opt. Call	AA–	1,106,410

250	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2005, 5.000%, 12/01/14 – AMBAC Insured	No Opt. Call	N/R	263,680

345	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2007, 5.000%, 12/01/16 – AMBAC Insured	No Opt. Call	N/R	381,963

5	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2007, 5.000%, 12/01/16 – AMBAC Insured (ETM)	No Opt. Call	N/R (4)	5,784

	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
8,670	5.000%, 6/15/13 – FGIC Insured (ETM)	No Opt. Call	Aaa	8,721,847
4,410	5.375%, 6/15/14 (ETM)	No Opt. Call	Aaa	4,663,090
650	5.375%, 6/15/15 (ETM)	No Opt. Call	Aaa	719,349
995	5.375%, 6/15/15 – RAAI Insured (ETM)	No Opt. Call	Aaa	1,101,157
1,335	5.500%, 6/15/16 (ETM)	No Opt. Call	Aaa	1,543,033
2,235	5.500%, 6/15/16 – RAAI Insured (ETM)	No Opt. Call	Aaa	2,583,280

	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
3,505	5.750%, 6/15/29 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	3,718,840
75	5.750%, 6/15/29 (Pre-refunded 6/15/14) – AGC Insured	6/14 at 100.00	Aaa	79,576
30	5.750%, 6/15/29 (Pre-refunded 6/15/14) – RAAI Insured	6/14 at 100.00	Aaa	31,848
1,505	5.500%, 6/15/31 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	1,592,606
2,240	5.750%, 6/15/34 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	2,376,662

	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
3,300	5.000%, 6/15/13	No Opt. Call	BBB+	3,319,668

Nuveen Investments	245

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$3,900	5.000%, 6/15/14	No Opt. Call	BBB+	$4,093,557
2,595	5.000%, 6/15/15	No Opt. Call	BBB+	2,819,078
3,670	5.000%, 6/15/16	No Opt. Call	BBB+	4,110,914
5,630	5.000%, 6/15/17	No Opt. Call	BBB+	6,440,157
8,510	5.000%, 6/15/18	No Opt. Call	BBB+	9,907,682
3,200	5.000%, 6/15/19	No Opt. Call	BBB+	3,765,920
160	4.000%, 6/15/19	No Opt. Call	BBB+	179,747
2,690	5.000%, 6/15/20	No Opt. Call	BBB+	3,189,345
6,410	5.000%, 6/15/21	No Opt. Call	BBB+	7,660,847
475	5.000%, 6/15/22	No Opt. Call	AA–	570,508
685	4.250%, 6/15/27	6/22 at 100.00	BBB+	727,888

2,325	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2005P, 5.000%, 9/01/14	No Opt. Call	A+	2,470,313

2,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2005P, 5.000%, 9/01/13 (ETM)	No Opt. Call	A+ (4)	2,031,740

4,890	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2011GG, 5.000%, 9/01/20	No Opt. Call	A+	5,965,018

3,710	New Jersey Educational Facilities Authority, Revenue Bonds, Higher Education Capital Improvement Fund, Series 2004A, 5.250%, 9/01/14 – AGM Insured	No Opt. Call	AA–	3,948,553

3,990	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University Issue, Series 2007A, 5.250%, 7/01/21 – NPFG Insured	No Opt. Call	AA–	4,475,583

1,500	New Jersey Environmental Infrastructure Trust, Environmental Infrastructure Bonds, Series 2004A, 5.000%, 9/01/22 (Pre-refunded 9/01/13)	9/13 at 100.00	AAA	1,524,225

	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011:
4,060	5.000%, 7/01/18	No Opt. Call	BB+	4,634,937
4,260	5.000%, 7/01/19	No Opt. Call	BB+	4,908,713

1,290	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Refunding Series 2006, 5.000%, 7/01/13	No Opt. Call	A2	1,300,114

410	New Jersey Highway Authority, Senior Revenue Bonds, Garden State Parkway, Series 1989, 6.000%, 1/01/19 – NPFG Insured (ETM)	No Opt. Call	Aaa	502,676

1,145	New Jersey Housing & Mortgage Finance Agency, Single Family Home Mortgage Revenue Bonds, Series 2011A, 1.250%, 10/01/13	No Opt. Call	Aa1	1,148,767

1,400	New Jersey Transit Corporation, Certificates of Participation Refunding, Series 2003, 5.500%, 10/01/14 – AGM Insured	No Opt. Call	AA–	1,494,486

5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005C, 5.250%, 6/15/15 – NPFG Insured (ETM)	No Opt. Call	Aaa	5,522,450

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D:
5,390	5.000%, 12/15/17	No Opt. Call	A+	6,348,827
9,750	5.000%, 12/15/18	No Opt. Call	A+	11,719,305

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B:
2,000	5.000%, 6/15/14	No Opt. Call	A+	2,105,680
1,500	5.000%, 6/15/15	No Opt. Call	A+	1,644,525

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2012AA:
11,500	5.000%, 6/15/19	No Opt. Call	A+	13,867,045
13,675	5.000%, 6/15/20	No Opt. Call	A+	16,637,279

29	New Jersey Turnpike Authority, Revenue and Improvement Bonds, First Series 1973, 5.700%, 5/01/13 (ETM)	No Opt. Call	A3 (4)	29,004

65	New Jersey Turnpike Authority, Revenue Bonds, Series 1984, 7.000%, 1/01/14 (ETM)	No Opt. Call	AA+ (4)	67,926

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
2,225	6.500%, 1/01/16	No Opt. Call	A3	2,563,111

246	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$5	6.500%, 1/01/16 – AMBAC Insured	No Opt. Call	A3	$5,760
805	6.500%, 1/01/16 – NPFG Insured	No Opt. Call	A+	927,328

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
1,425	6.500%, 1/01/16 (ETM)	No Opt. Call	A3 (4)	1,655,366
5	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	A3 (4)	5,785
460	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A (4)	533,959
110	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (4)	127,783
235	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+ (4)	272,990
1,925	6.500%, 1/01/16 – AGM Insured (ETM)	No Opt. Call	AA– (4)	2,073,745
1,650	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (4)	1,777,496
85	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	A3 (4)	91,568
930	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+ (4)	1,001,861

235	New Jersey Turnpike Authority, Revenue Bonds, Series 2000A, 6.000%, 1/01/14 – NPFG Insured (ETM)	No Opt. Call	A+ (4)	244,057

5,945	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/19	No Opt. Call	A+	7,155,997

205	New Jersey Turnpike Authority, Revenue Refunding Bonds, First Series 1977, 6.000%, 1/01/14 (ETM)	7/13 at 100.00	AAA	212,757

1,125	Parsippany-Troy Hills Township, New Jersey, General Obligation Bonds, Refunding Series 2012, 4.000%, 7/15/20	No Opt. Call	AA	1,307,644

1,700	Passaic Valley Sewage Commissioners, New Jersey, Sewer Revenue Bonds, Series 2010G, 5.750%, 12/01/22	No Opt. Call	A2	2,155,855

	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Refunding Bonds, Series 2012Q:
4,340	3.000%, 1/01/18	No Opt. Call	A1	4,641,587
4,850	3.000%, 1/01/19	No Opt. Call	A1	5,179,849

2,840	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2003, 6.375%, 6/01/32 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	2,855,080

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
4,160	5.000%, 6/01/14	No Opt. Call	A1	4,337,882
5,660	5.000%, 6/01/15	No Opt. Call	A1	6,096,839
50	5.000%, 6/01/17	No Opt. Call	A2	56,783
7,775	4.500%, 6/01/23	6/17 at 100.00	B1	7,780,443
211,604	Total New Jersey			236,752,164
	New Mexico – 0.1%

2,720	Clayton, New Mexico, Appropriation Debt, Jail Project, Series 2006, 5.000%, 11/01/13 – CIFG Insured	No Opt. Call	BBB+	2,766,022
	New York – 9.4%

500	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 2/01/19 – FGIC Insured	2/15 at 100.00	N/R	535,730

1,585	Dormitory Authority of the State of New York, Mental Health Services Facilities Improvement Revenue Bonds, Series 2010A, 5.000%, 8/15/19	No Opt. Call	AA–	1,928,739

5	Dormitory Authority of the State of New York, Mental Health Services Facilities Improvement Revenue Bonds, Series 2010A, 5.000%, 8/15/19 (ETM)	No Opt. Call	N/R (4)	6,199

1,250	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan-Kettering Cancer Center, Series 2012-1, 5.000%, 7/01/23	1/22 at 100.00	AA	1,544,313

1,785	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of Technology, Series 2006A, 5.000%, 7/01/13 – AMBAC Insured	No Opt. Call	A1	1,798,727

1,040	Dormitory Authority of the State of New York, Revenue Bonds, Winthrop-South Nassau University Hospital Association, Series 2003A, 5.500%, 7/01/13 (ETM)	No Opt. Call	Baa1 (4)	1,049,142

Nuveen Investments	247

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)

$12,195	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012A, 5.000%, 12/15/21	No Opt. Call	AAA	$15,489,845

5	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012A, 5.000%, 12/15/21 (ETM)	No Opt. Call	N/R (4)	6,383

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
600	0.000%, 6/01/16 – AGM Insured	No Opt. Call	AA–	585,666
140	0.000%, 6/01/19 – AGM Insured	No Opt. Call	AA–	127,574
350	0.000%, 6/01/21 – AGM Insured	No Opt. Call	AA–	296,909
410	0.000%, 6/01/22 – AGM Insured	No Opt. Call	AA–	333,531
1,065	0.000%, 6/01/23 – AGM Insured	No Opt. Call	AA–	828,740

2,205	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2003B, 5.250%, 12/01/14	No Opt. Call	A	2,369,206

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
5,365	5.000%, 12/01/16 – AGM Insured	6/16 at 100.00	AA–	6,034,230
675	4.250%, 12/01/16 – AGM Insured	No Opt. Call	AA–	743,830
790	4.000%, 12/01/16 – AGM Insured	No Opt. Call	AA–	864,552
490	5.000%, 12/01/19 – FGIC Insured	6/16 at 100.00	A	544,645
270	5.250%, 12/01/20 – FGIC Insured	6/16 at 100.00	A	301,450

595	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006D, 5.000%, 9/01/17 – NPFG Insured	9/16 at 100.00	A	674,920

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006E:
880	5.000%, 12/01/17 – FGIC Insured	12/16 at 100.00	A	1,003,517
255	5.000%, 12/01/17	12/16 at 100.00	A	292,151
150	5.000%, 12/01/18 – FGIC Insured	12/16 at 100.00	A	171,510
12,110	5.000%, 12/01/18 – NPFG Insured	12/16 at 100.00	A	13,846,574
200	5.000%, 12/01/21 – FGIC Insured	12/16 at 100.00	A	226,032
450	5.000%, 12/01/21 – NPFG Insured	12/16 at 100.00	A	508,572

	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F:
2,315	5.000%, 5/01/15 – NPFG Insured	No Opt. Call	A	2,517,910
645	5.000%, 5/01/16 – NPFG Insured	No Opt. Call	A	727,173
625	5.000%, 5/01/17 – NPFG Insured	No Opt. Call	A	720,256
755	5.000%, 5/01/18 – NPFG Insured	11/16 at 100.00	A	853,739
285	5.000%, 5/01/19 – NPFG Insured	11/16 at 100.00	A	321,329

1,100	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/16	No Opt. Call	A	1,240,140

5,500	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Refunding Series 2012A, 5.000%, 11/15/20	No Opt. Call	AA	6,839,580

	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012-B2:
3,985	5.000%, 11/15/21	No Opt. Call	A	4,920,319
2,000	5.000%, 11/15/22	No Opt. Call	A	2,483,760

	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012H:
5,135	5.000%, 11/15/20	No Opt. Call	A	6,287,499
3,090	4.000%, 11/15/21	No Opt. Call	A	3,573,709
5,790	4.000%, 11/15/22	No Opt. Call	A	6,683,339

1,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005C, 5.250%, 11/15/14	No Opt. Call	A	1,615,395

	Monroe County, New York, General Obligation Bonds, Refunding Series 2012:
1,500	5.000%, 3/01/14	No Opt. Call	A3	1,557,825
1,000	5.000%, 3/01/15	No Opt. Call	A3	1,078,820

248	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)

$730	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1, 5.700%, 7/01/13	No Opt. Call	N/R	$731,686

5,040	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2005B, 5.000%, 6/15/20 (Pre-refunded 12/15/14) – AMBAC Insured	12/14 at 100.00	Aa1 (4)	5,422,939

6,425	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2005B, 5.000%, 6/15/20 – AMBAC Insured	12/14 at 100.00	AAA	6,898,651

10,085	New York City, New York, General Obligation Bonds, Fiscal 2010 Series C, 5.000%, 8/01/17	No Opt. Call	AA	11,864,095

10,000	New York City, New York, General Obligation Bonds, Fiscal 2012 Series I, 5.000%, 8/01/14	No Opt. Call	AA	10,594,400

7,200	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, Rochester Gas and Electric Corporation, Series 1997C, 5.000%, 8/01/32 (Mandatory put 8/01/16) – NPFG Insured	No Opt. Call	A	7,947,360

2,000	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, Rochester Gas and Electric Corporation, Series 2004A, 4.750%, 5/15/32 (Mandatory put 7/01/16) – NPFG Insured	No Opt. Call	A	2,187,740

7,330	New York State Energy Research and Development Authority, Pollution Control Revenue Refunding Bonds, New York State Electric and Gas Corporation, Remarketed Series 1994C, 3.000%, 6/01/29 (Mandatory put 6/03/13) (Pre-refunded 6/03/13)	6/13 at 100.00	BBB+ (4)	7,346,712

2,460	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B, 5.000%, 4/01/19 – AMBAC Insured	10/15 at 100.00	AA	2,725,557

	New York State Thruway Authority, Local Highway and Bridge Service Contract Bonds, Series 2009:
5,000	4.000%, 4/01/16	No Opt. Call	AA–	5,505,000
5,000	4.000%, 4/01/17	No Opt. Call	AA–	5,633,750
6,845	5.000%, 4/01/18	No Opt. Call	AA–	8,188,057

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1C:
475	5.500%, 6/01/18	6/13 at 100.00	AA–	477,095
1,215	5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AA–	1,220,200
820	5.250%, 6/01/21 – AMBAC Insured	6/13 at 100.00	AA–	823,518
110	5.250%, 6/01/21 – AMBAC Insured	6/13 at 100.00	AA+	110,469

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1:
9,225	5.500%, 6/01/19	6/13 at 100.00	AA–	9,266,789
1,875	5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AA–	1,883,025
11,245	5.250%, 6/01/21 – AMBAC Insured	6/13 at 100.00	AA–	11,292,904
9,410	5.250%, 6/01/22 – AMBAC Insured	6/13 at 100.00	AA–	9,449,710

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C:
670	5.500%, 6/01/18	6/13 at 100.00	AA–	672,955
4,130	5.500%, 6/01/19	6/13 at 100.00	AA–	4,148,709
10,070	5.500%, 6/01/20	6/13 at 100.00	AA–	10,115,416
640	5.500%, 6/01/20 – FGIC Insured	6/13 at 100.00	AA	642,918
14,020	5.500%, 6/01/21	6/13 at 100.00	AA–	14,084,212
5,205	5.500%, 6/01/22	6/13 at 100.00	AA–	5,228,214

10,000	New York State Urban Development Corporation, Service Contract Revenue Bonds, Refunding Series 2010A, 5.000%, 1/01/17	No Opt. Call	AA–	11,494,100

Nuveen Investments	249

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)

	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2009A-1:
$3,105	5.000%, 12/15/16	No Opt. Call	AAA	$3,608,662
1,000	5.000%, 12/15/17	No Opt. Call	AAA	1,196,280

8,085	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2009C, 5.000%, 12/15/18	No Opt. Call	AAA	9,879,142

	North Babylon Union Free School District, Suffolk County, New York, General Obligation Bonds, Refunding Series 2013:
3,080	3.000%, 1/15/14	No Opt. Call	Aa3	3,141,261
3,080	3.000%, 1/15/15	No Opt. Call	Aa3	3,218,323

120	Suffolk County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008-B1, 5.700%, 7/01/13	No Opt. Call	N/R	120,277

	Tobacco Settlement Financing Corporation, New York, Asset-Backed Revenue Bonds, State Contingency Contract Secured, Series 2011B:
7,800	5.000%, 6/01/15	No Opt. Call	AA–	8,548,956
5,500	5.000%, 6/01/16	No Opt. Call	AA–	6,240,520
3,600	5.000%, 6/01/17	No Opt. Call	AA–	4,195,728
2,800	5.000%, 6/01/18	No Opt. Call	AA–	3,341,548

	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2012B:
16,120	4.000%, 11/15/20	No Opt. Call	AA–	19,114,612
18,685	4.000%, 11/15/21	No Opt. Call	AA–	22,172,182

5,150	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2013B, 4.000%, 11/15/19	No Opt. Call	AA–	6,072,417

1,850	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2013A, 2.000%, 11/15/14	No Opt. Call	A+	1,898,119

1,815	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 4.750%, 6/01/22	6/16 at 100.00	BBB	1,822,169

105	Yonkers Industrial Development Agency, New York, Civic Facilities Revenue Bonds, Special Needs Facilities Pooled Program Bonds, Series 2008-C1, 5.700%, 7/01/13	No Opt. Call	N/R	105,243

	Yonkers, New York, General Obligation Bonds, Series 2012C:
2,440	3.000%, 8/15/22	No Opt. Call	BBB+	2,493,778
2,510	3.000%, 8/15/23	No Opt. Call	BBB+	2,524,935
314,660	Total New York			349,183,813
	North Carolina – 1.4%

	Fayetteville Public Works Commission, North Carolina, Revenue Bonds, Refunding Series 2009A:
3,000	5.000%, 3/01/16	No Opt. Call	AA	3,372,900
2,010	5.000%, 3/01/17	No Opt. Call	AA	2,333,711
2,075	5.000%, 3/01/18	No Opt. Call	AA	2,472,612

	Mecklenburg County Public Facilities Corporation, North Carolina, Limited Obligation Bonds, Refunding Series 2009:
5,500	5.000%, 3/01/16	No Opt. Call	AA+	6,195,255
3,000	5.000%, 3/01/18	No Opt. Call	AA+	3,584,280

3,570	Mecklenburg County, North Carolina, General Obligation Bonds, Refunding Series 2013A, 4.000%, 12/01/16	No Opt. Call	AAA	4,016,893

	New Hanover County, North Carolina, General Obligation Bonds, School Series 2009:
1,500	3.000%, 6/01/14	No Opt. Call	Aaa	1,545,570
1,500	3.000%, 6/01/15	No Opt. Call	Aaa	1,584,480
1,500	3.000%, 6/01/16	No Opt. Call	Aaa	1,618,530
765	3.000%, 6/01/17	No Opt. Call	Aaa	840,146

250	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	North Carolina (continued)

	North Carolina Medical Care Commission, Hospital Revenue Bonds, CaroMont Health, Series 2008:
$2,665	3.000%, 2/15/15 – AGC Insured	No Opt. Call	AA–	$2,768,349
3,200	3.500%, 2/15/16 – AGC Insured	No Opt. Call	AA–	3,423,104
2,760	4.000%, 2/15/17 – AGC Insured	No Opt. Call	AA–	3,055,486

2,050	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2012A, 5.000%, 1/01/19	No Opt. Call	A	2,475,068

	North Carolina State, Capital Improvement Limited Obligation Bonds, Series 2009A:
1,000	5.000%, 5/01/19	No Opt. Call	AA+	1,224,140
5,195	5.000%, 5/01/20	5/19 at 100.00	AA+	6,369,434
3,040	5.000%, 5/01/21	5/19 at 100.00	AA+	3,693,752

500	University of North Carolina System, Pooled Revenue Bonds, East Carolina University, Series 2011A, 3.000%, 5/01/14	No Opt. Call	Aa2	513,245

	Wilmington, North Carolina, Limited Obligation Bonds, Refunding Series 2012:
350	2.000%, 6/01/14 – AGM Insured	No Opt. Call	AA	356,300
420	3.000%, 6/01/15 – AGM Insured	No Opt. Call	AA	441,701
855	4.000%, 6/01/17 – AGM Insured	No Opt. Call	AA	966,800
800	4.000%, 6/01/18 – AGM Insured	No Opt. Call	AA	918,584
47,255	Total North Carolina			53,770,340
	North Dakota – 0.2%

800	Fargo Public School District 1, County, North Dakota, General Obligation Bonds, Limited Tax School Building Series 2008, 4.000%, 5/01/14	No Opt. Call	Aa3	828,784

5,325	Grand Forks, North Dakota, Healthcare System Revenue Bonds, Altru Health System, Series 2007, 5.500%, 12/01/17	No Opt. Call	A–	6,155,221

1,000	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2006, 5.125%, 7/01/18	7/16 at 100.00	BBB–	1,083,140

1,130	West Fargo, North Dakota, General Obligation Bonds, Refunding & Improvement Series 2012C, 3.000%, 5/01/17	No Opt. Call	Aa3	1,216,400
8,255	Total North Dakota			9,283,545
	Ohio – 3.6%

	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds, Children’s Hospital Medical Center, Improvement & Refunding Series 2012:
2,000	5.000%, 11/15/21	No Opt. Call	A1	2,375,240
2,655	5.000%, 11/15/22	5/22 at 100.00	A1	3,119,280

	Akron, Ohio, Waterworks System Mortgage Revenue Improvement and Refunding Bonds, Series 2009:
2,220	5.000%, 3/01/15 – AGC Insured	No Opt. Call	A3	2,398,444
2,650	5.000%, 3/01/17 – AGC Insured	No Opt. Call	A3	3,061,519

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1:
5,825	5.000%, 6/01/14	No Opt. Call	A1	6,074,077
9,515	5.000%, 6/01/15	No Opt. Call	A1	10,249,368
6,630	5.000%, 6/01/16	No Opt. Call	A1	7,354,593
3,415	5.000%, 6/01/17	No Opt. Call	Baa1	3,878,245

8,110	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/17 at 100.00	B–	7,528,513

2,020	Cleveland, Ohio, Airport System Revenue Bonds, Series 2009C, 5.000%, 1/01/18 – AGM Insured	No Opt. Call	AA–	2,345,079

	Cleveland, Ohio, General Obligation Bonds, Series 2011:
1,470	5.000%, 12/01/19	No Opt. Call	AA	1,772,702
1,540	5.000%, 12/01/20	12/19 at 100.00	AA	1,838,313
1,620	5.000%, 12/01/21	12/19 at 100.00	AA	1,910,515

Nuveen Investments	251

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio (continued)

$2,175	Marysville, Union County, Ohio, General Obligation Bonds, Limited Tax Series 2011, 5.000%, 12/01/20 – AMBAC Insured	No Opt. Call	Aa3	$2,617,025

	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013:
1,000	5.000%, 2/15/16 (WI/DD, Settling 5/09/13)	No Opt. Call	BB+	1,072,850
1,630	5.000%, 2/15/18 (WI/DD, Settling 5/09/13)	No Opt. Call	BB+	1,787,393
1,000	5.000%, 2/15/19 (WI/DD, Settling 5/09/13)	No Opt. Call	BB+	1,102,210
270	5.000%, 2/15/20 (WI/DD, Settling 5/09/13)	No Opt. Call	BB+	297,861
2,000	5.000%, 2/15/21 (WI/DD, Settling 5/09/13)	No Opt. Call	BB+	2,195,780

2,000	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/17 (WI/DD, Settling 5/09/13)	No Opt. Call	BB+	2,175,940

	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C:
730	3.000%, 10/01/15	No Opt. Call	A1	766,741
765	3.000%, 10/01/16	No Opt. Call	A1	813,776
1,100	4.000%, 10/01/17	No Opt. Call	A1	1,216,908

5,650	Ohio Air Quality Development Authority, Air Quality Revenue Refunding Bonds, Columbus Southern Power Company Project, Series 2009A, 3.875%, 12/01/38 (Mandatory put 6/01/14)	No Opt. Call	Baa1	5,807,070

4,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	4,750,080

3,260	Ohio State, General Obligation Bonds, Infrastructure Improvement Series 2012A, 4.000%, 2/01/14	No Opt. Call	AA+	3,354,344

6,685	Ohio State, General Obligation Bonds, Infrastructure Improvement Series 2013B, 5.000%, 8/01/21	No Opt. Call	AA+	8,472,970

12,625	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2011C, 5.000%, 9/15/20	No Opt. Call	AA+	15,871,393

2,640	Ohio State, General Obligation Highway Capital Improvement Bonds, Series 2012Q, 5.000%, 5/01/18	No Opt. Call	AAA	3,176,765

	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Series 2009B:
690	5.000%, 1/01/17	No Opt. Call	Aa2	794,176
500	5.000%, 1/01/18	No Opt. Call	Aa2	590,890

110	Ohio Water Development Authority, Loan Revenue Bonds, Pure Water Development, Series 1990I, 6.000%, 12/01/16 – AMBAC Insured (ETM)	No Opt. Call	Aaa	119,618

10,715	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010B, 2.200%, 6/01/33 (Mandatory put 6/01/16)	No Opt. Call	BBB–	10,836,615

4,540	Ohio, State Appropriation Lease Bonds, Mental Health Capital Facilities, Refunding Series 2012A, 5.000%, 6/01/17 – NPFG Insured	No Opt. Call	AA	5,262,359

	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
2,145	5.000%, 12/01/15	No Opt. Call	N/R	2,267,930
2,265	5.000%, 12/01/16	No Opt. Call	N/R	2,425,045

2,230	University of Toledo, Ohio, General Receipts Bonds, Series 2009, 4.000%, 6/01/18	No Opt. Call	A+	2,528,753

1,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A, 6.100%, 7/01/17 (Alternative Minimum Tax) (5)	No Opt. Call	N/R	140,410
121,395	Total Ohio			134,350,790

252	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Oklahoma – 1.3%

	Canadian County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Mustang Public Schools Project, Series 2012:
$1,395	4.000%, 9/01/18	No Opt. Call	A+	$1,565,176
1,435	4.000%, 9/01/19	No Opt. Call	A+	1,610,859
2,685	4.500%, 9/01/20	No Opt. Call	A+	3,102,115

4,845	Cleveland County Public Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Norman Public Schools Project, Series 2010, 4.000%, 6/01/14	No Opt. Call	A+	5,028,626

	Oklahoma County Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Midwest City-Del City Public Schools Project, Series 2012:
750	2.000%, 3/01/14	No Opt. Call	A+	759,945
5,000	3.000%, 3/01/17	No Opt. Call	A+	5,321,650
2,820	4.000%, 3/01/18	No Opt. Call	A+	3,161,530

4,585	Tulsa, Oklahoma, Industrial Authority, Revenue and Refunding Bonds (The University of Tulsa), Series 1996A, 6.000%, 10/01/16 – NPFG Insured	No Opt. Call	A3	4,986,233

	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2009A:
1,000	4.000%, 6/01/15	No Opt. Call	A3	1,059,930
1,200	4.500%, 6/01/16	6/15 at 100.00	A3	1,279,260

8,505	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Tulsa International Airport, Series 1997B, 7.050%, 6/01/17 – NPFG Insured (ETM)	No Opt. Call	A (4)	9,498,639

7,425	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2011, 5.000%, 9/01/19	No Opt. Call	AA–	8,947,645

1,250	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2012, 4.000%, 9/01/22	No Opt. Call	AA–	1,398,775
42,895	Total Oklahoma			47,720,383
	Oregon – 0.7%

1,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2009A, 5.000%, 11/15/22	5/19 at 100.00	AAA	1,191,250

	Portland Community College District, Multnomah County, Oregon, General Obligation Bonds, Series 2013:
3,795	5.000%, 6/15/14	No Opt. Call	Aa1	3,999,968
5,655	5.000%, 6/15/15	No Opt. Call	Aa1	6,211,113

2,000	Tri-County Metropolitan Transportation District, Oregon, Capital Grant Receipt Revenue Bonds, Series 2011A, 5.000%, 10/01/18	No Opt. Call	A	2,400,500

10,000	Tri-County Metropolitan Transportation District, Oregon, Revenue Bonds, Payroll Tax and Grant Receipt Series 2013, 3.000%, 11/01/16	5/15 at 100.00	Aa3	10,496,500
22,450	Total Oregon			24,299,331
	Pennsylvania – 6.3%

385	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Duquesne University, Series 2013A, 3.000%, 3/01/15	No Opt. Call	A2	402,802

1,480	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Robert Morris University, Series 2006A, 4.375%, 2/15/14	No Opt. Call	Baa3	1,494,578

	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Jefferson Regional Medical Center, Series 2006B:
1,800	5.000%, 5/01/13	No Opt. Call	Baa2	1,800,144
1,865	5.000%, 5/01/14	No Opt. Call	Baa2	1,913,210
1,985	5.000%, 5/01/15	No Opt. Call	Baa2	2,078,851
1,620	5.000%, 5/01/16	No Opt. Call	Baa2	1,723,567
1,285	5.000%, 5/01/18	5/16 at 100.00	Baa2	1,351,846

Nuveen Investments	253

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)

$5,000	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center System, Series 2008B, 5.000%, 6/15/18	No Opt. Call	Aa3	$5,980,750

	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Refunding Series 2011:
6,550	5.000%, 12/01/17 – AGM Insured	No Opt. Call	AA–	7,691,207
4,400	5.000%, 12/01/18 – AGM Insured	No Opt. Call	AA–	5,276,524

1,900	Berks County, Pennsylvania, General Obligation Bonds, Series 2008, 5.000%, 11/15/21	11/18 at 100.00	Aa1	2,279,107

1,010	Central Dauphin School District, Dauphin County, Pennsylvania, General Obligation Bonds, Series 2006, 5.250%, 2/01/14 – NPFG Insured (ETM)	No Opt. Call	AA (4)	1,048,249

1,120	Centre County, Pennsylvania, General Obligation Bonds, Series 2012A, 3.000%, 7/01/19	No Opt. Call	AA	1,219,691

2,295	Coatesville Area School District, Chester County, Pennsylvania, General Obligation Bonds, Series 2009, 4.000%, 10/01/14 – AGM Insured	No Opt. Call	AA–	2,406,950

	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Presbyterian Homes Inc., Refunding Series 2005A:
440	5.000%, 12/01/15 – RAAI Insured	No Opt. Call	BBB+	472,388
20	4.250%, 12/01/17 – RAAI Insured	12/15 at 100.00	BBB+	20,942
210	5.000%, 12/01/19 – RAAI Insured	12/15 at 100.00	BBB+	221,775
75	5.000%, 12/01/21 – RAAI Insured	12/15 at 100.00	BBB+	78,197

	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Presbyterian Homes Inc., Series 2003A:
500	4.750%, 12/01/19 – RAAI Insured	6/13 at 100.00	BBB+	500,815
50	5.000%, 12/01/26 – RAAI Insured	6/13 at 100.00	BBB+	50,036

	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2010:
1,000	4.000%, 12/01/16	No Opt. Call	A+	1,110,800
500	5.000%, 12/01/18	No Opt. Call	A+	599,310

1,305	Delaware County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Series 1997A, 6.100%, 7/01/13	6/13 at 100.00	Ba1	1,310,324

3,335	Lancaster County, Pennsylvania, General Obligation Bonds, Series 2009A, 5.000%, 11/01/18 – AGM Insured	No Opt. Call	A1	4,004,234

1,000	Lebanon County Health Facilities Authority, Pennsylvania, Health Center Revenue Bonds, Pleasant View Retirement Community, Series 2005A, 5.125%, 12/15/20	12/14 at 100.00	N/R	1,019,700

3,425	Lebanon County Health Facilities Authority, Pennsylvania, Revenue Bonds, Good Samaritan Hospital Project, Refunding Series 2004, 5.000%, 11/15/18	11/13 at 100.00	Ba2	3,410,204

2,700	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.500%, 12/15/19	No Opt. Call	N/R	2,815,209

2,165	Lycoming County Authority, Pennsylvania, Health System Revenue Bonds, Susquehanna Health System Project, Series 2009A, 5.000%, 7/01/17	No Opt. Call	A–	2,427,225

1,080	Lycoming County Authority, Pennsylvania, Revenue Bonds, Pennsylvania College of Technology, Series 2012, 4.000%, 5/01/19	No Opt. Call	A	1,188,464

560	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Series 2013A0 & AE2, 5.000%, 12/01/23	5/13 at 100.00	N/R	511,591

1,210	Pennsylvania Convention Center Authority, Revenue Bonds, Series 1989A, 6.700%, 9/01/16 – FGIC Insured (ETM)	No Opt. Call	AA+ (4)	1,351,582

	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A:
2,350	5.000%, 10/15/13	No Opt. Call	BBB+	2,391,384
3,050	5.250%, 10/15/14	No Opt. Call	BBB+	3,209,149
3,275	5.250%, 10/15/15	No Opt. Call	BBB+	3,555,668

254	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)

$2,700	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Project, Series 2009, 1.750%, 12/01/33 (Mandatory put 12/01/15)	No Opt. Call	BBB	$2,758,887

10,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Project, Series 2011, 2.625%, 7/01/41 (Mandatory put 7/01/14)	No Opt. Call	BBB	10,136,200

	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012A:
2,500	5.000%, 7/01/15	No Opt. Call	Aaa	2,755,325
2,985	4.000%, 7/01/15	No Opt. Call	Aaa	3,225,322
3,900	5.000%, 7/01/16	No Opt. Call	Aaa	4,461,093
4,715	5.000%, 7/01/19	No Opt. Call	Aaa	5,826,420

	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012B:
5,650	5.000%, 7/01/21	1/18 at 100.00	Aaa	6,677,057
19,950	5.000%, 1/01/22	7/17 at 100.00	Aaa	23,223,795
8,365	5.000%, 7/01/22	7/16 at 100.00	Aaa	9,485,241
15,750	5.000%, 1/01/23	1/16 at 100.00	Aaa	17,522,348
13,270	5.000%, 7/01/23	7/15 at 100.00	Aaa	14,540,204

1,775	Pennsylvania State Public School Building Authority, Lease Revenue Bonds, Philadelphia School District Project, Series 2006A, 4.500%, 6/01/15 – AGM Insured	No Opt. Call	AA	1,900,990

	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009B:
2,725	4.000%, 6/01/13	No Opt. Call	A–	2,733,911
4,000	5.000%, 6/01/14	No Opt. Call	A–	4,199,720
4,000	5.000%, 6/01/15	No Opt. Call	A–	4,359,520
4,000	5.000%, 6/01/16	No Opt. Call	A–	4,494,000

16,030	Pennsylvania, General Obligation Bonds, Refunding 3rd Series 2004, 5.375%, 7/01/16 – NPFG Insured	No Opt. Call	AA+	18,492,368

2,860	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	A (4)	3,494,062

10,000	Philadelphia School District, Pennsylvania, General Obligation Bonds, Refunding Series 2010C, 5.000%, 9/01/16	No Opt. Call	AA	11,360,200

	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2011D:
1,795	5.000%, 9/01/17	No Opt. Call	AA	2,069,312
1,525	5.000%, 9/01/18	No Opt. Call	AA	1,790,137

	Pittsburgh Water and Sewerage Authority, Pennsylvania, Water and Sewerage System Revenue Refunding Bonds, Series 1986:
1,139	7.250%, 9/01/14 – FGIC Insured (ETM)	No Opt. Call	Aaa	1,199,116
620	6.000%, 9/01/16 – FGIC Insured (ETM)	No Opt. Call	Aaa	706,936

	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2013:
260	4.000%, 12/01/14	No Opt. Call	BBB–	271,157
1,205	4.000%, 12/01/16	No Opt. Call	BBB–	1,292,736

1,250	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011, 4.625%, 8/01/17	No Opt. Call	BBB+	1,364,725

2,500	University of Pittsburgh of the Commonwealth System of Higher Education, Pennsylvania, University Capital Project Bonds, Series 2009B, 5.500%, 9/15/21	3/19 at 100.00	Aa1	3,123,925

	York County, Pennsylvania, General Obligation Bonds, Series 2013:
1,925	3.000%, 6/01/15	No Opt. Call	AA	2,023,233
1,320	3.000%, 6/01/16	No Opt. Call	AA	1,413,364
1,350	4.000%, 6/01/17	No Opt. Call	AA	1,520,141
211,009	Total Pennsylvania			235,337,918

Nuveen Investments	255

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Puerto Rico – 0.2%

$1,525	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A, 5.000%, 7/01/21	No Opt. Call	BBB–	$1,527,440

7,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010ZZ, 5.250%, 7/01/24	7/20 at 100.00	BBB+	7,253,120

15	Puerto Rico, General Obligation Bonds, Public Improvement, Refunding Series 2012A, 5.000%, 7/01/20	No Opt. Call	BBB–	15,618

140	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	BBB+	151,385
8,680	Total Puerto Rico			8,947,563
	Rhode Island – 0.1%

2,000	Rhode Island Industrial Facilities Corporation, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2004A, 4.625%, 4/01/16 (Alternative Minimum Tax)	No Opt. Call	BBB	2,181,760

2,805	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.000%, 6/01/23	7/13 at 100.00	Baa1	2,842,643
4,805	Total Rhode Island			5,024,403
	South Carolina – 1.0%

3,065	Cherokee County School District 1, South Carolina, General Obligation Bonds, Series 2013A, 4.000%, 3/01/15	No Opt. Call	Aa1	3,273,573

	Columbia, South Carolina, Waterworks and Sewer System Revenue Bonds, Refunding Series 2012:
1,500	3.500%, 2/01/20	No Opt. Call	Aa1	1,714,890
1,000	4.500%, 2/01/21	No Opt. Call	Aa1	1,222,300

6,010	Dorchester County School District 2, South Carolina, Installment Purchase Revenue Bonds, GROWTH, Series 2004, 5.250%, 12/01/19	12/14 at 100.00	AA–	6,464,536

7,125	Georgetown County, South Carolina, Environmental Improvement Revenue Refunding Bonds, International Paper Company, Series 2002A, 5.700%, 4/01/14	No Opt. Call	BBB	7,398,814

	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Building Equity Sooner Series 2012:
3,365	5.000%, 12/01/21	No Opt. Call	AA	4,183,705
4,910	5.000%, 12/01/22	No Opt. Call	AA	6,138,384

510	Lexington County Health Service District, South Carolina, Hospital Revenue Refunding and Improvement Bonds, Series 2003, 5.500%, 11/01/13	No Opt. Call	AA–	522,337

1,330	McCormick County, South Carolina, Hospital Facilities Revenue Refunding and Improvement Bonds, McCormick Health Care Center Project, Series 2006, 8.000%, 3/01/21 (ETM)	No Opt. Call	N/R (4)	1,780,444

555	South Carolina JOBS Economic Development Authority, Hospital Facilities Revenue Bonds, Palmetto Health Alliance, Series 2003A, 6.000%, 8/01/13	No Opt. Call	BBB+	562,959

1,575	South Carolina JOBS Economic Development Authority, Revenue Bonds, Waste Management of South Carolina, Inc. Project, Series 2008, 2.875%, 2/01/15	No Opt. Call	BBB	1,609,713

820	South Carolina JOBS-Economic Development Authority, Residential Care Facilities First Mortgage Revenue Bonds, South Carolina Episcopal Home at Still Hopes, Series 2004A, 6.000%, 5/15/17	7/13 at 100.00	N/R	822,460
31,765	Total South Carolina			35,694,115
	South Dakota – 0.1%

	Deadwood, South Dakota, Certificates of Participation, Refunding Series 2012:
1,580	3.000%, 11/01/17	No Opt. Call	A	1,670,550
770	3.000%, 11/01/18	No Opt. Call	A	816,608

256	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	South Dakota (continued)

$1,920	Heartland Consumers Power District, South Dakota, Electric System Revenue Bonds, Series 1977, 6.375%, 1/01/16 (ETM)	No Opt. Call	Aaa	$2,106,509
4,270	Total South Dakota			4,593,667
	Tennessee – 1.4%

	First Utility District of Knox County, Tennessee, Water and Sewer Revenue Bonds, Series 2012A:
425	2.000%, 12/01/13	No Opt. Call	AA+	429,373
425	2.000%, 12/01/14	No Opt. Call	AA+	436,093
225	2.000%, 12/01/15	No Opt. Call	AA+	233,631
225	2.000%, 12/01/16	No Opt. Call	AA+	235,537
475	2.000%, 12/01/17	No Opt. Call	AA+	498,109
710	4.000%, 12/01/20	No Opt. Call	AA+	831,765
740	4.000%, 12/01/21	No Opt. Call	AA+	871,269

	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A:
525	5.000%, 7/01/13	No Opt. Call	BBB+	528,917
695	5.000%, 7/01/14	No Opt. Call	BBB+	726,192

	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2012A:
1,030	5.000%, 1/01/19	No Opt. Call	A	1,222,435
2,500	5.000%, 1/01/20	No Opt. Call	A	2,958,325
1,500	4.000%, 1/01/21	No Opt. Call	A	1,683,360

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012:
1,335	3.000%, 11/01/17	No Opt. Call	BBB+	1,406,249
250	3.000%, 11/01/18	No Opt. Call	BBB+	263,408
1,070	4.000%, 11/01/19	No Opt. Call	BBB+	1,187,796
810	4.000%, 11/01/20	No Opt. Call	BBB+	902,300
500	4.000%, 11/01/21	No Opt. Call	BBB+	556,780
1,030	5.000%, 11/01/22	11/21 at 100.00	BBB+	1,214,463

1,000	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Refunding Series 2013, 3.000%, 7/01/15	No Opt. Call	Aa1	1,058,670

	Metropolitan Government of Nashville-Davidson County, Tennessee, Water and Sewerage Revenue Bonds, Subordinate Lien Refunding Series 2012:
1,050	5.000%, 7/01/16	No Opt. Call	A+	1,194,470
2,570	5.000%, 7/01/21	No Opt. Call	A+	3,180,118
1,320	5.000%, 7/01/22	No Opt. Call	A+	1,650,264

	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Baptist Memorial Healthcare, Series 2004A:
2,000	5.000%, 9/01/15	No Opt. Call	AA–	2,204,540
5,000	5.000%, 9/01/16	No Opt. Call	AA–	5,680,700
2,500	5.000%, 9/01/18	No Opt. Call	AA–	2,988,375

7,530	Tennessee State, General Obligation Bonds, Series 2009A, 5.000%, 5/01/17	No Opt. Call	Aaa	8,853,322

1,000	Tennessee State, General Obligation Bonds, Series 2009A, 5.000%, 5/01/19 (Pre-refunded 5/01/17)	5/17 at 100.00	Aaa	1,175,880

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A:
4,175	5.000%, 9/01/13	No Opt. Call	A	4,242,593
250	5.000%, 9/01/14	No Opt. Call	A	264,068
200	5.250%, 9/01/18	No Opt. Call	A	231,304

1,395	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 5.000%, 2/01/17	No Opt. Call	A–	1,556,499
44,460	Total Tennessee			50,466,805

Nuveen Investments	257

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas – 5.8%

$3,000	Bexar County Housing Finance Corporation, Texas, FNMA Guaranteed Multifamily Housing Revenue Bonds, Villas Sonterra Apartments Project, Series 2007A, 4.700%, 10/01/15 (Alternative Minimum Tax)	No Opt. Call	N/R	$3,146,100

7,095	Board of Regents of the Texas Tech University System, Revenue Financing System Refunding and Improvement Bonds, Fourteenth Series 2012A, 2.000%, 8/15/13	No Opt. Call	AA+	7,132,958

	Board of Regents, University of Texas System, Financing System Revenue Bonds, Refunding Series 2012A:
5,000	4.000%, 8/15/14	No Opt. Call	AAA	5,240,150
20,350	5.000%, 8/15/23	No Opt. Call	AAA	26,520,934

	Canadian River Municipal Water Authority, Texas, Contract Revenue Bonds, Conjunctive Use Groundwater Supply Project, Subordinate Lien Series 2011:
1,000	5.000%, 2/15/15	No Opt. Call	AA	1,082,600
1,000	5.000%, 2/15/16	No Opt. Call	AA	1,124,040

	City of Houston, Texas, Sewer System Revenue Bonds, Series 1984:
745	9.375%, 10/01/13 – NPFG Insured (ETM)	4/13 at 100.00	Aaa	772,774
30	9.375%, 10/01/13 – NPFG Insured (ETM)	4/13 at 100.00	Aaa	31,118

	Dallas, Texas, Waterworks and Sewer System Revenue Bonds, Refunding Series 2007:
5,100	5.000%, 10/01/13 – AMBAC Insured	No Opt. Call	AAA	5,203,989
6,825	5.000%, 10/01/15 – AMBAC Insured	No Opt. Call	AAA	7,591,516

	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012B:
2,595	5.000%, 11/01/20	No Opt. Call	A+	3,171,869
5,000	5.000%, 11/01/21	11/20 at 100.00	A+	6,035,600

5,000	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Methodist Hospital System, Series 2009B, 5.000%, 12/01/41 (Mandatory put 6/01/14)	No Opt. Call	AA	5,020,250

6,000	Harris County, Texas, General Obligation Bonds, Refunding Road Series 2009A, 5.250%, 10/01/18	No Opt. Call	AAA	7,402,500

1,500	Houston Independent School District, Harris County, Texas, General Obligation Bonds, Schoolhouse Series 2013A, 4.000%, 2/15/16	No Opt. Call	AAA	1,648,770

1,780	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Refunding Series 2012D, 5.000%, 11/15/21	No Opt. Call	AA	2,248,834

11,520	Houston, Texas, General Obligation Bonds, Public Improvement Refunding Series 2009A, 5.000%, 3/01/20	3/19 at 100.00	AA	13,979,174

2,000	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011A, 5.000%, 9/01/14	No Opt. Call	A2	2,124,820

	Houston, Texas, Senior Lien Airport System Revenue Bonds, Refunding Series 2009A:
1,360	5.000%, 7/01/15	No Opt. Call	AA–	1,492,981
1,110	5.000%, 7/01/16	No Opt. Call	AA–	1,257,097

2,250	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2011B, 5.000%, 7/01/20	No Opt. Call	A+	2,735,618

	Lubbock Health Facilities Development Corporation, Texas, Revenue Bonds, St. Joseph Health System, Refunding Series 2008B:
3,030	5.000%, 7/01/18	No Opt. Call	AA–	3,570,431
3,000	5.000%, 7/01/20	No Opt. Call	AA–	3,608,280

5,660	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2006, 3.750%, 12/01/18 (Mandatory put 6/01/15)	No Opt. Call	BBB	5,978,715

2,000	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2008, 6.000%, 8/01/20 (Mandatory put 8/01/13)	No Opt. Call	BBB	2,024,700

258	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)

	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2012:
$1,670	5.000%, 8/15/19	No Opt. Call	AA	$2,035,379
2,785	5.000%, 8/15/21	No Opt. Call	AA	3,422,793
2,000	5.000%, 8/15/22	No Opt. Call	AA	2,471,580
5,480	5.000%, 8/15/23	8/22 at 100.00	AA	6,691,738

7,625	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series 2011D, 5.000%, 9/01/24	9/21 at 100.00	AA	9,295,714

10,000	San Antonio Independent School District, Bexar County, Texas, General Obligation Bonds, Series 2005, 5.000%, 8/15/21	8/15 at 100.00	AAA	11,044,700

3,425	San Antonio, Texas, Electric and Gas System Revenue Refunding Bonds, New Series 1992, 5.000%, 2/01/17 (ETM)	No Opt. Call	AA+ (4)	3,732,223

15,000	San Antonio, Texas, Electric and Gas System Revenue Refunding Bonds, Series 2012, 5.000%, 2/01/21	No Opt. Call	Aa1	18,869,850

8,420	Texas A&M University, Financing System Revenue Bonds, Series 2008, 5.000%, 5/15/15	No Opt. Call	Aaa	9,224,531

5,500	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/20	No Opt. Call	A3	6,282,815

6,520	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2007, 5.000%, 4/01/16	No Opt. Call	AAA	7,375,359

2,250	Texas State, Public Financing Authority, General Obligation Bonds, Series 2009A, 5.000%, 10/01/17	No Opt. Call	Aaa	2,677,320

	Val Verde County, Texas, Pass-Through Toll Revenue and Limited Tax Bonds, Series 2011:
1,000	2.000%, 8/15/13	No Opt. Call	A	1,003,460
2,000	3.000%, 8/15/14	No Opt. Call	A	2,052,380
2,565	3.000%, 8/15/15	No Opt. Call	A	2,661,085
2,640	3.000%, 8/15/16	No Opt. Call	A	2,764,661
2,720	3.000%, 8/15/17	No Opt. Call	A	2,854,830
185,550	Total Texas			214,606,236
	Utah – 0.9%

	Intermountain Power Agency, Utah, Subordinated Power Supply Revenue Refunding Bonds, Series 2013A:
20,040	2.000%, 7/01/14	No Opt. Call	AA–	20,460,038
4,000	3.000%, 7/01/15	No Opt. Call	AA–	4,226,680

	Utah Associated Municipal Power Systems, Revenue Bonds, Horse Butte Wind Project, Series 2012A:
500	5.000%, 9/01/14	No Opt. Call	A–	529,055
550	5.000%, 9/01/15	No Opt. Call	A–	603,554
875	5.000%, 9/01/16	No Opt. Call	A–	989,284
500	5.000%, 9/01/17	No Opt. Call	A–	578,850
500	5.000%, 9/01/18	No Opt. Call	A–	591,615
625	5.000%, 9/01/19	No Opt. Call	A–	751,075
1,010	5.000%, 9/01/20	No Opt. Call	A–	1,204,728
2,040	5.000%, 9/01/21	No Opt. Call	A–	2,449,000
30,640	Total Utah			32,383,879
	Virgin Islands – 0.5%

	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B:
2,500	5.000%, 10/01/14	No Opt. Call	BBB+	2,623,400
4,455	5.000%, 10/01/15	No Opt. Call	BBB+	4,803,336
4,375	5.000%, 10/01/16	No Opt. Call	BBB+	4,813,463
4,000	5.000%, 10/01/17	No Opt. Call	BBB+	4,479,880
15,330	Total Virgin Islands			16,720,079

Nuveen Investments	259

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Virginia – 0.4%

	Amherst Industrial Development Authority, Virginia, Revenue Bonds, Sweet Briar College, Series 2006:
$400	4.000%, 9/01/13	No Opt. Call	BBB	$404,496
400	4.000%, 9/01/14	No Opt. Call	BBB	416,828
400	4.125%, 9/01/15	No Opt. Call	BBB	427,248

1,825	Caroline County Industrial Development Authority, Virginia, Public Facility Lease Revenue Bond, Anticipation Notes, Series 2011, 4.000%, 8/01/16	7/13 at 100.00	N/R	1,827,792

1,000	Hanover County, Virginia, General Obligation Bonds, Refunding & Public Improvement Series 2009, 5.000%, 7/15/19	No Opt. Call	AAA	1,239,460

	Louisa Industrial Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company, Series 2008c:
3,750	5.375%, 11/01/35 (Mandatory put 12/02/13)	No Opt. Call	A–	3,863,100
2,500	1.500%, 11/01/35 (Mandatory put 12/01/14)	No Opt. Call	A–	2,521,150

3,250	Peninsula Ports Authority, Virginia, Residential Care Facilities Revenue Bonds, Virginia Baptist Homes, Series 2003A, 7.375%, 12/01/32 (Pre-refunded 12/01/13)	12/13 at 100.00	AA+ (4)	3,384,518

1,750	Virginia College Building Authority, Educational Facilities Revenue Refunding Bonds, Marymount University, Series 1998, 5.100%, 7/01/18 – RAAI Insured	7/13 at 100.00	N/R	1,754,323
15,275	Total Virginia			15,838,915
	Washington – 2.8%

1,700	Central Washington University, Washington, System Revenue Bonds, Refunding Series 2013, 4.000%, 5/01/15	No Opt. Call	A1	1,818,031

4,090	Seattle, Washington, Municipal Light and Power Revenue Bonds, Refunding & Improvement Series 2010B, 5.000%, 2/01/17	No Opt. Call	Aa2	4,749,308

5,000	Seattle, Washington, Water System Revenue Bonds, Series 2003, 5.000%, 9/01/17 (Pre-refunded 9/01/13) – NPFG Insured	9/13 at 100.00	Aa2 (4)	5,080,750

3,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.375%, 1/01/31	1/21 at 100.00	A	3,329,550

10,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2012B, 4.000%, 10/01/42 (Mandatory put 10/01/21)	No Opt. Call	AA	11,351,700

10,580	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Refunding Series 2012B, 5.000%, 10/01/42 (Mandatory put 10/01/21)	No Opt. Call	AA	12,818,093

5,570	Washington State, General Obligation Bonds, Various Purpose Series 2013D, 4.000%, 2/01/15	No Opt. Call	AA+	5,926,591

10,380	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, 2010 Series 2009B, 5.000%, 8/01/15	No Opt. Call	AA+	11,454,226

8,715	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Series 2008B, 5.000%, 7/01/19	7/18 at 100.00	AA+	10,469,940

	Washington State, General Obligation Refunding Bonds, Various Purpose Series 2013R-13C:
9,355	4.000%, 7/01/15	No Opt. Call	AA+	10,087,029
20,070	5.000%, 7/01/21	No Opt. Call	AA+	25,337,773

1,190	Washington, General Obligation Bonds, Series 1990A, 6.750%, 2/01/15	No Opt. Call	AA+	1,280,297
89,650	Total Washington			103,703,288
	West Virginia – 0.5%

2,000	West Virginia Economic Development Authority, Pollution Control Revenue Bonds, Appalachian Power Company – Amos Project, Series 2008, 4.850%, 5/01/19 (Mandatory put 9/04/13)	No Opt. Call	BBB	2,028,240

5,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Series 2011A, 2.250%, 1/01/41 (Mandatory put 9/01/16) (Alternative Minimum Tax)	No Opt. Call	BBB	5,102,850

260	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	West Virginia (continued)

$7,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Ohio Power Company – Amos Project, Series 2010A, 3.125%, 3/01/43 (Mandatory put 4/01/15)	No Opt. Call	Baa1	$7,235,270

530	West Virginia State Building Commission, Lease Revenue Refunding Bonds, Regional Jail and Corrections Facility, Series 1998A, 5.375%, 7/01/18 – AMBAC Insured	No Opt. Call	N/R	594,570

2,480	West Virginia University, Revenue Bonds, West Virginia University Projects, Series 2000A, 0.000%, 4/01/17 – AMBAC Insured	No Opt. Call	Aa3	2,348,758
17,010	Total West Virginia			17,309,688
	Wisconsin – 1.5%

4,070	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2009B, 4.750%, 8/15/25 (Mandatory put 8/15/14)	No Opt. Call	A	4,249,202

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010B:
5,000	5.000%, 7/15/17	No Opt. Call	A	5,726,000
5,000	5.000%, 7/15/18	No Opt. Call	A	5,830,050
5,680	5.000%, 7/15/19	No Opt. Call	A	6,707,171

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Hospital Sisters Services, Inc., Refunding Series 2012B:
540	4.000%, 8/15/17	No Opt. Call	AA–	607,586
1,105	5.000%, 8/15/18	No Opt. Call	AA–	1,319,271

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2006A:
450	5.000%, 2/15/14	No Opt. Call	A–	465,876
500	5.000%, 2/15/15	No Opt. Call	A–	537,020

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Medical College of Wisconsin, Inc., Series 2010:
1,475	5.000%, 12/01/16	No Opt. Call	A+	1,626,468
1,555	5.000%, 12/01/17	No Opt. Call	A+	1,747,525
1,635	5.000%, 12/01/18	No Opt. Call	A+	1,865,976
1,710	5.000%, 12/01/19	No Opt. Call	A+	1,973,118

8,485	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2010A, 5.000%, 6/01/19	No Opt. Call	A2	8,950,317

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C:
425	2.500%, 8/15/13	No Opt. Call	A+	427,758
500	5.000%, 8/15/16	No Opt. Call	A+	561,875
750	5.000%, 8/15/18	No Opt. Call	A+	881,805
205	5.000%, 8/15/20	No Opt. Call	A+	244,883
1,480	5.000%, 8/15/21	No Opt. Call	A+	1,771,752

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A:
4,000	5.000%, 8/15/14	No Opt. Call	A–	4,208,520
2,000	5.250%, 8/15/18	8/16 at 100.00	A–	2,257,220

480	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2003A, 5.000%, 8/15/13	No Opt. Call	A–	486,365

2,160	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 5.250%, 5/01/20	5/19 at 100.00	AA–	2,636,064
49,205	Total Wisconsin			55,081,822
$3,174,151	Total Municipal Bonds (cost $3,378,671,146)			3,531,802,841

Nuveen Investments	261

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0%

	Transportation – 0.0%

$120	Las Vegas Monorail Company, Senior Interest Bonds (6), (7)	5.500%	7/15/19	N/R	$29,920
35	Las Vegas Monorail Company, Senior Interest Bonds (6), (7)	3.000%	7/15/55	N/R	7,003
$155	Total Corporate Bonds (cost $2,942)				36,923
	Total Long-Term Investments (cost $3,378,674,088) – 95.2%				3,531,839,764

Principal Amount (000)	Description (1)		Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 3.3%

	Connecticut – 0.3%

$4,250	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Choate Rosemary Hall, Variable Rate Demand Obligations, Series 2008D, 0.230%, 7/01/37 (8)		8/13 at 100.00	VMIG-1	$4,250,000

7,730	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Variable Rate Demand Obligations, Trust 2862, 0.180%, 7/01/15 (8)		No Opt. Call	A-1	7,730,000
11,980	Total Connecticut				11,980,000
	Georgia – 0.4%

5,000	Forsyth County Water and Sewerage Authority, Georgia, Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 2253, 0.260%, 4/01/15 – AGM Insured (8)		No Opt. Call	VMIG-1	5,000,000

12,020	Georgia, General Obligation Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 1881, 0.220%, 4/01/27 (8)		4/17 at 100.00	VMIG-1	12,020,000
17,020	Total Georgia				17,020,000
	Iowa – 0.3%

9,700	Iowa State, Special Obligation Bonds, I-Jobs Program, Variable Rate Demand Obligations, Tender Option Bond Trust 13B-A REG D, 0.250%, 6/01/25 (8)		No Opt. Call	A-1	9,700,000

1,500	Iowa State, Special Obligation Bonds, I-Jobs Program,Variable Rate Demand Obligations, Tender Option Bond Trust 13B-B REG D, 0.250%, 6/01/26 (8)		6/19 at 100.00	A-1	1,500,000
11,200	Total Iowa				11,200,000
	Maine – 0.2%

6,665	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Bowdoin College, Variable Rate Demand Obligations, Tender Option Bond Trust 2009-5B, 0.250%, 7/01/39 (8)		7/19 at 100.00	VMIG-1	6,665,000
	Massachusetts – 0.3%

10,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Variable Rate Demand Obligations, Tender Option Bond Trust 3529, 0.340%, 6/01/15 (8)		No Opt. Call	A-1	10,000,000
	Michigan – 0.0%

40	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Variable Rate Demand Obligations, Tender Option Bonds Trust DCL-045, 0.450%, 5/01/30 (8)		No Opt. Call	A-2	40,000
	Missouri – 0.3%

10,500	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Variable Rate Demand Obligations, Tender Option Bond Trust DCL-017, 0.600%, 7/01/22 (8)		No Opt. Call	A-2	10,500,000
	Ohio – 0.3%

10,000	Hamilton County, Ohio, Sales Tax Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 3766Z, 0.240%, 11/15/16 – AGM Insured (8)		No Opt. Call	A-1	10,000,000

262	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Oregon – 0.2%

$5,880	Eugene, Oregon, Electric Utility Revenue Bonds, Variable Rate Demand Obligations, Series 2003A, 0.230%, 8/01/22 – AGM Insured (8)	8/13 at 100.00	A-1	$5,880,000
	Tennessee – 0.2%

8,665	Chattanooga, Tennessee, Electric System Enterprise Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 08-29, 0.220%, 3/01/16 (8)	No Opt. Call	A-1	8,665,000
	Virginia – 0.3%

6,005	The Rector and Visitors of the University of Virginia, General Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 2876, 0.240%, 6/01/13 (8)	No Opt. Call	F-1	6,005,000

5,000	Virginia Resources Authority, Clean Water State Revolving Fund Revenue Bonds, Variable Rate Demand Obligations, Series 2008, Trust 2917, 0.220%, 10/01/28 (8)	10/18 at 100.00	A-1	5,000,000
11,005	Total Virginia			11,005,000
	Washington – 0.5%

4,480	Bellingham, Washington, Water and Sewer Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 11981X, 0.370%, 8/01/19 (8)	No Opt. Call	VMIG-2	4,480,000

15,000	Central Puget Sound Regional Transit Authority, Washington, Sales and Use Tax Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 2007-1C, 0.210%, 11/01/32 – AGM Insured (8)	11/17 at 100.00	VMIG-1	15,000,000
19,480	Total Washington			19,480,000
$122,435	Total Short-Term Investments (cost $122,435,000)			122,435,000
	Total Investments (cost $3,501,109,088) – 98.5%			3,654,274,764
	Other Assets Less Liabilities – 1.5%			54,914,236
	Net Assets – 100%			$3,709,189,000

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors/Trustees. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(7)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an interest rate of 5.500% maturing on July 15, 2019 and the second with an interest rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

(8)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

N/R	Not rated.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Nuveen Investments	263

Portfolio of Investments

Nuveen Short Duration High Yield Municipal Bond Fund

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Alabama – 1.7%

$220	Bessemer Governmental Utility Services Corporation, Alabama, Water Supply Revenue Bonds, Series 2008A, 3.750%, 6/01/17	No Opt. Call	A2	$233,873

480	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A, 5.000%, 11/15/30	11/15 at 100.00	Baa2	499,195

	Jefferson County Public Building Authority, Alabama, Lease Revenue Warrants, Series 2006:
45	5.125%, 4/01/18 – AMBAC Insured	4/16 at 100.00	Ca	41,584
100	5.125%, 4/01/21 – AMBAC Insured	4/16 at 100.00	Ca	87,909

	Jefferson County, Alabama, General Obligation Refunding Warrants, Series 2003A:
400	5.000%, 4/01/22 – NPFG Insured	7/13 at 100.00	Baa2	394,584
100	5.000%, 4/01/23 – NPFG Insured	7/13 at 100.00	Baa2	98,720

500	Jefferson County, Alabama, General Obligation Warrants, Series 2004A, 5.000%, 4/01/18 – NPFG Insured	4/14 at 100.00	A	489,790

	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A:
40	5.250%, 1/01/14	No Opt. Call	B	40,040
140	5.250%, 1/01/15	1/14 at 100.00	B	140,112
275	5.250%, 1/01/18 – AGM Insured	1/14 at 100.00	AA–	276,477
150	5.250%, 1/01/19 – AGM Insured	1/14 at 100.00	AA	150,806
2,450	Total Alabama			2,453,090
	Alaska – 0.5%

	Alaska Railroad Corporation, Capital Grant Receipts Bonds, Section 5307 and 5309 Formula Funds, Series 2007:
370	5.000%, 8/01/18 – FGIC Insured	8/17 at 100.00	A+	422,688
200	5.000%, 8/01/21 – FGIC Insured	8/17 at 100.00	A+	227,738
570	Total Alaska			650,426
	Arizona – 3.0%

1,195	Arizona Health Facilities Authority, Health Care Facilities Revenue Bonds, The Beatitudes Campus Project, Series 2006, 5.100%, 10/01/22	10/16 at 100.00	N/R	1,218,123

75	Downtown Phoenix Hotel Corporation, Arizona, Senior Revenue Bonds, Series 2005A, 5.250%, 7/01/23 – FGIC Insured	1/16 at 100.00	BB+	77,925

350	Florence Town Inc., Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional School Project – Queen Creek and Casa Grande Campuses, Series 2013, 4.000%, 7/01/18	No Opt. Call	BB	350,473

150	Glendale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Senior Lien Series 2012A, 3.000%, 7/01/18	No Opt. Call	AA+	158,886

1,000	Phoenix Industrial Development Authority, Arizona, Airport Facilities Refunding Bonds, America West Airlines, Inc. Project, Series 1998, 6.300%, 4/01/23 (WI/DD, Settling 5/01/13) (Alternative Minimum Tax)	10/13 at 100.00	Caa2	1,003,810

360	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Great Hearts Academies – Veritas Project, Series 2012, 5.200%, 7/01/22	7/21 at 100.00	BB	375,793

1,000	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 5.750%, 7/01/22	7/16 at 100.00	N/R	1,034,980
4,130	Total Arizona			4,219,990
	California – 10.9%

450	ABAG Finance Authority For Nonprofit Corporations, California, Revenue Bonds, Sharp HealthCare, Series 2009B, 6.375%, 8/01/34	8/14 at 100.00	A+	480,294

150	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 5.300%, 10/01/23 – AMBAC Insured	No Opt. Call	BBB+	169,074

200	Anaheim Redevelopment Agency, California, Tax Allocation Refunding Bonds, Merged Redevelopment Project Areas, Series 2007A, 5.000%, 2/01/16 – AGM Insured	No Opt. Call	AA–	218,434

264	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)

$315	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 17A, Series 2013B, 2.375%, 9/01/17	No Opt. Call	N/R	$317,536

1,395	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.250%, 6/01/21	12/18 at 100.00	B2	1,414,460

150	California Municipal Finance Authority, Certificates of Participation, Community Hospitals of Central California Obligated Group, Series 2009, 4.250%, 2/01/15	No Opt. Call	Baa2	157,757

50	California Municipal Finance Authority, Revenue Bonds, Biola University, Refunding Series 2008A, 5.000%, 10/01/18	No Opt. Call	Baa1	59,054

165	California Municipal Finance Authority, Revenue Bonds, Biola University, Series 2013, 5.000%, 10/01/22	No Opt. Call	Baa1	196,753

500	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2010A, 4.000%, 7/01/15	No Opt. Call	Baa2	524,440

300	California Statewide Community Development Authority, Revenue Bonds, International School of the Peninsula, Palo Alto, California, Series 2006, 5.000%, 11/01/21	11/16 at 100.00	N/R	311,502

500	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35 – NPFG Insured	7/13 at 100.00	Baa2	500,020

	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999:
100	5.375%, 1/15/14 – NPFG Insured	7/13 at 100.00	Baa2	100,189
75	5.000%, 1/15/16 – NPFG Insured	5/13 at 100.00	Baa2	75,113
380	0.000%, 1/15/31 – NPFG Insured	7/13 at 35.18	Baa2	132,061
250	0.000%, 1/15/33	No Opt. Call	BBB–	77,198

100	Fresno Unified School District, Fresno County, California, General Obligation Bonds, Series 2002A, 5.300%, 2/01/14 – NPFG Insured	No Opt. Call	A+	103,621

750	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 4.500%, 6/01/27	6/17 at 100.00	B	731,625

	Hesperia Public Financing Authority, California, Redevelopment and Housing Projects Tax Allocation Bonds, Series 2007A:
150	5.500%, 9/01/17 – SYNCORA GTY Insured	No Opt. Call	Ba1	165,327
590	5.000%, 9/01/22 – SYNCORA GTY Insured	9/17 at 100.00	N/R	602,868

1,000	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Rancho Vallecitos Mobile Home Park, Series 2013, 4.500%, 4/15/23	No Opt. Call	BBB	1,108,030

100	Indian Wells Redevelopment Agency, California, Tax Allocation Bonds, Consolidated Whitewater Project Area, Refunding Series 2003A, 4.000%, 9/01/16 – AMBAC Insured	No Opt. Call	BBB–	104,939

80	Indio Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Subordinate Lien Refunding Series 2008A, 5.000%, 8/15/19	8/18 at 100.00	BBB–	85,987

95	Industry Public Facilities Authority, California, Tax Allocation Revenue Bonds Series 2007, 4.000%, 5/01/16 – NPFG Insured	7/13 at 100.00	A	95,518

	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007:
185	5.000%, 6/01/21	6/17 at 100.00	B	186,282
200	4.625%, 6/01/21	6/17 at 100.00	B	197,538

	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A:
300	5.250%, 11/15/19	No Opt. Call	A	349,359
500	5.250%, 11/15/21	No Opt. Call	A	584,060

200	Murrieta Valley Unified School District Public Finance Authority, Riverside County, California, Refunding Bonds Series 2013, 2.500%, 9/01/18	No Opt. Call	N/R	198,238

Nuveen Investments	265

Portfolio of Investments

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)

$750	Oak Valley Hospital District, Stanislaus County, California, General Obligation Bonds, Series 2005, 4.500%, 7/01/25 – FGIC Insured	7/14 at 101.00	A2	$777,615

650	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 5.500%, 11/01/19	No Opt. Call	Baa3	752,343

150	Riverside County, California, Community Facilities District 05-8, Scott Road, Special Tax Bonds Series 2013, 4.000%, 9/01/21	No Opt. Call	N/R	153,956

	Romoland School District, California, Special Tax Bonds, Community Facilities District 2004-1 Heritage Lake Improvement Area 3, Series 2013:
125	4.000%, 9/01/21 (WI/DD, Settling 5/09/13)	No Opt. Call	N/R	131,981
125	4.000%, 9/01/22 (WI/DD, Settling 5/09/13)	No Opt. Call	N/R	130,749
150	4.000%, 9/01/23 (WI/DD, Settling 5/09/13)	No Opt. Call	N/R	155,792
175	4.000%, 9/01/24 (WI/DD, Settling 5/09/13)	9/23 at 100.00	N/R	179,317

50	Roseville Natural Gas Financing Authority, California, Gas Revenue Bonds, Series 2007, 5.000%, 2/15/18	No Opt. Call	A	56,674

100	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006, 5.000%, 9/01/16	9/15 at 102.00	Baa2	108,471

105	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A, 5.250%, 1/15/30 – NPFG Insured	7/13 at 100.00	Baa2	105,002

65	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 1993, 6.000%, 8/01/15 – NPFG Insured	No Opt. Call	A	70,682

520	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2005B, 5.000%, 8/01/14 – AMBAC Insured	No Opt. Call	BBB	546,099

100	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006D, 5.000%, 8/01/21 – AMBAC Insured	8/17 at 100.00	BBB	104,746

110	San Jose, California, Airport Revenue Bonds, Refunding Series 2011A-1, 5.000%, 3/01/19 (Alternative Minimum Tax)	No Opt. Call	A2	129,565

300	Santa Fe Springs Community Development Commission, Los Angeles County, California, Consolidated Project Area Tax Allocation Refunding Bonds, Series 2007A, 4.500%, 9/01/21 – NPFG Insured	9/17 at 100.00	A	317,802

500	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series 2007A, 5.000%, 11/01/13	No Opt. Call	Baa1	511,400

200	Stockton Unified School District, San Joaquin County, California, General Obligation Bonds, Election 2008 Series 2008A, 4.000%, 8/01/19	8/16 at 102.00	AA–	216,580

75	Stockton Unified School District, San Joaquin County, California, General Obligation Bonds, Refunding Series 2011, 5.000%, 7/01/21 – AGM Insured	No Opt. Call	AA–	88,686

500	Stockton Unified School District, San Joaquin County, California, General Obligation Bonds, Series 2007, 5.000%, 8/01/20 – AGM Insured	8/17 at 100.00	AA–	562,495

170	Stockton, California, Revenue Certificates of Participation, Wastewater System Project, Series 1998A, 5.200%, 9/01/29 – NPFG Insured	9/13 at 100.00	BBB+	170,043

100	Stockton-East Water District, California, Certificates of Participation, Series 2002A Refunding, 5.000%, 4/01/20 – FGIC Insured	5/13 at 100.00	N/R	100,136

250	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 4.750%, 6/01/23	6/15 at 100.00	B+	250,250

605	Vernon, California, Electric System Revenue Bonds, Series 2009A, 5.125%, 8/01/21	8/19 at 100.00	A–	692,265
15,105	Total California			15,559,926

266	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado – 2.4%

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Cheyenne Mountain Charter Academy, Series 2007A:
$25	5.000%, 6/15/15	No Opt. Call	BBB–	$26,490
75	5.000%, 6/15/16	No Opt. Call	BBB–	81,032

500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Flagstaff Academy Project, Series 2008A, 6.750%, 8/01/28	8/18 at 100.00	N/R	563,185

185	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc., Refunding Series 2012C, 5.000%, 12/01/21	No Opt. Call	BBB+	214,082

50	Compark Business Campus Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007A, 5.000%, 12/01/18 – RAAI Insured	12/17 at 100.00	N/R	51,546

75	Conservatory Metropolitan District, Aurora, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Series 2007, 4.000%, 12/01/13 – RAAI Insured	No Opt. Call	N/R	75,249

100	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007A-1, 5.250%, 9/01/16 – NPFG Insured	No Opt. Call	Baa2	110,286

200	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007C-1, 5.500%, 9/01/24 – NPFG Insured	No Opt. Call	Baa2	217,770

100	Ebert Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.000%, 12/01/22 – RAAI Insured	12/17 at 100.00	N/R	101,798

500	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 5.000%, 12/01/18	No Opt. Call	N/R	565,060

100	Poudre Tech Metro District, Colorado, Unlimited Property Tax Supported Revenue Bonds, Refunding & Improvement Series 2010B, 3.000%, 12/01/17 – AGM Insured	No Opt. Call	AA–	100,642

575	Public Authority for Colorado Energy, Colorado, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008, 6.125%, 11/15/23	No Opt. Call	A	720,021

500	Rendezvous Residential Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2007, 5.200%, 12/01/17	No Opt. Call	N/R	487,455

85	Wyndham Hill Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2005, 6.250%, 12/01/25	12/15 at 100.00	N/R	84,178
3,070	Total Colorado			3,398,794
	Connecticut – 0.1%

75	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Eastern Connecticut Health Network, Series 2005, 4.375%, 7/01/18 – RAAI Insured	7/15 at 100.00	N/R	77,371
	Florida – 7.5%

215	Brevard County Health Facilities Authority, Florida, Health Facilities Revenue Refunding Bonds, Health First, Inc. Project, Series 2013A, 5.000%, 4/01/19	No Opt. Call	A–	254,162

	Capital Projects Finance Authority, Florida, Student Housing Revenue Bonds, Capital Projects Loan Program, Series 2001F-1:
120	5.500%, 10/01/17 – NPFG Insured	7/13 at 100.00	Baa2	120,138
145	5.125%, 10/01/21 – NPFG Insured	10/13 at 100.00	Baa2	144,945
765	5.000%, 10/01/31 – NPFG Insured	7/13 at 100.00	Baa2	761,320

	Citizens Property Insurance Corporation, Florida, High Risk Assessment Revenue, Senior Secured Bonds, Series 2009A-1:
65	6.000%, 6/01/16	No Opt. Call	A+	75,202
60	5.500%, 6/01/16 – AGC Insured	No Opt. Call	AA–	68,743

25	Citizens Property Insurance Corporation, Florida, High-Risk Account Revenue Bonds, Coastal Account Senior Secured Series 2011A-1, 4.000%, 6/01/16	No Opt. Call	A+	27,420

Nuveen Investments	267

Portfolio of Investments

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)

	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1:
$50	5.000%, 6/01/15	No Opt. Call	A+	$54,444
60	5.000%, 6/01/16	No Opt. Call	A+	67,632
50	4.250%, 6/01/17	No Opt. Call	A+	56,252
10	4.000%, 6/01/17 – AGM Insured	No Opt. Call	AA–	11,190

50	Citrus County Hospital Board, Florida, Revenue Bonds, Citrus Memorial Hospital, Refunding Series 2002, 6.375%, 8/15/32	8/13 at 100.00	BB–	50,087

50	Florida Citizens Property Insurance Corporation, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1, 5.000%, 6/01/22	No Opt. Call	A+	60,944

500	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2011A, 6.500%, 6/15/21	No Opt. Call	BB–	584,065

50	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University, Refunding Series 2011, 4.250%, 4/01/17	No Opt. Call	BBB+	54,695

400	Florida Municipal Loan Council, Infrastructure Improvement Revenue Bonds, 9B Design-Build-Finance Project, Series 2012, 1.750%, 8/15/16	No Opt. Call	A	401,000

1,000	Jacksonville, Florida, Economic Development Commission Health Care Facilities Revenue Bonds, Florida Proton Therapy Institute Project, Series 2007A, 6.250%, 9/01/27	9/17 at 100.00	N/R	1,124,680

1,500	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A, 5.250%, 6/15/27	6/17 at 100.00	BB	1,528,830

700	Manatee County School Board, Florida, Certificates of Participation, Series 2011A, 4.500%, 7/01/18	No Opt. Call	A2	780,255

1,375	Orlando Community Redevelopment Agency, Florida, Tax Increment Revenue Bonds, Conroy Road District, Refunding Series 2012, 5.000%, 4/01/20	No Opt. Call	A–	1,601,363

1,305	Orlando Community Redevelopment Agency, Florida, Tax Increment Revenue Bonds, Conroy Road District, Refunding Series 2012, 5.000%, 4/01/19	No Opt. Call	A–	1,504,809

750	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Jupiter Medical Center, Series 2013A, 5.000%, 11/01/21 (WI/DD, Settling 5/07/13)	No Opt. Call	BBB+	867,413

10	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 144A, 5.750%, 10/01/22	10/17 at 100.00	BBB–	11,099

300	Village Center Community Development District, Lake County, Florida, Recreational Revenue Bonds, Series 2001A, 5.200%, 11/01/25 – NPFG Insured	7/13 at 100.00	Baa2	301,650

125	Westchase East Community Development District, Florida, Special Assessment Bonds, Series 2007-2, 4.000%, 5/01/18 – NPFG Insured	5/17 at 100.00	A	127,988
9,680	Total Florida			10,640,326
	Georgia – 1.8%

450	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004, 5.000%, 12/01/26	12/14 at 100.00	BB–	454,590

560	Fulton County Development Authority, Georgia, Revenue Bonds, Amana Academy Project, Series 2013A, 5.250%, 4/01/23	No Opt. Call	N/R	564,284

500	Fulton County Residential Care Facilities Authority, Georgia, Revenue Bonds, Elderly Care, Lenbrook Square Project, Series 2006A, 5.000%, 7/01/27	7/17 at 100.00	N/R	507,855

	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B:
95	5.000%, 3/15/14	No Opt. Call	A	98,506
275	5.000%, 3/15/20	No Opt. Call	A	314,606
100	5.000%, 3/15/21	No Opt. Call	A	114,937
265	5.000%, 3/15/22	No Opt. Call	A	307,919

268	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Georgia (continued)

$125	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012A, 5.000%, 10/01/19	No Opt. Call	Baa2	$143,705

67	Savannah Economic Development Authority, Georgia, Pollution Control Revenue Bonds, International Paper Company Projects, Refunding Series 2003A, 5.100%, 8/01/14	No Opt. Call	BBB	69,480
2,437	Total Georgia			2,575,882
	Guam – 2.5%

	Government of Guam, Hotel Occupancy Tax Revenue Bonds, Series 2011A:
750	4.125%, 11/01/15	No Opt. Call	BBB+	792,203
500	5.000%, 11/01/16	No Opt. Call	BBB+	550,255
500	5.000%, 11/01/17	No Opt. Call	BBB+	556,180

1,000	Guam Government Department of Education, Certificates of Participation, John F. Kennedy High School Project, Series 2010A, 6.000%, 12/01/20	No Opt. Call	B	1,089,420

500	Guam Government, General Obligation Bonds, 2009 Series A, 6.750%, 11/15/29	11/19 at 100.00	B+	564,940

30	Guam International Airport Authority, Revenue Bonds, Series 2003B, 5.250%, 10/01/14 – NPFG Insured	10/13 at 100.00	A	30,503
3,280	Total Guam			3,583,501
	Hawaii – 0.2%

250	Hawaii Housing Finance and Development Corporation, Multifamily Housing Revenue Bonds, Wilikina Apartments Project, Series 2012A, 4.250%, 5/01/22	No Opt. Call	BBB–	273,235
	Illinois – 2.6%

255	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A, 5.250%, 12/01/17 – FGIC Insured	No Opt. Call	A+	296,463

300	Governors State University Board of Trustees, Illinois, Certificates of Participation, Capital Improvement Projects, Series 2008, 4.125%, 1/01/21	No Opt. Call	AA–	314,793

25	Illinois Development Finance Authority, Revenue Bonds, Provena Health, Series 1998A, 5.125%, 5/15/23 – NPFG Insured	7/13 at 100.00	Baa1	25,098

15	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc., Refunding Series 2010, 6.125%, 5/15/27	5/20 at 100.00	BBB–	16,781

300	Illinois Finance Authority, Charter School Revenue Bonds, Chicago Charter School Foundation, Series 2007, 5.000%, 12/01/21	12/16 at 100.00	BBB+	325,932

150	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Series 2010A, 7.250%, 5/15/20	5/15 at 100.00	N/R	157,926

250	Illinois Finance Authority, Revenue Bonds, Friendship Village of Schaumburg, Series 2005A, 5.000%, 2/15/15	No Opt. Call	BB–	257,190

500	Illinois Finance Authority, Revenue Bonds, Montgomery Place Project, Series 2006A, 5.500%, 5/15/26	5/17 at 100.00	N/R	524,300

20	Illinois Finance Authority, Revenue Refunding Bonds, Resurrection Health Care Corporation, Series 2009, 6.125%, 5/15/25	5/19 at 100.00	BBB+	23,010

510	Illinois Finance Authority, Revenue Refunding Bonds, Swedish Covenant Hospital, Refunding Series 2010A, 5.000%, 8/15/17	No Opt. Call	BBB+	570,690

100	Illinois State, General Obligation Bonds, Refunding Series 2010, 5.000%, 1/01/19	No Opt. Call	A2	115,566

510	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/20	No Opt. Call	AA–	599,867

500	Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 2 – Cambridge Lakes Project, Series 2005-2, 6.000%, 3/01/35	3/15 at 102.00	N/R	516,110
3,435	Total Illinois			3,743,726

Nuveen Investments	269

Portfolio of Investments

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Indiana – 2.2%

$500	Carmel, Indiana, Revenue Bonds, Barrington of Carmel Project, Series 2012A, 6.000%, 11/15/22	No Opt. Call	N/R	$547,895

400	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 6.000%, 10/01/21	10/19 at 100.00	BB+	437,072

330	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.000%, 12/01/19	No Opt. Call	BB	364,155

435	Indiana Finance Authority, Hospital Revenue Bonds, Marion General Hospital Project, Series 2012A, 3.000%, 7/01/19	No Opt. Call	A+	467,329

750	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013B, 5.000%, 1/01/19 (Alternative Minimum Tax)	1/17 at 100.00	BBB	835,680

500	Indiana Finance Authority, Revenue Bonds, Marquette Project, Series 2012, 5.000%, 3/01/19	No Opt. Call	BBB	552,645
2,915	Total Indiana			3,204,776
	Iowa – 0.4%

400	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.500%, 7/01/25	7/16 at 100.00	BB+	422,796

	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Upper Iowa University Project, Series 2012:
125	3.000%, 9/01/16	No Opt. Call	BBB	130,025
60	4.000%, 9/01/17	No Opt. Call	BBB	64,622
585	Total Iowa			617,443
	Kansas – 0.4%

	Kansas Power Pool, Electric Utility Revenue Bonds, Clay Center Projects, Series 2013A:
100	3.000%, 12/01/18 (WI/DD, Settling 5/15/13)	No Opt. Call	Baa1	105,762
310	4.000%, 12/01/20 (WI/DD, Settling 5/15/13)	No Opt. Call	Baa1	341,787

30	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010, 5.200%, 4/01/20	No Opt. Call	BBB	34,488

100	Wichita, Kansas, Hospital Facilities Revenue Bonds, Via Christi Health System, Inc., Refunding Series 2009X, 4.750%, 11/15/24	11/19 at 100.00	AA–	111,884
540	Total Kansas			593,921
	Louisiana – 1.1%

750	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB–	858,458

135	Louisiana Public Facilities Authority, Revenue Bonds, Christus Health, Refunding Series 2009A, 5.000%, 7/01/19	No Opt. Call	A+	160,377

200	Louisiana Public Facilities Authority, Revenue Bonds, The Oaks of Alexandria, L.L.C. – Louisiana State University at Alexandria Student housing Project, Series 2006, 4.000%, 10/01/17 – NPFG Insured	10/16 at 100.00	A	210,080

400	Louisiana Public Facilities Authority, Solid Waste Disposal Facility Revenue Bonds, Louisiana Pellets Inc Project, Series 2013A, 9.750%, 8/01/14 (Alternative Minimum Tax)	7/13 at 100.00	N/R	400,080
1,485	Total Louisiana			1,628,995
	Maryland – 0.7%

1,000	Maryland Economic Development Corporation, Senior Lien Student Housing Revenue Bonds, University of Maryland – Baltimore, Series 2003A, 5.625%, 10/01/23	10/13 at 100.00	B3	1,000,080

270	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Massachusetts – 2.1%

$750	Massachusetts Development Finance Agency, Revenue Bonds, Boston Architectural College, Series 2006, 5.000%, 1/01/27 – ACA Insured	1/17 at 100.00	N/R	$750,945

250	Massachusetts Development Finance Authority, Revenue Bonds, Eastern Nazarene College, Series 1999, 5.625%, 4/01/29	7/13 at 100.00	BB+	250,788

1,150	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milton Hospital Project, Series 2005D, 5.250%, 7/01/30	7/15 at 100.00	BB–	1,187,019

	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
25	5.000%, 1/01/21 – AMBAC Insured	7/13 at 100.00	N/R	25,003
785	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	7/13 at 100.00	N/R	784,992
2,960	Total Massachusetts			2,998,747
	Michigan – 4.1%

630	Detroit Water Supply System, Michigan, Water Supply System Revenue Bonds, Refunding Senior Lien Series 2006D, 5.000%, 7/01/23 – AGM Insured	No Opt. Call	AA–	664,190

	Detroit Water Supply System, Michigan, Water Supply System Revenue Senior Lien Bonds, Series 2006A:
70	5.250%, 7/01/19 – NPFG Insured	7/16 at 100.00	Baa2	76,624
365	5.250%, 7/01/22 – NPFG Insured	7/16 at 100.00	Baa2	395,452
65	5.250%, 7/01/23 – NPFG Insured	7/16 at 100.00	Baa2	70,216

645	Detroit, Michigan, Downtown Development Authority, Tax Increment Refunding Bonds, Development Area 1 Projects, Series 1998A, 4.750%, 7/01/25 – NPFG Insured	7/13 at 100.00	A–	645,116

250	Detroit, Michigan, General Obligation Bonds, Limited Tax Capital Improvement Series 2008-A1, 5.000%, 4/01/15	No Opt. Call	B	234,098

105	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Remarketed Series 1998A, 5.250%, 7/01/23 – AGC Insured	7/17 at 100.00	AA–	115,292

250	Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds, Series 2001C, 5.750%, 7/01/21 – BHAC Insured	No Opt. Call	AA+	297,378

	Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds, Series 2003A:
55	5.000%, 7/01/26 – NPFG Insured	7/13 at 100.00	A+	55,212
750	5.000%, 7/01/34 – NPFG Insured	7/13 at 100.00	A+	750,045

195	Detroit, Michigan, Water Supply System Revenue Bonds, Series 2004B, 5.000%, 7/01/16 – NPFG Insured	No Opt. Call	Baa2	215,567

235	Michigan Finance Authority, Public School Academy Limited Obligation Revenue and Refunding Bonds, Detroit Service Learning Academy Project, Series 2011, 6.000%, 10/01/21	No Opt. Call	BB+	260,161

485	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Old Redford Academy Project, Series 2010A, 5.250%, 12/01/20	No Opt. Call	BB	525,304

250	Summit Academy North, Michigan, Revenue Bonds, Public School Academy Series 2005, 5.000%, 11/01/15	No Opt. Call	BB	251,750

175	Taylor, Wayne County, Michigan, General Obligation Bonds, Refunding Series 2005, 5.000%, 9/01/14 – NPFG Insured	No Opt. Call	BBB	183,271

250	Troy Downtown Development Authority, Michigan, Tax Increment Revenue Bonds, Development & Refunding Series 2001, 5.500%, 11/01/15 – NPFG Insured	11/13 at 100.00	Baa2	252,675

790	Wayne Charter County, Michigan, Limited Tax General Obligation Airport Hotel Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2001A, 5.000%, 12/01/30 – NPFG Insured	7/13 at 100.00	BBB+	792,157
5,565	Total Michigan			5,784,508

Nuveen Investments	271

Portfolio of Investments

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Minnesota – 0.1%

$150	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Village at St. Anthony Falls Project, Refunding Series 2004, 5.750%, 2/01/27	7/13 at 100.00	N/R	$150,105
	Missouri – 2.3%

500	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Briarcliff West Project, Series 2006A, 5.400%, 6/01/24	6/14 at 102.00	N/R	519,105

1,000	Saint Louis, Missouri, Parking Revenue Bonds, Series 2006A, 5.000%, 12/15/22 – NPFG Insured	12/16 at 100.00	A	1,087,870

500	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B, 5.375%, 11/01/23	11/14 at 100.00	N/R	503,690

1,000	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Refunding Series 2007B, 5.000%, 7/01/24 – AGM Insured (Alternative Minimum Tax)	7/17 at 100.00	AA–	1,108,920
3,000	Total Missouri			3,219,585
	Nebraska – 0.1%

	Central Plains Energy Project, Nebraska, Gas Project 1 Revenue Bonds, Series 2007A:
105	5.250%, 12/01/18	No Opt. Call	A	119,820
50	5.250%, 12/01/19	No Opt. Call	A	57,477
155	Total Nebraska			177,297
	Nevada – 1.4%

100	Henderson Local Improvement Districts T-18, Nevada, Limited Obligation Improvement Bonds, Inspirada Series 2006, 5.150%, 9/01/21	9/13 at 102.00	N/R	91,661

100	Henderson, Nevada, Local Improvement District T-13 Cornerstone, Limited Obligation Refunding Bonds, Series 2013, 4.000%, 3/01/17	No Opt. Call	N/R	102,456

1,770	North Las Vegas, Nevada, General Obligation Bonds, Series 2006, 5.000%, 5/01/27 – NPFG Insured	5/16 at 100.00	A	1,844,977
1,970	Total Nevada			2,039,094
	New Hampshire – 0.2%

200	Manchester Housing and Redevelopment Authority, New Hampshire, Meals and Rooms Tax Revenue Bonds, Series 2000A, 6.750%, 1/01/14 – ACA Insured	7/13 at 100.00	Caa1	199,936

130	Manchester Housing and Redevelopment Authority, New Hampshire, Revenue Bonds, Series 2000B, 0.000%, 1/01/17 – ACA Insured	No Opt. Call	Caa1	100,888
330	Total New Hampshire			300,824
	New Jersey – 2.9%

200	Casino Reinvestment Development Authority, New Jersey, Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/20 – NPFG Insured	6/15 at 100.00	A–	212,504

250	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Tender Option Bond Trust 1151, 2.769%, 9/01/25 (IF) (4)	3/25 at 100.00	A+	250,000

100	New Jersey Economic Development Authority, Transportation Sublease Revenue Bonds, Light Rail Transit System, Refunding Series 2008A, 5.000%, 5/01/19	No Opt. Call	A+	120,565

70	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Palisades Medical Center of New York Presbyterian Healthcare System Obligated Group, Series 1999, 5.200%, 7/01/19 – ACA Insured	7/13 at 100.00	BB+	70,053

500	New Jersey State Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2011-1, 5.000%, 12/01/22	12/21 at 100.00	A	572,535

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
2,446	4.500%, 6/01/23	6/17 at 100.00	B1	2,447,712
500	4.625%, 6/01/26	6/17 at 100.00	B1	486,860
4,066	Total New Jersey			4,160,229

272	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Mexico – 1.1%

$1,500	Bernalillo County, New Mexico, Multifamily Housing Revenue Bonds, Valencia Retirement Apartments Project, Series 2001A, 5.450%, 6/01/34 – AMBAC Insured (Alternative Minimum Tax)	5/13 at 100.00	N/R	$1,500,390
	New York – 4.6%

100	Buffalo and Erie County Industrial Land Development Corporation, New York, Tax-Exempt Revenue Bonds, Enterprise Charter School Project, Series 2011A, 6.000%, 12/01/19	No Opt. Call	BBB–	109,777

	Build NYC Resource Corporation, New York, Revenue Bonds, Bronx Charter School for Excellence, Series 2013A:
485	4.000%, 4/01/19	No Opt. Call	BBB–	526,181
525	4.000%, 4/01/21	No Opt. Call	BBB–	567,908
545	4.000%, 4/01/22	No Opt. Call	BBB–	585,597

1,000	Essex County Industrial Development Agency, New York, Solid Waste Disposal Revenue Bonds, International Paper Company, Refunding Series 2005A, 5.200%, 12/01/23 (Alternative Minimum Tax)	12/15 at 100.00	BBB	1,084,730

	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005:
1,000	7.500%, 8/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	1,067,680
150	7.625%, 8/01/25 (Alternative Minimum Tax)	8/16 at 101.00	N/R	171,441

150	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Vaughn College of Aeronautics, Series 2006A, 5.000%, 12/01/16	No Opt. Call	BB+	160,230

	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
100	5.000%, 1/01/19 – AMBAC Insured	1/17 at 100.00	Ba1	109,409
75	5.000%, 1/01/20 – AMBAC Insured	1/17 at 100.00	Ba1	81,313
90	5.000%, 1/01/21 – AMBAC Insured	1/17 at 100.00	Ba1	97,182
105	5.000%, 1/01/22 – AMBAC Insured	1/17 at 100.00	Ba1	112,430
75	5.000%, 1/01/23 – AMBAC Insured	1/17 at 100.00	Ba1	79,850

	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
195	5.000%, 12/01/20	No Opt. Call	BBB–	224,853
200	6.500%, 12/01/28	12/15 at 100.00	BBB–	220,914

75	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	6/13 at 100.00	BBB–	75,290

185	Rockland County, New York, General Obligation Bonds, Various Purpose Series 2010B, 2.000%, 9/01/15	No Opt. Call	BBB–	189,440

100	Suffolk Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2008A, 5.000%, 6/01/18	No Opt. Call	BBB+	104,764

1,000	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/26	6/16 at 100.00	BB–	989,550
6,155	Total New York			6,558,539
	North Carolina – 0.3%

450	Charlotte, North Carolina, Special Facility Refunding Revenue Bonds, Charlotte/Douglas International Airport, US Airways, Inc. Project, Series 1998, 5.600%, 7/01/27 (Alternative Minimum Tax)	7/13 at 100.00	N/R	450,554
	Ohio – 5.2%

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
1,395	5.375%, 6/01/24	6/17 at 100.00	B–	1,315,359
2,340	5.125%, 6/01/24	6/17 at 100.00	B–	2,172,222

165	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.000%, 4/01/20	No Opt. Call	BBB–	190,177

Nuveen Investments	273

Portfolio of Investments

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio (continued)

$1,195	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/20 (WI/DD, Settling 5/09/13)	No Opt. Call	BB+	$1,318,312

1,075	Toledo-Lucas County Port Authority, Ohio, Revenue Refunding Bonds, CSX Transportation Inc., Series 1992, 6.450%, 12/15/21	No Opt. Call	Baa2	1,399,876

1,000	Youngstown, Ohio, General Obligation Bonds, Series 2005, 4.125%, 12/01/20 – NPFG Insured	12/15 at 100.00	A	1,049,320
7,170	Total Ohio			7,445,266
	Oklahoma – 0.3%

110	Oklahoma Development Finance Authority, Hospital Revenue Bonds, Great Plains Regional Medical Center, Series 2007, 4.500%, 12/01/14	No Opt. Call	BB+	113,655

310	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Series 1995, 6.250%, 6/01/20	6/13 at 100.00	N/R	310,760
420	Total Oklahoma			424,415
	Oregon – 0.4%

	Medford Hospital Facilities Authority, Oregon, Hospital Revenue Bonds, Asante Health System, Refunding Series 2010:
260	5.000%, 8/15/19 – AGM Insured	No Opt. Call	AA–	312,842
200	5.000%, 8/15/21 – AGM Insured	8/20 at 100.00	AA–	240,394

55	Port of Saint Helens, Oregon, Pollution Control Revenue Bonds, Boise Cascade Project, Series 1997, 5.650%, 12/01/27	No Opt. Call	N/R	54,998
515	Total Oregon			608,234
	Pennsylvania – 2.7%

215	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009, 6.500%, 5/01/17	No Opt. Call	BB	234,408

120	Allegheny County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, Duquesne Light Company, Series 1999A, 4.350%, 12/01/13 – AMBAC Insured	No Opt. Call	A2	122,263

680	Allegheny County Industrial Development Authority, Pennsylvania, Revenue Bonds, United States Steel Corporation, Series 2005, 5.500%, 11/01/16	No Opt. Call	BB	712,239

250	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, Duquesne Light Company Project, Series 1999B, 4.750%, 8/01/20 (Mandatory put 5/01/18)	No Opt. Call	A2	283,453

190	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, School Lane Charter School, Series 2007A, 4.875%, 3/15/27	3/17 at 100.00	BBB	194,739

515	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2013A, 5.000%, 7/01/22	No Opt. Call	BBB	588,367

400	Lebanon County Health Facilities Authority, Pennsylvania, Revenue Bonds, Good Samaritan Hospital Project, Series 2002, 6.000%, 11/15/35	7/13 at 100.00	Ba2	400,344

200	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Northwestern Human Services Inc., Series 1998A, 5.250%, 6/01/28	6/13 at 100.00	N/R	200,192

175	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Delaware Valley College of Science and Agriculture Project, Series 2012 LL1, 5.000%, 11/01/19	No Opt. Call	Baa3	198,858

40	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Allegheny Delaware Valley Obligated Group, Series 1996C, 5.875%, 11/15/16 – NPFG Insured	7/13 at 100.00	Baa2	40,048

100	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2008F, 5.000%, 9/01/17 – BHAC Insured	No Opt. Call	AA+	114,902

180	Reading, Berks County, Pennsylvania, General Obligation Bonds, Refunding Series 2011A, 5.250%, 11/15/19 – AGM Insured	No Opt. Call	A2	211,720

274	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)

$150	Scranton Parking Authority, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2004, 4.250%, 9/15/18 – FGIC Insured	9/13 at 100.00	N/R	$145,745

370	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2013, 5.000%, 12/01/20	No Opt. Call	BBB–	421,297
3,585	Total Pennsylvania			3,868,575
	Puerto Rico – 3.9%

60	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2002KK, 5.500%, 7/01/16 – NPFG Insured	No Opt. Call	BBB+	64,510

200	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005SS, 5.000%, 7/01/21 – NPFG Insured	7/15 at 100.00	BBB+	203,172

620	Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series 2002, 5.000%, 7/01/19 – NPFG Insured	No Opt. Call	BBB+	664,969

500	Puerto Rico Government Development Bank, Adjustable Refunding Bonds, Variable Rate Demand Obligations, Series 1985, 4.750%, 12/01/15 – NPFG Insured	12/13 at 100.00	BBB–	507,055

	Puerto Rico Government Development Bank, Senior Note Revenue Bonds, Senior Lien, Series 2006B:
440	5.000%, 12/01/15	No Opt. Call	BBB–	460,935
105	5.000%, 12/01/16	No Opt. Call	BBB–	110,759

550	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series 2011A, 5.000%, 7/01/21	No Opt. Call		619,196

300	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 4.000%, 7/01/16 – FGIC Insured	No Opt. Call	BBB+	304,587

270	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C, 5.500%, 7/01/19 – FGIC Insured	No Opt. Call	BBB+	290,104

	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A:
300	5.500%, 7/01/15 – NPFG Insured	No Opt. Call	Baa2	315,954
175	5.500%, 7/01/16 – NPFG Insured	No Opt. Call	Baa2	186,489
1,055	5.500%, 7/01/18 – NPFG Insured (Alternative Minimum Tax)	No Opt. Call	Baa2	1,137,132

500	Puerto Rico, General Obligation Bonds, Public Improvement Refunding Series 2007A, 5.250%, 7/01/15	No Opt. Call	BBB–	523,985

105	University of Puerto Rico, University System Revenue Bonds, Series 2006P, 5.000%, 6/01/16	No Opt. Call		107,965

130	University of Puerto Rico, University System Revenue Bonds, Series 2006Q, 5.000%, 6/01/21	6/16 at 100.00	BBB–	130,667
5,310	Total Puerto Rico			5,627,479
	Rhode Island – 0.1%

100	East Providence, Rhode Island, General Obligation Bonds, Series 2003, 4.000%, 5/15/21 – NPFG Insured	5/13 at 100.00	A	100,058

75	Rhode Island Health & Educational Building Corporation, Public Schools Financing Program Revenue Bonds, Pooled Series 2009E, 5.000%, 5/15/17	No Opt. Call	A3	82,860
175	Total Rhode Island			182,918
	South Carolina – 0.1%

145	South Carolina Jobs-Economic Authority, Student Housing Revenue Bonds, Coastal Housing Foundation, LLC Project, Series 2009A, 5.500%, 4/01/20	No Opt. Call	A	157,554

20	York County, South Carolina, Celanese, Series 1994, 5.700%, 1/01/24 (Alternative Minimum Tax)	7/13 at 100.00	BB–	20,002
165	Total South Carolina			177,556

Nuveen Investments	275

Portfolio of Investments

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	South Dakota – 0.2%

$100	Heartland Consumers Power District, South Dakota, Electric System Revenue Refunding Bonds, Series 1992, 6.000%, 1/01/17 – AGM Insured	No Opt. Call	AA–	$111,863

160	Rapid City, South Dakota, Airport Revenue Refunding Bonds, Passenger Facility Charge Supported, Series 2011A, 5.000%, 12/01/20	12/19 at 100.00	Baa2	182,469
260	Total South Dakota			294,332
	Tennessee – 1.8%

540	Clarksville Natural Gas Acquisition Corporation, Tennessee, Natural Gas Revenue Bonds, Series 2006, 5.000%, 12/15/21 – SYNCORA GTY Insured	No Opt. Call	A	626,092

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A:
290	5.250%, 9/01/20	No Opt. Call	A	339,758
415	5.250%, 9/01/21	No Opt. Call	A	485,911
200	5.250%, 9/01/22	No Opt. Call	A	236,648
25	5.250%, 9/01/24	No Opt. Call	A	29,540

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C:
20	5.000%, 2/01/17	No Opt. Call	A–	22,315
100	5.000%, 2/01/20	No Opt. Call	A–	114,413
650	5.000%, 2/01/22	No Opt. Call	A–	743,496
2,240	Total Tennessee			2,598,173
	Texas – 6.3%

350	Bexar County Health Facilities Development Corporation, Texas, Revenue Bonds, Army Retirement Residence Foundation Project, Series 2010, 4.250%, 7/01/15	No Opt. Call	BBB	368,732

250	Bexar County, Texas, Health Facilities Development Corporation Revenue Bonds, Army Retirement Residence, Series 2007, 5.000%, 7/01/27	7/17 at 100.00	BBB	263,775

75	Brazos River Authority, Texas, Collateralized Revenue Bonds, CenterPoint Energy Inc., Refunding Series 2004B, 4.250%, 12/01/17 – FGIC Insured	6/14 at 100.00	A	77,969

80	Brazos River Authority, Texas, Revenue Refunding Bonds, Houston Industries Inc., Series 1998D, 4.900%, 10/01/15 – NPFG Insured	No Opt. Call	BBB	86,150

1,000	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Refunding Series 2013A, 5.000%, 1/01/21 (WI/DD, Settling 5/16/13)	No Opt. Call	BBB–	1,184,180

65	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2010, 5.750%, 1/01/18	No Opt. Call	Baa2	76,640

750	Central Texas Regional Mobility Authority, Revenue Bonds, Subordinate Lien Refunding Series 2013, 5.000%, 1/01/20 (WI/DD, Settling 5/16/13)	No Opt. Call	Baa3	851,183

165	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 1995, 6.000%, 11/01/14	7/13 at 100.00	N/R	179,438

105	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Young Men’s Christian Association of the Greater Houston Area, Series 2013A, 5.000%, 6/01/18	No Opt. Call	Baa3	119,642

1,325	Harris County-Houston Sports Authority, Texas, Junior Lien Revenue Refunding Bonds, Series 2001B, 5.250%, 11/15/40 – NPFG Insured	5/13 at 100.00	Baa2	1,327,836

40	Harris County-Houston Sports Authority, Texas, Junior Lien Special Revenue Bonds, Series 1998B, 0.000%, 11/15/17 – NPFG Insured	No Opt. Call	Baa2	31,343

100	Harris County-Houston Sports Authority, Texas, Senior Lien Revenue Refunding Bonds, Series 2001A, 5.250%, 11/15/30 – NPFG Insured	7/13 at 100.00	BBB	100,214

	Harris County-Houston Sports Authority, Texas, Senior Lien Special Revenue Bonds, Series 1998A:
100	5.000%, 11/15/25 – NPFG Insured	7/13 at 100.00	BBB	100,747
95	5.000%, 11/15/28 – NPFG Insured	7/13 at 100.00	BBB	95,711

1,000	Health Facilities Development District of Central Texas, Revenue Bonds, Legacy at Willow Bend Project, Series 2006A, 5.625%, 11/01/26	11/16 at 100.00	N/R	1,052,870

276	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)

$400	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Air Lines Inc., Series 2001E, 6.750%, 7/01/29 (Alternative Minimum Tax)	7/13 at 100.00	B	$401,768

	Lufkin Health Facilities Development Corporation, Texas, Health System Revenue Bonds, Memorial Health System of East Texas, Refunding Series 2009:
330	5.500%, 2/15/18	No Opt. Call	BBB–	376,999
255	5.750%, 2/15/19	No Opt. Call	BBB–	298,294

1,030	Red River Authority, Texas, Pollution Control Revenue Bonds, AEP Texas North Company, Public Service Company of Oklahoma and AEP Texas Central Company Oklaunion Project, Refunding Series 2007, 4.450%, 6/01/20 – NPFG Insured	No Opt. Call	BBB	1,151,458

425	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 5.625%, 12/15/17	No Opt. Call	A–	476,149

	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006A:
80	5.250%, 12/15/18	No Opt. Call	A–	92,742
25	5.250%, 12/15/20	No Opt. Call	A–	29,117

200	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/19	No Opt. Call	A3	227,814
8,245	Total Texas			8,970,771
	Vermont – 0.4%

500	Vermont Economic Development Authority, Solid Waste Disposal Revenue Bonds, Casella Waste Systems, Inc. Project, Series 2013, 4.750%, 4/01/36 (Mandatory put 4/02/18) (Alternative Minimum Tax)	No Opt. Call	B+	503,470
	Virgin Islands – 0.9%

1,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 4.000%, 10/01/22	No Opt. Call	BBB+	1,078,270

200	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2003, 5.000%, 10/01/33 – RAAI Insured	10/14 at 100.00	BBB+	207,224

30	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	33,043
1,230	Total Virgin Islands			1,318,537
	Virginia – 0.3%

400	Peninsula Town Center Community Development Authority, Virginia, Special Obligation Bonds, Series 2007, 5.800%, 9/01/17	No Opt. Call	N/R	436,356
	Washington – 0.3%

275	Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds, Series 2013, 5.750%, 4/01/43	4/14 at 100.00	N/R	275,129

35	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009, 6.250%, 7/01/24	7/19 at 100.00	Baa3	40,172

85	Washington State Housing Finance Commission, Non-Profit Revenue Bonds, Emerald Heights Project, Refunding 2013, 4.000%, 7/01/18	No Opt. Call	A–	94,435
395	Total Washington			409,736
	Wisconsin – 0.1%

40	Green Bay Redevelopment Authority, Wisconsin, Industrial Development Revenue Bonds, Fort James Project, Series 1999, 5.600%, 5/01/19 (Alternative Minimum Tax)	No Opt. Call	N/R	46,400

25	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A, 5.250%, 8/15/21	8/16 at 100.00	A–	28,017
65	Total Wisconsin			74,417
$107,983	Total Investments (cost $113,867,643) – 80.2%			114,501,589
	Other Assets Less Liabilities – 19.8%			28,283,119
	Net Assets – 100%			$142,784,708

Nuveen Investments	277

Portfolio of Investments

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

April 30, 2013

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

N/R	Not rated.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

(IF)	Inverse floating rate investment.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

278	Nuveen Investments

Portfolio of Investments

Nuveen Short Term Municipal Bond Fund

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	MUNICIPAL BONDS – 97.2%

	National – 0.3%

$1,522	BB&T Various States Municipal Trust Pool, Class B Certificates, Series 2011, 0.149%, 9/01/14	No Opt. Call	AA–	$1,522,112
	Alabama – 0.1%

650	Camden Industrial Development Board, Alabama, Exempt Facilities Revenue Bonds, Weyerhaeuser Company Project, Series 2003B, 6.375%, 12/01/24 (Pre-refunded 12/01/13) (Alternative Minimum Tax)	12/13 at 100.00	AA+ (4)	673,491
	Arizona – 4.8%

	Arizona Sports and Tourism Authority, Subordinate Tax Revenue Refunding Bonds, Professional Baseball Training Facilities Project, Series 2013:
1,000	5.000%, 7/01/15	No Opt. Call	A3	1,084,610
1,000	5.000%, 7/01/16	No Opt. Call	A3	1,113,020

1,545	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2010, 5.000%, 5/15/19	No Opt. Call	A+	1,784,769

1,045	Maricopa County School District 31 Balsz, Arizona, General Obligation Bonds, School Improvement Project 2011 Series 2012, 2.000%, 7/01/14 – AGM Insured	No Opt. Call	AA–	1,061,647

5,000	Navajo County Pollution Control Corporation, Arizona, Pollution Control Revenue Refunding Bonds, Arizona Public Service Company, Cholla Project, Series 2009A, 1.250%, 6/01/34 (Mandatory put 5/29/14)	No Opt. Call	Baa1	5,031,300

	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A:
775	3.000%, 7/01/13	No Opt. Call	A+	778,550
5,630	5.000%, 7/01/17	No Opt. Call	A+	6,564,974

1,270	Phoenix Industrial Development Authority, Arizona, Single Family Mortgage Revenue Bonds, Series 1983, 0.000%, 12/01/14 (ETM)	No Opt. Call	Aaa	1,263,040

	Phoenix Mesa Gateway Airport Authority, Arizona, Special Facility Revenue Bonds, Mesa Project, Series 2012:
200	3.000%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	AA+	204,922
130	3.000%, 7/01/15 (Alternative Minimum Tax)	No Opt. Call	AA+	134,160
300	3.000%, 7/01/16 (Alternative Minimum Tax)	No Opt. Call	AA+	312,312

500	Pima County Unified School District 10 Amphitheater, Arizona, General Obligation Bonds, School Improvement Series 2011C, 3.000%, 7/01/13	No Opt. Call	Aa2	501,930

790	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series 2011, 2.500%, 7/01/15	No Opt. Call	A	814,593

820	Sun Devil Energy LLC, Arizona, Revenue Refunding Bonds, Arizona State University Project, Series 2008, 5.000%, 7/01/18	No Opt. Call	AA–	976,423

2,000	Yavapai County Industrial Development Authority, Arizona, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2003A-2, 0.850%, 3/01/28 (Alternative Minimum Tax)	No Opt. Call	BBB	2,002,020
22,005	Total Arizona			23,628,270
	Arkansas – 0.7%

2,805	North Little Rock Health Facilities Board, Arkansas, Healthcare Revenue Bonds, Baptist Health, Series 1996B, 5.375%, 12/01/19	12/18 at 100.00	A+	3,319,493
	California – 6.6%

870	ABAG Finance Authority for Nonprofit Corporations, California, Revenue Bonds, Episcopal Senior Communities, Refunding Series 2011, 4.000%, 7/01/13	No Opt. Call	BBB	874,942

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 19C, Series 2013A:
475	2.000%, 9/01/14	No Opt. Call	N/R	477,736
495	2.250%, 9/01/15	No Opt. Call	N/R	497,465

Nuveen Investments	279

Portfolio of Investments

Nuveen Short Term Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$800	California Health Facilities Financing Authority, Cal-Mortgage Insured Revenue Bonds, Northern California Retired Officers Community Corporation – Paradise Valley Estates, Refunding Series 2013, 3.000%, 1/01/17	No Opt. Call	A	$850,496

	California Health Facilities Financing Authority, Insured Refunding Revenue Bonds, Marshall Medical Center, Series 2012A:
300	3.000%, 11/01/13	No Opt. Call	A	304,059
495	4.000%, 11/01/14	No Opt. Call	A	520,557

275	California Municipal Finance Authority, Revenue Bonds, Centro De Salud De La Communidad De Ysidero, Inc., Series 2013, 3.000%, 3/01/16	No Opt. Call	A	290,804

1,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, USA Waste Services Inc., Refunding Series 1998A, 2.625%, 6/01/18 (Mandatory put 6/02/14) (Alternative Minimum Tax)	No Opt. Call	BBB	1,020,130

2,330	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Series 2011C, 4.000%, 10/01/15	No Opt. Call	A2	2,524,089

3,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2011A, 4.000%, 10/01/15	No Opt. Call	A2	3,249,900

2,500	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2005A, 5.000%, 3/01/16	3/15 at 100.00	A	2,699,025

	Carlsbad, California, Limited Obligation Refunding Bonds, Reassessment District 12-1, Series 2013:
400	2.000%, 9/01/14	No Opt. Call	N/R	405,508
250	2.000%, 9/01/15	No Opt. Call	N/R	253,833

550	Corona-Norco Unified School District Public Financing Authority, Riverside County, California, Special Tax Revenue Refunding Bonds, Senior Lien Series 2013A, 2.000%, 9/01/15	No Opt. Call	BBB+	556,914

2,205	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2013A, 5.000%, 6/01/17	No Opt. Call	A2	2,556,146

2,500	Inland Valley Development Agency, California, Tax Allocation Bonds, Series 2011B, 4.250%, 3/01/41 (Mandatory put 3/01/15)	No Opt. Call	A	2,608,875

500	Northern California Power Agency, Hydroelectric Project Number One Revenue Bonds, Refunding Series 2010A, 5.000%, 7/01/16	No Opt. Call	A+	568,120

	Orange City, California, Special Tax Bonds, Community Facilities District 91-2, Serrano Heights Public Improvements, Refunding Series 2013:
450	3.000%, 10/01/15	No Opt. Call	A	473,535
320	3.000%, 10/01/16	No Opt. Call	A	341,293
360	3.000%, 10/01/17	No Opt. Call	A	384,998
300	4.000%, 10/01/18	No Opt. Call	A	335,823

	Pioneers Memorial Healthcare District, California, General Obligation Bonds, Refunding Series 2012:
450	3.000%, 10/01/13	No Opt. Call	BBB+	454,734
675	3.000%, 10/01/14	No Opt. Call	BBB+	693,441

	Pittsburg Infrastructure Financing Authority, California, Reassessment Revenue Refunding Bonds, Series 2011A:
200	2.000%, 9/02/13 – AGM Insured	No Opt. Call	AA–	201,038
400	3.000%, 9/02/14 – AGM Insured	No Opt. Call	AA–	411,880

	Sacramento City Financing Authority, California, Special Tax Revenue Bonds, Westlake and Regency Park, Refunding Series 2013A:
1,685	2.000%, 9/01/13	No Opt. Call	BBB+	1,691,959
1,005	3.000%, 9/01/15	No Opt. Call	BBB+	1,044,054
550	3.000%, 9/01/16	No Opt. Call	BBB+	574,266

	San Benito Health Care District, San Benito County, California, Revenue Bonds, Refunding Series 2013:
300	3.000%, 3/01/16	No Opt. Call	A	317,586
350	4.000%, 3/01/18	No Opt. Call	A	393,197

280	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,000	San Francisco Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 6, Mission Bay South, Series 2002, 3.000%, 8/01/15	No Opt. Call	N/R	$1,032,550

430	San Marcos Public Facilities Authority, California, Special Tax Revenue Bonds, Refunding Series 2012D, 2.000%, 9/01/13	No Opt. Call	N/R	431,707

985	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 5.000%, 12/01/18	No Opt. Call	A	1,108,056

	West Kern Water District, California, Certificates of Participation, Series 2011:
350	3.000%, 6/01/13	No Opt. Call	AA–	350,770
630	3.000%, 6/01/14	No Opt. Call	AA–	644,755
860	3.000%, 6/01/15	No Opt. Call	AA–	896,025
600	3.000%, 6/01/16	No Opt. Call	AA–	630,366
30,845	Total California			32,670,632
	Colorado – 4.7%

	Colorado Educational and Cultural Facilities Authority, Charter School Refunding Revenue Bonds, Pinnacle Charter School, Inc. K-8 Facility Project, Series 2013:
175	3.000%, 6/01/15	No Opt. Call	A	181,097
250	3.000%, 6/01/16	No Opt. Call	A	261,260

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Douglas County School District RE-1 – DCS Montessori School, Refunding & Improvement Series 2012:
210	2.000%, 7/15/14	No Opt. Call	A	212,512
175	2.250%, 7/15/17	No Opt. Call	A	177,525

500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Stargate Charter School, Series 2002, 6.125%, 5/01/33 (Pre-refunded 5/01/13)	5/13 at 100.00	N/R (4)	500,080

3,345	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009A, 5.000%, 7/01/15	No Opt. Call	AA–	3,675,118

500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living Communities Project, Series 2012, 4.000%, 1/01/15	No Opt. Call	N/R	508,720

2,450	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan, Series 2009B, 5.000%, 6/01/39 (Mandatory put 12/01/14)	No Opt. Call	A–	2,616,600

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, National Jewish Medical and Research Center, Series 2012:
350	4.000%, 1/01/14	No Opt. Call	BBB–	355,436
505	4.000%, 1/01/15	No Opt. Call	BBB–	523,478

840	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Parkview Medical Center, Series 2012, 3.000%, 9/01/15	No Opt. Call	A3	879,253

1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Yampa Valley Medical Center, Series 2007, 5.000%, 9/15/13	No Opt. Call	BBB+	1,012,770

1,610	Colorado Springs, Colorado, Utilities System Revenue Bonds, Series 2012C-1, 3.000%, 11/15/13	No Opt. Call	AA	1,634,697

360	Colorado Water Resources and Power Development Authority, Water Resources Revenue Bonds, Parker Water and Sanitation District, Series 2004D, 4.000%, 9/01/14 – NPFG Insured	No Opt. Call	Baa2	374,580

	Commerce City Northern Infrastructure General Improvement District, Colorado, General Obligation Bonds, Series 2013:
365	3.000%, 12/01/15 – AGM Insured	No Opt. Call	AA–	385,936
600	4.000%, 12/01/16 – AGM Insured	No Opt. Call	AA–	663,618

1,850	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, Stapleton Senior Refunding Series 2013A-1, 5.000%, 12/01/16	No Opt. Call	A–	2,110,998

Nuveen Investments	281

Portfolio of Investments

Nuveen Short Term Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$220	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/17 – NPFG Insured	No Opt. Call	Baa2	$196,981

	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Project Revenue Bonds, Refunding Series 2011A:
125	3.000%, 5/01/13 (Alternative Minimum Tax)	No Opt. Call	Baa2	125,006
235	3.000%, 5/01/14 (Alternative Minimum Tax)	No Opt. Call	Baa2	238,715
345	3.500%, 5/01/15 (Alternative Minimum Tax)	No Opt. Call	Baa2	357,430

1,240	Meridian Metropolitan District, Douglas County, Colorado, General Obligation Refunding Bonds, Series 2011A, 3.000%, 12/01/15	No Opt. Call	A	1,302,360

360	Parker Water and Sanitation District, Douglas County, Colorado, Water and Sewer Enterprise Revenue Bonds, Refunding Series 2012, 2.000%, 11/01/13 – AGM Insured	No Opt. Call	AA–	363,136

	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013:
730	4.000%, 12/01/15	No Opt. Call	N/R	771,157
1,015	4.000%, 12/01/16	No Opt. Call	N/R	1,085,258

	Sand Creek Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2013B:
480	3.000%, 12/01/15	No Opt. Call	A	503,616
490	3.000%, 12/01/16	No Opt. Call	A	520,199
510	3.000%, 12/01/17	No Opt. Call	A	545,669

235	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, General Obligation Bonds, Refunding Series 2012, 3.000%, 12/01/15	No Opt. Call	BBB	243,476

	Westminster Economic Development Authority, Colorado, Tax Increment Revenue Bonds, Mandalay Gardens Urban Renewal Project, Series 2012:
615	1.000%, 12/01/13	No Opt. Call	A	616,101
450	3.000%, 12/01/14	No Opt. Call	A	464,810
22,135	Total Colorado			23,407,592
	Connecticut – 0.9%

1,235	Connecticut Development Authority, Pollution Control Revenue Bonds, Connecticut Light and Power Company, Refunding Series 2011B, 1.250%, 9/01/28 (Mandatory put 9/03/13)	No Opt. Call	A	1,239,224

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2011G:
505	2.250%, 7/01/14	No Opt. Call	BBB	509,252
765	4.000%, 7/01/15	No Opt. Call	BBB	800,641

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2012H:
500	3.000%, 7/01/13 – AGM Insured	No Opt. Call	AA–	502,200
1,150	4.000%, 7/01/14 – AGM Insured	No Opt. Call	AA–	1,194,609
4,155	Total Connecticut			4,245,926
	Delaware – 0.6%

3,000	Wilmington, Delaware, Multifamily Rental Housing Revenue Bonds, Lincoln Towers Associates, LLC Project, Series 2011A and Series 2011B, 4.000%, 7/15/13	No Opt. Call	N/R	3,002,220
	District of Columbia – 0.6%

250	District of Columbia, Revenue Bonds, Gallaudet University, Series 2011, 3.000%, 4/01/14	No Opt. Call	A+	254,785

1,740	District of Columbia, Revenue Bonds, Georgetown University, Refunding Series 2009A, 5.000%, 4/01/14	No Opt. Call	A–	1,814,785

325	District of Columbia, Revenue Bonds, The Association of American Medical Colleges Issue, Series 2011A, 3.000%, 10/01/16	No Opt. Call	A+	346,938

595	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Senior Lien Refunding Series 2007A, 5.000%, 10/01/15 – AMBAC Insured	No Opt. Call	A1	651,823
2,910	Total District of Columbia			3,068,331

282	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida – 8.3%

	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing Project, Series 2013A:
$300	3.000%, 11/15/16	No Opt. Call	BBB	$313,008
600	4.000%, 11/15/17	No Opt. Call	BBB	651,612

1,380	Broward County, Florida, Port Facilities Revenue Bonds, Refunding Series 2011B, 5.000%, 9/01/15 (Alternative Minimum Tax)	No Opt. Call	A2	1,512,452

475	Citizens Property Insurance Corporation, Florida, High Risk Assessment Revenue, Senior Secured Bonds, Series 2009A-1, 5.000%, 6/01/16 – AGC Insured	No Opt. Call	AA–	536,973

5,250	Citizens Property Insurance Corporation, Florida, High-Risk Account Revenue Bonds, Coastal Account Senior Secured Series 2011A-1, 5.000%, 6/01/15	No Opt. Call	A+	5,728,065

	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1:
170	3.000%, 6/01/13	No Opt. Call	A+	170,413
300	5.000%, 6/01/14	No Opt. Call	A+	315,303
595	5.000%, 6/01/15 – AGM Insured	No Opt. Call	AA–	650,484

305	City of Tampa, Florida, Refunding and Capital Improvement Cigarette Tax Allocation Bonds, H. Lee Moffitt Cancer Center Project, Series 2012A, 3.000%, 9/01/14	No Opt. Call	A+	314,443

650	Cityplace Community Development District, Florida, Special Assessment and Revenue Bonds, Refunding Series 2012, 5.000%, 5/01/14	No Opt. Call	A	676,117

3,925	Florida Citizens Property Insurance Corporation, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1, 5.000%, 6/01/16	No Opt. Call	A+	4,424,260

	Florida Higher Educational Facilities Financing Authority, Revenue and Revenue Refunding Bonds, University of Tampa Project, Series 2012A:
300	4.000%, 4/01/14	No Opt. Call	BBB+	308,454
850	4.000%, 4/01/15	No Opt. Call	BBB+	891,463

	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University Project, Refunding Series 2012A:
220	4.000%, 4/01/15	No Opt. Call	BBB+	230,516
435	4.000%, 4/01/16	No Opt. Call	BBB+	464,467

1,000	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Refunding Series 2009E, 5.000%, 11/15/15	No Opt. Call	AA	1,112,170

2,000	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Variable Rate Demand Series 2005I, 5.000%, 11/15/16	No Opt. Call	AA	2,298,620

1,000	Hillsborough County Industrial Development Authority, Florida, Pollution Control Revenue Bonds, Tampa Electric Company Project, Series 2007B, 5.150%, 9/01/25 (Mandatory put 9/01/13)	No Opt. Call	A3	1,015,810

180	Lee County, Florida, Airport Revenue Refunding Bonds, Series 2011A, 4.000%, 10/01/13 (Alternative Minimum Tax)	No Opt. Call	A2	182,709

1,000	Miami, Florida, Special Obligation Non-Ad Valorem Revenue Refunding Bonds, Series 2011A, 5.000%, 2/01/17	No Opt. Call	AA–	1,108,280

1,800	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Refunding Series 2013A, 5.000%, 7/01/17	No Opt. Call	A–	2,091,708

500	Miami-Dade County Industrial Development Authority, Florida, Solid Waste Revenue Bonds, Waste Management Inc. of Florida Project, Series 2008, 2.625%, 8/01/23 (Mandatory put 8/01/14) (Alternative Minimum Tax)	No Opt. Call	BBB	510,620

3,200	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Refunding Series 2012B, 2.000%, 10/01/13	No Opt. Call	A	3,223,264

2,000	Okeechobee County, Florida, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2004A, 0.650%, 7/01/39 (Mandatory put 7/01/13)	No Opt. Call	BBB	2,000,300

2,330	Osceola County, Florida, Tourist Development Tax Revenue Bonds, Refunding & Improvement Series 2012, 2.000%, 10/01/13	No Opt. Call	A1	2,345,867

Nuveen Investments	283

Portfolio of Investments

Nuveen Short Term Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$730	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Jupiter Medical Center, Series 2013A, 4.000%, 11/01/15 (WI/DD, Settling 5/07/13)	No Opt. Call	BBB+	$777,852

	Pinellas County Educational Facilities Authority, Florida, General Revenue Bonds, Barry University, Refunding Series 2011:
905	4.000%, 10/01/13	No Opt. Call	BBB	918,077
1,175	5.000%, 10/01/15	No Opt. Call	BBB	1,282,031
1,060	4.000%, 10/01/16	No Opt. Call	BBB	1,148,542

305	Pinellas County Educational Facilities Authority, Florida, General Revenue Bonds, Barry University, Refunding Series 2012, 4.000%, 10/01/15	No Opt. Call	BBB	325,151

	Volusia County Educational Facilities Authority, Florida, Educational Facilities Revenue Bonds, Embry-Riddle Aeronautical University, Inc. Project, Refunding Series 2011:
2,380	2.000%, 10/15/14 – AGM Insured	No Opt. Call	AA–	2,407,989
1,275	4.000%, 10/15/15 – AGM Insured	No Opt. Call	AA–	1,352,268
38,595	Total Florida			41,289,288
	Georgia – 1.9%

1,300	Atlanta, Georgia, Airport General Revenue Refunding Bonds, Series 2011B, 5.000%, 1/01/14	No Opt. Call	A+	1,341,223

1,300	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company, Ninth Series 1994, 1.200%, 10/01/32 (Mandatory put 4/01/14)	No Opt. Call	A+	1,309,711

1,500	Carroll County School District, Georgia, General Obligation Bonds, Series 2011, 4.000%, 4/01/14	No Opt. Call	AA+	1,551,690

3,200	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 4.000%, 9/01/15	No Opt. Call	BBB	3,341,440

1,000	Gwinnett County Development Authority, Georgia, Certificates of Participation, County Public Schools Project, Series 2004, 5.250%, 1/01/21 (Pre-refunded 1/01/14) – NPFG Insured	1/14 at 100.00	AA+ (4)	1,033,390

330	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University Project, Refunding Series 2012C, 4.000%, 10/01/14	No Opt. Call	Baa2	341,930

585	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012A, 4.000%, 10/01/14	No Opt. Call	Baa2	606,148
9,215	Total Georgia			9,525,532
	Hawaii – 0.4%

800	Hawaii Department of Budget and Finance, Special Purpose Senior Living Revenue Bonds, 15 Craigside Project, Series 2009C-1, 7.500%, 11/15/15	7/13 at 100.00	N/R	802,584

1,075	Hawaii State, General Obligation Bonds, Series 2009D-Q, 4.000%, 6/01/14	No Opt. Call	AA	1,119,312
1,875	Total Hawaii			1,921,896
	Illinois – 5.7%

2,000	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Refunding Series 2012A, 5.000%, 1/01/15 (Alternative Minimum Tax)	No Opt. Call	A2	2,147,860

1,120	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Refunding Series 2012B, 4.000%, 1/01/15 (Alternative Minimum Tax)	No Opt. Call	A2	1,184,210

1,070	Decatur, Illinois, General Obligation Bonds, Refunding Series 2013, 3.000%, 3/01/16	No Opt. Call	Aa2	1,130,658

4,635	Illinois Finance Authority, Revenue Bonds, Art Institute of Chicago, Refunding Series 2010A, 5.000%, 3/01/15	No Opt. Call	A+	5,003,761

500	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 6.250%, 2/01/19	No Opt. Call	Baa3	545,460

284	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A:
$1,655	5.000%, 11/01/13	No Opt. Call	A	$1,690,583
1,125	5.000%, 11/01/14	No Opt. Call	A	1,187,978

300	Illinois Finance Authority, Revenue Bonds, The Clare at Water Tower Project, Capitol Appreciation Series 2010B, 0.000%, 5/15/50 (5)	7/13 at 100.00	N/R	3

700	Illinois Finance Authority, Revenue Bonds, The Clare at Water Tower Project, Refunding Series 2010A, 5.100%, 5/15/14 (5)	7/13 at 100.00	N/R	7

840	Illinois State, General Obligation Bonds, Refunding Series 2006, 5.000%, 1/01/15	No Opt. Call	A2	896,860

1,065	Illinois State, General Obligation Bonds, Refunding Series 2010, 5.000%, 1/01/15 – AGM Insured	No Opt. Call	AA–	1,137,633

	Illinois State, General Obligation Bonds, Refunding Series 2012:
1,450	4.000%, 8/01/14	No Opt. Call	A2	1,508,624
1,340	5.000%, 8/01/17	No Opt. Call	A2	1,531,767

545	Illinois State, General Obligation Bonds, Series 2006A, 5.000%, 6/01/15	No Opt. Call	A2	590,279

790	Illinois State, General Obligation Bonds, Series 2006, 5.000%, 1/01/15	No Opt. Call	A2	843,475

1,420	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2002, 5.500%, 8/01/15 – SYNCORA GTY Insured	No Opt. Call	A2	1,562,227

320	Macon County School District 61 Decatur, Illinois, General Obligation Bonds, Series 2011A, 2.000%, 1/01/15 – AGM Insured	No Opt. Call	A1	326,381

	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012:
250	2.000%, 10/01/13	No Opt. Call	Baa1	251,038
200	3.000%, 10/01/16	No Opt. Call	Baa1	208,770

	St. Clair County, Illinois, Highway Revenue Bonds, Series 2013A:
250	5.000%, 1/01/16	No Opt. Call	AA–	274,985
310	5.000%, 1/01/17	No Opt. Call	AA–	349,717

640	University of Illinois, Auxiliary Facilities System Revenue Bonds, Series 2001A, 5.500%, 4/01/14 – AMBAC Insured	No Opt. Call	Aa2	669,952

	Waukegan, Illinois, General Obligation Bonds, Refunding Series 2012A:
1,200	3.000%, 12/30/13 – AGM Insured	No Opt. Call	A2	1,217,952
1,100	4.000%, 12/30/14 – AGM Insured	No Opt. Call	A2	1,154,505
885	4.000%, 12/30/15 – AGM Insured	No Opt. Call	A2	946,826

790	Western Illinois University, Auxiliary Facilities Revenue Bonds, Series 2012, 3.000%, 4/01/14	No Opt. Call	A	806,369

	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, General Obligation Bonds, Series 2011:
395	5.750%, 12/01/14 – AGM Insured	No Opt. Call	AA–	422,401
450	5.750%, 12/01/15 – AGM Insured	No Opt. Call	AA–	497,300
27,345	Total Illinois			28,087,581
	Indiana – 0.8%

300	Indiana Finance Authority, Hospital Revenue Bonds, Marion General Hospital Project, Series 2012A, 2.000%, 7/01/13	No Opt. Call	A+	300,882

1,605	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013B, 5.000%, 1/01/19 (Alternative Minimum Tax)	1/17 at 100.00	BBB	1,788,355

1,000	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Baptist Homes of Indiana, Series 2005, 5.000%, 11/15/13	No Opt. Call	A–	1,020,450

610	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A, 3.000%, 4/01/15	No Opt. Call	A3	632,899
3,515	Total Indiana			3,742,586

Nuveen Investments	285

Portfolio of Investments

Nuveen Short Term Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Iowa – 2.7%

	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011:
$100	3.000%, 6/15/13	No Opt. Call	A2	$100,339
230	4.000%, 6/15/14	No Opt. Call	A2	239,241
500	4.000%, 6/15/15	No Opt. Call	A2	531,995

	Iowa Finance Authority, Healthcare Revenue Bonds, Genesis Health System, Refunding Series 2010:
310	5.000%, 7/01/13	No Opt. Call	A1	312,424
1,150	5.000%, 7/01/16	No Opt. Call	A1	1,295,636
2,430	5.000%, 7/01/20	No Opt. Call	A1	2,902,975

1,315	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Central College, Refunding Series 2012A, 3.000%, 10/01/14	No Opt. Call	Baa3	1,352,162

220	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, University of Dubuque Project, Refunding Series 2011, 4.000%, 10/01/14	No Opt. Call	BBB–	224,077

	Iowa Student Loan Liquidity Corporation Student Loan Revenue Bonds, Senior Lien Series 2011A-1:
375	2.600%, 12/01/13 (Alternative Minimum Tax)	No Opt. Call	A	378,964
2,000	3.100%, 12/01/14 (Alternative Minimum Tax)	No Opt. Call	A	2,063,940

3,900	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Refunding Series 2009-1, 5.000%, 12/01/13	No Opt. Call	A1	3,985,605
12,530	Total Iowa			13,387,358
	Kansas – 1.1%

745	Dodge City, Kansas, General Obligation Bonds, Waterworks & Wastewater Utility Series 2012A, 2.000%, 9/01/13	No Opt. Call	A+	748,881

1,000	Kansas State Power Pool, Electric Utility Revenue Bonds, Dogwood Energy Facility, Series 2012A, 3.000%, 12/01/14	No Opt. Call	Baa1	1,030,270

500	Manhattan, Kansas, Hospital Revenue Bonds, Mercy Regional Health Center, Inc., Refunding Series 2013, 4.000%, 11/15/15	No Opt. Call	A	543,480

1,000	Wichita, Kansas, Hospital Facilities Revenue Bonds, Via Christi Health System, Inc., Refunding Series 2009X, 5.000%, 11/15/15	No Opt. Call	AA–	1,106,460

	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi Health System Inc., Series 2009A-III:
1,000	5.000%, 11/15/14	No Opt. Call	AA–	1,068,060
1,000	5.000%, 11/15/16	No Opt. Call	AA–	1,140,630
5,245	Total Kansas			5,637,781
	Kentucky – 0.7%

3,000	Pikeville, Kentucky, Educational Facilities Revenue Bond, Pikeville College of Osteopathic Medicine, Bond Anticipation Notes, Series 2011, 4.000%, 5/01/13		N/R	3,000,270

500	Russell, Kentucky, Revenue Bonds, Bon Secours Health System, Series 2013, 4.000%, 11/01/15	No Opt. Call	A–	535,075
3,500	Total Kentucky			3,535,345
	Louisiana – 1.3%

	Calcasieu Parish Public Trust Authority, Louisiana, Student Lease Revenue Bonds, McNeese State University Student Housing-Cowboy Facilities, Inc. Project, Refunding Series 2011:
535	2.000%, 5/01/13 – AGM Insured	No Opt. Call	N/R	535,027
305	2.000%, 5/01/14 – AGM Insured	No Opt. Call	A2	309,435
315	3.000%, 5/01/15 – AGM Insured	No Opt. Call	A2	327,389
315	3.000%, 5/01/16 – AGM Insured	No Opt. Call	A2	330,167

	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2012:
260	2.000%, 6/01/13	No Opt. Call	A–	260,299
300	2.000%, 6/01/14	No Opt. Call	A–	303,702

286	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

$1,185	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006B, 5.000%, 6/01/15 – AMBAC Insured	No Opt. Call	A–	$1,278,342

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Refunding Bonds, Parking Faculties Corporation – Phase I Project, Series 2012:
500	3.000%, 10/01/14 – AGM Insured	No Opt. Call	AA–	514,990
1,000	3.000%, 10/01/16 – AGM Insured	No Opt. Call	AA–	1,049,210

1,350	New Orleans, Louisiana, General Obligation Refunding Bonds, Series 2012, 4.000%, 12/01/15	No Opt. Call	A3	1,455,138
6,065	Total Louisiana			6,363,699
	Maine – 0.1%

	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013:
175	3.000%, 7/01/16	No Opt. Call	BBB+	185,525
350	3.000%, 7/01/17	No Opt. Call	BBB+	372,680
525	Total Maine			558,205
	Maryland – 0.2%

405	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Salisbury University Project, Series 2012, 3.000%, 6/01/15	No Opt. Call	Baa3	414,149

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick Memorial Hospital Issue, Series 2012A:
150	3.000%, 7/01/14	No Opt. Call	Baa1	154,197
220	3.000%, 7/01/15	No Opt. Call	Baa1	229,539
775	Total Maryland			797,885
	Massachusetts – 1.2%

600	Massachusetts Development Finance Agency, Revenue Bonds, Lasell College, Series 2011, 2.250%, 7/01/13	No Opt. Call	BBB	601,590

300	Massachusetts Development Finance Agency, Revenue Bonds, Massachusetts College of Pharmacy and Allied Health Sciences, Series 2013F, 3.000%, 7/01/15	No Opt. Call	A	316,098

525	Massachusetts Development Finance Agency, Senior Living Facility Revenue Bonds, The Groves in Lincoln Issue, Series 2009B-2, 6.250%, 6/01/14 (6)	7/13 at 100.00	N/R	262,500

1,950	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2010B, 4.500%, 1/01/16 (Alternative Minimum Tax)	No Opt. Call	AA	2,073,182

325	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Springfield College, Series 2010, 4.000%, 10/15/13	No Opt. Call	Baa1	329,573

2,500	Massachusetts Housing Finance Agency, Construction Loan Notes, Series 2012F, 0.650%, 12/01/14	No Opt. Call	A+	2,503,350
6,200	Total Massachusetts			6,086,293
	Michigan – 3.4%

	Bridgeport Spaulding Community School District, Saginaw County, Michigan, General Obligation Bonds, Refunding Series 2011:
675	2.500%, 5/01/14 – AGM Insured	No Opt. Call	Aa2	687,569
1,250	3.000%, 5/01/15 – AGM Insured	No Opt. Call	Aa2	1,305,688

500	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, Series 2013, 3.000%, 5/01/14	No Opt. Call	AA–	513,295

800	Dearborn School District, Wayne County, Michigan, General Obligation Bonds, Series 2007, 4.000%, 5/01/14	No Opt. Call	Aa2	829,520

	Detroit-Wayne County Stadium Authority, Michigan, Wayne County Limited Tax General Obligation Bonds, Building Authority Stadium Refunding Series 2012:
500	5.000%, 10/01/14	No Opt. Call	BBB+	524,370
475	5.000%, 10/01/15	No Opt. Call	BBB+	509,856

800	Grand Blanc Community Schools, Genesee County, Michigan, General Obligation Bonds, Refunding Series 2013, 4.000%, 5/01/17	No Opt. Call	AA–	894,344

Nuveen Investments	287

Portfolio of Investments

Nuveen Short Term Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Bronson Healthcare Group, Series 2011A:
$175	3.000%, 5/15/13	No Opt. Call	A2	$175,175
430	4.000%, 5/15/15	No Opt. Call	A2	452,760

500	Lake Superior State University Board of Trustees, Michigan, General Revenue Refunding Bonds, Series 2012, 2.000%, 11/15/14 – AGM Insured	No Opt. Call	AA–	507,755

	Michigan Finance Authority, Revenue Bonds, Detroit City School District, Series 2012:
250	5.000%, 6/01/14	No Opt. Call	A+	261,238
550	4.000%, 6/01/14	No Opt. Call	A+	569,030

2,030	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Group, Series 2010B, 5.000%, 11/15/16	No Opt. Call	AA+	2,333,099

250	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Oakwood Obligated Group, Series 2003, 5.500%, 11/01/13	No Opt. Call	A	256,455

700	Romeo Community School District, Macomb and Oakland Counties, Michigan, General Obligation Bonds, School Building & Site Series 2013, 1.000%, 5/01/14	No Opt. Call	Aa2	704,116

1,000	Warren Consolidated Schools, Macomb and Oakland Counties, Michigan, General Obligation Bonds, Refunding Series 2013, 4.000%, 5/01/16	No Opt. Call	AA–	1,091,900

225	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2010A, 5.000%, 12/01/16 (Alternative Minimum Tax)	No Opt. Call	A	256,480

415	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2010C, 5.000%, 12/01/13	No Opt. Call	A	426,454

1,405	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2005, 5.250%, 12/01/13 – NPFG Insured (Alternative Minimum Tax)	No Opt. Call	A	1,444,747

500	Western Michigan University, General Revenue Refunding Bonds, Series 2008, 3.625%, 11/15/14 – AGM Insured	No Opt. Call	AA–	522,445

595	Western Townships Utilities Authority, Michigan, Sewage Disposal System Bonds, Refunding Series 2012, 3.000%, 1/01/14	No Opt. Call	AA	605,151

	Williamston Community Schools School District, Ingham County, Michigan, General Obligation Bonds, Refunding Series 2011
610	2.000%, 5/01/13	No Opt. Call	N/R	610,024
1,120	3.000%, 5/01/14	No Opt. Call	AA–	1,146,443
15,755	Total Michigan			16,627,914
	Minnesota – 4.7%

325	Detroit Lakes, Minnesota, Housing and Health Facilities Revenue Bonds, Mankato Lutheran Home, Guaranteed by Ecumen Home Care Inc., Series 2004, 2.390%, 8/01/34 (Mandatory put 8/01/13)	7/13 at 100.00	N/R	324,688

2,155	Farmington Independent School District 192, Dakota County, Minnesota, General Obligation Bonds, School Building Refunding Series 2012B, 3.000%, 2/01/14	No Opt. Call	Aa2	2,199,501

1,000	Independent School District 194, Lakeville, Dakota County, Minnesota, General Obligation Bonds, School Building Refunding Series 2012C, 3.000%, 2/01/14	No Opt. Call	Aa2	1,021,190

2,500	Minneapolis, Minnesota, Revenue Bonds, National Marrow Donor Program Project, Series 2010, 5.000%, 8/01/17	No Opt. Call	BBB	2,794,050

	Minneapolis, Minnesota, Revenue Bonds, Walker Minneapolis Campus Project, Refunding Series 2012:
100	2.000%, 11/15/13	No Opt. Call	N/R	100,201
400	2.250%, 11/15/14	No Opt. Call	N/R	402,268
705	2.600%, 11/15/15	No Opt. Call	N/R	713,502

2,500	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Senior Lien Series 2009B, 5.000%, 1/01/15 (Alternative Minimum Tax)	No Opt. Call	AA–	2,690,925

288	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

$1,335	Minnesota Agricultural and Economic Development Board, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2008C-1, 5.000%, 2/15/15 – AGC Insured	No Opt. Call	AA–	$1,431,868

500	Minnesota Higher Education Facilities Authority, Revenue Bonds, Augsburg College, Refunding Series 2010-7-G, 3.000%, 10/01/14	No Opt. Call	Baa3	508,930

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Bethel University, Refunding Series 2007-6-R:
910	5.500%, 5/01/16	No Opt. Call	N/R	959,586
1,065	5.500%, 5/01/17	No Opt. Call	N/R	1,138,166

	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Scholastica, Inc., Series 2012-7R:
270	2.000%, 12/01/13	No Opt. Call	Baa2	272,074
200	3.000%, 12/01/14	No Opt. Call	Baa2	206,486
210	3.000%, 12/01/15	No Opt. Call	Baa2	219,568

500	Minnesota Higher Education Facilities Authority, Revenue Bonds, Hamline University, Series 2011-7K1, 3.000%, 10/01/13	No Opt. Call	Baa2	503,020

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint Catherine University, Series 2012-7Q:
325	3.000%, 10/01/13	No Opt. Call	Baa1	327,948
500	3.000%, 10/01/14	No Opt. Call	Baa1	514,380
450	4.000%, 10/01/15	No Opt. Call	Baa1	479,345
650	4.000%, 10/01/16	No Opt. Call	Baa1	706,225

2,210	Robbinsdale Independent School District 281, Hennepin County, Minnesota, General Obligation Bonds, School Building Refunding Series 2012B, 2.000%, 2/01/14	No Opt. Call	AA+	2,239,371

1,000	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project, Series 2010A, 5.000%, 5/01/15	No Opt. Call	A1	1,086,320

180	Saint Paul Housing and Redevelopment Authority, Minnesota, Upper Landing Project Tax Increment Revenue Refunding Bonds, Series 2012, 5.000%, 3/01/14	No Opt. Call	N/R	184,390

	Sauk Rapids, Minnesota, Health Care and Housing Facilities Revenue Bonds, Good Shepherd Lutheran Home, Refunding Series 2013:
235	4.000%, 1/01/15	No Opt. Call	N/R	242,320
300	4.000%, 1/01/16	No Opt. Call	N/R	312,807

1,280	Shakopee Independent School District 720, Scott County, Minnesota, General Obligation Bonds, Series 2013A, 3.000%, 2/01/17	No Opt. Call	Aa2	1,389,082

75	St. Paul Housing and Redevelopment Authority, Minnesota, Performing Arts Facility Revenue Bonds, Ordway Center for the Performing Arts, Series 2012, 0.950%, 7/01/13	No Opt. Call	N/R	75,039

350	Wayzata, Minnesota, Senior Housing Entrance Deposit Revenue Bonds, Folkestone Senior Living Community, Series 2012B, 4.875%, 5/01/19	5/14 at 100.00	N/R	355,576
22,230	Total Minnesota			23,398,826
	Mississippi – 1.0%

125	D’Iberville, Mississippi, Tax Increment Limited Obligation Refunding Bonds, Gulf Coast Promenade Project, Series 2013, 2.000%, 4/01/14	No Opt. Call	BBB+	126,141

1,500	Mississippi Business Finance Corporation, Gulf Opportunity Zone Revenue Bonds, Coast Electric Power Association, Series 2007C, 0.430%, 5/01/37 (Mandatory put 5/01/13)	11/13 at 100.00	A	1,500,135

3,235	Mississippi Development Bank, Special Obligation Bonds, Jackson County Limited Tax Note, Series 2009B-1, 4.000%, 7/01/15 – AGC Insured	No Opt. Call	AA–	3,460,447
4,860	Total Mississippi			5,086,723
	Missouri – 5.0%

	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Refunding Series 2012:
250	3.000%, 8/01/14	No Opt. Call	A	256,795
1,000	3.000%, 8/01/15	No Opt. Call	A	1,042,870
1,000	4.000%, 8/01/17	No Opt. Call	A	1,105,910

Nuveen Investments	289

Portfolio of Investments

Nuveen Short Term Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

$1,000	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2013A, 4.000%, 6/01/17 (WI/DD, Settling 5/01/13)	No Opt. Call	AA–	$1,118,710

360	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2011, 2.750%, 2/15/14	No Opt. Call	BBB+	362,736

320	Joplin Industrial Development Authority, Missouri, Revenue Bonds, Christian Homes Inc., Series 2007F, 5.500%, 5/15/17	No Opt. Call	BBB–	354,797

2,020	Missouri Development Finance Board, Independence, Infrastructure Facilities Revenue Bonds, Water System Improvement Projects, Series 2009E, 4.000%, 11/01/16	11/14 at 100.00	A–	2,107,022

150	Missouri Development Finance Board, Infrastructure Facilities Leasehold Revenue Bonds, City of Independence, Missouri, Annual Appropriation Electric System Revenue Bonds – Dogwood Project, Series 2012A, 2.000%, 6/01/13	No Opt. Call	A	150,170

3,000	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Kansas City Power & Light Company Project, Series 1992, 1.250%, 7/01/17	No Opt. Call	A–	3,010,680

	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Southwest Baptist University Project, Series 2012:
240	3.000%, 10/01/13	No Opt. Call	BBB–	242,050
470	3.000%, 10/01/14	No Opt. Call	BBB–	482,037
480	3.000%, 10/01/15	No Opt. Call	BBB–	496,752
495	3.000%, 10/01/16	No Opt. Call	BBB–	512,023

270	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Capital Region Medical Center, Series 2011, 3.000%, 11/01/13	No Opt. Call	A3	272,282

700	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, St. Luke’s Episcopal and Presbyterian Hospitals, Series 2011, 5.000%, 12/01/13	No Opt. Call	A+	719,173

720	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lake Regional Health System, Series 2012, Reg S, 5.000%, 2/15/16	No Opt. Call	BBB+	797,242

675	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lake Regional Health System, Series 2012, 3.000%, 2/15/14	No Opt. Call	BBB+	687,933

475	Missouri Health and Educational Facilities Authority, Revenue Bonds, Rockhurst University, Series 2011A, 3.000%, 10/01/13	No Opt. Call	BBB–	479,494

1,435	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University, Series 2011, 4.000%, 4/01/17	No Opt. Call	A2	1,588,402

340	Missouri Joint Municipal Electric Utility Commission, Plum Point Project, Revenue Bonds, Series 2006, 5.000%, 1/01/16 – NPFG Insured	No Opt. Call	A–	369,291

1,245	Missouri State Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Freeman Health System, Series 2012, 5.000%, 2/15/15	No Opt. Call	BBB+	1,335,101

300	Northwest Missouri State University, Housing System Revenue Bonds, Refunding Series 2012, 0.700%, 6/01/14	No Opt. Call	A3	300,786

2,200	Park Hill School District, Platte County, Missouri, General Obligation Bonds, Refunding Series 2013, 2.000%, 3/01/14	No Opt. Call	AA+	2,233,462

2,435	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Refunding Series 2011B, 5.000%, 7/01/14	No Opt. Call	A–	2,555,119

530	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2012, 5.000%, 9/01/17	No Opt. Call	A	600,941

240	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2007A, 5.000%, 7/01/14 – AGM Insured	No Opt. Call	AA–	251,839

950	St. Louis, Missouri, Airport Revenue Bonds, Series 1970, 5.000%, 7/01/15	No Opt. Call	A–	1,031,339

520	Truman State University, Missouri, Housing System Revenue Bonds, Refunding Series 2013, 3.000%, 6/01/16	No Opt. Call	A1	554,460
23,820	Total Missouri			25,019,416

290	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Montana – 0.4%

$1,740	Montana Facilities Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Composite Deal Series 2010B, 5.000%, 1/01/19	No Opt. Call	AA	$2,084,955
	Nebraska – 0.4%

250	Central Plains Energy Project, Nebraska, Gas Project 1 Revenue Bonds, Series 2007A, 5.250%, 12/01/21	No Opt. Call	A	289,533

505	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 4.000%, 11/01/15	No Opt. Call	A–	547,344

1,125	Washington County, Nebraska, Wastewater and Solid Waste Disposal Facilities Revenue Bonds, Cargill Inc. Project, Variable Rate Demand Series 2012, 1.375%, 9/01/30 (Mandatory put 9/01/15) (Alternative Minimum Tax)	No Opt. Call	A	1,131,356
1,880	Total Nebraska			1,968,233
	Nevada – 0.6%

	Carson City, Nevada, Hospital Revenue Refunding Bonds, Carson-Tahoe Regional Healthcare Project, Series 2012:
235	2.000%, 9/01/13	No Opt. Call	BBB+	236,072
250	3.000%, 9/01/14	No Opt. Call	BBB+	256,350

650	Clark County School District, Nevada, General Obligation Bonds, Limited Tax Series 2007C, 5.000%, 6/15/13	No Opt. Call	AA–	653,952

1,830	Clark County, Nevada, Local Improvement Refunding Bonds, Special Improvement District 142 Mountain’s Edge, Series 2012, 2.000%, 8/01/13	No Opt. Call	BBB–	1,833,440
2,965	Total Nevada			2,979,814
	New Jersey – 4.7%

	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2012A:
1,000	5.000%, 7/01/14	No Opt. Call	BBB+	1,053,010
2,615	4.000%, 7/01/15	No Opt. Call	BBB+	2,787,015
3,450	2.000%, 7/01/16	No Opt. Call	BBB+	3,533,939

1,000	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 5.000%, 7/01/13	No Opt. Call	BB+	1,007,020

4,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.000%, 7/01/15	No Opt. Call	BBB+	4,337,520

4,000	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2011-1, 5.000%, 12/01/14 (Alternative Minimum Tax)	No Opt. Call	Aa3	4,267,920

	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1A:
975	3.000%, 12/01/13 (Alternative Minimum Tax)	No Opt. Call	AA	989,401
1,285	4.000%, 12/01/14 (Alternative Minimum Tax)	No Opt. Call	AA	1,350,856

3,100	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/18	No Opt. Call	A+	3,726,138
21,425	Total New Jersey			23,052,819
	New Mexico – 0.6%

750	Aztec Municipal School District 2, San Juan County, New Mexico, General Obligation Bonds, Refunding Series 2010B, 4.000%, 10/01/13	No Opt. Call	Aa1	760,628

2,050	New Mexico Educational Assistance Foundation, Education Loan Bonds, Senior Lien Series 2009A, 3.900%, 9/01/14 (Alternative Minimum Tax)	No Opt. Call	Aaa	2,129,192
2,800	Total New Mexico			2,889,820
	New York – 4.5%

390	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Medaille College, Series 2012, 2.125%, 4/01/15	No Opt. Call	BB+	390,363

Nuveen Investments	291

Portfolio of Investments

Nuveen Short Term Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$380	Build NYC Resource Corporation, New York, Revenue Bonds, Bronx Charter School for Excellence, Series 2013A, 3.000%, 4/01/18	No Opt. Call	BBB–	$393,737

1,300	Dormitory Authority of the State of New York, Insured Revenue Bonds, Pace University, Series 2013A, 4.000%, 5/01/16	No Opt. Call	BBB–	1,406,041

670	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A, 0.000%, 6/01/16 – AGM Insured	No Opt. Call	AA–	653,994

150	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2010A, 4.000%, 5/01/15	No Opt. Call	A	160,166

300	Niagara Area Development Corporation, New York, Niagara University Project, Series 2012A, 3.000%, 5/01/13	No Opt. Call	BBB+	300,021

1,545	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013A, 2.000%, 11/15/14	No Opt. Call	A	1,586,638

	Monroe County Industrial Development Corporation, New York, Revenue Bonds, St. John Fisher College, Series 2012A:
325	3.000%, 6/01/13	No Opt. Call	Aa3	325,705
815	3.000%, 6/01/14	No Opt. Call	Aa3	833,778

500	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Winthrop-University Hospital Association, Series 2012, 3.000%, 7/01/13	No Opt. Call	Baa1	502,020

2,500	Nassau Health Care Corporation, New York, Revenue Anticipation Notes, Series 2013A, 2.250%, 12/15/13	No Opt. Call	AA–	2,529,550

1,035	New York City, New York, General Obligation Bonds, Fiscal 2012 Series I, 5.000%, 8/01/14	No Opt. Call	AA	1,096,520

175	New York City, New York, General Obligation Bonds, Fiscal Series 2003J, 5.500%, 6/01/20 (Pre-refunded 6/01/13)	6/13 at 100.00	AA (4)	175,798

1,000	New York City, New York, Industrial Development Agency, Senior Airport Facilities Revenue Refunding Bonds, Trips Obligated Group, Series 2012A, 5.000%, 7/01/13 (Alternative Minimum Tax)	No Opt. Call	BBB–	1,005,920

2,000	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, New York State Electric and Gas Corporation, Series 2011A, 2.125%, 3/15/15	No Opt. Call	A–	2,037,360

750	New York State Thruway Authority, General Revenue Bonds, Series2012I, 4.000%, 1/01/15	No Opt. Call	A+	793,133

1,895	Schenectady County Capital Resource Corporation, New York, FHA insured Mortgage Revenue Bonds, Ellis Hospital Project, Refunding Series 2012, 1.750%, 2/15/18 – AGM Insured	No Opt. Call	AA+	1,902,201

1,450	St. Lawrence County Industrial Development Agency Civic Development Corporation, New York, Revenue Bonds, Clarkson University Project, Series 2012B, 2.500%, 9/01/42 (Mandatory put 3/01/16)	No Opt. Call	A3	1,489,092

450	Westchester County Local Development Corporation, New York, Revenue Refunding Bonds, Kendal on Hudson Project, Series 2013, 2.000%, 1/01/16	No Opt. Call	N/R	453,681

1,265	Yonkers, New York, General Obligation Bonds, Series 2005A, 5.000%, 8/01/13 – NPFG Insured	No Opt. Call	BBB+	1,278,536

1,500	Yonkers, New York, General Obligation Bonds, Series 2011A, 5.000%, 10/01/14	No Opt. Call	BBB+	1,588,410

1,250	Yonkers, New York, General Obligation Refunding Bonds, Series 2012A, 4.000%, 7/01/15	No Opt. Call	BBB+	1,329,025
21,645	Total New York			22,231,689
	North Carolina – 0.2%

985	North Carolina Medical Care Commission, Health Care Facilities Revenue and Refunding Revenue Bonds, Columbus Regional Healthcare System, Series 2013A, 4.000%, 10/01/15	No Opt. Call	BBB	1,066,184

292	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Dakota – 0.9%

	Burleigh County, North Dakota, Health Care Revenue Refunding Bonds, St. Alexius Medical Center Project, Series 2012A:
$225	2.500%, 7/01/13	No Opt. Call	A–	$225,617
300	2.500%, 7/01/14	No Opt. Call	A–	303,201

3,040	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 3.500%, 11/01/16	No Opt. Call	A+	3,291,621

	Williston Parks and Recreation District, North Dakota, Sales Tax & Gross Revenue Bonds, Series 2012A:
200	1.150%, 3/01/14	No Opt. Call	A	200,598
600	2.000%, 3/01/15	No Opt. Call	A	609,078
4,365	Total North Dakota			4,630,115
	Ohio – 2.3%

785	Cleveland State University, Ohio, General Receipts Bonds, Series 2007A, 5.750%, 6/01/14 – FGIC Insured	No Opt. Call	A+	830,663

1,000	Cleveland, Ohio, Airport System Revenue Bonds, Series 2011A, 3.000%, 1/01/14	No Opt. Call	A–	1,017,600

1,000	Ohio Air Quality Development Authority, Ohio, Air Quality Revenue Refunding Bonds, Ohio Power Company Project, Series 2010A, 3.250%, 6/01/41 (Mandatory put 6/02/14)	No Opt. Call	Baa1	1,021,130

4,005	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Corp. Project, Series 2009D, 2.250%, 8/01/29 (Mandatory put 9/15/16)	No Opt. Call	BBB–	4,061,070

1,000	Ohio State, Capital Facilities Lease-Appropriation Bonds, Administrative Building Fund Projects, Series 2013A, 5.000%, 10/01/17	No Opt. Call	AA	1,178,910

1,700	Ohio State, Capital Facilities Lease-Appropriation Bonds, Cultural & Sports Facilities Building Fund Projects, Series 2013B, 5.000%, 4/01/18	No Opt. Call	AA	2,024,751

1,000	Ohio State, Capital Facilities Lease-Appropriation Bonds, Parks & Recreation Improvement Fund Projects, Series 2013A, 3.000%, 8/01/17	No Opt. Call	AA	1,089,830
10,490	Total Ohio			11,223,954
	Oklahoma – 0.2%

1,125	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Jenks Public Schools Project, Series 2009, 5.000%, 9/01/14	No Opt. Call	AA–	1,194,480
	Oregon – 1.8%

2,000	Gilliam County, Oregon, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Variable Rate Demand Obligations, Series 2000A, 4.150%, 8/01/25 (Alternative Minimum Tax)	12/13 at 100.00	N/R	2,000,140

660	Klamath Falls Intercommunity Hospital Authority, Oregon, Revenue Bonds, Sky Lakes Medical Center Project, Series 2012, 4.000%, 9/01/15	No Opt. Call	BBB+	700,524

	Local Oregon Capital Assets Program, Certificates of Participation, City of Cottage Grove, Oregon, Series 2013A:
860	3.000%, 9/15/14	No Opt. Call	Baa2	882,635
880	4.000%, 9/15/15	No Opt. Call	Baa2	933,020

2,850	Medford Hospital Facilities Authority, Oregon, Hospital Revenue Bonds, Asante Health System, Refunding Series 2010, 5.000%, 8/15/15 – AGM Insured	No Opt. Call	AA–	3,123,486

360	Multnomah County Hospital Facilities Authority, Oregon, Revenue Refunding Bond, Terwilliger Plaza, Inc., Series 2012, 2.000%, 12/01/14	No Opt. Call	BBB	364,554

770	Portland, Oregon, Sewer System Revenue Bonds, Refunding Series 2007A, 5.000%, 6/01/14 – NPFG Insured	No Opt. Call	AA	809,747
8,380	Total Oregon			8,814,106
	Pennsylvania – 7.0%

1,240	Allegheny County Airport Authority, Pennsylvania, Airport Revenue Bonds, Pittsburgh International Airport, Refunding Series 2010A, 5.000%, 1/01/16 – AGM Insured (Alternative Minimum Tax)	No Opt. Call	AA–	1,381,633

Nuveen Investments	293

Portfolio of Investments

Nuveen Short Term Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Economy Municipal Authority, Pennsylvania, Sewer Revenue Bonds, Refunding Series 2013:
$350	3.000%, 12/15/17	No Opt. Call	AA	$377,122
300	3.000%, 12/15/18	No Opt. Call	AA	323,544

655	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Saint Anne’s Retirement Community, Inc. , Series 2012, 3.000%, 4/01/14	No Opt. Call	BB+	656,880

1,465	Marion Center Area School District, Indiana County, Pennsylvania, General Obligation Bonds, Refunding Series 2013, 2.000%, 9/01/16	No Opt. Call	A	1,522,340

2,340	Penn Hills School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2012A, 4.000%, 10/01/14	No Opt. Call	A1	2,456,719

220	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Project, Series 2009, 1.750%, 12/01/33 (Mandatory put 12/01/15)	No Opt. Call	BBB	224,798

3,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Project, Series 2011, 2.625%, 7/01/41 (Mandatory put 7/01/14)	No Opt. Call	BBB	3,040,860

	Pennsylvania Higher Educational Facilities Authority, Pennsylvania, Revenue Bonds, Saint Francis University, Series 2012-LL2:
130	2.000%, 5/01/13	No Opt. Call	N/R	130,004
165	2.000%, 11/01/13	No Opt. Call	BBB–	165,911

840	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Delaware Valley College of Science and Agriculture Project, Series 2012 LL1, 4.000%, 11/01/16	No Opt. Call	Baa3	892,164

725	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Mount Aloysius College Project, Series 2011R-1, 0.650%, 11/01/41 (Mandatory put 11/01/14)	No Opt. Call	A–	725,015

	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Association of Independent Colleges and Universities of Pennsylvania Financing Program-Messiah College Project, Series 2001-14:
3,000	0.450%, 11/01/31 (Mandatory put 5/01/14)	11/13 at 100.00	A	3,000,000
2,000	0.625%, 11/01/31 (Mandatory put 11/01/13)	No Opt. Call	A	2,000,900

	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Foundation for Student Housing at Indiana University, Project Series 2012A:
100	3.000%, 7/01/13	No Opt. Call	BBB+	100,346
100	3.000%, 7/01/14	No Opt. Call	BBB+	102,184
320	3.000%, 7/01/15	No Opt. Call	BBB+	330,589

2,510	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue, Series 2011B, 3.000%, 12/01/13	No Opt. Call	A–	2,550,838

1,780	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Refunding Tenth Series 2011B, 4.000%, 7/01/13	No Opt. Call	BBB+	1,790,110

1,000	Philadelphia Redevelopment Authority, Pennsylvania, Revenue Bonds, Philadelphia Neighborhood Transformation Initiative, Series 2012, 5.000%, 4/15/14	No Opt. Call	A2	1,042,450

915	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2011B, 3.000%, 9/01/13	No Opt. Call	AA	923,693

920	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2011C, 3.000%, 9/01/13	No Opt. Call	AA	928,740

500	Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2011A, 4.000%, 6/15/13 (Alternative Minimum Tax)	No Opt. Call	A+	502,330

5,000	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 5.000%, 8/01/14	No Opt. Call	A2	5,257,100

505	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012A, 3.000%, 9/01/14	No Opt. Call	A1	520,357

294	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Scranton, Pennsylvania, Sewer Authority Revenue Bonds, Series 2011A:
$250	2.250%, 12/01/13 – AGM Insured	No Opt. Call	AA–	$252,173
540	3.500%, 12/01/14 – AGM Insured	No Opt. Call	AA–	561,373

	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011:
1,385	4.000%, 8/01/15	No Opt. Call	BBB+	1,444,181
1,440	4.250%, 8/01/16	No Opt. Call	BBB+	1,534,464
33,695	Total Pennsylvania			34,738,818
	Puerto Rico – 0.8%

500	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Inter-American University of Puerto Rico Project, Refunding Series 2012, 4.000%, 10/01/14	No Opt. Call	A–	515,500

2,500	Puerto Rico Infrastructure Financing Authority, Revenue Bonds, Ports Authority Project, Series 2011C, 3.000%, 12/15/26 (Mandatory put 12/16/13) (Alternative Minimum Tax)	No Opt. Call	BBB–	2,514,175

500	Puerto Rico Municipal Finance Agency, Series 2005B, 5.000%, 7/01/14 – CIFG Insured	No Opt. Call	AA–	518,540

370	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/14 – NPFG Insured	No Opt. Call	Baa2	383,009
3,870	Total Puerto Rico			3,931,224
	Rhode Island – 0.1%

250	Rhode Island Student Loan Authority, Student Loan Program Revenue Bonds, Senior Series 2013A, 4.000%, 12/01/15 (Alternative Minimum Tax)	No Opt. Call	A+	267,405
	South Carolina – 0.3%

500	South Carolina JOBS Economic Development Authority, Hospital Revenue Bonds, Bon Secours Health System Obligated Group, Series 2012, 4.000%, 11/01/15	No Opt. Call	A–	535,335

590	South Carolina JOBS Economic Development Authority, Revenue Bonds, Waste Management of South Carolina, Inc. Project, Series 2008, 2.875%, 2/01/15	No Opt. Call	BBB	603,004

500	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding & Improvement Series 2009, 5.000%, 8/01/15	No Opt. Call	BBB+	543,400
1,590	Total South Carolina			1,681,739
	South Dakota – 0.9%

	Rapid City, South Dakota, Sales Tax Revenue Bonds, Series 2013:
320	2.000%, 6/01/13	No Opt. Call	Aa3	320,474
435	2.000%, 12/01/13	No Opt. Call	Aa3	439,272

1,305	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2009, 4.500%, 11/01/15	No Opt. Call	A+	1,420,727

730	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Westhills Village Retirement Community, Series 2012, 3.500%, 9/01/16	No Opt. Call	A	775,961

1,700	South Dakota Housing Development Authority, Multiple Purpose Revenue Bonds, Series 2013A, 1.600%, 5/01/18	No Opt. Call	Aa3	1,705,474
4,490	Total South Dakota			4,661,908
	Tennessee – 1.7%

1,000	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 2010B, 5.000%, 7/01/16 (Alternative Minimum Tax)	No Opt. Call	A2	1,133,700

1,290	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2009B, 5.500%, 11/01/20	11/19 at 100.00	AA–	1,588,609

Nuveen Investments	295

Portfolio of Investments

Nuveen Short Term Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tennessee (continued)

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012:
$500	2.000%, 11/01/13	No Opt. Call	BBB+	$503,680
1,000	2.000%, 11/01/14	No Opt. Call	BBB+	1,016,100
1,050	2.000%, 11/01/15	No Opt. Call	BBB+	1,071,210
1,000	3.000%, 11/01/16	No Opt. Call	BBB+	1,051,110

1,800	Metropolitan Nashville Airport Authority, Tennessee, Airport Revenue Bonds, Refunding & Improvement Series 2010A, 5.000%, 7/01/16	No Opt. Call	A	2,022,858
7,640	Total Tennessee			8,387,267
	Texas – 3.7%

1,000	Brazosport Independent School District, Brazoria County, Texas, General Obligation Bonds, Series 2004, 5.000%, 2/15/20 (Pre-refunded 2/15/14)	2/14 at 100.00	Aaa	1,037,420

1,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2009A, 5.000%, 11/01/21	11/16 at 100.00	A+	1,135,210

800	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Young Men’s Christian Association of the Greater Houston Area, Series 2013A, 5.000%, 6/01/17	No Opt. Call	Baa3	899,072

1,000	Harrison County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2010, 4.000%, 7/01/15	No Opt. Call	BBB+	1,050,190

455	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2009, 3.000%, 4/01/14	No Opt. Call	A2	464,541

1,150	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Refunding Series 2011A, 5.000%, 9/01/13	No Opt. Call	A2	1,168,653

2,005	Midtown Redevelopment Authority, Texas, Tax Increment Contract Revenue, Refunding Series 2011, 4.000%, 1/01/15	No Opt. Call	A–	2,093,240

500	Sabine Pass Independent School District, Jefferson County, Texas, General Obligation Bonds, Series 2003, 0.000%, 8/15/34 (Pre-refunded 8/15/13)	8/13 at 32.33	AAA	161,575

1,015	Sam Rayburn Municipal Power Agency, Texas, Power Supply System Revenue Refunding Bonds, Series 2012, 5.000%, 10/01/14	No Opt. Call	BBB+	1,076,083

	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Hendrick Medical Center, Series 2009A:
1,425	4.000%, 9/01/15 – AGC Insured	No Opt. Call	AA–	1,523,040
1,170	4.000%, 9/01/16 – AGC Insured	No Opt. Call	AA–	1,279,138
1,405	4.375%, 9/01/18 – AGC Insured	No Opt. Call	AA–	1,615,132

300	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2013A, 5.000%, 8/15/15	No Opt. Call	AA–	328,281

3,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/16	No Opt. Call	A3	3,294,660

1,000	Val Verde County, Texas, Pass-Through Toll Revenue and Limited Tax Bonds, Series 2011, 2.000%, 8/15/13	No Opt. Call	A	1,003,460
17,225	Total Texas			18,129,695
	Virgin Islands – 1.8%

360	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2006, 5.000%, 10/01/15 – FGIC Insured	No Opt. Call	BBB+	388,148

6,985	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2012C, 3.000%, 10/01/17	No Opt. Call	BBB+	7,236,949

1,035	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B, 5.000%, 10/01/19	No Opt. Call	BBB+	1,190,043
8,380	Total Virgin Islands			8,815,140

296	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Virginia – 3.7%

$1,100	Dulles Town Center Community Development Authority, Loudon County, Virginia Special Assessment Refunding Bonds, Dulles Town Center Project, Series 2012, 3.000%, 3/01/16	No Opt. Call	N/R	$1,109,471

1,000	Fredericksburg Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2007, 5.000%, 6/15/17	No Opt. Call	Baa1	1,140,010

1,275	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Obligated Group, Series 2013, 4.000%, 11/01/16	No Opt. Call	A–	1,395,462

1,000	Louisa Industrial Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company, Series 2008c, 5.375%, 11/01/35 (Mandatory put 12/02/13)	No Opt. Call	A–	1,030,160

325	Norfolk, Virginia, General Obligation Bonds, Bond Anticipation Notes Series 2011A, 2.000%, 1/01/14	7/13 at 100.00	AA	325,517

310	Virginia Beach, Virginia, General Obligation Public Improvement Bonds, Series 2003A, 5.500%, 5/01/13	No Opt. Call	AAA	310,047

7,000	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2006D-1, 4.300%, 1/01/14 (Alternative Minimum Tax)	No Opt. Call	AAA	7,131,600

6,000	Virginia Public Building Authority, Public Facilities Revenue Bonds, Series 2004A, 5.000%, 8/01/14	8/13 at 100.00	AA+	6,071,580
18,010	Total Virginia			18,513,847
	Washington – 1.1%

400	King and Pierce Counties School District 408 Auburn, Washington, General Obligation Bonds, Refunding Series 2013, 3.000%, 12/01/14	No Opt. Call	Aa1	416,784

1,000	Port of Seattle, Washington, Revenue Bonds, Refunding Inter-Lien Series 2010C, 5.000%, 2/01/16	No Opt. Call	Aa3	1,116,700

205	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2012, 4.000%, 12/01/16	No Opt. Call	Baa3	221,703

	Washington Higher Education Facilities Authority Revenue Bonds, Whitworth University Project, Series 2012:
100	3.000%, 10/01/13	No Opt. Call	Baa1	100,867
150	3.000%, 10/01/14	No Opt. Call	Baa1	153,938
275	4.000%, 10/01/16	No Opt. Call	Baa1	296,159

	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009:
1,225	5.000%, 7/01/13	No Opt. Call	Baa3	1,232,338
1,150	5.000%, 7/01/14	No Opt. Call	Baa3	1,190,400

500	Washington State Housing Finance Commission, Non-Profit Revenue Bonds, Emerald Heights Project, Refunding 2013, 3.000%, 7/01/15	No Opt. Call	A–	520,580
5,005	Total Washington			5,249,469
	West Virginia – 0.5%

1,000	Mason County, West Virginia, Pollution Control Revenue Bonds, Appalachian Power Company, Series 2003L, 2.000%, 10/01/22 (Mandatory put 10/01/14)	No Opt. Call	Baa2	1,016,120

1,500	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Series 2011A, 2.250%, 1/01/41 (Mandatory put 9/01/16) (Alternative Minimum Tax)	No Opt. Call	BBB	1,530,855
2,500	Total West Virginia			2,546,975
	Wisconsin – 1.0%

130	Appleton, Wisconsin, Storm Water System Revenue Bonds, Series 2012, 2.000%, 4/01/14	No Opt. Call	Aa2	131,672

600	La Crosse, Wisconsin, General Obligation Bonds, Series 2012B, 2.000%, 12/01/13	No Opt. Call	AA	606,210

Nuveen Investments	297

Portfolio of Investments

Nuveen Short Term Municipal Bond Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)

$1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.000%, 4/15/16	No Opt. Call	A	$1,112,780

765	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 2.500%, 10/15/13	No Opt. Call	A+	772,528

350	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Howard Young Health Care, Inc., Refunding Series 2012, 3.000%, 8/15/13	No Opt. Call	BBB+	352,237

1,025	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C, 2.500%, 8/15/13	No Opt. Call	A+	1,031,652

290	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Series 2010A, 5.000%, 8/15/15	No Opt. Call	A+	315,453

500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Watertown Regional Medical Center, Inc., Series 2012, 2.000%, 9/01/16	No Opt. Call	BBB+	512,120
4,660	Total Wisconsin			4,834,652
	Wyoming – 0.2%

	Natrona County, Wyoming, Hospital Revenue Bonds, Wyoming Medical Center Project, Series 2011:
200	4.000%, 9/15/14	No Opt. Call	A3	207,142
530	4.000%, 9/15/15	No Opt. Call	A3	561,519
300	4.000%, 9/15/16	No Opt. Call	A3	323,433
1,030	Total Wyoming			1,092,094
$458,222	Total Municipal Bonds (cost $471,349,604)			481,590,797

Shares/ Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 3.3%

	Money Market Funds – 0.1%

378,719	Federated Minnesota Municipal Cash Trust, 0.010% (7)	N/A	N/A	$378,719
	MUNICIPAL BONDS – 3.2%

	Arizona – 1.1%

$5,500	Glendale Industrial Development Authority, Arizona, Senior Living Facility Revenue Bonds, Variable Rate Demand Obligations, Friendship Retirement Corporation, Senior Lien, Series 1997, 0.310%, 1/01/27 (8)	8/13 at 100.00	A-1+	5,500,000
	Colorado – 0.4%

2,075	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Denver Seminary Project, Variable Rate Demand Obligation Series 2004, 0.310%, 7/01/34 (8)	8/13 at 100.00	A-1+	2,075,000
	New York – 0.7%

3,500	New York State Environmental Facilities Corporation, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Variable Rate Demand Obligations, Refunding Series 2012, 0.550%, 5/01/30 (Mandatory put 8/01/13) (8)	No Opt. Call	A-2	3,500,000
	Texas – 1.0%

5,000	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, Republic Services Inc. Project, Variable Rate Demand Obligation Series 2012, 0.600%, 1/01/26 (Mandatory put 8/01/13) (Alternative Minimum Tax) (8)	No Opt. Call	A-2	5,000,000
$16,075	Total Municipal Bonds			16,075,000
	Total Short-Term Investments (cost $16,453,719)			16,453,719
	Total Investments (cost $487,803,323) – 100.5%			498,044,516
	Other Assets Less Liabilities – (0.5)%			(2,251,124)
	Net Assets – 100%			$495,793,392

298	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	During July 2010, the original issue for this security (1,000,000 par, 5.500% coupon and May, 15, 2015 maturity) was restructured into two new securities. The first security, which is 30% of the original issue, has 300,000 par, 0.000% coupon and May 15, 2050 maturity. The second security, which is the remaining 70% of the issue, has a 700,000 par, 5.500% coupon and May 15, 2018 maturity. During September 2011, the Adviser concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(8)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

N/A	Not applicable

N/R	Not rated.

WI/DD	Investment, or a portion of investment purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

See accompanying notes to financial statements.

Nuveen Investments	299

Statement of Assets and Liabilities

April 30, 2013

	All-American	High Yield	Inflation Protected
Assets
Investments, at value (cost $2,703,070,503, $8,605,905,282, and $105,065,988, respectively)	$2,968,610,370	$9,368,301,319	$107,704,799
Cash	11,188,739	82,369,033	2,766,924
Unrealized appreciation on:
Credit default swaps	—	416,183	—
Forward swaps	—	5,645,284	—
Credit default swaps premiums paid	—	1,125,000	—
Receivables:
Interest	42,931,779	194,740,476	1,121,367
Investments sold	36,902,567	29,870,830	—
Shares sold	6,736,048	37,688,049	2,561,638
Other assets	229,663	658,333	22
Total assets	3,066,599,166	9,720,814,507	114,154,750
Liabilities
Borrowings	—	40,000,000	—
Cash overdraft	—	—	—
Floating rate obligations	18,520,000	191,211,000	—
Unrealized depreciation on consumer price index swaps, net	—	—	1,077,858
Payables:
Dividends	3,251,616	14,629,974	14,084
Investments purchased	22,966,868	45,092,738	560,385
Shares redeemed	6,365,128	30,779,147	395,097
Accrued expenses:
Management fees	1,034,566	3,815,006	27,453
Directors/Trustees fees	100,321	418,998	698
12b-1 distribution and service fees	507,540	1,620,396	18,874
Other	638,304	1,845,882	23,944
Total liabilities	53,384,343	329,413,141	2,118,393
Net assets	$3,013,214,823	$9,391,401,366	$112,036,357
Class A Shares
Net assets	$1,230,355,976	$3,162,447,949	$61,926,092
Shares outstanding	104,663,108	181,675,254	5,474,010
Net asset value per share	$11.76	$17.41	$11.31
Offering price per share (net asset value per share plus maximum sales charge of 4.20%, 4.20% and 3.00%, respectively, of offering price)	$12.28	$18.17	$11.66
Class B Shares
Net assets	$4,451,813	$22,248,560	N/A
Shares outstanding	378,066	1,279,603	N/A
Net asset value and offering price per share	$11.78	$17.39	N/A
Class C Shares
Net assets	$494,746,730	$1,780,580,820	$15,064,220
Shares outstanding	42,071,893	102,401,021	1,332,612
Net asset value and offering price per share	$11.76	$17.39	$11.30
Class I Shares
Net assets	$1,283,660,304	$4,426,124,037	$35,046,045
Shares outstanding	108,803,286	254,285,325	3,094,911
Net asset value and offering price per share	$11.80	$17.41	$11.32
Net assets consist of:
Capital paid-in	$2,791,220,218	$9,928,647,405	$110,681,553
Undistributed (Over-distribution of) net investment income	2,031,115	7,131,601	(96,831)
Accumulated net realized gain (loss)	(45,576,377)	(1,312,835,144)	(109,318)
Net unrealized appreciation (depreciation)	265,539,867	768,457,504	1,560,953
Net assets	$3,013,214,823	$9,391,401,366	$112,036,357
Authorized shares – per class	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01

N/A	– Inflation Protected is not authorized to issue Class B Shares.

See accompanying notes to financial statements.

300	Nuveen Investments

	Intermediate Duration	Limited Term	Short Duration High Yield	Short Term
Assets
Investments, at value (cost $3,836,704,196, $3,501,109,088, $113,867,643 and $487,803,323, respectively)	$4,117,049,163	$3,654,274,764	$114,501,589	$498,044,516
Cash	7,860,434	8,785,563	5,245,984	—
Unrealized appreciation on:
Credit default swaps	—	—	—	—
Forward swaps	—	—	—	—
Credit default swaps premiums paid	—	—	—	—
Receivables:
Interest	57,046,686	46,866,829	1,618,823	4,871,055
Investments sold	31,709,583	4,971,903	—	—
Shares sold	8,142,987	16,757,162	36,340,092	1,745,936
Other assets	383,345	168,392	—	6,423
Total assets	4,222,192,198	3,731,824,613	157,706,488	504,667,930
Liabilities
Borrowings	—	—	—	—
Cash overdraft	—	—	—	874,834
Floating rate obligations	—	—	—	—
Unrealized depreciation on consumer price index swaps, net	—	—	—	—
Payables:
Dividends	4,547,602	1,961,467	78,497	452,573
Investments purchased	16,711,382	9,860,891	14,461,983	6,479,570
Shares redeemed	5,361,583	8,304,114	316,681	671,983
Accrued expenses:
Management fees	1,465,789	1,094,449	22,671	260,787
Directors/Trustees fees	396,311	183,273	294	8,475
12b-1 distribution and service fees	189,855	562,249	8,266	21,331
Other	740,951	669,170	33,388	104,985
Total liabilities	29,413,473	22,635,613	14,921,780	8,874,538
Net assets	$4,192,778,725	$3,709,189,000	$142,784,708	$495,793,392
Class A Shares
Net assets	$512,138,970	$1,438,077,392	$66,923,912	$101,836,133
Shares outstanding	54,586,825	127,636,524	6,614,387	9,987,842
Net asset value per share	$9.38	$11.27	$10.12	$10.20
Offering price per share (net asset value per share plus maximum sales charge of 3.00%, 2.50%, 2.50% and 2.50%, respectively, of offering price)	$9.67	$11.56	$10.38	$10.46
Class B Shares
Net assets	$1,939,783	N/A	N/A	N/A
Shares outstanding	206,185	N/A	N/A	N/A
Net asset value and offering price per share	$9.41	N/A	N/A	N/A
Class C Shares
Net assets	$158,004,017	$721,302,455	$4,844,206	$10,617,797
Shares outstanding	16,797,228	64,258,094	478,747	1,042,572
Net asset value and offering price per share	$9.41	$11.23	$10.12	$10.18
Class I Shares
Net assets	$3,520,695,955	$1,549,809,153	$71,016,590	$383,339,462
Shares outstanding	374,295,867	138,261,413	7,016,787	37,598,330
Net asset value and offering price per share	$9.41	$11.21	$10.12	$10.20
Net assets consist of:
Capital paid-in	$3,919,684,303	$3,577,746,560	$142,173,721	$485,927,180
Undistributed (Over-distribution of) net investment income	5,832,132	(632,441)	(20,276)	5,952
Accumulated net realized gain (loss)	(13,082,677)	(21,090,795)	(2,683)	(380,933)
Net unrealized appreciation (depreciation)	280,344,967	153,165,676	633,946	10,241,193
Net assets	$4,192,778,725	$3,709,189,000	$142,784,708	$495,793,392
Authorized shares – per class	Unlimited	Unlimited	Unlimited	2 billion
Par value per share	$0.01	$0.01	$0.01	$0.0001

N/A	– Limited Term, Short Duration High Yield and Short Term are not authorized to issue Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	301

Statement of Operations

Year Ended April 30, 2013

	All-American	High Yield	Inflation Protected
Investment Income	$133,022,578	$561,479,741	$1,593,586
Expenses
Management fees	11,921,414	41,193,534	257,475
12b-1 service fees – Class A	2,263,550	5,758,645	54,011
12b-1 distribution and service fees – Class B	58,789	274,962	N/A
12b-1 distribution and service fees – Class C	3,315,326	12,140,123	63,414
Shareholder servicing agent fees and expenses	1,216,902	3,592,338	26,191
Interest expense	128,829	2,855,523	—
Custodian fees and expenses	398,383	1,110,738	38,668
Directors/Trustees fees and expenses	71,461	220,486	1,633
Professional fees	113,389	2,352,128	28,316
Shareholder reporting expenses	305,405	714,500	15,171
Federal and state registration fees	450,563	735,864	75,232
Other expenses	112,790	158,757	5,528
Total expenses before fee waiver/expense reimbursement	20,356,801	71,107,598	565,639
Fee waiver/expense reimbursement	—	—	(134,886)
Net expenses	20,356,801	71,107,598	430,753
Net investment income (loss)	112,665,777	490,372,143	1,162,833
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	4,466,708	(9,485,775)	40,975
Swaps	—	(85,585,217)	(152,000)
Change in net unrealized appreciation (depreciation) of:
Investments	87,628,674	573,041,707	1,826,189
Swaps	—	76,199,090	(1,001,260)
Net realized and unrealized gain (loss)	92,095,382	554,169,805	713,904
Net increase (decrease) in net assets from operations	$204,761,159	$1,044,541,948	$1,876,737

N/A	– Inflation Protected is not authorized to issue Class B Shares.

See accompanying notes to financial statements.

302	Nuveen Investments

	Intermediate Duration	Limited Term	Short Duration High Yield	Short Term
Investment Income	$154,381,040	$92,585,465	$253,752	$9,442,668
Expenses
Management fees	16,345,401	12,252,048	47,584	1,773,984
12b-1 service fees – Class A	953,255	2,576,883	7,210	134,214
12b-1 distribution and service fees – Class B	22,874	N/A	N/A	N/A
12b-1 distribution and service fees – Class C	1,099,821	3,797,828	3,183	30,519
Shareholder servicing agent fees and expenses	1,756,436	1,692,031	373	81,980
Interest expense	—	—	—	—
Custodian fees and expenses	543,069	452,381	1,226	152,008
Directors/Trustees fees and expenses	103,254	87,004	294	10,890
Professional fees	185,184	145,980	51,513	40,581
Shareholder reporting expenses	357,657	313,853	1,709	72,102
Federal and state registration fees	225,444	334,485	6,984	75,561
Other expenses	184,971	87,113	647	11,162
Total expenses before fee waiver/expense reimbursement	21,777,366	21,739,606	120,723	2,383,001
Fee waiver/expense reimbursement	—	—	(58,514)	—
Net expenses	21,777,366	21,739,606	62,209	2,383,001
Net investment income (loss)	132,603,674	70,845,859	191,543	7,059,667
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	4,892,455	(1,800,625)	(2,683)	75,724
Swaps	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	53,292,933	22,813,097	633,946	828,436
Swaps	—	—	—	—
Net realized and unrealized gain (loss)	58,185,388	21,012,472	631,263	904,160
Net increase (decrease) in net assets from operations	$190,789,062	$91,858,331	$822,806	$7,963,827

N/A	– Limited Term, Short Duration High Yield and Short Term are not authorized to issue Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	303

Statement of Changes in Net Assets

	All-American		High Yield
	Year Ended 4/30/13	Year Ended 4/30/12	Year Ended 4/30/13	Year Ended 4/30/12
Operations
Net investment income (loss)	$112,665,777	$38,821,606	$490,372,143	$380,137,142
Net realized gain (loss) from:
Investments	4,466,708	3,757,562	(9,485,775)	(37,198,264)
Swaps	—	—	(85,585,217)	(25,104,832)
Change in net unrealized appreciation (depreciation) of:
Investments	87,628,674	77,163,841	573,041,707	796,774,447
Swaps	—	—	76,199,090	(56,488,314)
Net increase (decrease) in net assets from operations	204,761,159	119,743,009	1,044,541,948	1,058,120,179
Distributions to Shareholders
From net investment income:
Class A	(46,205,698)	(22,289,347)	(171,001,738)	(137,207,041)
Class B	(209,917)	(199,319)	(1,513,973)	(2,584,434)
Class C	(15,687,070)	(9,249,471)	(87,403,077)	(76,509,172)
Class I	(52,562,816)	(8,042,102)	(224,015,932)	(154,226,585)
From accumulated net realized gains:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	(114,665,501)	(39,780,239)	(483,934,720)	(370,527,232)
Fund Share Transactions
Fund reorganization	—	1,423,036,439	—	—
Proceeds from sale of shares	936,248,087	483,473,350	4,715,783,350	2,582,827,293
Proceeds from shares issued to shareholders due to reinvestment of distributions	76,014,158	25,569,376	323,290,149	244,603,528
	1,012,262,245	1,932,079,165	5,039,073,499	2,827,430,821
Cost of shares redeemed	(549,407,373)	(168,996,481)	(2,668,557,714)	(1,573,830,218)
Net increase (decrease) in net assets from Fund share transactions	462,854,872	1,763,082,684	2,370,515,785	1,253,600,603
Net increase (decrease) in net assets	552,950,530	1,843,045,454	2,931,123,013	1,941,193,550
Net assets at the beginning of period	2,460,264,293	617,218,839	6,460,278,353	4,519,084,803
Net assets at the end of period	$3,013,214,823	$2,460,264,293	$9,391,401,366	$6,460,278,353
Undistributed (Over-distribution of) net investment income at the end of period	$2,031,115	$4,007,698	$7,131,601	$1,463,181

See accompanying notes to financial statements.

304	Nuveen Investments

	Inflation Protected		Intermediate Duration
	Year Ended 4/30/13	Year Ended 4/30/12	Year Ended 4/30/13	Year Ended 4/30/12
Operations
Net investment income (loss)	$1,162,833	$283,150	$132,603,674	$109,271,453
Net realized gain (loss) from:
Investments	40,975	37,913	4,892,455	(7,763,209)
Swaps	(152,000)	7,500	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	1,826,189	689,981	53,292,933	126,995,860
Swaps	(1,001,260)	(126,616)	—	—
Net increase (decrease) in net assets from operations	1,876,737	891,928	190,789,062	228,504,104
Distributions to Shareholders
From net investment income:
Class A	(620,468)	(131,224)	(15,847,282)	(15,014,228)
Class B	N/A	N/A	(63,171)	(122,549)
Class C	(150,431)	(62,818)	(4,109,286)	(3,937,448)
Class I	(491,789)	(95,759)	(115,311,143)	(92,588,588)
From accumulated net realized gains:
Class A	(22,063)	—	—	—
Class B	N/A	N/A	—	—
Class C	(7,575)	—	—	—
Class I	(16,484)	—	—	—
Decrease in net assets from distributions to shareholders	(1,308,810)	(289,801)	(135,330,882)	(111,662,813)
Fund Share Transactions
Fund reorganization	—	—	—	781,206,829
Proceeds from sale of shares	107,454,355	13,656,522	1,038,513,585	573,100,813
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,023,234	77,945	85,812,345	80,429,039
	108,477,589	13,734,467	1,124,325,930	1,434,736,681
Cost of shares redeemed	(15,260,445)	(1,340,279)	(614,364,991)	(426,491,995)
Net increase (decrease) in net assets from Fund share transactions	93,217,144	12,394,188	509,960,939	1,008,244,686
Net increase (decrease) in net assets	93,785,071	12,996,315	565,419,119	1,125,085,977
Net assets at the beginning of period	18,251,286	5,254,971	3,627,359,606	2,502,273,629
Net assets at the end of period	$112,036,357	$18,251,286	$4,192,778,725	$3,627,359,606
Undistributed (Over-distribution of) net investment income at the end of period	$(96,831)	$5,615	$5,832,132	$8,562,179

N/A	– Inflation Protected is not authorized to issue Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	305

Statement of Changes in Net Assets (continued)

	Limited Term		Short Duration High Yield
	Year Ended 4/30/13	Year Ended 4/30/12	For the period 2/01/13 (commencement of operations) through 4/30/13
Operations
Net investment income (loss)	$70,845,859	$68,110,688	$191,543
Net realized gain (loss) from:
Investments	(1,800,625)	(6,476,130)	(2,683)
Swaps	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	22,813,097	81,520,207	633,946
Swaps	—	—	—
Net increase (decrease) in net assets from operations	91,858,331	143,154,765	822,806
Distributions to Shareholders
From net investment income:
Class A	(27,306,390)	(26,080,802)	(100,495)
Class B	N/A	N/A	N/A
Class C	(12,158,830)	(13,122,169)	(10,048)
Class I	(31,433,207)	(26,502,771)	(111,669)
From accumulated net realized gains:
Class A	—	—	—
Class B	N/A	N/A	N/A
Class C	—	—	—
Class I	—	—	—
Decrease in net assets from distributions to shareholders	(70,898,427)	(65,705,742)	(222,212)
Fund Share Transactions
Fund reorganization	—	—	—
Proceeds from sale of shares	1,649,178,808	1,295,654,768	142,743,232
Proceeds from shares issued to shareholders due to reinvestment of distributions	46,901,460	39,275,909	113,268
	1,696,080,268	1,334,930,677	142,856,500
Cost of shares redeemed	(959,574,505)	(793,001,408)	(672,386)
Net increase (decrease) in net assets from Fund share transactions	736,505,763	541,929,269	142,184,114
Net increase (decrease) in net assets	757,465,667	619,378,292	142,784,708
Net assets at the beginning of period	2,951,723,333	2,332,345,041	—
Net assets at the end of period	$3,709,189,000	$2,951,723,333	$142,784,708
Undistributed (Over-distribution of) net investment income at the end of period	$(632,441)	$(341,438)	$(20,276)

N/A –	Limited Term and Short Duration High Yield are not authorized to issue Class B Shares.

See accompanying notes to financial statements.

306	Nuveen Investments

	Short Term
	Year Ended 4/30/13	Year Ended 4/30/12
Operations
Net investment income (loss)	$7,059,667	$7,001,170
Net realized gain (loss) from:
Investments	75,724	347,473
Swaps	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	828,436	5,666,989
Swaps	—	—
Net increase (decrease) in net assets from operations	7,963,827	13,015,632
Distributions to Shareholders
From net investment income:
Class A	(1,139,066)	(363,371)
Class B	N/A	N/A
Class C	(72,558)	(2,244)
Class I	(6,629,259)	(6,362,952)
From accumulated net realized gains:
Class A	—	—
Class B	N/A	N/A
Class C	—	—
Class I	—	—
Decrease in net assets from distributions to shareholders	(7,840,883)	(6,728,567)
Fund Share Transactions
Fund reorganization	—	—
Proceeds from sale of shares	433,812,513	208,239,858
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,969,999	743,063
	435,782,512	208,982,921
Cost of shares redeemed	(280,040,164)	(160,478,455)
Net increase (decrease) in net assets from Fund share transactions	155,742,348	48,504,466
Net increase (decrease) in net assets	155,865,292	54,791,531
Net assets at the beginning of period	339,928,100	285,136,569
Net assets at the end of period	$495,793,392	$339,928,100
Undistributed (Over-distribution of) net investment income at the end of period	$5,952	$787,168

N/A	– Short Term is not authorized to issue Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	307

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

ALL-AMERICAN

Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (10/88)
2013	$11.36	$.47	$.41	$.88	$(.48)	$—	$(.48)	$11.76
2012	10.24	.54	1.13	1.67	(.55)	—	(.55)	11.36
2011	10.63	.56	(.40)	.16	(.55)	—	(.55)	10.24
2010	9.54	.56	1.06	1.62	(.53)	—	(.53)	10.63
2009	10.50	.53	(1.00)	(.47)	(.49)	—	(.49)	9.54
Class B (2/97)
2013	11.38	.38	.41	.79	(.39)	—	(.39)	11.78
2012	10.27	.46	1.12	1.58	(.47)	—	(.47)	11.38
2011	10.66	.48	(.39)	.09	(.48)	—	(.48)	10.27
2010	9.57	.49	1.06	1.55	(.46)	—	(.46)	10.66
2009	10.53	.46	(1.01)	(.55)	(.41)	—	(.41)	9.57
Class C (6/93)
2013	11.37	.40	.41	.81	(.42)	—	(.42)	11.76
2012	10.24	.48	1.14	1.62	(.49)	—	(.49)	11.37
2011	10.63	.50	(.39)	.11	(.50)	—	(.50)	10.24
2010	9.55	.50	1.06	1.56	(.48)	—	(.48)	10.63
2009	10.50	.48	(1.00)	(.52)	(.43)	—	(.43)	9.55
Class I (2/97)
2013	11.40	.49	.41	.90	(.50)	—	(.50)	11.80
2012	10.28	.55	1.14	1.69	(.57)	—	(.57)	11.40
2011	10.67	.58	(.39)	.19	(.58)	—	(.58)	10.28
2010	9.58	.58	1.07	1.65	(.56)	—	(.56)	10.67
2009	10.54	.55	(1.00)	(.45)	(.51)	—	(.51)	9.58

308	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

7.83%	$1,230,356	.72%	.72%	4.01%	17%
16.68	969,745	.78	.77	4.98	18
1.53	350,778	.78	.78	5.34	26
17.36	352,666	.80	.80	5.46	33
(4.41)	303,949	.83	.80	5.48	31

7.05	4,452	1.47	1.47	3.30	17
15.70	8,408	1.54	1.53	4.29	18
.79	5,273	1.53	1.53	4.56	26
16.49	9,706	1.55	1.55	4.73	33
(5.14)	12,342	1.57	1.54	4.70	31

7.17	494,747	1.27	1.27	3.45	17
16.14	361,364	1.33	1.32	4.43	18
.99	167,535	1.33	1.33	4.78	26
16.62	151,025	1.34	1.34	4.91	33
(4.88)	108,149	1.38	1.35	4.95	31

8.03	1,283,660	.52	.52	4.22	17
16.71	1,120,747	.56	.55	5.13	18
1.84	93,633	.58	.58	5.53	26
17.52	39,683	.59	.59	5.64	33
(4.22)	12,027	.63	.60	5.67	31

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.

See accompanying notes to financial statements.

Nuveen Investments	309

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

HIGH YIELD
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (6/99)
2013	$16.17	$1.02	$1.23	$2.25	$(1.01)	$—	$(1.01)	$17.41
2012	14.22	1.09	1.92	3.01	(1.06)	—	(1.06)	16.17
2011	15.53	1.08	(1.33)	(.25)	(1.06)	—	(1.06)	14.22
2010	12.73	1.06	2.83	3.89	(1.09)	—	(1.09)	15.53
2009	19.26	1.13	(6.52)	(5.39)	(1.14)	—	(1.14)	12.73
Class B (6/99)
2013	16.16	.90	1.21	2.11	(.88)	—	(.88)	17.39
2012	14.21	.98	1.92	2.90	(.95)	—	(.95)	16.16
2011	15.51	.97	(1.33)	(.36)	(.94)	—	(.94)	14.21
2010	12.72	.95	2.83	3.78	(.99)	—	(.99)	15.51
2009	19.24	1.01	(6.51)	(5.50)	(1.02)	—	(1.02)	12.72
Class C (6/99)
2013	16.16	.93	1.22	2.15	(.92)	—	(.92)	17.39
2012	14.21	1.01	1.93	2.94	(.99)	—	(.99)	16.16
2011	15.51	.99	(1.32)	(.33)	(.97)	—	(.97)	14.21
2010	12.73	.98	2.82	3.80	(1.02)	—	(1.02)	15.51
2009	19.25	1.04	(6.50)	(5.46)	(1.06)	—	(1.06)	12.73
Class I (6/99)
2013	16.17	1.06	1.22	2.28	(1.04)	—	(1.04)	17.41
2012	14.22	1.12	1.92	3.04	(1.09)	—	(1.09)	16.17
2011	15.52	1.10	(1.31)	(.21)	(1.09)	—	(1.09)	14.22
2010	12.73	1.09	2.82	3.91	(1.12)	—	(1.12)	15.52
2009	19.26	1.16	(6.51)	(5.35)	(1.18)	—	(1.18)	12.73

310	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)(d)	Expenses Excluding Interest	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

14.24%	$3,162,448	.85%	.82%	6.01%	13%
21.93	2,382,456	.85	.83	7.18	16
(1.78)	1,700,469	.88	.85	7.12	31
31.50	2,158,475	.89	.86	7.27	11
(28.45)	1,352,846	.97	.88	7.20	50

13.34	22,249	1.60	1.57	5.30	13
21.07	35,000	1.61	1.59	6.49	16
(2.46)	47,700	1.63	1.60	6.38	31
30.40	73,920	1.64	1.61	6.58	11
(28.99)	73,287	1.72	1.63	6.41	50

13.57	1,780,581	1.40	1.37	5.46	13
21.31	1,376,916	1.40	1.38	6.64	16
(2.33)	1,059,268	1.43	1.40	6.59	31
30.73	1,166,535	1.44	1.41	6.71	11
(28.87)	656,599	1.52	1.43	6.63	50

14.44	4,426,124	.65	.62	6.20	13
22.17	2,665,906	.65	.63	7.38	16
(1.52)	1,711,647	.68	.65	7.32	31
31.66	1,498,640	.69	.66	7.43	11
(28.33)	655,390	.77	.68	7.38	50

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities and the interest expense and fees paid on borrowings, as described in Footnote 8 – Borrowing Arrangements.
(d)	Each Ratio of Expenses Including Interest to Average Net Assets includes the effect of the interest expense and fees paid on Fund borrowings for each share class as follows:

Ratios of Borrowings Expense to Average Net Assets
Year Ended April 30:
2013	.01%
2012	.01
2011	.01
2010	.01
2009	.01

See accompanying notes to financial statements.

Nuveen Investments	311

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

INFLATION PROTECTED
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (3/11)
2013	$11.01	$.24	$.35	$.59	$(.28)	$(.01)	$(.29)	$11.31
2012	10.36	.33	.66	.99	(.34)	—	(.34)	11.01
2011(e)	10.00	.04	.34	.38	(.02)	—	(.02)	10.36
Class C (3/11)
2013	11.00	.18	.35	.53	(.22)	(.01)	(.23)	11.30
2012	10.36	.27	.66	.93	(.29)	—	(.29)	11.00
2011(e)	10.00	.03	.35	.38	(.02)	—	(.02)	10.36
Class I (3/11)
2013	11.01	.26	.36	.62	(.30)	(.01)	(.31)	11.32
2012	10.37	.35	.65	1.00	(.36)	—	(.36)	11.01
2011(e)	10.00	.05	.34	.39	(.02)	—	(.02)	10.37

312	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement						Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Invest- ment Income (Loss)		Expenses Including Interest(d)		Expenses Excluding Interest		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

5.39%	$61,926	1.01%		1.01%		1.87%		.77%		.77%		2.11%		9%
9.74	7,339	1.46		1.46		2.44		.78		.78		3.13		14
3.82	1,801	4.87	*	4.87	*	(1.27	)*	.78	*	.78	*	2.83	*	6

4.81	15,064	1.57		1.57		1.33		1.32		1.32		1.58		9
9.07	4,209	2.03		2.03		1.87		1.33		1.33		2.57		14
3.78	1,727	5.44	*	5.44	*	(1.82	)*	1.33	*	1.33	*	2.28	*	6

5.65	35,046	.82		.82		2.10		.57		.57		2.35		9
9.82	6,704	1.22		1.22		2.64		.58		.58		3.28		14
3.93	1,728	4.69	*	4.69	*	(1.07	)*	.58	*	.58	*	3.03	*	6

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(e)	For the period March 8, 2011 (commencement of operations) through April 30, 2011.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	313

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

INTERMEDIATE DURATION
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (6/95)
2013	$9.25	$.30	$.14	$.44	$(.31)	$—	$(.31)	$9.38
2012	8.84	.34	.42	.76	(.35)	—	(.35)	9.25
2011	8.98	.34	(.14)	.20	(.34)	—	(.34)	8.84
2010	8.54	.35	.43	.78	(.34)	—	(.34)	8.98
2009	8.78	.34	(.24)	.10	(.34)	—	(.34)	8.54
Class B (2/97)
2013	9.27	.24	.15	.39	(.25)	—	(.25)	9.41
2012	8.87	.27	.41	.68	(.28)	—	(.28)	9.27
2011	9.01	.27	(.14)	.13	(.27)	—	(.27)	8.87
2010	8.57	.28	.43	.71	(.27)	—	(.27)	9.01
2009	8.81	.28	(.25)	.03	(.27)	—	(.27)	8.57
Class C (6/95)
2013	9.27	.25	.15	.40	(.26)	—	(.26)	9.41
2012	8.87	.29	.41	.70	(.30)	—	(.30)	9.27
2011	9.01	.29	(.14)	.15	(.29)	—	(.29)	8.87
2010	8.57	.30	.43	.73	(.29)	—	(.29)	9.01
2009	8.80	.30	(.24)	.06	(.29)	—	(.29)	8.57
Class I (11/76)
2013	9.27	.32	.15	.47	(.33)	—	(.33)	9.41
2012	8.86	.36	.41	.77	(.36)	—	(.36)	9.27
2011	9.00	.36	(.15)	.21	(.35)	—	(.35)	8.86
2010	8.56	.36	.43	.79	(.35)	—	(.35)	9.00
2009	8.79	.36	(.24)	.12	(.35)	—	(.35)	8.56

314	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets(c)
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

4.83%	$512,139	.70%	.70%	3.24%	15%
8.68	450,036	.72	.72	3.70	10
2.21	373,176	.74	.74	3.82	6
9.24	374,528	.75	.75	3.91	5
1.22	324,071	.76	.76	4.03	6

4.19	1,940	1.46	1.46	2.52	15
7.75	3,102	1.47	1.47	2.95	10
1.46	5,283	1.49	1.49	3.05	6
8.40	11,040	1.50	1.50	3.16	5
.43	14,204	1.51	1.51	3.26	6

4.39	158,004	1.25	1.25	2.69	15
7.96	134,478	1.27	1.27	3.14	10
1.66	110,310	1.29	1.29	3.27	6
8.62	100,047	1.30	1.30	3.35	5
.76	71,165	1.31	1.31	3.48	6

5.13	3,520,696	.50	.50	3.44	15
8.87	3,039,743	.52	.52	3.91	10
2.41	2,013,504	.54	.54	4.02	6
9.41	2,044,122	.55	.55	4.11	5
1.51	1,916,368	.56	.56	4.21	6

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	The Fund has a contractural fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.

See accompanying notes to financial statements.

Nuveen Investments	315

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

LIMITED TERM
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (10/87)
2013	$11.20	$.24	$.07	$.31	$(.24)	$—	$(.24)	$11.27
2012	10.85	.29	.34	.63	(.28)	—	(.28)	11.20
2011	10.85	.30	(.01)	.29	(.29)	—	(.29)	10.85
2010	10.60	.32	.28	.60	(.35)	—	(.35)	10.85
2009	10.63	.38	(.03)	.35	(.38)	—	(.38)	10.60
Class C (12/95)
2013	11.15	.20	.08	.28	(.20)	—	(.20)	11.23
2012	10.81	.25	.34	.59	(.25)	—	(.25)	11.15
2011	10.82	.26	(.02)	.24	(.25)	—	(.25)	10.81
2010	10.57	.28	.28	.56	(.31)	—	(.31)	10.82
2009	10.60	.34	(.03)	.31	(.34)	—	(.34)	10.57
Class I (2/97)
2013	11.13	.26	.08	.34	(.26)	—	(.26)	11.21
2012	10.79	.31	.33	.64	(.30)	—	(.30)	11.13
2011	10.79	.32	(.01)	.31	(.31)	—	(.31)	10.79
2010	10.54	.34	.28	.62	(.37)	—	(.37)	10.79
2009	10.57	.40	(.03)	.37	(.40)	—	(.40)	10.54

316	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

2.79%	$1,438,077	.66%	.66%	2.10%	12%
5.88	1,113,802	.66	.66	2.63	12
2.68	953,517	.68	.68	2.72	13
5.73	1,001,241	.71	.71	2.98	10
3.38	615,646	.72	.72	3.59	11

2.51	721,302	1.01	1.01	1.76	12
5.45	641,602	1.01	1.01	2.29	12
2.26	566,098	1.03	1.03	2.37	13
5.39	509,512	1.06	1.06	2.63	10
3.04	282,951	1.07	1.07	3.24	11

3.07	1,549,809	.46	.46	2.31	12
6.00	1,196,319	.46	.46	2.83	12
2.87	812,730	.48	.48	2.92	13
5.94	694,430	.51	.51	3.16	10
3.59	332,373	.52	.52	3.78	11

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.

See accompanying notes to financial statements.

Nuveen Investments	317

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SHORT DURATION HIGH YIELD
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (2/13)
2013(d)	$10.00	$.05	$.12	$.17	$(.05)	$—	$(.05)	$10.12
Class C (2/13)
2013(d)	10.00	.04	.12	.16	(.04)	—	(.04)	10.12
Class I (2/13)
2013(d)	10.00	.05	.13	.18	(.06)	—	(.06)	10.12

318	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

1.72%	$66,924	1.35	%**	1.76	%**	.82	%**	2.30	%**	0	%*

1.63	4,844	2.20	**	1.07	**	1.37	**	1.90	**	0	*

1.75	71,017	1.43	**	1.49	**	.62	**	2.30	**	0	*

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period February 1, 2013 (commencement of operations) through April 30, 2013.
*	Rounds to less than 1%.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	319

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SHORT TERM
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
CLASS A (10/02)
Year Ended 4/30
2013	$10.19	$.15	$.04	$.19	$(.18)	$—	$(.18)	$10.20
2012	9.98	.20	.21	.41	(.20)	—	(.20)	10.19
2011(d)	9.98	.16	(.02)	.14	(.14)	—	(.14)	9.98
Year Ended 6/30
2010	9.74	.20	.22	.42	(.18)	—	(.18)	9.98
2009	9.79	.28	(.07)	.21	(.26)	—	(.26)	9.74
2008	9.70	.30	.10	.40	(.31)	—	(.31)	9.79
CLASS C (8/11)
Year Ended 4/30
2013	10.18	.11	.03	.14	(.14)	—	(.14)	10.18
2012(e)	10.13	.10	.06	.16	(.11)	—	(.11)	10.18
CLASS I (10/02)
Year Ended 4/30
2013	10.19	.18	.03	.21	(.20)	—	(.20)	10.20
2012	9.98	.23	.20	.43	(.22)	—	(.22)	10.19
2011(d)	9.98	.17	(.02)	.15	(.15)	—	(.15)	9.98
Year Ended 6/30
2010	9.74	.20	.24	.44	(.20)	—	(.20)	9.98
2009	9.79	.27	(.05)	.22	(.27)	—	(.27)	9.74
2008	9.70	.31	.10	.41	(.32)	—	(.32)	9.79

320	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

1.88%	$101,836	.73%		1.49%		.73%		1.49%		30%
4.15	34,793	.73		2.01		.73		2.01		39
1.41	7,790	.89	*	1.73	*	.71	*	1.91	*	21

4.38	7,168	1.06		1.49		.74		1.81		45
2.17	3,376	1.11		2.35		.75		2.71		70
4.17	2,308	1.11		2.69		.75		3.05		58

1.42	10,618	1.08		1.10		1.08		1.10		30
1.61	1,026	1.07	*	1.49	*	1.07	*	1.49	*	39

2.06	383,339	.53		1.74		.53		1.74		30
4.33	304,109	.53		2.27		.53		2.27		39
1.54	277,347	.67	*	1.94	*	.55	*	2.06	*	21

4.53	310,783	.81		1.74		.59		1.96		45
2.32	178,950	.86		2.58		.60		2.84		70
4.33	143,985	.86		2.94		.60		3.20		58

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the ten months ended April 30, 2011.
(e)	For the period August 31, 2011 (commencement of operations) through April 30, 2012.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	321

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

The Nuveen Municipal Trust and the Nuveen Investment Funds, Inc. (each a “Trust” and collectively, the “Trusts”), are open-end investment companies registered under the Investment Company Act of 1940, as amended. The Nuveen Municipal Trust is comprised of the Nuveen All-American Municipal Bond Fund (“All-American”), Nuveen High Yield Municipal Bond Fund (”High Yield”), Nuveen Inflation Protected Municipal Bond Fund (“Inflation Protected”), Nuveen Intermediate Duration Municipal Bond Fund (“Intermediate Duration”), Nuveen Limited Term Municipal Bond Fund (“Limited Term”) and Nuveen Short Duration High Yield Municipal Bond Fund (“Short Duration High Yield”) and Nuveen Investment Funds, Inc is comprised of the Nuveen Short Term Municipal Bond Fund (“Short Term”) (each a “Fund” and collectively, the “Funds”), as diversified funds (non-diversified for Inflation Protected), among others. The Nuveen Municipal Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds, with the exception of High Yield, Inflation Protected and Short Duration High Yield, were each organized as a series of predecessor trusts or corporations prior to that date. Nuveen Investment Funds, Inc. was incorporated in the State of Maryland on August 20, 1987.

On December 31, 2012, the Funds’ investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisors, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

All-American’s, Intermediate Duration’s and Limited Term’s investment objective is to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital. Under normal market conditions, each Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal bonds that pay interest that is exempt from regular federal personal income tax. Each Fund may invest without limit in securities that generate income subject to the alternative minimum tax. All American will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity of greater than 10 years. Intermediate Duration generally intends to maintain a weighted average portfolio duration within a defined range, currently between 4.5 and seven years. Limited Term generally invests in bonds with short- to intermediate-term maturities. Limited Term will attempt to maintain the weighted average maturity of its portfolio securities at three to seven years under normal market conditions. Each Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of the Adviser, to be of comparable quality. Each Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. Each Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities).

High Yield’s and Short Duration High Yield’s investment objective is to provide high current income exempt from regular federal income taxes. Capital appreciation is a secondary objective when consistent with each Fund’s primary objective. Under normal market conditions, each Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal bonds that pay interest that is exempt from regular federal personal income tax. Each Fund may invest without limit in securities that generate income subject to the alternative minimum tax. Under normal market conditions, each Fund invests at least 65% of its net assets in low- to medium-quality bonds rated BBB/Baa or lower by at least one independent rating agency, or if unrated, judged by the Sub-Adviser to be of comparable quality. Below investment grade municipal bonds are commonly referred to as “high yield” or “junk” bonds. Each Fund may invest up to 10% of its net assets in defaulted municipal bonds (i.e., bonds on which the issuer has not paid principal or interest on time). Each Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities). Inverse floaters are derivative securities that provide leveraged exposure to underlying municipal bonds. Each Fund’s investments in inverse floaters are designed to increase each Fund’s income and returns through this leveraged exposure. These investments are speculative, however, and also create the possibility that income and returns will be diminished. High Yield is a long-term bond fund and, as such, will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity of greater than 10 years. The Fund invests significantly in lower-quality long-term municipal bonds and may employ effective leverage through investments in inverse floaters. The Fund may invest in inverse floating rate securities that create effective leverage of up to 30% of the Fund’s total investment exposure. Short Duration High Yield will maintain an investment portfolio with a weighted average effective duration of less than 4.5 years. The Fund invests significantly in lower-quality municipal bonds and may employ effective leverage through investments in inverse floaters.

Inflation Protected’s investment objective is to provide after-tax total return, protected from inflation, through a combination of federally tax-exempt income and inflation-linked investments. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal bonds that pay interest that is exempt from regular federal personal income tax. The Fund may invest without limit in securities that generate income subject to the alternative minimum tax. The Fund generally invests in intermediate and long-term bonds with a duration of between two and ten years, and generally intends to maintain the weighted average duration of its municipal bond portfolio within a defined intermediate-term range (currently, between four and seven years) over time. The Fund invests at least 80% of its net assets in investment grade quality municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency or, if unrated, judged by the Sub-Adviser to be of comparable quality. The Fund may invest up to 20% of its net assets in below-investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds.

322	Nuveen Investments

Short Term’s investment objective is to provide current income that is exempt from federal income tax to the extent consistent with preservation of capital. Under normal market conditions, as a fundamental policy, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities that pay interest that is exempt from federal income tax, including the federal alternative minimum tax. The Fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The Fund will attempt to maintain the weighted average maturity of its portfolio securities at three years or less under normal market conditions. The Fund invests mainly in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the Sub-Adviser. However, the Fund may invest up to 20% of its total assets in securities that, at the time of purchase, are rated lower than investment grade or are unrated and of comparable quality, commonly referred to as “high yield” or “junk” bonds. The Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities).

Short Term may utilize futures contracts and options on futures contracts (“derivatives”) in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in the Fund’s portfolio. The Fund may not use such instruments to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies, and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of municipal bonds, other fixed income securities and swap contracts are provided by a pricing service approved by the Funds’ Board of Directors/Trustees. These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors/Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Nuveen Investments	323

Notes to Financial Statements (continued)

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of April 30, 2013, All-American, High Yield, Inflation Protected, Intermediate Duration, Limited Term, Short Duration High Yield and Short-Term had outstanding when-issued/delayed delivery purchase commitments of $22,942,751, $26,034,275, $560,385, $8,938,201, $8,607,180, $6,254,038 and $1,893,518, respectively.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Legal fee refund presented on the Statement of Operations reflects a refund of workout expenditures paid in a prior reporting period, when applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

The Funds declare dividends from their net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million ($250,000 for Limited Term, Short Duration High Yield and Short Term) or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. All-American, High Yield and Intermediate Duration will issue Class B Shares upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% (.35% for Limited Term and Short Term) annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Inverse Floating Rate Securities

Each Fund (except Inflation Protected) is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one

324	Nuveen Investments

of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust, at their liquidation value, as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense” on the Statement of Operations.

During the fiscal year ended April 30, 2013, each Fund, except for Inflation Protected, Limited Term and Short Term, invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of April 30, 2013, each Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts was as follows:

	All-American	High Yield	Intermediate Duration	Short Duration High Yield
Maximum exposure to Recourse Trusts	$83,005,000	$1,844,463,000	$11,250,000	$750,000

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters for the following Funds during the fiscal year ended April 30, 2013, were as follows:

	All-American	High Yield
Average floating rate obligations outstanding	$19,376,849	$178,354,466
Average annual interest rate and fees	0.66%	0.70%

Swap Contracts

Each Fund (except Short Term) is authorized to enter into swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Forward Swaps

Each Fund’s use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader market. Forward interest rate swap transactions involve each Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of the Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increase or decrease. Forward interest rate swap contracts are valued daily. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on forward swaps (,net)” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of swaps.”

Nuveen Investments	325

Notes to Financial Statements (continued)

Each Fund may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as a component of “Net realized gain (loss) from swaps.” Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination.

During the fiscal year ended April 30, 2013, High Yield entered into forward interest rate swap contracts to reduce the duration of its portfolio. The average notional amount of forward interest rate swap contracts outstanding during the fiscal year ended April 30, 2013, was as follows:

High Yield
Average notional amount of forward interest rate swap contracts outstanding*	$124,600,000
*	The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Credit Default Swaps

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. As a purchaser of a credit default swap contract, the Fund pays to the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily and recognized with the daily change in the market value of the contract as a component of “Unrealized appreciation or depreciation on credit default swaps (,net)” on the Statement of Assets and Liabilities and is recorded as a realized loss upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund is obligated to deliver that security, or an equivalent amount of cash, to the counterparty in exchange for receipt of the notional amount from the counterparty. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain. Payments received or made at the beginning of the measurement period are recognized as a component of “Credit default swap premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable. As a seller of a credit default swap contract, the Fund generally receives from the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily as a component of unrealized appreciation or depreciation and is recorded as a realized gain upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received and the notional amount paid is recorded as a realized loss. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps,” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations. The maximum potential amount of future payments the Fund could incur as a seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the fiscal year ended April 30, 2013, High Yield invested in credit default swap contacts to manage credit risk. The average notional amount of credit default swap contracts outstanding during the fiscal year ended April 30, 2013, was as follows:

High Yield
Average notional amount of credit default swap contracts outstanding*	$2,091,000
*	The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Consumer Price Index Swaps

Inflation Protected seeks to hedge inflation risk by investing inflation-linked instruments, such as Consumer Price Index (“CPI”) swaps, in amounts sufficient to approximate the duration characteristics of the Fund’s underlying municipal bond portfolio. A CPI swap is a fixed maturity, over-the-counter derivative in which the Fund pays to the counterparty a predetermined fixed annualized rate over the life of the CPI swap and receives in return the “realized” rate of inflation as measured by the Consumer Price Index for All Urban Consumers Non-Seasonally Adjusted over the life of the swap. The Fund will benefit from a CPI swap if actual inflation during the swap’s period is greater than the level of inflation expected for that period at the time the swap was entered into, and conversely the Fund will lose money on a CPI swap if actual inflation turns out to be less than expected.

Income accruals begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the CPI swap contract and the termination date of the swap (which is akin to a bond’s maturity). CPI swap contracts are valued daily. The net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and

326	Nuveen Investments

Liabilities as a component of “Unrealized appreciation or depreciation on consumer price index swaps (,net)” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of swaps.”

The Fund may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a CPI swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as a component of “Net realized gain (loss) from swaps.” The Fund intends, but is not obligated, to terminate its CPI swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination.

During the fiscal year ended April 30, 2013, Inflation Protected continued to invest in CPI swap contracts to hedge against unexpected increases in inflation. The average notional amount of CPI swap contracts outstanding during the fiscal year ended April 30, 2013, was as follows:

Inflation Protected
Average notional amount of forward interest rate swap contracts outstanding*	$52,530,000

*	The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on swap contract activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under each Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to each Trust. In addition, in the normal course of business, each Trust enters into contracts that provide general indemnifications to other parties. Each Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred. However, each Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Nuveen Investments	327

Notes to Financial Statements (continued)

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

All-American	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$2,968,571,504	$—	$2,968,571,504
Corporate Bonds	—	—	38,866	38,866
Total	$—	$2,968,571,504	$38,866	$2,968,610,370

High Yield	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$9,359,705,430	$202,017	$9,359,907,447
Common Stocks	1,086,118	—	—	1,086,118
Corporate Bonds	—	7,288,750	19,004	7,307,754
Derivatives:
Credit Default Swaps**	—	416,183	—	416,183
Forward Swaps**	—	5,645,284	—	5,645,284
Total	$1,086,118	$9,373,055,647	$221,021	$9,374,362,786

Inflation Protected	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$107,704,799	$—	$107,704,799
Derivatives:
Consumer Price Index Swaps**	—	(1,077,858)	—	(1,077,858)
Total	$—	$106,626,941	$—	$106,626,941

Intermediate Duration	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$4,109,145,970	$7,843,322	$4,116,989,292
Corporate Bonds	—	—	59,871	59,871
Total	$—	$4,109,145,970	$7,903,193	$4,117,049,163

Limited Term	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$3,531,802,841	$—	$3,531,802,841
Corporate Bonds	—	—	36,923	36,923
Short-Term Investments*:
Municipal Bonds	—	122,435,000	—	122,435,000
Total	$—	$3,654,237,841	$36,923	$3,654,274,764

Short Duration High Yield	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$114,501,589	$—	$114,501,589

328	Nuveen Investments

Short Term	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$481,590,797	$—	$481,590,797
Short-Term Investments*:
Money Market Funds	378,719	—	—	378,719
Municipal Bonds	—	16,075,000	—	16,075,000
Total	$378,719	$497,665,797	$—	$498,044,516
*	Refer to the Fund’s Portfolio of Investments for state classifications and breakdown of Municipal Bonds and Corporate Bonds classified as Level 3, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i.)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii.)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

Each Fund is authorized to invest in certain derivative instruments, including futures, options and swap contracts. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Funds as of April 30, 2013, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

High Yield
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Credit	Swaps	Unrealized appreciation on credit default swaps*	$416,183	—	$—
Interest Rate	Swaps	Unrealized appreciation on forward swaps	5,645,284	—	—
Total			$6,061,467		$—
*	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities but is not reflected in the unrealized appreciation (depreciation) presented above.

Nuveen Investments	329

Notes to Financial Statements (continued)

Inflation Protected
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Inflation	Swaps	—	$—	Unrealized depreciation on consumer price index swaps, net	$(1,077,858)

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended April 30, 2013, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Swaps	High Yield	Inflation Protected
Risk Exposure
Credit	$79,536	$—
Interest Rate	(85,664,753)	—
Inflation	—	(152,000)
Total	$(85,585,217)	$(152,000)

Change in Net Unrealized Appreciation (Depreciation) of Swaps	High Yield	Inflation Protected
Risk Exposure
Credit	$(52,011)	$—
Interest Rate	76,251,101	—
Inflation	—	(1,001,260)
Total	$76,199,090	$(1,001,260)

4. Fund Shares

Transactions in Fund shares were as follows:

	All-American
	Year Ended 4/30/13		Year Ended 4/30/12
	Shares	Amount	Shares	Amount
Shares issued from reorganization:
Class A	—	$—	35,980,330	$408,027,129
Class B	—	—	395,872	4,499,648
Class C	—	—	8,184,311	92,803,541
Class I	—	—	80,552,353	917,706,121
Shares sold:
Class A	36,137,441	422,123,272	22,091,824	242,252,943
Class A – automatic conversion of Class B Shares	88,230	1,027,090	79,973	864,408
Class B	19,747	230,819	30,828	332,007
Class C	14,765,759	172,192,912	9,413,510	103,505,104
Class I	29,093,499	340,673,994	12,377,121	136,518,888
Shares issued to shareholders due to reinvestment of distributions:
Class A	3,031,020	35,411,944	1,341,013	14,683,749
Class B	12,257	143,124	11,975	130,615
Class C	856,156	10,008,408	450,253	4,930,726
Class I	2,599,068	30,450,682	527,567	5,824,286
	86,603,177	1,012,262,245	171,436,930	1,932,079,165
Shares redeemed:
Class A	(19,964,928)	(233,633,614)	(8,375,436)	(91,659,689)
Class B	(304,556)	(3,554,758)	(133,765)	(1,442,175)
Class B – automatic conversion to Class A Shares	(88,046)	(1,027,090)	(79,763)	(864,408)
Class C	(5,344,245)	(62,513,581)	(2,611,773)	(28,351,126)
Class I	(21,208,856)	(248,678,330)	(4,241,588)	(46,679,083)
	(46,910,631)	(549,407,373)	(15,442,325)	(168,996,481)
Net increase (decrease)	39,692,546	$462,854,872	155,994,605	$1,763,082,684

330	Nuveen Investments

	High Yield
	Year Ended 4/30/13		Year Ended 4/30/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	83,227,749	$1,414,103,925	58,867,393	$898,928,010
Class A – automatic conversion of Class B Shares	134,897	2,280,367	283,474	4,292,207
Class B	16,943	285,492	25,770	391,159
Class C	29,734,439	504,278,019	21,076,138	322,695,197
Class I	164,318,215	2,794,835,547	89,276,195	1,356,520,720
Shares issued to shareholders due to reinvestment of distributions:
Class A	7,391,621	126,114,340	5,934,259	90,492,225
Class B	70,136	1,190,389	116,361	1,764,811
Class C	3,500,895	59,654,894	3,112,335	47,397,757
Class I	7,990,918	136,330,526	6,890,054	104,948,735
	296,385,813	5,039,073,499	185,581,979	2,827,430,821
Shares redeemed:
Class A	(56,382,324)	(962,818,893)	(37,330,244)	(566,415,629)
Class B	(838,778)	(14,222,250)	(1,048,422)	(15,809,002)
Class B – automatic conversion to Class A Shares	(135,059)	(2,280,367)	(283,790)	(4,292,207)
Class C	(16,050,199)	(273,672,024)	(13,491,557)	(204,163,093)
Class I	(82,899,202)	(1,415,564,180)	(51,658,794)	(783,150,287)
	(156,305,562)	(2,668,557,714)	(103,812,807)	(1,573,830,218)
Net increase (decrease)	140,080,251	$2,370,515,785	81,769,172	$1,253,600,603

	Inflation Protected
	Year Ended 4/30/13		Year Ended 4/30/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	5,232,725	$59,200,370	599,121	$6,421,532
Class C	1,154,528	13,014,423	215,020	2,323,724
Class I	3,120,247	35,239,562	454,115	4,911,266
Shares issued to shareholders due to reinvestment of distributions:
Class A	47,599	538,687	3,385	36,472
Class C	11,011	124,435	1,199	13,005
Class I	31,839	360,112	2,606	28,468
	9,597,949	108,477,589	1,275,446	13,734,467
Shares redeemed:
Class A	(473,041)	(5,305,991)	(109,515)	(1,182,821)
Class C	(215,629)	(2,387,098)	(184)	(1,990)
Class I	(665,894)	(7,567,356)	(14,668)	(155,468)
	(1,354,564)	(15,260,445)	(124,367)	(1,340,279)
Net increase (decrease)	8,243,385	$93,217,144	1,151,079	$12,394,188

Nuveen Investments	331

Notes to Financial Statements (continued)

	Intermediate Duration
	Year Ended 4/30/13		Year Ended 4/30/12
	Shares	Amount	Shares	Amount
Shares issued from reorganization:
Class A	—	$—	7,230,971	$66,888,188
Class B	—	—	—	—
Class C	—	—	—	—
Class I	—	—	77,039,079	714,318,641
Shares sold:
Class A	14,955,830	139,930,217	10,156,879	92,675,134
Class A – automatic conversion of Class B Shares	18,235	169,460	69,918	631,465
Class B	7,073	66,166	41,119	373,841
Class C	4,620,559	43,326,884	3,604,671	32,896,367
Class I	91,216,978	855,020,858	48,744,931	446,524,006
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,393,342	13,028,844	1,217,606	11,083,192
Class B	4,210	39,464	8,200	74,692
Class C	266,451	2,498,523	235,120	2,145,889
Class I	7,496,009	70,245,514	7,360,832	67,125,266
	119,978,687	1,124,325,930	155,709,326	1,434,736,681
Shares redeemed:
Class A	(10,455,595)	(97,725,473)	(12,210,661)	(111,517,880)
Class B	(121,372)	(1,137,338)	(240,717)	(2,185,157)
Class B – automatic conversion to Class A Shares	(18,178)	(169,460)	(69,762)	(631,495)
Class C	(2,592,728)	(24,303,565)	(1,776,614)	(16,190,024)
Class I	(52,392,176)	(491,029,155)	(32,395,696)	(295,967,439)
	(65,580,049)	(614,364,991)	(46,693,450)	(426,491,995)
Net increase (decrease)	54,398,638	$509,960,939	109,015,876	$1,008,244,686

	Limited Term
	Year Ended 4/30/13		Year Ended 4/30/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	55,858,576	$627,985,659	41,699,811	$463,108,752
Class C	16,583,824	185,750,383	14,320,576	158,503,222
Class I	74,687,116	835,442,766	61,012,287	674,042,794
Shares issued to shareholders due to reinvestment of distributions:
Class A	2,027,026	22,803,105	1,848,325	20,523,739
Class C	735,318	8,238,714	717,338	7,933,697
Class I	1,417,080	15,859,641	979,257	10,818,473
	151,308,940	1,696,080,268	120,577,594	1,334,930,677
Shares redeemed:
Class A	(29,738,275)	(334,355,453)	(31,920,367)	(354,520,690)
Class C	(10,594,753)	(118,670,653)	(9,858,868)	(108,823,111)
Class I	(45,284,522)	(506,548,399)	(29,862,023)	(329,657,607)
	(85,617,550)	(959,574,505)	(71,641,258)	(793,001,408)
Net increase (decrease)	65,691,390	$736,505,763	48,936,336	$541,929,269

332	Nuveen Investments

	Short Duration High Yield
	For the period 2/01/13 (commencement of operations) through 4/30/13
	Shares	Amount
Shares sold:
Class A	6,630,023	$66,801,133
Class C	487,924	4,905,230
Class I	7,047,337	71,036,869
Shares issued to shareholders due to reinvestment of distributions:
Class A	8,484	85,736
Class C	878	8,872
Class I	1,845	18,660
	14,176,491	142,856,500
Shares redeemed:
Class A	(24,120)	(243,114)
Class C	(10,055)	(101,457)
Class I	(32,395)	(327,815)
	(66,570)	(672,386)
Net increase (decrease)	14,109,921	$142,184,114

	Short Term
	Year Ended 4/30/13		Year Ended 4/30/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	10,803,399	$110,119,096	3,089,516	$31,346,987
Class C	1,170,185	11,914,696	100,659	1,023,985
Class I	30,582,797	311,778,721	17,366,166	175,868,886
Shares issued to shareholders due to reinvestment of distributions:
Class A	96,677	985,725	30,675	311,311
Class C	7,034	71,621	193	1,968
Class I	89,508	912,653	42,427	429,784
	42,749,600	435,782,512	20,629,636	208,982,921
Shares redeemed:
Class A	(4,325,269)	(44,088,273)	(487,624)	(4,954,870)
Class C	(235,416)	(2,396,736)	(83)	(846)
Class I	(22,910,953)	(233,555,155)	(15,363,848)	(155,522,739)
	(27,471,638)	(280,040,164)	(15,851,555)	(160,478,455)
Net increase (decrease)	15,277,962	$155,742,348	4,778,081	$48,504,466

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions, where applicable) during the fiscal year ended April 30, 2013, were as follows:

	All- American	High Yield	Inflation Protected	Intermediate Duration	Limited Term	Short Duration High Yield	Short Term
Purchases	$938,716,726	$3,332,859,656	$93,829,223	$1,090,153,340	$1,210,055,559	$113,993,595	$281,226,170
Sales and maturities	464,440,563	1,106,025,919	4,951,814	583,711,881	384,411,819	50,376	122,745,773

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

Nuveen Investments	333

Notes to Financial Statements (continued)

As of April 30, 2013, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	All- American	High Yield	Inflation Protected	Intermediate Duration	Limited Term	Short Duration High Yield	Short Term
Cost of investments	$2,685,207,896	$8,378,885,740	$105,055,195	$3,833,995,835	$3,499,324,472	$113,864,613	$487,803,323
Gross unrealized:
Appreciation	$279,444,766	$1,103,192,219	$2,827,247	$296,373,851	$158,332,512	$679,038	$11,264,345
Depreciation	(14,562,439)	(304,986,784)	(177,643)	(13,320,523)	(3,382,220)	(42,062)	(1,023,152)
Net unrealized appreciation (depreciation) of investments	$264,882,327	$798,205,435	$2,649,604	$283,053,328	$154,950,292	$636,976	$10,241,193

Permanent differences, primarily due to federal taxes paid, taxable market discount, expiration of capital loss carryforwards, paydowns, treatment of notional principal contracts, nondeductible reorganizational expenses, nondeductible stock issuance costs and distribution reclasses, resulted in reclassifications among the Funds’ components of net assets as of April 30, 2013, the Funds’ tax year end, as follows:

	All- American	High Yield	Inflation Protected	Intermediate Duration	Limited Term	Short Duration High Yield	Short Term
Capital paid-in	$(55,192)	$—	$(361)	$(136,960)	$(149,326)	$(10,393)	$(1,218)
Undistributed (Over-distribution of) net investment income	23,141	(769,004)	(2,591)	(2,839)	(238,435)	10,393	—
Accumulated net realized gain (loss)	32,051	769,004	2,952	139,799	387,761	—	1,218

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of April 30, 2013, the Funds’ tax year end, were as follows:

	All- American	High Yield	Inflation Protected	Intermediate Duration	Limited Term	Short Duration High Yield	Short Term
Undistributed net tax-exempt income[1]	$8,029,994	$9,509,652	$72,648	$13,865,480	$2,806,495	$149,735	$646,690
Undistributed net ordinary income[2]	20,361	2,747,455	—	453,495	501,826	—	—
Undistributed net long-term capital gains	—	—	—	—	—	—	—
[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period April 1, 2013 through April 30, 2013, and paid on May 1, 2013.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended April 30, 2013 and April 30, 2012, was designated for purposes of the dividends paid deduction as follows:

2013	All- American	High Yield	Inflation Protected	Intermediate Duration	Limited Term	Short Duration High Yield[5]	Short Term
Distributions from net tax-exempt income[3]	$109,809,752	$472,225,182	$1,123,233	$134,244,774	$71,106,768	$49,171	$7,787,833
Distributions from net ordinary income[2]	497,880	1,997,075	37,661	845,011	—	—	—
Distributions from net long-term capital gains[4]	—	—	7,216	—	—	—	—

2012	All- American	High Yield	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Distributions from net tax-exempt income	$36,821,171	$356,818,555	$259,818	$105,851,283	$64,515,122	$6,583,563
Distributions from net ordinary income[2]	209,633	7,017,849	—	2,640,634	118,046	2
Distributions from net long-term capital gains	—	—	—	—	—	—
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended April 30, 2013, as Exempt Interest Dividends.
[4]

The Funds designate as long term capital gain dividend, pursuant to the Internal Revenue Code 852(b)(3), the amount necessary to reduce earnings and profits to the Funds related to net capital gain to zero for tax year ended April 30, 2013.

[5]	For the period February 1, 2013 (commencement of operations) through April 30, 2013.

334	Nuveen Investments

As of April 30, 2013, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration retain the character reflected and will be utilized first by a Fund, while the losses subject to expiration are considered short-term:

	All- American[6]	High Yield	Inflation Protected Securities	Intermediate Duration[6]	Limited Term	Short Term
Expiration:
April 30, 2014	$—	$—	$—	$—	$1,064,312	$—
April 30, 2015	21,571	273,441	—	—	7,283,015	11,893
April 30, 2016	2,298,768	25,595,622	—	—	546,020	—
April 30, 2017	22,698,037	277,191,907	—	—	1,071,726	312,109
April 30, 2018	14,897,930	755,760,482	—	9,207,679	543,730	—
April 30, 2019	881,168	36,220,059	—	1,043,786	1,598,268	—
Not subject to expiration:
Short-term losses	—	—	32,143	—	906,756	—
Long-term losses	590,494	209,232,507	38,611	2,415,208	7,562,532	—
Total	$41,387,968	$1,304,274,018	$70,754	$12,666,673	$20,576,359	$324,002
[6]	A portion of All-American’s and Intermediate Duration’s capital loss carryforward is subject to an annual limitation under Internal Revenue Code and related regulations.

During the Funds’ tax year ended April 30, 2013, the following Funds utilized their capital loss carryforwards as follows:

	All- American	High Yield	Short Term
Utilized capital loss carryforwards	$5,896,378	$2,563,115	$59,992

As of April 30, 2013, the Funds’ tax year end, $169,527 of Limited Term’s capital loss carryforward expired.

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Funds have elected to defer losses as follows:

	All- American	High Yield	Inflation Protected Securities	Intermediate Duration	Limited Term	Short Duration High Yield	Short Term
Post-October capital losses[7]	$1,283,158	$6,052,333	$37,587	$312,547	$363,136	$2,683	$56,932
Late-year ordinary losses[8]	—	—	—	—	—	—	—
[7]	Capital losses incurred from November 1, 2012 through April 30, 2013, the Fund’s tax year end.
[8]	Ordinary losses incurred from January 1, 2013 through April 30, 2013 and specified losses incurred from November 1, 2012 through April 30, 2013.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Average Daily Net Assets	All- American Fund-Level Fee Rate	High Yield Fund-Level Fee Rate	Inflation Protected Fund-Level Fee Rate	Intermediate Duration Fund-Level Fee Rate	Limited Term Fund-Level Fee Rate	Short Duration High Yield Fund-Level Fee Rate	Short Term Fund-Level Fee Rate
For the first $125 million	0.3000%	0.4000%	0.3000%	0.3000%	0.2500%	0.4000%	0.2500%
For the next $125 million	0.2875	0.3875	0.2875	0.2875	0.2375	0.3875	0.2375
For the next $250 million	0.2750	0.3750	0.2750	0.2750	0.2250	0.3750	0.2250
For the next $500 million	0.2625	0.3625	0.2625	0.2625	0.2125	0.3625	0.2125
For the next $1 billion	0.2500	0.3500	0.2500	0.2500	0.2000	0.3500	0.2000
For net assets over $2 billion	—	0.3250	0.2250	—	—	0.3250	0.1750
For the next $3 billion	0.2250	—	—	0.2250	0.1750	—	—
For net assets over $5 billion	0.2125	—	—	0.2125	0.1625	—	—

Nuveen Investments	335

Notes to Financial Statements (continued)

The annual complex-level fee for the Funds, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen Funds as set forth in the schedule below, and for Short Term, making, as appropriate, an upward adjustment to that rate based upon the percentage of the Fund’s assets that are not “eligible assets.” The complex level fee schedule for the Funds is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of April 30, 2013, the complex-level fee rate for each of these Funds was as follows:

Fund	Complex-Level Fee Rate
All-American	.1708%
High Yield	.1661
Inflation Protected	.1661
Intermediate Duration	.1716
Limited Term	.1661
Short Duration High Yield	.1661
Short Term	.1854

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with the Sub-Adviser under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Adviser has agreed to waive fees and/or reimburse expenses so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, acquired fund fees and expenses and extraordinary expenses) for Inflation Protected and Short term do not exceed .600% through August 31, 2013 (1.05% thereafter) and March 31, 2013, respectively, of the average daily net assets of any class of Fund shares.

The Adviser has contractually agreed to waive fees and/or reimburse expenses so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, acquired fund fees and expenses and extraordinary expenses) for Intermediate Duration do not exceed .750% of the average daily net assets of any class of Fund shares.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Inflation Protected	0.60%	August 31, 2013	1.05%
Intermediate Duration	N/A	N/A	0.75
Short Duration High Yield	0.65	April 30, 2016	N/A
Short Term	0.60	March 31, 2013	N/A

N/A – Not applicable.

336	Nuveen Investments

The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

Neither Trust pays compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to each Trust from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended April 30, 2013, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	All- American	High Yield	Inflation Protected	Intermediate Duration	Limited Term	Short Duration High Yield	Short Term
Sales charges collected (Unaudited)	$5,630,919	$14,586,756	$261,927	$727,066	$2,410,503	$214,418	$331,325
Paid to financial intermediaries (Unaudited)	4,964,443	12,998,842	222,479	628,697	2,295,924	210,845	323,487

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended April 30, 2013, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	All- American	High Yield	Inflation Protected	Intermediate Duration	Limited Term	Short Duration High Yield	Short Term
Commission advances (Unaudited)	$2,812,495	$8,730,909	$192,795	$602,050	$3,569,391	$231,729	$366,401

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended April 30, 2013, the Distributor retained such 12b-1 fees as follows:

	All- American	High Yield	Inflation Protected	Intermediate Duration	Limited Term	Short Duration High Yield	Short Term
12b-1 fees retained (Unaudited)	$1,174,994	$3,508,477	$55,977	$263,202	$925,470	$2,578	$21,099

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended April 30, 2013, as follows:

	All- American	High Yield	Inflation Protected	Intermediate Duration	Limited Term	Short Duration High Yield	Short Term
CDSC retained (Unaudited)	$171,824	$582,859	$—	$41,140	$222,716	$—	$18,265

As of April 30, 2013, Nuveen owned 5,000, 5,000 and 990,000 shares of Short Duration High Yield’s Class A, Class C and Class I, respectively.

8. Borrowing Arrangements

High Yield has entered into a committed 364-day unsecured line of credit (“Borrowings”) with its custodian bank to provide the Fund with a source of liquidity to meet temporary demands of the Fund. As of April 30, 2013, the maximum commitment amount on the Borrowings was $850 million.

Interest on the Borrowings is calculated at a rate per annum equal to the higher of (i) 1.25% plus the Federal Funds Rate as in effect on that day, or (ii) 1.25% plus the Overnight London Inter-Bank Offered Rate (LIBOR) as in effect on that day. The Fund also accrues a .12% per annum commitment fee on the unused portion of the Borrowings and incurred one-time closing fees of .02% on the maximum commitment amount, which will be expensed over the 364-day period.

On July 25, 2012, the Fund renewed the Borrowings with its custodian bank through July 24, 2013. The Fund also incurred one-time closing fees of .10% on the maximum commitment amount, which will be expensed over the 364-day period.

On November 27, 2012, the Fund increased its maximum commitment amount on the Borrowings from $650 million to $850 million and incurred a one-time closing fee of .07% on the increase to the maximum commitment amount, which will be expensed through July 24, 2013. All other terms of the Borrowings remained unchanged.

Nuveen Investments	337

Notes to Financial Statements (continued)

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense and other fees incurred on the Borrowings are recognized as a component of “Interest expense” on the Statement of Operations.

As of April 30, 2013, the outstanding balance on these Borrowings was $40 million. During the fiscal year ended April 30, 2013, the Fund’s average daily loan balance outstanding on the Borrowings and corresponding weighted average annualized interest rate were $53,559,322 and 1.43%, respectively.

On May 22, 2013 (subsequent to the close of this reporting period), the Fund increased its Borrowings maximum commitment amount from $850 million to $1 billion. The Fund incurred one-time closing fees of .01% on the increase to the maximum commitment amount, which will be expensed through July 24, 2013. All other terms of the Borrowings remained unchanged.

9. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities In January 2013, Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

338	Nuveen Investments

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	210
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, President of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.	210
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	210
David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company; (2007-2013) retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	210
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; Member of two Miller Valentine real estate LLC companies; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; Board Member of Tech Town, Inc., a not-for-profit community development company; Board Member of WDPR Public Radio; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	210
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	210

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Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	210
Virginia L. Stringer 8/16/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	210
Terence J. Toth 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	210

Interested Trustee:
John P. Amboian (2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, LLC.	210
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	210

340	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	210
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	210
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	210
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	210
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, LLC; Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	210
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, LLC.	210
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	210

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Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kathleen L. Prudhomme 3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	210
Jeffery M. Wilson 3/13/56 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	107

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

342	Nuveen Investments

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees or Directors (as the case may be) (each, a “Board” and each Trustee or Director, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, LLC (formerly known as Nuveen Fund Advisors, Inc.) (the “Advisor”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), after an initial term of up to two years, the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 21-23, 2012 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Nuveen All-American Municipal Bond Fund (the “All-American Fund”), the Nuveen High Yield Municipal Bond Fund (the “High Yield Fund”), the Nuveen Inflation Protected Municipal Bond Fund (the “Inflation Protected Fund”), the Nuveen Intermediate Duration Municipal Bond Fund (the “Intermediate Duration Fund”), the Nuveen Limited Term Municipal Bond Fund (the “Limited Term Fund”) and the Nuveen Short Term Municipal Bond Fund (the “Short Term Fund”) for an additional one-year period.

The Nuveen Short Duration High Yield Municipal Bond Fund (the “Short Duration High Yield Fund”) is new. The initial advisory agreement between the Advisor and the Short Duration High Yield Fund and the initial sub-advisory agreement between the Advisor and the Sub-Advisor, on behalf of such Fund, were approved separately at a meeting of the Board of such Fund held on January 16, 2013.

The discussion of the approvals for the All-American Fund, the High Yield Fund, the Inflation Protected Fund, the Intermediate Duration Fund, the Limited Term Fund and the Short Term Fund is set forth in Section I, followed by the discussion in Section II of the approvals for the Short Duration High Yield Fund.

I.

Nuveen All-American Municipal Bond Fund

Nuveen High Yield Municipal Bond Fund

Nuveen Inflation Protected Municipal Bond Fund

Nuveen Intermediate Duration Municipal Bond Fund

Nuveen Limited Term Municipal Bond Fund

Nuveen Short Term Municipal Bond Fund

With respect to the funds listed immediately above (for purposes of this Section I, the “Funds”), in preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Funds’ Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (for purposes of this Section I, the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 18-19, 2012, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and reports on compliance, regulatory matters and risk management. The Board also meets with key investment personnel managing the Fund portfolios during the year. In October 2011, the Board also created two new standing committees (the Open-end Fund Committee and the Closed-end Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive issues and business practices of open-end and closed-end funds.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Board visited with the Sub-Advisor’s municipal team in Minneapolis in September 2011, and with the Sub-Advisor’s municipal team in

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Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

Chicago in November 2011. Further, an ad hoc committee of the Board visited the then-current transfer agents of the Nuveen funds in 2011 and the audit committee of the Board visited the various pricing agents for the Nuveen funds in January 2012.

The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at the meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management. In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the open-end fund product line. These initiatives included efforts to eliminate product overlap through mergers or liquidations; commencement of various new funds; elimination of insurance mandates for various funds; updates in investment policies or guidelines for several funds; and reductions in management fees and expense caps for certain funds.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data compiled by Nuveen that was provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks).

344	Nuveen Investments

The Board reviewed reports, including a comprehensive analysis of the Funds’ performance and the applicable investment team. In this regard, the Board reviewed each Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three- and five-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012 (or for the periods available for the Inflation Protected Fund, which did not exist for part of the foregoing time frame). In addition, the Board reviewed each Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012 (or for the periods available for the Inflation Protected Fund, which did not exist for part of the foregoing time frame).

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period. In addition, although the performance below reflects the performance results for the time periods ending as of the most recent calendar year end (unless otherwise indicated), the Board also recognized that selecting a different ending time period may derive different results. Furthermore, while the Board is cognizant of the relevant performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and recognized that the objectives, investment parameters and guidelines of peers and/or benchmarks may differ to some extent, thereby resulting in differences in performance results. Nevertheless, with respect to any Nuveen funds that the Board considers to have underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

In considering the results of the comparisons, the Independent Board Members observed, among other things, that the All-American Fund, the Limited Term Fund and the Short Term Fund had demonstrated generally favorable performance in comparison to peers, performing in the first or second quartile over various periods. Although the Intermediate Duration Fund lagged its peers somewhat in the five-year period, it performed in the third and second quartiles for the one- and three-year periods, respectively. In addition, the Independent Board Members considered that the High Yield Fund lagged its peers somewhat in the longer five-year period, but that its performance had improved in the recent one- and three-year periods. In this regard, they recognized that the High Yield Fund also outperformed its benchmark in the one- and three-year periods and the first quarter of 2012. Finally, the Independent Board Members considered that the Inflation Protected Fund was new with limited performance history.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the overwhelming majority of the Nuveen funds were at, close to or below their Peer Group or Peer Universe (if no separate Peer Group) average based on the net total expense ratio.

The Independent Board Members noted that the High Yield Fund and the Short Term Fund each had a net expense ratio slightly higher than the respective peer average, but net management fees in line with the respective peer average, while the All-American Fund, the Inflation Protected Fund, the Intermediate Duration Fund and the Limited Term Fund had net management fees and net expense ratios (including fee waivers and expense reimbursements) below or in line with their respective peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

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Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and range of fees offered by the Advisor to other clients, including municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Advisor. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds, funds of other sponsors (if any), and other clients (such as retail and/or institutional managed accounts).

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2011. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Advisor’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel in compliance, risk management, and product development as well as its ability to allocate resources to various areas of the Advisor as the need arises. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Advisor, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component

346	Nuveen Investments

and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc., the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Advisor, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Independent Board Members recognized that each Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from such soft dollar arrangements. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by a Fund Adviser may also benefit a Fund and shareholders to the extent the research enhances the ability of the Fund Adviser to manage the Fund. The Independent Board Members noted that the Fund Advisers’ profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

II.

Nuveen Short Duration High Yield Municipal Bond Fund

The Board is responsible for approving advisory arrangements for the fund listed immediately above (for purposes of this Section II, the “Fund”) and, at a meeting held on January 16, 2013 (for purposes of this Section II, the “Meeting”), was asked to approve the advisory arrangements for the Fund. At the Meeting, the Board Members, including the Independent Board Members, considered and approved the investment management agreement (for purposes of this Section II, the “Investment Management Agreement”) between the Fund and the Advisor, and the investment sub-advisory agreement (for purposes of this Section II, the “Sub-Advisory Agreement”) between the Advisor and the Sub-Advisor, on behalf of the Fund. For purposes of this Section II, the Advisor and the Sub-Advisor are each hereafter a “Fund Adviser” and the Investment Management Agreement and the Sub-Advisory Agreement are each hereafter an “Advisory Agreement.”

To assist the Board in its evaluation of an Advisory Agreement with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:

•	the nature, extent and quality of services expected to be provided by the Fund Adviser;

•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	the expertise and background of the Fund Adviser with respect to the Fund’s investment strategy;

•	certain performance-related information (as described below);

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Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

•	the profitability of Nuveen Investments, Inc. (“Nuveen”);

•	the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds;

•	the expected expenses of the Fund, including comparisons of the Fund’s expected expense ratio with the expense ratios of comparable funds; and

•	the soft dollar practices of the Fund Adviser, if any.

At the Meeting, the Advisor made a presentation to and responded to questions from the Board of the Fund. During the Meeting, the Independent Board Members also met privately with their legal counsel to review the Board’s duties under the 1940 Act, the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Advisory Agreements. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Advisers; (b) investment performance, as described below; (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers; (d) the extent of any anticipated economies of scale; (e) any benefits expected to be derived by the Fund Advisers from their relationships with the Fund; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements.

A. Nature, Extent and Quality of Services

The Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including advisory services and administrative services. As the Advisor and the Sub-Advisor already serve as adviser and sub-adviser, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser’s organization, operations and personnel. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Fund Advisers, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year of the respective Fund Adviser and its services in evaluating the Advisory Agreements.

At the Meeting and at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser’s organization and business; the types of services that such Fund Adviser or its affiliates provide to the Nuveen funds and are expected to provide to the Fund; and the experience of the respective Fund Adviser with applicable investment strategies. Further, the Independent Board Members have evaluated the background and experience of each Fund Adviser’s investment personnel.

In addition to advisory services, the Independent Board Members have considered the quality and extent of administrative and other non-investment advisory services to be provided. In this regard, the Advisor is expected to provide the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Fund) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment management services, the Advisor and its affiliates will provide the Fund with a wide range of services, including, among other things, product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Independent Board Members also recognized that the Advisor would oversee the Sub-Advisor.

In evaluating the services of the Sub-Advisor, the Independent Board Members noted that the Sub-Advisor was generally expected to supply portfolio investment management services to the Fund. In addition, the Board Members recognized the Sub-Advisor’s experience and investment process.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under each Advisory Agreement were satisfactory.

B. Investment Performance

The Fund was new and therefore did not have its own performance history. However, the Independent Board Members are familiar with the performance records of other Nuveen funds advised by the Advisor and sub-advised by the Sub-Advisor. The Independent Board Members recognized that the portfolio managers who were expected to manage the Fund served as portfolio managers to other high yield municipal bond funds in the Nuveen fund family, and that one of them had managed the High Yield Fund since December 2000. In that regard, the Independent Board Members reviewed certain performance information relating to the High Yield Fund, including trailing returns for the year-to-date, one-year, three-year, five-year and ten-year periods and calendar year returns for 2002 through 2011.

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C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund’s proposed management fee structure, the rationale for its proposed fee levels, and its expected expense ratio in absolute terms as well as compared with the fees and expense ratios of comparable funds. In this regard, the Independent Board Members reviewed, among other things, comparative fee and expense structure data for the Lipper high yield municipal debt funds category. In addition, the Independent Board Members noted that the proposed management fees for the Fund were consistent with those of the High Yield Fund and considered the Sub-Advisor’s municipal expertise and reputation.

In addition, the Independent Board Members considered the fund-level breakpoint schedule and the complex-wide breakpoint schedule (described in further detail below) and any applicable fee waivers and expense reimbursements expected to be provided. Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees were reasonable in light of the nature, extent and quality of services to be provided to the Fund.

2. Comparisons with the Fees of Other Clients

Due to their experience with other Nuveen funds, the Board Members were familiar with the nature of services and range of fees offered by the Advisor to other clients. Such other clients include municipal separately managed accounts and passively managed exchange-traded funds (ETFs) sub-advised by the Advisor. In evaluating the comparisons of fees, the Independent Board Members have noted, at the Meeting or at prior meetings, that the fee rates charged to a fund (such as the Fund) and charged to other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members have considered the differences in the product types, including, but not limited to, the services to be provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members have noted, in particular, that the range of services as described above to be provided to a fund (such as the Fund) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the various products, particularly the extensive services to be provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members are familiar with the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds, funds of other sponsors (if any), and other clients (such as retail and/or institutional managed accounts).

3. Profitability of Fund Advisers

In conjunction with their review of fees at prior meetings, the Independent Board Members have considered the profitability of Nuveen for its advisory activities and its financial condition. At the Meeting or prior meetings, the Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability. They also reviewed certain Nuveen business and financial information dated January 15, 2013, certain Nuveen financial information included in a report dated November 7, 2012, and Nuveen’s September 30, 2012 consolidated financial statements. The Independent Board Members have also considered, at the Meeting or at prior meetings, Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members have recognized the Advisor’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel in compliance, risk management, and product development. In addition, in evaluating profitability, the Independent Board Members have also recognized the subjective nature of determining profitability which may be affected by numerous factors, including the allocation of expenses. Further, the Independent Board Members have recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members have reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members have recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services to be provided.

With respect to the Sub-Advisor, which is affiliated with Nuveen, the Independent Board Members have previously reviewed its revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor’s level of profitability was reasonable in light of the services to be provided to the Fund.

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Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other amounts expected to be paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the respective Fund Adviser and its affiliates are expected to receive that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expected expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. The Independent Board Members therefore considered whether the Fund could be expected to benefit from any economies of scale. One method to help ensure that the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component. Accordingly, the Independent Board Members received and reviewed the schedule of proposed advisory fees for the Fund, including fund-level breakpoints thereto.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are generally reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members have considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with the Fund’s shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members also considered information previously received regarding potential “fall out” or ancillary benefits that a Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees expected to be received and retained by the Fund’s principal underwriter, an affiliate of the Advisor, including fees to be received pursuant to any 12b-1 plan.

In addition to the above, the Independent Board Members considered whether the Fund Advisers will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the Fund and other clients. The Independent Board Members recognized that each Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from such soft dollar arrangements. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by a Fund Adviser may also benefit the Fund and shareholders to the extent the research enhances the ability of the Fund Adviser to manage the Fund. The Independent Board Members noted that the Fund Advisers’ profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits expected to be received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services to be provided to the Fund and that the Investment Management Agreement and Sub-Advisory Agreement should be and were approved on behalf of the Fund.

350	Nuveen Investments

Notes

Nuveen Investments	351

Notes

352	Nuveen Investments

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Barclays 1-10 Year Municipal Bond Index: An unmanaged index comprised of investment-grade municipal bonds with maturity dates of more than 1 year and less than 10 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Barclays 3-Year Municipal Bond Index: An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between 2 and 4 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Inflation Linked Swap: A contractual agreement between two counterparties under which one party agrees to make periodic interest payments to the other for an agreed period of time based on a fixed rate (alternatively, a floating rate based on an interest rate index), while the other party agrees to make periodic payments based on a floating rate of interest based on the Consumer Price Index.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Lipper General Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper General Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper High Yield Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper High Yield Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Intermediate Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Short-Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Short-Intermediate Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Short Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Short Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Funds’s liabilities, and dividing by the number of shares outstanding.
Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

S&P Municipal Bond High Yield Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. high yield municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Intermediate Index: Contains all bonds in the S&P Municipal Bond Index that mature between 3 and 14.999 years. Index returns assume reinvestment of dividends but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Short Index: An unleveraged, market value-weighted index containing all of the bonds in the S&P Municipal Bond Index with maturities between 6 months and 3.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

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S&P Municipal Bond Short-Intermediate Index: Contains all bonds in the S&P Municipal Bond Index that mature between 1 and 7.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Yield Index: Contains all bonds in the S&P Municipal Bond Index that are non-rated or whose ratings are BB+ by S&P and BA-1 by Moody’s Investors Service, Inc. or lower. This index does not contain bonds that are pre-refunded or escrowed to maturity. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Total Investment Exposure: Total investment exposure is a Fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a Fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

354	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodians

State Street Bank & Trust Company

Boston, MA

U.S Bank National Association

Milwaukee, WI

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

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Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates–Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $224 billion as of March 31, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-NAT-0413D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended April 30, 2013	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Short Term Municipal Bond Fund	17,561	0	600	0

Total	$17,561	$0	$600	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Short Term Municipal Bond Fund	0%	0%	0%	0%

Fiscal Year Ended April 30, 2012	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Short Term Municipal Bond Fund	16,115	0	—	0

Total	$16,115	$0	$—	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Short Term Municipal Bond Fund	0%	0%	0%	0%

Fiscal Year Ended April 30, 2013	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended April 30, 2012	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended April 30, 2013	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Short Term Municipal Bond Fund	600	0	0	600

Total	$600	$0	$0	$600

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended April 30, 2012	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Short Term Municipal Bond Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: July 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: July 8, 2013

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: July 8, 2013